UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07332 and 811-08162

Name of Fund: BlackRock Funds III

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Treasury

BlackRock CoreAlpha Bond Fund

BlackRock Large Cap Index Fund (Formerly Russell 1000® Index Fund)

BlackRock LifePath® Retirement Fund (Formerly LifePath® Retirement Portfolio)

BlackRock LifePath® 2020 Fund (Formerly LifePath 2020 Portfolio®)

BlackRock LifePath® 2025 Fund (Formerly LifePath® 2025 Portfolio)

BlackRock LifePath® 2030 Fund (Formerly LifePath 2030 Portfolio®)

BlackRock LifePath® 2035 Fund (Formerly LifePath® 2035 Portfolio)

BlackRock LifePath® 2040 Fund (Formerly LifePath 2040 Portfolio®)

BlackRock LifePath® 2045 Fund (Formerly LifePath® 2045 Portfolio)

BlackRock LifePath® 2050 Fund (Formerly LifePath® 2050 Portfolio)

BlackRock LifePath® 2055 Fund (Formerly LifePath® 2055 Portfolio)

BlackRock LifePath® Index Retirement Fund (Formerly LifePath® Index Retirement Portfolio)

BlackRock LifePath® Index 2020 Fund (Formerly LifePath® Index 2020 Portfolio)

BlackRock LifePath® Index 2025 Fund (Formerly LifePath® Index 2025 Portfolio)

BlackRock LifePath® Index 2030 Fund (Formerly LifePath® Index 2030 Portfolio)

BlackRock LifePath® Index 2035 Fund (Formerly LifePath® Index 2035 Portfolio)

BlackRock LifePath® Index 2040 Fund (Formerly LifePath® Index 2040 Portfolio)

BlackRock LifePath® Index 2045 Fund (Formerly LifePath® Index 2045 Portfolio)

BlackRock LifePath® Index 2050 Fund (Formerly LifePath® Index 2050 Portfolio)

BlackRock LifePath® Index 2055 Fund (Formerly LifePath® Index 2055 Portfolio)

BlackRock S&P 500 Index Fund (Formerly S&P 500 Stock Fund)

BlackRock Total International ex U.S. Index Fund (Formerly ACWI ex-US Index Fund)

BlackRock U.S. Total Bond Index Fund (Formerly Bond Index Fund)

Master Investment Portfolio

Active Stock Master Portfolio

CoreAlpha Bond Master Portfolio

International Tilts Master Portfolio

Large Cap Index Master Portfolio (Formerly Russell 1000® Index Master Portfolio)

LifePath® Retirement Master Portfolio

LifePath® 2020 Master Portfolio

LifePath® 2025 Master Portfolio

LifePath® 2030 Master Portfolio

LifePath® 2035 Master Portfolio

LifePath® 2040 Master Portfolio

LifePath® 2045 Master Portfolio

LifePath® 2050 Master Portfolio

LifePath® 2055 Master Portfolio

LifePath® Index Retirement Master Portfolio

LifePath® Index 2020 Master Portfolio

LifePath® Index 2025 Master Portfolio

LifePath® Index 2030 Master Portfolio

LifePath® Index 2035 Master Portfolio

LifePath® Index 2040 Master Portfolio

LifePath® Index 2045 Master Portfolio

LifePath® Index 2050 Master Portfolio

LifePath® Index 2055 Master Portfolio

Money Market Master Portfolio

Prime Money Market Master Portfolio

S&P 500 Index Master Portfolio (Formerly S&P 500 Stock Master Portfolio)

Total International ex U.S. Index Master Portfolio (Formerly ACWI ex-US Index Master Portfolio

Treasury Money Market Master Portfolio

U.S. Total Bond Index Master Portfolio (Formerly Bond Index Master Portfolio)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds III and

            Master Investment Portfolio, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 537-4942

Date of fiscal year end: 12/31/2015

Date of reporting period: 06/30/2015

Item 1 – Report to Stockholders

2

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Total International ex U.S. Index Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

The Markets in Review

Dear Shareholder,

During the 12-month period ended June 30, 2015, market volatility increased from the remarkably low levels seen in recent years, although it remained below the historical average. In the middle of 2014, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. The U.S. economy, however, was showing improvement, which made investors concerned that the U.S. Federal Reserve (the “Fed”) would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows.

In the fourth quarter, U.S. growth picked up considerably while the broader global economy showed more signs of slowing. This, combined with rising global risks, drove investors to the relative stability of U.S. assets. International markets continued to struggle even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries despite their persistently low yields, which had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path. However, meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The period ended on a downbeat, but temporary, note as Greece’s long-brewing debt troubles came to an impasse. As the drama unfolded around the tumultuous negotiations between Greece and its creditors, investors feared the possibility of Greece leaving the euro zone and the impact such an event might have on global markets. Most asset classes broadly sold off, especially in Europe, even while macroeconomic and company fundamentals continued to improve.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.23%	7.42%
U.S. small cap equities (Russell 2000® Index)	4.75	6.49
International equities (MSCI Europe, Australasia, Far East Index)	5.52	(4.22)
Emerging market equities (MSCI Emerging Markets Index)	2.95	(5.12)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.51)	3.79
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.86
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.53	(0.39)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2015

Investment Objective

BlackRock Total International ex U.S. Index Fund’s (the “Fund”) (formerly known as BlackRock ACWI ex-U.S. Index Fund) investment objective is to match the performance of the MSCI All Country World ex USA Index (the “MSCI ACWI ex USA Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended June 30, 2015, the Fund’s Institutional Shares returned 4.34%, Investor A Shares returned 4.37% and Class K Shares returned 4.48%. The benchmark MSCI ACWI ex USA Index returned 4.03% for the same period.

•

Returns for the Fund’s respective share classes differ from the benchmark index due to individual share-class expenses. The Fund invests all of its assets in the Total International ex U.S. Index Master Portfolio (the “Master Portfolio”) (formerly known as ACWI ex-U.S. Index Master Portfolio), a series of Master Investment Portfolio.

Describe the market environment.

•

Japanese stocks experienced a powerful rally during the period, driven largely by increased domestic demand. Japan’s finance leaders effectively encouraged retail investors to take more risk with the introduction of new tax-efficient investment vehicles. In the institutional arena, the Government Pension Investment Fund has been shifting away from Japanese government bonds toward equities and foreign bonds. A weak yen and optimism around the reform of corporate governance policies has also helped stock prices move higher.

•

In Europe, the economic landscape and company fundamentals broadly continued to improve with the support of the European Central Bank’s large asset purchase program. A strong rally in European equity markets in the earlier part of the period was harshly interrupted as the severity of Greece’s debt troubles dominated headlines. European assets came under pressure as the Greek government’s negotiations with the Troika (i.e., the European Commission, European Central Bank and International Monetary Fund) became increasingly erratic leading up to the June 30 expiration of the most recent bailout package. Market volatility spiked when failure to strike a deal resulted in the Greek government putting the Troika’s proposal to a public vote. For the six-month period as a whole, European equities broadly produced positive results, with the strongest performance coming from markets in Denmark, Ireland, Italy and Portugal.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the MSCI ACWI ex USA Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expense, including administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in securities in the MSCI ACWI ex USA Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex USA Index.

[3]	The Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2015

	6-Month Total Returns	Average Annual Total Returns[5]
		1 Year	Since Inception[6]
Institutional	4.34%	(5.61)%	1.98%
Investor A	4.37	(5.79)	1.73
Class K	4.48	(5.53)	2.58
MSCI ACWI ex USA Index	4.03	(5.26)	2.87

[5]	See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on June 30, 2011.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,043.40	$0.86	$1,000.00	$1,023.95	$0.85	0.17%
Investor A	$1,000.00	$1,043.70	$2.13	$1,000.00	$1,022.71	$2.11	0.42%
Class K	$1,000.00	$1,044.80	$0.71	$1,000.00	$1,024.10	$0.70	0.14%

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	5

About Fund Performance

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 3 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Statement of Assets and Liabilities	BlackRock Total International ex U.S. Index Fund

June 30, 2015 (Unaudited)

Assets
Investments at value — Master Portfolio (cost — $28,963,786)	$33,153,849
Receivables:
Capital shares sold	231,259
From advisor	32,258
Prepaid expenses	34,762

Total assets	33,452,128

Liabilities
Payables:
Contributions to the Master Portfolio	231,136
Professional fees	35,857
Service fees	382
Capital shares redeemed	123
Income dividends	44,473
Capital gains distributions	25,153
Officer’s fees	6
Other accrued expenses payable	15,587

Total liabilities	352,717

Net Assets	$33,099,411

Net Assets Consist of
Paid-in capital	$32,271,950
Distributions in excess of net investment income	(79,257)
Accumulated net realized loss allocated from the Master Portfolio	(3,283,345)
Net unrealized appreciation (depreciation) allocated from the Master Portfolio	4,190,063

Net Assets	$33,099,411

Net Asset Value
Institutional — Based on net assets of $23,873,328 and 2,771,520 shares outstanding, unlimited number of shares authorized, no par value	$8.61

Investor A — Based on net assets of $1,856,727 and 215,947 shares outstanding, unlimited number of shares authorized, no par value	$8.60

Class K — Based on net assets of $7,369,356 and 832,933 shares outstanding, unlimited number of shares authorized, no par value	$8.85

See Notes to Financial Statements.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	7

Statement of Operations	BlackRock Total International ex U.S. Index Fund

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends	$581,801
Securities lending — affiliated — net	6,950
Interest — affiliated	361
Expenses	(12,625)
Foreign taxes withheld	(74,743)
Fees waived	908

Total income	502,652

Fund Expenses
Administration	3,138
Service — Investor A	1,882
Transfer agent — Institutional	3,657
Transfer agent — investor A	256
Professional	30,322
Registration	24,004
Printing	9,768
Miscellaneous	4,307

Total expenses	77,334
Less administration fees waived	(3,726)
Less transfer agent fees waived — Institutional	(10)
Less transfer agent fees waived — Investor A	(31)
Less fees reimbursed by administrator	(60,237)

Total expenses after fees waived and/or reimbursed	13,330

Net investment income	489,322

Realized and Unrealized Gain (Loss) Allocation from the Master Portfolio
Net realized gain from investments, financial futures contracts and foreign currency transactions	62,935

Net change in unrealized appreciation (depreciation) on investments, financial futures contracts and foreign currency translations	223,527

Total realized and unrealized gain	286,462

Net Increase in Net Assets Resulting from Operations	$775,784

See Notes to Financial Statements.

8	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Statements of Changes in Net Assets

	BlackRock Total International ex U.S. Index Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$489,322	$505,648
Net realized gain	62,935	2,081,148
Net change in unrealized appreciation (depreciation)	223,527	(3,625,915)

Net increase (decrease) in net assets resulting from operations	775,784	(1,039,119)

Distributions to Shareholders From[1]
Net investment income:
Institutional	(341,722)	(471,088)
Investor A	(26,921)	(3,912)
Class K	(111,433)	(33,598
Net realized gain:
Institutional	(133,575)	(1,639,808)
Investor A	(10,321)	(31,240)
Class K	(39,404)	(476,304)

Decrease in net assets resulting from distributions to shareholders	(663,376)	(2,655,950)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	8,967,205	12,556,607

Net Assets
Total increase in net assets	9,079,613	8,861,538
Beginning of period	24,019,798	15,158,260

End of period	$33,099,411	$24,019,798

Distributions in excess of net investment income, end of period	$(79,257)	$(88,503)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	9

Financial Highlights	BlackRock Total International ex U.S. Index Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period from June 30, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$8.43		$10.06	$9.06	$8.13	$10.00

Net investment income[2]	0.15		0.30	0.22	0.17	0.08
Net realized and unrealized gain (loss)	0.22		(0.75)	1.02	1.16	(1.89)

Net increase (decrease) from investment operations	0.37		(0.45)	1.24	1.33	(1.81)

Distributions from:[3]
Net investment income	(0.14)		(0.29)	(0.24)	(0.40)	(0.04)
Net realized gain	(0.05)		(0.89)	—	—	(0.02)
Return of capital	—		—	—	(0.00)[4]	—

Total distributions	(0.19)		(1.18)	(0.24)	(0.40)	(0.06)

Net asset value, end of period	$8.61		$8.43	$10.06	$9.06	$8.13

Total Return[5]
Based on net asset value	4.34%	[6]	(4.78)%	13.94%	16.61%	(18.05)% [6]

Ratios to Average Net Assets[7]
Total expenses[8]	0.62%	[9]	0.83% [10]	1.25%	0.75%	2.04% [9,11]

Total expenses after fees waived and/or reimbursed[8]	0.17%	[9]	0.21% [10]	0.35%	0.34%	0.37% [9]

Net investment income[8]	3.41%	[9]	3.00% [10]	2.35%	1.95%	1.78% [9]

Supplemental Data
Net assets, end of period (000)	$23,873		$17,380	$15,013	$9,602	$46

Portfolio turnover rate of the Master Portfolio	3%		49%	36%	42%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%, 0.03%, 0.01%, 0.08% and 1.14% for the six months ended June 30, 2015, the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]	Annualized.

[10]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[11]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.08%.

See Notes to Financial Statements.

10	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Financial Highlights (continued)	BlackRock Total International ex U.S. Index Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period from June 30, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$8.41		$10.06	$9.06	$8.13	$10.00

Net investment income[2]	0.16		0.22	0.21	0.19	0.08
Net realized and unrealized gain (loss)	0.21		(0.71)	1.00	1.12	(1.89)

Net increase (decrease) from investment operations	0.37		(0.49)	1.21	1.31	(1.81)

Distributions from:[3]
Net investment income	(0.13)		(0.27)	(0.21)	(0.38)	(0.04)
Net realized gain	(0.05)		(0.89)	—	—	—
Return of capital	—		—	—	(0.00)[4]	(0.02)

Total distributions	(0.18)		(1.16)	(0.21)	(0.38)	(0.06)

Net asset value, end of period	$8.60		$8.41	$10.06	$9.06	$8.13

Total Return[5]
Based on net asset value	4.37%	[6]	(5.19)%	13.63%	16.31%	(18.11)% [6]

Ratios to Average Net Assets[7]
Total expenses[8]	0.86%	[9]	1.30% [10]	1.91%	1.88%	2.30% [9,11]

Total expenses after fees waived and/or reimbursed[8]	0.42%	[9]	0.46% [10]	0.64%	0.63%	0.62% [9]

Net investment income[8]	3.56%	[9]	2.28% [10]	2.21%	2.18%	1.74% [9]

Supplemental Data
Net assets, end of period (000)	$1,857		$372	$65	$39	$20

Portfolio turnover rate of the Master Portfolio	3%		49%	36%	42%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%, 0.03%, 0.01%, 0.16% and 1.14% for the six months ended June 30, 2015, the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]	Annualized.

[10]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[11]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.36%.

See Notes to Financial Statements.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	11

Financial Highlights (concluded)	BlackRock Total International ex U.S. Index Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period from June 30, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$8.65		$10.30	$9.27	$8.13	$10.00

Net investment income[2]	0.16		0.19	0.23	0.28	0.09
Net realized and unrealized gain (loss)	0.23		(0.65)	1.04	1.27	(1.90)

Net increase (decrease) from investment operations	0.39		(0.46)	1.27	1.55	(1.81)

Distributions from:[3]
Net investment income	(0.14)		(0.30)	(0.24)	(0.41)	(0.04)
Net realized gain	(0.05)		(0.89)	—	—	—
Return of capital	—		—	—	(0.00)[4]	(0.02)

Total distributions	(0.19)		(1.19)	(0.24)	(0.41)	(0.06)

Net asset value, end of period	$8.85		$8.65	$10.30	$9.27	$8.13

Total Return[5]
Based on net asset value	4.48%	[6]	(4.84)%	13.96%	19.25%	(18.04)% [6]

Ratio to Average Net Assets[7]
Total expenses[8]	0.59%	[9]	0.81% [10]	1.36%	1.80%	1.73% [9,11]

Total expenses after fees waived and/or reimbursed[8]	0.14%	[9]	0.15% [10]	0.34%	0.33%	0.32% [9]

Net investment income[8]	3.45%	[9]	2.02% [10]	2.40%	3.31%	2.03% [9]

Supplemental Data
Net assets, end of period (000)	$7,369		$6,267	$80	$50	$16,224

Portfolio turnover rate of the Master Portfolio	3%		49%	36%	42%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%, 0.03%, 0.01%, 0.29% and 1.14% for the six months ended June 30, 2015, the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]	Annualized.

[10]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[11]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.79%.

See Notes to Financial Statements.

12	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Notes to Financial Statements (Unaudited)	BlackRock Total International ex U.S. Index Fund

1. Organization:

BlackRock Total International ex U.S. Index Fund (the “Fund”) (formerly known as BlackRock ACWI ex-U.S. Index Fund), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing all of its assets in Total International ex U.S. Index Master Portfolio (the “Master Portfolio”) (formerly known as BlackRock ACWI ex-U.S. Index Master Portfolio), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At June 30, 2015, the percentage of the Master Portfolio owned by the Fund was 4.3%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold without an initial sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Trustees of the Fund and Board of Trustees of the Master Portfolio are referred to throughout this report as the “Board of Trustees” or the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered companies advised by BlackRock Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity Liquidity Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). Effective

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	13

Notes to Financial Statements (continued)	BlackRock Total International ex U.S. Index Fund

April 30, 2015, for such services, the Fund pays the BAL a monthly fee at an annual rate of 0.01% of the average daily value of the Fund’s net assets. Prior to April 30, 2015, the Fund paid BAL a monthly fee at an annual rate of 0.03% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

BFA, the investment advisor for the Master Portfolio, and BAL contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expense not included in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is as follows:

	Institutional	Investor A	Class K
Rate	0.17%	0.42%	0.12%

Prior to April 30, 2015, the expense limitation, as a percentage of average daily net assets was as follows:

	Institutional	Investor A	Class K
Rate	0.20%	0.45%	0.15%

BFA and BAL have agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Trustees. These amounts are shown as, or included in, administration fees waived, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and fees reimbursed by administrator in the Statements of Operations.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BFA or BAL, as applicable, are less than the expense limit for that share class, BFA or BAL are entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) BFA or BAL, or an affiliate, continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BFA or BAL, as applicable, becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BFA or BAL, as applicable, shall be calculated by reference to the expense limit for that share class in effect at the time BFA or BAL became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended June 30, 2015, BAL and BFA did not recoup any Fund level or class specific waivers and/or reimbursements previously recorded by the Fund.

On June 30, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2015	2016	2017
Fund level	$102,028	$102,174	$63,693
Institutional	$1,488	$3,355	$10
Investor A	$164	$339	$31
Class K	$84	$18	—

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Investor A Shares Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

14	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Notes to Financial Statements (concluded)	BlackRock Total International ex U.S. Index Fund

BAL maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2015, the Fund reimbursed BAL the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Class K
—	$9	—

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the three years ended December 31, 2014 and the period ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	799,112	$7,316,467	489,164	$4,780,732
Shares issued to shareholders in reinvestment of distributions	51,581	445,080	236,533	2,110,279
Shares redeemed	(142,063)	(1,248,641)	(154,562)	(1,526,584)

Net increase	708,630	$6,512,906	571,135	$5,364,427

Investor A
Shares sold	184,863	$1,592,070	36,520	$345,700
Shares issued to shareholders in reinvestment of distributions	4,320	37,242	3,748	32,243
Shares redeemed	(17,508)	(155,393)	(2,444)	(24,614)

Net increase	171,675	$1,473,919	37,824	$353,329

Class K
Shares sold	278,335	$2,516,078	697,040	$6,707,086
Shares issued to shareholders in reinvestment of distributions	17,007	150,837	58,087	506,140
Shares redeemed	(187,108)	(1,686,535)	(38,209)	(374,375)

Net increase	108,234	980,380	716,918	6,838,851

Total Net Increase	988,539	$8,967,205	1,325,877	$12,556,607

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	15

Master Portfolio Information	Total International ex U.S. Index Master Portfolio

As of June 30, 2015

Ten Largest Holdings	Percent of Long-Term Investments

Nestlé SA, Registered Shares	1%
Novartis AG, Registered Shares	1
Roche Holding AG	1
Toyota Motor Corp.	1
HSBC Holdings PLC	1
Samsung Electronics Co. Ltd.	1
BP PLC	1
Sanofi	1
Taiwan Semiconductor Manufacturing Co. Ltd.	1
Bayer AG, Registered Shares	1

Geographic Allocation	Percent of Long-Term Investments

Japan	16%
United Kingdom	13
Switzerland	7
France	7
Canada	7
Germany	6
Australia	5
China	4
Hong Kong	4
South Korea	3
Netherlands	3
Taiwan	3
Spain	3
Sweden	2
South Africa	2
India	2
Brazil	2
Italy	2
Other[1]	9

[1]

Other includes a 1% or less holding in each of the following countries: Austria, Belgium, Chile, Columbia, Czech Republic, Denmark, Egypt, Finland, Greece, Hungary, Indonesia, Ireland, Israel, Luxembourg, Malaysia, Malta, Mexico, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Russia, Singapore, Thailand, Turkey and United Arab Emirates.

16	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 4.8%
AGL Energy Ltd.	25,795	$308,996
Alumina Ltd. (a)	80,719	95,014
Amcor Ltd.	51,838	547,798
AMP Ltd.	140,401	651,504
APA Group	44,511	282,714
Aristocrat Leisure Ltd.	13,448	79,301
Asciano Ltd.	31,432	161,066
ASX Ltd. (a)	9,130	280,787
Aurizon Holdings Ltd.	75,249	297,257
AusNet Services	34,747	37,378
Australia & New Zealand Banking Group Ltd.	115,543	2,867,449
Bank of Queensland Ltd. (a)	19,847	195,284
Bendigo & Adelaide Bank Ltd. (a)	16,747	158,354
BHP Billiton Ltd.	132,317	2,699,111
Boral Ltd.	17,729	79,867
Brambles Ltd.	71,146	580,389
Caltex Australia Ltd.	8,201	201,319
CIMIC Group, Ltd.	1,949	32,650
Coca-Cola Amatil Ltd.	19,681	138,829
Cochlear Ltd.	3,188	197,013
Commonwealth Bank of Australia	67,060	4,397,588
Computershare Ltd.	18,081	162,846
Crown Resorts Ltd. (a)	12,817	120,428
CSL Ltd.	20,686	1,379,061
Dexus Property Group	28,431	159,981
Federation Centres Ltd.	174,986	393,737
Flight Centre Travel Group Ltd. (a)	1,384	36,375
Fortescue Metals Group Ltd. (a)	63,976	94,221
Goodman Group (a)	64,171	309,925
GPT Group (a)	54,780	180,591
Harvey Norman Holdings Ltd.	13,921	48,340
Healthscope Ltd.	26,094	54,640
Iluka Resources Ltd.	34,250	202,544
Incitec Pivot Ltd.	64,383	190,879
Insurance Australia Group Ltd. (a)	120,818	519,442
Lend Lease Group	18,572	214,734
Macquarie Group Ltd.	14,074	881,812
Medibank Pvt, Ltd. (b)	102,248	158,434
Mirvac Group	140,792	200,584
National Australia Bank Ltd.	106,267	2,729,369
Newcrest Mining Ltd. (b)	34,577	348,161
Orica Ltd. (a)	17,936	294,417
Origin Energy Ltd. (a)	49,628	458,031
Platinum Asset Management Ltd.	9,023	52,000
Qantas Airways Ltd. (b)	22,815	55,440
QBE Insurance Group Ltd. (a)	56,479	594,729
Ramsay Health Care Ltd. (a)	7,590	359,522
REA Group Ltd. (a)	1,087	32,787
Rio Tinto Ltd.	20,142	833,209
Common Stocks	Shares	Value
Australia (concluded)
Santos Ltd. (a)	33,767	203,874
Scentre Group	259,267	748,946
Seek Ltd. (a)	11,674	126,508
Sonic Healthcare Ltd.	13,392	220,522
South32, Ltd. (b)	222,708	307,576
Stockland (a)	83,188	262,685
Suncorp Group Ltd.	63,853	660,627
Sydney Airport	37,256	142,958
Tabcorp Holdings Ltd.	54,398	190,678
Tatts Group Ltd.	59,669	171,086
Telstra Corp. Ltd.	182,017	861,404
TPG Telecom Ltd.	14,159	97,799
Transurban Group (a)	90,170	646,483
Treasury Wine Estates Ltd.	43,110	165,556
Wesfarmers Ltd. (a)	48,236	1,450,608
Westfield Corp.	96,369	676,870
Westpac Banking Corp. (a)	128,757	3,185,707
Woodside Petroleum Ltd.	33,078	872,818
Woolworths Ltd. (a)	56,300	1,169,872
WorleyParsons Ltd.	4,265	34,243

		37,552,727
Austria — 0.1%
Andritz AG	2,986	165,353
Erste Group Bank AG (b)	12,316	350,900
OMV AG (a)	7,068	194,580
Raiffeisen Bank International AG (a)	4,478	65,161
Voestalpine AG (a)	4,890	203,802

		979,796
Belgium — 0.9%
Ageas	7,575	292,269
Anheuser-Busch InBev NV	33,195	3,994,697
Belgacom SA	7,467	264,234
Colruyt SA	3,569	160,098
Delhaize Group	3,633	295,498
Groupe Bruxelles Lambert SA	4,624	372,864
KBC Groep NV (b)	10,975	735,743
Solvay SA	3,273	450,906
Telenet Group Holding NV (b)	1,997	108,652
UCB SA	5,627	404,610
Umicore SA	3,627	172,234

		7,251,805
Brazil — 1.6%
AES Tiete SA, Preference Shares	16,600	93,435
AMBEV SA	213,800	1,313,428
B2W Cia Digital (b)	17,200	112,801
Banco Bradesco SA — ADR	35,196	316,743

Portfolio Abbreviations

ADR	American Depositary Receipts	GDR	Global Depositary Receipt	REIT	Real Estate Investment Trust
CVA	Certificaten Van Aandelen (Dutch Certificate)	MSCI	Morgan Stanley Capital International	RTS	Russian Trading System
ETF	Exchange -Traded Fund	NVDR	Non-voting Depository Receipts	S&P	Standard & Poor’s

See Notes to Financial Statements.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	17

Schedule of Investments (continued)	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil (continued)
Banco Bradesco SA, Preference Shares	103,788	$951,387
Banco do Brasil SA	36,400	284,260
Banco do Estado do Rio Grande do Sul, Preference Shares	2,900	8,311
Banco Santander Brasil SA	12,700	69,115
BB Seguridade Participacoes SA	29,100	319,163
BM&FBovespa SA	64,700	243,892
BR Malls Participacoes SA	13,700	64,157
Braskem SA, Preference A Shares	11,000	48,188
BRF SA	27,500	580,940
CCR SA	32,500	155,857
Centrais Eletricas Brasileiras SA, Preference ‘B’ Shares	1,600	4,359
CETIP SA — Mercados Organizado	9,411	103,157
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	5,400	127,310
Cia Energetica de Minas Gerais, Preference Shares	24,313	92,745
Cia Energetica de Sao Paulo, Preference ‘B’ Shares	4,000	25,229
Cia Paranaense de Energia, Preference ‘B’ Shares	11,500	129,274
Cielo SA	31,632	445,825
Companhia de Saneamento Basico do Estado de Sao Paulo	7,000	37,149
Companhia Siderurgica Nacional SA	48,700	80,981
Cosan SA Industria e Comercio	1,800	14,560
CPFL Energia SA	3,715	23,001
Cyrela Brazil Realty SA	6,700	21,334
Duratex SA	5,621	13,125
EcoRodovias Infraestrutura e Logistica SA	5,600	13,959
EDP — Energias do Brasil SA	900	3,332
Embraer SA	24,800	188,726
Estacio Participacoes SA	21,100	122,158
Fibria Celulose SA	10,300	140,531
Gerdau SA, Preference Shares	30,600	73,717
Hypermarcas SA (b)	19,300	140,478
Itau Unibanco Holding SA, Preference Shares	123,223	1,356,242
Itausa — Investimentos Itau SA, Preference Shares	135,712	388,921
JBS SA	31,400	165,226
Klabin SA, Preference Shares	22,200	136,309
Kroton Educacional SA	47,568	181,912
Localiza Rent a Car SA	2,940	29,021
Lojas Americanas SA	6,000	25,570
Lojas Americanas SA, Preference Shares	12,320	68,711
Lojas Renner SA	4,300	156,283
M Dias Branco SA	1,500	39,561
Multiplan Empreendimentos Imobiliarios SA	4,600	70,943
Natura Cosmeticos SA	8,200	72,635
Odontoprev SA	600	2,080
Oi SA, Preference Shares (b)	22,800	42,899
Petroleo Brasileiro SA (b)	124,800	563,167
Petroleo Brasileiro SA, Preference Shares (b)	177,100	723,985
Porto Seguro SA	4,400	58,589
Qualicorp SA	8,500	53,885
Raia Drogasil SA	9,300	119,888
Souza Cruz SA	22,800	179,153
Sul America SA	1,638	7,992
Suzano Papel e Celulose SA, Preference ‘A’ Shares	13,600	72,350
Telefonica Brasil SA, Preference Shares	10,700	149,912
Tim Participacoes SA	41,040	135,168
Totvs SA	3,300	41,395
Tractebel Energia SA	4,600	50,585
Common Stocks	Shares	Value
Brazil (concluded)
Transmissora Alianca de Energia Eletrica SA	3,300	21,844
Ultrapar Participacoes SA	18,600	393,046
Usinas Siderurgicas de Minas Gerais SA, Preference ‘A’ Shares	9,600	12,721
Vale SA	47,800	281,195
Vale SA, Preference Shares	93,800	470,041
Via Varejo SA	2,300	8,308
WEG SA	18,720	114,701

		12,556,865
Canada — 6.5%
Agnico Eagle Mines Ltd.	9,355	265,595
Agrium, Inc. (a)	6,664	706,256
Alimentation Couche Tard, Inc., Class B	17,917	766,458
AltaGas Ltd.	5,249	159,866
ARC Resources Ltd. (a)	10,076	172,639
Atco Ltd. Class I	2,968	93,840
Bank of Montreal (a)	28,066	1,663,062
Bank of Nova Scotia (a)	50,746	2,619,371
Barrick Gold Corp.	40,601	433,966
Baytex Energy Corp. (a)	6,019	93,634
BCE, Inc.	8,439	358,506
BlackBerry Ltd. (a)(b)	17,331	141,673
Bombardier, Inc., Class B (a)	55,865	100,638
Brookfield Asset Management, Inc., Class A	38,235	1,335,929
CAE, Inc.	5,726	68,171
Cameco Corp. (a)	12,619	180,546
Canadian Imperial Bank of Commerce (a)	17,975	1,325,027
Canadian National Railway Co.	34,370	1,982,948
Canadian Natural Resources Ltd. (a)	44,709	1,213,479
Canadian Oil Sands Ltd. (a)	11,879	96,059
Canadian Pacific Railway Ltd.	6,990	1,119,407
Canadian Tire Corp. Ltd., Class A	4,121	440,739
Canadian Utilities Ltd., Class A	3,784	108,976
Catamaran Corp. (b)	10,440	638,019
Cenovus Energy, Inc.	39,944	638,656
CGI Group, Inc., Class A (b)	8,942	349,733
CI Financial Corp. (a)	11,539	310,417
Constellation Software, Inc.	918	364,451
Crescent Point Energy Corp. (a)	17,521	359,538
Dollarama, Inc.	5,029	304,800
Eldorado Gold Corp.	17,582	72,918
Empire Co. Ltd., Class A	2,260	159,177
Enbridge, Inc.	36,746	1,718,442
Encana Corp.	30,957	341,295
Enerplus Corp. (a)	4,790	42,032
Fairfax Financial Holdings Ltd.	1,059	522,191
Finning International, Inc.	3,927	73,855
First Capital Realty, Inc. (a)	2,654	37,993
First Quantum Minerals Ltd.	20,152	263,477
Fortis, Inc.	9,289	260,895
Franco-Nevada Corp.	7,452	355,417
George Weston Ltd.	3,435	269,822
Gildan Activewear, Inc.	10,468	347,732
Goldcorp, Inc.	34,235	555,599
Great-West Lifeco, Inc.	12,321	358,680
H&R Real Estate Investment Trust	2,945	52,911
Husky Energy, Inc.	14,784	282,778
IGM Financial, Inc. (a)	4,062	129,373
Imperial Oil Ltd. (a)	12,316	475,778

See Notes to Financial Statements.

18	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Canada (concluded)
Industrial Alliance Insurance & Financial Services, Inc.	3,523	$118,496
Intact Financial Corp.	6,978	484,884
Inter Pipeline Ltd.	13,352	306,807
The Jean Coutu Group PJC, Inc., Class A	3,208	59,588
Keyera Corp.	8,330	278,111
Kinross Gold Corp. (b)	50,110	116,750
Loblaw Cos. Ltd.	11,565	584,084
Magna International, Inc.	18,642	1,046,280
Manulife Financial Corp.	76,127	1,414,658
MEG Energy Corp. (b)	7,620	124,458
Methanex Corp.	4,533	253,035
Metro, Inc.	10,392	278,895
National Bank of Canada	13,702	514,730
Onex Corp.	3,099	171,475
Open Text Corp.	5,660	229,889
Paramount Resources Ltd., Class A (b)	2,674	61,444
Pembina Pipeline Corp.	14,575	471,091
Peyto Exploration & Development Corp. (a)	6,142	150,132
Potash Corp. of Saskatchewan, Inc.	32,913	1,019,275
Power Corp. of Canada	15,481	395,887
Power Financial Corp. (a)	10,065	289,057
PrairieSky Royalty Ltd. (a)	5,018	126,595
Restaurant Brands International, Inc.	8,110	310,829
RioCan Real Estate Investment Trust	3,112	66,700
Rogers Communications, Inc., Class B (a)	14,885	527,947
Royal Bank of Canada	59,196	3,620,008
Saputo, Inc.	10,940	264,610
Shaw Communications, Inc., Class B	13,348	290,685
Silver Wheaton Corp.	17,253	299,061
SNC-Lavalin Group, Inc.	5,688	191,088
Sun Life Financial, Inc.	24,691	824,351
Suncor Energy, Inc. (a)	58,588	1,613,633
Teck Resources Ltd., Class B	19,684	195,107
TELUS Corp.	8,212	282,916
Thomson Reuters Corp.	17,572	669,115
The Toronto-Dominion Bank	76,459	3,246,906
Tourmaline Oil Corp. (b)	6,382	191,716
TransAlta Corp.	5,518	42,766
TransCanada Corp. (a)	31,141	1,265,586
Turquoise Hill Resources Ltd. (b)	24,665	93,802
Valeant Pharmaceuticals International, Inc. (b)	13,432	2,979,667
Veresen, Inc. (a)	9,589	129,670
Vermilion Energy, Inc.	4,033	174,204
West Fraser Timber Co. Ltd.	2,687	147,645
Yamana Gold, Inc.	26,930	81,070

		50,737,467
Chile — 0.3%
AES Gener SA	90,837	51,745
Aguas Andinas SA, Class A	76,400	43,472
Banco de Chile	1,354,736	148,491
Banco de Credito e Inversiones	721	31,697
Banco Santander Chile SA	2,103,327	106,306
Cencosud SA	46,368	111,569
Colbun SA	466,420	132,752
Companhia Cervecerias Unidas SA	4,404	46,739
CorpBanca	2,375,874	26,231
Embotelladora Andina SA, Preference ‘B’ Shares	9,220	31,183
Empresa Nacional de Electricidad SA	139,245	192,844
Empresa Nacional de Telecomunicaciones SA	2,032	22,497
Common Stocks	Shares	Value
Chile (concluded)
Empresas CMPC SA	36,023	98,020
Empresas COPEC SA	16,033	170,275
Enersis SA	884,292	281,109
Latam Airlines Group SA (b)	19,853	141,517
SACI Falabella	35,710	249,505
Sociedad Quimica y Minera de Chile SA, Preference ‘B’ Shares	1,850	29,940
SONDA SA	18,572	38,790
Vina Concha y Toro SA	57,286	99,835

		2,054,517
China — 4.1%
AAC Technologies Holdings, Inc.	39,500	222,752
Agricultural Bank of China Ltd., Class H	802,000	430,846
Air China Ltd., Class H	62,000	70,066
Aluminum Corp. of China Ltd., Class H (b)	64,000	32,009
Anhui Conch Cement Co., Ltd., Class H	79,500	278,547
Anta Sports Products Ltd.	81,000	196,451
AviChina Industry & Technology Co. Ltd., Class H	116,000	113,198
Bank of China Ltd., Class H	3,229,000	2,095,560
Bank of Communications Co. Ltd., Class H	321,700	334,851
BBMG Corp., Class H	39,500	39,941
Beijing Capital International Airport Co. Ltd., Class H	100,000	115,142
Byd Co. Ltd., Class H (a)	18,500	110,843
CGN Power Co. Ltd. (c)	365,000	190,761
China Cinda Asset Management Co. Ltd. (b)	186,000	103,446
China Citic Bank Corp. Ltd., Class H (b)	317,000	252,396
China Coal Energy Co. Ltd., Class H	107,000	63,808
China Communications Construction Co. Ltd., Class H	174,000	259,811
China Communications Services Corp. Ltd., Class H	44,000	22,220
China Conch Venture Holdings, Ltd.	21,500	49,321
China Construction Bank Corp., Class H	3,415,000	3,115,011
China COSCO Holdings Co. Ltd., Class H (a)(b)	78,000	50,293
China Everbright Bank Co. Ltd., Class H	58,000	34,739
China Galaxy Securities Co. Ltd., Class H	132,500	172,220
China Huishan Dairy Holdings Co. Ltd. (a)	107,000	24,413
China International Marine Containers Group Co. Ltd., Class H	41,500	106,647
China Life Insurance Co. Ltd., Class H	302,000	1,310,752
China Longyuan Power Group Corp., Class H	125,000	138,744
China Medical System Holdings Ltd.	109,000	152,710
China Mengniu Dairy Co. Ltd.	52,000	259,277
China Merchants Bank Co. Ltd., Class H	183,078	531,779
China Minsheng Banking Corp. Ltd., Class H	222,900	291,673
China National Building Material Co. Ltd., Class H	132,000	124,632
China Oilfield Services Ltd., Class H	64,000	101,778
China Pacific Insurance Group Co. Ltd., Class H	104,600	501,105
China Petroleum & Chemical Corp. Class H	1,080,400	927,049
China Railway Construction Corp. Ltd., Class H	72,000	111,160
China Railway Group Ltd., Class H	147,000	158,476
China Shenhua Energy Co. Ltd., Class H	123,000	280,124
China Shipping Container Lines Co. Ltd., Class H (b)	122,000	47,589
China Southern Airlines Co. Ltd., Class H (b)	48,000	56,228
China Telecom Corp. Ltd., Class H	594,000	347,906
China Unicom Hong Kong Ltd.	246,000	384,593
China Vanke Co. Ltd., Class H (a)	48,500	119,079
Chongqing Changan Automobile Co. Ltd.	21,400	54,650
Chongqing Rural Commercial Bank, Class H	122,000	97,584

See Notes to Financial Statements.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	19

Schedule of Investments (continued)	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
China (continued)
CITIC Securities Co. Ltd., Class H (a)	90,500	$325,528
CNOOC Ltd.	817,000	1,158,895
Country Garden Holdings Co. Ltd.	214,270	94,069
CSPC Pharmaceutical Group Ltd.	154,000	152,058
CSR Corp. Ltd., Class H	222,350	341,128
Datang International Power Generation Co. Ltd., Class H	98,000	50,198
Dongfeng Motor Group Co. Ltd., Class H	80,000	107,175
Evergrande Real Estate Group Ltd. (a)	286,000	170,396
Fosun International Ltd.	81,500	191,658
Great Wall Motor Co. Ltd., Class H	41,000	200,992
Guangzhou Automobile Group Co. Ltd., Class H	52,000	48,095
Guangzhou R&F Properties Co. Ltd., Class H (a)(b)	13,200	16,159
Haitian International Holdings Ltd.	67,000	157,285
Haitong Securities Co. Ltd., Class H	47,200	124,491
Hengan International Group Co. Ltd.	39,000	462,933
Huadian Power International Corp., Ltd.	68,000	75,135
Huaneng Power International, Inc., Class H	122,000	169,794
Huaneng Renewables Corp. Ltd.	158,000	63,709
Industrial & Commercial Bank of China Ltd., Class H	3,199,000	2,538,489
Inner Mongolia Yitai Coal Co., Class B	25,300	36,331
Jiangsu Expressway Co. Ltd., Class H	26,000	34,110
Jiangxi Copper Co. Ltd., Class H	36,000	59,983
Kingsoft Corp. Ltd.	55,000	185,190
Lenovo Group Ltd.	286,000	395,413
Longfor Properties Co. Ltd.	51,500	81,839
Luye Pharma Group, Ltd. (b)	46,500	49,711
New China Life Insurance Co. Ltd., Class H	29,100	173,801
People’s Insurance Co. Group of China Ltd., Class H	272,000	173,889
PetroChina Co. Ltd., Class H	894,000	995,645
PICC Property & Casualty Co. Ltd., Class H	135,532	308,525
Ping An Insurance Group Co. of China Ltd., Class H	108,500	1,464,264
Semiconductor Manufacturing International Corp. (b)	1,051,000	114,565
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	44,000	32,832
Shanghai Electric Group Co. Ltd., Class H (a)	104,000	84,773
Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H	7,000	25,933
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	19,100	53,147
Shenzhou International Group Holdings Ltd.	20,000	97,271
Shui On Land Ltd.	76,666	21,731
Sihuan Pharmaceutical Holdings Group Ltd.	249,000	141,661
Sino-Ocean Land Holdings Ltd.	137,000	103,310
Sinopec Engineering Group Co. Ltd.	13,500	12,491
Sinopec Shanghai Petrochemical Co. Ltd., Class H (b)	123,000	66,522
Sinopharm Group Co. Ltd., Class H	47,200	209,600
Sinotrans Ltd., Class H	45,000	29,963
SOHO China Ltd.	195,000	126,894
Sunac China Holdings Ltd.	149,000	162,941
Tencent Holdings Ltd.	221,600	4,431,228
Tingyi Cayman Islands Holding Corp.	64,000	130,575
Tsingtao Brewery Co. Ltd., Class H (a)	14,000	84,881
Want Want China Holdings Ltd.	339,000	357,926
Weichai Power Co. Ltd., Class H	12,200	40,610
Yanzhou Coal Mining Co. Ltd., Class H	36,000	28,137
Common Stocks	Shares	Value
China (concluded)
Zhejiang Expressway Co. Ltd., Class H	54,000	74,890
Zhuzhou CSR Times Electric Co. Ltd., Class H	25,000	186,876
Zijin Mining Group Co. Ltd., Class H (a)	218,000	76,736
ZTE Corp., Class H	14,400	36,564

		31,621,125
Colombia — 0.1%
Almacenes Exito SA	14,362	125,251
Banco Davivienda SA, Preference Shares	3,212	32,968
Bancolombia SA	15,644	167,536
Cementos Argos SA	38,031	135,032
Corp. Financiera Colombiana SA	1,431	20,049
Ecopetrol SA	184,080	122,239
Grupo Argos SA	6,618	43,185
Grupo Aval Acciones y Valores	125,734	61,535
Grupo de Inversiones Suramericana SA	6,592	93,672
Grupo de Inversiones Suramericana SA, Preference Shares	803	11,219
Interconexion Electrica SA	6,953	19,616
Isagen SA ESP	27,340	29,174

		861,476
Czech Republic — 0.0%
CEZ AS	5,998	139,264
Komercni Banka AS	352	78,030

		217,294
Denmark — 1.2%
A.P. Moeller — Maersk A/S, Class A	162	284,116
A.P. Moeller — Maersk A/S, Class B	320	578,573
Carlsberg A/S, Class B	4,168	377,644
Coloplast A/S, Class B	5,933	389,105
Danske Bank A/S (a)	28,943	850,837
DSV A/S	8,213	265,945
ISS A/S (b)	5,869	193,298
Novo Nordisk A/S, Class B	78,527	4,309,158
Novozymes A/S, Class B	10,852	515,586
Pandora A/S	5,073	544,354
TDC A/S	36,256	265,769
Tryg A/S	5,025	104,771
Vestas Wind Systems A/S	9,527	474,859
William Demant Holding A/S (b)	641	48,900

		9,202,915
Egypt — 0.0%
Commercial International Bank	31,428	230,578
Global Telecom Holding SAE (b)	69,057	22,727
Talaat Moustafa Group	21,412	24,809

		278,114
Finland — 0.6%
Elisa OYJ	5,807	183,983
Fortum OYJ	20,758	368,765
Kone OYJ, Class B (a)	11,837	480,464
Metso OYJ	3,741	102,818
Neste Oil OYJ	5,327	135,892
Nokia OYJ	148,713	1,013,770
Nokian Renkaat OYJ (a)	4,713	147,660
Orion OYJ, Class B	4,256	149,081
Sampo OYJ, Class A	16,388	772,316
Stora Enso OYJ, Class R	20,882	215,194
UPM-Kymmene OYJ	27,594	488,301

See Notes to Financial Statements.

20	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Finland (concluded)
Wartsila OYJ	6,761	$316,800

		4,375,044
France — 6.8%
Accor SA	10,752	544,160
Aeroports de Paris	1,132	127,872
Air Liquide SA	13,643	1,731,167
Airbus Group NV	25,270	1,646,019
Alcatel-Lucent (b)	114,729	418,443
Alstom SA (b)	10,571	300,261
ArcelorMittal (a)	50,748	492,844
Arkema	2,229	161,129
AtoS	4,829	360,839
AXA SA	77,544	1,965,883
BNP Paribas SA	43,522	2,641,033
Bollore SA	36,855	197,153
Bouygues SA	6,264	234,189
Bureau Veritas SA	11,737	270,561
Cap Gemini SA	5,778	512,604
Carrefour SA	23,685	761,082
Casino Guichard-Perrachon SA	2,964	224,975
Christian Dior SA	2,083	407,787
Cie Generale des Etablissements Michelin	7,924	833,793
CNP Assurances	7,565	126,613
Compagnie de Saint-Gobain	21,050	950,226
Credit Agricole SA	40,506	604,752
Danone SA	23,337	1,511,640
Dassault Systemes SA	4,519	328,053
Edenred	7,704	190,356
EDF	14,412	322,376
Essilor International SA	8,513	1,019,861
Eurazeo	1,698	112,782
Eutelsat Communications SA	4,668	150,791
Fonciere Des Regions	715	60,832
GDF Suez	62,394	1,161,673
Gecina SA	1,165	143,582
Groupe Eurotunnel SA, Registered Shares	14,767	214,110
Hermes International	1,048	391,302
ICADE	1,426	102,000
Iliad SA	930	206,170
Imerys SA	704	54,006
JCDecaux SA	1,720	71,927
Kering	3,064	547,803
Klepierre	8,312	366,471
L’Oreal SA	10,698	1,914,095
Lafarge SA	8,188	541,366
Lagardere SCA	4,159	121,696
Legrand SA	11,592	652,420
LVMH Moet Hennessy Louis Vuitton SA	11,226	1,973,646
Natixis	34,499	248,991
Numericable-SFR (b)	3,879	205,608
Orange SA	75,476	1,166,432
Pernod Ricard SA	8,977	1,037,762
Peugeot SA (b)	21,557	444,545
Publicis Groupe SA	8,151	604,176
Remy Cointreau SA	2,524	182,349
Renault SA	7,728	810,260
Rexel SA	9,904	159,817
Safran SA	11,757	798,998
Sanofi	50,022	4,948,669
Schneider Electric SE	21,812	1,510,241
Common Stocks	Shares	Value
France (concluded)
SCOR SE	6,039	213,548
SES SA	15,115	508,136
Societe BIC SA	705	112,394
Societe Generale SA	31,479	1,477,113
Sodexo	5,001	476,084
Suez Environnement Co.	14,638	273,277
Technip SA	5,041	312,412
Thales SA	3,616	218,482
Total SA	91,838	4,504,740
Unibail-Rodamco SE	3,862	980,966
Valeo SA	3,128	494,796
Vallourec SA	3,788	77,387
Veolia Environnement SA	20,094	411,414
Vinci SA	19,183	1,113,337
Vivendi SA (b)	51,064	1,294,808
Wendel SA	1,358	166,870
Zodiac Aerospace	9,179	298,995

		52,724,950
Germany — 6.2%
adidas AG	9,348	715,256
Allianz SE, Registered Shares	18,452	2,877,608
Axel Springer AG	2,564	134,660
BASF SE	37,275	3,279,936
Bayer AG, Registered Shares	33,875	4,743,857
Bayerische Motoren Werke AG	13,636	1,493,338
Bayerische Motoren Werke AG, Preference Shares	1,531	129,634
Beiersdorf AG	4,978	417,108
Brenntag AG	5,796	332,583
Commerzbank AG (b)	41,141	525,930
Continental AG	4,539	1,074,732
Daimler AG, Registered Shares	39,165	3,567,759
Deutsche Annington Immobilien SE	22,743	641,761
Deutsche Bank AG, Registered Shares	58,503	1,758,991
Deutsche Boerse AG	9,523	788,767
Deutsche Lufthansa AG, Registered Shares (b)	12,602	162,591
Deutsche Post AG, Registered Shares	41,250	1,205,295
Deutsche Telekom AG, Registered Shares	133,640	2,303,992
Deutsche Wohnen AG, Bearer Shares	10,427	239,048
E.ON SE	90,023	1,200,408
Evonik Industries AG	944	36,045
Fraport AG Frankfurt Airport Services Worldwide	748	46,984
Fresenius Medical Care AG & Co. KGaA	10,417	862,384
Fresenius SE & Co. KGaA	16,555	1,062,936
Fuchs Petrolub SE, Preference Shares	1,552	65,623
GEA Group AG	6,843	305,286
Hannover Rueck SE	3,514	340,108
HeidelbergCement AG	6,698	530,862
Henkel AG & Co. KGaA	5,377	512,729
Henkel AG & Co. KGaA, Preference Shares	7,189	806,721
Hugo Boss AG	3,305	369,486
Infineon Technologies AG	47,282	586,750
K+S AG, Registered Shares	6,648	280,332
Kabel Deutschland Holding AG (b)	984	131,674
Lanxess AG	3,425	202,082
Linde AG	8,017	1,519,328
MAN SE	2,023	208,421
Merck KGaA	5,239	522,277
Metro AG	7,442	235,049
Muenchener Rueckversicherungs AG, Registered Shares	7,817	1,385,909

See Notes to Financial Statements.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	21

Schedule of Investments (continued)	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Germany (concluded)
Osram Licht AG	3,389	$162,132
Porsche Automobil Holding SE, Preference Shares	6,556	552,779
ProSiebenSat.1 Media AG, Registered Shares	10,705	528,764
RWE AG	24,137	519,147
SAP AG	39,645	2,778,174
Siemens AG, Registered Shares	32,366	3,274,513
Symrise AG	4,423	274,691
Telefonica Deutschland Holding AG (b)	33,908	195,336
ThyssenKrupp AG	19,076	496,251
TUI AG	16,587	268,382
United Internet AG, Registered Shares	4,712	209,425
Volkswagen AG	1,453	336,437
Volkswagen AG, Preference Shares	6,478	1,503,405

		48,703,676
Greece — 0.1%
Alpha Bank AE (b)	199,078	60,746
Eurobank Ergasias SA (b)	225,111	30,718
FF Group (b)	440	10,090
Hellenic Telecommunications Organization SA	12,770	99,229
JUMBO SA	1,999	14,056
National Bank of Greece SA (b)	51,085	58,091
OPAP SA	8,833	65,373
Piraeus Bank SA (b)	86,435	32,763
Titan Cement Co. SA	990	20,076

		391,142
Hong Kong — 3.5%
AIA Group Ltd.	520,800	3,405,333
Alibaba Health Information Technology Ltd. (b)	176,000	182,702
Alibaba Pictures Group Ltd. (b)	480,000	185,919
ASM Pacific Technology Ltd.	6,300	62,347
Bank of East Asia Ltd.	59,000	257,759
Beijing Enterprises Holdings Ltd.	17,500	131,503
Beijing Enterprises Water Group Ltd. (b)	232,000	190,024
Belle International Holdings Ltd.	150,000	172,804
BOC Hong Kong Holdings Ltd.	143,500	597,254
Brilliance China Automotive Holdings Ltd.	148,000	230,657
Cathay Pacific Airways Ltd.	32,000	78,621
Cheung Kong Infrastructure Holdings Ltd.	29,000	225,110
Cheung Kong Property Holdings, Ltd. (b)	118,008	978,890
China Agri-Industries Holdings Ltd. (b)	43,100	24,529
China Everbright International Ltd.	107,000	191,637
China Everbright Ltd.	66,000	228,546
China Gas Holdings Ltd.	74,000	118,403
China Merchants Holdings International Co. Ltd.	60,000	257,031
China Mobile Ltd.	254,500	3,256,049
China Overseas Land & Investment Ltd.	190,000	668,822
China Power International Development, Ltd.	139,000	105,835
China Resources Cement Holdings Ltd.	90,000	50,163
China Resources Enterprise Ltd.	86,000	276,997
China Resources Gas Group Ltd.	48,000	142,140
China Resources Land Ltd.	107,111	346,649
China Resources Power Holdings Co., Ltd.	64,000	178,371
China State Construction International Holdings Ltd.	70,000	125,929
China Taiping Insurance Holdings Co. Ltd. (b)	67,872	242,994
CITIC Ltd.	82,000	147,054
CK Hutchison Holdings Ltd.	118,008	1,734,951
CLP Holdings Ltd.	86,000	730,918
COSCO Pacific Ltd.	36,000	48,805
ENN Energy Holdings Ltd.	34,000	204,454
Common Stocks	Shares	Value
Hong Kong (concluded)
Far East Horizon Ltd.	141,000	134,006
First Pacific Co. Ltd.	140,000	118,118
Franshion Properties China Ltd.	326,000	116,348
Galaxy Entertainment Group Ltd.	107,000	425,749
GCL-Poly Energy Holdings Ltd. (b)	431,000	99,314
Geely Automobile Holdings Ltd.	365,000	194,588
Goldin Properties Holdings, Ltd. (a)(b)	39,647	41,819
GOME Electrical Appliances Holding Ltd.	627,000	138,171
Guangdong Investment Ltd.	106,000	148,330
Haier Electronics Group Co. Ltd.	48,000	129,240
Hanergy Thin Film Power Group, Ltd. (a)(b)	496,000	138,898
Hang Lung Properties Ltd.	120,000	356,631
Hang Seng Bank Ltd.	32,400	632,803
Henderson Land Development Co. Ltd.	58,850	402,295
HKT Trust & HKT Ltd.	64,900	76,357
Hong Kong & China Gas Co. Ltd.	313,330	656,537
Hong Kong Exchanges & Clearing Ltd.	40,400	1,423,475
Hysan Development Co. Ltd.	25,000	108,262
Kerry Properties Ltd.	16,500	64,677
Kunlun Energy Co. Ltd.	134,000	136,184
Li & Fung Ltd.	250,000	198,193
The Link REIT	112,000	655,416
MGM China Holdings Ltd.	27,200	44,414
MTR Corp.	47,000	218,671
New World China Land Ltd.	214,000	126,218
New World Development Co. Ltd.	280,666	366,731
Nine Dragons Paper Holdings Ltd.	178,000	155,272
NWS Holdings Ltd.	52,186	75,437
PCCW Ltd.	84,000	50,102
Power Assets Holdings Ltd.	61,000	556,161
Sands China Ltd.	99,600	334,736
Shanghai Industrial Holdings, Ltd.	15,000	50,787
Shangri-La Asia Ltd.	32,000	44,616
Shimao Property Holdings Ltd.	51,000	100,393
Sino Biopharmaceutical Ltd.	132,000	153,037
Sino Land Co. Ltd.	112,800	188,276
SJM Holdings Ltd. (a)	69,000	74,606
Sun Art Retail Group Ltd. (a)	110,000	99,051
Sun Hung Kai Properties Ltd.	72,000	1,165,160
Swire Pacific Ltd., Class A	27,000	339,038
Swire Properties Ltd.	42,600	135,872
Techtronic Industries Co.	52,500	171,655
WH Group Ltd. (b)(c)	113,500	77,249
Wharf Holdings Ltd.	73,000	485,125
Wheelock & Co. Ltd.	32,000	163,285
Wynn Macau Ltd.	114,000	189,954
Yue Yuen Industrial Holdings Ltd.	19,000	63,553
Yuexiu Property Co. Ltd.	284,400	61,916

		27,665,926
Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	997	51,013
OTP Bank PLC	11,103	219,440
Richter Gedeon Nyrt	3,173	47,664

		318,117
India — 1.6%
ACC Ltd.	1,747	39,578
Adani Enterprises Ltd.	5,116	7,280
Adani Ports & Special Economic Zone Ltd.	26,485	127,827
Adani Transmissions, Ltd. (b)	5,116	3,791

See Notes to Financial Statements.

22	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
India (continued)
Aditya Birla Nuvo Ltd.	1,463	$41,014
Ambuja Cements Ltd.	26,422	95,293
Apollo Hospitals Enterprise Ltd.	8,931	184,326
Asian Paints Ltd.	11,155	132,209
Aurobindo Pharma Ltd.	6,758	154,018
Bajaj Auto Ltd.	3,253	129,741
Bharat Forge, Ltd.	5,977	99,611
Bharat Heavy Electricals Ltd.	22,772	88,522
Bharat Petroleum Corp. Ltd.	6,728	92,845
Bharti Airtel Ltd.	48,245	317,803
Bharti Infratel, Ltd.	14,205	99,712
Bosch Ltd.	292	100,202
Cairn India Ltd.	17,443	49,707
Cipla Ltd.	13,384	129,226
Coal India Ltd.	26,935	177,938
Container Corp. of India	2,401	63,151
Dabur India Ltd.	20,426	89,740
Divi’s Laboratories Ltd.	1,544	45,573
DLF Ltd.	16,579	30,289
Dr. Reddy’s Laboratories Ltd. — ADR	4,517	249,880
Eicher Motors, Ltd.	438	134,565
GAIL India Ltd.	12,294	75,715
GlaxoSmithKline Consumer Healthcare Ltd.	391	38,511
Godrej Consumer Products Ltd.	4,619	89,737
HCL Technologies Ltd.	24,000	346,639
Hero MotoCorp Ltd.	1,935	76,656
Hindalco Industries Ltd.	43,227	75,811
Hindustan Unilever Ltd.	29,351	422,426
Housing Development Finance Corp.	64,354	1,309,021
ICICI Bank Ltd. — ADR	20,733	216,038
Idea Cellular Ltd.	41,835	115,499
Infosys Ltd.	200	3,108
Infosys Ltd. — ADR	75,312	1,193,695
ITC Ltd.	96,694	477,944
Jindal Steel & Power Ltd.	14,187	19,130
JSW Steel Ltd.	3,280	44,826
Larsen & Toubro Ltd. — GDR	12,158	338,759
LIC Housing Finance Ltd.	17,978	127,097
Lupin Ltd.	7,610	225,202
Mahindra & Mahindra Financial Services Ltd.	10,804	47,482
Mahindra & Mahindra Ltd. — GDR	13,518	274,415
Marico, Ltd.	11,032	77,783
Motherson Sumi Systems Ltd.	8,204	66,656
Nestle India Ltd.	897	89,477
NTPC Ltd.	63,930	137,984
Oil & Natural Gas Corp. Ltd.	29,850	144,904
Oil India Ltd.	4,661	32,668
Piramal Enterprises Ltd.	8,297	120,918
Power Finance Corp. Ltd.	10,235	41,090
Reliance Communications Ltd. (b)	32,595	31,745
Reliance Industries Ltd. — GDR (c)	27,499	856,594
Rural Electrification Corp., Ltd.	11,484	49,584
Shree Cement Ltd.	231	41,140
Shriram Transport Finance Co. Ltd.	5,718	76,618
Siemens Ltd.	2,761	58,397
State Bank of India — GDR	5,712	236,191
Sun Pharmaceutical Industries Ltd.	39,101	537,025
Tata Consultancy Services Ltd.	20,724	830,180
Tata Motors Ltd. — ADR	6,008	207,096
Tata Power Co. Ltd.	42,988	49,981
Common Stocks	Shares	Value
India (concluded)
Tata Steel Ltd.	11,672	55,695
Tech Mahindra Ltd.	11,300	84,785
UltraTech Cement Ltd.	1,383	64,957
United Breweries Ltd.	2,563	37,527
United Spirits Ltd. (b)	1,690	89,634
UPL Ltd.	13,245	111,236
Vedanta, Ltd., ADR	11,497	124,168
Wipro Ltd. — ADR	18,332	219,434
Zee Entertainment Enterprises Ltd.	20,478	118,193

		12,793,212
Indonesia — 0.5%
Adaro Energy Tbk PT	230,400	13,093
Astra Agro Lestari Tbk PT	11,500	19,753
Astra International Tbk PT	854,400	452,246
Bank Central Asia Tbk PT	515,500	520,592
Bank Danamon Indonesia Tbk PT	186,600	60,118
Bank Mandiri Persero Tbk PT	407,400	306,255
Bank Negara Indonesia Persero Tbk PT	405,600	160,805
Bank Rakyat Indonesia Persero Tbk PT	464,200	359,276
Bumi Serpong Damai Tbk PT	111,800	13,972
Charoen Pokphand Indonesia Tbk PT	271,300	55,822
Global Mediacom Tbk PT	137,600	12,050
Gudang Garam Tbk PT	9,800	33,079
Indocement Tunggal Prakarsa Tbk PT	88,600	138,481
Indofood CBP Sukses Makmur Tbk PT	18,900	17,641
Indofood Sukses Makmur Tbk PT	331,300	163,024
Jasa Marga Persero Tbk PT	71,000	29,076
Kalbe Farma Tbk PT	858,400	107,683
Lippo Karawaci Tbk PT	819,500	72,450
Matahari Department Store Tbk PT	64,300	79,693
Media Nusantara Citra Tbk PT	60,162	8,741
Perusahaan Gas Negara Persero Tbk PT	426,200	137,666
Semen Indonesia Persero Tbk PT	106,000	95,220
Summarecon Agung Tbk PT	493,800	60,362
Surya Citra Media Tbk PT	84,000	18,078
Tambang Batubara Bukit Asam Persero Tbk PT	29,500	18,528
Telekomunikasi Indonesia Persero Tbk PT	2,139,800	469,031
Tower Bersama Infrastructure Tbk PT	38,000	26,293
Unilever Indonesia Tbk PT	62,700	185,361
United Tractors Tbk PT	67,700	103,251
XL Axiata Tbk PT (b)	82,000	22,617

		3,760,257
Ireland — 0.6%
Bank of Ireland (b)	1,235,608	500,170
CRH PLC	31,400	885,258
Experian PLC	41,616	756,928
James Hardie Industries SE	13,437	178,849
Kerry Group PLC, Class A	6,552	486,032
Shire PLC	25,045	2,012,354

		4,819,591
Israel — 0.4%
Azrieli Group	1,500	59,868
Bank Hapoalim BM	66,126	355,887
Bank Leumi Le-Israel BM (b)	44,483	187,963
Bezeq The Israeli Telecommunication Corp. Ltd.	66,621	113,454
Delek Group Ltd.	69	20,344
Israel Chemicals Ltd.	18,197	127,096
The Israel Corp. Ltd.	40	14,118

See Notes to Financial Statements.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	23

Schedule of Investments (continued)	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Israel (concluded)
Mizrahi Tefahot Bank Ltd. (b)	8,332	$103,260
NICE Systems Ltd.	2,571	163,289
Teva Pharmaceutical Industries Ltd.	38,301	2,266,574

		3,411,853
Italy — 1.6%
Assicurazioni Generali SpA	45,640	822,605
Atlantia SpA	18,712	462,333
Banca Monte dei Paschi di Siena SpA (b)	108,878	212,151
Banco Popolare SC (b)	14,013	230,732
Enel Green Power SpA	101,500	198,413
Enel SpA	263,756	1,195,419
Eni SpA	107,149	1,903,139
Exor SpA	3,768	179,997
Finmeccanica SpA (b)	15,326	192,787
Intesa Sanpaolo SpA	556,610	2,006,415
Luxottica Group SpA	7,887	524,626
Mediobanca SpA	19,428	190,485
Pirelli & C SpA	9,574	161,582
Prysmian SpA	10,105	218,433
Saipem SpA (a)(b)	17,006	179,704
Snam SpA	108,925	518,376
Telecom Italia SpA (b)	456,952	580,699
Telecom Italia SpA, Non-Convertible Savings Shares	219,492	223,830
Tenaris SA	27,208	366,989
Terna — Rete Elettrica Nazionale SpA	46,233	204,430
UniCredit SpA	180,418	1,212,566
Unione di Banche Italiane SCpA	40,601	325,789
UnipolSai SpA (a)	18,299	45,333

		12,156,833
Japan — 16.0%
ABC-Mart, Inc.	300	18,361
Acom Co. Ltd. (b)	5,700	21,850
Advantest Corp.	12,400	128,930
Aeon Co. Ltd. (a)	36,000	510,843
AEON Financial Service Co. Ltd.	4,000	110,978
Aeon Mall Co. Ltd.	5,190	97,187
Air Water, Inc.	4,000	73,129
Aisin Seiki Co. Ltd.	10,800	459,208
Ajinomoto Co., Inc.	25,000	540,632
Alfresa Holdings Corp.	4,000	62,245
Amada Co. Ltd.	12,700	134,050
ANA Holdings, Inc.	52,000	140,989
Aozora Bank Ltd.	46,000	173,559
Asahi Glass Co. Ltd. (a)	35,000	210,124
Asahi Group Holdings Ltd.	17,700	562,120
Asahi Kasei Corp.	54,000	442,939
Asics Corp. (a)	6,100	157,582
Astellas Pharma, Inc.	92,300	1,314,891
The Bank of Kyoto Ltd.	8,000	92,025
The Bank of Yokohama Ltd.	56,000	342,942
Benesse Holdings, Inc.	1,100	27,576
Bridgestone Corp.	27,300	1,009,078
Brother Industries Ltd.	7,500	106,099
Calbee, Inc.	3,500	147,448
Canon, Inc.	45,000	1,459,727
Casio Computer Co. Ltd. (a)	8,100	159,770
Central Japan Railway Co.	6,200	1,118,818
The Chiba Bank Ltd.	23,000	175,140
Chiyoda Corp. (a)	19,000	168,167
Common Stocks	Shares	Value
Japan (continued)
Chubu Electric Power Co., Inc.	23,700	353,228
Chugai Pharmaceutical Co. Ltd.	9,000	310,440
The Chugoku Bank Ltd.	4,000	63,047
The Chugoku Electric Power Co., Inc.	14,700	214,436
Citizen Holdings Co. Ltd.	14,200	99,070
COLOPL, Inc.	1,500	30,310
Credit Saison Co. Ltd. (a)	7,700	164,862
Dai Nippon Printing Co. Ltd.	26,000	268,290
The Dai-ichi Life Insurance Co. Ltd.	45,800	899,398
Daicel Corp.	7,000	89,825
Daihatsu Motor Co. Ltd.	8,100	115,289
Daiichi Sankyo Co. Ltd. (a)	29,200	539,632
Daikin Industries Ltd.	10,500	754,828
Daito Trust Construction Co. Ltd.	2,500	258,738
Daiwa House Industry Co. Ltd.	30,000	698,939
Daiwa Securities Group, Inc.	79,000	590,976
Denso Corp.	20,300	1,009,988
Dentsu, Inc.	10,000	517,326
Don Quijote Co. Ltd.	4,400	187,215
East Japan Railway Co.	14,700	1,321,518
Eisai Co. Ltd.	10,700	717,377
Electric Power Development Co. Ltd.	7,100	250,814
FamilyMart Co. Ltd. (a)	1,400	64,379
FANUC Corp.	8,000	1,636,925
Fast Retailing Co. Ltd. (a)	2,200	997,636
Fuji Electric Co. Ltd.	13,000	55,912
Fuji Heavy Industries Ltd.	25,200	926,624
FUJIFILM Holdings Corp.	22,200	792,274
Fujitsu Ltd.	86,000	480,512
Fukuoka Financial Group, Inc.	25,000	129,578
GungHo Online Entertainment, Inc.	8,800	34,246
The Gunma Bank Ltd.	15,000	110,675
The Hachijuni Bank Ltd.	10,000	75,400
Hakuhodo DY Holdings, Inc.	5,800	62,028
Hamamatsu Photonics KK	6,400	188,718
Hankyu Hanshin Holdings, Inc.	37,000	218,410
Hikari Tsushin, Inc.	1,800	121,316
Hino Motors Ltd.	8,600	106,315
Hirose Electric Co. Ltd.	735	105,310
The Hiroshima Bank Ltd.	22,000	131,367
Hisamitsu Pharmaceutical Co., Inc.	1,100	42,702
Hitachi Chemical Co. Ltd.	1,600	28,818
Hitachi Construction Machinery Co. Ltd.	4,600	80,525
Hitachi High-Technologies Corp.	1,600	44,979
Hitachi Ltd.	204,000	1,343,859
Hitachi Metals Ltd.	8,000	122,988
Hokuhoku Financial Group, Inc.	45,000	106,166
Hokuriku Electric Power Co.	15,000	223,436
Honda Motor Co. Ltd.	68,000	2,197,749
Hoya Corp.	17,700	708,880
Hulic Co. Ltd.	9,000	79,759
Ibiden Co. Ltd.	2,300	38,896
Idemitsu Kosan Co. Ltd.	2,400	47,083
IHI Corp.	45,000	209,528
Iida Group Holdings Co. Ltd.	6,800	108,102
Inpex Corp.	44,800	508,523
Isetan Mitsukoshi Holdings Ltd.	11,200	200,096
Isuzu Motors Ltd.	31,000	406,706
ITOCHU Corp.	69,700	920,543
Itochu Techno-Solutions Corp.	6,000	149,422
The Iyo Bank Ltd.	8,700	106,809

See Notes to Financial Statements.

24	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
J. Front Retailing Co. Ltd.	9,700	$182,566
Japan Airlines Co. Ltd.	5,100	177,732
Japan Airport Terminal Co. Ltd.	1,500	81,638
Japan Display, Inc. (b)	33,300	125,694
Japan Exchange Group, Inc.	11,000	356,610
Japan Prime Realty Investment Corp.	41	127,299
Japan Real Estate Investment Corp.	56	254,143
Japan Retail Fund Investment Corp.	80	159,975
Japan Tobacco, Inc.	45,800	1,628,157
JFE Holdings, Inc.	22,200	491,861
JGC Corp.	7,000	132,140
The Joyo Bank Ltd.	14,000	78,392
JSR Corp.	6,300	111,216
JTEKT Corp.	6,900	130,482
JX Holdings, Inc.	104,000	448,380
Kajima Corp.	31,000	145,600
Kakaku.com, Inc. (a)	7,400	107,068
Kamigumi Co. Ltd.	18,000	168,964
Kaneka Corp.	19,000	138,756
The Kansai Electric Power Co., Inc. (b)	23,100	255,729
Kansai Paint Co. Ltd.	8,000	123,946
Kao Corp.	22,200	1,032,454
Kawasaki Heavy Industries Ltd.	52,000	242,382
KDDI Corp.	72,600	1,751,979
Keihan Electric Railway Co. Ltd. (a)	15,000	87,350
Keikyu Corp.	22,000	165,954
Keio Corp.	27,000	193,127
Keisei Electric Railway Co. Ltd.	7,000	83,226
Keyence Corp.	1,820	980,937
Kikkoman Corp. (a)	5,000	156,118
Kintetsu Corp.	58,000	197,512
Kirin Holdings Co. Ltd.	42,100	579,892
Kobe Steel Ltd.	126,000	211,984
Koito Manufacturing Co. Ltd.	3,500	136,280
Komatsu Ltd.	40,000	802,532
Konami Corp.	1,900	35,317
Konica Minolta, Inc.	16,300	189,979
Kubota Corp.	48,000	761,106
Kuraray Co. Ltd.	12,600	153,913
Kurita Water Industries Ltd.	7,400	172,375
Kyocera Corp.	13,900	722,695
Kyowa Hakko Kirin Co. Ltd.	12,000	156,814
Kyushu Electric Power Co., Inc. (b)	13,300	154,199
Lawson, Inc.	2,600	177,921
LIXIL Group Corp.	9,700	192,406
M3, Inc.	9,700	194,984
Mabuchi Motor Co. Ltd.	2,300	145,481
Makita Corp.	4,300	232,883
Marubeni Corp.	87,100	499,836
Marui Group Co. Ltd.	9,500	128,350
Maruichi Steel Tube Ltd.	6,400	158,850
Mazda Motor Corp.	24,600	481,392
McDonald’s Holdings Co. Japan Ltd. (a)	1,500	31,679
Medipal Holdings Corp.	3,000	48,863
Meiji Holdings Co. Ltd.	2,500	322,575
Minebea Co. Ltd. (a)	12,000	198,100
Miraca Holdings, Inc.	2,400	119,914
Mitsubishi Chemical Holdings Corp.	55,100	346,393
Mitsubishi Corp.	57,600	1,266,278
Mitsubishi Electric Corp.	76,000	981,365
Mitsubishi Estate Co. Ltd.	51,000	1,098,442
Common Stocks	Shares	Value
Japan (continued)
Mitsubishi Gas Chemical Co., Inc. (a)	31,000	173,577
Mitsubishi Heavy Industries Ltd.	132,000	802,422
Mitsubishi Logistics Corp.	2,000	26,249
Mitsubishi Materials Corp.	37,000	142,070
Mitsubishi Motors Corp.	21,000	178,585
Mitsubishi Tanabe Pharma Corp.	11,400	170,793
Mitsubishi UFJ Financial Group, Inc.	541,300	3,894,362
Mitsubishi UFJ Lease & Finance Co. Ltd.	11,500	62,887
Mitsui & Co. Ltd.	73,100	993,146
Mitsui Chemicals, Inc.	37,000	137,465
Mitsui Fudosan Co. Ltd.	39,000	1,091,333
Mitsui OSK Lines Ltd. (a)	47,000	150,447
Mixi, Inc.	1,800	89,303
Mizuho Financial Group, Inc.	975,000	2,109,639
MS&AD Insurance Group Holdings, Inc.	20,500	638,130
Murata Manufacturing Co. Ltd.	8,500	1,483,380
Nabtesco Corp.	3,900	97,827
Nagoya Railroad Co. Ltd.	31,000	115,910
Namco Bandai Holdings, Inc.	6,600	127,542
NEC Corp.	108,000	326,824
Nexon Co. Ltd.	1,500	20,651
NGK Insulators Ltd.	11,000	283,042
NGK Spark Plug Co. Ltd. (a)	8,500	235,400
NH Foods Ltd.	8,000	182,437
NHK Spring Co. Ltd.	14,000	154,145
Nidec Corp.	10,000	748,378
Nikon Corp.	13,300	153,704
Nintendo Co. Ltd.	4,600	767,407
Nippon Building Fund, Inc.	50	218,826
Nippon Electric Glass Co. Ltd.	9,000	45,513
Nippon Express Co. Ltd.	31,000	152,316
Nippon Paint Co. Ltd.	6,000	169,084
Nippon Prologis REIT, Inc.	53	97,528
Nippon Steel & Sumitomo Metal	310,475	805,016
Nippon Telegraph & Telephone Corp.	32,400	1,173,390
Nippon Yusen KK	59,000	164,259
Nissan Motor Co. Ltd.	102,300	1,068,723
Nisshin Seifun Group, Inc.	3,300	43,861
Nissin Foods Holdings Co. Ltd.	3,500	153,346
Nitori Holdings Co. Ltd.	2,900	236,433
Nitto Denko Corp.	7,300	599,493
NOK Corp.	2,000	61,968
Nomura Holdings, Inc.	162,000	1,093,799
Nomura Real Estate Holdings, Inc.	5,200	109,141
Nomura Research Institute Ltd.	3,700	144,684
NSK Ltd.	17,000	262,127
NTT Data Corp.	4,900	213,986
NTT DoCoMo, Inc.	63,300	1,215,268
NTT Urban Development Corp.	2,400	23,839
Obayashi Corp.	23,000	167,719
Odakyu Electric Railway Co. Ltd. (a)	21,000	195,935
Oji Holdings Corp.	16,000	69,533
Olympus Corp. (b)	11,100	383,228
Omron Corp.	8,900	386,600
Ono Pharmaceutical Co. Ltd. (a)	3,400	371,093
Oracle Corp. Japan	700	29,264
Oriental Land Co. Ltd.	9,500	605,997
ORIX Corp.	56,800	843,450
Osaka Gas Co. Ltd.	68,000	268,382
Otsuka Corp.	1,200	56,018
Otsuka Holdings Co. Ltd.	18,200	579,910

See Notes to Financial Statements.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	25

Schedule of Investments (continued)	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Panasonic Corp.	94,500	$1,294,291
Park24 Co. Ltd.	8,400	143,804
Rakuten, Inc.	33,000	532,756
Recruit Holdings Co. Ltd.	5,800	176,867
Resona Holdings, Inc.	113,000	616,316
Ricoh Co. Ltd.	31,300	324,235
Rinnai Corp.	900	70,871
Rohm Co. Ltd.	3,400	227,797
Sankyo Co. Ltd.	700	24,783
Sanrio Co. Ltd.	4,800	130,418
Santen Pharmaceutical Co. Ltd.	14,500	205,156
SBI Holdings, Inc.	8,850	121,665
Secom Co. Ltd.	9,600	623,669
Sega Sammy Holdings, Inc.	6,900	90,220
Seibu Holdings, Inc.	6,200	143,576
Seiko Epson Corp.	9,800	173,660
Sekisui Chemical Co. Ltd.	19,000	233,245
Sekisui House Ltd.	22,600	358,909
Seven & I Holdings Co. Ltd.	31,000	1,330,694
Seven Bank Ltd.	27,800	128,692
Sharp Corp. (a)(b)	54,000	65,616
Shikoku Electric Power Co., Inc.	8,000	119,759
Shimadzu Corp.	11,000	149,294
Shimamura Co. Ltd.	900	94,490
Shimano, Inc.	3,500	477,611
Shimizu Corp.	19,000	159,895
Shin-Etsu Chemical Co. Ltd.	16,400	1,016,979
Shinsei Bank Ltd.	61,000	122,931
Shionogi & Co. Ltd.	14,600	565,797
Shiseido Co. Ltd. (a)	14,500	328,879
The Shizuoka Bank Ltd.	20,000	208,774
Showa Shell Sekiyu KK	13,900	121,452
SMC Corp.	2,400	722,206
Softbank Corp.	39,200	2,308,997
Sompo Japan Nipponkoa Holdings, Inc.	15,200	556,567
Sony Corp. (b)	48,500	1,377,248
Sony Financial Holdings, Inc.	6,900	120,811
Stanley Electric Co. Ltd.	5,100	106,217
Sumitomo Chemical Co. Ltd.	58,000	348,487
Sumitomo Corp.	56,600	658,791
Sumitomo Dainippon Pharma Co. Ltd. (a)	3,900	42,979
Sumitomo Electric Industries Ltd.	39,500	611,355
Sumitomo Heavy Industries Ltd.	20,000	116,487
Sumitomo Metal Mining Co. Ltd.	22,000	334,597
Sumitomo Mitsui Financial Group, Inc.	53,600	2,386,228
Sumitomo Mitsui Trust Holdings, Inc.	146,000	667,891
Sumitomo Realty & Development Co. Ltd.	16,000	560,750
Sumitomo Rubber Industries Ltd.	4,300	66,608
Suntory Beverage & Food Ltd.	6,300	250,809
Suruga Bank Ltd.	8,300	177,795
Suzuken Co. Ltd.	1,870	59,827
Suzuki Motor Corp.	16,400	553,491
Sysmex Corp.	6,300	375,212
T&D Holdings, Inc.	20,300	302,623
Taiheiyo Cement Corp.	49,000	143,295
Taisei Corp.	38,000	218,158
Taisho Pharmaceutical Holdings Co. Ltd.	800	54,042
Taiyo Nippon Sanso Corp.	4,000	48,407
Takashimaya Co. Ltd.	13,000	117,837
Takeda Pharmaceutical Co. Ltd.	32,600	1,573,558
TDK Corp.	4,900	375,205
Common Stocks	Shares	Value
Japan (concluded)
Teijin Ltd.	31,000	120,294
Terumo Corp.	13,400	321,335
THK Co. Ltd.	4,000	86,321
Tobu Railway Co. Ltd.	57,000	244,842
Toho Co. Ltd.	5,000	124,326
Toho Gas Co. Ltd.	18,000	106,562
Tohoku Electric Power Co., Inc.	15,700	212,570
Tokio Marine Holdings, Inc.	29,100	1,210,242
The Tokyo Electric Power Co., Inc. (b)	50,500	275,119
Tokyo Electron Ltd.	8,000	508,456
Tokyo Gas Co. Ltd.	108,000	573,337
Tokyo Tatemono Co. Ltd.	8,000	111,037
Tokyu Corp.	36,000	240,935
Tokyu Fudosan Holdings Corp.	16,800	129,479
TonenGeneral Sekiyu KK	7,000	65,114
Toppan Printing Co. Ltd.	23,000	192,279
Toray Industries, Inc.	70,000	591,688
Toshiba Corp.	175,000	600,127
Toto Ltd.	11,000	198,263
Toyo Seikan Kaisha Ltd. (a)	3,500	56,152
Toyo Suisan Kaisha Ltd.	2,900	105,667
Toyoda Gosei Co. Ltd.	4,300	103,648
Toyota Industries Corp.	7,400	421,403
Toyota Motor Corp.	114,100	7,635,261
Toyota Tsusho Corp.	10,200	273,698
Trend Micro, Inc.	4,200	143,668
Unicharm Corp.	16,500	391,949
United Urban Investment Corp.	99	139,805
USS Co. Ltd.	12,100	218,225
West Japan Railway Co.	8,800	563,016
Yahoo! Japan Corp. (a)	54,500	219,965
Yakult Honsha Co. Ltd.	3,400	201,381
Yamada Denki Co. Ltd.	39,300	157,211
Yamaguchi Financial Group, Inc.	4,000	49,809
Yamaha Corp.	5,700	114,881
Yamaha Motor Co. Ltd.	10,700	233,791
Yamato Holdings Co. Ltd.	12,800	247,496
Yamazaki Baking Co. Ltd.	7,000	116,557
Yaskawa Electric Corp.	8,100	103,603
Yokogawa Electric Corp. (a)	8,400	108,185
The Yokohama Rubber Co. Ltd.	5,000	100,328

		124,959,720
Luxembourg — 0.1%
Altice SA (b)	3,659	503,989
RTL Group SA (b)	1,615	145,996

		649,985
Malaysia — 0.7%
AirAsia Bhd	60,100	24,531
Alliance Financial Group Bhd	90,800	105,550
AMMB Holdings Bhd	68,900	110,002
Astro Malaysia Holdings Bhd	29,600	24,156
Axiata Group Bhd	165,600	280,790
Berjaya Sports Toto Bhd	117,638	102,235
British American Tobacco Malaysia Bhd	3,100	50,893
Bumi Armada Bhd (b)	45,600	13,761
CIMB Group Holdings Bhd	239,100	346,423
Dialog Group Bhd	142,134	59,835
DiGi.Com Bhd	113,000	160,383
Felda Global Ventures Holdings Bhd	89,900	38,781

See Notes to Financial Statements.

26	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Malaysia (concluded)
Gamuda Bhd	39,600	$48,978
Genting Bhd	78,100	166,800
Genting Malaysia Bhd	106,100	118,025
Genting Plantations Bhd	10,000	26,266
Hong Leong Bank Bhd	14,040	49,814
Hong Leong Financial Group Bhd	7,000	28,107
IHH Healthcare Bhd	96,200	144,215
IJM Corp. Bhd	63,300	109,405
IOI Corp. Bhd	102,200	109,974
IOI Properties Group Sdn Bhd	23,273	11,398
Kuala Lumpur Kepong Bhd	17,500	99,111
Lafarge Malayan Cement Bhd	17,500	39,239
Malayan Banking Bhd	216,600	524,476
Malaysia Airports Holdings Bhd	11,300	18,580
Maxis Bhd	66,600	112,296
MISC Bhd	27,400	56,051
Petronas Chemicals Group Bhd	126,000	210,767
Petronas Dagangan Bhd	6,100	33,256
Petronas Gas Bhd	27,300	153,829
PPB Group Bhd	12,600	50,434
Public Bank Bhd	113,320	562,245
RHB Capital Bhd	12,900	25,193
Sapurakencana Petroleum Bhd	220,700	137,851
Sime Darby Bhd	108,300	244,513
Telekom Malaysia Bhd	20,200	34,947
Tenaga Nasional Bhd	162,200	543,351
UMW Holdings Bhd	10,900	29,271
Westports Holdings Bhd	70,000	78,500
YTL Corp. Bhd	113,160	46,488
YTL Power International Bhd	42,000	17,800

		5,148,520
Malta — 0.0%
Brait SE (b)	10,521	106,666
Mexico — 1.0%
Alfa SAB de CV, Series A	169,400	323,657
America Movil SAB de CV, Series L	1,379,000	1,470,465
Arca Continental SAB de CV	15,972	90,746
Cemex SAB de CV (b)	593,445	544,078
Coca-Cola Femsa SAB de CV, Series L	12,800	101,618
Controladora Comercial Mexicana SAB de CV	6,300	19,805
El Puerto de Liverpool SAB de CV, Series C1	4,400	50,821
Fibra Uno Administracion SA de CV	78,700	186,817
Fomento Economico Mexicano SAB de CV	86,800	772,985
Gentera SAB de CV	37,100	65,714
Gruma SAB de CV	10,000	128,500
Grupo Aeroportuario del Pacifico SAB de CV, Class B	6,700	45,919
Grupo Aeroportuario del Sureste SAB de CV, Class B	3,600	51,125
Grupo Bimbo SAB de CV, Series A (b)	64,700	167,374
Grupo Carso SAB de CV, Series A1	14,900	62,093
Grupo Comercial Chedraui SA de CV	41,000	116,420
Grupo Financiero Banorte SAB de CV, Series O	125,700	689,701
Grupo Financiero Inbursa SAB de CV, Series O	99,700	225,947
Grupo Financiero Santander Mexico SAB de CV, Series B	92,800	171,459
Grupo Lala SAB de CV	9,900	20,654
Grupo Mexico SAB de CV, Series B	164,723	496,553
Grupo Televisa SAB CPO	115,100	894,217
Common Stocks	Shares	Value
Mexico (concluded)
Industrias Penoles SAB de CV	2,850	46,411
Kimberly-Clark de Mexico SAB de CV, Class A	36,900	79,634
Mexichem SAB de CV	35,730	103,183
OHL Mexico SAB de CV (b)	42,200	55,148
Promotora y Operadora de Infraestructura SAB de CV (b)	9,700	103,915
Wal-Mart de Mexico SAB de CV	249,000	605,648

		7,690,607
Netherlands — 2.9%
Aegon NV	80,057	590,676
Akzo Nobel NV	11,859	865,814
ASML Holding NV	14,518	1,510,124
CNH Industrial NV (a)	45,146	411,955
Delta Lloyd NV	8,296	136,188
Gemalto NV (a)	2,808	251,001
Heineken Holding NV	5,586	391,520
Heineken NV	9,785	743,928
ING Groep NV CVA (b)	155,825	2,587,531
Koninklijke Ahold NV	37,447	702,979
Koninklijke Boskalis Westminster NV	2,923	143,483
Koninklijke DSM NV	7,848	455,656
Koninklijke KPN NV	148,504	569,340
Koninklijke Philips Electronics NV	38,195	974,830
Koninklijke Vopak NV	2,494	126,140
NN Group NV (b)	7,768	218,764
OCI NV (b)	3,417	96,843
QIAGEN NV (a)(b)	10,835	266,289
Randstad Holding NV	5,830	379,343
Reed Elsevier NV	31,651	752,841
Royal Dutch Shell PLC, Class A	160,809	4,546,737
Royal Dutch Shell PLC, Class B	100,598	2,864,076
TNT Express NV	19,685	167,180
Unilever NV CVA	66,334	2,773,366
Wolters Kluwer NV	15,969	475,297

		23,001,901
New Zealand — 0.1%
Auckland International Airport Ltd.	55,568	185,980
Contact Energy Ltd.	8,655	29,384
Fletcher Building Ltd.	30,613	168,454
Meridian Energy, Ltd.	22,039	32,259
Mighty River Power Ltd.	12,773	24,149
Ryman Healthcare Ltd.	13,399	71,913
Spark New Zealand Ltd.	65,332	123,659

		635,798
Norway — 0.5%
DnB NOR ASA	41,116	684,730
Gjensidige Forsikring ASA	7,893	127,091
Norsk Hydro ASA	59,486	249,658
Orkla ASA	34,406	269,953
Seadrill Ltd. (a)	18,960	196,910
Statoil ASA	44,630	798,119
Subsea 7 SA	12,237	119,694
Telenor ASA	33,130	726,370
Yara International ASA	7,531	392,426

		3,564,951
Peru — 0.1%
Compania de Minas Buenaventura SA — ADR	4,924	51,111
Credicorp Ltd.	3,530	490,388

See Notes to Financial Statements.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	27

Schedule of Investments (continued)	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Peru (concluded)
Southern Copper Corp.	7,198	$211,693

		753,192
Philippines — 0.3%
Aboitiz Equity Ventures, Inc.	86,410	111,324
Aboitiz Power Corp.	29,200	29,445
Alliance Global Group, Inc.	35,800	17,234
Ayala Corp.	7,510	131,532
Ayala Land, Inc.	269,200	222,542
Bank of the Philippine Islands	45,031	94,341
BDO Unibank, Inc.	59,814	143,668
DMCI Holdings, Inc.	170,000	49,742
Energy Development Corp.	642,400	106,528
Globe Telecom, Inc.	845	47,007
GT Capital Holdings, Inc.	2,625	79,458
International Container Terminal Services, Inc.	9,550	23,318
JG Summit Holdings, Inc.	82,763	131,606
Jollibee Foods Corp.	12,070	52,802
Megaworld Corp.	600,000	63,266
Metro Pacific Investments Corp.	1,468,000	154,050
Metropolitan Bank & Trust Co.	12,817	26,715
Philippine Long Distance Telephone Co.	3,590	223,677
SM Investments Corp.	6,035	119,758
SM Prime Holdings, Inc.	311,950	138,228
Universal Robina Corp.	34,300	147,483

		2,113,724
Poland — 0.3%
Alior Bank SA (b)	761	18,053
Bank Handlowy w Warszawie SA	502	13,346
Bank Millennium SA (b)	13,346	23,244
Bank Pekao SA	6,396	306,067
Bank Zachodni WBK SA (b)	1,160	105,215
CCC SA	981	45,427
Cyfrowy Polsat SA (b)	8,953	56,283
Enea SA	3,084	13,082
Energa SA	5,000	30,255
Eurocash SA	9,624	95,549
Getin Noble Bank SA (b)	130,001	47,353
Grupa Azoty SA (b)	1,551	34,077
Grupa Lotos SA (b)	1,964	15,670
KGHM Polska Miedz SA	4,863	137,746
LPP SA	22	38,896
Mbank (b)	573	62,819
Orange Polska SA	11,397	24,684
PGE SA	29,504	144,690
Polski Koncern Naftowy Orlen SA	15,864	311,587
Polskie Gornictwo Naftowe i Gazownictwo SA	93,796	164,683
Powszechna Kasa Oszczednosci Bank Polski SA	34,411	284,509
Powszechny Zaklad Ubezpieczen SA	1,985	228,407
Synthos SA (b)	54,162	66,959
Tauron Polska Energia SA	20,989	24,439

		2,293,040
Portugal — 0.1%
Banco Comercial Portugues SA (b)	1,716,504	150,041
EDP — Energias de Portugal SA	94,763	361,046
Galp Energia SGPS SA	18,382	216,380
Jeronimo Martins SGPS SA	11,973	154,379

		881,846
Common Stocks	Shares	Value
Qatar — 0.2%
Barwa Real Estate Co.	2,548	36,901
The Commercial Bank of Qatar QSC	2,974	44,840
Doha Bank QSC	6,076	88,496
Ezdan Holding Group QSC	27,813	136,320
Gulf International Services OSC	901	19,726
Industries Qatar QSC	6,641	261,147
Masraf Al Rayan	13,978	177,664
Ooredoo QSC	2,666	63,344
Qatar Electricity & Water Co.	1,002	62,487
Qatar Insurance Co. SAQ	3,794	100,351
Qatar Islamic Bank SAQ	1,671	49,229
Qatar National Bank	7,012	371,008
Vodafone Qatar	7,760	35,057

		1,446,570
Russia — 0.8%
AK Transneft OAO, Preference Shares	32	75,847
Alrosa AO	57,800	66,146
Federal Hydrogenerating Co. JSC	6,552,000	65,101
Gazprom OAO	174,350	460,280
Gazprom OAO — ADR	160,445	835,940
Lukoil OAO	9,190	410,973
Lukoil OAO — ADR	12,969	571,410
Magnit OJSC — GDR	11,460	637,451
MegaFon OAO — GDR	2,296	31,914
MMC Norilsk Nickel	2,583	443,627
Mobile Telesystems — ADR	27,500	268,950
Moscow Exchange MICEX-RTS OAO	63,850	80,453
NovaTek OAO — GDR	3,816	388,494
Rosneft Oil Co.	21,260	89,343
Rosneft Oil Co. OJSC	20,000	82,552
Rostelecom OJSC	42,250	69,035
Sberbank of Russia	205,970	269,553
Sberbank of Russia — ADR	40,000	208,588
Severstal OAO	10,830	115,445
Sistema JSFC — GDR	2,940	26,019
Surgutneftegas OAO	119,550	70,903
Surgutneftegas OAO — ADR	24,155	142,706
Surgutneftegas OAO, Preference Shares	268,700	206,307
Tatneft OAO	79,770	424,783
Uralkali OJSC (b)	22,930	60,734
Uralkali PJSC — GDR	8,086	103,777
VTB Bank OJSC	86,510,000	123,939
VTB Bank OJSC — GDR	50,000	136,625

		6,466,895
Singapore — 1.0%
Ascendas Real Estate Investment Trust (a)	77,000	140,581
CapitaCommercial Trust	80,000	92,590
CapitaLand Ltd.	147,400	382,763
CapitaMall Trust	85,000	135,582
City Developments Ltd. (a)	14,000	101,591
ComfortDelGro Corp. Ltd.	86,000	199,722
DBS Group Holdings Ltd.	71,684	1,099,894
Genting Singapore PLC (a)	233,000	154,699
Global Logistic Properties Ltd.	130,000	244,045
Golden Agri-Resources Ltd.	270,000	82,213
Hutchison Port Holdings Trust	309,000	194,623
Jardine Cycle & Carriage Ltd. (a)	4,000	98,202
Keppel Corp. Ltd. (a)	76,700	467,496
Noble Group Ltd. (a)	131,000	73,804

See Notes to Financial Statements.

28	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Singapore (concluded)
Oversea-Chinese Banking Corp. Ltd.	138,249	$1,044,051
SembCorp Industries Ltd.	40,000	115,449
SembCorp Marine Ltd. (a)	21,000	44,243
Singapore Airlines Ltd.	28,600	227,714
Singapore Exchange Ltd.	29,000	168,465
Singapore Press Holdings Ltd. (a)	37,676	114,072
Singapore Technologies Engineering Ltd.	57,000	139,559
Singapore Telecommunications Ltd.	348,200	1,086,633
StarHub Ltd.	41,600	121,949
Suntec Real Estate Investment Trust	86,000	110,154
United Overseas Bank Ltd.	51,400	879,401
UOL Group Ltd.	22,000	112,921
Wilmar International Ltd.	108,500	264,076
Yangzijiang Shipbuilding Holdings Ltd. (a)	76,800	80,664

		7,977,156
South Africa — 1.7%
African Bank Investments Ltd. (b)	20,398	17
African Rainbow Minerals Ltd.	17,087	116,193
Anglo American Platinum Ltd. (b)	832	18,761
AngloGold Ashanti Ltd. (b)	19,921	178,329
Aspen Pharmacare Holdings Ltd. (b)	15,530	459,260
Barclays Africa Group Ltd.	20,871	313,758
Barloworld Ltd.	5,200	41,265
Bidvest Group Ltd.	11,167	282,561
Capitec Bank Holdings, Ltd.	1,291	51,462
Coronation Fund Managers Ltd.	2,870	19,429
Discovery Holdings Ltd.	20,716	215,147
Exxaro Resources Ltd.	3,809	27,230
FirstRand Ltd.	154,493	676,867
The Foschini Group Ltd.	6,363	83,178
Gold Fields Ltd.	44,433	142,133
Growthpoint Properties Ltd.	68,757	149,463
Hyprop Investments, Ltd.	7,562	75,210
Impala Platinum Holdings Ltd. (b)	29,321	130,839
Imperial Holdings Ltd.	3,661	55,748
Investec Ltd.	7,549	67,915
Kumba Iron Ore Ltd.	1,303	16,162
Liberty Holdings Ltd.	1,922	22,934
Life Healthcare Group Holdings Ltd.	20,533	63,285
Massmart Holdings Ltd.	4,180	51,430
Mediclinic International Ltd.	14,228	119,605
MMI Holdings Ltd.	20,454	50,689
Mondi, Ltd.	3,303	72,402
Mr. Price Group Ltd.	10,819	222,687
MTN Group Ltd.	69,107	1,298,117
Nampak Ltd.	15,329	42,574
Naspers Ltd., Class N	16,524	2,569,554
Nedbank Group Ltd.	13,358	265,258
Netcare Ltd.	21,846	68,731
Pick n Pay Stores Ltd.	28,036	132,475
PSG Group Ltd.	2,684	45,153
Redefine Properties Ltd.	77,451	64,969
Remgro Ltd.	24,867	522,636
Resilient Property Income Fund, Ltd.	17,014	134,828
RMB Holdings Ltd.	17,898	97,739
RMI Holdings	15,066	52,539
Sanlam Ltd.	87,998	479,023
Sappi Ltd. (b)	10,017	35,528
Sasol Ltd.	24,981	925,039
Shoprite Holdings Ltd.	16,621	236,915
Common Stocks	Shares	Value
South Africa (concluded)
The Spar Group Ltd.	4,305	67,111
Standard Bank Group Ltd.	55,054	724,477
Steinhoff International Holdings Ltd.	100,943	638,840
Telkom SA SOC, Ltd. (b)	11,210	59,073
Tiger Brands Ltd.	7,701	179,649
Truworths International Ltd. (a)	9,001	63,340
Tsogo Sun Holdings, Ltd.	25,000	50,186
Vodacom Group Ltd. (a)	14,966	170,672
Woolworths Holdings Ltd.	31,891	258,416

		12,906,801
South Korea — 3.1%
Amorepacific Corp.	1,345	469,696
Amorepacific Group	880	147,267
BS Financial Group, Inc.	6,269	79,703
Celltrion, Inc. (b)	4,209	294,371
Cheil Industries, Inc. (b)	1,314	209,042
Cheil Worldwide, Inc. (b)	1,700	26,317
CJ CheilJedang Corp.	189	74,661
CJ Corp.	477	126,373
CJ Korea Express Co., Ltd. (b)	414	71,881
Coway Co., Ltd.	1,699	139,103
Daelim Industrial Co., Ltd.	1,073	78,765
Daewoo Engineering & Construction Co., Ltd. (b)	19,237	106,359
Daewoo International Corp.	1,160	26,804
Daewoo Securities Co., Ltd.	8,184	111,562
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	5,365	63,785
Daum Communications Corp.	1,108	125,276
DGB Financial Group, Inc.	5,100	53,411
Dongbu Insurance Co., Ltd.	1,160	58,658
Doosan Corp.	436	42,580
Doosan Heavy Industries & Construction Co., Ltd.	776	16,673
Doosan Infracore Co., Ltd. (b)	3,880	34,023
E-Mart Co., Ltd.	644	133,312
GS Engineering & Construction Corp. (b)	969	23,214
GS Holdings	1,216	54,110
Halla Visteon Climate Control Corp.	750	25,906
Hana Financial Group, Inc.	10,202	265,309
Hankook Tire Co., Ltd.	4,552	171,194
Hanmi Pharm Co., Ltd. (b)	204	85,114
Hanssem Co., Ltd.	731	184,060
Hanwha Chemical Corp.	4,037	67,564
Hanwha Corp.	4,520	191,086
Hanwha Life Insurance Co., Ltd.	7,120	50,624
Hotel Shilla Co., Ltd.	1,174	117,365
Hyosung Corp.	1,140	146,795
Hyundai Department Store Co., Ltd.	314	41,327
Hyundai Development Co-Engineering & Construction	2,250	133,291
Hyundai Engineering & Construction Co., Ltd.	1,666	61,204
Hyundai Glovis Co., Ltd.	1,138	205,758
Hyundai Heavy Industries Co., Ltd. (b)	1,622	161,005
Hyundai Marine & Fire Insurance Co., Ltd.	1,200	31,698
Hyundai Merchant Marine Co., Ltd. (b)	13,543	83,775
Hyundai Mipo Dockyard (b)	1,816	105,259
Hyundai Mobis	2,830	537,269
Hyundai Motor Co.	6,412	780,574
Hyundai Motor Co., Preference Shares	852	77,868
Hyundai Motor Co., Second Preference Shares	1,756	165,133
Hyundai Steel Co.	2,195	133,167
Hyundai Wia Corp.	513	47,273
Industrial Bank of Korea	7,630	98,705

See Notes to Financial Statements.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	29

Schedule of Investments (continued)	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
South Korea (concluded)
Kangwon Land, Inc.	3,703	$122,705
KB Financial Group, Inc.	14,508	479,169
KCC Corp.	266	117,047
KEPCO Plant Service & Engineering Co., Ltd.	707	74,791
Kia Motors Corp.	10,215	414,422
Korea Aerospace Industries Ltd.	2,530	180,047
Korea Electric Power Corp.	10,220	417,744
Korea Gas Corp.	753	29,159
Korea Investment Holdings Co., Ltd.	1,486	84,653
Korea Zinc Co., Ltd.	205	99,730
Korean Air Lines Co., Ltd. (b)	3,387	122,866
KT Corp. (b)	1,200	30,578
KT&G Corp.	3,924	333,845
Kumho Petrochemical Co., Ltd.	423	26,812
LG Chem Ltd.	2,155	537,427
LG Chem Ltd., Preference Shares	179	30,149
LG Corp.	3,574	197,722
LG Display Co., Ltd.	13,391	309,180
LG Electronics, Inc.	4,891	206,792
LG Household & Health Care Ltd.	443	307,085
LG Innotek Co., Ltd.	954	85,638
LG Uplus Corp.	5,020	44,346
Lotte Chemical Corp.	1,222	316,147
Lotte Confectionery Co., Ltd.	75	130,531
Lotte Shopping Co., Ltd.	242	50,820
LS Corp.	2,176	84,651
LS Industrial Systems Co., Ltd.	1,994	81,576
Mirae Asset Securities Co., Ltd.	2,793	126,076
NAVER Corp.	1,129	640,862
NCSoft Corp.	540	95,957
OCI Co., Ltd.	1,017	81,938
Orion Corp.	138	129,408
Paradise Co., Ltd.	5,601	120,664
POSCO	2,719	544,452
S-1 Corp.	442	31,074
S-Oil Corp.	1,187	71,741
Samsung C&T Corp.	5,038	298,996
Samsung Card Co., Ltd.	1,210	40,076
Samsung Electro-Mechanics Co., Ltd.	2,177	99,577
Samsung Electronics Co. Ltd.	4,677	5,306,455
Samsung Electronics Co. Ltd., Preference Shares	815	724,307
Samsung Fire & Marine Insurance Co., Ltd.	1,337	352,301
Samsung Heavy Industries Co. Ltd.	4,858	74,082
Samsung Life Insurance Co., Ltd.	2,202	212,166
Samsung SDI Co., Ltd.	2,189	217,105
Samsung SDS Co., Ltd.	1,231	285,901
Samsung Securities Co., Ltd.	2,400	117,196
Shinhan Financial Group Co., Ltd.	17,747	660,578
Shinsegae Co., Ltd.	670	160,727
SK C&C Co., Ltd.	1,054	260,797
SK Holdings Co., Ltd.	923	163,601
SK Hynix, Inc.	22,678	859,531
SK Innovation Co., Ltd. (b)	2,314	252,293
SK Networks Co., Ltd.	14,759	118,697
SK Telecom Co. Ltd.	390	87,265
Woori Bank	13,531	118,677
Woori Investment & Securities Co., Ltd.	5,312	57,902
Yuhan Corp.	122	29,830

		23,791,133
Common Stocks	Shares	Value
Spain — 2.5%
Abertis Infraestructuras SA	20,662	339,314
ACS Actividades de Construccion y Servicios SA (a)	7,981	257,435
Aena SA (b)(c)	3,133	326,826
Amadeus IT Holding SA, Class A (a)	20,022	799,282
Banco Bilbao Vizcaya Argentaria SA	273,353	2,693,607
Banco de Sabadell SA (a)(b)	3,305	7,976
Banco de Sabadell SA International Shares	195,812	474,293
Banco Popular Espanol SA (a)	90,200	438,879
Banco Santander SA	590,740	4,155,272
Bankia SA (b)	213,715	272,086
Bankinter SA	24,963	185,148
CaixaBank SA	104,553	486,516
Distribuidora Internacional de Alimentacion SA (a)	24,444	187,329
Enagas SA	3,839	104,507
Endesa SA (a)	13,298	254,679
Ferrovial SA	20,314	441,350
Gas Natural SDG SA (a)	17,935	407,254
Grifols SA (a)	5,032	203,201
Iberdrola SA	213,931	1,444,364
Inditex SA	43,809	1,428,931
International Consolidated Airlines Group SA (b)	38,441	299,898
Mapfre SA	66,978	231,483
Red Electrica Corp. SA	2,074	166,542
Repsol SA	49,442	871,446
Telefonica SA	185,369	2,640,654
Zardoya Otis SA (a)	4,309	47,029

		19,165,301
Sweden — 2.1%
Alfa Laval AB	10,363	182,399
Assa Abloy AB	43,794	824,457
Atlas Copco AB, A Shares	29,891	836,300
Atlas Copco AB, B Shares	14,189	353,457
Boliden AB	11,878	216,544
Electrolux AB, Class B	9,181	287,669
Elekta AB, B Shares (a)	16,131	101,185
Getinge AB, Class B	7,626	183,604
Hennes & Mauritz AB, Class B	37,411	1,439,901
Hexagon AB, Class B	11,240	407,119
Husqvarna AB, Class B	17,215	129,674
ICA Gruppen AB (a)	3,148	111,682
Industrivarden AB, Class C	2,903	54,709
Investment AB Kinnevik, Class B	12,764	403,723
Investor AB, Class B	19,018	709,099
Lundin Petroleum AB (b)	9,142	156,845
Millicom International Cellular SA	3,166	233,556
Nordea Bank AB	122,809	1,531,643
Sandvik AB	48,016	530,831
Securitas AB, Class B	11,724	154,838
Skandinaviska Enskilda Banken AB, Class A	63,663	814,335
Skanska AB, Class B	14,948	302,907
SKF AB, Class B	18,910	431,489
Svenska Cellulosa AB, B Shares	25,401	645,901
Svenska Handelsbanken AB, A Shares	70,386	1,027,512
Swedbank AB, Class A	40,577	946,029
Swedish Match AB	7,580	215,504
Tele2 AB, Class B	12,243	142,574
Telefonaktiebolaget LM Ericsson, Class B	127,480	1,327,721
TeliaSonera AB	116,593	687,168
Volvo AB, Class B	64,463	800,471

		16,190,846

See Notes to Financial Statements.

30	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Switzerland — 6.8%
ABB Ltd., Registered Shares (a)(b)	91,542	$1,918,566
Actelion Ltd., Registered Shares (b)	4,630	678,070
Adecco SA, Registered Shares (b)	8,349	677,583
Aryzta AG (b)	3,776	185,792
Baloise Holding AG, Registered Shares	2,131	259,835
Barry Callebaut AG, Registered Shares (b)	54	61,511
Cie Financiere Richemont SA, Registered Shares	21,466	1,744,709
Coca-Cola HBC AG (b)	7,960	170,831
Credit Suisse Group AG, Registered Shares (b)	64,223	1,771,750
EMS-Chemie Holding AG, Registered Shares	217	91,681
Geberit AG, Registered Shares	1,853	617,780
Givaudan SA, Registered Shares (b)	442	765,237
Glencore PLC (b)	474,060	1,901,076
Holcim Ltd., Registered Shares (a)(b)	9,797	722,877
Julius Baer Group Ltd. (b)	11,407	640,092
Kuehne & Nagel International AG, Registered Shares	2,954	392,241
Lindt & Spruengli AG	33	174,549
Lindt & Spruengli AG, Registered Shares	4	250,362
Lonza Group AG, Registered Shares (b)	2,224	297,271
Nestle SA, Registered Shares	133,577	9,637,661
Novartis AG, Registered Shares	95,232	9,367,063
Pargesa Holding SA, Bearer Shares	734	49,423
Partners Group Holding AG	526	157,215
Roche Holding AG	29,038	8,142,006
Schindler Holding AG, Participation Certificates (a)	1,323	216,378
Schindler Holding AG, Registered Shares	1,208	197,283
SGS SA, Registered Shares (a)	282	514,254
Sika AG — Bearer Shares	69	243,355
Sonova Holding AG, Registered Shares	2,144	289,922
STMicroelectronics NV	37,953	310,718
Sulzer AG, Registered Shares	486	49,991
The Swatch Group AG, Bearer Shares	1,446	563,474
The Swatch Group AG, Registered Shares	1,971	148,052
Swiss Life Holding AG, Registered Shares (b)	1,327	303,857
Swiss Prime Site AG, Registered Shares (b)	2,212	167,861
Swiss Re AG	15,574	1,378,653
Swisscom AG, Registered Shares	1,143	640,591
Syngenta AG, Registered Shares	4,039	1,648,001
Transocean Ltd. (a)	12,621	204,609
UBS Group AG (b)	153,609	3,259,042
Zurich Insurance Group AG (b)	6,623	2,016,237

		52,827,459
Taiwan — 2.7%
Acer, Inc. (b)	69,504	33,652
Advanced Semiconductor Engineering, Inc.	274,097	371,376
Advantech Co., Ltd.	8,795	60,389
Asia Cement Corp.	57,233	67,681
Asia Pacific Telecom Co., Ltd.	33,000	13,257
Asustek Computer, Inc.	25,220	245,617
AU Optronics Corp.	320,000	141,976
Casetek Holdings, Ltd.	6,000	37,115
Catcher Technology Co., Ltd.	24,000	300,048
Cathay Financial Holding Co. Ltd.	317,935	555,099
Chailease Holding Co., Ltd.	22,880	55,169
Chang Hwa Commercial Bank	123,172	70,644
Cheng Shin Rubber Industry Co. Ltd.	71,436	158,162
Chicony Electronics Co., Ltd.	15,545	41,724
China Airlines Ltd. (b)	103,687	44,191
China Development Financial Holding Corp.	577,765	218,923
China Life Insurance Co., Ltd.	112,637	115,252
Common Stocks	Shares	Value
Taiwan (continued)
China Motor Corp.	116,000	90,415
China Steel Corp.	540,638	431,895
Chunghwa Telecom Co. Ltd.	185,000	590,394
Compal Electronics, Inc.	192,000	146,043
CTBC Financial Holding Co. Ltd.	639,499	503,714
CTCI Corp.	81,000	130,970
Delta Electronics, Inc.	87,000	445,080
E.Sun Financial Holding Co., Ltd.	200,046	133,510
Eclat Textile Co., Ltd.	7,160	117,483
Epistar Corp.	48,000	64,153
Eva Airways Corp. (b)	67,689	46,220
Evergreen Marine Corp. Taiwan Ltd. (b)	83,000	43,089
Far Eastern New Century Corp.	84,909	89,941
Far EasTone Telecommunications Co. Ltd.	50,000	120,861
Feng TAY Enterprise Co., Ltd.	14,000	81,255
First Financial Holding Co., Ltd.	233,179	142,837
Formosa Chemicals & Fibre Corp.	134,360	323,185
Formosa Petrochemical Corp.	36,000	92,423
Formosa Plastics Corp.	165,040	388,615
Formosa Taffeta Co., Ltd.	31,000	32,899
Foxconn Technology Co., Ltd.	42,161	152,970
Fubon Financial Holding Co., Ltd.	334,952	665,679
Giant Manufacturing Co., Ltd.	10,000	84,647
Hermes Microvision, Inc.	1,000	64,937
Highwealth Construction Corp.	48,000	114,437
Hiwin Technologies Corp.	10,555	69,423
Hon Hai Precision Industry Co. Ltd.	558,616	1,755,385
Hotai Motor Co., Ltd.	8,000	113,363
HTC Corp. (b)	27,050	62,996
Hua Nan Financial Holdings Co., Ltd.	154,203	88,704
Innolux Corp.	286,494	149,267
Inotera Memories, Inc. (b)	93,000	74,061
Inventec Co. Ltd.	218,470	151,160
Kinsus Interconnect Technology Corp.	3,000	8,221
Largan Precision Co., Ltd.	4,000	456,603
Lite-On Technology Corp.	98,827	115,947
MediaTek, Inc.	66,255	905,679
Mega Financial Holding Co., Ltd.	356,110	320,759
Merida Industry Co., Ltd.	8,150	52,848
Nan Ya Plastics Corp.	205,790	483,031
Novatek Microelectronics Corp.	23,000	110,938
Pegatron Corp.	67,000	196,038
Phison Electronics Corp.	15,000	129,842
Pou Chen Corp.	92,000	131,238
Powertech Technology, Inc. (b)	70,100	151,685
President Chain Store Corp.	18,000	126,548
Quanta Computer, Inc.	138,000	326,326
Radiant Opto-Electronics Corp.	7,729	28,661
Realtek Semiconductor Corp.	23,240	59,559
Ruentex Development Co., Ltd.	42,109	66,565
Ruentex Industries Ltd.	17,521	40,114
Shin Kong Financial Holding Co., Ltd.	281,345	85,881
Siliconware Precision Industries Co.	108,000	164,786
Simplo Technology Co., Ltd.	11,600	53,653
SinoPac Financial Holdings Co., Ltd.	262,795	116,236
Standard Foods Corp.	5,783	17,293
Synnex Technology International Corp.	30,000	44,476
Taishin Financial Holding Co., Ltd.	299,398	124,738
Taiwan Business Bank (b)	225,604	69,525
Taiwan Cement Corp.	105,000	132,564
Taiwan Cooperative Financial Holding Co., Ltd.	171,270	89,621

See Notes to Financial Statements.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	31

Schedule of Investments (continued)	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Taiwan (concluded)
Taiwan Fertilizer Co., Ltd.	12,000	$19,841
Taiwan Glass Industry Corp.	120,720	58,084
Taiwan Mobile Co. Ltd.	52,800	176,303
Taiwan Semiconductor Manufacturing Co. Ltd.	1,047,000	4,762,402
Teco Electric and Machinery Co., Ltd.	39,000	30,276
TPK Holding Co., Ltd.	13,887	80,431
Transcend Information, Inc.	29,000	106,712
U-Ming Marine Transport Corp.	3,000	4,073
Uni-President Enterprises Corp.	196,106	347,757
United Microelectronics Corp.	488,000	206,104
Vanguard International Semiconductor Corp.	11,000	17,554
Wan Hai Lines Ltd.	36,000	28,586
Wistron Corp.	118,354	89,720
WPG Holdings Ltd.	28,270	35,409
Yang Ming Marine Transport Corp. (b)	228,000	79,864
Yuanta Financial Holding Co., Ltd.	311,101	168,258
Yulon Motor Co. Ltd.	14,000	16,242
Zhen Ding Technology Holding Ltd.	14,710	51,535

		20,980,812
Thailand — 0.5%
Advanced Info Service PCL — NVDR	52,400	371,323
Airports of Thailand PCL — NVDR	26,500	237,201
Bangkok Bank PCL — NVDR (a)	22,400	117,806
Bangkok Bank PCL, Foreign Registered Shares	30,500	160,872
Bangkok Dusit Medical Services PCL — NVDR	54,300	31,624
Banpu PCL — NVDR (a)	29,500	22,216
BEC World PCL — NVDR	16,900	18,712
BTS Group Holdings PCL	152,700	45,152
Bumrungrad Hospital PCL	8,000	44,193
Central Pattana PCL — NVDR	27,100	38,034
Charoen Pokphand Foods PCL — NVDR	46,200	32,768
CP ALL PCL — NVDR	184,800	252,665
Delta Electronics Thailand PCL	20,000	53,470
Energy Absolute PCL	45,000	31,254
Glow Energy PCL — NVDR	7,600	19,128
Home Product Center PCL	82,832	16,524
Indorama Ventures PCL — NVDR	39,200	32,138
IRPC PCL — NVDR	492,400	65,162
Kasikornbank PCL — NVDR	36,500	203,633
Kasikornbank PCL, Foreign Registered Shares	48,700	271,641
Krung Thai Bank PCL — NVDR (a)	143,775	72,635
Minor International PCL	34,980	30,986
PTT Exploration & Production PCL — NVDR	76,522	246,142
PTT Global Chemical PCL — NVDR	52,168	106,714
PTT PCL — NVDR	48,000	508,769
Siam Cement PCL — NVDR	5,700	87,555
Siam Cement PCL, Foreign Registered Shares	19,200	293,872
Siam Commercial Bank PCL — NVDR	82,400	378,457
Thai Oil PCL — NVDR	17,800	28,918
Thai Union Frozen Products PCL	14,800	9,537
TMB Bank PCL	271,500	18,762
True Corp. PCL — NVDR (b)	350,483	117,851

		3,965,714
Turkey — 0.3%
Akbank TAS	98,935	285,980
Anadolu Efes Biracilik Ve Malt Sanayii AS	3,889	35,075
Arcelik AS	3,960	21,478
BIM Birlesik Magazalar AS	8,104	145,141
Coca-Cola Icecek AS	4,750	79,046
Common Stocks	Shares	Value
Turkey (concluded)
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	92,969	95,734
Enka Insaat ve Sanayi AS	15,716	29,898
Eregli Demir ve Celik Fabrikalari TAS (a)	51,754	83,731
Ford Otomotiv Sanayi	2,700	36,120
Haci Omer Sabanci Holding AS	32,457	122,268
KOC Holding AS	17,992	83,200
Petkim Petrokimya Holding (a)	37,514	56,701
TAV Havalimanlari Holding AS	2,171	18,431
Tofas Turk Otomobil Fabrikasi AS	4,704	32,101
Tupras Turkiye Petrol Rafinerileri AS (b)	5,076	128,593
Turk Hava Yollari (b)	26,638	87,439
Turk Telekomunikasyon AS	10,009	26,329
Turkcell Iletisim Hizmetleri AS (a)	33,444	153,861
Turkiye Garanti Bankasi AS	133,513	416,407
Turkiye Halk Bankasi	25,164	115,921
Turkiye Is Bankasi, Class C	88,347	185,788
Turkiye Sise ve Cam Fabrikalari AS	35,591	47,940
Turkiye Vakiflar Bankasi Tao, Class D (a)	29,827	47,928
Ulker Biskuvi Sanayi	3,956	27,602
Yapi ve Kredi Bankasi	65,139	95,705

		2,458,417
United Arab Emirates — 0.1%
Abu Dhabi Commercial Bank PJSC	80,031	166,657
Aldar Properties PJSC	61,586	45,155
Arabtec Holding Co. (b)	77,075	54,591
DP World Ltd.	10,522	225,171
Dubai Financial Market	39,225	20,954
Dubai Islamic Bank PJSC	12,579	23,282
Emaar Malls Group PJSC (b)	81,000	73,358
Emaar Properties PJSC	172,958	367,699
First Gulf Bank PJSC	37,011	152,727
National Bank of Abu Dhabi PJSC	10,583	31,635

		1,161,229
United Kingdom — 12.7%
3i Group PLC	35,640	289,189
Aberdeen Asset Management PLC	36,371	230,703
Admiral Group PLC	8,110	176,719
Aggreko PLC (a)	10,191	230,187
AMEC PLC	12,361	158,755
Anglo American PLC (a)	65,336	943,872
Antofagasta PLC	26,475	286,561
ARM Holdings PLC	58,104	950,807
Ashtead Group PLC	18,160	312,984
Associated British Foods PLC	15,981	720,139
AstraZeneca PLC	52,543	3,325,459
Aviva PLC	175,397	1,358,516
Babcock International Group PLC	7,644	129,508
BAE Systems PLC	133,248	944,119
Barclays PLC	668,847	2,741,368
Barratt Developments PLC	29,464	284,190
BG Group PLC	145,215	2,418,527
BHP Billiton PLC	86,224	1,695,308
BP PLC	755,378	5,013,197
British American Tobacco PLC	77,194	4,156,318
British Land Co. PLC (a)	48,877	608,817
BT Group PLC	344,589	2,440,153
Bunzl PLC	15,366	419,176
Burberry Group PLC	21,472	529,722
Capita PLC	34,003	660,699

See Notes to Financial Statements.

32	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (continued)
Carnival PLC	6,665	$340,779
Centrica PLC	225,943	937,546
Cobham PLC	41,466	171,255
Compass Group PLC	68,976	1,140,804
Croda International PLC	4,442	192,068
Diageo PLC	105,999	3,069,707
Direct Line Insurance Group PLC	51,669	272,618
Dixons Carphone PLC	35,632	253,375
easyJet PLC	8,921	216,856
Fiat Chrysler Automobiles NV (b)	45,604	669,017
Fresnillo PLC	19,656	214,345
G4S PLC	59,279	249,952
GKN PLC	63,245	332,278
GlaxoSmithKline PLC	200,128	4,161,048
Hammerson PLC	28,123	271,789
Hargreaves Lansdown PLC	8,513	154,239
HSBC Holdings PLC	801,199	7,174,262
ICAP PLC	22,617	188,128
IMI PLC	8,553	151,195
Imperial Tobacco Group PLC	42,416	2,042,847
Inmarsat PLC	16,450	236,477
InterContinental Hotels Group PLC (a)	10,956	441,710
Intertek Group PLC	7,802	299,987
Intu Properties PLC (a)	29,315	141,611
Investec PLC	22,696	203,923
ITV PLC	160,513	664,112
J. Sainsbury PLC (a)	40,957	170,493
Johnson Matthey PLC	10,652	507,974
Kingfisher PLC	117,839	642,751
Land Securities Group PLC	37,586	710,716
Legal & General Group PLC	258,017	1,008,862
Lloyds Banking Group PLC (b)	2,317,520	3,110,570
London Stock Exchange Group PLC	15,659	582,525
Marks & Spencer Group PLC	74,950	632,273
Meggitt PLC	29,906	218,993
Melrose Industries PLC	37,416	145,426
Merlin Entertainments PLC (c)	43,755	293,458
Mondi PLC	10,541	226,940
National Grid PLC	152,381	1,961,269
Next PLC	7,051	825,262
Old Mutual PLC	235,852	746,555
Pearson PLC	34,111	645,873
Persimmon PLC (b)	12,698	393,967
Petrofac Ltd.	7,867	114,470
Prudential PLC	104,211	2,511,436
Randgold Resources Ltd.	4,349	291,715
Reckitt Benckiser Group PLC	26,172	2,256,923
Reed Elsevier PLC	49,583	805,757
Rexam PLC	41,271	357,945
Rio Tinto PLC	51,293	2,109,833
Rolls-Royce Holdings PLC (b)	78,889	1,077,564
Royal Bank of Scotland Group PLC (b)	99,459	549,959
Royal Mail PLC	22,777	184,141
RSA Insurance Group PLC	41,822	260,793
SABMiller PLC	39,866	2,067,068
The Sage Group PLC	41,759	336,140
Schroders PLC	7,414	369,935
Segro PLC	24,988	159,209
Severn Trent PLC	8,564	279,840
Sky PLC	42,277	688,592
Smith & Nephew PLC	37,845	640,234
Common Stocks	Shares	Value
United Kingdom (concluded)
Smiths Group PLC	14,211	251,899
Sports Direct International PLC (b)	11,394	128,466
SSE PLC	42,055	1,014,972
Standard Chartered PLC	108,736	1,741,341
Standard Life PLC	96,440	672,480
Tate & Lyle PLC (a)	18,661	152,323
Taylor Wimpey PLC	96,846	282,430
Tesco PLC	340,304	1,133,818
Travis Perkins PLC	9,375	310,498
Tullow Oil PLC	46,858	250,422
Unilever PLC	54,336	2,333,141
United Utilities Group PLC	30,414	425,990
Vodafone Group PLC	1,089,153	3,973,113
The Weir Group PLC	8,705	232,008
Whitbread PLC	7,941	616,930
William Hill PLC	34,609	219,228
WM Morrison Supermarkets PLC (a)	110,313	313,154
Wolseley PLC	12,407	791,248
WPP PLC	54,042	1,213,036

		99,158,879
Total Common Stocks — 98.1%		764,731,864

Rights
Singapore — 0.0%
Jardine Cycle & Carriage, Ltd. (Expires 07/20/15) (b)	444	2,343
Spain — 0.0%
Abertis Infraestructuras SA (Expires 07/17/15) (b)	20,662	17,046
Repsol SA (Expires 07/03/15) (a)(b)	49,442	25,631
Zardoya Otis SA (Expires 07/31/15) (a)(b)	4,309	1,878

		44,555
Total Rights — 0.0%		46,898
Total Long-Term Investments (Cost — $728,437,921) — 98.1%		764,778,762

Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (d)(e)	3,877,677	3,877,677
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (d)(e)(f)	33,165,069	33,165,069
Total Short-Term Securities (Cost — $37,042,746) — 4.8%		37,042,746
Total Investments (Cost — $765,480,667) — 102.9%		801,821,508
Liabilities in Excess of Other Assets — (2.9)%		(22,555,272)

Net Assets — 100.0%		$779,266,236

See Notes to Financial Statements.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	33

Schedule of Investments (continued)	Total International ex U.S. Index Master Portfolio

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents the current yield as of report date.

(e)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Shares Purchased		Shares Sold	Shares Held at June 30, 2015	Value at June 30, 2015	Income		Realized Gain
BlackRock Cash Funds: Institutional, SL Agency Shares	22,280,035	—		(18,402,358)[1]	3,877,677	$3,877,677	$9,665		—
BlackRock Cash Funds: Prime, SL Agency Shares	2,952,909	30,212,160	[2]	—	33,165,069	$33,165,069	$177,861	[3]	—
iShares India 50 ETF	288,798	65,800		(354,598)	—	—	—		$1,817,636
[1] Represents net shares sold.
[2] Represents net shares purchased.

[3]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(f)	All or a portion of security was purchased with the cash collateral from loaned securities.

Contracts Long	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
20	S&P/TSX 60 Index	Montreal Exchange	September 2015	$843,900	$(11,909)
73	E-Mini MSCI EAFE Index	NYSE Life U.S.	September 2015	$6,694,100	(226,148)
45	MSCI Emerging Markets Mini Index	NYSE Life U.S.	September 2015	$2,158,650	(16,938)
Total					$(254,995)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements. As of June 30, 2015, the following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$307,576	$37,245,151	—	$37,552,727
Austria	—	979,796	—	979,796
Belgium	—	7,251,805	—	7,251,805
Brazil	12,556,865	—	—	12,556,865
Canada	50,737,467	—	—	50,737,467
Chile	2,054,517	—	—	2,054,517
China	742,040	30,879,085	—	31,621,125

See Notes to Financial Statements.

34	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Schedule of Investments (concluded)	Total International ex U.S. Index Master Portfolio

	Level 1	Level 2	Level 3	Total
Assets (concluded):
Investments (concluded):
Common Stocks (concluded):
Colombia	$861,476	$—	—	$861,476
Czech Republic	217,294	—	—	217,294
Denmark	48,900	9,154,015	—	9,202,915
Egypt	—	278,114	—	278,114
Finland	—	4,375,044	—	4,375,044
France	901,943	51,823,007	—	52,724,950
Germany	—	48,703,676	—	48,703,676
Greece	—	—	$391,142	391,142
Hong Kong	1,445,220	26,220,706	—	27,665,926
Hungary	—	318,117	—	318,117
India	5,866,100	6,927,112	—	12,793,212
Indonesia	26,293	3,733,964	—	3,760,257
Ireland	—	4,819,591	—	4,819,591
Israel	—	3,411,853	—	3,411,853
Italy	—	12,156,833	—	12,156,833
Japan	—	124,959,720	—	124,959,720
Luxembourg	503,989	145,996	—	649,985
Malaysia	962,572	4,185,948	—	5,148,520
Malta	—	106,666	—	106,666
Mexico	7,690,607	—	—	7,690,607
Netherlands	136,188	22,865,713	—	23,001,901
New Zealand	85,792	550,006	—	635,798
Norway	—	3,564,951	—	3,564,951
Peru	753,192	—	—	753,192
Philippines	131,606	1,982,118	—	2,113,724
Poland	343,478	1,949,562	—	2,293,040
Portugal	—	881,846	—	881,846
Qatar	44,840	1,401,730	—	1,446,570
Russia	402,730	6,064,165	—	6,466,895
Singapore	—	7,977,156	—	7,977,156
South Africa	352,016	12,554,768	17	12,906,801
South Korea	823,569	22,967,564	—	23,791,133
Spain	—	19,165,301	—	19,165,301
Sweden	212,867	15,977,979	—	16,190,846
Switzerland	229,372	52,598,087	—	52,827,459
Taiwan	72,777	20,908,035	—	20,980,812
Thailand	—	3,965,714	—	3,965,714
Turkey	326,058	2,132,359	—	2,458,417
United Arab Emirates	225,171	936,058	—	1,161,229
United Kingdom	1,439,913	97,718,966	—	99,158,879
Rights	27,509	19,389	—	46,898
Short-Term Securities	37,042,746	—	—	37,042,746

Total	$127,572,683	$673,857,666	$391,159	$801,821,508

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(254,995)	—	—	$(254,995)
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$346,580	—	—	$346,580
Foreign currency at value	3,410,090	—	—	3,410,090
Liabilities:
Collateral on securities loaned at value	—	$(33,165,069)	—	(33,165,069)

Total	$3,756,670	$(33,165,069)	—	$(29,408,399)

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	35

Statement of Assets and Liabilities	Total International ex U.S. Index Master Portfolio

June 30, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $31,219,317) ( cost — $728,437,921)	$764,778,762
Investments at value — affiliated (cost — $37,042,746)	37,042,746
Foreign currency at value (cost — $3,403,890)	3,410,090
Cash pledged for financial futures contracts	346,580
Receivables:
Contributions from investors	4,678,841
Dividends	2,284,057
Securities lending income — affiliated	24,050
Investments sold	17,478
Variation margin receivable on financial futures contracts	17,426
Prepaid expenses	36

Total assets	812,600,066

Liabilities
Collateral on securities loaned at value	33,165,069
Payables:
Investment advisory fees	19,267
Other accrued expenses payable	149,494

Total liabilities	33,333,830

Net Assets	$779,266,236

Net Assets Consist of
Investors’ capital	$743,184,361
Net unrealized appreciation (depreciation)	36,081,875

Net Assets	$779,266,236

See Notes to Financial Statements.

36	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Statement of Operations	Total International ex U.S. Index Master Portfolio

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends	$14,888,537
Securities lending — affiliated — net	177,861
Interest — affiliated	9,665
Foreign taxes withheld	(1,905,699)

Total income	13,170,364

Expenses
Investment advisory	134,103
Custodian	153,294
Professional	26,355
Independent Trustees	9,720
Printing	37
Miscellaneous	1,836

Total expenses	325,345
Less fees waived and/or reimbursed by the Manager	(24,634)

Total expenses after fees waived	300,711

Net investment income	12,869,653

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated (net of $3,929 foreign capital gain tax)	(1,188,689)
Investments — affiliated	1,817,636
Financial futures contracts	1,495,770
Foreign currency transactions	(225,717)

1,899,000

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	17,533,969
Investments — affiliated	(1,328,571)
Financial futures contracts	(262,438)
Foreign currency translations	57,051

16,000,011

Net realized and unrealized gain	17,899,011

Net Increase in Net Assets Resulting from Operations	$30,768,664

See Notes to Financial Statements.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	37

Statements of Changes in Net Assets

	Total International ex U.S. Index Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$12,869,653	$13,100,009
Net realized gain	1,899,000	23,574,766
Net change in unrealized appreciation (depreciation)	16,000,011	(64,382,962)

Net increase (decrease) in net assets resulting from operations	30,768,664	(27,708,187)

Capital Transactions
Proceeds from contributions	178,644,259	726,393,826
Value of withdrawals	(21,344,120)	(663,931,697)

Net increase in net assets derived from capital transactions	157,300,139	62,462,129

Net Assets
Total increase in net assets	188,068,803	34,753,942
Beginning of period	591,197,433	556,443,491

End of period	$779,266,236	$591,197,433

See Notes to Financial Statements.

38	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Financial Highlights	Total International ex U.S. Index Master Portfolio

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,				Period from June 30, 2011[1] to December 31, 2011
			2014		2013	2012

Total Return
Total return	4.39%	[2]	(4.68)%		13.96%	16.65%	(18.04)%[2]

Ratio to Average Net Assets
Total expenses	0.09%	[3]	0.15%	[4]	0.25%	0.42%	1.47%	[3,5]

Total expenses after fees waived and/or reimbursed	0.08%	[3]	0.12%	[4]	0.24%	0.32%	0.33%	[3]

Net investment income	3.48%	[3]	3.08%	[4]	2.60%	2.23%	1.76%	[3]

Supplemental Data
Net assets, end of period (000)	$779,266		$591,197		$556,443	$381,056	$43,554

Portfolio turnover rate	3%		49%		36%	42%	4%

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]	Annualized.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.48%.

See Notes to Financial Statements.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	39

Notes to Financial Statements (Unaudited)	Total International ex U.S. Index Master Portfolio

1. Organization:

Total International ex U.S. Index Master Portfolio (the “Master Portfolio”) (formerly known as ACWI ex-U.S. Index Master Portfolio), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

40	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Notes to Financial Statements (continued)	Total International ex U.S. Index Master Portfolio

Foreign Currency: The Master Portfolio’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures contracts and forward foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, which were classified as common stocks and rights in the Master Portfolio’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	41

Notes to Financial Statements (continued)	Total International ex U.S. Index Master Portfolio

market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas S.A.	$38,542	$(38,542)	—
Citigroup GlobalMarkets, Inc.	1,692,290	(1,692,290)	—
Credit Suisse Securities (USA) LLC	4,908,920	(4,908,920)	—
Deutsche Bank Securities, Inc.	460,494	(460,494)	—
Goldman Sachs & Co.	169,970	(169,970)	—
JPMorgan Securities LLC	3,750,717	(3,750,717)	—
Macquarie Capital (USA) Inc.	753,201	(753,201)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3,217,461	(3,217,461)	—
Morgan Stanley & Co. LLC	10,198,158	(10,198,158)	—
Nomura Securities International, Inc.	3,210,737	(3,210,737)	—
SG Americas Securities LLC	38,881	(38,881)	—
State Street Bank and Trust Co.	2,779,946	(2,779,946)	—

Total	$31,219,317	$(31,219,317)	—

[1]

Collateral with a value of $33,165,069 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage economically its exposure to certain risks such as equity, foreign currency exchange rate or other risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Master Portfolio invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

42	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Notes to Financial Statements (continued)	Total International ex U.S. Index Master Portfolio

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Master Portfolio enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015
	Statement of Assets and Liabilities Location	Value
		Derivative Liabilities
Equity contracts	Net unrealized appreciation (depreciation)[1]	$(254,995)

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts, if any, as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2015
	Net Realized Gain From	Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts:
Forward foreign currency transactions/translations	$786	—
Equity contracts:
Financial futures contracts	1,495,770	$(262,438)

Total	$1,496,556	$(262,438)

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — long	$10,534,079
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$4,647	[1]
Average amounts sold — in USD	$51,487

¹	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Master Portfolio.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	43

Notes to Financial Statements (continued)	Total International ex U.S. Index Master Portfolio

In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the Master Portfolio and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, the Master Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master Portfolio bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Master Portfolio. Effective April 30, 2015, for such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.03%. Prior to April 30, 2015, the Master Portfolio paid the Manager a monthly fee at an annual rate of 0.04%.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Master Portfolio’s business, in order to limit expenses of certain feeder funds which invest their assets in the Master Portfolio. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Trustees.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in the iShares India 50 ETF. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investments in other affiliated investment companies, if any. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2015, the amount waived was $20,753. This voluntary waiver expired on April 30, 2015.

44	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Notes to Financial Statements (continued)	Total International ex U.S. Index Master Portfolio

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investments in other affiliated investment companies, if any. For the six months ended June 30, 2015, the amount waived was $3,881.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master Portfolio retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2015, the Master Portfolio paid BTC $44,407 for securities lending agent services and collateral investment fees.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities, were $203,568,701 and $21,805,757, respectively.

7. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the three years ended December 31, 2014 and the period ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$768,276,867
Gross unrealized appreciation	$77,517,934
Gross unrealized depreciation	(43,973,293)

Net unrealized appreciation	$33,544,641

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	45

Notes to Financial Statements (concluded)	Total International ex U.S. Index Master Portfolio

8. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Master Portfolio did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

As of June 30, 2015, the Master Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial Banks	15%
Pharmaceuticals	7
Oil, Gas & Consumable Fuels	6
Insurance	6
Other[1]	66

[1]	All other industries held were each less than 5% of long-term investments.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

46	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of Total International ex U.S. Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. BlackRock Total International ex U.S. Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance relative to its peers, benchmark, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and /or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio and/or the Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: Black-

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	47

Disclosure of Investment Advisory Agreement (continued)

Rock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper1, as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2016. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

48	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Disclosure of Investment Advisory Agreement (continued)

BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-year, three-year and since-inception periods reported, the Portfolio’s gross performance (before expenses and fees), as agreed upon by the Board, was within tolerance of its benchmark, underperformed its benchmark, and underperformed its benchmark, respectively. The Board noted that for each of the past three calendar years the Portfolio’s gross performance was within tolerance. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the Portfolio.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s/Portfolio’s contractual management fee rate compared with the other funds in the Portfolio’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s/Portfolio’s actual management fee rate, to those of other funds in the Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data pro-

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	49

Disclosure of Investment Advisory Agreement (continued)

vided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Master Portfolio’s/Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the Portfolio’s total expense ratio ranked in the first and second quartiles, respectively, relative to the Portfolio’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on the Portfolio’s total expenses as a percentage of the Portfolio’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on the Portfolio on a class-by-class basis. This expense cap reduction was implemented on April 30, 2015. The Board also noted that BlackRock proposed, and the Board agreed to, a contractual reduction of the Master Portfolio’s advisory fee and the Portfolio’s administration fee. These reductions were implemented on April 30, 2015.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

50	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Disclosure of Investment Advisory Agreement (concluded)

Conclusion

The Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	51

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of MIP and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust/MIP.

Effective May 18, 2015, Ian MacKinnon resigned as a Trustee of the Trust/MIP.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

52	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/ Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015	53

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

54	BLACKROCK TOTAL INTERNATIONAL ex U.S. INDEX FUND	JUNE 30, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

ACWI-6/15-SAR

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock U.S. Total Bond Index Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

The Markets in Review

Dear Shareholder,

During the 12-month period ended June 30, 2015, market volatility increased from the remarkably low levels seen in recent years, although it remained below the historical average. In the middle of 2014, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. The U.S. economy, however, was showing improvement, which made investors concerned that the U.S. Federal Reserve (the “Fed”) would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows.

In the fourth quarter, U.S. growth picked up considerably while the broader global economy showed more signs of slowing. This, combined with rising global risks, drove investors to the relative stability of U.S. assets. International markets continued to struggle even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries despite their persistently low yields, which had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path. However, meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The period ended on a downbeat, but temporary, note as Greece’s long-brewing debt troubles came to an impasse. As the drama unfolded around the tumultuous negotiations between Greece and its creditors, investors feared the possibility of Greece leaving the euro zone and the impact such an event might have on global markets. Most asset classes broadly sold off, especially in Europe, even while macroeconomic and company fundamentals continued to improve.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.23%	7.42%
U.S. small cap equities (Russell 2000® Index)	4.75	6.49
International equities (MSCI Europe, Australasia, Far East Index)	5.52	(4.22)
Emerging market equities (MSCI Emerging Markets Index)	2.95	(5.12)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.51)	3.79
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.86
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.53	(0.39)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2015

Investment Objective

BlackRock U.S. Total Bond Index Fund’s (the “Fund”) (formerly known as BlackRock Bond Index Fund) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Barclays U.S. Aggregate Bond Index (the “Index”).

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2015, the Fund’s Institutional Shares returned (0.18%), Investor A Shares returned (0.30%) and Class K Shares returned (0.16%). For the same period, the benchmark Barclays U.S. Aggregate Bond Index (the “Index”) returned (0.10%).

•

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses. The Fund invests all of its assets in U.S. Total Bond Index Master Portfolio (the “Master Portfolio”) (formerly known as Bond Index Master Portfolio), a series of Master Investment Portfolio.

Describe the market environment.

•

During the first quarter of 2015, the much anticipated March 18th Federal Open Market Committee (“FOMC”) statement was interpreted as “dovish” by market participants. This was in light of the fact that the FOMC stated that the federal funds rate would be raised on condition of further improvement in the U.S. labor market and a reasonable expectation that inflation would approach its 2% target over the medium term. Longer-term interest rates retreated, and yields at the front end of the curve also fell as expectations of the coming Fed rate hikes were pushed further out in the year. In the first quarter, the highest returns came from spread sectors including commercial mortgage-backed securities, asset-backed securities and credit, while mortgages and agencies continued to underperform. Economic data in the United States was mixed early in the year, but U.S. labor markets continued to show strength. Elsewhere, the European Central Bank’s quantitative easing program (announced in January and commenced in early March) was one of the main themes in the global fixed-income markets earlier in 2015, pushing euro area debt yields to negative levels. This effectively anchored rates lower across the board in Europe, and central banks in emerging markets also announced rate cuts.

•

In the second quarter of 2015, negative headlines surrounding the debt/liquidity crisis in Greece, combined with weakness in some economic data, prompted pessimistic evaluations of the U.S. economy by analysts. Such pessimism appeared to be unwarranted, however, as a number of economic indicators showed improvement, including payroll growth, arguably stronger than at any time over the past 20 years. Labor market strength was seemingly confirmed by other indicators including falling unemployment and favorable manufacturing reports.

•

In June, defying the expectations of many at the beginning of the year, the Fed left short-term rates unchanged, while maintaining flexibility to hike rates later in 2015. Weaker-than-expected first quarter GDP and geopolitical uncertainty kept the Fed on hold. However, while the FOMC left its 2015 monthly interest rate forecast unchanged, it did lower its monthly interest rate forecasts for 2016 and 2017. Additionally, in her comments following the FOMC meeting, Fed Chair Janet Yellen struck a favorable tone regarding the U.S. economy, but stated that she is looking for additional labor market strength prior to a rate hike. Yellen also emphasized that the timing of the rate “lift-off” was less important than the trajectory of rates. She has repeatedly stated that the pace of interest rate increases will be very slow.

Describe recent portfolio activity.

•

During the period, the Master Portfolio maintained its objective of seeking to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Index, by selecting securities in accordance with their relative proportion within the Index. Other factors considered in security selection included credit quality, industry, maturity structure, coupon rates and call features.

•	The Master Portfolio held cash committed for pending transactions. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in investment-grade U.S. Government securities and corporate bonds, as well as investment-grade mortgage-backed, asset-backed and commercial mortgage-backed securities.

[3]

A widely recognized unmanaged market-capitalization weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2015

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Average Annual Total Returns
				1 Year	5 Years	10 Years
Institutional	1.80%	1.77%	(0.18)%	1.78%	3.12%	4.37%
Investor A	1.55	1.52	(0.30)	1.54	2.87	4.15
Class K	1.85	1.82	(0.16)	1.74	3.17	4.40
Barclays U.S. Aggregate Bond Index	—	—	(0.10)	1.86	3.35	4.44

See “About Fund Performance” on page 6 for further information on how performance was calculated.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[4]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[4]	Annualized Expense Ratio
Institutional	$1,000.00	$998.20	$0.59	$1,000.00	$1,024.20	$0.60	0.12%
Investor A	$1,000.00	$997.00	$1.83	$1,000.00	$1,022.96	$1.86	0.37%
Class K	$1,000.00	$998.40	$0.35	$1,000.00	$1,024.45	$0.35	0.07%

[4]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio.

[5]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	5

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 31, 2011, Institutional Shares’ performance results are those of Class K Shares restated to reflect Institutional Shares’ fees.

•

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to March 31, 2011, Investor A Shares’ performance results are those of Class K Shares restated to reflect Investor A Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of services, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The Fund’s administrator waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements. See Note 3 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and/or distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Statement of Assets and Liabilities	BlackRock U.S. Total Bond Index Fund

June 30, 2015 (Unaudited)

Assets
Investments at value — Master Portfolio (cost $204,551,860)	$209,004,412
Receivables:
Contributions from investors	8,326,774
Capital shares sold	665,214

Total assets	217,996,400

Liabilities
Payables:
Capital shares redeemed	8,991,988
Income dividends	83,960
Administration fees	4,300
Service fees	2,662
Other accrued expenses	8,319

Total liabilities	9,091,229

Net Assets	$208,905,171

Net Assets Consist of
Paid-in capital	$205,578,290
Distributions in excess of net investment income	(668,173)
Accumulated net realized loss	(457,498)
Net unrealized appreciation (depreciation)	4,452,552

Net Assets	$208,905,171

Net Asset Value
Institutional — Based on net assets of $42,670,758 and 4,240,027 shares outstanding, unlimited shares authorized, no par value	$10.06

Investor A — Based on net assets of $14,365,733 and 1,427,883 shares outstanding, unlimited shares authorized, no par value	$10.06

Class K — Based on net assets of $151,868,680 and 15,090,213 shares outstanding, unlimited shares authorized, no par value	$10.06

See Notes to Financial Statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	7

Statement of Operations	BlackRock U.S. Total Bond Index Fund

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Interest	$1,959,439
Interest — affiliated	39,227
Securities lending — affiliated — net	206
Foreign taxes withheld	(28)
Expenses	(76,017)
Fees waived	20,592

Total income	1,943,419

Fund Expenses
Administration — Institutional	13,623
Administration — Investor A	4,413
Administration — Class K	16,016
Service — Investor A	15,794
Professional	9,231
Miscellaneous	326

Total expenses	59,403
Less administration fees waived	(9,231)

Total expenses after fees waived	50,172

Net investment income	1,893,247

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized gain from investments	284,881
Net change in unrealized appreciation (depreciation) on investments	(2,552,498)

Total realized and unrealized loss	(2,267,617)

Net Decrease in Net Assets Resulting from Operations	$(374,370)

See Notes to Financial Statements.

8	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Statements of Changes in Net Assets	BlackRock U.S. Total Bond Index Fund

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:

Operations
Net investment income	$1,893,247	$2,565,695
Net realized gain	284,881	2,209,105
Net change in unrealized appreciation (depreciation)	(2,552,498)	3,399,354

Net increase (decrease) in net assets resulting from operations	(374,370)	8,174,154

Distributions to Shareholders From[1]
Net investment income:
Institutional	(362,781)	(404,342)
Investor A	(103,399)	(100,112)
Class K	(1,510,199)	(2,143,878)
Net realized gain:
Institutional	—	(203,671)
Investor A	—	(85,653)
Class K	—	(1,462,982)

Decrease in net assets resulting from distributions to shareholders	(1,976,379)	(4,400,638)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	6,536,968	78,078,795

Net Assets
Total increase in net assets	4,186,219	81,852,311
Beginning of period	204,718,952	122,866,641

End of period	$208,905,171	$204,718,952

Distributions in excess on net investment income, end of period	$(668,173)	$(585,041)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	9

Financial Highlights	BlackRock U.S. Total Bond Index Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,					Period March 31, 2011[1] to December 31, 2011
			2014		2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.17		$9.85		$10.65	$10.57		$10.11

Net investment income[2]	0.09		0.17		0.15	0.19		0.25
Net realized and unrealized gain (loss)	(0.11)		0.41		(0.40)	0.22		0.46

Net increase (decrease) from investment operations	(0.02)		0.58		(0.25)	0.41		0.71

Distributions from:[3]
Net investment income	(0.09)		(0.17)		(0.18)	(0.22)		(0.25)
Net realized gain	—		(0.09)		(0.37)	(0.11)		(0.00)[4]

Total distributions	(0.09)		(0.26)		(0.55)	(0.33)		(0.25)

Net asset value, end of period	$10.06		$10.17		$9.85	$10.65		$10.57

Total Return[5]
Based on net asset value	(0.18)%	[6]	5.88%		(2.39)%	3.91%		7.18%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.13%	[8,9,10]	0.17%	[9,10]	0.26% [11]	0.26%	[11]	0.27%	[8,12]

Total expenses after fees waived	0.12%	[8,9,10]	0.16%	[9,10]	0.25% [11]	0.25%	[11]	0.25%	[8,12]

Net investment income	1.77%	[8,9,10]	1.67%	[9],10	1.48% [11]	1.71%	[11]	2.98%	[8,12]

Supplemental Data
Net assets, end of period (000)	$42,671		$34,538		$22,939	$11,534		$53

Portfolio turnover rate of the Master Portfolio[13]	191%		476%		417%	436%		122%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%

[12]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%

[13]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period March 31, 2011[1] to December 31, 2011
		2014	2013	2012

Portfolio turnover rate (excluding MDRs)	131%	244%	214%	231%	121%

See Notes to Financial Statements.

10	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Financial Highlights (continued)	BlackRock U.S. Total Bond Index Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,					Period March 31, 2011[1] to December 31, 2011
			2014		2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.17		$9.85		$10.65	$10.57		$10.11

Net investment income[2]	0.08		0.15		0.11	0.16		0.22
Net realized and unrealized gain (loss)	(0.11)		0.41		(0.39)	0.22		0.48

Net increase (decrease) from investment operations	(0.03)		0.56		(0.28)	0.38		0.70

Distributions from:[3]
Net investment income	(0.08)		(0.15)		(0.15)	(0.19)		(0.24)
Net realized gain	—		(0.09)		(0.37)	(0.11)		(0.00)[4]

Total distributions	(0.08)		(0.24)		(0.52)	(0.30)		(0.24)

Net asset value, end of period	$10.06		$10.17		$9.85	$10.65		$10.57

Total Return[5]
Based on net asset value	(0.30)%	[6]	5.63%		(2.63)%	3.66%		7.01%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.38%	[8,9,10]	0.41%	[9,10]	0.51% [11]	0.51%	[11]	0.53%	[8,12]

Total expenses after fees waived	0.37%	[8,9,10]	0.40%	[9,10]	0.50% [11]	0.50%	[11]	0.50%	[8,12]

Net investment income	1.52%	[8,9,10]	1.44%	[9,10]	1.10% [11]	1.45%	[11]	2.65%	[8,12]

Supplemental Data
Net assets, end of period (000)	$14,366		$10,732		$3,735	$1,805		$202

Portfolio turnover rate of the Master Portfolio[13]	191%		476%		417%	436%		122%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than (0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%

[12]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%

[13]	Includes MDRs. Additional information regarding portfolio tunrover rate is as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period March 31, 2011[1] to December 31, 2011
		2014	2013	2012

Portfolio turnover rate (excluding MDRs)	133%	244%	214%	231%	121%

See Notes to Financial Statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	11

Financial Highlights (concluded)	BlackRock U.S. Total Bond Index Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$10.17		$9.85		$10.65	$10.57		$10.17		$9.90

Net investment income[1]	0.10		0.17		0.16	0.22		0.35		0.37
Net realized and unrealized gain (loss)	(0.11)		0.41		(0.41)	0.19		0.40		0.30

Net increase (decrease) from investment operations	(0.01)		0.58		(0.25)	0.41		0.75		0.67

Distributions from:[2]
Net investment income	(0.10)		(0.17)		(0.18)	(0.22)		(0.35)		(0.40)
Net realized gain	—		(0.09)		(0.37)	(0.11)		(0.00)[3]		—

Total distributions	(0.10)		(0.26)		(0.55)	(0.33)		(0.35)		(0.40)

Net asset value, end of period	$10.06		$10.17		$9.85	$10.65		$10.57		$10.17

Total Return[4]
Based on net asset value	(0.16)%	[5]	5.94%		(2.35)%	3.94%		7.55%		6.79%

Ratios to Average Net Assets[6]
Total expenses	0.08%	[7,8,9]	0.12%	[8,9]	0.21% [10]	0.21%	[10]	0.23%	[11]	0.26%

Total expenses after fees waived	0.07%	[7,8,9]	0.10%	[8,9]	0.20% [10]	0.20%	[10]	0.20%	[11]	0.23%

Net investment income	1.81%	[7,8,9]	1.72%	[8],9	1.52% [10]	1.96%	[10]	3.19%	[11]	3.65%

Supplemental Data
Net assets, end of period (000)	$151,869		$159,449		$96,193	$115,516		$122,015		$98,559

Portfolio turnover rate of the Master Portfolio[12]	191%		476%		417%	436%		122%		59%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%

[12]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	133%	244%	214%	231%	121%

See Notes to Financial Statements.

12	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Notes to Financial Statements	BlackRock U.S. Total Bond Index Fund

1. Organization:

BlackRock U.S. Total Bond Index Fund (the “Fund”) (formerly known as BlackRock Bond Index Fund), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in U.S. Total Bond Index Master Portfolio (the “Master Portfolio”) (formerly known as Bond Index Master Portfolio), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At June 30, 2015, the percentage of the Master Portfolio owned by the Fund was 15.0%. As such, the financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without an initial sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net vassets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), an indirect, wholly owned subsidiary of BlackRock to provide administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	13

Notes to Financial Statements (continued)	BlackRock U.S. Total Bond Index Fund

entitled to receive for these administration services an annual fee of 0.02% of the average daily net assets of Class K Shares and 0.07% of the average daily net assets of Institutional and Investor A Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2016.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.25% based upon the average daily net assets of Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,211,837	$12,415,589	1,738,605	$17,601,977
Shares issued to shareholders in reinvestment of distributions	35,495	362,781	60,060	608,013
Shares redeemed	(403,857)	(4,131,840)	(731,418)	(7,404,180)

Net increase	843,475	$8,646,530	1,067,247	$10,805,810

Investor A
Shares sold	880,547	$8,979,402	953,418	$9,634,368
Shares issued to shareholders in reinvestment of distributions	10,117	103,399	18,313	185,765
Shares redeemed	(518,320)	(5,294,862)	(295,415)	(2,963,720)

Net increase	372,344	$3,787,939	676,316	$6,856,413

14	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Notes to Financial Statements (concluded)	BlackRock U.S. Total Bond Index Fund

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class K
Shares sold	2,864,973	$29,321,278	10,203,581	$103,895,691
Shares issued to shareholders in reinvestment of distributions	145,803	1,488,306	354,853	3,596,678
Shares redeemed	(3,600,139)	(36,707,085)	(4,643,962)	(47,075,797)

Net increase (decrease)	(589,363)	$(5,897,501)	5,914,472	$60,416,572

Total Net Increase	626,456	$6,536,968	7,658,035	$78,078,795

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	15

Master Portfolio Information	U.S. Total Bond Index Master Portfolio

As of June 30, 2015

Portfolio Composition	Percent of Long-Term Investments

U.S. Treasury Obligations	37%
U.S. Government Sponsored Agency Securities	32
Corporate Bonds	26
Foreign Agency Obligations	3
Non-Agency Mortgage-Backed Securities	1
Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	73%
AA/Aa	5
A	11
BBB/Baa	11

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

16	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
BMW Vehicle Owner Trust, Series 2014-A, Class A4, 1.50%, 2/25/21	$200	$200,756
Capital One Multi-Asset Execution Trust:
Series 2007-A7, Class A7, 5.75%, 7/15/20	1,500	1,644,096
Series 2014-A5, Class A, 1.48%, 7/15/20	400	402,058
Chase Issuance Trust, Series 2014-A1, Class A, 1.15%, 1/15/19	1,000	1,002,072
Citibank Credit Card Issuance Trust, Series 2008-A1, Class A1, 5.35%, 2/07/20	170	187,059
Discover Card Execution Note Trust, Series 2014-A3, Class A3, 1.22%, 10/15/19	1,000	1,001,629
GE Capital Credit Card Master Note Trust, Series 2013-1, Class A, 1.35%, 3/15/21	750	745,583
Hyundai Auto Receivables Trust, Series 2015-B, Class A3, 1.12%, 11/15/19	1,000	998,047
Nissan Auto Lease Trust, Series 2014-B, Class A4, 1.29%, 3/16/20	200	199,997
Toyota Auto Receivables Owner Trust, Series 2014-C, Class A4, 1.44%, 4/15/20	200	200,518
Total Asset-Backed Securities — 0.5%		6,581,815

Corporate Bonds
Aerospace & Defense — 0.4%
The Boeing Co.:
2.35%, 10/30/21	75	75,035
6.13%, 2/15/33	100	125,022
3.30%, 3/01/35	65	59,024
Crane Co., 4.45%, 12/15/23	125	130,216
Eaton Corp.:
2.75%, 11/02/22	250	243,157
4.00%, 11/02/32	200	193,584
General Dynamics Corp., 3.88%, 7/15/21	50	53,408
Harris Corp., 4.85%, 4/27/35	65	62,286
Honeywell International, Inc., 5.30%, 3/01/18	100	110,407
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44	30	28,958
L-3 Communications Corp.:
3.95%, 11/15/16	250	258,133
1.50%, 5/28/17	250	248,283
4.95%, 2/15/21	250	266,805
Lockheed Martin Corp.:
3.35%, 9/15/21	250	257,308
3.60%, 3/01/35	65	60,115
Corporate Bonds	Par (000)	Value
Aerospace & Defense (concluded)
Lockheed Martin Corp. (concluded):
4.07%, 12/15/42	$100	$94,489
3.80%, 3/01/45	500	445,730
Northrop Grumman Corp.:
1.75%, 6/01/18	250	249,394
4.75%, 6/01/43	125	126,284
Parker-Hannifin Corp., 4.20%, 11/21/34	250	249,221
Precision Castparts Corp.:
1.25%, 1/15/18	75	74,563
2.50%, 1/15/23	150	143,790
4.20%, 6/15/35	250	249,208
Raytheon Co.:
4.88%, 10/15/40	250	266,270
4.70%, 12/15/41	100	104,284
Textron, Inc., 3.65%, 3/01/21	350	357,138
Tyco Electronics Group SA, 3.45%, 8/01/24	75	75,019
United Technologies Corp.:
1.80%, 6/01/17	250	253,642
3.10%, 6/01/22	100	100,795
5.70%, 4/15/40	50	58,419
4.50%, 6/01/42	450	457,153
4.15%, 5/15/45	250	238,716

		5,715,856
Agriculture, Fishing & Ranching — 0.0%
Bunge Ltd. Finance Corp., 3.20%, 6/15/17	150	154,445
Air Freight & Logistics — 0.0%
FedEx Corp.:
4.00%, 1/15/24	250	259,302
3.90%, 2/01/35	190	175,652
3.88%, 8/01/42	50	43,281
United Parcel Service, Inc.:
5.13%, 4/01/19	50	55,741
6.20%, 1/15/38	100	125,006

		658,982
Airlines — 0.0%
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 7/15/24	183	194,616
Continental Airlines Pass Through Trust, Series 2012-1, Class A, 4.15%, 10/11/25	45	46,543
Delta Air Lines Pass Through Trust, Series 2012-1, Class A, 4.75%, 11/07/21	83	88,993
Southwest Airlines Co., 2.75%, 11/06/19	75	76,095
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 2/15/27	195	201,242

		607,489
Auto Components — 0.1%
BorgWarner, Inc., 3.38%, 3/15/25	70	68,879
Delphi Corp., 5.00%, 2/15/23	250	266,250

Portfolio Abbreviations

COP	Certificates of Participation	NPFGC	National Public Finance Guarantee Corp.
EDA	Economic Development Authority	RB	Revenue Bonds
GO	General Obligation Bonds

See Notes to Financial Statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	17

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Auto Components (concluded)
Johnson Controls, Inc.:
1.40%, 11/02/17	$500	$498,066
3.63%, 7/02/24	80	80,142
4.95%, 7/02/64	250	237,538

		1,150,875
Automobiles — 0.2%
Daimler Finance North America LLC, 8.50%, 1/18/31	100	146,964
Ford Motor Co.:
7.45%, 7/16/31	150	191,671
4.75%, 1/15/43	350	339,361
General Motors Co.:
5.00%, 4/01/35	250	245,417
5.20%, 4/01/45	125	123,805
Toyota Motor Credit Corp.:
2.10%, 1/17/19	250	251,046
2.13%, 7/18/19	350	351,123
2.15%, 3/12/20	500	499,846

		2,149,233
Banks — 3.2%
Abbey National Treasury Services PLC:
1.38%, 3/13/17	250	250,520
1.65%, 9/29/17	250	250,683
2.38%, 3/16/20	250	249,151
Asian Development Bank:
1.75%, 9/11/18	500	508,226
1.88%, 4/12/19	500	508,077
Australia & New Zealand Banking Group Ltd.:
1.25%, 6/13/17	250	250,383
1.50%, 1/16/18	250	249,840
2.25%, 6/13/19	250	251,071
Bancolombia SA, 5.95%, 6/03/21	100	109,650
Bank of Montreal:
2.50%, 1/11/17	150	153,356
1.40%, 4/10/18	230	228,601
The Bank of New York Mellon Corp.:
2.30%, 7/28/16	50	50,891
1.35%, 3/06/18	250	248,529
2.20%, 5/15/19	250	251,113
2.30%, 9/11/19	500	499,663
3.55%, 9/23/21	50	52,238
3.00%, 2/24/25	105	101,728
Bank of Nova Scotia:
1.38%, 7/15/16	250	251,585
1.10%, 12/13/16	500	500,819
1.30%, 7/21/17	250	250,051
1.38%, 12/18/17	100	99,617
2.05%, 10/30/18	250	251,230
Barclays Bank PLC:
5.00%, 9/22/16	175	183,154
2.00%, 3/16/18	500	498,903
5.13%, 1/08/20	200	222,462
3.75%, 5/15/24	250	251,089
3.65%, 3/16/25	450	425,609
BB&T Corp.:
5.25%, 11/01/19	100	110,154
2.45%, 1/15/20	250	250,560
2.63%, 6/29/20	250	250,555
Corporate Bonds	Par (000)	Value
Banks (continued)
BNP Paribas SA:
2.38%, 9/14/17	250	253,745
5.00%, 1/15/21	100	110,479
3.25%, 3/03/23	250	248,125
4.25%, 10/15/24	250	246,566
BPCE SA:
2.50%, 12/10/18	250	253,655
4.00%, 4/15/24	250	252,385
Branch Banking & Trust Co.:
2.30%, 10/15/18	250	253,813
3.80%, 10/30/26	250	252,471
Citizens Bank NA/Providence, 1.60%, 12/04/17	250	249,589
Commonwealth Bank of Australia:
1.63%, 3/12/18	500	501,425
2.30%, 3/12/20	250	249,759
Commonwealth Bank of Australia, New York, 2.25%, 3/13/19	250	251,217
Compass Bank:
2.75%, 9/29/19	250	249,382
3.88%, 4/10/25	250	235,364
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA:
1.70%, 3/19/18	250	250,618
2.25%, 1/14/19	250	251,634
4.63%, 12/01/23	500	515,854
3.38%, 5/21/25	250	243,698
5.25%, 5/24/41	25	27,389
Credit Suisse Group Funding Guernsey, Ltd. (a):
3.75%, 3/26/25	500	481,336
4.88%, 5/15/45	250	240,543
Credit Suisse, New York:
1.75%, 1/29/18	500	498,056
2.30%, 5/28/19	600	598,958
5.40%, 1/14/20	150	165,850
3.00%, 10/29/21	250	248,051
Discover Bank/Greenwood Delaware, 7.00%, 4/15/20	500	581,920
Export-Import Bank of Korea:
4.00%, 1/11/17	400	415,679
1.75%, 2/27/18	500	499,392
Fifth Third Bancorp:
1.45%, 2/28/18	200	198,527
2.88%, 10/01/21	200	198,034
3.50%, 3/15/22	100	101,709
4.30%, 1/16/24	250	256,569
HSBC Bank USA NA, 4.88%, 8/24/20	500	553,389
HSBC Holdings PLC:
4.88%, 1/14/22	150	165,411
4.25%, 3/14/24	500	504,992
6.50%, 5/02/36	200	237,846
6.80%, 6/01/38	250	310,411
5.25%, 3/14/44	250	259,317
HSBC USA, Inc.:
2.25%, 6/23/19	250	248,059
2.35%, 3/05/20	250	247,956
The Huntington National Bank, 1.38%, 4/24/17	250	249,072

See Notes to Financial Statements.

18	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Banks (continued)
Intesa Sanpaolo SpA:
3.88%, 1/16/18	$200	$206,467
5.25%, 1/12/24	250	265,659
KeyCorp:
2.30%, 12/13/18	340	343,006
5.10%, 3/24/21	100	110,948
KFW:
0.50%, 7/15/16	1,500	1,500,433
0.50%, 9/15/16	1,000	999,926
0.88%, 12/15/17	1,000	997,320
1.00%, 1/26/18	500	499,522
1.88%, 6/30/20	750	751,833
2.13%, 1/17/23	200	197,580
The Korea Development Bank:
1.50%, 1/22/18	200	198,624
3.00%, 3/17/19	350	359,996
Landwirtschaftliche Rentenbank:
2.13%, 7/15/16	1,000	1,017,241
0.88%, 9/12/17	750	749,675
Lloyds Bank PLC:
2.35%, 9/05/19	350	350,109
2.40%, 3/17/20	750	747,944
Lloyds TSB Bank PLC, 4.20%, 3/28/17	50	52,473
Manufacturers & Traders Trust Co.:
1.40%, 7/25/17	250	249,648
1.45%, 3/07/18	250	248,206
MUFG Union Bank NA, 2.63%, 9/26/18	250	254,034
Oesterreichische Kontrollbank AG, 1.63%, 3/12/19	500	504,019
PNC Bank NA (b):
2.20%, 1/28/19	500	502,394
2.25%, 7/02/19	350	348,851
2.30%, 6/01/20	500	496,852
2.95%, 1/30/23	250	241,873
PNC Funding Corp. (b):
5.63%, 2/01/17	150	159,408
3.30%, 3/08/22	150	152,556
Rabobank Nederland:
3.38%, 1/19/17	300	309,879
3.88%, 2/08/22	150	156,046
Regions Financial Corp., 2.00%, 5/15/18	250	249,832
Royal Bank of Canada:
1.45%, 9/09/16	250	251,916
1.25%, 6/16/17	250	250,480
1.40%, 10/13/17	225	225,602
2.20%, 7/27/18	250	254,264
2.15%, 3/06/20	250	249,594
Santander Holdings USA, Inc.:
3.45%, 8/27/18	250	257,970
2.65%, 4/17/20	150	147,467
Sumitomo Mitsui Banking Corp.:
1.35%, 7/11/17	250	249,927
1.80%, 7/18/17	250	251,773
2.45%, 1/10/19	250	252,721
2.45%, 1/16/20	250	250,568
SunTrust Banks, Inc.:
3.50%, 1/20/17	50	51,490
2.35%, 11/01/18	250	251,585
Svenska Handelsbanken AB, 1.63%, 3/21/18	250	250,454
Corporate Bonds	Par (000)	Value
Banks (concluded)
The Toronto-Dominion Bank:
2.38%, 10/19/16	$50	$50,944
1.63%, 3/13/18	500	502,676
1.40%, 4/30/18	250	249,477
2.25%, 11/05/19	300	301,210
US Bancorp:
1.65%, 5/15/17	250	253,012
1.95%, 11/15/18	225	227,028
4.13%, 5/24/21	50	54,159
US Bank NA:
1.35%, 1/26/18	500	499,674
2.13%, 10/28/19	250	250,284
Wachovia Corp., 5.63%, 10/15/16	250	264,329
Wells Fargo & Co.:
1.25%, 7/20/16	250	251,060
2.63%, 12/15/16	100	102,284
2.10%, 5/08/17	150	152,544
5.63%, 12/11/17	250	274,680
1.50%, 1/16/18	250	249,531
2.15%, 1/15/19	250	251,553
2.13%, 4/22/19	350	351,374
2.15%, 1/30/20	460	455,609
3.00%, 1/22/21	250	254,074
3.45%, 2/13/23	450	447,563
4.48%, 1/16/24	250	263,185
4.10%, 6/03/26	520	522,192
5.38%, 11/02/43	150	160,158
5.61%, 1/15/44	306	336,077
4.65%, 11/04/44	345	330,679
3.90%, 5/01/45	150	134,993
Westpac Banking Corp.:
1.50%, 12/01/17	250	250,353
1.60%, 1/12/18	250	250,763
2.25%, 1/17/19	350	354,385
4.88%, 11/19/19	50	55,431

		44,437,199
Beverages — 0.5%
Anheuser-Busch Cos. LLC, 6.45%, 9/01/37	100	123,472
Anheuser-Busch InBev Finance, Inc.:
2.15%, 2/01/19	500	501,424
4.63%, 2/01/44	400	402,623
Anheuser-Busch InBev Worldwide, Inc.:
1.38%, 7/15/17	500	502,350
7.75%, 1/15/19	250	296,737
2.50%, 7/15/22	200	192,335
8.20%, 1/15/39	150	223,305
3.75%, 7/15/42	50	44,145
Beam, Inc., 1.88%, 5/15/17	100	100,887
The Coca-Cola Co.:
1.80%, 9/01/16	50	50,604
1.15%, 4/01/18	250	248,687
1.65%, 11/01/18	500	502,644
2.45%, 11/01/20	350	355,218
Coca-Cola Femsa SAB de CV, 2.38%, 11/26/18	250	253,525
Diageo Capital PLC:
1.50%, 5/11/17	200	200,018
5.75%, 10/23/17	100	109,120
3.88%, 4/29/43	125	110,972

See Notes to Financial Statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	19

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Beverages (concluded)
Diageo Investment Corp.:
2.88%, 5/11/22	$100	$97,763
4.25%, 5/11/42	250	233,528
Dr Pepper Snapple Group, Inc.:
3.20%, 11/15/21	25	25,598
2.70%, 11/15/22	100	95,465
Molson Coors Brewing Co., 3.50%, 5/01/22 (c)	75	75,672
PepsiCo, Inc.:
1.25%, 8/13/17	500	500,830
2.25%, 1/07/19	250	253,412
2.75%, 3/05/22	250	249,369
2.75%, 3/01/23	300	295,273
3.60%, 3/01/24	250	257,196
4.88%, 11/01/40	100	106,043
3.60%, 8/13/42	100	87,787

		6,496,002
Biotechnology — 0.3%
Amgen, Inc.:
2.13%, 5/15/17	300	304,730
1.25%, 5/22/17	750	749,445
2.20%, 5/22/19	250	249,289
3.45%, 10/01/20	100	103,455
5.15%, 11/15/41	550	564,822
5.38%, 5/15/43	250	265,293
4.40%, 5/01/45	175	161,260
Celgene Corp.:
3.25%, 8/15/22	150	148,339
5.25%, 8/15/43	145	150,973
Gilead Sciences, Inc.:
3.05%, 12/01/16	150	154,313
3.70%, 4/01/24	500	510,918
3.50%, 2/01/25	170	170,248
5.65%, 12/01/41	50	57,288
4.50%, 2/01/45	150	149,422

		3,739,795
Building Products — 0.0%
Owens Corning, 4.20%, 12/15/22	150	152,035
Capital Markets — 1.2%
Ameriprise Financial, Inc., 4.00%, 10/15/23	150	156,642
Ares Capital Corp., 3.88%, 1/15/20	300	304,945
Brookfield Asset Management, Inc., 4.00%, 1/15/25	250	247,431
The Charles Schwab Corp.:
2.20%, 7/25/18	75	76,090
4.45%, 7/22/20	100	110,532
3.00%, 3/10/25	80	78,469
CME Group, Inc.:
3.00%, 3/15/25	250	242,772
5.30%, 9/15/43	100	110,333
FMS Wertmanagement AoeR:
1.13%, 10/14/16	250	251,757
0.63%, 1/30/17	500	499,600
Franklin Resources, Inc., 2.80%, 9/15/22	150	148,726
Goldman Sachs Capital I, 6.35%, 2/15/34	250	289,960
The Goldman Sachs Group, Inc.:
5.95%, 1/18/18	300	329,785
Corporate Bonds	Par (000)	Value
Capital Markets (concluded)
The Goldman Sachs Group, Inc. (concluded):
2.38%, 1/22/18	$250	$253,803
2.90%, 7/19/18	500	511,764
2.63%, 1/31/19	500	506,188
7.50%, 2/15/19	150	176,191
2.55%, 10/23/19	755	756,770
2.60%, 4/23/20	600	596,993
5.75%, 1/24/22	350	398,114
3.63%, 1/22/23	150	149,054
4.00%, 3/03/24	425	432,415
3.75%, 5/22/25	250	246,711
6.13%, 2/15/33	400	477,174
6.75%, 10/01/37	650	762,416
5.15%, 5/22/45	250	241,182
Invesco Finance PLC, 4.00%, 1/30/24	250	256,726
Lazard Group LLC, 4.25%, 11/14/20	150	157,719
Legg Mason, Inc., 5.63%, 1/15/44	125	133,368
Morgan Stanley:
5.75%, 10/18/16	225	237,814
4.75%, 3/22/17	760	801,759
1.88%, 1/05/18	250	250,663
6.63%, 4/01/18	500	561,028
2.38%, 7/23/19	500	496,717
5.63%, 9/23/19	250	280,149
2.65%, 1/27/20	500	499,108
5.50%, 7/28/21	100	112,809
4.88%, 11/01/22	500	531,854
4.10%, 5/22/23	250	250,467
3.88%, 4/29/24	250	252,664
5.00%, 11/24/25	250	261,715
4.35%, 9/08/26	500	489,940
3.95%, 4/23/27	250	235,722
7.25%, 4/01/32	50	66,088
6.38%, 7/24/42	50	61,390
4.30%, 1/27/45	250	233,599
Murray Street Investment Trust I, 4.65%, 3/09/17 (d)	200	210,085
The NASDAQ OMX Group, Inc., 4.25%, 6/01/24	250	254,142
Nomura Holdings, Inc.:
2.00%, 9/13/16	250	251,822
2.75%, 3/19/19	250	252,310
State Street Corp.:
3.10%, 5/15/23	250	244,919
3.30%, 12/16/24	405	404,295
TD Ameritrade Holding Corp., 2.95%, 4/01/22	250	247,877

		16,392,566
Chemicals — 0.6%
Agrium, Inc.:
3.15%, 10/01/22	50	48,478
3.50%, 6/01/23	250	244,389
3.38%, 3/15/25	145	137,867
Airgas, Inc., 2.38%, 2/15/20	250	247,013
Albemarle Corp., 4.15%, 12/01/24	250	249,193
CF Industries, Inc.:
6.88%, 5/01/18	200	225,148
5.15%, 3/15/34	250	246,926

See Notes to Financial Statements.

20	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Chemicals (concluded)
Cytec Industries, Inc.:
3.50%, 4/01/23	$250	$240,750
3.95%, 5/01/25	250	245,961
The Dow Chemical Co.:
8.55%, 5/15/19	100	121,923
4.25%, 11/15/20	300	320,008
4.13%, 11/15/21	50	52,445
3.00%, 11/15/22	250	240,506
5.25%, 11/15/41	100	102,013
E.I. du Pont de Nemours & Co.:
6.00%, 7/15/18	325	364,694
2.80%, 2/15/23	250	243,596
Eastman Chemical Co.:
3.60%, 8/15/22	200	202,167
3.80%, 3/15/25	300	299,470
Ecolab, Inc.:
2.25%, 1/12/20	135	133,643
4.35%, 12/08/21	150	161,827
LYB International Finance BV:
4.00%, 7/15/23	200	204,670
5.25%, 7/15/43	75	76,403
LyondellBasell Industries NV:
6.00%, 11/15/21	250	286,164
4.63%, 2/26/55	100	88,064
Methanex Corp., 3.25%, 12/15/19	250	251,525
Monsanto Co.:
4.20%, 7/15/34	300	273,390
4.40%, 7/15/44	150	134,321
3.95%, 4/15/45	120	99,558
The Mosaic Co.:
3.75%, 11/15/21	50	51,567
5.45%, 11/15/33	250	266,119
Potash Corp. of Saskatchewan, Inc.:
3.25%, 12/01/17	250	260,419
3.63%, 3/15/24	250	252,603
3.00%, 4/01/25	250	239,125
PPG Industries, Inc., 2.30%, 11/15/19	350	350,561
Praxair, Inc.:
1.25%, 11/07/18	250	246,718
2.65%, 2/05/25	165	157,673
Rohm & Haas Co., 7.85%, 7/15/29	250	328,341
The Sherwin-Williams Co., 1.35%, 12/15/17	200	199,331

		7,894,569
Commercial Services & Supplies — 0.1%
3M Co., 1.63%, 6/15/19	350	348,780
Northwestern University, 3.87%, 12/01/48	100	94,702
Republic Services, Inc.:
5.25%, 11/15/21	50	56,033
3.55%, 6/01/22	250	253,240
3.20%, 3/15/25	250	240,451
Vanderbilt University, 5.25%, 4/01/19	100	111,826
Waste Management, Inc.:
4.60%, 3/01/21	100	110,096
2.90%, 9/15/22	200	196,593
3.90%, 3/01/35	65	59,599

		1,471,320
Corporate Bonds	Par (000)	Value
Communications Equipment — 0.1%
Cisco Systems, Inc.:
1.10%, 3/03/17	$500	$501,767
2.13%, 3/01/19	500	503,477
2.90%, 3/04/21	125	127,578
5.50%, 1/15/40	350	398,919
Motorola Solutions, Inc.:
3.75%, 5/15/22	150	147,627
3.50%, 3/01/23	250	235,792

		1,915,160
Construction & Engineering — 0.0%
ABB Finance USA, Inc.:
1.63%, 5/08/17	150	150,939
2.88%, 5/08/22	100	98,383
Fluor Corp., 3.50%, 12/15/24	250	250,658

		499,980
Consumer Finance — 0.2%
American Express Co.:
1.55%, 5/22/18	250	248,108
3.63%, 12/05/24	300	291,895
4.05%, 12/03/42	67	62,143
Capital One Bank USA NA:
1.30%, 6/05/17	250	248,450
2.25%, 2/13/19	250	248,568
Capital One Financial Corp.:
2.45%, 4/24/19	250	250,026
3.50%, 6/15/23	110	108,262
Caterpillar Financial Services Corp.:
1.70%, 6/16/18	250	250,601
3.30%, 6/09/24	250	251,895
Discover Financial Services, 3.75%, 3/04/25	75	71,612
HSBC Finance Corp., 6.68%, 1/15/21	161	186,261
MasterCard, Inc., 3.38%, 4/01/24	250	255,190
Synchrony Financial, 3.75%, 8/15/21	500	503,804

		2,976,815
Containers & Packaging — 0.0%
Packaging Corp. of America, 4.50%, 11/01/23	250	257,824
Diversified Financial Services — 2.8%
Air Lease Corp.:
2.13%, 1/15/18	175	173,250
3.38%, 1/15/19	250	254,688
3.88%, 4/01/21	175	176,750
American Express Credit Corp.:
2.38%, 3/24/17	100	102,062
1.13%, 6/05/17	500	498,117
1.55%, 9/22/17	105	105,342
2.13%, 3/18/19	400	400,822
2.25%, 8/15/19	250	250,421
American Honda Finance Corp.:
1.55%, 12/11/17	250	250,864
2.15%, 3/13/20	250	248,597
Bank of America Corp.:
3.75%, 7/12/16	350	358,799
3.88%, 3/22/17	300	311,903
1.70%, 8/25/17	250	250,287
2.00%, 1/11/18	1,050	1,053,441

See Notes to Financial Statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	21

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Diversified Financial Services (continued)
Bank of America Corp. (concluded):
6.88%, 4/25/18	$400	$451,872
2.60%, 1/15/19	500	505,445
5.63%, 7/01/20	150	169,059
5.00%, 5/13/21	100	109,777
5.70%, 1/24/22	100	113,516
4.13%, 1/22/24	500	512,434
4.20%, 8/26/24	500	498,796
4.00%, 1/22/25	250	243,574
4.25%, 10/22/26	290	284,085
6.11%, 1/29/37	100	112,082
7.75%, 5/14/38	200	266,297
5.88%, 2/07/42	100	115,326
5.00%, 1/21/44	250	259,571
4.88%, 4/01/44	175	177,752
Series L, 2.65%, 4/01/19	500	505,923
Series L, 3.95%, 4/21/25	155	149,294
Bank of America NA:
1.65%, 3/26/18	750	748,882
1.75%, 6/05/18	250	249,462
Boeing Capital Corp., 4.70%, 10/27/19	250	277,161
Capital One Bank USA NA, 3.38%, 2/15/23	350	339,983
CIT Group, Inc., 1.80%, 2/05/18	480	478,843
Citigroup, Inc.:
4.45%, 1/10/17	400	417,904
1.35%, 3/10/17	250	249,896
2.50%, 9/26/18	350	353,942
8.50%, 5/22/19	250	304,924
2.50%, 7/29/19	250	250,367
2.40%, 2/18/20	695	686,395
4.05%, 7/30/22	250	255,995
3.50%, 5/15/23	250	244,082
3.88%, 3/26/25	500	478,953
3.30%, 4/27/25	155	149,049
4.40%, 6/10/25	250	249,068
4.30%, 11/20/26	150	146,673
6.63%, 6/15/32	100	118,375
6.13%, 8/25/36	184	210,197
8.13%, 7/15/39	75	107,652
6.68%, 9/13/43	250	302,785
Deutsche Bank AG, London:
1.40%, 2/13/17	500	498,502
2.50%, 2/13/19	250	251,271
3.70%, 5/30/24	215	212,320
Ford Motor Credit Co. LLC:
4.25%, 2/03/17	250	259,845
1.72%, 12/06/17	250	248,702
2.38%, 1/16/18	250	252,324
2.24%, 6/15/18	250	250,169
2.38%, 3/12/19	500	498,388
2.60%, 11/04/19	250	248,176
2.46%, 3/27/20	250	245,684
4.38%, 8/06/23	220	228,161
General Electric Capital Corp.:
1.50%, 7/12/16	250	251,873
2.90%, 1/09/17	100	102,952
2.30%, 4/27/17	1,000	1,019,526
5.63%, 5/01/18	300	332,047
2.30%, 1/14/19	500	506,928
Corporate Bonds	Par (000)	Value
Diversified Financial Services (continued)
General Electric Capital Corp. (concluded):
6.00%, 8/07/19	$100	$114,309
4.38%, 9/16/20	50	54,446
4.63%, 1/07/21	250	275,251
4.65%, 10/17/21	200	219,131
3.45%, 5/15/24	300	303,987
6.75%, 3/15/32	500	649,125
5.88%, 1/14/38	750	897,022
6.88%, 1/10/39	250	335,669
6.38%, 11/15/67 (e)	250	268,750
General Motors Financial Co., Inc.:
2.40%, 4/10/18	105	105,261
3.45%, 4/10/22	150	146,978
4.00%, 1/15/25	250	245,308
IntercontinentalExchange Group, Inc., 2.50%, 10/15/18	250	255,491
Jefferies Group LLC:
8.50%, 7/15/19	125	148,394
5.13%, 1/20/23	150	154,856
John Deere Capital Corp.:
1.95%, 12/13/18	500	505,224
2.25%, 4/17/19	100	100,899
2.05%, 3/10/20	1,000	989,107
2.80%, 3/04/21	250	253,250
3.90%, 7/12/21	50	53,870
JPMorgan Chase & Co.:
3.15%, 7/05/16	300	306,075
1.35%, 2/15/17	1,250	1,251,091
2.00%, 8/15/17	250	252,536
1.80%, 1/25/18	1,000	1,003,084
1.63%, 5/15/18	500	496,106
2.35%, 1/28/19	500	501,926
2.20%, 10/22/19	500	495,594
4.50%, 1/24/22	300	321,502
3.25%, 9/23/22	200	198,703
3.20%, 1/25/23	150	147,117
3.38%, 5/01/23	250	242,755
3.88%, 9/10/24	300	295,172
3.13%, 1/23/25	250	238,689
4.13%, 12/15/26	250	245,819
6.40%, 5/15/38	100	123,924
5.50%, 10/15/40	125	140,221
5.60%, 7/15/41	50	56,688
5.63%, 8/16/43	500	533,230
4.85%, 2/01/44	100	103,328
4.95%, 6/01/45	250	243,017
JPMorgan Chase Bank NA, 6.00%, 10/01/17	250	272,588
Leucadia National Corp., 5.50%, 10/18/23	150	153,132
Moody’s Corp.:
2.75%, 7/15/19	40	40,341
4.50%, 9/01/22	50	53,259
MUFG Americas Holdings Corp., 3.00%, 2/10/25	250	234,589
National Rural Utilities Cooperative Finance Corp.:
2.30%, 11/15/19	250	251,200
3.40%, 11/15/23	350	357,440
2.85%, 1/27/25	250	240,213

See Notes to Financial Statements.

22	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Diversified Financial Services (concluded)
NCUA Guaranteed Notes, 3.00%, 6/12/19	$1,000	$1,052,400
ORIX Corp., 3.75%, 3/09/17	100	103,848
PACCAR Financial Corp., 2.20%, 9/15/19	250	251,743
Royal Bank of Scotland Group PLC:
1.88%, 3/31/17	175	174,110
6.40%, 10/21/19	250	279,381
Toyota Motor Credit Corp., 1.38%, 1/10/18	200	200,118
UBS AG, 2.35%, 3/26/20	500	496,520
UBS AG/Stamford CT:
5.75%, 4/25/18	300	332,361
2.38%, 8/14/19	800	799,937

		39,503,687
Diversified Telecommunication Services — 1.1%
AT&T, Inc.:
1.70%, 6/01/17	500	501,916
2.38%, 11/27/18	500	504,376
2.45%, 6/30/20	1,500	1,470,403
4.50%, 5/15/35	310	284,979
6.30%, 1/15/38	200	222,081
5.35%, 9/01/40	463	455,831
5.55%, 8/15/41	200	204,914
4.30%, 12/15/42	151	129,414
4.35%, 6/15/45	759	647,970
4.75%, 5/15/46	350	318,491
British Telecommunications PLC:
2.35%, 2/14/19	250	251,104
9.63%, 12/15/30	50	74,209
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17	325	328,756
Deutsche Telekom International Finance BV, 8.75%, 6/15/30	400	562,772
Embarq Corp., 8.00%, 6/01/36	100	110,870
Orange SA:
2.75%, 9/14/16	200	203,620
4.13%, 9/14/21	150	158,665
5.38%, 1/13/42	225	231,173
Qwest Corp.:
6.50%, 6/01/17	150	162,174
6.75%, 12/01/21	50	55,188
Telefonaktiebolaget LM Ericsson, 4.13%, 5/15/22	100	103,584
Telefonica Emisiones SAU:
3.19%, 4/27/18	250	256,810
5.46%, 2/16/21	50	55,287
4.57%, 4/27/23	200	210,015
7.05%, 6/20/36	75	92,111
Telefonica Europe BV, 8.25%, 9/15/30	300	402,433
Verizon Communications, Inc.:
2.50%, 9/15/16	172	174,791
1.35%, 6/09/17	250	249,646
1.10%, 11/01/17	250	247,109
3.65%, 9/14/18	500	525,893
2.55%, 6/17/19	500	506,835
2.63%, 2/21/20	250	249,438
3.50%, 11/01/21	400	405,507
4.15%, 3/15/24	250	256,603
3.50%, 11/01/24	500	486,329
7.75%, 12/01/30	100	129,777
6.40%, 9/15/33	500	572,970
Corporate Bonds	Par (000)	Value
Diversified Telecommunication Services (concluded)
Verizon Communications, Inc. (concluded):
5.05%, 3/15/34	$500	$503,364
4.40%, 11/01/34	500	462,879
4.27%, 1/15/36 (a)	250	225,517
6.40%, 2/15/38	200	227,815
6.00%, 4/01/41	250	275,023
3.85%, 11/01/42	250	206,324
6.55%, 9/15/43	750	877,315
5.01%, 8/21/54	650	596,432

		15,178,713
Electric Utilities — 1.5%
Alabama Power Co., 5.50%, 10/15/17	100	109,565
Ameren Illinois Co.:
2.70%, 9/01/22	100	98,197
4.30%, 7/01/44	250	248,219
American Electric Power Co., Inc.:
1.65%, 12/15/17	200	200,232
Series F, 2.95%, 12/15/22	500	485,262
Arizona Public Service Co., 3.15%, 5/15/25	250	245,178
Berkshire Hathaway Energy Co.:
1.10%, 5/15/17	500	497,760
2.00%, 11/15/18	500	502,594
3.50%, 2/01/25	110	109,541
6.13%, 4/01/36	250	294,515
5.15%, 11/15/43	250	266,817
4.50%, 2/01/45	400	393,651
CenterPoint Energy Houston Electric LLC, 3.55%, 8/01/42	100	87,729
Commonwealth Edison Co.:
2.15%, 1/15/19	500	502,872
3.10%, 11/01/24	250	247,267
5.90%, 3/15/36	50	59,558
The Connecticut Light & Power Co., 2.50%, 1/15/23	150	143,595
Consolidated Edison Co. of New York, Inc., 3.30%, 12/01/24	250	250,066
Dominion Gas Holdings LLC, 3.60%, 12/15/24	250	248,976
Dominion Resources, Inc., 7.00%, 6/15/38	250	310,910
DTE Electric Co.:
4.00%, 4/01/43	150	142,430
3.70%, 3/15/45	145	131,080
Duke Energy Carolinas LLC, 6.05%, 4/15/38	100	123,188
Duke Energy Corp.:
2.15%, 11/15/16	500	507,684
1.63%, 8/15/17	250	250,931
3.95%, 10/15/23	250	259,380
Duke Energy Indiana, Inc.:
4.20%, 3/15/42	150	146,150
4.90%, 7/15/43	250	269,689
Duke Energy Progress, Inc.:
4.10%, 5/15/42	150	143,550
4.10%, 3/15/43	250	239,075
4.38%, 3/30/44	100	100,587
Entergy Corp.:
4.70%, 1/15/17	150	156,105
4.00%, 7/15/22	200	201,538

See Notes to Financial Statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	23

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Electric Utilities (continued)
Entergy Louisiana LLC, 4.05%, 9/01/23	$250	$263,101
Eversource Energy, Series H, 3.15%, 1/15/25	125	120,777
Exelon Corp., 3.95%, 6/15/25	250	251,475
Exelon Generation Co. LLC, 6.25%, 10/01/39	150	165,517
Florida Power & Light Co.:
2.75%, 6/01/23	250	245,084
5.95%, 2/01/38	50	61,070
Georgia Power Co., 4.30%, 3/15/42	200	189,835
Great Plains Energy, Inc., 5.29%, 6/15/22 (d)	150	166,885
Indiana Michigan Power Co., 6.05%, 3/15/37	175	204,443
Interstate Power & Light Co., 3.25%, 12/01/24	250	251,352
LG&E and KU Energy LLC, 3.75%, 11/15/20	50	52,243
Louisville Gas & Electric Co., 4.65%, 11/15/43	250	259,827
Nevada Power Co., 5.45%, 5/15/41	50	57,027
NextEra Energy Capital Holdings, Inc., 3.63%, 6/15/23	1,000	997,831
NiSource Finance Corp., 6.13%, 3/01/22	500	577,579
Nisource Finance Corp.:
5.95%, 6/15/41	50	58,203
5.25%, 2/15/43	75	79,925
Northeast Utilities, 1.45%, 5/01/18	250	248,530
Northern States Power Co., 3.40%, 8/15/42	200	175,027
Oglethorpe Power Corp., 4.55%, 6/01/44	250	246,295
Oncor Electric Delivery Co. LLC:
7.00%, 9/01/22	100	123,028
5.30%, 6/01/42	75	83,548
3.75%, 4/01/45 (a)	250	223,429
Pacific Gas & Electric Co.:
3.25%, 6/15/23	500	496,826
6.05%, 3/01/34	250	300,553
5.13%, 11/15/43	250	270,340
4.75%, 2/15/44	250	257,738
PacifiCorp:
2.95%, 2/01/22	100	99,990
2.95%, 6/01/23	300	297,871
Pennsylvania Electric Co., 6.15%, 10/01/38	250	277,342
Potomac Electric Power Co., 3.60%, 3/15/24	250	255,643
PPL Capital Funding, Inc.:
1.90%, 6/01/18	250	249,395
3.40%, 6/01/23	250	249,111
Progress Energy, Inc.:
4.40%, 1/15/21	100	107,033
7.75%, 3/01/31	50	67,477
Public Service Co. of Colorado:
3.95%, 3/15/43	200	194,535
4.30%, 3/15/44	75	75,567
Public Service Electric & Gas Co.:
1.80%, 6/01/19	250	246,814
3.50%, 8/15/20	50	52,691
2.38%, 5/15/23	250	238,258
3.05%, 11/15/24	250	247,352
3.95%, 5/01/42	50	47,431
3.65%, 9/01/42	50	44,648
Corporate Bonds	Par (000)	Value
Electric Utilities (concluded)
Puget Energy, Inc.:
5.63%, 7/15/22	$500	$561,963
3.65%, 5/15/25 (a)	250	244,686
South Carolina Electric & Gas Co., 4.60%, 6/15/43	250	247,147
Southern California Edison Co.:
1.13%, 5/01/17	500	499,462
2.40%, 2/01/22	250	243,155
5.50%, 3/15/40	50	58,200
4.65%, 10/01/43	350	364,296
The Toledo Edison Co., 6.15%, 5/15/37	100	114,837
Virginia Electric & Power Co.:
2.95%, 1/15/22	400	398,730
4.00%, 1/15/43	250	233,622
4.45%, 2/15/44	150	150,632
WEC Energy Group, Inc., 3.55%, 6/15/25	350	349,077

		20,618,344
Electrical Equipment — 0.1%
Amphenol Corp., 2.55%, 1/30/19	350	354,540
Emerson Electric Co.:
5.00%, 4/15/19	100	110,815
2.63%, 2/15/23	350	341,791
Pentair Finance SA, 1.88%, 9/15/17	250	250,938
Roper Industries, Inc., 3.13%, 11/15/22	150	145,223

		1,203,307
Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc., 3.00%, 3/01/18	750	761,854
Corning, Inc.:
3.70%, 11/15/23	250	257,396
4.75%, 3/15/42	50	51,194
Ingram Micro, Inc., 4.95%, 12/15/24	200	204,428
Jabil Circuit, Inc., 4.70%, 9/15/22	250	252,500
Tyco Electronics Group SA:
6.55%, 10/01/17	50	55,479
3.50%, 2/03/22	100	101,240

		1,684,091
Energy Equipment & Services — 0.1%
Baker Hughes, Inc., 5.13%, 9/15/40	100	107,724
Ensco PLC:
4.70%, 3/15/21	100	101,860
4.50%, 10/01/24	250	238,839
5.20%, 3/15/25	65	64,354
FMC Technologies, Inc., 3.45%, 10/01/22	100	96,378
Halliburton Co.:
6.15%, 9/15/19	100	115,052
4.50%, 11/15/41	50	49,666
4.75%, 8/01/43	250	256,871
National Oilwell Varco, Inc., 3.95%, 12/01/42	150	130,602
Noble Holding International Ltd.:
2.50%, 3/15/17	150	149,813
5.95%, 4/01/25	200	197,195
5.25%, 3/15/42	50	37,680
Transcontinental Gas Pipe Line Co. LLC, 4.45%, 8/01/42	250	209,450

		1,755,484
Food & Staples Retailing — 0.5%
Costco Wholesale Corp.:
1.13%, 12/15/17	150	149,766
2.25%, 2/15/22	85	82,522

See Notes to Financial Statements.

24	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Food & Staples Retailing (concluded)
CVS Caremark Corp.:
2.25%, 8/12/19	$500	$497,729
4.00%, 12/05/23	500	516,494
H.J.Heinz Co., 5.00%, 7/15/35 (a)	500	506,010
The Kroger Co.:
6.15%, 1/15/20	100	115,063
3.30%, 1/15/21	500	510,344
3.40%, 4/15/22	100	100,733
5.15%, 8/01/43	125	131,775
Sysco Corp., 4.35%, 10/02/34	500	505,000
Target Corp., 2.30%, 6/26/19	750	760,225
Wal-Mart Stores, Inc.:
1.00%, 4/21/17	500	502,178
1.13%, 4/11/18	250	249,045
3.63%, 7/08/20	150	159,664
6.20%, 4/15/38	250	311,863
5.63%, 4/15/41	500	590,089
4.00%, 4/11/43	150	143,127
4.75%, 10/02/43	250	266,281
4.30%, 4/22/44	250	250,663
Walgreen Co.:
1.80%, 9/15/17	200	200,793
3.10%, 9/15/22	200	194,245
Walgreens Boots Alliance Inc.:
4.50%, 11/18/34	155	145,752
4.80%, 11/18/44	150	141,149

		7,030,510
Food Products — 0.3%
Archer-Daniels-Midland Co.:
5.77%, 3/01/41 (d)	250	299,393
4.54%, 3/26/42	75	75,711
ConAgra Foods, Inc.:
3.25%, 9/15/22	200	186,161
4.65%, 1/25/43	165	139,981
General Mills, Inc.:
2.20%, 10/21/19	300	298,270
3.15%, 12/15/21	150	152,312
The JM Smucker Co.:
3.50%, 10/15/21	50	51,431
4.25%, 3/15/35 (a)	250	234,008
Kellogg Co.:
1.88%, 11/17/16	200	201,888
Series B, 7.45%, 4/01/31	100	125,915
Kraft Foods Group, Inc.:
5.38%, 2/10/20	52	58,042
6.50%, 2/09/40	250	293,892
5.00%, 6/04/42	200	199,304
Mead Johnson Nutrition Co., 4.60%, 6/01/44	250	237,964
Mondelez International, Inc.:
2.25%, 2/01/19	250	250,403
4.00%, 2/01/24	250	258,931
Tyson Foods, Inc.:
2.65%, 8/15/19	500	503,300
4.50%, 6/15/22	150	159,336
4.88%, 8/15/34	70	70,437
Unilever Capital Corp.:
2.20%, 3/06/19	200	201,834
4.25%, 2/10/21	200	219,854

		4,218,367
Corporate Bonds	Par (000)	Value
Gas Utilities — 0.0%
AGL Capital Corp., 3.50%, 9/15/21	$50	$52,133
Atmos Energy Corp., 4.15%, 1/15/43	100	94,606
National Fuel Gas Co., 3.75%, 3/01/23	300	278,161

		424,900
Health Care Equipment & Supplies — 0.4%
Baxter International, Inc.:
1.85%, 6/15/18	250	249,175
4.50%, 6/15/43	250	249,859
Becton Dickinson & Co.:
1.80%, 12/15/17	250	250,030
2.68%, 12/15/19	500	500,378
3.30%, 3/01/23	200	194,295
6.00%, 5/15/39	250	288,290
Boston Scientific Corp.:
6.00%, 1/15/20	100	113,238
4.13%, 10/01/23	100	101,520
3.85%, 5/15/25	250	242,563
Covidien International Finance SA:
2.95%, 6/15/23	250	244,416
6.55%, 10/15/37	25	31,856
Medtronic, Inc.:
1.38%, 4/01/18	300	298,789
4.13%, 3/15/21	50	54,018
3.15%, 3/15/22 (a)	350	351,568
3.63%, 3/15/24	400	410,058
4.38%, 3/15/35 (a)	350	347,314
4.00%, 4/01/43	150	138,435
4.63%, 3/15/45 (a)	250	253,087
St. Jude Medical, Inc., 3.25%, 4/15/23	150	147,899
Stryker Corp., 1.30%, 4/01/18	200	198,420
Zimmer Holdings, Inc.:
3.15%, 4/01/22	500	491,828
4.25%, 8/15/35	295	272,657

		5,429,693
Health Care Providers & Services — 0.6%
Aetna, Inc.:
1.50%, 11/15/17	250	250,615
4.13%, 6/01/21	250	267,896
2.75%, 11/15/22	250	235,876
3.50%, 11/15/24	70	68,619
6.75%, 12/15/37	50	62,916
4.75%, 3/15/44	25	24,562
AmerisourceBergen Corp.:
1.15%, 5/15/17	250	249,573
4.25%, 3/01/45	250	226,948
Cardinal Health, Inc.:
3.20%, 6/15/22	50	49,259
3.50%, 11/15/24	250	245,844
4.60%, 3/15/43	50	48,231
Cigna Corp.:
4.00%, 2/15/22	25	25,763
3.25%, 4/15/25	300	287,766
5.38%, 2/15/42	50	53,680
Dignity Health:
2.64%, 11/01/19	100	101,000
5.27%, 11/01/64	100	99,705
Express Scripts Holding Co.:
2.65%, 2/15/17	350	356,269

See Notes to Financial Statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	25

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Health Care Providers & Services (concluded)
Express Scripts Holding Co. (concluded):
2.25%, 6/15/19	$350	$347,166
4.75%, 11/15/21	300	325,532
3.50%, 6/15/24	250	244,513
Humana, Inc., 4.95%, 10/01/44	250	245,305
Kaiser Foundation Hospitals, 3.50%, 4/01/22	100	101,247
Laboratory Corp. of America Holdings:
3.75%, 8/23/22	100	101,142
4.00%, 11/01/23	100	102,103
3.60%, 2/01/25	75	71,731
McKesson Corp.:
2.85%, 3/15/23	150	143,261
4.88%, 3/15/44	250	248,439
Quest Diagnostics, Inc.:
4.70%, 4/01/21	100	108,148
4.25%, 4/01/24	250	253,530
3.50%, 3/30/25	370	351,122
UnitedHealth Group, Inc.:
1.40%, 10/15/17	250	250,279
1.63%, 3/15/19	550	543,426
2.30%, 12/15/19	250	250,611
2.88%, 3/15/23	250	240,658
6.88%, 2/15/38	100	131,535
5.95%, 2/15/41	100	119,279
3.95%, 10/15/42	150	135,718
WellPoint, Inc.:
1.88%, 1/15/18	450	449,217
2.25%, 8/15/19	225	222,277
3.13%, 5/15/22	200	194,368
3.30%, 1/15/23	100	96,110
4.63%, 5/15/42	50	45,703
5.10%, 1/15/44	150	146,615
4.85%, 8/15/54	150	138,362

		8,261,919
Hotels, Restaurants & Leisure — 0.2%
Carnival Corp., 3.95%, 10/15/20	250	262,480
Hyatt Hotels Corp., 3.38%, 7/15/23	190	185,017
Marriott International, Inc.:
3.00%, 3/01/19	100	102,538
3.25%, 9/15/22	100	98,598
McDonald’s Corp.:
1.88%, 5/29/19	100	99,787
3.50%, 7/15/20	50	52,550
3.25%, 6/10/24	400	397,495
3.70%, 2/15/42	100	84,720
Starbucks Corp., 3.85%, 10/01/23	250	262,843
Starwood Hotels & Resorts Worldwide, Inc.:
3.13%, 2/15/23	250	238,114
4.50%, 10/01/34	250	233,087
Wyndham Worldwide Corp., 4.25%, 3/01/22	50	50,107
Yum! Brands, Inc.:
5.30%, 9/15/19	100	109,880
5.35%, 11/01/43	100	96,004

		2,273,220
Household Durables — 0.1%
Leggett & Platt, Inc., 3.80%, 11/15/24	200	200,589
Corporate Bonds	Par (000)	Value
Household Durables (concluded)
Mohawk Industries, Inc., 3.85%, 2/01/23	$125	$124,823
Newell Rubbermaid, Inc., 4.00%, 12/01/24	250	253,228
Whirlpool Corp., 5.15%, 3/01/43	200	204,958

		783,598
Household Products — 0.1%
The Clorox Co.:
3.05%, 9/15/22	50	48,854
3.50%, 12/15/24	250	247,192
Kimberly-Clark Corp.:
1.90%, 5/22/19	500	498,848
3.63%, 8/01/20	50	53,320
2.65%, 3/01/25	85	82,164
The Procter & Gamble Co.:
2.30%, 2/06/22	250	248,009
5.55%, 3/05/37	250	301,763

		1,480,150
Independent Power and Renewable Electricity Producers — 0.1%
Exelon Generation Co. LLC:
4.25%, 6/15/22	500	511,798
5.60%, 6/15/42	50	50,877
Southern Power Co., 5.25%, 7/15/43	500	530,195

		1,092,870
Industrial Conglomerates — 0.1%
General Electric Co.:
5.25%, 12/06/17	750	816,970
2.70%, 10/09/22	150	146,635
4.50%, 3/11/44	500	507,795
Koninklijke Philips Electronics NV, 3.75%, 3/15/22	250	253,370

		1,724,770
Insurance — 1.0%
ACE INA Holdings, Inc., 4.15%, 3/13/43	150	142,791
Aflac, Inc.:
2.65%, 2/15/17	250	255,888
3.63%, 6/15/23	250	252,640
3.63%, 11/15/24	250	250,851
Alleghany Corp., 4.95%, 6/27/22	50	53,931
The Allstate Corp.:
3.15%, 6/15/23	250	250,321
4.50%, 6/15/43	150	151,347
American International Group, Inc.:
2.30%, 7/16/19	500	499,107
3.38%, 8/15/20	250	258,767
4.88%, 6/01/22	250	274,229
4.13%, 2/15/24	250	259,419
Aon PLC, 4.45%, 5/24/43	200	185,661
Arch Capital Group US, Inc., 5.14%, 11/01/43	125	127,732
Assurant, Inc., 2.50%, 3/15/18	250	253,694
Assured Guaranty US Holdings, Inc., 5.00%, 7/01/24	110	107,884
AXA SA, 8.60%, 12/15/30	50	67,008
Berkshire Hathaway Finance Corp., 4.40%, 5/15/42	100	98,470
Berkshire Hathaway, Inc.:
1.90%, 1/31/17	100	101,560
1.55%, 2/09/18	500	502,398

See Notes to Financial Statements.

26	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Insurance (concluded)
Berkshire Hathaway, Inc. (concluded):
2.10%, 8/14/19	$500	$503,501
4.50%, 2/11/43	100	100,257
The Chubb Corp., Series 1, 6.50%, 5/15/38	100	130,877
CNA Financial Corp., 5.75%, 8/15/21	100	113,233
First American Financial Corp., 4.60%, 11/15/24	200	201,786
The Hartford Financial Services Group, Inc.:
6.30%, 3/15/18	250	278,053
6.63%, 3/30/40	100	124,673
6.10%, 10/01/41	100	119,130
Lincoln National Corp.:
4.85%, 6/24/21	300	328,893
4.20%, 3/15/22	100	104,934
4.00%, 9/01/23	200	205,580
3.35%, 3/09/25	65	63,051
Loews Corp., 2.63%, 5/15/23	250	239,043
Markel Corp., 3.63%, 3/30/23	250	246,398
Marsh & McLennan Cos., Inc.:
2.35%, 9/10/19	235	235,760
2.35%, 3/06/20	190	189,232
4.80%, 7/15/21	50	55,269
MetLife, Inc.:
4.75%, 2/08/21	200	220,905
3.00%, 3/01/25	650	621,934
6.40%, 12/15/36	100	109,750
4.13%, 8/13/42	300	279,211
4.88%, 11/13/43	250	259,464
Old Republic International Corp., 4.88%, 10/01/24	250	258,639
Principal Financial Group, Inc.:
1.85%, 11/15/17	250	251,790
3.40%, 5/15/25	250	244,216
4.63%, 9/15/42	50	48,136
The Progressive Corp.:
3.75%, 8/23/21	50	53,357
4.35%, 4/25/44	100	99,370
3.70%, 1/26/45	200	176,564
Prudential Financial, Inc.:
2.35%, 8/15/19	350	350,109
5.38%, 6/21/20	350	394,877
8.88%, 6/15/38 (e)	100	117,000
5.63%, 6/15/43 (e)	100	103,650
5.10%, 8/15/43	250	257,055
5.20%, 3/15/44 (e)	100	99,050
The Travelers Cos., Inc.:
3.90%, 11/01/20	250	268,797
4.60%, 8/01/43	100	103,475
Travelers Property Casualty Corp., 6.38%, 3/15/33	100	126,871
Voya Financial, Inc., 2.90%, 2/15/18	750	769,647
WR Berkley Corp., 4.63%, 3/15/22	200	212,646
XL Group PLC, Series E, 6.50% (e)(f)	150	128,345
XLIT Ltd.:
2.30%, 12/15/18	250	251,684
5.75%, 10/01/21	100	114,546

		13,254,456
Corporate Bonds	Par (000)	Value
Internet & Catalog Retail — 0.1%
Amazon.com, Inc.:
1.20%, 11/29/17	$250	$248,856
2.60%, 12/05/19	350	352,192
4.80%, 12/05/34	250	248,323

		849,371
Internet Software & Services — 0.1%
Baidu, Inc.:
3.25%, 8/06/18	205	210,982
2.75%, 6/09/19	350	350,175
eBay, Inc.:
2.20%, 8/01/19	500	497,936
3.25%, 10/15/20	50	51,446
2.60%, 7/15/22	50	46,444
Expedia, Inc., 4.50%, 8/15/24	250	252,156
Google, Inc., 3.63%, 5/19/21	25	26,785

		1,435,924
IT Services — 0.3%
Alibaba Group Holding Ltd. (a):
3.13%, 11/28/21	225	222,224
4.50%, 11/28/34	250	240,208
Fidelity National Information Services, Inc.:
1.45%, 6/05/17	250	249,436
2.00%, 4/15/18	250	249,769
3.50%, 4/15/23	25	24,266
International Business Machines Corp.:
1.25%, 2/08/18	500	499,225
1.95%, 2/12/19	250	251,024
1.88%, 5/15/19	250	249,843
2.90%, 11/01/21	100	101,643
3.63%, 2/12/24	275	278,518
4.00%, 6/20/42	350	315,568
Total System Services, Inc., 2.38%, 6/01/18	250	249,295
The Western Union Co.:
2.88%, 12/10/17	250	255,523
6.20%, 11/17/36	25	25,032
Xerox Corp.:
5.63%, 12/15/19	100	112,119
2.80%, 5/15/20	500	498,374

		3,822,067
Leisure Products — 0.0%
Hasbro, Inc., 5.10%, 5/15/44	60	58,986
Mattel, Inc., 1.70%, 3/15/18	200	199,010

		257,996
Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc., 3.88%, 7/15/23	200	200,452
Life Technologies Corp., 6.00%, 3/01/20	100	112,486
Thermo Fisher Scientific, Inc.:
2.25%, 8/15/16	50	50,507
2.40%, 2/01/19	500	499,458
3.30%, 2/15/22	55	54,350
3.15%, 1/15/23	250	243,745

		1,160,998
Machinery — 0.2%
Caterpillar, Inc.:
5.70%, 8/15/16	100	105,518
3.90%, 5/27/21	50	53,313

See Notes to Financial Statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	27

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Machinery (concluded)
Caterpillar, Inc. (concluded):
3.40%, 5/15/24	$500	$507,605
5.20%, 5/27/41	100	110,662
3.80%, 8/15/42	250	230,087
Danaher Corp., 3.90%, 6/23/21	50	53,538
Deere & Co., 3.90%, 6/09/42	50	46,650
Flowserve Corp., 3.50%, 9/15/22	100	99,390
Illinois Tool Works, Inc.:
1.95%, 3/01/19	250	251,259
4.88%, 9/15/41	50	53,443
3.90%, 9/01/42	75	69,951
Ingersoll-Rand Global Holding Co. Ltd.:
6.88%, 8/15/18	50	56,845
2.88%, 1/15/19	500	508,380
Joy Global, Inc., 5.13%, 10/15/21	50	54,802
Stanley Black & Decker, Inc., 2.90%, 11/01/22	150	147,548
Trinity Industries, Inc., 4.55%, 10/01/24	250	241,177
Valmont Industries, Inc., 5.00%, 10/01/44	250	226,416

		2,816,584
Media — 1.1%
21st Century Fox America, Inc.:
4.50%, 2/15/21	100	108,569
3.00%, 9/15/22	650	635,082
6.20%, 12/15/34	100	116,059
6.15%, 2/15/41	150	174,188
4.75%, 9/15/44	500	488,886
CBS Corp., 4.85%, 7/01/42	325	299,391
Cintas Corp. No 2, 4.30%, 6/01/21	25	26,969
Comcast Corp.:
5.15%, 3/01/20	350	393,986
3.60%, 3/01/24	250	252,563
3.38%, 8/15/25	500	493,403
4.25%, 1/15/33	650	634,798
4.20%, 8/15/34	235	226,649
4.40%, 8/15/35	250	248,243
6.45%, 3/15/37	200	247,159
4.65%, 7/15/42	150	150,380
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
2.40%, 3/15/17	250	253,302
3.80%, 3/15/22	250	251,438
4.45%, 4/01/24	250	255,828
3.95%, 1/15/25	350	343,145
5.15%, 3/15/42	150	141,120
Discovery Communications LLC:
4.38%, 6/15/21	50	52,598
3.25%, 4/01/23	50	48,132
4.95%, 5/15/42	50	46,204
4.88%, 4/01/43	150	136,067
Grupo Televisa SAB, 5.00%, 5/13/45	200	190,800
The Interpublic Group of Cos., Inc., 4.20%, 4/15/24	250	253,075
NBCUniversal Media LLC:
4.38%, 4/01/21	600	649,846
2.88%, 1/15/23	250	242,783
5.95%, 4/01/41	250	292,887
Omnicom Group, Inc.:
3.63%, 5/01/22	125	125,725
3.65%, 11/01/24	70	68,740
Corporate Bonds	Par (000)	Value
Media (concluded)
Scripps Networks Interactive, Inc., 3.90%, 11/15/24	$250	$245,727
Thomson Reuters Corp.:
6.50%, 7/15/18	250	282,107
4.30%, 11/23/23	250	258,647
Time Warner Cable, Inc.:
8.25%, 4/01/19	300	352,828
5.00%, 2/01/20	500	539,806
4.13%, 2/15/21	100	103,245
6.55%, 5/01/37	150	156,154
6.75%, 6/15/39	50	53,383
5.50%, 9/01/41	250	233,167
4.50%, 9/15/42	475	387,458
Time Warner, Inc.:
4.88%, 3/15/20	250	272,803
3.60%, 7/15/25	250	243,170
7.70%, 5/01/32	250	328,405
6.25%, 3/29/41	150	171,643
5.35%, 12/15/43	250	256,152
4.65%, 6/01/44	250	237,662
Viacom, Inc.:
2.50%, 9/01/18	500	505,209
5.63%, 9/15/19	250	278,088
3.13%, 6/15/22	150	143,555
3.25%, 3/15/23	200	190,062
3.88%, 4/01/24	250	244,787
4.38%, 3/15/43	70	56,711
5.85%, 9/01/43	100	99,534
The Walt Disney Co.:
1.85%, 5/30/19	500	500,058
3.75%, 6/01/21	50	53,463
2.35%, 12/01/22	300	290,215
WPP Finance 2010:
4.75%, 11/21/21	100	109,042
3.75%, 9/19/24	250	249,191

		14,690,287
Metals & Mining — 0.5%
Barrick Gold Corp.:
3.85%, 4/01/22	350	339,233
4.10%, 5/01/23	500	487,187
Barrick North America Finance LLC, 5.70%, 5/30/41	50	45,695
BHP Billiton Finance USA Ltd.:
1.63%, 2/24/17	100	100,904
2.05%, 9/30/18	175	177,534
2.88%, 2/24/22	250	245,005
5.00%, 9/30/43	350	363,312
Carpenter Technology Corp., 4.45%, 3/01/23	250	248,682
Freeport-McMoRan Copper & Gold, Inc.:
2.15%, 3/01/17	100	100,145
3.55%, 3/01/22	50	46,281
5.45%, 3/15/43	350	292,200
Freeport-McMoRan, Inc., 5.40%, 11/14/34	100	86,265
Goldcorp, Inc.:
2.13%, 3/15/18	150	150,346
3.63%, 6/09/21	250	248,655
Kinross Gold Corp., 5.95%, 3/15/24	200	189,755

See Notes to Financial Statements.

28	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Metals & Mining (concluded)
Newmont Mining Corp.:
3.50%, 3/15/22	$450	$429,453
4.88%, 3/15/42	50	41,955
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	25	24,594
Rio Tinto Finance USA Ltd.:
4.13%, 5/20/21	150	158,799
3.75%, 6/15/25	500	492,989
5.20%, 11/02/40	350	356,754
Rio Tinto Finance USA PLC:
1.63%, 8/21/17	250	250,176
2.88%, 8/21/22	100	96,815
4.75%, 3/22/42	100	97,432
Southern Copper Corp.:
6.75%, 4/16/40	100	103,274
5.88%, 4/23/45	365	347,188
Teck Resources Ltd.:
3.00%, 3/01/19	450	433,696
4.75%, 1/15/22	300	278,743
3.75%, 2/01/23	100	86,020
5.20%, 3/01/42	50	36,486
Vale Overseas Ltd.:
4.38%, 1/11/22	250	244,238
6.88%, 11/21/36	200	193,362
Vale SA, 5.63%, 9/11/42	250	210,542

		7,003,715
Multi-Utilities — 0.2%
CMS Energy Corp., 4.70%, 3/31/43	200	200,801
Consolidated Edison Co. of New York, Inc.:
6.65%, 4/01/19	100	116,609
4.20%, 3/15/42	150	142,517
3.95%, 3/01/43	150	136,940
4.45%, 3/15/44	250	246,657
Dominion Resources, Inc.:
1.40%, 9/15/17	250	249,946
3.63%, 12/01/24	250	247,899
4.90%, 8/01/41	50	50,927
ONE Gas, Inc., 4.66%, 2/01/44	250	262,262
San Diego Gas & Electric Co.:
1.91%, 2/01/22	250	251,039
3.60%, 9/01/23	250	259,298
4.30%, 4/01/42	100	100,412
SCANA Corp., 4.13%, 2/01/22	100	100,739
Sempra Energy:
2.30%, 4/01/17	250	253,678
2.40%, 3/15/20	250	248,056
4.05%, 12/01/23	250	258,220
3.55%, 6/15/24	250	249,778

		3,375,778
Multiline Retail — 0.1%
Dollar General Corp., 1.88%, 4/15/18	250	248,850
Kohl’s Corp., 4.00%, 11/01/21	50	52,623
Nordstrom, Inc., 4.00%, 10/15/21	100	106,259
Target Corp.:
2.90%, 1/15/22	150	151,725
4.00%, 7/01/42	350	330,739

		890,196
Corporate Bonds	Par (000)	Value
Offshore Drilling & Other Services — 0.0%
Lam Research Corp., 3.80%, 3/15/25	$230	$223,861
Oil, Gas & Consumable Fuels — 3.0%
Alberta Energy Co., Ltd., 7.38%, 11/01/31	50	58,385
Anadarko Petroleum Corp.:
6.38%, 9/15/17	250	274,351
6.45%, 9/15/36	350	403,858
4.50%, 7/15/44	250	229,763
Apache Corp.:
3.25%, 4/15/22	145	142,598
6.00%, 1/15/37	100	107,868
4.75%, 4/15/43	250	231,356
4.25%, 1/15/44	100	86,843
Boardwalk Pipelines LP, 3.38%, 2/01/23	200	181,354
BP Capital Markets PLC:
1.85%, 5/05/17	250	253,056
1.38%, 5/10/18	250	248,641
2.24%, 9/26/18	300	304,347
2.24%, 5/10/19	500	503,774
2.52%, 1/15/20	115	115,806
2.32%, 2/13/20	250	249,005
4.74%, 3/11/21	50	55,173
3.06%, 3/17/22	710	708,149
3.25%, 5/06/22	100	100,255
3.99%, 9/26/23	250	258,721
Buckeye Partners LP, 4.15%, 7/01/23	250	243,668
Canadian Natural Resources Ltd.:
3.45%, 11/15/21	100	101,313
3.80%, 4/15/24	250	247,203
3.90%, 2/01/25	250	247,015
6.25%, 3/15/38	50	55,388
Cenovus Energy, Inc.:
5.70%, 10/15/19	150	167,554
3.00%, 8/15/22	100	94,568
5.20%, 9/15/43	250	236,108
Chevron Corp.:
1.72%, 6/24/18	500	502,982
2.19%, 11/15/19	55	55,305
2.43%, 6/24/20	550	555,075
2.41%, 3/03/22	145	140,990
CNOOC Finance 2013 Ltd., 3.00%, 5/09/23	300	284,210
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	500	510,624
ConocoPhillips Co.:
1.05%, 12/15/17	1,000	992,466
4.15%, 11/15/34	395	382,033
6.50%, 2/01/39	400	496,417
ConocoPhillips Holding Co., 6.95%, 4/15/29	100	127,908
Continental Resources, Inc.:
5.00%, 9/15/22	250	245,158
4.50%, 4/15/23	300	289,263
Devon Energy Corp.:
2.25%, 12/15/18	500	501,355
4.00%, 7/15/21	150	157,281
4.75%, 5/15/42	200	190,840
5.00%, 6/15/45	250	246,804
Diamond Offshore Drilling, Inc., 4.88%, 11/01/43	250	198,139

See Notes to Financial Statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	29

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Ecopetrol SA:
7.63%, 7/23/19	$100	$115,875
5.38%, 6/26/26	250	247,500
5.88%, 5/28/45	250	220,625
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/01/21	200	211,629
Enable Midstream Partners LP, 2.40%, 5/15/19 (a)	350	338,208
Enbridge Energy Partners LP, 4.20%, 9/15/21	100	102,555
Enbridge, Inc., 3.50%, 6/10/24	65	60,711
Encana Corp., 3.90%, 11/15/21	700	714,250
Energy Transfer Partners LP:
9.70%, 3/15/19	44	54,248
5.20%, 2/01/22	250	261,756
3.60%, 2/01/23	150	142,050
4.90%, 2/01/24	250	254,250
4.75%, 1/15/26	500	494,813
4.90%, 3/15/35	250	225,577
5.95%, 10/01/43	150	147,002
EnLink Midstream Partners LP, 5.05%, 4/01/45	150	136,030
Enterprise Products Operating LLC:
2.55%, 10/15/19	500	499,856
3.90%, 2/15/24	125	125,519
3.75%, 2/15/25	40	39,203
3.70%, 2/15/26	60	58,096
5.95%, 2/01/41	150	163,263
4.45%, 2/15/43	75	67,783
4.85%, 3/15/44	200	188,096
5.10%, 2/15/45	250	243,161
EOG Resources, Inc.:
5.63%, 6/01/19	150	169,653
3.15%, 4/01/25	80	78,049
EQT Corp., 4.88%, 11/15/21	50	52,687
Exxon Mobil Corp.:
2.40%, 3/06/22	500	490,506
3.18%, 3/15/24	250	253,605
2.71%, 3/06/25	250	242,772
Hess Corp.:
8.13%, 2/15/19	200	236,779
5.60%, 2/15/41	300	307,268
Husky Energy, Inc., 3.95%, 4/15/22	150	150,414
Kinder Morgan Energy Partners LP:
2.65%, 2/01/19	245	242,960
3.95%, 9/01/22	225	220,030
4.15%, 2/01/24	250	242,591
4.25%, 9/01/24	155	150,960
6.50%, 2/01/37	100	103,133
5.00%, 8/15/42	75	65,252
5.40%, 9/01/44	250	227,104
Kinder Morgan, Inc.:
3.05%, 12/01/19	250	249,723
4.30%, 6/01/25	160	154,463
5.30%, 12/01/34	250	232,423
5.55%, 6/01/45	250	231,071
5.05%, 2/15/46	250	216,778
Marathon Oil Corp.:
5.90%, 3/15/18	100	109,819
2.80%, 11/01/22	400	379,150
3.85%, 6/01/25	250	245,022
Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.:
5.13%, 3/01/21	$150	$164,728
3.63%, 9/15/24	115	112,908
4.75%, 9/15/44	250	228,174
Murphy Oil Corp., 4.00%, 6/01/22	100	94,512
Nabors Industries, Inc.:
5.00%, 9/15/20	50	52,055
4.63%, 9/15/21	250	248,368
Nexen, Inc., 6.40%, 5/15/37	100	119,817
Noble Energy, Inc.:
4.15%, 12/15/21	150	156,265
5.25%, 11/15/43	250	243,565
Occidental Petroleum Corp.:
4.10%, 2/01/21	50	54,240
3.50%, 6/15/25	250	249,137
ONEOK Partners LP:
2.00%, 10/01/17	250	250,525
3.38%, 10/01/22	500	459,980
6.13%, 2/01/41	50	48,748
Petrobras Global Finance BV:
3.25%, 3/17/17	500	493,055
3.00%, 1/15/19	500	462,080
6.25%, 3/17/24	250	241,368
5.63%, 5/20/43	450	347,805
7.25%, 3/17/44	125	116,045
6.85%, 6/05/15	250	205,090
Petrobras International Finance Co.:
5.75%, 1/20/20	400	396,336
5.38%, 1/27/21	500	480,900
Petroleos Mexicanos:
3.50%, 7/18/18	350	360,745
3.13%, 1/23/19	250	252,375
4.88%, 1/24/22	400	415,948
3.50%, 1/30/23	400	379,480
4.50%, 1/23/26 (a)	500	488,700
6.50%, 6/02/41	300	312,000
6.38%, 1/23/45	750	769,687
Phillips 66:
4.65%, 11/15/34	355	347,290
5.88%, 5/01/42	100	108,955
Pioneer Natural Resources Co., 3.95%, 7/15/22	150	151,190
Plains All American Pipeline LP/PAA Finance Corp.:
2.85%, 1/31/23	250	234,639
5.15%, 6/01/42	50	48,349
4.70%, 6/15/44	250	228,490
Plains Exploration & Production Co., 6.50%, 11/15/20	162	171,315
Rowan Cos., Inc.:
4.75%, 1/15/24	50	47,781
5.40%, 12/01/42	100	81,501
Shell International Finance BV:
4.38%, 3/25/20	100	109,477
2.13%, 5/11/20	750	748,390
4.13%, 5/11/35	500	489,459
6.38%, 12/15/38	300	377,224
5.50%, 3/25/40	50	56,894
4.55%, 8/12/43	200	204,367

See Notes to Financial Statements.

30	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Southwestern Energy Co., 4.10%, 3/15/22	$100	$98,093
Spectra Energy Capital LLC, 3.30%, 3/15/23	150	137,559
Spectra Energy Partners LP:
4.75%, 3/15/24	250	264,208
3.50%, 3/15/25	250	239,417
Statoil ASA:
1.95%, 11/08/18	250	251,321
2.65%, 1/15/24	500	478,484
3.70%, 3/01/24	250	258,390
5.10%, 8/17/40	100	107,811
Suncor Energy, Inc.:
6.10%, 6/01/18	200	223,033
3.60%, 12/01/24	165	164,195
6.50%, 6/15/38	250	304,602
Sunoco Logistics Partners Operations LP:
4.95%, 1/15/43	250	218,987
5.30%, 4/01/44	100	91,049
Talisman Energy, Inc.:
3.75%, 2/01/21	300	296,993
5.50%, 5/15/42	50	45,005
TC PipeLines LP, 4.38%, 3/13/25	250	246,946
Tennessee Gas Pipeline Co. LLC, 7.50%, 4/01/17	100	109,205
Total Capital Canada Ltd., 2.75%, 7/15/23	150	144,827
Total Capital International SA:
1.50%, 2/17/17	100	100,815
2.13%, 1/10/19	350	354,194
2.75%, 6/19/21	250	252,182
Total Capital SA, 2.13%, 8/10/18	500	507,498
TransCanada PipeLines Ltd.:
4.63%, 3/01/34	250	247,876
6.20%, 10/15/37	200	226,946
5.00%, 10/16/43	150	150,586
Valero Energy Corp.:
6.13%, 2/01/20	150	171,319
6.63%, 6/15/37	300	338,823
Weatherford International Ltd.:
6.00%, 3/15/18	150	159,680
9.63%, 3/01/19	250	291,893
5.13%, 9/15/20	50	50,950
5.95%, 4/15/42	350	295,854
The Williams Cos., Inc.:
7.88%, 9/01/21	31	36,390
3.70%, 1/15/23	100	93,111
4.55%, 6/24/24	45	43,609
5.75%, 6/24/44	250	231,993
Williams Partners LP:
4.00%, 11/15/21	250	252,341
4.30%, 3/04/24	250	245,880
3.90%, 1/15/25	250	235,673
4.00%, 9/15/25	250	234,175

		41,759,108
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, 4.75%, 1/11/22	50	52,114
Georgia-Pacific LLC, 8.88%, 5/15/31	25	36,065
International Paper Co.:
3.65%, 6/15/24	500	492,804
5.00%, 9/15/35	250	244,920
Corporate Bonds	Par (000)	Value
Paper & Forest Products (concluded)
Westvaco Corp., 8.20%, 1/15/30	$100	$134,868

		960,771
Personal Products — 0.0%
Colgate-Palmolive Co.:
1.75%, 3/15/19	250	249,620
3.25%, 3/15/24	250	253,566

		503,186
Pharmaceuticals — 1.0%
Abbott Laboratories, 2.55%, 3/15/22	300	293,099
AbbVie, Inc.:
1.75%, 11/06/17	300	300,786
2.00%, 11/06/18	150	150,066
2.50%, 5/14/20	500	499,899
4.50%, 5/14/35	450	440,236
4.40%, 11/06/42	400	378,473
Actavis Funding SCS:
2.35%, 3/12/18	750	753,959
3.45%, 3/15/22	155	153,532
4.55%, 3/15/35	130	123,600
4.85%, 6/15/44	250	241,199
4.75%, 3/15/45	500	476,027
Actavis, Inc., 3.25%, 10/01/22	150	145,405
Allergan, Inc., 1.35%, 3/15/18	250	244,692
AstraZeneca PLC:
5.90%, 9/15/17	100	109,849
1.95%, 9/18/19	500	497,423
6.45%, 9/15/37	100	127,293
Baxalta, Inc. (a):
2.88%, 6/23/20	500	499,271
4.00%, 6/23/25	100	99,256
Bristol-Myers Squibb Co.:
1.75%, 3/01/19	250	249,324
2.00%, 8/01/22	250	237,538
4.50%, 3/01/44	250	258,795
Eli Lilly & Co.:
1.95%, 3/15/19	250	250,205
2.75%, 6/01/25	45	43,473
3.70%, 3/01/45	250	226,801
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22	150	148,686
GlaxoSmithKline Capital, Inc.:
5.65%, 5/15/18	100	111,609
6.38%, 5/15/38	300	377,609
Johnson & Johnson:
2.45%, 12/05/21	450	454,090
4.38%, 12/05/33	250	264,919
4.50%, 9/01/40	100	106,425
Merck & Co., Inc.:
3.88%, 1/15/21	250	268,021
2.75%, 2/10/25	70	67,125
4.15%, 5/18/43	250	243,007
3.70%, 2/10/45	400	357,347
Merck Sharp & Dohme Corp., 5.00%, 6/30/19	500	556,753
Mylan, Inc., 4.20%, 11/29/23	250	255,167
Novartis Capital Corp.:
4.40%, 4/24/20	100	110,367
3.40%, 5/06/24	650	659,591

See Notes to Financial Statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	31

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Pharmaceuticals (concluded)
Perrigo Co. PLC, 2.30%, 11/08/18	$250	$250,269
Pfizer, Inc.:
1.10%, 5/15/17	850	852,505
1.50%, 6/15/18	500	500,344
4.30%, 6/15/43	500	488,578
4.40%, 5/15/44	250	246,631
Sanofi, 1.25%, 4/10/18	250	249,081
Teva Pharmaceutical Finance Co. BV:
2.40%, 11/10/16	200	203,217
3.65%, 11/10/21	113	115,169
2.95%, 12/18/22	59	56,995
Zoetis, Inc., 4.70%, 2/01/43	150	143,012

		13,886,718
Real Estate — 0.2%
AvalonBay Communities, Inc.:
2.95%, 9/15/22	100	97,607
3.45%, 6/01/25	100	98,334
Boston Properties LP:
3.70%, 11/15/18	200	210,718
3.13%, 9/01/23	250	243,022
Brandywine Operating Partnership LP, 3.95%, 2/15/23	250	248,025
Duke Realty LP, 3.63%, 4/15/23	250	247,127
Host Hotels & Resorts LP:
5.25%, 3/15/22	250	271,544
Series E, 4.00%, 6/15/25	190	188,588
Liberty Property LP, 4.40%, 2/15/24	250	258,193
Simon Property Group LP:
2.80%, 1/30/17	100	102,354
2.15%, 9/15/17	250	254,455
4.13%, 12/01/21	100	107,408
3.38%, 3/15/22	100	101,500
4.25%, 10/01/44	250	237,406
Ventas Realty LP/Ventas Capital Corp.:
2.70%, 4/01/20	250	249,259
4.25%, 3/01/22	100	103,540

		3,019,080
Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.:
3.40%, 2/15/19	250	255,830
2.80%, 6/01/20	250	246,526
5.05%, 9/01/20	25	27,167
4.70%, 3/15/22	100	104,269
3.50%, 1/31/23	150	144,084
DDR Corp., 4.63%, 7/15/22	100	105,003
ERP Operating LP:
4.75%, 7/15/20	100	110,163
4.50%, 7/01/44	150	146,124
Essex Portfolio LP, 3.88%, 5/01/24	100	101,190
HCP, Inc.:
6.00%, 1/30/17	100	106,675
2.63%, 2/01/20	250	247,478
5.38%, 2/01/21	250	275,808
3.15%, 8/01/22	100	96,294
Health Care REIT, Inc.:
4.13%, 4/01/19	200	211,695
5.25%, 1/15/22	50	54,693
4.00%, 6/01/25	250	246,741
Corporate Bonds	Par (000)	Value
Real Estate Investment Trusts (REITs) (concluded)
Healthcare Realty Trust, Inc., 3.75%, 4/15/23	$150	$146,564
Hospitality Properties Trust, 5.00%, 8/15/22	200	208,187
Kilroy Realty LP, 6.63%, 6/01/20	250	289,911
Kimco Realty Corp., 3.20%, 5/01/21	250	251,503
Mid-America Apartments LP, 4.30%, 10/15/23	200	207,259
Omega Healthcare Investors, Inc.:
5.88%, 3/15/24	250	265,938
4.50%, 4/01/27 (a)	250	239,808
Prologis LP, 4.50%, 8/15/17	500	530,084
Realty Income Corp., 4.65%, 8/01/23	250	263,200
Simon Property Group LP, 4.75%, 3/15/42	100	102,828
Weyerhaeuser Co., 7.38%, 3/15/32	350	437,665

		5,422,687
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
4.70%, 10/01/19	750	826,691
3.75%, 4/01/24	50	50,960
5.40%, 6/01/41	50	55,102
4.40%, 3/15/42	150	144,105
4.45%, 3/15/43	200	193,994
4.90%, 4/01/44	250	258,830
4.55%, 9/01/44	250	246,080
Canadian National Railway Co.:
1.45%, 12/15/16	50	50,279
2.95%, 11/21/24	305	298,824
3.50%, 11/15/42	100	86,716
Canadian Pacific Railway Ltd.:
2.90%, 2/01/25	250	235,325
5.75%, 1/15/42	25	28,900
CSX Corp.:
3.70%, 10/30/20	100	105,522
4.75%, 5/30/42	100	100,094
3.95%, 5/01/50	200	175,035
4.50%, 8/01/54	250	234,584
Norfolk Southern Corp.:
7.70%, 5/15/17	150	166,738
3.00%, 4/01/22	250	248,687
3.85%, 1/15/24	250	256,943
3.95%, 10/01/42	100	90,053
4.45%, 6/15/45	250	239,864
Union Pacific Corp.:
4.16%, 7/15/22	100	107,393
3.25%, 8/15/25	250	247,401
4.30%, 6/15/42	50	49,266
4.75%, 12/15/43	250	261,780

		4,759,166
Semiconductors & Semiconductor Equipment — 0.2%
Applied Materials, Inc., 5.85%, 6/15/41	50	56,984
Intel Corp.:
1.35%, 12/15/17	300	299,893
4.80%, 10/01/41	300	300,942
KLA-Tencor Corp., 4.65%, 11/01/24	305	304,833
Maxim Integrated Products, Inc., 3.38%, 3/15/23	100	97,763

See Notes to Financial Statements.

32	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Semiconductors & Semiconductor Equipment (concluded)
QUALCOMM, Inc.:
3.45%, 5/20/25	$750	$730,861
4.65%, 5/20/35	250	242,001
Seagate HDD Cayman:
3.75%, 11/15/18	125	130,317
4.75%, 6/01/23	250	253,917
Texas Instruments, Inc., 1.75%, 5/01/20	250	245,650
Xilinx, Inc., 3.00%, 3/15/21	75	76,271

		2,739,432
Software — 0.4%
Autodesk, Inc., 1.95%, 12/15/17	75	75,322
CA, Inc., 4.50%, 8/15/23	170	177,064
Microsoft Corp.:
1.63%, 12/06/18	250	252,154
1.85%, 2/12/20	500	500,288
3.00%, 10/01/20	50	52,089
3.50%, 2/12/35	165	150,842
5.30%, 2/08/41	100	112,847
3.75%, 5/01/43	150	135,029
4.00%, 2/12/55	500	448,590
Oracle Corp.:
1.20%, 10/15/17	750	750,001
5.75%, 4/15/18	150	166,887
2.25%, 10/08/19	500	502,896
3.88%, 7/15/20	100	107,429
3.25%, 5/15/30	250	229,892
4.30%, 7/08/34	250	246,536
3.90%, 5/15/35	500	464,996
5.38%, 7/15/40	150	165,902
4.50%, 7/08/44	250	247,861
Symantec Corp., 2.75%, 6/15/17	150	151,854

		4,938,479
Specialty Retail — 0.3%
Advance Auto Parts, Inc., 4.50%, 12/01/23	250	258,072
AutoZone, Inc.:
3.70%, 4/15/22	50	51,266
3.13%, 7/15/23	250	242,440
3.25%, 4/15/25	165	159,328
Bed Bath & Beyond, Inc., 5.17%, 8/01/44	250	248,189
The Home Depot, Inc.:
2.00%, 6/15/19	350	350,756
4.40%, 4/01/21	150	165,467
5.88%, 12/16/36	100	120,362
4.20%, 4/01/43	250	240,338
4.40%, 3/15/45	250	249,640
Lowe’s Cos., Inc.:
1.63%, 4/15/17	200	202,160
4.63%, 4/15/20	100	109,469
3.12%, 4/15/22	100	101,187
5.00%, 9/15/43	150	161,836
4.25%, 9/15/44	250	241,724
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16	11	11,720
3.88%, 1/15/22	300	311,066
4.38%, 9/01/23	200	210,909
3.63%, 6/01/24	250	249,306
QVC, Inc., 5.45%, 8/15/34	200	181,489
Staples, Inc., 2.75%, 1/12/18	150	151,340
Corporate Bonds	Par (000)	Value
Specialty Retail (concluded)
The Home Depot, Inc., 2.63%, 6/01/22	250	245,878

		4,263,942
Technology Hardware, Storage & Peripherals — 0.3%
Adobe Systems, Inc., 3.25%, 2/01/25	70	67,581
Apple, Inc.:
1.05%, 5/05/17	500	501,496
1.00%, 5/03/18	500	494,945
2.50%, 2/09/25	140	131,278
3.20%, 5/13/25	750	746,122
3.85%, 5/04/43	250	227,545
4.45%, 5/06/44	250	249,647
3.45%, 2/09/45	350	296,633
EMC Corp.:
1.88%, 6/01/18	250	250,485
2.65%, 6/01/20	250	252,564
Hewlett-Packard Co.:
3.30%, 12/09/16	150	153,971
2.75%, 1/14/19	500	505,425
4.65%, 12/09/21	100	106,142
6.00%, 9/15/41	150	148,356
NetApp, Inc.:
2.00%, 12/15/17	350	351,751
3.38%, 6/15/21	105	103,459

		4,587,400
Textiles, Apparel & Luxury Goods — 0.0%
VF Corp., 3.50%, 9/01/21	100	105,787
Tobacco — 0.3%
Altria Group, Inc.:
9.25%, 8/06/19	45	56,487
2.63%, 1/14/20	250	249,028
2.85%, 8/09/22	250	240,303
10.20%, 2/06/39	33	54,342
4.50%, 5/02/43	400	370,471
5.38%, 1/31/44	70	74,039
Lorillard Tobacco Co., 6.88%, 5/01/20	250	290,940
Philip Morris International, Inc.:
1.13%, 8/21/17	250	249,556
1.88%, 1/15/19	250	249,603
4.13%, 5/17/21	50	53,948
2.63%, 3/06/23	250	239,278
3.25%, 11/10/24	125	123,049
4.50%, 3/20/42	50	48,719
3.88%, 8/21/42	100	88,777
4.13%, 3/04/43	200	184,519
Reynolds American, Inc.:
3.25%, 6/12/20	250	253,226
5.70%, 8/15/35	75	77,765
4.75%, 11/01/42	150	136,077
6.15%, 9/15/43	150	161,090
5.85%, 8/15/45	250	262,224

		3,463,441
Trading Companies & Distributors — 0.0%
GATX Corp.:
1.25%, 3/04/17	500	498,525
2.38%, 7/30/18	150	150,570

		649,095

See Notes to Financial Statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	33

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Transportation Infrastructure — 0.0%
Ryder System, Inc.:
2.50%, 3/01/17	$150	$152,710
2.35%, 2/26/19	500	499,009

		651,719
Water Utilities — 0.0%
American Water Capital Corp., 3.40%, 3/01/25	250	249,351
United Utilities PLC, 5.38%, 2/01/19	50	53,849

		303,200
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV:
2.38%, 9/08/16	500	506,310
5.00%, 3/30/20	200	221,390
4.38%, 7/16/42	350	325,031
Rogers Communications, Inc.:
3.00%, 3/15/23	150	144,079
5.00%, 3/15/44	250	247,223
Vodafone Group PLC:
1.63%, 3/20/17	250	248,996
7.88%, 2/15/30	100	124,069
4.38%, 2/19/43	450	387,429

		2,204,527
Total Corporate Bonds — 25.4%		353,332,739

Foreign Agency Obligations
Asian Development Bank:
0.75%, 7/28/17	750	749,084
1.50%, 9/28/18	1,000	1,008,180
Brazilian Government International Bond:
8.00%, 1/15/18	83	90,292
5.88%, 1/15/19	250	277,500
4.88%, 1/22/21	650	679,250
2.63%, 1/05/23	250	221,875
4.25%, 1/07/25	750	724,125
5.63%, 1/07/41	300	286,500
5.00%, 1/27/45	250	216,250
Canada Government International Bond, 1.63%, 2/27/19	500	504,549
Colombia Government International Bond:
4.38%, 7/12/21	250	261,500
2.63%, 3/15/23	250	229,000
4.00%, 2/26/24	750	746,250
7.38%, 9/18/37	100	123,250
5.63%, 2/26/44	200	202,500
5.00%, 6/15/45	250	231,250
Corporacion Andina de Fomento, 1.50%, 8/08/17	143	143,766
Council of Europe Development Bank:
1.00%, 3/07/18	250	249,278
1.63%, 3/10/20	250	248,695
European Bank for Reconstruction & Development, 1.00%, 2/16/17	250	251,647
European Investment Bank:
0.50%, 8/15/16	1,250	1,250,167
5.13%, 9/13/16	225	237,218
1.25%, 10/14/16	100	100,874
Foreign Agency Obligations	Par (000)	Value
European Investment Bank (concluded):
1.75%, 3/15/17	500	508,661
0.88%, 4/18/17	1,500	1,503,615
1.63%, 6/15/17	500	507,835
1.00%, 8/17/17	1,500	1,504,579
1.00%, 3/15/18	250	249,471
1.00%, 6/15/18	250	248,687
1.13%, 8/15/18	1,000	996,907
1.88%, 3/15/19	500	507,717
1.75%, 6/17/19	500	503,987
1.38%, 6/15/20	1,000	978,652
Export Development Canada, 1.75%, 8/19/19	500	503,638
Inter-American Development Bank:
1.38%, 10/18/16	250	252,640
1.25%, 1/16/18	1,000	1,007,318
0.88%, 3/15/18	1,000	996,235
1.75%, 10/15/19	500	503,693
1.75%, 4/14/22	750	731,812
International Bank for Reconstruction & Development:
1.00%, 9/15/16	75	75,464
Series GDIF, 0.63%, 10/14/16	1,250	1,251,361
Series GDIF, 1.00%, 11/15/17	500	500,417
Series GDIF, 1.38%, 4/10/18	1,000	1,010,539
Series GDIF, 1.00%, 6/15/18	1,500	1,498,002
International Finance Corp.:
0.63%, 10/03/16	1,000	1,000,798
1.75%, 9/16/19	500	501,264
Israel Government International Bond, 4.50%, 1/30/43	200	196,000
Italian Government International Bond:
6.88%, 9/27/23	100	123,997
5.38%, 6/15/33	250	279,326
Japan Bank for International Cooperation, 2.13%, 2/07/19	200	203,801
KFW:
1.25%, 2/15/17	750	756,872
0.75%, 3/17/17	1,500	1,501,105
2.75%, 10/01/20	500	521,809
Mexico Government International Bond:
5.63%, 1/15/17	500	532,750
8.13%, 12/30/19	100	129,000
5.13%, 1/15/20	100	110,250
3.63%, 3/15/22	500	506,000
3.60%, 1/30/25	500	493,000
6.75%, 9/27/34	150	188,250
6.05%, 1/11/40	300	340,500
4.75%, 3/08/44	450	427,500
5.55%, 1/21/45	775	824,406
Nordic Investment Bank, 1.13%, 3/19/18	500	499,853
Panama Government International Bond:
5.20%, 1/30/20	350	385,700
3.75%, 3/16/25	500	492,500
6.70%, 1/26/36	350	432,250
Peruvian Government International Bond:
7.35%, 7/21/25	400	522,000
8.75%, 11/21/33	191	288,410
5.63%, 11/18/50	150	167,250

See Notes to Financial Statements.

34	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)	Value
Philippine Government International Bond:
4.00%, 1/15/21	$500	$540,650
4.20%, 1/21/24	500	545,000
7.75%, 1/14/31	500	721,250
3.95%, 1/20/40	250	252,500
Poland Government International Bond:
6.38%, 7/15/19	250	288,875
3.00%, 3/17/23	200	196,360
4.00%, 1/22/24	250	261,563
Province of Ontario Canada:
1.20%, 2/14/18	750	750,031
2.00%, 9/27/18	500	508,977
2.00%, 1/30/19	500	507,794
4.40%, 4/14/20	200	222,400
Province of Quebec Canada, 2.63%, 2/13/23	250	251,440
Republic of Korea, 4.13%, 6/10/44	250	274,300
South Africa Government International Bond:
4.67%, 1/17/24	200	204,500
5.38%, 7/24/44	200	199,454
Svensk Exportkredit AB:
2.13%, 7/13/16	200	203,298
1.88%, 6/17/19	500	506,009
Turkey Government International Bond:
7.50%, 11/07/19	500	576,500
5.63%, 3/30/21	500	538,950
3.25%, 3/23/23	750	697,500
5.75%, 3/22/24	700	757,750
6.88%, 3/17/36	250	290,000
6.00%, 1/14/41	500	526,750
6.63%, 2/17/45	250	286,875
Uruguay Government International Bond:
8.00%, 11/18/22	150	192,750
4.50%, 8/14/24	250	262,500
5.10%, 6/18/50	250	238,125
Total Foreign Agency Obligations — 3.4%		47,100,922

Municipal Bonds
American Municipal Power, Inc., RB, Build America Bonds, Combined Hydroelectric Projects, Series B, 7.83%, 2/15/41	150	207,445
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge:
Series S-1, 6.92%, 4/01/40	100	128,677
Series S-1, 7.04%, 4/01/50	100	134,992
Series S-3, 6.91%, 10/01/50	200	267,130
Chicago Transit Authority, RB, Series A, 6.90%, 12/01/40	100	113,658
City & County of Denver Colorado School District No. 1, COP, Refunding, Series B, 4.24%, 12/15/37	50	48,620
City & County of San Francisco California Public Utilities Commission Water Revenue, RB, Build America Bonds, Sub-Series G, 6.95%, 11/01/50	100	134,408
City of New York New York, GO, 5.97%, 3/01/36	100	120,990
Municipal Bonds	Par (000)	Value
City of New York New York Transitional Finance Authority, RB, Build America Bonds, Future Tax Secured, Sub-Series B-1, 5.57%, 11/01/38	$100	$119,474
City Public Service Board of San Antonio Texas, RB, 4.43%, 2/01/42	100	103,199
Commonwealth of Massachusetts, GO, Build America Bonds, 5.46%, 12/01/39	100	119,159
Commonwealth of Pennsylvania, GO, Build America Bonds, 4.65%, 2/15/26	100	107,955
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29	100	116,163
Dallas Area Rapid Transit, RB, Build America Bonds, Senior Lien, Series B, 5.02%, 12/01/48	160	178,658
District of Columbia, RB, Series E, 5.59%, 12/01/34	200	235,896
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40	100	122,380
Florida Hurricane Catastrophe Fund Finance Corp., RB, Series A, 3.00%, 7/01/20	100	101,653
Illinois State Toll Highway Authority, RB, Build America Bonds, 5.85%, 12/01/34	100	119,102
JobsOhio Beverage System, Refunding RB, Series B, 4.53%, 1/01/35	100	103,966
Los Angeles Community College District, GO, 6.75%, 8/01/49	100	138,362
Los Angeles County Metropolitan Transportation Authority, RB, Build America Bonds, 5.74%, 6/01/39	100	119,400
Los Angeles Department of Water & Power, RB, Build America Bonds:
5.72%, 7/01/39	100	117,851
6.60%, 7/01/50	90	120,866
Los Angeles Unified School District, GO, 6.76%, 7/01/34	150	194,926
Massachusetts Institute of Technology, 4.68%, 7/01/14	300	301,567
Massachusetts School Building Authority, RB, 5.72%, 8/15/39	100	118,616
Metropolitan Transportation Authority, RB, Build America Bonds, Series C-1, 6.69%, 11/15/40	305	394,045
Metropolitan Water Reclamation District of Greater Chicago, GO, Build America Bonds, 5.72%, 12/01/38	150	174,438
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, Series A, 6.64%, 4/01/57	125	149,896
New Jersey EDA, RB, Series A (NPFGC), 7.43%, 2/15/29	200	226,850
New Jersey State Turnpike Authority, RB, Build America Bonds, Series F, 7.41%, 1/01/40	400	555,484
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured, Build America Bonds, 5.77%, 8/01/36	100	119,985

See Notes to Financial Statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	35

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York City Water & Sewer System, RB, Build America Bonds, 2nd General Resolution, Fiscal 2020, Series DD, 5.95%, 6/15/42	$115	$144,089
New York State Dormitory Authority, RB, Build America Bonds, Series H, 5.43%, 3/15/39	135	155,439
New York State Urban Development Corp., RB, 5.77%, 3/15/39	200	236,914
North Texas Tollway Authority, RB, Build America Bonds, Series B, 6.72%, 1/01/49	100	134,317
Ohio State University, RB, Build America Bonds, Series C, 4.91%, 6/01/40	100	110,467
Ohio State Water Development Authority, RB, Build America Bonds, Series B-2, 4.88%, 12/01/34	100	111,436
Port Authority of New York & New Jersey, RB:
158th Series, 5.86%, 12/01/24	100	120,391
159th Series, 6.04%, 12/01/29	200	244,866
182nd Series, 5.31%, 8/01/46	100	105,516
Port Authority of New York & New Jersey, Refunding RB, 174th Series, 4.46%, 10/01/62	100	95,729
San Diego County Water Authority, RB, Build America Bonds, Series B, 6.14%, 5/01/49	100	124,924
Santa Clara Valley Transportation Authority, RB, Build America Bonds, Series A, 5.88%, 4/01/32	100	119,029
State of California, GO, Build America Bonds, Various Purpose:
7.50%, 4/01/34	145	200,829
7.55%, 4/01/39	675	976,003
7.35%, 11/01/39	100	139,382
7.60%, 11/01/40	200	296,342
State of Connecticut, GO, Build America Bonds, Series D, 5.09%, 10/01/30	150	165,756
State of Illinois, GO:
5.67%, 3/01/18	200	213,620
Pension, 5.10%, 6/01/33	900	835,335
State of Oregon, GO, Pension, 5.76%, 6/01/23	100	115,815
State of Texas, GO, Build America Bonds, Series A, 5.52%, 4/01/39	100	123,047
State of Washington, GO, Build America Bonds, Series D, 5.48%, 8/01/39	175	207,632
Texas Transportation Commission, RB, 1st Tier, Build America Bonds, Series B, 5.18%, 4/01/30	200	229,482
University of California, RB, Series AD, 4.86%, 5/15/12	300	271,044
University of California, Refunding RB, Series AJ, 4.60%, 5/15/31	150	157,357
University of California Medical Center, RB, Build America Bonds, Series H, 6.55%, 5/15/48	50	62,210
University of North Carolina at Chapel Hill, Refunding RB, 3.85%, 12/01/34	400	396,732
University of Virginia, RB, Build America Bonds, 6.20%, 9/01/39	140	186,635
Municipal Bonds	Par (000)	Value
Virginia Commonwealth Transportation Board, RB, Build America Bonds, Series A-2, 5.35%, 5/15/35	$75	$84,899
Total Municipal Bonds — 0.8%		11,681,048

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 1.5%
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A4, 5.49%, 2/10/51	341	360,360
Bear Stearns Commercial Mortgage Securities Trust:
Series 2006-PW14, Class A4, 5.20%, 12/11/38	1,350	1,408,159
Series 2007-PW16, Class AM, 5.90%, 6/11/40 (e)	700	749,650
Series 2007-T26, Class A4, 5.47%, 1/12/45 (e)	1,252	1,321,275
Citigroup Commercial Mortgage Trust, Class A4:
Series 2013-GC17, 4.13%, 11/10/46	750	801,607
Series 2014-GC25, 3.64%, 10/10/47	500	512,821
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49	600	625,165
Commercial Mortgage Trust:
Series 2013-CR09, Class A4, 4.23%, 7/10/45 (e)	700	760,945
Series 2013-CR12, Class A4, 4.05%, 10/10/46	300	320,586
Series 2014-UBS2, Class A5, 3.96%, 3/10/47	500	527,997
Credit Suisse Commercial Mortgage Trust Series:
Series 2006-C4, Class A3, 5.47%, 9/15/39	813	840,097
Series 2007-C3, Class A4, 5.89%, 6/15/39 (e)	220	232,241
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.74%, 12/10/49	350	371,446
GS Mortgage Securities Corp. II:
Series 2012-GCJ9, Class A3, 2.77%, 11/10/45	250	248,060
Series 2015-GC30, Class A4, 3.38%, 5/10/50	600	599,083
GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.99%, 8/10/45 (e)	269	287,446
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C18, Class A5, 4.08%, 2/15/47	250	265,865
Series 2014-C22, Class A4, 3.80%, 9/15/47	300	310,902

See Notes to Financial Statements.

36	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9, Class A3, 5.34%, 5/15/47	$863	$900,716
Series 2011-C5, Class A3, 4.17%, 8/15/46	650	705,266
Series 2012-LC9, Class A3, 2.48%, 12/15/47	300	300,260
Series 2013-C16, Class A2, 3.07%, 12/15/46	850	881,939
Series 2014-C19, Class A2, 3.05%, 4/15/47	300	310,622
Series 2014-C20, Class A5, 3.80%, 7/15/47	1,400	1,455,595
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.87%, 9/15/45 (e)	262	283,194
ML-CFC Commercial Mortgage Trust:
Series 2006-4, Class A3, 5.17%, 12/12/49	448	465,537
Series 2007-9, Class AM, 5.86%, 9/12/49 (e)	675	730,972
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A4, 5.69%, 4/15/49 (e)	1,500	1,586,316
Wells Fargo Commercial Mortgage Trust:
Series 2013-LC12, Class A4, 4.22%, 7/15/46 (e)	200	216,913
Series 2015-C27, Class A5, 3.45%, 2/15/48	1,500	1,509,765
WFRBS Commercial Mortgage Trust, Series 2013-C11, Class A5, 3.07%, 3/15/45	500	502,186
Total Non-Agency Mortgage-Backed Securities — 1.5%		20,392,986

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.4%
Fannie Mae:
0.88%, 12/20/17 - 5/21/18	4,828	4,811,865
1.13%, 4/27/17	2,310	2,327,542
1.63%, 1/21/20	500	499,307
6.25%, 5/15/29	2,850	3,893,194
6.63%, 11/15/30	149	210,569
7.25%, 5/15/30	550	820,186
Federal Home Loan Bank:
0.63%, 12/28/16	5,000	5,005,935
5.50%, 7/15/36	100	129,374
Federal Home Loan Mortgage Corp., 0.75%, 1/12/18	2,000	1,990,040
Financing Corp., 8.60%, 9/26/19	200	255,755
Freddie Mac:
0.88%, 3/07/18	1,500	1,494,788
1.75%, 5/30/19	420	424,570
2.00%, 8/25/16	750	763,292
2.38%, 1/13/22	7,430	7,522,652
4.88%, 6/13/18	250	277,658
6.25%, 7/15/32	1,300	1,806,518
U.S. Government Sponsored Agency Securities	Par (000)	Value
Agency Obligations (concluded)
Tennessee Valley Authority:
3.50%, 12/15/42	$140	$130,760
6.25%, 12/15/17	400	450,907

		32,814,912
Commercial Mortgage-Backed Securities — 0.4%
Fannie Mae, Class A2 (e):
Series 2014-M6, 2.68%, 5/25/21	150	152,912
Series 2014-M13, 3.02%, 8/25/24	500	503,192
Freddie Mac:
Series K713, Class A2, 2.31%, 3/25/20	300	305,227
Series K026, Class A2, 2.51%, 11/25/22	200	199,281
Series K038, Class A1, 2.60%, 10/25/23	237	243,456
Series K014, Class A1, 2.79%, 10/25/20	132	136,995
Series K017, Class A2, 2.87%, 12/25/21	500	514,136
Series K033, Class A2, 3.06%, 7/25/23 (e)	100	102,509
Series K031, Class A2, 3.30%, 4/25/23 (e)	100	104,421
Series K006, Class A1, 3.40%, 7/25/19	427	446,279
Series K004, Class A1, 3.41%, 5/25/19	475	496,805
Series K037, Class A2, 3.49%, 1/25/24	200	210,353
Series K034, Class A2, 3.53%, 7/25/23 (e)	1,400	1,480,636
Series K003, Class A5, 5.09%, 3/25/19	300	335,096
Freddie Mac Mortgage-Backed Securities, Series K013, Class A2, 3.97%, 1/25/21 (e)	500	544,442

		5,775,740
Mortgage-Backed Securities — 28.6%
Fannie Mae Mortgage-Backed Securities:
1.90%, 4/01/43 (e)	362	373,879
1.93%, 5/01/43 (e)	853	880,174
2.06%, 6/01/43 (e)	817	828,723
2.49%, 8/01/42 (e)	305	315,155
2.50%, 9/01/28 - 7/01/45 (g)	17,527	17,649,063
2.80%, 8/01/41 (e)	97	103,023
3.00%, 1/01/27 - 7/01/45 (g)	48,992	49,514,150
3.15%, 11/01/40 (e)	50	52,890
3.50%, 2/01/26 - 7/01/45 (g)	41,816	43,310,026
4.00%, 10/01/25 - 7/01/45 (g)	38,924	41,286,494
4.50%, 5/01/24 - 7/01/45 (g)	18,086	19,496,652
5.00%, 1/01/19 - 7/01/45 (g)	15,929	17,554,653
5.50%, 3/01/34 - 7/01/45 (g)	7,247	8,138,489
6.00%, 3/01/34 - 7/01/45 (g)	8,054	9,158,944
6.50%, 7/01/32	214	248,678
7.00%, 2/01/32	41	46,329
Freddie Mac Mortgage-Backed Securities:
1.76%, 6/01/43 (e)	209	213,987
2.50%, 7/01/28 - 7/01/30 (g)	5,752	5,825,609

See Notes to Financial Statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	37

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (concluded)
Freddie Mac Mortgage-Backed Securities (concluded):
2.54%, 9/01/40 (e)	$72	$76,645
3.00%, 3/01/27 - 7/01/45 (g)	19,111	19,278,814
3.15%, 8/01/41 (e)	57	61,175
3.50%, 7/01/30 - 7/01/45 (g)	26,197	27,063,352
4.00%, 5/01/19 - 7/01/45 (g)	19,607	20,718,300
4.50%, 4/01/18 - 7/01/45 (g)	11,019	11,891,903
5.00%, 10/01/18 - 7/01/45 (g)	2,260	2,493,989
5.50%, 6/01/35 - 7/01/45 (g)	3,507	3,932,007
6.50%, 6/01/31	97	111,581
8.00%, 12/01/24	207	231,487
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/43 - 7/01/45 (g)	20,426	20,628,442
3.50%, 9/20/42 - 7/01/45 (g)	31,649	32,866,563
4.00%, 3/15/41 - 7/01/45 (g)	19,654	20,846,717
4.50%, 7/15/39 - 7/01/45 (g)	13,872	15,016,675
5.00%, 11/15/39 - 7/01/45 (g)	6,263	6,940,061
5.50%, 12/15/32 - 7/20/40	716	809,549
6.00%, 3/15/35 - 10/20/38	451	520,552
6.50%, 9/15/36	197	224,367
7.50%, 12/15/23	210	243,944

		398,953,041
Total U.S. Government Sponsored Agency Securities — 31.4%		437,543,693

U.S. Treasury Obligations
U.S. Treasury Bonds:
8.75%, 5/15/17	2,100	2,417,953
8.75%, 8/15/20	400	539,500
6.25%, 8/15/23	50	65,262
7.63%, 2/15/25	375	549,375
6.50%, 11/15/26	400	562,625
6.13%, 11/15/27	2,080	2,884,862
6.13%, 8/15/29	2,500	3,537,500
5.38%, 2/15/31	1,500	2,016,446
4.50%, 2/15/36	4,216	5,300,962
4.75%, 2/15/37	1,000	1,295,703
4.38%, 2/15/38	2,500	3,074,220
4.50%, 5/15/38	1,000	1,250,156
3.50%, 2/15/39	1,300	1,401,360
4.25%, 5/15/39	2,775	3,348,645
4.50%, 8/15/39	1,700	2,127,790
4.38%, 11/15/39	1,800	2,214,000
4.63%, 2/15/40	1,230	1,568,538
4.38%, 5/15/40	1,650	2,031,691
3.88%, 8/15/40	860	982,147
4.25%, 11/15/40	1,428	1,728,103
4.75%, 2/15/41	200	260,516
4.38%, 5/15/41	610	753,922
3.75%, 8/15/41	1,550	1,740,481
3.13%, 11/15/41	400	402,719
3.13%, 2/15/42	4,850	4,875,763
3.00%, 5/15/42	480	470,288
2.75%, 8/15/42	750	697,793
2.75%, 11/15/42	4,200	3,907,310
3.13%, 2/15/43	3,050	3,054,288
2.88%, 5/15/43	250	238,242
U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bonds (concluded):
3.63%, 8/15/43	$2,500	$2,750,390
3.75%, 11/15/43	1,700	1,912,235
3.63%, 2/15/44	1,000	1,099,453
3.38%, 5/15/44	1,600	1,680,626
3.00%, 11/15/44	4,500	4,401,913
2.50%, 2/15/45	4,500	3,960,360
3.00%, 5/15/45	3,500	3,430,000
U.S. Treasury Notes:
0.63%, 8/15/16	5,500	5,515,466
0.63%, 10/15/16	7,000	7,018,592
4.63%, 11/15/16	250	264,277
0.50%, 11/30/16	5,000	5,003,125
2.75%, 11/30/16	5,135	5,299,880
0.63%, 12/15/16	4,000	4,008,124
0.88%, 12/31/16	9,750	9,807,125
3.25%, 12/31/16	4,500	4,685,976
0.88%, 1/31/17	7,600	7,642,157
0.63%, 2/15/17	15,200	15,220,186
4.63%, 2/15/17	3,650	3,891,243
0.88%, 2/28/17	2,950	2,965,903
1.00%, 3/31/17	5,000	5,038,280
0.88%, 4/15/17	4,000	4,021,248
0.63%, 5/31/17	16,500	16,497,426
2.75%, 5/31/17	5,000	5,203,515
0.75%, 6/30/17	1,510	1,512,949
2.50%, 6/30/17	3,280	3,401,206
0.88%, 7/15/17	4,000	4,016,564
0.50%, 7/31/17	900	896,836
4.75%, 8/15/17	3,800	4,125,671
0.63%, 8/31/17	5,521	5,511,509
1.88%, 8/31/17	1,870	1,916,896
1.00%, 9/15/17	9,000	9,052,029
1.88%, 10/31/17	5,000	5,126,955
0.88%, 11/15/17	14,000	14,026,250
2.25%, 11/30/17	7,000	7,243,908
1.00%, 12/15/17	8,344	8,379,854
2.63%, 1/31/18	2,000	2,090,156
1.00%, 2/15/18	4,500	4,513,360
0.75%, 2/28/18	4,500	4,482,072
2.75%, 2/28/18	1,300	1,363,375
1.00%, 3/15/18	5,000	5,011,720
0.75%, 4/15/18	9,000	8,952,894
0.63%, 4/30/18	1,500	1,486,524
2.63%, 4/30/18	5,000	5,234,765
1.00%, 5/15/18	7,000	7,007,658
4.00%, 8/15/18	500	546,172
1.38%, 9/30/18	2,400	2,419,874
1.25%, 10/31/18	700	702,407
1.75%, 10/31/18	2,250	2,295,176
1.38%, 12/31/18	4,030	4,052,983
1.50%, 12/31/18	4,815	4,862,399
1.25%, 1/31/19	6,400	6,401,997
1.63%, 3/31/19	1,500	1,517,930
1.25%, 4/30/19	4,300	4,290,256
1.13%, 5/31/19	1,880	1,864,725
1.00%, 6/30/19	2,000	1,971,406
1.63%, 6/30/19	2,000	2,018,906
0.88%, 7/31/19	1,500	1,468,946
1.00%, 8/31/19	2,300	2,260,109
1.63%, 8/31/19	2,000	2,016,094

See Notes to Financial Statements.

38	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Notes (concluded)
3.38%, 11/15/19	$3,100	$3,346,788
1.50%, 11/30/19	6,500	6,501,014
1.13%, 12/31/19	4,750	4,666,504
1.63%, 12/31/19	12,500	12,551,762
1.38%, 1/31/20	750	744,141
3.63%, 2/15/20	2,500	2,730,272
1.25%, 2/29/20	6,200	6,108,451
1.38%, 2/29/20	5,700	5,650,570
1.13%, 3/31/20	1,500	1,467,422
1.13%, 4/30/20	2,700	2,637,984
1.38%, 4/30/20	6,200	6,132,184
1.38%, 5/31/20	4,400	4,347,750
1.63%, 6/30/20	3,500	3,499,727
2.00%, 7/31/20	3,500	3,558,789
2.63%, 8/15/20	750	784,277
2.13%, 8/31/20	4,000	4,085,312
1.75%, 10/31/20	500	500,235
2.00%, 11/30/20	8,300	8,403,750
2.38%, 12/31/20	1,500	1,546,289
2.13%, 1/31/21	2,800	2,846,374
3.63%, 2/15/21	2,310	2,534,322
2.00%, 2/28/21	7,700	7,768,576
2.25%, 3/31/21	7,500	7,661,715
2.00%, 8/31/21	4,500	4,514,764
2.13%, 9/30/21	4,900	4,949,000
2.00%, 11/15/21	3,700	3,706,649
1.88%, 11/30/21	11,000	10,928,676
2.13%, 12/31/21	7,000	7,054,684
1.50%, 1/31/22	6,000	5,808,750
2.00%, 2/15/22	1,500	1,499,766
1.75%, 3/31/22	9,100	8,935,062
1.75%, 4/30/22	4,000	3,925,000
2.13%, 6/30/22	4,500	4,518,985
1.63%, 11/15/22	1,000	966,641
1.75%, 5/15/23	1,000	967,266
2.75%, 11/15/23	2,500	2,598,828
2.50%, 5/15/24	2,300	2,339,351
2.38%, 8/15/24	7,500	7,540,432
2.25%, 11/15/24	8,980	8,925,276
2.00%, 2/15/25	6,500	6,315,153
2.13%, 5/15/25	3,100	3,043,812
Total U.S. Treasury Obligations — 36.6%		509,270,494

Preferred Securities	Par (000)	Value
Capital Trust
Insurance — 0.0%
The Chubb Corp., 6.00%, 5/11/37	$50	$61,763
Total Preferred Securities — 0.0%		61,763
Total Long-Term Investments (Cost — $1,385,977,219) — 99.6%		1,385,965,460

Short-Term Securities	Shares
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17%, (b)(h)	262,404,011	262,404,011
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13%, (b)(h)(i)	78,000	78,000
Total Short-Term Securities (Cost — $262,482,011) — 18.8%		262,482,011
Total Investments Before TBA Sale Commitments (Cost — $1,648,459,230) — 118.4%		1,648,447,471

TBA Sale Commitments (g)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/16/30-7/14/45	500	(507,929)
3.50%, 7/14/45	800	(824,250)
4.00%, 7/16/30-7/14/45	1,202	(1,270,259)
4.50%, 7/16/30-7/14/45	750	(800,547)
5.00%, 7/14/45	500	(552,344)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/20/45	3,714	(3,749,399)
4.00%, 7/20/45	854	(904,840)
Total TBA Sale Commitments (Proceeds — $8,553,890) — (0.6)%		(8,609,568)
Total Investments, Net of TBA Sale Commitments — 117.8%		1,639,837,903
Liabilities in Excess of Other Assets — (17.8)%		(247,283,550)

Net Assets — 100.0%		$1,392,554,353

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

See Notes to Financial Statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	39

Schedule of Investments (continued)	U.S. Total Bond Index Master Portfolio

(b)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares/ Par Held at December 31, 2014	Shares/Par Purchased		Shares/Par Sold	Shares/ Par Held at June 30, 2015	Value at June 30, 2015	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	251,106,435	11,297,576	[1]	—	262,404,011	$262,404,011	$225,642
BlackRock Cash Funds: Prime, SL Agency Shares	—	78,000	[1]	—	78,000	$78,000	$1,283	[2]
PNC Bank NA, 2.20%, 1/28/19	$500,000	—		—	$500,000	$502,394	$5,500
PNC Bank NA, 2.25%, 7/02/19	$350,000	—		—	$350,000	$348,851	$3,938
PNC Bank NA, 2.30%, 6/01/20	$—	$500,000			$500,000	$496,852	—
PNC Bank NA, 2.95%, 1/30/23	$250,000	—		—	$250,000	$241,873	$3,688
PNC Funding Corp., 5.63%, 2/01/17	$150,000	—		—	$150,000	$159,408	$4,219
PNC Funding Corp., 3.30%, 3/08/22	$150,000	—		—	$150,000	$152,556	$2,475
[1] Represents net shares purchased.

[2]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(c)	Security, or a portion of security, is on loan.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Security is perpetual in nature and has no stated maturity date.

(g)	Represents or includes a To-be-announced (“TBA”) transaction as of June 30, 2015. Unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$17,312,920	$(8,408)
Citigroup Global Markets, Inc.	$15,426,228	$27,999
Credit Suisse Securities (USA) LLC	$93,924,299	$219,951
Deutsche Bank Securities, Inc.	$18,535,206	$49,004
Goldman Sachs & Co.	$18,943,006	$8,003
Jeffries and Co.	$311,203	$797
J.P. Morgan Securities LLC	$22,728,338	$(20,183)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$10,112,224	$58,700
Morgan Stanley & Co. LLC	$7,968,747	$14,739
Nomura Securities International, Inc.	$29,523,726	$103,854
RBC Capital Markets, LLC	$1,599,892	$2,763
S.G. Americas	$1,750,810	$2,922
Wells Fargo Securities, LLC	$3,156,730	$1,825

(h)	Represents the current yield as of report date.

(i)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

40	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Schedule of Investments (concluded)	U.S. Total Bond Index Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Asset-Backed Securities	—	$6,581,815	—	$6,581,815
Corporate Bonds	—	353,332,739	—	353,332,739
Foreign Agency Obligations	—	47,100,922	—	47,100,922
Municipal Bonds	—	11,681,048	—	11,681,048
Non-Agency Mortgage-Backed Securities	—	20,392,986	—	20,392,986
Preferred Securities	—	61,763	—	61,763
U.S. Government Sponsored Agency Securities	—	437,543,693	—	437,543,693
U.S. Treasury Obligations	—	509,270,494	—	509,270,494
Short-Term Securities:
Money Market Funds	$262,482,011	—	—	262,482,011
Liabilities:
Investments:
TBA Sale Commitments	—	(8,609,568)	—	(8,609,568)

Total	$262,482,011	$1,377,355,892	—	$1,639,837,903

[1] See above Schedule of Investments for values in each sector and industry.

The Master Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Cash received as collateral for TBA commitments		$(18,000)	—	$(18,000)
Collateral on securities loaned at value	—	(78,000)	—	(78,000)

Total	—	$(96,000)	—	$(96,000)

For the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	41

Statement of Assets and Liabilities	U.S. Total Bond Index Master Portfolio

June 30, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $75,672) (cost — $1,384,075,650)	$1,384,063,526
Investments at value — affiliated (cost — $264,383,580)	264,383,945
Receivables:
Contributions from investors	10,655,054
Investments sold	8,890,811
TBA sale commitments	8,553,890
Interest	6,926,481
Principal paydowns	5,453
Securities lending income — affiliated	193

Total assets	1,683,479,353

Liabilities
Collateral on securities loaned at value	78,000
TBA sale commitments at value (proceeds — $8,553,890)	8,609,568
Cash received as collateral for TBA commitments	18,000
Payables:
Investments purchased	273,850,455
Withdrawals to investors	8,326,774
Investment advisory fees	23,752
Trustees’ fees	6,022
Other accrued expenses	12,429

Total liabilities	290,925,000

Net Assets	$1,392,554,353

Net Assets Consist of
Investors’ capital	$1,392,621,790
Net unrealized appreciation (depreciation)	(67,437)

Net Assets	$1,392,554,353

See Notes to Financial Statements.

42	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Statement of Operations	U.S. Total Bond Index Master Portfolio

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Interest	$12,225,585
Interest — affiliated	245,462
Securities lending — affiliated — net	1,283
Foreign taxes withheld	(172)

Total income	12,472,158

Expenses
Investment advisory	433,601
Independent Trustees	19,367
Professional	18,823

Total expenses	471,791
Less fees waived by the Manager	(128,397)

Total expenses after fees waived	343,394

Net investment income	12,128,764

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	1,648,996
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(17,109,349)
Investments — affiliated	(4,642)

(17,113,991)

Net realized and unrealized loss	(15,464,995)

Net Increase in Net Assets Resulting from Operations	$(3,336,231)

See Notes to Financial Statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	43

Statements of Changes in Net Assets	U.S. Total Bond Index Master Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$12,128,764	$20,593,194
Net realized gain	1,648,996	14,296,029
Net change in unrealized appreciation (depreciation)	(17,113,991)	31,803,664

Net increase (decrease) in net assets resulting from operations	(3,336,231)	66,692,887

Capital Transactions
Proceeds from contributions	307,497,084	924,146,923
Value of withdrawals	(104,099,437)	(732,116,664)

Net increase in net assets derived from capital transactions	203,397,647	192,030,259

Net Assets
Total increase in net assets	200,061,416	258,723,146
Beginning of period	1,192,492,937	933,769,791

End of period	$1,392,554,353	$1,192,492,937

See Notes to Financial Statements.

44	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Financial Highlights	U.S. Total Bond Index Master Portfolio

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Total Return
Total return	(0.15)%	5.98%	(2.23)%	4.06%	7.67%	6.94%

Ratios to Average Net Assets
Total expenses	0.07%	0.09%	0.09%	0.09%	0.13%	0.10%

Total expenses after fees waived	0.05%	0.07%	0.08%	0.08%	0.08%	0.08%

Net investment income	1.84%	1.76%	1.63%	1.86%	3.36%	3.80%

Supplemental Data
Net assets, end of period (000)	$1,392,554	$1,192,493	$933,770	$481,572	$127,484	$98,489

Portfolio turnover rate[1,2]	191%	476%	417%	436%	122%	59%

[1]	Portfolio turnover rate includes TBA transactions, if any.

[2]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	133%	244%	214%	231%	121%

See Notes to Financial Statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	45

Notes to Financial Statements (Unaudited)	U.S. Total Bond Index Master Portfolio

1. Organization:

U.S. Total Bond Index Master Portfolio (the “Master Portfolio”) (formerly known as Bond Index Master Portfolio), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., TBA sale commitments) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

46	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Notes to Financial Statements (continued)	U.S. Total Bond Index Master Portfolio

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	47

Notes to Financial Statements (continued)	U.S. Total Bond Index Master Portfolio

Capital Trusts and Trust Preferred Securities: The Master Portfolio may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Master Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, TBA commitments may be entered into by the Master Portfolio under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Master Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Typically, the Master Portfolio is permitted to sell, repledge or use the collateral they receive; however, the counterparty is not permitted to do so. To the extent amounts due to the Master Portfolio are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified corporate bond in the Master Portfolio’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

48	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Notes to Financial Statements (continued)	U.S. Total Bond Index Master Portfolio

As of June 30, 2015, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$75,672	$(75,672)	—

[1]

Collateral with a value of $78,000 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.04%. Prior to April 30, 2015, the annual rate as a percentage of average daily net assets was 0.08%.

MIP entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. For the six months ended June 30, 2015, the amount waived was $90,207.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2016. The amount of the waiver, if any, is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2015, the Manager waived $38,190 pursuant to the agreement.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% (the “collateral investment fees”).

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	49

Notes to Financial Statements (continued)	U.S. Total Bond Index Master Portfolio

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2015, the Master Portfolio paid BTC $51 in total for securities lending agent services and collateral investment fees.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$2,523,549,175	$2,406,834,007
U.S. Government Securities	165,258,186	80,498,002

For the six months ended June 30, 2015, purchases and sales related to mortgage dollar rolls were $753,549,920 and $754,898,165, respectively.

6. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,648,495,611

Gross unrealized appreciation	$12,382,354
Gross unrealized depreciation	(12,430,494)

Net unrealized depreciation	$(48,140)

7. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than

50	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Notes to Financial Statements (concluded)	U.S. Total Bond Index Master Portfolio

0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Master Portfolio did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	51

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of U.S. Total Bond Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. BlackRock U.S. Total Bond Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and /or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio and/or the Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in

52	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Disclosure of Investment Advisory Agreement (continued)

funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper1, as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2016. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage;

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	53

Disclosure of Investment Advisory Agreement (continued)

portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Portfolio’s gross performance (before expenses and fees), as agreed upon by the Board, was out of tolerance, within tolerance, and within tolerance of its benchmark, respectively. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the Portfolio.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data

54	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Disclosure of Investment Advisory Agreement (continued)

provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the Portfolio’s total expense ratio ranked in the third and first quartiles, respectively, relative to the Portfolio’s Expense Peers. The Board noted that BlackRock proposed, and the Board agreed to, a contractual reduction of the Master Portfolio’s advisory fee. This advisory fee reduction was implemented on April 30, 2015. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio/Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	55

Disclosure of Investment Advisory Agreement (concluded)

Conclusion

The Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

56	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust/MIP and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust/MIP.

Effective May 18, 2015, Ian MacKinnon resigned as a Trustee of the Trust/MIP.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 400 Howard Street San Francisco, CA 94105

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	57

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

58	BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK U.S. TOTAL BOND INDEX FUND	JUNE 30, 2015	59

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BINF-6/15-SAR

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds III

➢	BlackRock Cash Funds: Institutional
➢	BlackRock Cash Funds: Prime
➢	BlackRock Cash Funds: Treasury

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	JUNE 30, 2015

The Markets in Review

Dear Shareholder,

During the 12-month period ended June 30, 2015, market volatility increased from the remarkably low levels seen in recent years, although it remained below the historical average. In the middle of 2014, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. The U.S. economy, however, was showing improvement, which made investors concerned that the U.S. Federal Reserve (the “Fed”) would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows.

In the fourth quarter, U.S. growth picked up considerably while the broader global economy showed more signs of slowing. This, combined with rising global risks, drove investors to the relative stability of U.S. assets. International markets continued to struggle even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries despite their persistently low yields, which had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path. However, meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The period ended on a downbeat, but temporary, note as Greece’s long-brewing debt troubles came to an impasse. As the drama unfolded around the tumultuous negotiations between Greece and its creditors, investors feared the possibility of Greece leaving the euro zone and the impact such an event might have on global markets. Most asset classes broadly sold off, especially in Europe, even while macroeconomic and company fundamentals continued to improve.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.23%	7.42%
U.S. small cap equities (Russell 2000® Index)	4.75	6.49
International equities (MSCI Europe, Australasia, Far East Index)	5.52	(4.22)
Emerging market equities (MSCI Emerging Markets Index)	2.95	(5.12)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.51)	3.79
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.86
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.53	(0.39)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the Six-Month Period Ended June 30, 2015

The Federal Open Market Committee (the “FOMC”) left the federal funds rate unchanged at the target range of 0.00% to 0.25% throughout the first half of 2015. The FOMC’s statement at the conclusion of the March 18th meeting read “that an increase in the target range for the federal funds rate remains unlikely at the April Committee meeting,” but the FOMC “anticipates that it will be appropriate to raise the target range when it sees further improvement in the labor market.” This language marked a departure from previous statements in which the FOMC said “it can be patient in beginning to normalize the stance of monetary policy.” The removal of the word “patient” was viewed by the market as a small but meaningful step toward the beginning of higher rates.

As the period progressed, economic growth appeared to rebound from the soft patch caused by temporary factors earlier in the year. While the FOMC acknowledged at their June 17th meeting that “the underutilization of labor resources diminished somewhat,” continued weakness in broad inflation measures prompted the FOMC to remain patient in regard to raising interest rates. Several Federal Reserve (“Fed”) officials subsequently indicated that the September meeting continues to be the likely date for a “lift-off” of the anticipated rate hiking cycle if economic activity accelerates as expected. This outlook, however, is becoming increasingly clouded by events in overseas markets. Specifically, the FOMC could forestall the beginning of the normalization of monetary policy should U.S. markets be materially affected by the recent turmoil in Greece, Puerto Rico or China.

Chairwoman Yellen followed the release of the June statement with a scheduled press conference in which she further clarified the FOMC’s views. While Ms. Yellen did say she expects the FOMC will raise rates in 2015, she stated that the decision would be driven by economic data and played down the importance of timing. She stressed that the date of the first rate increase is less important than the trajectory of subsequent increases, affirming that the tightening cycle would be “gradual” and not follow a “mechanical formula.”

In the eurozone, the European Central Bank (“ECB”) elected to maintain its deposit rate at a negative 0.20%. At the ECB’s most recent meeting, President Mario Draghi said that he expects the economic recovery in the eurozone to broaden as easier credit conditions, a lower euro and cheaper oil have added to the pace of growth. The ECB forecasted eurozone growth rates at 1.5% for the year 2015 and 1.9% in 2016. Regarding Greece, Mario Draghi said that the “situation is in evolution” and that the ECB will continue to “monitor the situation very closely.”

London Interbank Offered Rates (“LIBOR”) moved higher over the period amid speculation of a possible rate hike from the FOMC in mid- to late-2015. The benchmark three-month LIBOR ended the period at 0.283%, which is nearly three basis points (0.03%) higher than it had been six months prior.

After an extended period of calm conditions, the short-term tax-exempt market began to show weakness as April 15 personal income tax payments due were much larger than expected, forcing significant outflows from money market mutual funds. In order to satisfy the large amount of shareholder withdrawals, money funds broadly sold variable rate demand notes (“VRDNs”) back to dealers, causing dealer inventories to swell. As supply increased, the rates on VRDNs moved higher for the first time in 2015. After remaining at its all-time low of 0.02% for nearly the entire first quarter of 2015, the benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt VRDNs, moved higher in April and touched a recent high of 0.11% in late April and May. The month of June, however, ushered some demand back into the VRDN market as money funds sought to quickly reinvest the seasonal inflows of bond coupons from their holdings. The SIFMA Index dropped to 0.07% by June 30; which still seemed relatively generous given that the average rate for the overall 6-month period ended June 30 was only 0.05%. (The SIFMA Index is a highly relevant measure for tax-exempt money market mutual funds because VRDNs make up the bulk of their assets.)

Given the continued improvement in the fiscal health of state and local municipal issuers, their need for short-term borrowing declined for the fifth consecutive year, resulting in a lower supply of one-year fixed-rate notes in the municipal market and keeping one-year rates relatively low. However, expectations for a federal funds rate hike before the year ends have caused some upward pressure, albeit modest, on one-year rates. Consequently, the Municipal Market Advisors AAA General Obligation One-Year Index yield increased from 0.19% on January 1, 2015 to 0.29% on June 30, 2015.

Municipal money fund investors continue to be very selective within one-year maturities. As the FOMC’s change in monetary policy remains on the horizon and fund investors face unprecedented money market fund reform, there is widespread desire to maintain defensive positioning with higher levels of liquidity and shorter weighted average maturities. We expect one-year levels to continue to move higher throughout the summer “note season,” when municipalities issue the bulk of their one-year tax and revenue anticipation notes. Thus, issuers will soon need to offer greater yield premiums to entice buyers to extend out to the full year maturity, which would cause the short-term municipal yield curve to steepen.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BLACKROCK FUNDS III	JUNE 30, 2015

Fund Information as of June 30, 2015

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Institutional’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

	7-Day SEC Yield	7-Day Yield
Aon Captives	0.05%	0.05%
Institutional	0.15%	0.15%
Select	0.08%	0.08%
SL Agency	0.18%	0.18%

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Prime’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

	7-Day SEC Yield	7-Day Yield
Capital	0.11%	0.11%
Institutional	0.13%	0.13%
Premium	0.08%	0.08%
SL Agency	0.16%	0.16%

BlackRock Cash Funds: Treasury

BlackRock Cash Funds: Treasury’s (the “Fund”) investment objective is to seek a high level of current income consistent with the preservation of capital and liquidity.

	7-Day SEC Yield	7-Day Yield
Institutional	0.00%	0.00%
SL Agency	0.00%	0.00%

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2015	5

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
BlackRock Cash Funds: Institutional	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
Aon Captives	$1,000.00	$1,000.20	$1.09	$1,000.00	$1,023.70	$1.10	0.22%
Institutional	$1,000.00	$1,000.70	$0.60	$1,000.00	$1,024.20	$0.60	0.12%
Select	$1,000.00	$1,000.30	$0.99	$1,000.00	$1,023.80	$1.00	0.20%
SL Agency	$1,000.00	$1,000.80	$0.45	$1,000.00	$1,024.35	$0.45	0.09%
BlackRock Cash Funds: Prime
Capital	$1,000.00	$1,000.50	$0.69	$1,000.00	$1,024.10	$0.70	0.14%
Institutional	$1,000.00	$1,000.60	$0.60	$1,000.00	$1,024.20	$0.60	0.12%
Premium	$1,000.00	$1,000.40	$0.84	$1,000.00	$1,023.95	$0.85	0.17%
SL Agency	$1,000.00	$1,000.80	$0.45	$1,000.00	$1,024.35	$0.45	0.09%
BlackRock Cash Funds: Treasury
Institutional	$1,000.00	$1,000.00	$0.40	$1,000.00	$1,024.40	$0.40	0.08%
SL Agency	$1,000.00	$1,000.00	$0.40	$1,000.00	$1,024.40	$0.40	0.08%

[1]

For each class of a Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because each Fund invests significantly in its corresponding Master Portfolio, the expense examples reflect the net expenses of both the Fund and the Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Assets
Investments at value — from the applicable Master Portfolio[1,2]	$36,934,601,430	$23,058,433,694	$5,215,933,782
Capital shares sold receivable	—	7	5

Total assets	36,934,601,430	23,058,433,701	5,215,933,787

Liabilities
Payables:
Income dividends	4,401,914	2,008,921	622
Administration fees	763,165	758,193	23,509
Professional fees	—	2,606	5,819
Distribution fees	657	—	—
Contributions to the Master Portfolio	—	7	5

Total liabilities	5,165,736	2,769,727	29,955

Net Assets	$36,929,435,694	$23,055,663,974	$5,215,903,832

Net Assets Consist of
Paid-in capital	$36,927,101,089	$23,054,896,098	$5,215,823,371
Undistributed net investment income	—	3,950	—
Accumulated net realized gain	2,334,605	763,926	80,461

Net Assets	$36,929,435,694	$23,055,663,974	$5,215,903,832

[1] Investments at cost — affiliated	$36,934,601,430	$23,058,433,694	$5,215,933,782

[2] Money Market Master Portfolio, Prime Money Market Master Portfolio, and Treasury Money Market Master Portfolio (each, a “Master Portfolio”), respectively.

Net Asset Value
Aon Captives:
Net assets	$8,000,203	—	—

Shares outstanding[3]	7,999,986	—	—

Net asset value	$1.00	—	—

Capital:
Net assets	—	$1,475,876,104	—

Shares outstanding[3]	—	1,475,833,879	—

Net asset value	—	$1.00	—

Institutional:
Net assets	$3,413,781,613	$10,021,767,133	$3,903

Shares outstanding[3]	3,413,688,829	10,021,480,477	3,904

Net asset value	$1.00	$1.00	$1.00

Premium:
Net assets	—	$1,240,488,261	—

Shares outstanding[3]	—	1,240,452,768	—

Net asset value	—	$1.00	—

Select:
Net assets	$5,389	—	—

Shares outstanding[3]	5,389	—	—

Net asset value	$1.00	—	—

SL Agency:
Net assets	$33,507,648,489	$10,317,532,476	$5,215,899,929

Shares outstanding[3]	33,506,737,671	10,317,237,351	5,215,819,469

Net asset value	$1.00	$1.00	$1.00

[3] Unlimited number of shares authorized, no par value.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	7

Statements of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Investment Income
Net investment income allocated from the applicable Master Portfolio:
Interest	$52,907,213	$27,195,629	$829,960
Expenses	(20,933,759)	(11,300,991)	(1,013,342)
Fees waived	6,485,167	3,497,243	327,700

Total income	38,458,621	19,391,881	144,318

Fund Expenses
Administration — class specific	4,587,422	4,502,130	198,225
Professional	6,697	6,698	6,697
Distribution — Aon Captives	3,967	—	—
Miscellaneous	325	325	325

Total expenses	4,598,411	4,509,153	205,247
Less administration fees waived — class specific	(4)	(113)	(90,822)
Less fees reimbursed by the administrator	(6,697)	(6,698)	(6,697)

Total expenses after fees waived and/or reimbursed	4,591,710	4,502,342	107,728

Net investment income	33,866,911	14,889,539	36,590

Realized Gain Allocation from the Master Portfolios
Net realized gain from investments	1,055,535	415,819	72,803

Net Increase in Net Assets Resulting from Operations	$34,922,446	$15,305,358	$109,393

See Notes to Financial Statements.

8	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Changes in Net Assets

	BlackRock Cash Funds: Institutional
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$33,866,911	$56,132,730
Net realized gain	1,055,535	3,084,717

Net increase in net assets resulting from operations	34,922,446	59,217,447

Distributions to Shareholders From[1]
Net investment income:
Aon Captives	(1,452)	(479)
Institutional	(2,136,726)	(2,429,848)
Select	(10)	(62)
SL Agency	(31,728,723)	(53,702,341)
Net realized gain:
Aon Captives	—	(667)
Institutional	—	(179,314)
Select	—	(9)
SL Agency	—	(3,240,008)

Decrease in net assets resulting from distributions to shareholders	(33,866,911)	(59,552,728)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(3,079,621,560)	(675,694,893)

Net Assets
Total decrease in net assets	(3,078,566,025)	(676,030,174)
Beginning of period	40,008,001,719	40,684,031,893

End of period	$36,929,435,694	$40,008,001,719

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	9

Statements of Changes in Net Assets

	BlackRock Cash Funds: Prime
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$14,889,539	$15,551,904
Net realized gain	415,819	728,334

Net increase in net assets resulting from operations	15,305,358	16,280,238

Distributions to Shareholders From[1]
Net investment income:
Capital	(1,024,818)	(875,180)
Institutional	(5,291,597)	(5,326,684)
Premium	(462,218)	(588,278)
Select	(279)	(74)
SL Agency	(8,110,627)	(8,761,688)
Net realized gain:
Capital	—	(66,763)
Institutional	—	(221,109)
Premium	—	(49,476)
Select	—	(42)
SL Agency	—	(312,573)
Trust	—	(37)

Decrease in net assets resulting from distributions to shareholders	(14,889,539)	(16,201,904)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	362,925,538	5,582,620,700

Net Assets
Total increase in net assets	363,341,357	5,582,699,034
Beginning of period	22,692,322,617	17,109,623,583

End of period	$23,055,663,974	$22,692,322,617

Undistributed net investment income, end of period	$3,950	$3,950

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Changes in Net Assets

	BlackRock Cash Fund: Treasury
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$36,590	—
Net realized gain	72,803	$59,659

Net increase in net assets resulting from operations	109,393	59,659

Distributions to Shareholders From[1]
Net investment income:
SL Agency	(36,590)	—
Net realized gain:
Capital	—	(12)
Select	—	(97)
SL Agency	—	(58,648)
Trust	—	(257)

Decrease in net assets resulting from distributions to shareholders	(36,590)	(59,014)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	2,830,040,409	800,572,506

Net Assets
Total increase in net assets	2,830,113,212	800,573,151
Beginning of period	2,385,790,620	1,585,217,469

End of period	$5,215,903,832	$2,385,790,620

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	11

Financial Highlights	BlackRock Cash Funds: Institutional

	Aon Captives
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0002		0.0000	[1]	0.0005		0.0012		0.0008		0.0012
Net realized gain	0.0000	[1]	0.0001		0.0000	[1]	—		—		—

Net increase from investment operations	0.0002		0.0001		0.0005		0.0012		0.0008		0.0012

Distributions from:[2]
Net investment income	(0.0002)		(0.0000)[3]		(0.0005)		(0.0012)		(0.0008)		(0.0012)
Net realized gain	—		(0.0001)		(0.0000)[3]		—		—		—

Total distributions	(0.0002)		(0.0001)		(0.0005)		(0.0012)		(0.0008)		(0.0012)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.02%	[5]	0.01%		0.05%		0.12%		0.08%		0.12%

Ratios to Average Net Assets[6]
Total expenses	0.22%	[7,8]	0.22%	[8]	0.22%	[8]	0.22%	[8]	0.22%	[8]	0.25%

Total expenses after fees waived and/or reimbursed	0.22%	[7,8]	0.22%	[8]	0.22%	[8]	0.22%	[8]	0.22%	[8]	0.22%

Net investment income	0.04%	[7,8]	0.01%	[8]	0.04%	[8]	0.12%	[8]	0.07%	[8]	0.11%

Supplemental Data
Net assets, end of period (000)	$8,000		$7,999		$9,166		$11,003		$9,167		$59,237

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

12	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

Capital
Period January 1, 2010 to December 1, 2010[1]

Per Share Operating Performance
Net asset value, beginning of period	$1.00

Net investment income	0.0018
Distributions from net investment income[2]	(0.0018)

Net asset value, end of period	$1.00

Total Return[3]
Based on net asset value	0.18%	[4]

Ratios to Average Net Assets[5]
Total expenses	0.17%	[6,7]

Total expenses after fees waived.	0.14%	[6,7]

Net investment income	0.18%	[6,7]

Supplemental Data
Net assets, end of period (000)	—	[1]

[1]

There were no Capital Shares outstanding from December 2, 2010 through December 31, 2010 and during the fiscal years ended December 31, 2011, December 31, 2012, December 31, 2013, December 31, 2014 and the six months ended June 30, 2015.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	13

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0007		0.0010		0.0015		0.0022		0.0018		0.0022
Net realized gain	0.0000	[1]	0.0001		0.0000	[1]	—		—		—

Net increase from investment operations	0.0007		0.0011		0.0015		0.0022		0.0018		0.0022

Distributions from:[2]
Net investment income	(0.0007)		(0.0010)		(0.0015)		(0.0022)		(0.0018)		(0.0022)
Net realized gain	—		(0.0001)		(0.0000)[3]		—		—		—

Total distributions	(0.0007)		(0.0011)		(0.0015)		(0.0022)		(0.0018)		(0.0022)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.07%	[5]	0.11%		0.15%		0.22%		0.18%		0.22%

Ratios to Average Net Assets[6]
Total expenses	0.12%	[7,8]	0.12%	[8]	0.12%	[8]	0.12%	[8]	0.12%	[8]	0.15%

Total expenses after fees waived and/or reimbursed	0.12%	[7,8]	0.12%	[8]	0.12%	[8]	0.12%	[8]	0.12%	[8]	0.12%

Net investment income	0.14%	[7,8]	0.11%	[8]	0.14%	[8]	0.22%	[8]	0.17%	[8]	0.22%

Supplemental Data
Net assets, end of period (000)	$3,413,782		$2,251,121		$2,802,911		$1,211,912		$1,089,872		$1,076,268

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

14	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

Premium
Period October 12, 2012 to October 17, 2012[1]	Period January 1, 2010 to November 11, 2010[2]

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00

Net investment income	0.0000	[3]	0.0003
Distributions from net investment income[4]	(0.0000)[5]		(0.0003)

Net asset value, end of period	$1.00		$1.00

Total Return[6]
Based on net asset value	0.00%	[7]	0.03%	[7]

Ratios to Average Net Assets[8]
Total expenses	0.17%	[9,10]	0.20%	[9,10]

Total expenses after fees waived	0.17%	[9,10]	0.17%	[9,10]

Net investment income	0.19%	[9,10]	0.10%	[9,10]

Supplemental Data
Net assets, end of period (000)	—	[1]	—	[2]

[1]

There were no Premium Shares outstanding during the fiscal years ended December 31, 2012, December 31, 2013, December 31, 2014 and the six months ended June 30, 2015, except for the period from October 12, 2012 through October 17, 2012.

[2]	There were no Premium Shares outstanding from November 12, 2010 through December 31, 2010 and during the fiscal year ended December 31, 2011.

[3]	Amount is less than $0.00005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.00005) per share.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended November 11, 2010, which includes gross expenses.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	15

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Select
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0003		0.0002		0.0007		0.0014		0.0010		0.0014
Net realized gain	0.0000	[1]	0.0001		0.0000	[1]	—		—		—

Net increase from investment operations	0.0003		0.0003		0.0007		0.0014		0.0010		0.0014

Distributions from:[2]
Net investment income	(0.0003)		(0.0002)		(0.0007)		(0.0014)		(0.0010)		(0.0014)
Net realized gain	—		(0.0001)		(0.0000)[3]		—		—		—

Total distributions	(0.0003)		(0.0003)		(0.0007)		(0.0014)		(0.0010)		(0.0014)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.03%	[5]	0.03%		0.07%		0.14%		0.10%		0.14%

Ratios to Average Net Assets[6]
Total expenses	0.22%	[7,8]	0.22%	[8]	0.22%	[8]	0.22%	[8]	0.22%	[8]	0.25%

Total expenses after fees waived and/or reimbursed	0.20%	[7,8]	0.20%	[8]	0.20%	[8]	0.20%	[8]	0.20%	[8]	0.20%

Net investment income	0.06%	[7,8]	0.03%	[8]	0.06%	[8]	0.14%	[8]	0.09%	[8]	0.13%

Supplemental Data
Net assets, end of period (000)	$5		$109		$4,324		$11,459		$44,788		$29,944

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	SL Agency
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0008		0.0013		0.0018		0.0025		0.0021		0.0025
Net realized gain	0.0000	[1]	0.0001		0.0000	[1]	—		—		—

Net increase from investment operations	0.0008		0.0014		0.0018		0.0025		0.0021		0.0025

Distributions from:[2]
Net investment income	(0.0008)		(0.0013)		(0.0018)		(0.0025)		(0.0021)		(0.0025)
Net realized gain	—		(0.0001)		(0.0000)[3]		—		—		—

Total distributions	(0.0008)		(0.0014)		(0.0018)		(0.0025)		(0.0021)		(0.0025)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.08%	[5]	0.14%		0.18%		0.25%		0.21%		0.25%

Ratios to Average Net Assets[6]
Total expenses	0.09%	[7,8]	0.09%	[8]	0.09%	[8]	0.09%	[8]	0.09%	[8]	0.12%

Total expenses after fees waived and/or reimbursed	0.09%	[7,8]	0.09%	[8]	0.09%	[8]	0.09%	[8]	0.09%	[8]	0.09%

Net investment income	0.17%	[7,8]	0.14%	[8]	0.17%	[8]	0.25%	[8]	0.20%	[8]	0.24%

Supplemental Data
Net assets, end of period (000)	$33,507,648		$37,748,773		$37,867,084		$33,350,562		$26,815,279		$17,938,932

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[7]	Annualized

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	17

Financial Highlights (concluded)	BlackRock Cash Funds: Institutional

	Trust
	Period January 1, 2014 to November 10, 2014[1]		Year Ended December 31,
			2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0000	[2]	0.0001		0.0000	[2]	0.0001		0.0001
Net realized gain	0.0000	[2]	0.0000	[2]	—		—		—

Net increase from investment operations	0.0000		0.0001		0.0000		0.0001		0.0001

Distributions from:[3]
Net investment income	(0.0000)[4]		(0.0001)		(0.0000)[4]		(0.0001)		(0.0001)
Net realized gain	(0.0000)[4]		(0.0000)[4]		—		—		—

Total distributions	(0.0000)		(0.0001)		(0.0000)		(0.0001)		(0.0001)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[5]
Based on net asset value	0.00%	[6]	0.01%		—		0.01%		0.01%

Ratios to Average Net Assets[7]
Total expenses	0.45%	[8,9]	0.45%	[9]	0.45%	[9]	0.45%	[9]	0.48%

Total expenses after fees waived and/or reimbursed	0.22%	[8,9]	0.28%	[9]	0.34%	[9]	0.29%	[9]	0.31%

Net investment income	0.00%	[8,9]	0.00%	[9]	0.00%	[9]	0.00%	[9]	0.01%

Supplemental Data
Net assets, end of period (000)	—	[1]	$547		$8,215		$10,640		$7,776

[1]	There were no Trust Shares outstanding from November 11, 2014 through December 31, 2014 and the six months ended June 30, 2015.

[2]	Amount is less than $0.00005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.00005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	BlackRock Cash Funds: Prime

	Capital
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0005		0.0007		0.0011		0.0018		0.0014		0.0018
Net realized gain	0.0000	[1]	0.0000	[1]	0.0000	[1]	—		—		—

Net increase from investment operations	0.0005		0.0007		0.0011		0.0018		0.0014		0.0018

Distributions from:[2]
Net investment income	(0.0005)		(0.0007)		(0.0011)		(0.0018)		(0.0014)		(0.0018)
Net realized gain	—		(0.0000)[3]		(0.0000)[3]		—		—		—

Total distributions	(0.0005)		(0.0007)		(0.0011)		(0.0018)		(0.0014)		(0.0018)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.05%	[5]	0.07%		0.11%		0.18%		0.14%		0.18%

Ratios to Average Net Assets[6]
Total expenses	0.14%	[7,8]	0.14%	[8]	0.14%	[8]	0.14%	[8]	0.14%	[8]	0.17%

Total expenses after fees waived and/or reimbursed	014%	[7,8]	0.14%	[8]	0.14%	[8]	0.14%	[8]	0.14%	[8]	0.14%

Net investment income	0.10%	[7,8]	0.07%	[8]	0.10%	[8]	0.18%	[8]	0.15%	[8]	0.17%

Supplemental Data
Net assets, end of period (000)	$1,475,876		$1,747,725		$1,472,926		$1,394,794		$456,657		$517,988

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	19

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0006		0.0009		0.0013		0.0020		0.0016		0.0020
Net realized gain	0.0000	[1]	0.0000	[1]	0.0000	[1]	—		—		—

Net increase from investment operations	0.0006		0.0009		0.0013		0.0020		0.0016		0.0020

Distributions from:[2]
Net investment income	(0.0006)		(0.0009)		(0.0013)		(0.0020)		(0.0016)		(0.0020)
Net realized gain	—		(0.0000)[3]		(0.0000)[3]		—		—		—

Total distributions	(0.0006)		(0.0009)		(0.0013)		(0.0020)		(0.0016)		(0.0020)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.06%	[5]	0.09%		0.13%		0.20%		0.16%		0.20%

Ratios to Average Net Assets[6]
Total expenses	0.12%	[7,8]	0.12%	[8]	0.12%	[8]	0.12%	[8]	0.12%	[8]	0.15%

Total expenses after fees waived and/or reimbursed	0.12%	[7,8]	0.12%	[8]	0.12%	[8]	0.12%	[8]	0.12%	[8]	0.12%

Net investment income	0.12%	[7,8]	0.09%	[8]	0.12%	[8]	0.20%	[8]	0.16%	[8]	0.20%

Supplemental Data
Net assets, end of period (000)	$10,021,767		$9,074,064		$5,269,961		$3,236,082		$2,282,923		$3,570,577

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the years ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Premium
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0004		0.0004		0.0008		0.0015		0.0011		0.0015
Net realized gain	0.0000	[1]	0.0000	[1]	0.0000	[1]	—		—		—

Net increase from investment operations	0.0004		0.0004		0.0008		0.0015		0.0011		0.0015

Distributions from:[2]
Net investment income	(0.0004)		(0.0004)		(0.0008)		(0.0015)		(0.0011)		(0.0015)
Net realized gain	—		(0.0000)[3]		(0.0000)[3]		—		—		—

Total distributions	(0.0004)		(0.0004)		(0.0008)		(0.0015)		(0.0011)		(0.0015)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.04%	[5]	0.04%		0.08%		0.15%		0.11%		0.15%

Ratios to Average Net Assets[6]
Total expenses	0.17%	[7,8]	0.17%	[8]	0.17%	[8]	0.17%	[8]	0.17%	[8]	0.20%

Total expenses after fees waived and/or reimbursed	0.17%	[7,8]	0.17%	[8]	0.17%	[8]	0.17%	[8]	0.17%	[8]	0.17%

Net investment income	0.07%	[7,8]	0.04%	[8]	0.07%	[8]	0.16%	[8]	0.11%	[8]	0.14%

Supplemental Data
Net assets, end of period (000)	$1,240,488		$1,254,768		$4,669,369		$3,481,506		$1,460,178		$1,232,743

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the years ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	21

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Select
	Six Months Ended June 30, 2015[1] (Unaudited)		Period January 1, 2014 to December 21, 2014[2]		Year Ended December 31,
					2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0000	[3]	0.0000	[3]	0.0005		0.0012		0.0008		0.0012
Net realized gain	0.0000	[3]	0.0000	[3]	0.0000	[3]	—		—		—

Net increase from investment operations	0.0000		0.0000		0.0005		0.0012		0.0008		0.0012

Distributions from:[4]
Net investment income	(0.0000)[5]		(0.0000)[5]		(0.0005)		(0.0012)		(0.0008)		(0.0012)
Net realized gain	—		(0.0000)[5]		(0.0000)[5]		—		—		—

Total distributions	(0.0000)		(0.0000)		(0.0005)		(0.0012)		(0.0008)		(0.0012)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[6]
Based on net asset value	0.00%	[7]	0.00%	[7]	0.05%		0.12%		0.09%		0.12%

Ratios to Average Net Assets[8]
Total expenses	0.22%	[9,10]	0.22%	[9,10]	0.22%	[10]	0.22%	[10]	0.22%	[10]	0.25%

Total expenses after fees waived and/or reimbursed	0.20%	[9,10]	0.20%	[9,10]	0.20%	[10]	0.20%	[10]	0.20%	[10]	0.20%

Net investment income	0.05%	[9,10]	0.00%	[9,10]	0.04%	[10]	0.12%	[10]	0.08%	[10]	0.12%

Supplemental Data
Net assets, end of period (000)	—	[1]	—	[2]	$90		$10,454		$69,779		$80,614

[1]

There were no Select Shares outstanding from January 1, 2015 through January 19, 2015, January 21, 2015 through February 17, 2015, February 20, 2015 through March 17, 2015, March 20, 2015 through April 19, 2015, April 22, 2015 through May 17, 2015, May 20, 2015 through June 18, 2015 and June 22, 2015 through June 30, 2015.

[2]	There were no Select Shares outstanding from November 11, 2014 through November 17, 2014, November 18, 2014 through December 18, 2014 and December 22, 2014 through December 31, 2014.

[3]	Amount is less than $0.00005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.00005) per share.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s annualized allocated fees waived of 0.03%.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	SL Agency
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0008		0.0012		0.0016		0.0023		0.0019		0.0023
Net realized gain	0.0000	[1]	0.0000	[1]	0.0000	[1]	—		—		—

Net increase from investment operations	0.0008		0.0012		0.0016		0.0023		0.0019		0.0023

Distributions from:[2]
Net investment income	(0.0008)		(0.0012)		(0.0016)		(0.0023)		(0.0019)		(0.0023)
Net realized gain	—		(0.0000)[3]		(0.0000)[3]		—		—		—

Total distributions	(0.0008)		(0.0012)		(0.0016)		(0.0023)		(0.0019)		(0.0023)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.08%	[5]	0.12%		0.16%		0.23%		0.19%		0.23%

Ratios to Average Net Assets[6]
Total expenses	0.09%	[7,8]	0.09%	[8]	0.09%	[8]	0.09%	[8]	0.09%	[8]	0.12%

Total expenses after fees waived	0.09%	[7,8]	0.09%	[8]	0.09%	[8]	0.09%	[8]	0.09%	[8]	0.09%

Net investment income	0.15%	[7,8]	0.12%	[8]	0.15%	[8]	0.23%	[8]	0.19%	[8]	0.22%

Supplemental Data
Net assets, end of period (000)	$10,317,532		$10,615,765		$5,689,192		$5,877,464		$4,830,517		$3,696,051

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	23

Financial Highlights (concluded)	BlackRock Cash Funds: Prime

	Trust
	Period January 1, 2014 to November 10, 2014[1]		Year Ended December 31,
			2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0000	[2]	0.0001		0.0000	[2]	0.0000	[2]	0.0001
Net realized gain	0.0000	[2]	0.0000	[2]	—		—		—

Net increase from investment operations	0.0000		0.0001		0.0000		0.0000		0.0001

Distributions from:[3]
Net investment income	(0.0000)[4]		(0.0001)		(0.0000)[4]		(0.0000)[4]		(0.0001)
Net realized gain	(0.0000)[4]		(0.0000)[4]		—		—		—

Total distributions	(0.0000)		(0.0001)		(0.0000)		(0.0000)		(0.0001)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[5]
Based on net asset value	0.00%	[6]	0.01%		0.00%		0.00%		0.01%

Ratios to Average Net Assets[7]
Total expenses	0.45%	[8,9]	0.45%	[9]	0.45%	[9]	0.45%	[9]	0.48%

Total expenses after fees waived and/or reimbursed	0.20%	[8,9]	0.24%	[9]	0.32%	[9]	0.28%	[9]	0.29%

Net investment income	0.00%	[8,9]	0.00%	[9]	0.00%	[9]	0.01%	[9]	0.01%

Supplemental Data
Net assets, end of period (000)	—	[1]	$8,086		$21,702		$29,657		$37,044

[1]	There were no Trust Shares outstanding from November 11, 2014 through December 31, 2014 and the six months ended June 30, 2015.

[2]	Amount is less than $0.00005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.00005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s annualized allocated fees waived of 0.03%.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	BlackRock Cash Funds: Treasury

	Capital
	Period January 1, 2014 to November 10, 2014[1]		Year Ended December 31,
			2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	—		0.0001		0.0002		0.0004		0.0007
Net realized gain	0.0000	[2]	0.0000	[2]	—		—		—

Net increase from investment operations	0.0000		0.0001		0.0002		0.0004		0.0007

Distributions from:[3]
Net investment income	—		(0.0001)		(0.0002)		(0.0004)		(0.0007)
Net realized gain	(0.0000)[4]		(0.0000)[4]		—		—		—

Total dividends and distributions	(0.0000)		(0.0001)		(0.0002)		(0.0004)		(0.0007)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[5]
Based on net asset value	0.00%	[6]	0.01%		0.02%		0.04%		0.07%

Ratios to Average Net Assets[7]
Total expenses	0.14%	[8,9]	0.14%	[10]	0.14%	[10]	0.14%	[9]	0.17%

Total expenses after fees waived and/or reimbursed	0.14%	[8,9]	0.12%	[10]	0.13%	[10]	0.10%	[9]	0.12%

Net investment income	0.07%	[8,9]	0.00%	[10]	0.02%	[10]	0.01%	[9]	0.06%

Supplemental Data
Net assets, end of period (000)	—	[1]	$715		$273,121		$18,370		$139,657

[1]	There were no Capital Shares outstanding from November 11, 2014 through December 31, 2014 and the six months ended June 30, 2015.

[2]	Amount is less than $0.00005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.00005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	25

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	—		—		0.0001		0.0002		0.0004		0.0009
Net realized gain	0.0000	[1]	0.0000	[1]	0.0000	[1]	—		—		—

Net increase from investment operations	0.0000		0.0000		0.0001		0.0002		0.0004		0.0009

Distributions from:[2]
Net investment income	—		—		(0.0001)		(0.0002)		(0.0004)		(0.0009)
Net realized gain	—		(0.0000)[3]		(0.0000)[3]		—		—		—

Total distributions	—		(0.0000)		(0.0001)		(0.0002)		(0.0004)		(0.0009)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.00%	[5]	0.00%		0.01%		0.02%		0.04%		0.09%

Ratios to Average Net Assets[6]
Total expenses	0.12%	[7,8]	0.17%	[9]	0.12%	[8]	0.12%	[8]	0.12%	[9]	0.16%

Total expenses after fees waived and/or reimbursed	0.08%	[7,8]	0.06%	[9]	0.10%	[8]	0.11%	[8]	0.11%	[9]	0.11%

Net investment income	—	[7,8]	0.00%	[9]	0.01%	[8]	0.02%	[8]	0.03%	[9]	0.08%

Supplemental Data
Net assets, end of period (000)	$4		$4		$4		$4		$8,941		$124,791

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

Premium
Period December 20, 2012[1]	Period January 1, 2010 to July 26, 2010[2]

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00

Net investment income	0.0000	[3]	0.0003
Net realized gain	0.0000	[3]	—

Net increase from investment operations	0.0000		0.0003

Distributions from:[4]
Net investment income	(0.0000)[5]		(0.0003)
Net realized gain	(0.0000)[5]		—

Total distributions	(0.0000)		(0.0003)

Net asset value, end of period	$1.00		$1.00

Total Return[6]
Based on net asset value	0.00%	[7]	0.03%	[7]

Ratios to Average Net Assets[8]
Total expenses	0.00%	[9,10]	0.20%	[9,10]

Total expenses after fees waived	0.00%	[9,10]	0.11%	[9,10]

Net investment income	0.00%	[9,10]	0.05%	[9,10]

Supplemental Data
Net assets, end of period (000)	—	[1]	—	[2]

[1]	There were no Premium Shares outstanding during the fiscal years ended December 31, 2012, December 31, 2013, December 31, 2014 and the six months ended June 30, 2015, except for December 20, 2012.

[2]	There were no Premium Shares outstanding from July 27, 2010 through December 31, 2010 and during the fiscal year ended December 31, 2011.

[3]	Amount is less than $0.00005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.00005) per share.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended July 26, 2010, which includes gross expenses.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	27

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Select
	Period January 1, 2014 to December 22, 2014[1]		Year Ended December 31,
			2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	—		0.0001		0.0000	[2]	0.0003		0.0003
Net realized gain	0.0000	[2]	0.0000	[2]	—		—		—

Net increase from investment operations	0.0000		0.0001		0.0000		0.0003		0.0003

Distributions from:[3]
Net investment income	—		(0.0001)		(0.0000)[4]		(0.0003)		(0.0003)
Net realized gain	(0.0000)[4]		(0.0000)[4]		—		—		—

Total Distributions	(0.0000)		(0.0001)		(0.0000)		(0.0003)		(0.0003)

Net asset value, end of period	1.00		$1.00		$1.00		$1.00		$1.00

Total Return[5]
Based on net asset value	0.00%	[6]	0.01%		0.00%		0.03%		0.03%

Ratios to Average Net Assets[7]
Total expenses	0.21%	[8,9]	0.21%	[9]	0.22%	[10]	0.21%	[9]	0.25%

Total expenses after fees waived and/or reimbursed	0.06%	[8,9]	0.09%	[9]	0.15%	[10]	0.08%	[9]	0.12%

Net investment income	0.00%	[8,9]	0.00%	[9]	0.00%	[10]	0.00%	[9]	0.04%

Supplemental Data
Net assets, end of period (000)	—	[1]	$10,398		$10,543		$13,119		$288

[1]	There were no Select Shares outstanding from December 22, 2014 through December 31, 2014 and the six months ended June 30, 2015.

[2]	Amount is less than $0.00005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.0005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	SL Agency
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0000	[1]	—		0.0002		0.0006		0.0005		0.0011
Net realized gain	0.0000	[1]	0.0000	[1]	0.0000	[1]	—		—		—

Net increase from investment operations	0.0000		0.0000		0.0002		0.0006		0.0005		0.0011

Distributions from:[2]
Net investment income	(0.0000)[3]		—		(0.0002)		(0.0006)		(0.0005)		(0.0011)
Net realized gain	—		(0.0000)[3]		(0.0000)[3]		—		—		—

Total distributions	(0.0000)		(0.0000)		(0.0002)		(0.0006)		(0.0005)		(0.0011)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.00%	[5]	0.00%		0.02%		0.06%		0.05%		0.12%

Ratios to Average Net Assets[6]
Total expenses	0.09%	[7,8]	0.08%	[9]	0.08%	[9]	0.09%	[8]	0.09%	[9]	0.13%

Total expenses after fees waived and/or reimbursed	0.08%	[7,8]	0.06%	[9]	0.07%	[9]	0.09%	[8]	0.08%	[9]	0.08%

Net investment income	0.00%	[7,8]	0.00%	[9]	0.01%	[9]	0.06%	[8]	0.03%	[9]	0.11%

Supplemental Data
Net assets, end of period (000)	$5,215,900		$2,385,787		$1,548,187		$1,525,904		$682,865		$1,457,943

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	29

Financial Highlights (concluded)	BlackRock Cash Funds: Treasury

	Trust
	Period January 1, 2014 to November 10, 2014[1]		Year Ended December 31,
			2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	—		0.0001		0.0000	[2]	0.0003		0.0002
Net realized gain	0.0000	[2]	0.0000	[2]	—		—		—

Net increase from investment operations	0.0000		0.0001		0.0000		0.0003		0.0002

Distributions from:[3]
Net investment income	—		(0.0001)		(0.0000)[4]		(0.0003)		(0.0002)
Net realized gain	(0.0000)[4]		(0.0000)[4]		—		—		—

Total Distributions	(0.0000)		(0.0001)		(0.0000)		(0.0003)		(0.0002)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[5]
Based on net asset value	0.00%	[6]	0.01%		0.00%		0.03%		0.02%

Ratios to Average Net Assets[7]
Total expenses	0.44%	[8,9]	0.44%	[9]	0.45%	[10]	0.45%	[9]	0.48%

Total expenses after fees waived and/or reimbursed	0.06%	[8,9]	0.09%	[9]	0.15%	[10]	0.10%	[9]	0.16%

Net investment income	0.00%	[8,9]	0.00%	[9]	0.00%	[10]	0.00%	[9]	0.02%

Supplemental Data
Net assets, end of period (000)	—	[1]	$25,914		$15,407		$23,597		$12,999

[1]	There were no Trust Shares outstanding from November 11, 2014 through December 31, 2014 and the six months ended June 30, 2015.

[2]	Amount is less than $0.00005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.0005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (Unaudited)	BlackRock Funds III

1. Organization:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Cash Funds: Institutional	Institutional	Diversified
BlackRock Cash Funds: Prime	Prime	Diversified
BlackRock Cash Funds: Treasury	Treasury	Diversified

Each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of the Master Investment Portfolio (“MIP”): Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio”) and together, (the Master Portfolios”). MIP is an affiliate of the Trust. Each Master Portfolio has the same investment objective and strategies as its corresponding Fund. The value of each Fund’s investment in its corresponding Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Funds is directly affected by the performance of the Master Portfolios. At June 30, 2015, the percentage of the Master Portfolio owned by the corresponding Fund was 97.7% for Institutional, 95.5% for Prime and 83.0% for Treasury. As such, the financial statements of the Master Portfolio, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. The Aon Captives Shares also bear certain expenses related to the distribution of such shares. The Aon Captives Shares have exclusive voting rights with respect to matters relating to their distribution expenditures. The Boards of Trustees of the Funds and Boards of Directors of the Master Portfolios are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Trust:
Valuation: The Funds’ policy is to fair value its financial instruments at market value. Each Fund records its investment in the corresponding Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the respective Master Portfolio. Valuation of securities held by the Master Portfolios is discussed in Note 2 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Funds record daily their proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by BlackRock Fund Advisors (the “Manager” or “BFA”), the investment advisor to the Master Portfolios, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions,

BLACKROCK FUNDS III	JUNE 30, 2015	31

Notes to Financial Statements (continued)	BlackRock Funds III

extraordinary expenses and certain other expenses which are borne by the Funds. BAL is entitled to receive for these administration services an annual fee based on the average daily net assets of each Fund as follows:

	Institutional		Prime		Treasury
Aon Captives	0.05%		N/A		N/A
Capital	0.07%	[1]	0.07%		0.07%	[1]
Institutional	0.05%		0.05%		0.05%
Premium	0.10%	[1]	0.10%		0.10%	[1]
Select	0.15%		0.15%	[1]	0.15%	[1]
SL Agency	0.02%		0.02%		0.02%
Trust	0.38%	[1]	0.38%	[1]	0.38%	[1]

[1]	With no shares outstanding as of June 30, 2015.

For the six months ended June 30, 2015, the administration fees, which are included in administration — class specific in the Statements of Operations, for each class of each Fund are as follows:

	Institutional		Prime		Treasury
Aon Captives	$1,984		N/A		N/A
Capital	—	[1]	$688,018		—	[1]
Institutional	$767,849		$2,133,199		$6
Premium	—	[1]	$625,677		—	[1]
Select	$33		$850	[1]	—	[1]
SL Agency	$3,817,556		$1,054,386		$198,217
Trust	—	[1]	—	[1]	$2	[1]

[1]	With no shares outstanding as of June 30, 2015.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BAL contractually agreed to waive a portion of its administration fees for the Select Shares through April 30, 2016. After giving effect to such contractual waiver, the administration fees for the Select Shares will be 0.13%. These amounts are included in fees waived by the administrator — class specific in the Statements of Operations.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the Funds in an amount equal to the independent expenses through April 30, 2016. These amounts are included in fees reimbursed by the administrator in the Statements of Operations.

BAL voluntarily agreed to waive administration fees to enable the Funds to maintain minimum levels of daily net investment income. These amounts are reported in the Statements of Operations as fees waived by the administrator — class specific. BAL may discontinue the waiver or reimbursement at any time.

For the six months ended June 30, 2015, BAL waived the administration fees, for the funds as follows:

	Institutional	Prime	Treasury
Aon Captives	N/A	N/A	N/A
Capital	—	—	N/A
Institutional	—	—	$5
Premium	—	—	—
Select	$4	$113	N/A
SL Agency	—	—	$90,815
Trust	N/A	N/A	$2

As of June 30, 2015, the only eligible investors for the SL Agency Shares of the Funds are investment companies for which (i) BFA, BAL, or an affiliate provides investment advisory or administration services, or (ii) BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in the Funds. Affiliated shareholders in the SL Agency Shares of the Funds represent a significant portion of the outstanding shares and net assets of Institutional, Prime and Treasury.

The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and has adopted a Distribution Plan in accordance with Rule 12b-1 with respect to the Aon Captives Shares. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, Institutional pays BRIL ongoing distribution fees with respect to Aon Captives Shares. The fees are accrued daily and paid monthly at an annual rate of 0.10% based upon the average daily net assets of the Aon Captives Shares. The Capital Shares, Institutional Shares, Premium Shares, Select Shares, SL Agency Shares and Trust Shares of Institutional do not pay any fees for distribution services. The fees paid to BRIL by Institutional are shown as Distribution — Aon Captives in the Statements of Operations.

32	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock Funds III

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

5. Principal Risks:

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance period for amendments range between July 2015 and October 2016. When implemented, the changes may affect the Funds’ investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Funds continue to evaluate their strategy to implement the new regulations.

6. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

Institutional	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Aon Captives
Shares sold	1,095	863
Shares issued in reinvestment of distributions	2	9
Shares redeemed	—	(1,168,184)

Net increase (decrease)	1,097	(1,167,312)

Institutional
Shares sold	12,912,905,576	24,174,318,747
Shares issued in reinvestment of distributions	1,145,802	1,530,102
Shares redeemed	(11,751,486,081)	(24,727,616,848)

Net increase (decrease)	1,162,565,297	(551,767,999)

Premium
Shares sold	—	—
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—

Net increase (decrease)	—	—

Select
Shares sold		59,051
Shares issued in reinvestment of distributions	10	69
Shares redeemed	(103,187)	(4,274,228)

Net decrease	(103,177)	(4,215,108)

SL Agency
Shares sold	45,608,153,433	75,649,211,014
Shares issued in reinvestment of distributions	13,630	5,745
Shares redeemed and automatic conversion of shares	(49,850,251,840)	(75,767,214,636)

Net decrease	(4,242,084,777)	(117,997,877)

BLACKROCK FUNDS III	JUNE 30, 2015	33

Notes to Financial Statements (continued)	BlackRock Funds III

Institutional (concluded)	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Trust
Shares sold	—	491,932
Shares issued in reinvestment of distributions	—	—
Shares redeemed and automatic conversion of shares	—	(1,038,529)

Net decrease	—	(546,597)

Total Net Decrease	(3,079,621,560)	(675,694,893)

Prime
Capital
Shares sold	13,085,193,884	19,558,369,648
Shares issued in reinvestment of distributions	812,685	747,799
Shares redeemed	(13,357,878,988)	(19,284,321,993)

Net increase (decrease)	(271,872,419)	274,795,454

Institutional
Shares sold	67,926,443,451	90,953,147,912
Shares issued in reinvestment of distributions	2,103,697	2,041,048
Shares redeemed	(66,981,033,296)	(87,151,135,023)

Net increase	947,513,852	3,804,053,937

Premium
Shares sold	86,218,799,793	91,004,079,422
Shares issued in reinvestment of distributions	41,348	289,235
Shares redeemed	(86,233,143,081)	(94,418,933,588)

Net decrease	(14,301,940)	(3,414,564,931)

Select
Shares sold	102,318,637	185,549,826
Shares issued in reinvestment of distributions	278	117
Shares redeemed	(102,318,915)	(185,639,776)

Net decrease	—	(89,833)

SL Agency
Shares sold	5,002,394,750	9,947,000,412
Shares issued in reinvestment of distributions	25	79
Shares redeemed and automatic conversion of shares	(5,300,808,730)	(5,020,488,361)

Net increase (decrease)	(298,413,955)	4,926,512,130

Trust
Shares sold	—	1,137,434
Shares issued in reinvestment of distributions	—	37
Shares redeemed and automatic conversion of shares	—	(9,223,528)

Net decrease	—	(8,086,057)

Total Net Increase	362,925,538	5,582,620,700

Treasury
Capital
Shares sold	—	20,717,143
Shares issued in reinvestment of distributions	—	12
Shares redeemed	—	(21,432,458)

Net decrease	—	(715,303)

34	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (concluded)	BlackRock Funds III

Treasury	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Institutional
Shares sold	1,000,000	—
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(1,000,000)	—

Net increase (decrease)	—	—

Premium
Shares sold	—	—
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—

Net increase (decrease)	—	—

Select
Shares sold	—	143,550,647
Shares issued in reinvestment of distributions	—	97
Shares redeemed	—	(153,948,584)

Net decrease	—	(10,397,840)

SL Agency
Shares sold	29,135,222,856	52,795,170,781
Shares issued in reinvestment of distributions	583	2,784
Shares redeemed and automatic conversion of shares	(26,305,183,030)	(51,957,574,256)

Net increase	2,830,040,409	837,599,309

Trust
Shares sold	—	25,872,237
Shares issued in reinvestment of distributions	—	256
Shares redeemed and automatic conversion of shares	—	(51,786,153)

Net decrease	—	(25,913,660)

Total Net Increase	2,830,040,409	800,572,506

7. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Board, on behalf of Treasury, has approved an investment policy in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. The Board has chosen not to subject Treasury to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. The Board has also approved an amended investment objective for the Fund. The investment objective for Treasury is to seek current income as is consistent with liquidity and stability of principal. These changes will become effective October 1, 2015.

BLACKROCK FUNDS III	JUNE 30, 2015	35

Master Portfolio Information as of June 30, 2015	Master Investment Portfolio

Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Certificates of Deposit	38%
Commercial Paper	28
Repurchase Agreements	22
Time Deposits	5
U.S. Government Sponsored Agency Obligations	4
Corporate Notes	1
U.S. Treasury Obligations	1
Other Assets Less Liabilities	1

Total	100%

Prime Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Commercial Paper	34%
Certificates of Deposit	25
Repurchase Agreements	24
Time Deposits	12
Corporate Notes	1
U.S. Treasury Obligations	1
Other Assets Less Liabilities	3

Total	100%

Treasury Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	59%
U.S. Treasury Obligations	27
Other Assets Less Liabilities	14

Total	100%

36	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 6.2%
Bank of America N.A.:
0.23%, 7/07/15	$200,000	$200,000,000
0.27%, 9/02/15	191,800	191,800,000
0.24%, 9/21/15	220,000	220,000,000
0.29%, 10/05/15	186,000	186,000,000
0.28%, 10/13/15	100,000	100,000,000
0.35%, 11/16/15	100,000	100,000,000
State Street Bank & Trust (a):
0.32%, 10/01/15	149,000	149,000,000
0.33%, 10/23/15	215,250	215,250,000
Wells Fargo Bank NA (a):
0.27%, 7/09/15	134,000	134,000,000
0.28%, 7/23/15	50,000	50,000,652
0.31%, 9/08/15	150,000	150,000,000
0.28%, 11/30/15	132,924	132,924,000
0.19%, 12/08/15	102,750	102,750,000
0.32%, 2/12/16	100,000	100,000,000
0.32%, 2/18/16	150,000	150,000,000
0.32%, 4/01/16	177,500	177,500,000

		2,359,224,652
Yankee (b) — 31.5%
Bank of Montreal, Chicago (a):
0.27%, 7/06/15	100,000	100,000,077
0.27%, 7/21/15	150,000	150,000,000
0.26%, 8/07/15	75,000	75,000,000
0.28%, 10/09/15	100,000	100,000,000
0.28%, 10/13/15	100,000	100,000,000
0.29%, 10/13/15	75,000	75,000,000
0.30%, 12/10/15	200,000	200,000,000
0.30%, 1/07/16	140,000	140,000,000
Bank of Nova Scotia, Houston (a):
0.33%, 9/11/15	45,885	45,921,270
0.27%, 10/08/15	150,000	150,000,000
0.28%, 11/06/15	65,000	65,000,000
0.29%, 11/06/15	150,000	150,000,000
0.35%, 3/18/16	75,000	75,000,000
0.34%, 4/15/16	92,000	92,000,000
0.35%, 6/06/16	100,000	100,000,000
Bank of Tokyo Mitsubishi UFJ Ltd. New York:
0.30%, 10/06/15	75,000	75,000,000
0.40%, 1/07/16 (a)	246,000	246,000,000
BNP Paribas SA, New York:
0.36%, 7/07/15 (a)	100,000	100,002,234
0.30%, 9/23/15	265,000	265,000,000
Canadian Imperial Bank of Commerce, New York:
0.15%, 7/01/15	300,000	300,000,000
0.28%, 8/21/15 (a)	48,685	48,684,660
0.25%, 10/19/15 (a)	200,000	200,000,000
0.28%, 10/21/15 (a)	150,000	150,000,000
0.30%, 1/26/16 (a)	97,100	97,100,000
0.33%, 5/23/16 (a)	400,000	400,000,000
0.25%, 6/01/16 (a)	250,000	250,000,000
Credit Agricole Corporate & Investment Bank, New York, 0.30%, 8/03/15	405,000	405,000,000
Credit Industriel et Commercial, New York:
0.39%, 9/03/15	100,000	100,000,000
0.25%, 9/08/15	260,000	260,000,000
0.32%, 9/16/15 (a)	152,250	152,250,000
Mitsubishi UFJ Trust & Banking Corp., New York:
0.25%, 7/02/15	100,000	100,000,000
0.25%, 7/06/15	100,000	100,000,000
0.32%, 8/06/15 (a)	250,000	250,000,000
0.34%, 11/12/15 (a)	50,000	50,000,000
Yankee (b) (concluded)
Mizuho Bank Ltd., New York:
0.26%, 7/13/15	300,000	300,000,000
0.27%, 7/22/15	100,000	100,000,000
0.27%, 8/06/15	150,000	150,000,000
0.26%, 8/24/15	250,000	250,000,000
0.28%, 9/18/15	100,000	100,000,000
0.34%, 10/21/15 (a)	252,000	252,000,000
0.34%, 11/30/15 (a)	100,000	99,999,989
National Bank of Canada, New York (a):
0.30%, 10/20/15	268,500	268,500,000
0.34%, 12/24/15	265,000	265,000,000
Natixis, New York:
0.28%, 7/01/15	400,000	400,000,000
0.27%, 9/09/15	250,000	250,000,000
Norinchukin Bank, New York:
0.28%, 7/02/15	200,000	200,000,000
0.32%, 7/16/15 (a)	206,000	206,000,000
0.25%, 9/08/15	500,000	500,000,000
0.27%, 9/23/15	300,000	300,000,000
0.34%, 10/20/15 (a)	8,500	8,500,000
0.34%, 11/12/15 (a)	100,000	100,000,000
Rabobank Nederland, New York:
0.27%, 8/18/15	135,500	135,500,000
0.28%, 12/21/15 (a)	285,000	285,000,000
0.30%, 1/11/16 (a)	280,000	280,000,000
Royal Bank of Canada, New York (a):
0.28%, 10/14/15	127,900	127,900,000
0.28%, 11/10/15	65,000	65,000,000
0.30%, 3/16/16	200,000	200,000,000
Standard Chartered Bank, New York, 0.30%, 9/11/15	200,000	200,000,000
Sumitomo Mitsui Banking Corp., New York:
0.25%, 7/06/15	130,000	130,000,000
0.33%, 8/25/15 (a)	175,000	175,000,000
Sumitomo Mitsui Trust Bank Ltd., New York:
0.32%, 7/08/15	200,000	200,000,000
0.26%, 9/08/15	220,000	220,000,000
Toronto-Dominion Bank, New York:
0.24%, 7/16/15	75,275	75,275,156
0.30%, 8/10/15	200,000	200,000,000
0.24%, 10/06/15 (a)	50,000	50,000,000
0.27%, 11/10/15 (a)	135,000	135,000,000
0.29%, 1/26/16 (a)	150,000	150,000,000
0.30%, 2/25/16 (a)	100,000	100,000,000
UBS AG, Stamford, 0.25%, 7/31/15	100,000	100,000,000
Westpac Banking Corp., New York, 0.28%, 10/28/15 (a)	150,000	150,000,000

		11,895,633,386
Total Certificates of Deposit — 37.7%		14,254,858,038

Commercial Paper
ABN Amro Funding USA LLC (c):
0.26%, 7/13/15	15,000	14,998,700
0.29%, 9/02/15	170,000	169,913,725
0.27%, 9/08/15	25,000	24,987,062
0.29%, 9/24/15	214,000	213,853,469
ANZ New Zealand International Ltd. (a):
0.30%, 9/08/15	142,500	142,500,000
0.29%, 10/01/15 (d)	150,000	150,000,000
0.30%, 11/05/15 (d)	200,000	200,000,000
0.33%, 6/03/16 (d)	50,000	50,000,000
Atlantic Asset Securitization LLC, 0.27%, 8/17/15 (c)	108,579	108,540,726

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	37

Schedule of Investments (continued)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Commercial Paper	Par (000)	Value
Australia & New Zealand Banking Group Ltd., 0.28%, 11/13/15 (a)	$100,000	$100,000,000
AutoZone, Inc. (c):
0.40%, 7/06/15	27,600	27,598,467
0.40%, 7/07/15	27,950	27,948,137
0.40%, 7/24/15	40,800	40,789,573
Bank of Nova Scotia (The):
0.26%, 8/03/15 (c)	25,000	24,994,042
0.27%, 8/21/15 (c)	75,000	74,971,844
0.31%, 12/09/15 (a)(d)	185,000	185,000,000
Bedford Row Funding Corp.:
0.30%, 8/05/15 (c)(d)	100,000	99,970,833
0.29%, 10/01/15 (a)(d)	7,000	7,000,000
0.31%, 11/20/15 (a)	24,750	24,750,000
0.32%, 2/05/16 (a)	100,000	100,000,000
0.33%, 2/26/16 (a)	65,000	65,000,000
0.32%, 3/07/16 (a)(d)	50,000	50,000,000
0.34%, 5/10/16 (a)	100,000	100,000,000
Bennington Stark Capital Co. (c):
0.24%, 7/06/15	200,000	199,993,333
0.25%, 7/07/15	100,000	99,995,833
0.25%, 7/24/15	120,000	119,980,833
BNP Paribas SA, New York, 0.03%, 7/01/15 (c)	300,000	300,000,000
Chariot Funding LLC (c):
0.27%, 7/02/15 (d)	73,850	73,849,446
0.28%, 8/27/15	40,000	39,982,267
Ciesco LLC, 0.32%, 11/05/15 (c)	75,000	74,915,333
Collateralized Commercial Paper Co. LLC:
0.30%, 7/01/15 (c)	150,000	150,000,000
0.46%, 10/13/15 (c)	200,000	199,734,222
0.30%, 10/19/15 (c)	119,000	118,890,917
0.36%, 12/07/15 (a)	50,000	50,000,000
Commonwealth Bank of Australia:
0.24%, 7/20/15 (a)	110,000	109,999,756
0.27%, 7/23/15 (a)(d)	100,000	99,999,694
0.22%, 9/29/15 (c)	200,000	199,887,500
0.28%, 10/23/15 (a)	155,000	155,000,000
0.29%, 10/29/15 (a)	72,000	71,997,851
0.26%, 12/02/15 (a)(d)	75,000	75,000,000
0.28%, 2/19/16 (a)	100,000	100,000,000
0.29%, 2/26/16 (a)	150,000	150,000,000
0.29%, 3/29/16 (a)(d)	100,000	100,000,000
0.30%, 3/30/16 (a)	100,000	100,000,000
0.30%, 4/29/16 (a)	48,000	48,000,000
0.34%, 5/20/16 (a)	100,000	99,981,841
Credit Suisse, New York, 0.26%, 9/11/15 (c)	2,000	1,998,960
Deutsche Telekom AG (c):
0.37%, 7/13/15	25,000	24,996,917
0.45%, 7/27/15	150,000	149,951,250
General Electric Capital Corp., 0.25%, 7/27/15 (c)	150,000	149,972,917
HSBC Bank PLC (a):
0.25%, 7/06/15	175,000	175,000,000
0.27%, 10/16/15	219,000	219,000,058
0.28%, 10/23/15 (d)	119,500	119,500,000
0.32%, 2/05/16	200,000	200,000,000
Hyundai Capital America, 0.55%, 7/02/15 (c)	44,100	44,099,326
ING US Funding LLC, 0.25%, 7/06/15 (c)	175,000	174,993,403
Jupiter Securitization Co. LLC, 0.28%, 8/27/15 (c)	45,000	44,980,050
Kellogg Co., 0.40%, 7/08/15 (c)	9,500	9,499,261
Kells Funding LLC, 0.29%, 10/09/15 (a)(d)	150,000	149,995,231
LMA Americas LLC (c):
0.26%, 8/11/15 (d)	114,650	114,616,051
0.27%, 8/20/15	183,900	183,831,712
0.27%, 9/02/15 (d)	70,000	69,966,925
Mondelez International, Inc. (c):
0.42%, 7/06/15	90,000	89,994,806
0.41%, 7/07/15	25,000	24,998,292
Motiva Enterprises LLC, 0.43%, 7/06/15 (c)	45,000	44,997,292
National Australia Bank Ltd. (a):
0.28%, 10/08/15	150,000	150,000,000
0.27%, 11/04/15	200,000	200,000,000
0.29%, 11/04/15 (d)	100,000	100,000,423
0.27%, 11/09/15 (d)	200,000	200,000,000
National Australia Funding Delaware, Inc. (a)(d):
0.28%, 8/11/15	150,000	150,000,000
0.24%, 8/18/15	150,000	149,998,168
Natixis, New York, 0.28%, 8/31/15 (c)	100,000	99,952,556
Nederlandse Waterschapsbank NV, 0.33%, 12/22/15 (a)	50,000	50,000,000
Nissan Motor Acceptance Corp. (c):
0.36%, 7/15/15	50,000	49,993,000
0.37%, 7/20/15	47,500	47,490,724
0.35%, 7/24/15	50,000	49,988,819
Nordea Bank AB (c):
0.24%, 7/06/15	150,000	149,994,896
0.30%, 10/19/15	150,000	149,862,500
Old Line Funding LLC, 0.27%, 7/06/15 (c)	72,951	72,948,264
Skandinaviska Enskilda Banken AB (c):
0.24%, 9/14/15	150,000	149,925,000
0.25%, 9/23/15	250,000	249,854,167
Southern California Edison Co. (c):
0.30%, 7/01/15	25,000	25,000,000
0.30%, 7/09/15 (d)	20,000	19,998,667
0.30%, 7/13/15 (d)	25,000	24,997,500
Sumitomo Mitsui Banking Corp., 0.27%, 7/02/15 (c)	75,000	74,999,437
Sumitomo Mitsui Trust Bank Ltd., 0.25%, 7/06/15 (c)	200,000	199,993,056
Svenska Handelsbanken, Inc., New York, 0.26%, 7/02/15 (c)	150,000	149,998,917
Thunder Bay Funding LLC:
0.27%, 8/03/15 (c)	9,000	8,997,772
0.30%, 12/14/15 (a)	45,000	45,000,000
Toyota Credit Canada Inc., 0.27%, 7/30/15 (c)	55,000	54,988,037
Toyota Motor Credit Corp. (c):
0.25%, 7/30/15	45,000	44,990,937
0.20%, 9/15/15	200,000	199,915,556
Versailles Com Paper LLC (c):
0.25%, 7/20/15	50,000	49,993,403
0.25%, 8/03/15	50,000	49,988,542
0.27%, 9/08/15	25,000	24,987,062
0.27%, 9/17/15	50,000	49,970,750
0.27%, 9/18/15 (d)	50,000	49,970,375
0.27%, 9/22/15	50,000	49,968,875
0.27%, 9/25/15	100,000	99,935,500
Virginia Electric & Power Co., 0.40%, 7/23/15 (c)	10,000	9,997,556
Westpac Banking Corp. (a):
0.27%, 7/30/15 (d)	150,000	150,000,000
0.27%, 3/18/16	112,000	112,000,000
0.28%, 3/18/16	25,000	25,000,000
0.27%, 4/01/16	150,000	150,000,000
Westpac Securities NZ Ltd., London (a)(d):
0.30%, 8/13/15	175,000	175,000,000
0.32%, 5/06/16	50,000	50,000,000
Total Commercial Paper — 28.2%		10,648,118,314

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments (continued)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Corporate Notes	Par (000)	Value
Nederlandse Waterschapsbank NV, 0.37%, 11/04/15 (a)(d)	$50,000	$50,016,484
Province of Nova Scotia Canada, 2.38%, 7/21/15	9,167	9,177,486
Svenska Handelsbanken AB, 0.31%, 11/13/15 (a)(d)	295,800	295,800,000
The Toronto-Dominion Bank, 2.20%, 7/29/15 (d)	41,000	41,057,483
Wells Fargo Bank NA, 0.56%, 7/20/15 (a)	49,000	49,006,883
Total Corporate Notes — 1.2%		445,058,336

Time Deposits
Bank of Tokyo-Mitsubishi Ltd., 0.04%, 7/01/15	350,000	350,000,000
Nordea Bank AB, 0.04%, 7/01/15	450,000	450,000,000
Skandinaviska Enskilda Banken AB, 0.04%, 7/01/15	207,000	207,000,000
Svenska Handelsbanken AB, 0.04%, 7/01/15	900,000	900,000,000
Total Time Deposits — 5.1%		1,907,000,000

U.S. Government Sponsored Agency Obligations
Fannie Mae, 0.20%, 1/26/17 (a)	80,000	79,987,158
Federal Farm Credit Bank (a):
0.24%, 2/24/16	79,750	79,771,323
0.23%, 3/29/16	100,000	99,992,463
0.20%, 8/01/16	75,000	74,991,755
0.16%, 10/03/16	74,500	74,481,674
0.28%, 11/21/16	32,000	32,038,485
0.20% 1/30/17	150,000	149,951,739
0.23%, 3/24/17	50,000	50,004,650
0.21%, 3/29/17	100,000	99,983,362
0.22%, 7/13/17	100,000	99,958,652
0.18%, 7/20/17	50,000	49,982,447
0.24%, 9/13/17	115,000	115,000,000
0.22%, 10/27/17	145,000	144,929,584
0.25%, 3/02/18	68,000	67,999,009
Federal Home Loan Bank:
0.08%, 7/31/15 (c)	3,500	3,499,752
0.21%, 9/17/15 (a)	100,000	99,996,679
0.18%, 5/20/16 (a)	90,000	89,987,759
0.19%, 5/27/16 (a)	35,000	34,995,185
Total U.S. Government Sponsored Agency Obligations — 3.8%		1,447,551,676

U.S. Treasury Obligation — 0.8%
U.S. Treasury Bill, 0.27%, 6/23/16 (c)	320,000	319,147,164

Repurchase Agreements
Barclays Capital, Inc., 0.28%, 7/01/15 (Purchased on 6/10/15 to be repurchased at $95,015,517, collateralized by various Corporate Debt Obligations, 0.12% to 7.70%, due 5/01/17 to 10/01/62, original par and fair values of $90,827,241 and $101,650,001, respectively)	95,000	95,000,000
Total Value of Barclays Capital, Inc., (collateral value of $101,650,001)		95,000,000
BNP Paribas Securities Corp., 0.15%, 7/01/15 (Purchased on 10/07/14 - 10/16/14 to be repurchased at $166,183,437, collateralized by various Corporate Debt Obligations and a U.S. Government Sponsored Agency Obligations, 0.10% to 8.38%, due 1/8/16 to 4/25/46, original par and fair values of $574,302,584 and $174,780,057, respectively)	166,000	166,000,000
Total Value of BNP Paribas Securities Corp (collateral value of $174,780,057)		166,000,000
Citigroup Global Markets, Inc., 0.10%, 7/01/15 (Purchased on 9/29/14 to be repurchased at $1,000,764, collateralized by various U.S. Treasury Obligations, 0.38% to 3.63%, due 2/15/16 to 8/15/43, original par and fair values of $1,018,191 and $1,020,001, respectively)	1,000	1,000,000
Citigroup Global Markets, Inc., 0.10%, 7/01/15 (Purchased on 6/30/14 to be repurchased at $100,000,278, collateralized by various U.S. Treasury Obligations, 2.00%, due 1/15/16, original par and fair values of $83,602,200 and $102,000,070, respectively)	100,000	100,000,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $103,020,071)		101,000,000
Credit Suisse Securities (USA) LLC, 0.40%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $961,133,679 collateralized by various Corporate Debt Obligations, 0.00% to 5.00%, due 5/25/23 to 9/28/56, original par and fair values of $1,584,802,874 and $1,201,405,030, respectively)	961,123	961,123,000
Credit Suisse Securities (USA) LLC, 0.40%, 7/07/15 (Purchased on 6/30/15 to be repurchased at $250,019,444, collateralized by various Corporate Debt Obligations, 0.00% to 3.50%, due 10/25/29 to 2/25/55, original par and fair values of $519,586,900 and $312,502,007, respectively)	250,000	250,000,000
Credit Suisse Securities (USA) LLC, 0.64%, 8/04/15 (Purchased on 6/30/15 to be repurchased at $400,000,256 collateralized by various Corporate Debt Obligations, 0.00% to 7.20%, due 2/10/18 to 9/25/58, original par and fair values of $841,123,369 and $500,000,689, respectively) (e)	400,000	400,000,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $2,013,907,726)		1,611,123,000
Federal Reserve Bank of New York, 0.07%, 7/01/15 (Purchased on 6/29/15 to be repurchased at $1,500,005,833, collateralized by a U.S. Treasury Obligation, 8.00%, due 11/15/21, original par and fair value of $1,090,913,400 and $1,500,005,925 respectively)	1,500,000	1,500,000,000

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	39

Schedule of Investments (continued)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Federal Reserve Bank of New York, 0.05%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $2,000,002,778, collateralized by a U.S. Treasury Obligation, 3.13%, due 11/15/41, original par and fair value of $1,980,051,300 and $2,000,002,792, respectively)	$2,000,000	$2,000,000,000
Total Value of Federal Reserve Bank of New York (collateral value of $3,500,008,717)		3,500,000,000
Goldman Sachs & Co., 0.16%, 7/01/15 (Purchased on 6/24/15 to be repurchased at $563,017,516, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 7.46%, due 2/25/18 to 11/25/46, original par and fair values of $12,125,821,264 and $607,521,903, respectively)	563,000	563,000,000
Goldman Sachs & Co., 0.16%, 7/02/15 (Purchased on 6/25/15 to be repurchased at $34,001,058, collateralized by various U.S. Government Sponsored Agency Obligations, 1.36% to 6.01%, due 7/20/43 to 8/16/52, original par and fair values of $354,753,257 and $36,576,135, respectively)	34,000	34,000,000
Total Value of Goldman Sachs & Co. (collateral value of $644,098,038)		597,000,000
HSBC Securities (USA) Inc., 0.17%, 7/01/15 (Purchased on 8/01/14 - 10/07/14 to be repurchased at $100,129,247, collateralized by various Corporate Debt Obligations, 3.75% to 8.25%, due 01/15/17 to 09/15/25, original par and fair values of $99,249,000 and $105,004,913, respectively)	100,000	100,000,000
HSBC Securities (USA) Inc., 0.25%, 7/01/15 (Purchased on 3/11/14 -8/04/14 to be repurchased at $170,448,542, collateralized by various Corporate Debt Obligations, 0.47% to 5.46%, due 6/15/16 to 1/15/49, original par and fair values of $183,177,124 and $178,504,092, respectively)	170,000	170,000,000
Total Value of HSBC Securities (USA) Inc. (collateral value of $283,509,005)		270,000,000
J.P. Morgan Securities LLC, 0.40%, 7/01/15 (Purchased on 3/25/13 to be repurchased at $60,552,000, collateralized by various Corporate Debt Obligations, 0.24% to 8.45%, due 12/25/29 to 4/12/49, original par and fair values of $199,663,428 and $75,002,203, respectively)	60,000	60,000,000
J.P. Morgan Securities LLC, 0.47%, 8/04/15 (Purchased on 6/30/15 to be repurchased at $150,070,500, collateralized by various Corporate Debt Obligations and various U.S. Government Sponsored Agency Obligations, 0.00% to 7.46%, due 9/25/20 to 12/20/54, original par and fair values of $1,962,823,169 and $160,503,207, respectively) (e)	150,000	150,000,000
J.P. Morgan Securities LLC, 0.55%, 8/04/15 (Purchased on 6/30/15 to be repurchased at $150,082,500, collateralized by various Corporate Debt Obligations, 0.00% to 4.74%, due 4/15/26 to 9/1/42, original par and fair values of $278,576,007 and $187,501,070, respectively) (e)	150,000	150,000,000
J.P. Morgan Securities LLC, 0.58%, 8/19/15 (Purchased on 5/19/15 to be repurchased at $126,186,760, collateralized by various Corporate Debt Obligations, 0.32% to 9.19%, due 1/19/25 to 5/25/47, par and fair values of $557,784,938 and $157,502,734, respectively)	126,000	126,000,000
J.P. Morgan Securities LLC, 0.66%, 9/29/15 (Purchased on 6/30/14 to be repurchased at $150,253,000, collateralized by various Corporate Debt Obligations, 0.00% to 6.42%, due 5/25/23 to 3/9/47, original par and fair values of $244,802,730 and $187,503,099, respectively) (e)	150,000	150,000,000
J.P. Morgan Securities LLC, 0.78%, 9/29/15 (Purchased on 6/30/14 to be repurchased at $200,398,667, collateralized by various Corporate Debt Obligations, 0.41% to 6.12%, due 11/25/17 to 7/25/48, original par and fair values of $1,531,655,769 and $249,916,753, respectively) (e)	200,000	200,000,000
Total Value of J.P. Morgan Securities LLC (collateral value of $1,017,929,066)		836,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.16%, 7/01/15 (Purchased on 6/24/15 to be repurchased at $262,008,151, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 7.51%, due 6/25/23 to 4/20/65, original par and fair values of $8,132,680,486 and $285,028,731, respectively)	262,000	262,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.11%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $1,000,003, collateralized by a U.S. Treasury Obligation, 0.00%, due 11/15/18, par and fair value of $1,062,246 and $1,020,000, respectively)	1,000	1,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $286,048,731)		263,000,000
RBC Capital Markets LLC, 0.12%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $180,000,600, collateralized by various Corporate Debt Obligations various U.S. Government Sponsored Agency Obligations, 0.00% to 9.13%, due 9/11/15 to 12/31/49, original par and fair values of $234,181,285 and $193,471,537, respectively)	180,000	180,000,000
RBC Capital Markets LLC, 0.13%, 7/01/15 (Purchased on 3/28/14 to be repurchased at $72,119,600, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 6.25%, due 8/03/15 to 6/15/45, original par and fair values of $74,476,708 and $75,600,000, respectively)	72,000	72,000,000
RBC Capital Markets LLC, 0.13%, 7/01/15 (Purchased on 6/12/14 to be repurchased at $51,070,720, collateralized by various Corporate Debt Obligations, 0.00% to 10.20%, due 9/26/16 to 6/1/45, original par and fair values of $57,040,522 and $53,550,001, respectively)	51,000	51,000,000
Total Value of RBC Capital Markets LLC (collateral value of $322,621,538)		303,000,000

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments (concluded)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Wells Fargo Securities LLC, 0.50%, 7/14/15 (Purchased on 4/15/15 to be repurchased at $93,131,269, collateralized by various Corporate Debt Obligations, 0.96% to 9.38%, due 12/1/15 to 6/15/67, original par and fair values of $91,980,117 and $97,665,751, respectively)	$93,015	$93,015,000
Wells Fargo Securities LLC, 0.44%, 8/03/15 (Purchased on 5/5/15 to be repurchased at $150,165,000, collateralized by various Corporate Debt Obligations, 0.00%, due 7/1/15 to 9/8/15, original par and fair values of $157,661,191 and $157,500,001, respectively)	150,000	150,000,000
Wells Fargo Securities, LLC, 0.25%, 7/01/15 (Purchased on 8/5/14 to be repurchased at $320,733,333, collateralized by various Corporate Debt Obligations, 0.37% to 8.89%, due 4/15/16 to 4/17/52, original par and fair values of $698,194,690 and $342,400,000, respectively)	320,000	320,000,000
Wells Fargo Securities, LLC, 0.44%, 8/04/15 (Purchased on 5/6/15 to be repurchased at $140,154,000, collateralized by various Corporate Debt Obligations, 0.01 to 10.75%, due 7/15/15 to 2/15/98, original par and fair values of $139,225,435 and $147,000,001, respectively)	140,000	140,000,000
Wells Fargo Securities, LLC, 0.68%, 9/14/15 (Purchased on 6/15/15 to be repurchased at $110,189,078, collateralized by various Corporate Debt Obligations, 0.00% to 5.77%, due 1/17/20 to 8/27/51, original par and fair values of $368,361,670 and $133,968,183, respectively)	110,000	110,000,000
Total Value of Wells Fargo Securities, LLC (collateral value of $878,533,936)		813,015,000
Total Repurchase Agreements — 22.6%		8,555,138,000
Total Investments (Cost — $37,576,871,528*) — 99.4%		37,576,871,528
Other Assets Less Liabilities — 0.6%		208,320,384

Net Assets — 100.0%		$37,785,191,912

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer is a U.S. branch of foreign domiciled bank.

(c)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$37,576,871,528	—	$37,576,871,528
[1] See above Schedule of Investments for values in each security type.

The Master Portfolio may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, cash of $203,709,944 is categorized as Level 1 within the disclosure hierarchy.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	41

Schedule of Investments June 30, 2015 (Unaudited)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 2.3%
State Street Bank & Trust, 0.32%, 10/01/15 (a)	$50,000	$50,000,000
Wells Fargo Bank NA (a):
0.27%, 7/01/15	75,000	75,000,000
0.27%, 7/09/15	100,000	100,000,000
0.30%, 7/23/15	62,000	62,000,809
0.19%, 12/08/15	100,000	100,000,000
0.32%, 2/12/16	100,000	100,000,000
0.32%, 4/01/16	80,000	80,000,000

		567,000,809
Euro — 0.3%
Australia & New Zealand Banking Group Ltd., 0.27%, 10/19/15	62,000	62,000,000
Yankee (b) — 22.9%
Bank of Montreal, Chicago (a):
0.27%, 7/17/15	87,000	87,000,000
0.26%, 8/07/15	75,000	75,000,000
0.28%, 10/09/15	100,000	100,000,000
0.29%, 10/13/15	75,000	75,000,000
0.30%, 1/07/16	75,000	75,000,000
Bank of Nova Scotia, Houston (a):
0.28%, 11/06/15	31,000	31,000,000
0.29%, 11/06/15	50,000	50,000,000
0.41%, 2/29/16	75,000	75,040,607
Bank of Tokyo-Mitsubishi UFJ, Ltd., New York:
0.26%, 9/23/15	100,000	100,000,000
0.35%, 11/13/15	100,000	100,000,000
0.34%, 11/23/15 (a)	55,000	55,000,000
Canadian Imperial Bank of Commerce, New York (a):
0.27%, 8/21/15	25,000	24,999,825
0.25%, 10/19/15	100,000	100,000,000
0.30%, 1/26/16	125,000	125,000,000
0.30%, 2/10/16	150,000	150,000,000
0.25%, 6/01/16	200,000	200,000,000
Credit Agricole CIB, New York, 0.30%, 8/03/15	100,000	100,000,000
Credit Industriel et Commercial, New York, 0.32%, 9/16/15 (a)	78,750	78,750,000
Mitsubishi UFJ Trust & Banking Corp., New York:
0.25%, 7/02/15	50,000	50,000,000
0.25%, 7/06/15	200,000	200,000,000
0.32%, 8/06/15 (a)	50,000	50,000,000
0.34%, 11/12/15 (a)	25,000	25,000,000
Mizuho Bank Ltd., New York:
0.27%, 7/24/15	175,000	175,000,000
0.26%, 8/24/15	50,000	50,000,000
0.28%, 9/18/15	150,000	150,000,000
National Bank of Canada, New York (a):
0.29%, 8/17/15	100,000	100,000,000
0.30%, 10/20/15	60,000	60,000,000
0.34%, 12/24/15	74,300	74,300,000
Natixis, New York:
0.28%, 7/01/15	200,000	200,000,000
0.27%, 9/09/15	50,000	50,000,000
Norinchukin Bank, New York, 0.34%, 11/12/15 (a)	50,000	50,000,000
Oversea-Chinese Banking Corp. Ltd., New York:
0.21%, 9/04/15	100,000	100,000,000
0.23%, 10/02/15	200,000	200,000,000
0.30%, 10/28/15	50,000	50,000,000
0.30%, 11/16/15	100,000	100,000,000
Rabobank Nederland, New York (a):
0.29%, 7/17/15	100,000	100,000,000
0.27%, 11/09/15	100,000	100,000,000
Yankee (b) (concluded)
Rabobank Nederland, New York (a) (concluded):
0.28%, 12/21/15	$120,000	$120,000,000
0.28%, 1/11/16	100,000	100,000,000
0.30%, 1/11/16	110,000	110,000,000
0.31%, 2/22/16	75,000	75,000,000
Royal Bank of Canada, New York (a):
0.27%, 9/03/15	100,000	100,000,000
0.29%, 9/10/15	115,000	115,000,000
0.28%, 10/14/15	50,000	50,000,000
0.28%, 11/10/15	70,000	70,000,000
0.30%, 3/16/16	50,000	50,000,000
Sumitomo Mitsui Banking Corp., New York:
0.31%, 7/02/15 (a)	175,000	175,000,000
0.25%, 7/06/15	100,000	100,000,000
0.30%, 7/06/15 (a)	100,000	100,000,158
0.33%, 8/25/15 (a)	125,000	125,000,000
0.27%, 9/18/15	100,000	100,000,000
Sumitomo Mitsui Trust & Banking Ltd., New York, 0.30%, 10/05/15	150,000	150,000,000
Toronto-Dominion Bank, New York:
0.26%, 8/04/15 (a)	50,000	50,000,000
0.27%, 8/06/15	50,000	50,000,000
0.30%, 8/10/15	100,000	100,000,000
0.24%, 10/06/15 (a)	50,000	50,000,000
0.30%, 2/25/16 (a)	50,000	50,000,000
UBS AG, Stamford, 0.25%, 7/31/15	200,000	200,000,000

		5,526,090,590
Total Certificates of Deposit — 25.5%		6,155,091,399

Commercial Paper
ANZ New Zealand International Ltd., London:
0.20%, 8/26/15 (c)(d)	75,000	74,976,667
0.30%, 9/08/15 (a)	100,000	100,000,000
0.27%, 11/10/15 (a)(c)	100,000	100,000,000
0.33%, 6/03/16 (a)(c)	100,000	100,000,000
Australia & New Zealand Banking International Group Ltd. (a):
0.28%, 11/13/15	100,000	100,000,000
0.30%, 11/24/15	59,000	58,998,933
Bank of Nova Scotia, 0.31%, 12/09/15 (a)(c)	100,000	100,000,000
Banque ET Caisse Epargne, 0.26%, 7/06/15 (d)	100,000	99,996,389
Bedford Row Funding Corp.:
0.35%, 8/07/15 (d)	100,000	99,964,028
0.33%, 2/18/16 (a)	100,000	100,000,000
0.33%, 2/26/16 (a)	35,000	35,000,000
0.32%, 3/02/16 (a)	80,000	80,000,000
0.32%, 3/07/16 (a)(c)	50,000	50,000,000
BNP Paribas Fortis SA, 0.03%, 7/01/15 (d)	200,000	200,000,000
Cafco LLC, 0.32%, 11/02/15 (d)	60,000	59,933,867
Caisse des Depots et Consignations, 0.27%, 7/08/15 (d)	70,000	69,996,325
Chariot Funding LLC (d):
0.28%, 10/07/15 (c)	25,000	24,980,944
0.31%, 10/20/15	45,500	45,456,510
Ciesco LLC, 0.32%, 11/06/15 (d)	50,000	49,943,111
Collateralized Commercial Paper Co. LLC, 0.30%, 7/24/15 (d)	70,000	69,986,583
Collateralized Commercial Paper II Co., 0.36%, 12/07/15 (a)	150,000	150,000,000
Commonwealth Bank of Australia:
0.28%, 7/08/15 (a)	75,000	75,000,000
0.24%, 7/20/15 (a)	45,000	44,999,900
0.22%, 9/29/15 (d)	200,000	199,887,500
0.26%, 10/27/15 (a)(c)	100,000	99,997,062

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments (continued)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Commercial Paper	Par (000)	Value
Commonwealth Bank of Australia (concluded):
0.27%, 11/17/15 (a)	$100,000	$100,000,000
0.29%, 11/19/15 (a)	100,000	100,000,000
0.26%, 12/02/15 (a)(c)	180,000	180,000,000
0.28%, 2/19/16 (a)	50,000	50,000,000
0.29%, 2/26/16 (a)	50,000	50,000,000
0.30%, 4/29/16 (a)	27,000	27,000,000
CRC Funding LLC, 0.28%, 8/06/15 (d)	100,000	99,972,000
Credit Suisse, New York, 0.27%, 7/02/15 (d)	100,000	99,999,250
DBS Bank Ltd., 0.25%, 9/17/15 (d)	100,000	99,945,833
Erste Abwicklungsanstalt (d):
0.25%, 7/01/15	70,000	70,000,000
0.22%, 9/15/15	100,000	99,953,556
Fairway Finance Co. LLC:
0.26%, 9/02/15 (a)	60,000	59,999,108
0.26%, 9/04/15 (a)	40,000	39,999,387
0.30%, 10/21/15 (d)	48,500	48,454,733
0.29%, 12/17/15 (a)	50,000	50,000,000
HSBC Bank PLC (a):
0.25%, 7/06/15	75,000	75,000,000
0.27%, 10/16/15	110,000	110,000,031
0.29%, 11/19/15	92,500	92,500,000
0.34%, 1/13/16	100,000	100,000,000
0.32%, 2/05/16	116,500	116,500,000
Jupiter Securitization Co. LLC (d):
0.27%, 7/02/15	25,000	24,999,813
0.30%, 10/07/15	67,000	66,945,283
Kells Funding LLC:
0.20%, 7/15/15 (c)(d)	100,000	99,992,222
0.20%, 7/20/15 (d)	100,000	99,989,444
0.20%, 7/29/15 (d)	100,000	99,984,444
0.24%, 10/15/15 (d)	160,000	159,886,933
0.28%, 10/30/15 (a)	125,650	125,641,693
0.30%, 1/13/16 (a)	100,000	100,000,000
National Australia Bank Ltd. (a):
0.28%, 10/08/15	100,000	100,000,000
0.27%, 11/04/15	50,000	50,000,000
0.27%, 11/09/15 (c)	50,000	50,000,000
Natixis, SA, 0.28%, 8/31/15 (d)	32,000	31,984,818
Nederlandse Waterschapsbank NV (a):
0.25%, 7/09/15	50,000	50,000,000
0.26%, 10/01/15	120,000	120,000,000
0.33%, 12/22/15	100,000	100,000,000
Nieuw Amsterdam Receivables Corp., 0.24%, 9/10/15 (d)	120,000	119,943,200
Nordea Bank AB, 0.30%, 10/19/15 (d)	100,000	99,908,333
Old Line Funding LLC, 0.28%, 10/01/15 (d)	84,745	84,684,360
PSP Capital, Inc., 0.33%, 10/26/15 (d)	50,000	49,946,375
Rabobank Nederland, New York, 0.21%, 8/14/15 (d)	73,250	73,231,199
Rabobank USA Financial Corp., 0.24%, 7/14/15 (d)	52,000	51,995,493
Skandinaviska Enskilda Banken AB (d):
0.26%, 8/07/15	57,000	56,984,768
0.24%, 9/14/15	50,000	49,975,000
0.27%, 9/18/15	116,000	115,931,270
0.27%, 10/05/15	149,000	148,892,720
0.27%, 10/06/15	51,000	50,962,898
Sumitomo Mitsui Banking Corp. (d):
0.27%, 7/02/15	75,000	74,999,437
0.25%, 7/06/15	200,000	199,993,056
Svenska Handelsbanken AB, 0.26%, 7/02/15 (d)	100,000	99,999,278
Thunder Bay Funding LLC, 0.30%, 12/14/15 (a)	92,000	92,000,000
Toyota Credit Canada, Inc. (d):
0.27%, 11/09/15	50,000	49,950,875
0.27%, 11/10/15	50,000	49,950,500
Toyota Motor Credit Corp.:
0.27%, 7/08/15 (d)	$74,750	$74,746,076
0.25%, 7/30/15 (d)	50,000	49,989,931
0.24%, 10/02/15 (d)	100,000	99,938,000
0.22%, 10/06/15 (d)	200,000	199,881,444
0.25%, 1/08/16 (a)	200,000	200,000,000
United Overseas Bank Ltd. (d):
0.26%, 7/07/15	97,000	96,995,797
0.27%, 7/09/15 (c)	40,000	39,997,600
0.26%, 7/13/15 (c)	20,000	19,998,267
Versailles Commercial Paper LLC, 0.25%, 7/01/15 (d)	75,000	75,000,000
Victory Receivables Corp. (d):
0.18%, 7/13/15	36,100	36,097,834
0.18%, 7/15/15	85,000	84,994,050
0.17%, 7/20/15	106,481	106,471,446
Westpac Banking Corp.:
0.25%, 7/02/15 (c)(d)	100,000	99,999,306
0.28%, 8/12/15 (a)	25,000	25,000,336
0.29%, 11/20/15 (a)	100,000	100,000,000
0.28%, 3/18/16 (a)	75,000	75,000,000
0.31%, 4/14/16 (a)	90,000	90,000,000
Westpac Securities NZ Ltd.:
0.28%, 7/07/15 (d)	55,400	55,397,415
0.27%, 8/10/15 (a)(c)	100,000	100,000,000
0.32%, 5/06/16 (a)(c)	25,000	25,000,000
Total Commercial Paper — 34.2%		8,261,722,631

Corporate Notes
Bank of Montreal (a):
0.76%, 9/11/15	42,305	42,343,405
0.53%, 9/24/15	25,000	25,014,085
Nederlandse Waterschapsbank NV, 0.37%, 11/04/15 (a)(c)	100,000	100,032,968
Svenska Handelsbanken AB, 0.31%, 11/13/15 (a)(c)	108,200	108,200,000
The Toronto-Dominion Bank, 0.29%, 11/06/15 (a)	24,000	24,015,745
Total Corporate Notes — 1.2%		299,606,203

Time Deposits
Bank of Tokyo-Mitsubishi UFJ, Ltd., 0.04%, 7/01/15	150,000	150,000,000
BNP Paribas SA, 0.03%, 7/01/15	300,000	300,000,000
Credit Agricole SA, 0.07%, 7/01/15	640,000	640,000,000
DNB Bank ASA, 0.04%, 7/01/15	300,000	300,000,000
Nordea Bank AB, 0.04%, 7/01/15	300,000	300,000,000
Skandinaviska Enskilda Banken AB, 0.04%, 7/01/15	300,000	300,000,000
Svenska Handelsbanken AB, 0.04%, 7/01/15	800,000	800,000,000
Total Time Deposits — 11.6%		2,790,000,000

U.S. Government Sponsored Agency Obligation — 0.4%
Federal Home Loan Bank, 0.13%, 10/14/15 (a)	100,000	100,000,000

U.S. Treasury Obligation — 0.7%
U.S. Treasury Bill, 0.27%, 6/23/16 (d)	180,000	179,520,280

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	43

Schedule of Investments (continued)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
BNP Paribas Securities Corp., 0.15%, 7/01/15 (Purchased on 10/16/14 to be repurchased at $84,090,300, collateralized by various Corporate Debt Obligations and a U.S. Government Sponsored Agency Obligation, 0.10% to 8.75%, due 7/02/15 to 4/25/46, original par and fair values of $369,726,768 and $88,428,148, respectively) (a)	$84,000	$84,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $88,428,148)		84,000,000
Citigroup Global Markets, Inc., 0.10%, 7/01/15 (Purchased on 06/30/15 to be repurchased at $1,000,003, collateralized by various U.S. Treasury Obligations, 0.38% to 3.63%, due 2/15/16 to 8/15/43, original par and fair values of $1,018,191 and $1,020,001, respectively) (e)	1,000	1,000,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $1,020,001)		1,000,000
Credit Suisse Securities (USA) LLC, 0.40%, 7/07/15 (Purchased on 6/30/15 to be repurchased at $135,010,500, collateralized by various Corporate Debt Obligations, 0.00%, due 7/25/53 to 6/25/54, original par and fair values of $209,028,393 and $168,750,445, respectively)	135,000	135,000,000
Credit Suisse Securities (USA) LLC, 0.40%, 7/01/15 (Purchased on 3/27/15 to be repurchased at $615,772,124, collateralized by various Corporate Debt Obligations, 0.00% to 6.00%, due 2/25/54 to 7/25/58, original par and fair values of $1,141,689,465 and $768,895,795, respectively) (a)	615,116	615,116,000
Credit Suisse Securities (USA) LLC, 0.64%, 8/04/15 (Purchased on 6/30/15 to be repurchased at $50,031,111, collateralized by a Corporate Debt Obligation, 0.00%, due 6/25/54, original par and fair value of $106,710,000 and $62,502,410, respectively) (f)	50,000	50,000,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $1,000,148,650)		800,116,000
Federal Reserve Bank of New York, 0.05%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $2,500,003,472, collateralized by a U.S. Treasury Obligation, 3.63%, due 2/15/20, original par and fair value of $2,261,000,700 and $2,500,003,502, respectively)	2,500,000	2,500,000,000
Federal Reserve Bank of New York, 0.07%, 7/01/15 (Purchased on 6/29/15 to be repurchased at $1,000,003,889, collateralized by a U.S. Treasury Obligation, 3.00%, due 5/15/42, original par and fair value of $1,016,760,100 and $1,000,003,894, respectively)	1,000,000	1,000,000,000
Total Value of Federal Reserve Bank of New York (collateral value of $3,500,007,396)		3,500,000,000
HSBC Securities (USA), Inc., 0.12%, 7/01/15 (Purchased on 4/14/15 to be repurchased at $15,003,900, collateralized by a U.S. Government Sponsored Agency Obligation, 3.00%, due 11/01/42, original par and fair value of $18,145,000 and $15,302,102, respectively) (a)	15,000	15,000,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $15,302,102)		15,000,000
J.P. Morgan Securities LLC, 0.20%, 7/01/15 (Purchased on 3/25/13 to be repurchased at $50,230,000, collateralized by various Corporate Debt Obligations, 0.10% to 6.69%, due 11/15/28 to 4/10/48, original par and fair values of $1,133,594,855 and $53,500,014, respectively) (a)	$50,000	$50,000,000
J.P. Morgan Securities LLC, 0.40%, 7/01/15 (Purchased on 3/25/13 to be repurchased at $30,276,000, collateralized by various Corporate Debt Obligations, 0.33% to 4.83%, due 9/15/32 to 1/25/37, original par and fair values of $59,360,000 and $37,502,643, respectively) (a)	30,000	30,000,000
J.P. Morgan Securities LLC, 0.57%, 7/06/15 (Purchased on 4/6/15 to be repurchased at $100,144,083, collateralized by various Corporate Debt Obligations, 0.37% to 8.45%, due 6/15/27 to 5/25/37, original par and fair values of $699,845,469 and $125,000,614, respectively)	100,000	100,000,000
J.P. Morgan Securities LLC, 0.47%, 8/04/15 (Purchased on 6/30/15 to be repurchased at $125,057,118, collateralized by various Corporate Debt Obligations and a U.S. Government Sponsored Agency Obligation, 0.00% to 6.07%, due 8/25/28 to 2/12/51, original par and fair values of $1,678,914,600 and $133,755,095, respectively) (f)	125,000	125,000,000
J.P. Morgan Securities LLC, 0.55%, 8/04/15 (Purchased on 6/30/15 to be repurchased at $45,024,063, collateralized by various Corporate Debt Obligations, 0.52% to 1.81%, due 4/19/26 to 5/25/37, original par and fair values of $86,345,000 and $56,251,948, respectively) (f)	45,000	45,000,000
J.P. Morgan Securities LLC, 0.58%, 8/19/15 (Purchased on 5/19/15 to be repurchased at $40,059,289, collateralized by various Corporate Debt Obligations, 0.30% to 6.37%, due 2/15/34 to 9/25/47, original par and fair values of $130,599,410 and $50,002,470 respectively)	40,000	40,000,000
J.P. Morgan Securities LLC, 0.66%, 9/29/15 (Purchased on 6/30/15 to be repurchased at $45,075,075, collateralized by various Corporate Debt Obligations, 0.00% to 7.20%, due 7/02/20 to 9/25/58, original par and fair values of $111,743,000 and $56,251,944, respectively) (f)	45,000	45,000,000
J.P. Morgan Securities LLC, 0.78%, 9/29/15 (Purchased on 6/30/15 to be repurchased at $50,098,583, collateralized by various Corporate Debt Obligations, 0.42% to 7.31%, due 10/25/25 to 6/12/50, original par and fair values of $333,379,245 and $60,000,092, respectively) (f)	50,000	50,000,000
Total Value of J.P. Morgan Securities LLC (collateral value of $572,264,820)		485,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.65%, 8/14/15 (Purchased on 6/30/15 to be repurchased at $110,089,375, collateralized by various Corporate Debt Obligations, 3.13% to 5.59%, due 1/28/30 to 9/25/43, par and fair values of $190,512,484 and $137,500,000, respectively) (f)	110,000	110,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $137,500,000)		110,000,000
RBC Capital Markets LLC, 0.12%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $63,000,210, collateralized by various Corporate Debt Obligations, 0.52% to 7.95%, due 2/26/16 to 12/31/49, original par and fair values of $62,297,270 and $66,150,001, respectively)	63,000	63,000,000

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments (continued)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
RBC Capital Markets LLC, 0.13%, 7/01/15 (Purchased on 3/28/14 to be repurchased at $25,041,528, collateralized by various Corporate Debt Obligations, 0.00%, due 8/14/15 to 12/23/15, original par and fair values of $26,304,612 and $26,250,000, respectively) (a)	$25,000	$25,000,000
RBC Capital Markets LLC, 0.13%, 7/01/15 (Purchased on 6/13/14 to be repurchased at $16,022,129, collateralized by various Corporate Debt Obligations, 0.00% to 9.00%, due 2/26/16 to 7/15/45, original par and fair values of $18,692,663 and $16,800,001, respectively) (a)	16,000	16,000,000
RBC Capital Markets LLC, 0.20%, 7/01/15 (Purchased on 6/24/15 to be repurchased at $100,003,889, collateralized by various Corporate Debt Obligations, 0.00% to 9.88%, due 7/02/15 to 8/15/45, original par and fair values of $102,286,372 and $105,045,053, respectively)	100,000	100,000,000
Total Value of RBC Capital Markets LLC (collateral value of $214,245,055)		204,000,000
Wells Fargo Securities LLC, 0.25%, 7/01/15 (Purchased on 8/05/14 to be repurchased at $180,412,500, collateralized by various Corporate Debt Obligations, 0.38% to 6.35%, due 9/17/18 to 11/25/57, original par and fair values of $294,475,833 and $192,600,000, respectively) (a)	180,000	180,000,000
Wells Fargo Securities LLC, 0.51%, 7/09/15 (Purchased on 4/10/15 to be repurchased at $50,063,750, collateralized by various Corporate Debt Obligations, 0.48% to 6.70%, due 8/24/15 to 9/15/33, original par and fair values of $49,800,378 and $51,500,001, respectively)	50,000	50,000,000
Wells Fargo Securities LLC, 0.50%, 7/14/15 (Purchased on 4/15/15 to be repurchased at $36,750,881, collateralized by various Corporate Debt Obligations, 2.75% to 9.63%, due 11/15/15 to 10/15/34, original par and fair values of $35,084,604 and $37,806,151, respectively)	$36,705	$36,705,000
Wells Fargo Securities LLC, 0.44%, 8/03/15 (Purchased on 5/05/15 to be repurchased at $100,110,000, collateralized by various Corporate Debt Obligations, 0.73% to 9.38%, due 7/19/15 to 3/15/35, original par and fair values of $97,736,776 and $103,000,001, respectively)	100,000	100,000,000
Wells Fargo Securities LLC, 0.44%, 8/04/15 (Purchased on 5/06/15 to be repurchased at $59,064,900, collateralized by various Corporate Debt Obligations, 0.92% to 9.46%, due 11/30/15 to 11/01/34, original par and fair values of $57,534,603 and $60,770,001, respectively)	59,000	59,000,000
Wells Fargo Securities LLC, 0.68%, 9/14/15 (Purchased on 6/15/15 to be repurchased at $55,094,539, collateralized by various Corporate Debt Obligations, 2.39% to 6.33%, due 2/27/36 to 7/15/40, original par and fair values of $99,313,270 and $68,750,000, respectively)	55,000	55,000,000
Total Value of Wells Fargo Securities LLC (collateral value of $514,426,154)		480,705,000
Total Repurchase Agreements — 23.5%		5,679,821,000
Total Investments (Cost — $23,465,761,513*) — 97.1%		23,465,761,513
Other Assets Less Liabilities — 2.9%		690,321,850

Net Assets — 100.0%		$24,156,083,363

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer is a U.S. branch of foreign domiciled bank.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(e)	Traded in a joint account.

(f)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	45

Schedule of Investments (concluded)	Prime Money Market Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$23,465,761,513	—	$23,465,761,513
[1] See above Schedule of Investments for values in each security type.

The Master Portfolio may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, cash of $688,568,102 is categorized as Level 1 within the disclosure hierarchy.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bills (a):
0.00%, 7/02/15	$225,000	$225,000,000
0.13%, 7/09/15	10,000	9,999,722
0.09%, 7/16/15	12,500	12,499,547
0.08%, 7/23/15	55,000	54,997,395
0.08%, 7/30/15	49,000	48,997,040
0.11%, 9/17/15	37,500	37,491,063
0.12%, 10/01/15	96,100	96,069,721
0.11%, 12/31/15	284,000	283,842,064
U.S. Treasury Notes:
0.25%, 7/31/15	43,000	43,006,040
4.25%, 8/15/15	75,000	75,386,191
1.25%, 8/31/15	33,730	33,792,058
0.25%, 10/31/15	105,467	105,503,030
0.25% - 2.13%, 12/31/15	392,000	394,384,674
0.09%, 7/31/16 (b)	32,995	33,000,309
0.07%, 10/31/16 (b)	79,563	79,541,535
0.10%, 1/31/17 (b)	97,504	97,505,022
0.09%, 4/30/17 (b)	88,291	88,290,832
Total U.S. Treasury Obligations — 27.3%		1,719,306,243

Repurchase Agreements — 59.2%
Bank of Nova Scotia, 0.10%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $280,000,778, collateralized by various U.S. Treasury Obligations, 0.25% to 4.75%, due 12/31/15 to 2/15/45, original par and fair values of $279,889,008 and $285,600,881, respectively)	280,000	280,000,000
Total Value of Bank of Nova Scotia (collateral value of $285,600,881)		280,000,000
BNP Paribas Securities Corp., 0.05%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $450,000,625, collateralized by various U.S. Treasury Obligations, 0.00% to 2.63%, due 5/15/16 to 5/15/37, original par and fair values of $455,081,702 and $459,000,000, respectively)	450,000	450,000,000
BNP Paribas Securities Corp., 0.08%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $82,000,182, collateralized by various a U.S. Treasury Obligation, 0.00% to 4.63%, due 2/15/16 to 11/15/44, original par and fair values of $83,180,594 and $83,640,018, respectively)	82,000	82,000,000
BNP Paribas Securities Corp., 0.06%, 7/02/15 (Purchased on 6/25/15 to be repurchased at $89,101,040, collateralized by various U.S. Treasury Obligations, 0.00% to 4.63%, due 7/23/15 to 8/15/44, original par and fair values of $99,063,366 and $90,882,000, respectively)	89,100	89,100,000
Total Value of BNP Paribas Securities Corp. (collateral value of $633,522,018)		621,100,000
Citigroup Global Markets, Inc., 0.10%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $173,000,481, collateralized by various U.S. Treasury Obligations, 0.38% to 3.63%, due 2/15/16 to 8/15/43, original par and fair values of $176,146,920 and $176,460,082, respectively) (c)	173,000	173,000,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $176,460,082)		173,000,000
HSBC Securities (USA), Inc., 0.10%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $85,000,236, collateralized by various U.S. Treasury Obligations, 0.25% to 8.75%, due 11/30/15 to 2/15/45, original par and fair values of $76,870,800 and $86,700,021, respectively)	$85,000	$85,000,000
HSBC Securities (USA), Inc., 0.10%, 7/01/15 (Purchased on 1/27/14 to be repurchased at $200,288,889, collateralized by various U.S. Treasury Obligations, 0.25% to 9.00%, due 7/15/15 to 2/15/42, original par and fair values of $197,652,805 and $204,001,025, respectively) (b)	200,000	200,000,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $290,701,046)		285,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.11%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $1,400,004,278, collateralized by various U.S. Treasury Obligations, 0.00% to 6.00%, due 9/17/15 to 2/15/45, original par and fair values of $1,286,130,352 and $1,428,000,060, respectively)	1,400,000	1,400,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $1,428,000,060)		1,400,000,000
Morgan Stanley & Co. LLC, 0.08%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $30,000,067, collateralized by various U.S. Treasury Obligations, 0.00% to 1.38%, due 7/23/15 to 9/30/18, original par and fair values of $30,241,500 and $30,600,061, respectively)	30,000	30,000,000
Morgan Stanley & Co. LLC, 0.08%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $500,001,111 collateralized by various U.S. Treasury Obligations, 1.75% to 2.63%, due 11/15/20 to 3/31/22, original par and fair values of $497,766,000 and $510,000,085, respectively)	500,000	500,000,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $540,600,147)		530,000,000
RBC Capital Markets LLC, 0.07%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $240,099,467, collateralized by various U.S. Treasury Obligations, 0.00% to 3.75%, due 7/02/15 to 5/15/45, original par and fair values of $249,327,300 and $244,901,014, respectively)	240,099	240,099,000
Total Value of RBC Capital Markets LLC (collateral value of $244,901,014)		240,099,000

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	47

Schedule of Investments (concluded)	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
TD Securities (USA) LLC, 0.10%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $189,000,525 collateralized by various U.S. Treasury Obligations, 1.50% to 7.63%, due 6/30/16 to 11/15/44, original par and fair values of $186,281,300 and $192,780,019, respectively)	$189,000	$189,000,000
Total Value of TD Securities (USA) LLC (collateral value of $192,780,019)		189,000,000
Total Repurchase Agreements — 59.2%		3,718,199,000
Total Investments (Cost — $5,437,505,243*) — 86.5%		5,437,505,243
Other Assets Less Liabilities — 13.5%		846,835,029

Net Assets — 100.0%		$6,284,340,272

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Traded in a joint account.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$5,437,505,243	—	$5,437,505,243
[1] See above Schedule of Investments for values in each security type.

The Master Portfolio may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, cash of $1,129,378,096 is categorized as Level 1 within the disclosure hierarchy.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio

Assets
Investments at value — unaffiliated[1]	$29,021,733,528	$17,785,940,513	$1,719,306,243
Repurchase agreements at value[2]	8,555,138,000	5,679,821,000	3,718,199,000
Cash	203,709,944	688,568,102	1,129,378,096
Receivables:
Interest	7,408,200	3,195,392	1,496,864
Contributions from investors	—	7	5

Total assets	37,787,989,672	24,157,525,014	6,568,380,208

Liabilities
Payables:
Investments purchased	—	—	283,842,064
Investment advisory fees	2,363,944	1,357,214	173,089
Professional fees	143,634	50,182	14,716
Trustees’ fees	92,285	34,255	10,067
Withdrawals to investors	197,897	—	—

Total liabilities	2,797,760	1,441,651	284,039,936

Net Assets	$37,785,191,912	$24,156,083,363	$6,284,340,272

Net Assets Consist of
Investors’ capital	$37,785,191,912	$24,156,083,363	$6,284,340,272

[1] Investments at cost — unaffiliated	$29,021,733,528	$17,785,940,513	$1,719,306,243
[2] Repurchase agreements at cost — unaffiliated	$8,555,138,000	$5,679,821,000	$3,718,199,000

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	49

Statements of Operations

Six Months Ended June 30, 2015 (Unaudited)	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio

Investment Income
Interest	$53,982,915	$28,613,522	$1,282,632

Expenses
Investment advisory	21,060,034	11,728,369	1,536,428
Independent Trustees	235,748	133,750	24,055
Professional	63,118	26,989	10,148

Total expenses	21,358,900	11,889,108	1,570,631
Less fees waived by the Manager	(6,616,876)	(3,679,250)	(508,614)

Total expenses after fees waived	14,742,024	8,209,858	1,062,017

Net investment income	39,240,891	20,403,664	220,615

Realized Gain
Net realized gain from investments	1,076,897	436,956	125,427

Net Increase in Net Assets Resulting from Operations	$40,317,788	$20,840,620	$346,042

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Changes in Net Assets	Master Investment Portfolio

	Money Market Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$39,240,891	$66,517,792
Net realized gain	1,076,897	3,145,559

Net increase in net assets resulting from operations	40,317,788	69,663,351

Capital Transactions
Proceeds from contributions	58,686,183,206	53,841,747,303
Value of withdrawals	(61,787,995,619)	(54,589,158,809)

Net decrease in net assets derived from capital transactions	(3,101,812,413)	(747,411,506)

Net Assets
Total decrease in net assets	(3,061,494,625)	(677,748,155)
Beginning of period	40,846,686,537	41,524,434,692

End of period	$37,785,191,912	$40,846,686,537

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	51

Statements of Changes in Net Assets	Master Investment Portfolio

	Prime Money Market Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$20,403,664	$24,529,317
Net realized gain	436,956	794,518

Net increase in net assets resulting from operations	20,840,620	25,323,835

Capital Transactions
Proceeds from contributions	179,692,645,522	128,913,398,407
Value of withdrawals	(179,351,744,561)	(124,057,023,599)

Net increase in net assets derived from capital transactions	340,900,961	4,856,374,808

Net Assets
Total increase in net assets	361,741,581	4,881,698,643
Beginning of period	23,794,341,782	18,912,643,139

End of period	$24,156,083,363	$23,794,341,782

See Notes to Financial Statements.

52	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Changes in Net Assets	Master Investment Portfolio

	Treasury Money Market Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$220,615	$40,546
Net realized gain	125,427	110,422

Net increase in net assets resulting from operations	346,042	150,968

Capital Transactions
Proceeds from contributions	29,798,476,420	27,585,996,303
Value of withdrawals	(27,372,035,892)	(26,466,792,303)

Net increase in net assets derived from capital transactions	2,426,440,528	1,119,204,000

Net Assets
Total increase in net assets	2,426,786,570	1,119,354,968
Beginning of period	3,857,553,702	2,738,198,734

End of period	$6,284,340,272	$3,857,553,702

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	53

Financial Highlights	Master Investment Portfolio

	Money Market Master Portfolio
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Total Return
Total return	0.09%[1]	0.16%	0.20%	0.27%	0.23%	0.27%

Ratio to Average Net Assets
Total expenses	0.10%[2]	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.07%[2]	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	0.19%[2]	0.16%	0.19%	0.27%	0.22%	0.26%

Supplemental Data
Net assets, end of period (000)	$37,785,192	$40,846,687	$41,524,435	$35,289,099	$28,528,047	$20,007,557

[1]	Aggregate total return.

[2]	Annualized.

See Notes to Financial Statements.

54	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	Master Investment Portfolio

	Prime Money Market Master Portfolio
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Total Return
Total return	0.08%[1]	0.13%	0.17%	0.25%	0.21%	0.25%

Ratios to Average Net Assets
Total expenses	0.10%[2]	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.07%[2]	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	0.17%[2]	0.14%	0.17%	0.25%	0.21%	0.25%

Supplemental Data
Net assets, end of period (000)	$24,156,083	$23,794,342	$18,912,643	$15,934,441	$10,732,297	$10,071,057

[1]	Aggregate total return.

[2]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	55

Financial Highlights	Master Investment Portfolio

	Treasury Money Market Master Portfolio
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Total Return
Total return	0.00%[1]	0.00%	0.02%	0.06%	0.09%	0.13%

Ratios to Average Net Assets
Total expenses	0.10%[2]	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.07%[2]	0.06%	0.06%	0.07%	0.06%	0.06%

Net investment income	0.01%[2]	0.00%	0.02%	0.08%	0.03%	0.13%

Supplemental Data
Net assets, end of period (000)	$6,284,340	$3,857,554	$2,738,199	$2,613,824	$1,602,468	$2,200,634

[1]	Aggregate total return.

[2]	Annualized.

See Notes to Financial Statements.

56	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (Unaudited)	Master Investment Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to three series of MIP: Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”).

The Master Portfolios, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation: U.S. GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolios’ investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Each Master Portfolio seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolios have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: Certain Master Portfolios may enter into repurchase agreements. In a repurchase agreement, the Master Portfolios purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Master Portfolios’ custodian or designated sub-custodians under tri-party repurchase agreements. The Master Portfolios, along with other registered investment companies advised by the Manager, may transfer uninvested cash into a single joint trading account which is then invested in one or more repurchase agreements. As of June 30, 2015, there were no joint trading accounts invested in repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, the Master Portfolios could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Master Portfolios under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Master Portfolios, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Master Portfolios receive securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Master Portfolios would recognize a liability with respect to such excess collateral. The liability reflects the Master Portfolios’ obligation under bankruptcy law to return the excess to the counterparty.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

MIP, on behalf of each Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management

BLACKROCK FUNDS III	JUNE 30, 2015	57

Notes to Financial Statements (continued)	Master Investment Portfolio

of each Master Portfolios’ portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Master Portfolio. For such services, each Master Portfolio pays the Manager a monthly fee based on a percentage of each Master Portfolio’s average daily net assets at the following annual rates:

Money Market Master Portfolio	0.10%
Prime Money Market Master Portfolio	0.10%
Treasury Money Market Master Portfolio	0.10%

The Manager has contractually agreed to waive 0.03% of its investment advisory fees through April 30, 2016. The Manager has also voluntarily agreed to waive investment advisory fees to enable the feeders that invest in the Master Portfolios to maintain minimum levels of daily net investment income. The Manager may discontinue the voluntary waiver at any time. For the six months ended June 30, 2015, the amounts included in fees waived by the Manager in the Statements of Operations are as follows:

Money Market Master Portfolio	$6,318,010
Prime Money Market Master Portfolio	$3,518,511
Treasury Money Market Master Portfolio	$474,411

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. The Manager has contractually agreed to provide an offsetting credit against the administration fees paid by the Master Portfolios in an amount equal to the independent expenses through April 30, 2016. The amounts waived are included in fees waived by the Manager in the Statements of Operations. For the six months ended June 30, 2015, such waiver amounts are as follows:

Money Market Master Portfolio	$298,866
Prime Money Market Master Portfolio	$160,739
Treasury Money Market Master Portfolio	$34,203

MIP entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios. BAL is not entitled to compensation for providing administration services to the Master Portfolios, for so long as BAL is entitled to receive compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolios.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Income Tax Information:

Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio are each classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolios is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolios. Therefore, no federal income tax provision is required. It is intended that the Master Portfolios’ assets will be managed so an investor in the Master Portfolios can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolios file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolios’ U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Master Portfolios’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolios as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolios’ financial statements.

6. Principal Risks:

In the normal course of business, certain Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The

58	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (concluded)	Master Investment Portfolio

Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance period for amendments range between July 2015 and October 2016. When implemented, the changes may affect the Master Portfolios’ investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Master Portfolios’ continue to evaluate their strategy to implement the new regulations.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	JUNE 30, 2015	59

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), each a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. Each of BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and BlackRock Cash Funds: Treasury (each, a “Portfolio” and collectively, the “Portfolios”), each a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to each Master Portfolio. For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of each Portfolio and the interest holders of each Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolios and the Portfolios by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance of a Master Portfolio/Portfolio relative to its peers, benchmark, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Portfolios for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolios’ and /or the Portfolios’ operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Portfolios; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and Portfolio’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolios and/or the Portfolios; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

60	BLACKROCK FUNDS III	JUNE 30, 2015

Disclosure of Investment Advisory Agreement (continued)

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Master Portfolio and Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Master Portfolio and/or Portfolio to BlackRock; (g) sales and redemption data regarding each Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to each Master Portfolio for a one-year term ending June 30, 2016. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio, each Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios; (d) each Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolios and the Portfolios; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing the relevant Master Portfolio’s performance and the Master Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolios and the Portfolios. BlackRock and its affiliates provide the Master Portfolios and the Portfolios with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Portfolios. In particular, BlackRock and its affiliates provide the Master Portfolios and the Portfolios with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS III	JUNE 30, 2015	61

Disclosure of Investment Advisory Agreement (continued)

meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolios and the Portfolios, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Portfolios and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio and Portfolio, as applicable. The Board noted that each Portfolio’s investment results correspond directly to the investment results of the applicable Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of each Master Portfolio and Portfolio, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, each of BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime ranked in the first quartile against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, BlackRock Cash Funds: Treasury ranked in the third, first and first quartiles, respectively, against its Lipper Performance Universe. However, the Board noted that the Portfolio performed within the one basis point threshold of its Lipper Performance Universe peer median for the one-year period.

The Board reviewed each Portfolio’s performance within the context of the low yield environment that has existed over the past several years.

The quartile standing of each Portfolio in its Lipper peer group takes into account the Portfolio’s current yield only. The Board believes that the performance of a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews each Master Portfolio’s current yield performance, it also examines the liquidity, duration, and credit quality of the Master Portfolio’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Portfolios: The Board, including the Independent Board Members, reviewed each Master Portfolio’s contractual advisory fee rate compared with the other funds in the corresponding Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared each Portfolio’s total expense ratio, as well as each Master Portfolio’s actual advisory fee rate, to those of other funds in the corresponding Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios and the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

62	BLACKROCK FUNDS III	JUNE 30, 2015

Disclosure of Investment Advisory Agreement (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolios and the Portfolios by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolios and the Portfolios. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolios and the Portfolios in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that Money Market Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio ranked in the first and second quartiles, respectively, relative to the corresponding Portfolio’s Expense Peers.

The Board noted that Prime Money Market Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio each ranked in the first quartile, relative to the corresponding Portfolio’s Expense Peers.

The Board noted that Treasury Money Market Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio ranked in the fourth and third quartiles, respectively, relative to the corresponding Portfolio’s Expense Peers. The Board determined that the corresponding Portfolio’s total expense ratio was appropriate in light of the median total expense ratio paid by its Expense Peers.

The Board reviewed each Master Portfolio’s/Portfolio’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that BlackRock has contractually agreed to waive a portion of the advisory fees for each Master Portfolio. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate each Master Portfolio/Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/Portfolio’s independent registered public accounting firm. The Board additionally noted that, to enable each Master Portfolio/Portfolio to maintain minimum levels of daily net investment income, BlackRock and each Master Portfolio’s/Portfolio’s administrator have voluntarily agreed to waive a portion of its fees and/or reimburse the Master Portfolio’s/Portfolio’s operating expenses as necessary. This waiver and/or reimbursement may be discontinued at any time without notice.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Portfolios increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolios and the Portfolios benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolios and the Portfolios to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolios. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios and the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Portfolios, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the pertinent Portfolio’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to each Master Portfolio, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned

BLACKROCK FUNDS III	JUNE 30, 2015	63

Disclosure of Investment Advisory Agreement (concluded)

factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

64	BLACKROCK FUNDS III	JUNE 30, 2015

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective March 1, 2015, Charles Park resigned as Trust/MIP-Money Laundering Compliance Officer of the Trust/MIP and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust/MIP.

Effective May 18, 2015, Ian MacKinnon resigned as a Trustee of the Trust/MIP.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian, Transfer Agent and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Administrator BlackRock Advisors LLC Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK FUNDS III	JUNE 30, 2015	65

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (888) 204-3956.

Availability of Quarterly Schedule of Investments

The Funds/Master Portfolios file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (888) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master Portfolios voted proxies relating to securities held in the Funds’/Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

66	BLACKROCK FUNDS III	JUNE 30, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call 800-626-1960. Each Fund’s current 7-day yield more closely reflects the current earnings of a Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

MMF3-6/15-SAR

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock CoreAlpha Bond Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

The Markets in Review

Dear Shareholder,

During the 12-month period ended June 30, 2015, market volatility increased from the remarkably low levels seen in recent years, although it remained below the historical average. In the middle of 2014, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. The U.S. economy, however, was showing improvement, which made investors concerned that the U.S. Federal Reserve (the “Fed”) would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows.

In the fourth quarter, U.S. growth picked up considerably while the broader global economy showed more signs of slowing. This, combined with rising global risks, drove investors to the relative stability of U.S. assets. International markets continued to struggle even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries despite their persistently low yields, which had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path. However, meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The period ended on a downbeat, but temporary, note as Greece’s long-brewing debt troubles came to an impasse. As the drama unfolded around the tumultuous negotiations between Greece and its creditors, investors feared the possibility of Greece leaving the euro zone and the impact such an event might have on global markets. Most asset classes broadly sold off, especially in Europe, even while macroeconomic and company fundamentals continued to improve.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.23%	7.42%
U.S. small cap equities (Russell 2000® Index)	4.75	6.49
International equities (MSCI Europe, Australasia, Far East Index)	5.52	(4.22)
Emerging market equities (MSCI Emerging Markets Index)	2.95	(5.12)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.51)	3.79
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.86
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.53	(0.39)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2015

Investment Objective

BlackRock CoreAlpha Bond Fund’s (the “Fund”) investment objective is to seek to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2015, the Fund’s Institutional Shares returned (0.02)%, Investor A Shares returned (0.28)% and Investor C Shares returned (0.56)%. The Fund’s Institutional Shares outperformed the benchmark, the Barclays U.S. Aggregate Bond Index (the “Index”), which returned (0.10)% for the same period, while the Investor A Shares and the Investor C Shares underperformed the Index.

•	The Fund invests all of its assets in the CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

What factors influenced performance?

•

Credit security selection was strong year to date. An underweight to the energy sector, particularly independent issuers, contributed to performance. Selection within communications names also was additive, in particular an underweight to certain media & entertainment issuers. The Master Portfolio’s global rate strategies contributed as well.

•

Currency strategies detracted over the first half of the year, driven by central banks’ unexpected actions and the impact of the dramatic price activity of German sovereign bonds on market correlations.

•	The Master Portfolio also held derivatives during the period, which did not have a material impact on performance.

Describe recent portfolio activity.

•	During the six-month period, the Master Portfolio reduced a portion of its energy underweight and increased its underweight in basics, primarily metals and mining names.

Describe portfolio positioning at period end.

•

At period end, the Master Portfolio remained overweight relative to the Index in non-government spread sectors and generally underweight in U.S. Treasury securities. Within spread sectors, the Master Portfolio was overweight in investment grade corporate credit, agency mortgage-backed securities and asset-backed securities, and underweight in select non-corporate sectors including emerging markets. The Master Portfolio also held a non-benchmark allocation to high yield debt. With respect to currency positions, the Fund was short the euro and long the Canadian dollar. The Master Portfolio was also positioned short with respect to U.S. and U.K. rates based on growth and momentum insights, and long with respect to Canadian and Australian rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. The Master Portfolio may invest in bonds of any maturity or duration.

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2015

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.24%	2.22%	(0.02)%	2.03%	N/A	3.59%	N/A	4.74%	N/A
Investor A	1.89	1.88	(0.28)	1.67	(2.42)%	3.26	2.42%	4.41	3.98%
Investor C	1.14	1.13	(0.56)	0.92	(0.07)	2.48	2.48	3.63	3.63
Barclays U.S. Aggregate Bond Index	—	—	(0.10)	1.86	N/A	3.35	N/A	4.44	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$999.80	$1.69	$1,000.00	$1,023.11	$1.71	0.34%
Investor A	$1,000.00	$997.20	$3.42	$1,000.00	$1,021.37	$3.46	0.69%
Investor C	$1,000.00	$994.40	$7.12	$1,000.00	$1,017.65	$7.20	1.44%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses are calculated.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Prior to February 28, 2011 for Institutional Shares and prior to April 30, 2012 for Investor A and Investor C Shares, the performance of the classes is based on the returns of the Master Portfolio in which the Fund invests all of its assets adjusted to reflect the estimated annual fund fees and operating expenses of each respective share class of the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower. The Administrator is under no obligation to waive or to continue waiving its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 3 of the Notes to Financial Statements for additional information on waivers. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	7

Statement of Assets and Liabilities	BlackRock CoreAlpha Bond Fund

June 30, 2015 (Unaudited)

Assets
Investments at value — Master Portfolio (cost — $242,205,134)	$240,402,935
Receivable for capital shares sold	6,474,141

Total assets	246,877,076

Liabilities
Payables:
Contributions to the Master Portfolio	6,399,300
Capital shares redeemed	74,841
Income dividends	41,923
Capital gain distributions	29,661
Administration fees	17,703
Professional fees	8,317
Service and distribution fees	479

Total liabilities	6,572,224

Net Assets	$240,304,852

Net Assets Consist of
Paid-in capital	$240,508,419
Distributions in excess of net investment income	(556,952)
Accumulated net realized gain allocated from the Master Portfolio	2,155,584
Net unrealized appreciation (depreciation) allocated from the Master Portfolio	(1,802,199)

Net Assets	$240,304,852

Net Asset Value
Institutional — Based on net assets of $238,758,418 and 22,942,171 shares outstanding, unlimited number of shares authorized, no par value	$10.41

Investor A — Based on net assets of $1,296,751 and 124,519 shares outstanding, unlimited number of shares authorized, no par value	$10.41

Investor C — Based on net assets of $249,683 and 23,996 shares outstanding, unlimited number of shares authorized, no par value	$10.41

See Notes to Financial Statements.

8	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Statement of Operations	BlackRock CoreAlpha Bond Fund

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Interest	$3,026,231
Dividends	31,781
Income — affiliated	2,833
Expenses	(270,025)
Fees waived	6,329

Total income	2,797,149

Fund Expenses
Administration — Institutional	107,492
Administration — Investor A	1,796
Administration — Investor C	260
Service and distribution — Investor A	2,249
Service and distribution — Investor C	1,300
Professional	9,231
Miscellaneous	325

Total expenses	122,653
Less administration fees waived	(9,231)

Total expenses after fees waived	113,422

Net investment income	2,683,727

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized gain from investments, financial futures contracts, swaps, options written and foreign currency transactions	668,880
Net change in unrealized appreciation (depreciation) on investments, financial futures contracts, swaps, options written and foreign currency translations	(4,103,873)

Net realized and unrealized loss	(3,434,993)

Net Decrease in Net Assets Resulting from Operations	$(751,266)

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	9

Statements of Changes in Net Assets	BlackRock CoreAlpha Bond Fund

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:

Operations
Net investment income	$2,683,727	$3,562,127
Net realized gain	668,880	1,664,284
Net change in unrealized appreciation (depreciation)	(4,103,873)	3,593,170

Net Increase (decrease) in net assets resulting from operations	(751,266)	8,819,581

Distributions to Shareholders From[1]
Net investment income:
Institutional	(2,929,260)	(3,475,349)
Investor A	(21,131)	(16,428)
Investor C	(2,106)	(4,036)
Net realized gain:
Institutional	(376,313)	(151,873)
Investor A	(2,099)	(718)
Investor C	(405)	(176)

Decrease in net assets resulting from distributions to shareholders	(3,331,314)	(3,648,580)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	58,478,815	80,653,276

Net Assets
Total increase in net assets	54,396,235	85,824,277
Beginning of period	185,908,617	100,084,340

End of period	$240,304,852	$185,908,617

Distributions in excess of net investment income, end of period	$(556,952)	$(288,182)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Financial Highlights

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,					Period February 28, 2011[1] to December 31, 2011
			2014		2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.57		$10.19		$10.72	$10.50		$10.00

Net investment income[2]	0.13		0.26		0.22	0.24		0.25
Net realized and unrealized gain (loss)	(0.13)		0.39		(0.48)	0.26		0.52

Net increase (decrease) from investment operations	—		0.65		(0.26)	0.50		0.77

Distributions from:[3]
Net investment income	(0.14)		(0.26)		(0.25)	(0.25)		(0.26)
Net realized gain	(0.02)		(0.01)		(0.00)[4]	—		—
Return of capital	—		—		(0.02)	(0.03)		(0.01)

Total distributions	(0.16)		(0.27)		(0.27)	(0.28)		(0.27)

Net asset value, end of period	$10.41		$10.57		$10.19	$10.72		$10.50

Total Return[5]
Based on net asset value	(0.02)%	[6]	6.45%		(2.44)%	4.82%		7.80%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.35%	[8,9]	0.35%	[8]	0.36% [8]	0.37%	[10]	0.44%	[8,9]

Total expenses after fees waived	0.34%	[8,9]	0.34%	[8]	0.34% [8]	0.34%	[10]	0.35%	[8,9]

Net investment income	2.48%	[8,9]	2.53%	[8]	2.16% [8]	2.22%	[10]	2.93%	[8,9]

Supplemental Data
Net assets, end of period (000)	$238,758		$183,880		$99,630	$110,020		$59,250

Portfolio turnover of the Master Portfolio[11]	275%		686%		986%	2,128%		1,646%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[11]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period February 28, 2011[1] to December 31, 2011
		2014	2013	2012

Portfolio turnover rate (excluding MDRs)	215%	470%	736%	1,774%	1,510%

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	11

Financial Highlights (continued)

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period April 30, 2012[1] to December 31, 2012
		2014		2013

Per Share Operating Performance
Net asset value, beginning of period	$10.58	$10.19		$10.72	$10.55

Net investment income[2]	0.11	0.23		0.18	0.12
Net realized and unrealized gain (loss)	(0.14)	0.39		(0.48)	0.22

Net increase (decrease) from investment operations	(0.03)	0.62		(0.30)	0.34

Distributions from:[3]
Net investment income	(0.12)	(0.22)		(0.21)	(0.15)
Net realized gain	(0.02)	(0.01)		(0.00)[4]	—
Return of capital	—	—		(0.02)	(0.02)

Total distributions	(0.14)	(0.23)		(0.23)	(0.17)

Net asset value, end of period	$10.41	$10.58		$10.19	$10.72

Total Return[5]
Based on net asset value	(0.28)% [6]	6.18%		(2.78)%	3.25%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.70% [8,9]	0.71%	[8]	0.71% [8]	0.72%	[8,9]

Total expenses after fees waived	0.69% [8,9]	0.69%	[8]	0.69% [8]	0.70%	[8,9]

Net investment income	2.09% [8,9]	2.19%	[8]	1.78% [8]	1.80%	[8,9]

Supplemental Data
Net assets, end of period (000)	$1,297	$1,776		$166	$168

Portfolio turnover of the Master Portfolio[10]	275%	686%		986%	2,128%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Annualized.

[10]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,		Period April 30, 2012[1] to December 31, 2012
		2014	2013

Portfolio turnover rate (excluding MDRs)	215%	470%	736%	1,774%

See Notes to Financial Statements.

12	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Financial Highlights (concluded)

	Investor C
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period April 30, 2012[1] to December 31, 2012
		2014		2013

Per Share Operating Performance
Net asset value, beginning of period	$10.57	$10.18		$10.71	$10.55

Net investment income[2]	0.07	0.15		0.11	0.06
Net realized and unrealized gain (loss)	(0.12)	0.40		(0.48)	0.21

Net increase (decrease) from investment operations	(0.05)	0.55		(0.37)	0.27

Distributions from:[3]
Net investment income	(0.09)	(0.15)		(0.14)	(0.10)
Net realized gain	(0.02)	(0.01)		(0.00)[4]	—
Return of capital	—	—		(0.02)	(0.01)

Total distributions	(0.11)	(0.16)		(0.16)	(0.11)

Net asset value, end of period	$10.41	$10.57		$10.18	$10.71

Total Return[5]
Based on net asset value	(0.56)% [6]	5.40%		(3.51)%	2.61%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.45% [8,9]	1.45%	[8]	1.46% [8]	1.46%	[8,9]

Total expenses after fees waived	1.44% [8,9]	1.44%	[8]	1.44% [8]	1.44%	[8,9]

Net investment income	1.37% [8,9]	1.44%	[8]	1.04% [8]	1.04%	[8,9]

Supplemental Data
Net assets, end of period (000)	$250	$253		$288	$273

Portfolio turnover of the Master Portfolio[10]	275%	686%		986%	2,128%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Annualized.

[10]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,		Period April 30, 2012[1] to December 31, 2012
		2014	2013

Portfolio turnover rate (excluding MDRs)	215%	470%	736%	1,774%

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	13

Notes to Financial Statements (Unaudited)	BlackRock CoreAlpha Bond Fund

1. Organization:

BlackRock CoreAlpha Bond Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing all of its assets in CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At June 30, 2015, the percentage of the Master Portfolio owned by the Fund was 8.0%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses and has certain conversion privileges as outlined below. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. For distribution and service fee breakdown see Note 3. The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board of Trustees” or the “Board” and the members are referred to as “Trustees.”

Share Class	Initial Sales Charge	CDSC		Conversion
Institutional Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor C Shares	No	Yes		None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL”), are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Fund, entered into an Administration Agreement with BAL, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays BAL a monthly fee at an annual rate of 0.10% of the average daily value of the Institutional Share’s net assets and 0.20% of the Investor A and Investor C Shares’ net assets. The Fund does not pay an investment advisory fee or investment management fee.

14	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Notes to Financial Statements (continued)	BlackRock CoreAlpha Bond Fund

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Fund’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2016.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BAL. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B
Service Fees	0.25%	0.25%
Distribution Fees	—	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the six months ended June 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares which totaled $32.

For the six months ended June 30, 2015, affiliates received CDSCs of $226 for Investor A Shares.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the three years ended December 31, 2014 and the period ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,661,309	$70,822,520	13,880,886	$144,664,033
Shares issued to shareholders in reinvestment of distributions	286,010	3,030,228	305,732	3,201,545
Shares redeemed	(1,399,860)	(14,910,268)	(6,572,695)	(68,757,052)

Net increase	5,547,459	$58,942,480	7,613,923	$79,108,526

Investor A
Shares sold	69,554	$740,283	171,264	$1,793,894
Shares issued to shareholders in reinvestment of distributions	2,154	22,909	1,582	16,615
Shares redeemed	(115,119)	(1,228,076)	(21,204)	(219,796)

Net increase (decrease)	(43,411)	$(464,884)	151,642	$1,590,713

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	15

Notes to Financial Statements (concluded)	BlackRock CoreAlpha Bond Fund

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,555	$16,527	2	$22
Shares issued to shareholders in reinvestment of distributions	219	2,315	374	3,904
Shares redeemed	(1,673)	(17,623)	(4,777)	(49,889)

Net increase (decrease)	101	$1,219	(4,401)	$(45,963)

Total Net Increase	5,504,149	$58,478,815	7,761,164	$80,653,276

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Master Portfolio Information	CoreAlpha Bond Master Portfolio

As of June 30, 2015

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	39%
Corporate Bonds	30
Non-Agency Mortgage-Backed Securities	11
Asset-Backed Securities	9
U.S. Treasury Obligations	9
Foreign Agency Obligations	1
Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	60%
AA/Aa	7
A	15
BBB/Baa	15
BB/Ba	2
B	—	[3]
CCC	—	[3]
N/R	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

[3]	Represents less than 1%.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	17

Schedule of Investments June 30, 2015 (Unaudited)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Access Group, Inc., Class A2 (a):
Series 2004-A, 0.54%, 4/25/29	USD	4,048	$3,987,215
Series 2007-1, 0.31%, 4/25/17		123	123,460
Series 2007-A, 0.41%, 8/25/26		500	498,739
ACE Securities Corp. Home Equity Loan Trust (a):
Series 2005-AG1, Class A2D, 0.55%, 8/25/35		850	831,462
Series 2005-HE2, Class M3, 0.91%, 4/25/35		1,629	1,625,186
Series 2005-HE4, Class M2, 0.71%, 7/25/35		2,343	2,331,567
American Credit Acceptance Receivables Trust, Class A (b):
Series 2014-1, 1.14%, 3/12/18		421	421,011
Series 2014-3, 0.99%, 8/10/18		1,111	1,109,165
American Express Credit Account Master Trust, Series 2012-2, Class C, 1.29%, 3/15/18 (b)		8,330	8,332,024
AmeriCredit Automobile Receivables Trust:
Series 2011-2, Class D, 4.00%, 5/08/17		1,552	1,556,691
Series 2011-3, Class C, 2.86%, 1/09/17		381	381,568
Series 2012-3, Class D, 3.03%, 7/09/18		2,121	2,163,755
Series 2012-5, Class B, 1.12%, 11/08/17		3,040	3,041,958
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates, Series 2005-R10, Class A2B, 0.41%, 1/25/36 (a)		230	229,589
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE1, Class 1A3, 0.51%, 12/25/35 (a)		1,737	1,727,040
Carfinance Capital Auto Trust, Class A (b):
Series 2013-1A, 1.65%, 7/17/17		40	39,691
Series 2013-2A, 1.75%, 11/15/17		659	659,809
Series 2014-1A, 1.46%, 12/17/18		1,946	1,943,071
Centex Home Equity Loan Trust, Series 2006-A, Class AV3, 0.35%, 6/25/36 (a)		1,957	1,946,358
Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/16/24		4,000	3,883,404
CIT Mortgage Loan Trust, Series 2007-1, Class 2A2, 1.44%, 10/25/37 (a)(b)		48	47,798
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6, 2.15%, 7/15/21		10,000	10,108,090
College Loan Corp. Trust I, Series 2004-1, Class A4, 0.47%, 4/25/24 (a)		10,200	10,152,121
Countrywide Asset-Backed Certificates, Series 2005-8, Class M1, 0.66%, 12/25/35 (a)		1,405	1,402,710
CPS Auto Receivables Trust, Series 2011-B, Class B, 5.68%, 9/17/18 (b)		500	508,777
Credit Suisse Mortgage Capital Certificates, Series 2006-CF3, Class A1, 0.73%, 10/25/36 (a)(b)		1,478	1,453,879
Asset-Backed Securities	Par (000)		Value
Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/22	USD	3,900	3,871,916
DT Auto Owner Trust, Series 2012-2A, Class D, 4.35%, 3/15/19 (b)		5,153	5,185,455
Exeter Automobile Receivables Trust (b):
Series 2012-2A, Class B, 2.22%, 12/15/17		1,500	1,503,898
Series 2013-1A, Class A, 1.29%, 10/16/17		419	419,615
Series 2013-1A, Class B, 2.41%, 5/15/18		2,300	2,309,366
Series 2014-1A, Class A, 1.29%, 5/15/18		4,430	4,434,661
Series 2014-2A, Class A, 1.06%, 8/15/18		882	880,927
First Franklin Mortgage Loan Trust (a):
Series 2005-FF02, Class M2, 0.85%, 3/25/35		228	227,661
Series 2005-FF04, Class M1, 0.62%, 5/25/35		1,624	1,613,918
Series 2005-FF10, Class A4, 0.51%, 11/25/35		731	717,367
First Investors Auto Owner Trust, Class A2 (b):
Series 2013-1A, 0.90%, 10/15/18		703	703,262
Series 2013-3A, 0.89%, 9/15/17		111	110,757
Series 2014-1A, 0.80%, 2/15/18		1,740	1,739,423
Flagship Credit Auto Trust, Series 2014-1, Class A, 1.21%, 4/15/19 (b)		2,645	2,641,771
HLSS Servicer Advance Receivables Backed Notes (b):
Series 2012-T2, Class B2, 2.48%, 10/15/45		100	99,910
Series 2013-T1, Class A2, 1.50%, 1/16/46		11,220	11,208,780
HSI Asset Securitization Corp. Trust, Series 2006-OPT4, Class 2A5, 0.00%, 3/25/36 (c)		4,500	4,336,389
JPMorgan Mortgage Acquisition Corp. (a):
Series 2005-OPT2, Class A1B, 0.48%, 12/25/35		1,252	1,233,921
Series 2007-CH1, Class AV4, 0.31%, 11/25/36		492	490,467
KeyCorp Student Loan Trust, Series 2006-A (a):
Class 2A3, 0.47%, 6/27/29		2,519	2,512,014
Class 2A4, 0.59%, 9/27/35		3,620	3,518,705
Morgan Stanley ABS Capital I, Inc. Trust (a):
Series 2005-HE3, Class M2, 0.97%, 7/25/35		392	391,310
Series 2005-WMC4, Class M4, 1.13%, 4/25/35		3,820	3,831,811
National Collegiate Student Loan Trust (a):
Series 2004-1, Class A2, 0.54%, 6/25/27		1,237	1,226,230
Series 2004-2, Class A4, 0.50%, 11/27/28		7,824	7,701,150
Series 2005-1, Class A4, 0.43%, 11/27/28		389	381,620
Series 2005-2, Class A3, 0.38%, 2/25/28		518	517,063
Series 2005-3, Class A3, 0.43%, 7/25/28		2,841	2,832,345
Series 2005-3, Class A4, 0.47%, 4/25/29		6,263	6,153,542

Portfolio Abbreviations

ABS	Asset-Backed Security	HUF	Hungarian Forint	PHP	Philippine Peso
AUD	Australian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
BRL	Brazilian Real	ILS	Israeli New Shekel	RB	Revenue Bonds
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
COP	Colombian Peso	KRW	South Korean Won	STRIPS	Separate Trading of Registered Interest and
ETF	Exchange-Traded Fund	LIBOR	London Interbank Offered Rate		Principal Securities
EUR	Euro	MXN	Mexican Peso	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	MYR	Malaysian Ringgit	THB	Thai Baht
GBP	British Pound	NOK	Norwegian Krone	TRY	Turkish Lira
GO	General Obligation Bonds	NYSE	New York Stock Exchange	TWD	Taiwan Dollar
		NZD	New Zealand Dollar	USD	U.S. Dollar

See Notes to Financial Statements.

18	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
National Collegiate Student Loan Trust (a) (concluded):
Series 2006-1, Class A3, 0.38%, 5/25/26	USD	226	$225,011
Series 2006-1, Class A4, 0.44%, 3/27/28		2,250	2,142,160
Series 2006-2, Class A2, 0.34%, 7/25/26		2,227	2,222,060
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates (a):
Series 2004-WHQ2, Class M2, 1.13%, 2/25/35		4,930	4,916,484
Series 2004-WWF1, Class M2, 1.21%, 12/25/34		641	641,395
Series 2005-WCW3, Class A2C, 0.57%, 8/25/35		1,860	1,838,852
RAMP Trust (a):
Series 2004-RS11, Class M1, 1.12%, 11/25/34		987	972,272
Series 2005-EFC1, Class M2, 0.64%, 5/25/35		1,927	1,915,849
Series 2005-RS6, Class M1, 0.69%, 6/25/35		1,538	1,526,237
Series 2006-NC2, Class A2, 0.38%, 2/25/36		3,815	3,741,742
Series 2006-RZ3, Class A2, 0.35%, 8/25/36		4,755	4,695,662
RASC Trust, Series 2005-AHL3, Class A2, 0.43%, 11/25/35 (a)		1,737	1,710,782
Santander Drive Auto Receivables Trust:
Series 2011-1, Class D, 4.01%, 2/15/17		10,584	10,617,748
Series 2011-3, Class D, 4.23%, 5/15/17		4,075	4,128,321
Series 2011-4, Class C, 3.82%, 8/15/17		1,060	1,065,413
Series 2011-4, Class D, 4.74%, 9/15/17		1,220	1,249,980
Series 2012-1, Class C, 3.78%, 11/15/17		225	226,621
Series 2012-2, Class C, 3.20%, 2/15/18		2,040	2,052,746
Series 2012-2, Class D, 3.87%, 2/15/18		2,000	2,045,720
Series 2012-3, Class D, 3.64%, 5/15/18		5,440	5,596,786
Series 2012-4, Class D, 3.50%, 6/15/18		8,760	8,997,107
Series 2012-AA, Class C, 1.78%, 11/15/18 (b)		5,600	5,634,468
Series 2013-1, Class C, 1.76%, 1/15/19		4,455	4,467,741
Series 2013-2, Class B, 1.33%, 3/15/18		3,005	3,008,633
Series 2013-2, Class C, 1.95%, 3/15/19		9,300	9,370,457
Series 2013-3, Class C, 1.81%, 4/15/19		4,790	4,812,638
Series 2013-A, Class B, 1.89%, 10/15/19 (b)		2,300	2,315,005
Series 2013-A, Class C, 3.12%, 10/15/19 (b)		7,275	7,426,167
Series 2014-1, Class B, 1.59%, 10/15/18		4,320	4,333,707
Series 2014-1, Class C, 2.36%, 4/15/20		3,020	3,040,599
Series 2014-2, Class C, 2.33%, 11/15/19		2,500	2,531,438
Series 2014-4, Class B, 1.82%, 5/15/19		1,850	1,852,462
Series 2014-4, Class C, 2.60%, 11/16/20		1,770	1,794,748
Series 2015-1, Class C, 2.57%, 4/15/21		2,500	2,507,685
Series 2015-2, Class C, 2.44%, 4/15/21		2,350	2,346,637
Series 2015-3, Class C, 2.74%, 1/15/21		2,100	2,106,413
SLC Private Student Loan Trust, Series 2006-A, Class A5, 0.45%, 7/15/36 (a)		12,714	12,641,113
SLM Private Credit Student Loan Trust (a):
Series 2003-A, Class A2, 0.73%, 9/15/20		6,440	6,378,813
Series 2003-B, Class A2, 0.69%, 3/15/22		1,938	1,924,871
Series 2003-C, Class A2, 0.68%, 9/15/20		1,667	1,645,545
Series 2004-A, Class A2, 0.49%, 3/16/20		1,445	1,443,624
Series 2004-B, Class A2, 0.49%, 6/15/21		5,322	5,293,483
Series 2005-B, Class A2, 0.47%, 3/15/23		4,319	4,297,213
Series 2006-B, Class A4, 0.47%, 3/15/24		3,711	3,681,429
Series 2006-C, Class A4, 0.46%, 3/15/23		3,378	3,328,546
SLM Private Education Loan Trust (a)(b):
Series 2010-A, Class 1A, 3.20%, 5/16/44		3,373	3,498,986
Series 2011-A, Class A1, 1.19%, 10/15/24		5,116	5,131,295
Asset-Backed Securities	Par (000)		Value
SLM Private Education Loan Trust (a)(b) (concluded):
Series 2011-B, Class A1, 1.04%, 12/16/24	USD	687	$688,867
Series 2011-C, Class A1, 1.59%, 12/15/23		487	488,194
Series 2012-A, Class A1, 1.59%, 8/15/25		1,528	1,540,429
Series 2012-C, Class A1, 1.29%, 8/15/23		1,393	1,397,294
Series 2012-D, Class A1, 1.24%, 6/15/23		972	974,365
Series 2012-E, Class A1, 0.94%, 10/16/23		3,532	3,540,223
Series 2013-A, Class A1, 0.79%, 8/15/22		4,440	4,444,116
Series 2013-B, Class A1, 0.84%, 7/15/22		6,832	6,841,878
Series 2013-C, Class A1, 1.04%, 2/15/22		3,281	3,290,818
SoFi Professional Loan Program LLC, Series 2015-B, Class A2, 2.51%, 9/27/32 (b)		950	949,810
Soundview Home Loan Trust, Series 2005-OPT4, Class 2A3, 0.45%, 12/25/35 (a)		3,074	3,018,672
Terwin Mortgage Trust, Series 2006-5, Class 2A2, 0.40%, 6/25/37 (a)(b)		3,211	3,125,767
Trade MAPS 1 Ltd., Series 2013-1A (a)(b):
Class A, 0.89%, 12/10/18		9,690	9,689,545
Class B, 1.44%, 12/10/18		3,100	3,102,477
Total Asset-Backed Securities — 11.5%			345,736,511

Corporate Bonds
Aerospace & Defense — 0.6%
Eaton Corp., 0.95%, 11/02/15		3,000	3,001,947
Harris Corp.:
2.00%, 4/27/18		1,275	1,271,286
2.70%, 4/27/20		345	340,593
3.83%, 4/27/25		325	315,923
4.85%, 4/27/35		400	383,297
L-3 Communications Corp.:
3.95%, 11/15/16		1,250	1,290,664
1.50%, 5/28/17		520	516,430
4.75%, 7/15/20		2,400	2,532,972
4.95%, 2/15/21		5,468	5,835,559
Lockheed Martin Corp.:
4.85%, 9/15/41		2,000	2,113,802
3.80%, 3/01/45		2,145	1,912,184

			19,514,657
Airlines — 0.1%
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 2/15/27		3,321	3,421,108
Auto Components — 0.6%
Delphi Corp.:
5.00%, 2/15/23		850	905,250
4.15%, 3/15/24		3,200	3,307,914
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19		1,525	1,536,437
6.00%, 8/01/20		1,725	1,781,062
Johnson Controls, Inc., 1.40%, 11/02/17		3,330	3,317,123
Lear Corp.:
4.75%, 1/15/23		1,000	985,000
5.38%, 3/15/24		3,775	3,831,625
ZF North America Capital, Inc., 4.50%, 4/29/22 (b)		1,030	1,008,937

			16,673,348
Automobiles — 0.1%
General Motors Co., 5.00%, 4/01/35		1,600	1,570,666
Banks — 3.2%
ANZ New Zealand International Ltd., 1.13%, 3/24/16 (b)		2,500	2,507,770
Bank of Nova Scotia:
1.10%, 12/13/16		5,000	5,008,190
1.70%, 6/11/18		3,525	3,526,375

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	19

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Banks (concluded)
Barclays Bank PLC:
2.00%, 3/16/18	USD	4,600	$4,589,912
2.75%, 11/08/19		3,845	3,817,301
3.65%, 3/16/25		1,660	1,570,025
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 2.25%, 1/14/19		3,500	3,522,872
Discover Bank/Greenwood Delaware, 2.00%, 2/21/18		2,600	2,593,638
Fifth Third Bancorp, 0.90%, 2/26/16		2,900	2,902,796
HSBC Bank USA NA, 5.88%, 11/01/34		1,200	1,405,663
HSBC Holdings PLC, 6.50%, 9/15/37		1,200	1,448,066
HSBC USA, Inc., 1.50%, 11/13/17		6,345	6,331,136
Lloyds Bank PLC, 1.75%, 5/14/18		5,610	5,604,367
Rabobank Nederland, 3.88%, 2/08/22		3,800	3,953,167
Royal Bank of Canada:
0.85%, 3/08/16		4,600	4,611,095
1.20%, 9/19/17		10,100	10,084,244
U.S. Bancorp, 2.20%, 11/15/16		4,000	4,068,960
Wachovia Bank NA, 6.00%, 11/15/17		5,400	5,948,321
Wells Fargo & Co.:
1.15%, 6/02/17		5,200	5,186,839
2.13%, 4/22/19		8,100	8,131,809
3.00%, 1/22/21		4,700	4,776,596
3.30%, 9/09/24		600	590,796
4.10%, 6/03/26		1,900	1,908,008
4.65%, 11/04/44		1,930	1,849,886

			95,937,832
Beverages — 0.5%
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		1,500	1,324,356
Bottling Group LLC, 5.13%, 1/15/19		1,100	1,219,226
Diageo Capital PLC, 0.63%, 4/29/16		2,800	2,796,030
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16		1,250	1,263,882
PepsiCo, Inc.:
7.90%, 11/01/18		2,000	2,388,040
2.75%, 3/01/23		3,400	3,346,433
4.88%, 11/01/40		1,000	1,060,425
3.60%, 8/13/42		2,000	1,755,744

			15,154,136
Biotechnology — 0.5%
Amgen, Inc.:
2.30%, 6/15/16		3,240	3,275,899
5.38%, 5/15/43		2,100	2,228,466
Celgene Corp., 2.30%, 8/15/18		2,000	2,030,172
Gilead Sciences, Inc.:
3.05%, 12/01/16		1,400	1,440,251
2.05%, 4/01/19		5,000	5,028,375
4.50%, 2/01/45		2,300	2,291,136

			16,294,299
Capital Markets — 2.8%
The Bank of New York Mellon Corp., 0.70%, 3/04/16		4,600	4,599,728
The Bear Stearns Cos. LLC, 6.40%, 10/02/17		2,500	2,751,465
FMS Wertmanagement AoeR, 1.13%, 9/05/17		12,454	12,508,374
The Goldman Sachs Group, Inc.:
6.15%, 4/01/18		1,500	1,667,820
2.90%, 7/19/18		2,700	2,763,525
2.63%, 1/31/19		2,700	2,733,415
7.50%, 2/15/19		1,200	1,409,531
2.55%, 10/23/19		1,510	1,513,539
6.00%, 6/15/20		3,500	3,999,541
5.75%, 1/24/22		1,400	1,592,457
3.63%, 1/22/23		750	745,269
Corporate Bonds	Par (000)		Value
Capital Markets (concluded)
The Goldman Sachs Group, Inc. (concluded):
3.75%, 5/22/25	USD	4,165	$4,110,197
6.75%, 10/01/37		4,350	5,102,324
6.25%, 2/01/41		3,350	3,964,879
4.80%, 7/08/44		2,000	1,974,264
Invesco Finance PLC, 5.38%, 11/30/43		2,400	2,631,065
Legg Mason, Inc., 2.70%, 7/15/19 USD		4,335	4,374,362
Morgan Stanley:
4.75%, 3/22/17		3,300	3,481,322
6.25%, 8/28/17		1,500	1,643,943
2.50%, 1/24/19		3,800	3,835,245
5.63%, 9/23/19		10,000	11,205,940
4.10%, 5/22/23		1,900	1,903,551
3.95%, 4/23/27		2,500	2,357,220
6.38%, 7/24/42		2,200	2,701,145

			85,570,121
Chemicals — 0.7%
CF Industries, Inc., 5.38%, 3/15/44		1,575	1,566,106
Ecolab, Inc., 1.00%, 8/09/15		2,900	2,900,478
LYB International Finance BV, 4.88%, 3/15/44		900	874,424
LyondellBasell Industries NV, 5.00%, 4/15/19		5,300	5,741,304
Monsanto Co.:
2.13%, 7/15/19		2,615	2,596,316
2.75%, 7/15/21		1,170	1,148,491
4.40%, 7/15/44		2,155	1,929,738
3.95%, 4/15/45		2,300	1,908,202
RPM International, Inc., 6.13%, 10/15/19		2,453	2,759,662

			21,424,721
Communications Equipment — 0.4%
Cisco Systems, Inc.:
2.13%, 3/01/19		5,000	5,034,770
2.45%, 6/15/20		6,000	6,042,720
Juniper Networks, Inc., 4.35%, 6/15/25		2,400	2,388,173

			13,465,663
Consumer Finance — 1.1%
Capital One Bank USA NA:
2.15%, 11/21/18		2,150	2,147,476
2.95%, 7/23/21		5,900	5,815,653
Capital One NA, 1.50%, 9/05/17		5,000	4,978,810
Caterpillar Financial Services Corp., 0.70%, 2/26/16		3,600	3,603,546
MasterCard, Inc.:
2.00%, 4/01/19		1,955	1,961,530
3.38%, 4/01/24		3,000	3,062,280
Navient Solutions, Inc., 0.00%, 10/03/22 (c)		5,700	4,608,011
Synchrony Financial:
3.00%, 8/15/19		5,200	5,237,014
3.75%, 8/15/21 USD		2,045	2,060,558

			33,474,878
Diversified Financial Services — 4.5%
American Express Credit Corp.:
2.75%, 9/15/15		2,600	2,610,062
2.38%, 3/24/17		3,000	3,061,863
1.55%, 9/22/17		2,865	2,874,334
American Honda Finance Corp., 1.13%, 10/07/16		4,635	4,648,251
Associates Corp. of North America, 6.95%, 11/01/18		964	1,109,067
Bank of America Corp.:
6.88%, 4/25/18		3,550	4,010,368
5.49%, 3/15/19		1,500	1,642,733

See Notes to Financial Statements.

20	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
Bank of America Corp. (concluded):
5.63%, 7/01/20	USD	2,500	$2,817,645
5.70%, 1/24/22		8,000	9,081,288
3.30%, 1/11/23		1,400	1,378,772
4.13%, 1/22/24		2,500	2,562,173
6.11%, 1/29/37		800	896,654
Bank of America NA, 1.65%, 3/26/18		3,105	3,100,374
BNP Paribas SA:
1.38%, 3/17/17		5,000	4,994,010
2.40%, 12/12/18		2,000	2,023,350
CIT Group, Inc., 1.80%, 2/05/18		5,800	5,786,022
Citigroup, Inc.:
4.45%, 1/10/17		1,900	1,985,044
2.50%, 9/26/18		3,000	3,033,786
8.50%, 5/22/19		1,600	1,951,515
2.50%, 7/29/19		5,500	5,508,068
4.40%, 6/10/25		2,100	2,092,173
6.13%, 8/25/36		587	670,574
5.88%, 1/30/42		1,000	1,169,861
5.30%, 5/06/44		1,100	1,119,832
Deutsche Bank AG, 4.50%, 4/01/25		3,665	3,489,120
Ford Motor Credit Co. LLC:
1.70%, 5/09/16		2,800	2,803,648
3.00%, 6/12/17		5,400	5,523,606
1.72%, 12/06/17		5,100	5,073,521
General Electric Capital Corp.:
2.25%, 11/09/15		2,000	2,012,068
2.30%, 1/14/19		4,000	4,055,424
6.75%, 3/15/32		500	649,125
General Motors Financial Co., Inc.:
3.45%, 4/10/22		3,900	3,821,419
4.00%, 1/15/25		2,300	2,256,829
IntercontinentalExchange Group, Inc., 2.50%, 10/15/18		3,000	3,065,886
JPMorgan Chase & Co.:
1.13%, 2/26/16		4,500	4,512,960
2.00%, 8/15/17		4,100	4,141,582
4.25%, 10/15/20		6,000	6,415,578
3.25%, 9/23/22		2,600	2,583,134
3.20%, 1/25/23		1,900	1,863,488
3.38%, 5/01/23		1,800	1,747,834
5.60%, 7/15/41		1,000	1,133,761
4.95%, 6/01/45		1,100	1,069,273
JPMorgan Chase Bank NA, 6.00%, 10/01/17		800	872,282
Leucadia National Corp., 5.50%, 10/18/23		3,500	3,573,090
Morgan Stanley, 2.20%, 12/07/18		1,480	1,488,460
Private Export Funding Corp., Series U, 4.95%, 11/15/15		3,325	3,384,095

			135,664,002
Diversified Telecommunication Services — 1.6%
AT&T, Inc.:
2.40%, 8/15/16		1,250	1,267,196
2.38%, 11/27/18		5,565	5,613,710
2.45%, 6/30/20		1,110	1,088,098
5.55%, 8/15/41		3,250	3,329,852
4.80%, 6/15/44		1,800	1,676,698
British Telecommunications PLC, 1.25%, 2/14/17		1,550	1,547,542
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 4/15/23		4,250	4,173,428
Verizon Communications, Inc.:
2.00%, 11/01/16		5,500	5,555,605
1.35%, 6/09/17		5,200	5,192,632
3.65%, 9/14/18		4,500	4,733,041
5.05%, 3/15/34		3,200	3,221,530
4.40%, 11/01/34		4,350	4,027,052
Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
Verizon Communications, Inc. (concluded):
6.90%, 4/15/38	USD	900	1,076,491
7.35%, 4/01/39		1,700	2,120,869
4.75%, 11/01/41		2,100	1,967,066
6.55%, 9/15/43		1,475	1,725,387
5.01%, 8/21/54		800	734,070

			49,050,267
Electric Utilities — 1.6%
Berkshire Hathaway Energy Co., 6.50%, 9/15/37		1,500	1,840,198
Commonwealth Edison Co.:
5.88%, 2/01/33		2,000	2,351,966
4.70%, 1/15/44		601	632,523
Duke Energy Corp.:
2.15%, 11/15/16		2,100	2,132,275
5.05%, 9/15/19		2,000	2,215,128
Duke Energy Florida, Inc., 3.85%, 11/15/42		2,500	2,311,095
Exelon Corp., 5.10%, 6/15/45		2,400	2,409,595
MidAmerican Energy Holdings Co., 5.75%, 4/01/18		6,550	7,247,549
Mississippi Power Co., 4.25%, 3/15/42		1,700	1,513,505
NextEra Energy Capital Holdings, Inc., 2.70%, 9/15/19		3,500	3,523,506
Northern States Power Co., 5.25%, 7/15/35		2,500	2,825,047
Pacific Gas & Electric Co.:
5.63%, 11/30/17		1,500	1,637,279
3.25%, 9/15/21		1,400	1,422,991
3.75%, 8/15/42		1,500	1,313,382
PacifiCorp:
5.50%, 1/15/19		1,300	1,456,978
6.25%, 10/15/37		1,000	1,248,821
Progress Energy, Inc.:
4.88%, 12/01/19		3,100	3,385,237
4.40%, 1/15/21		3,700	3,960,221
Tampa Electric Co., 2.60%, 9/15/22		2,000	1,928,220
Xcel Energy, Inc., 0.75%, 5/09/16		3,200	3,190,656

			48,546,172
Electrical Equipment — 0.3%
Amphenol Corp.:
1.55%, 9/15/17		3,355	3,358,603
2.55%, 1/30/19		2,000	2,025,942
Roper Industries, Inc., 2.05%, 10/01/18		3,500	3,491,142

			8,875,687
Electronic Equipment, Instruments & Components — 0.2%
Arrow Electronics, Inc., 4.00%, 4/01/25		940	919,035
Flextronics International, Ltd., 4.75%, 6/15/25 (b)		1,800	1,785,960
Tyco Electronics Group SA, 6.55%, 10/01/17		2,900	3,217,788

			5,922,783
Energy Equipment & Services — 0.0%
Weatherford International Ltd., 4.50%, 4/15/22		712	668,615
Food & Staples Retailing — 0.6%
CVS Caremark Corp.:
6.13%, 8/15/16		2,300	2,431,482
2.25%, 12/05/18		3,125	3,163,581
Wal-Mart Stores, Inc., 1.13%, 4/11/18		2,000	1,992,360
Walgreens Boots Alliance, Inc.:
1.75%, 11/17/17		5,130	5,150,156
2.70%, 11/18/19		2,400	2,403,206
4.80%, 11/18/44		1,500	1,411,494

			16,552,279
Food Products — 0.6%
ConAgra Foods, Inc., 3.20%, 1/25/23		3,000	2,803,530

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	21

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Food Products (concluded)
The JM Smucker Co. (b):
2.50%, 3/15/20	USD	1,565	$1,555,926
4.25%, 3/15/35		1,250	1,170,041
Kellogg Co.:
4.45%, 5/30/16		100	103,107
3.25%, 5/21/18		1,550	1,604,907
Kraft Heinz Foods Co., 5.20%, 7/15/45 (b)(d)		3,000	3,074,463
Mondelez International, Inc.:
4.13%, 2/09/16		2,000	2,037,994
2.25%, 2/01/19		2,000	2,003,226
Pilgrim’s Pride Corp., 5.75%, 3/15/25 (b)		2,870	2,898,700

			17,251,894
Gas Utilities — 0.1%
Southern California Gas Co., 3.75%, 9/15/42		1,800	1,668,407
Health Care Equipment & Supplies — 1.2%
Baxter International, Inc., 1.85%, 6/15/18		1,650	1,644,552
Becton Dickinson & Co.:
1.45%, 5/15/17		650	649,524
2.68%, 12/15/19		1,045	1,045,790
Boston Scientific Corp.:
2.65%, 10/01/18		2,000	2,028,810
2.85%, 5/15/20		705	700,026
3.85%, 5/15/25		4,400	4,269,104
Covidien International Finance SA:
4.20%, 6/15/20		5,045	5,434,812
6.55%, 10/15/37		2,600	3,313,066
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 4.88%, 4/15/20 (b)		725	737,724
Medtronic, Inc. (b):
2.50%, 3/15/20		2,495	2,499,167
3.15%, 3/15/22		2,995	3,008,418
4.38%, 3/15/35		1,690	1,677,029
Stryker Corp., 4.38%, 5/15/44		3,000	2,909,676
Zimmer Holdings, Inc.:
2.00%, 4/01/18		1,760	1,760,630
2.70%, 4/01/20		4,530	4,507,590

			36,185,918
Health Care Providers & Services — 1.2%
AmerisourceBergen Corp.:
1.15%, 5/15/17		6,000	5,989,758
3.25%, 3/01/25		3,000	2,886,069
Cardinal Health, Inc.:
1.70%, 3/15/18		2,200	2,191,013
3.75%, 9/15/25		2,950	2,934,899
Express Scripts Holding Co., 3.13%, 5/15/16		3,000	3,049,284
HCA, Inc., 3.75%, 3/15/19		3,135	3,158,513
Humana, Inc.:
2.63%, 10/01/19		2,195	2,209,298
4.95%, 10/01/44		1,800	1,766,198
McKesson Corp.:
1.40%, 3/15/18		4,500	4,451,017
4.88%, 3/15/44		800	795,005
Quest Diagnostics, Inc., 2.50%, 3/30/20		2,335	2,316,710
UnitedHealth Group, Inc., 4.70%, 2/15/21		3,100	3,418,745

			35,166,509
Hotels, Restaurants & Leisure — 0.4%
McDonald’s Corp., 6.30%, 10/15/37		1,000	1,182,611
Starbucks Corp., 0.88%, 12/05/16		2,450	2,452,070
Wyndham Worldwide Corp.:
4.25%, 3/01/22		1,550	1,553,314
3.90%, 3/01/23		1,550	1,518,628
Yum! Brands, Inc.:
4.25%, 9/15/15		2,000	2,011,016
5.30%, 9/15/19		2,241	2,462,409

			11,180,048
Corporate Bonds	Par (000)		Value
Household Products — 0.1%
Whirlpool Corp., 1.35%, 3/01/17	USD	2,525	2,532,428
Independent Power and Renewable Electricity Producers — 0.1%
Constellation Energy Group, Inc., 5.15%, 12/01/20		1,200	1,327,883
Exelon Generation Co. LLC, 5.75%, 10/01/41		500	518,923
PSEG Power LLC:
2.45%, 11/15/18		400	401,303
4.15%, 9/15/21		1,150	1,206,060
Southern Power Co., 5.15%, 9/15/41		1,000	1,030,087

			4,484,256
Insurance — 1.1%
ACE INA Holdings, Inc., 3.35%, 5/15/24		3,155	3,159,366
Aflac, Inc.:
3.63%, 11/15/24		5,000	5,017,015
3.25%, 3/17/25		3,000	2,896,323
Berkshire Hathaway, Inc., 1.90%, 1/31/17		2,400	2,437,447
Fidelity National Financial, Inc., 5.50%, 9/01/22		1,225	1,288,694
Markel Corp.:
5.35%, 6/01/21		1,300	1,446,873
3.63%, 3/30/23		1,300	1,281,271
Marsh & McLennan Cos., Inc., 2.35%, 9/10/19		2,940	2,949,514
Protective Life Corp., 8.45%, 10/15/39		372	519,873
Prudential Financial, Inc., 4.75%, 9/17/15		3,900	3,930,174
Willis Group Holdings PLC:
4.13%, 3/15/16		2,600	2,652,967
5.75%, 3/15/21		1,150	1,290,106
XLIT Ltd.:
5.75%, 10/01/21		1,400	1,603,643
4.45%, 3/31/25		1,410	1,397,670

			31,870,936
Internet Software & Services — 0.7%
Baidu, Inc.:
3.25%, 8/06/18		7,000	7,204,260
2.75%, 6/09/19		1,072	1,072,535
eBay, Inc.:
2.20%, 8/01/19		5,400	5,377,714
3.45%, 8/01/24		2,200	2,118,175
Equinix, Inc.:
5.38%, 1/01/22		1,855	1,859,638
5.75%, 1/01/25		1,400	1,386,000
VeriSign, Inc., 4.63%, 5/01/23		1,325	1,273,656

			20,291,978
IT Services — 0.6%
Alibaba Group Holding Ltd. (b):
2.50%, 11/28/19		5,415	5,355,890
3.60%, 11/28/24		1,295	1,248,674
International Business Machines Corp.:
2.00%, 1/05/16		8,600	8,672,437
7.63%, 10/15/18		2,050	2,433,014

			17,710,015
Leisure Products — 0.1%
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		3,654	3,779,358
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc., 3.20%, 3/01/16		2,800	2,843,131
Machinery — 0.2%
Danaher Corp., 2.30%, 6/23/16		450	455,972
Illinois Tool Works, Inc., 1.95%, 3/01/19		4,000	4,020,148
Ingersoll-Rand Global Holding Co. Ltd., 2.88%, 1/15/19		400	406,704
Trinity Acquisition PLC, 6.13%, 8/15/43		650	708,395

			5,591,219

See Notes to Financial Statements.

22	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media — 1.0%
Altice Financing SA, 6.63%, 2/15/23 (b)	USD	960	$953,088
Comcast Corp., 5.70%, 5/15/18		2,450	2,725,434
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15%, 3/15/42		3,750	3,528,007
DISH DBS Corp.:
7.88%, 9/01/19		2,600	2,883,400
6.75%, 6/01/21		1,200	1,251,000
NBCUniversal Enterprise, Inc., 1.66%, 4/15/18 (b)		1,000	1,002,049
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.25%, 2/15/22		800	810,000
Scripps Networks Interactive, Inc., 2.70%, 12/15/16		2,300	2,345,926
Thomson Reuters Corp., 0.88%, 5/23/16		1,600	1,596,760
Time Warner Cable, Inc.:
5.00%, 2/01/20		2,300	2,483,110
4.50%, 9/15/42		1,700	1,386,693
Time Warner, Inc.:
2.10%, 6/01/19		4,100	4,073,063
4.65%, 6/01/44		1,500	1,425,974
Viacom, Inc., 2.50%, 9/01/18		4,300	4,344,802

			30,809,306
Metals & Mining — 0.0%
Southern Copper Corp., 5.88%, 4/23/45		1,470	1,398,264
Multi-Utilities — 0.3%
Consolidated Edison Co. of New York, Inc., 4.20%, 3/15/42		2,400	2,280,273
Dominion Resources, Inc.:
6.40%, 6/15/18		1,050	1,184,031
4.45%, 3/15/21		2,100	2,251,717
4.05%, 9/15/42		1,700	1,537,708
SCANA Corp., 4.13%, 2/01/22		500	503,697

			7,757,426
Oil, Gas & Consumable Fuels — 3.4%
BP Capital Markets PLC:
3.13%, 10/01/15		700	704,706
3.20%, 3/11/16		1,500	1,524,410
2.24%, 5/10/19		3,000	3,022,644
Buckeye Partners LP:
2.65%, 11/15/18		4,900	4,882,110
4.35%, 10/15/24		1,900	1,862,735
CNOOC Finance 2013 Ltd., 1.75%, 5/09/18		875	871,476
CNOOC Finance 2015 Australia Pty, Ltd., 2.63%, 5/05/20		3,500	3,454,245
CNOOC Nexen Finance 2014 ULC, 1.63%, 4/30/17		6,800	6,809,697
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16		500	528,593
DCP Midstream Operating LP, 3.25%, 10/01/15		2,000	1,999,918
Ecopetrol SA, 5.88%, 5/28/45		850	750,125
El Paso Pipeline Partners Operating Co. LLC, 4.30%, 5/01/24		4,500	4,440,798
Energy Transfer Equity LP, 7.50%, 10/15/20		5,998	6,762,745
Energy Transfer Partners LP:
9.70%, 3/15/19		842	1,038,100
9.00%, 4/15/19		373	447,532
4.15%, 10/01/20		3,950	4,059,652
Enterprise Products Operating LLC, 3.20%, 2/01/16		3,000	3,036,558
Hess Corp., 1.30%, 6/15/17		1,110	1,104,286
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		850	838,102
5.63%, 9/01/41		1,895	1,777,123
Kinder Morgan, Inc.:
3.05%, 12/01/19		865	864,042
Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Kinder Morgan, Inc. (concluded):
4.30%, 6/01/25	USD	3,860	3,726,417
5.55%, 6/01/45		2,550	2,356,927
Magellan Midstream Partners LP, 5.15%, 10/15/43		1,350	1,365,205
Marathon Oil Corp., 0.90%, 11/01/15		1,300	1,299,676
Marathon Petroleum Corp., 4.75%, 9/15/44		1,365	1,245,830
Occidental Petroleum Corp., 3.50%, 6/15/25		3,455	3,443,070
Petrobras International Finance Co.:
3.50%, 2/06/17		5,900	5,836,457
5.38%, 1/27/21		1,850	1,779,330
Petroleos Mexicanos:
5.50%, 1/21/21		1,100	1,192,950
4.88%, 1/24/22		1,300	1,351,831
4.50%, 1/23/26 (b)		2,000	1,954,800
6.50%, 6/02/41		500	520,000
6.38%, 1/23/45		2,900	2,976,125
Shell International Finance BV:
2.13%, 5/11/20		1,745	1,741,254
4.38%, 5/11/45		2,700	2,665,094
Statoil ASA:
1.95%, 11/08/18		2,840	2,855,012
2.75%, 11/10/21		5,680	5,672,599
Total Capital International SA, 2.10%, 6/19/19		3,300	3,320,407
Valero Energy Corp., 6.63%, 6/15/37		3,000	3,388,233
The Williams Cos., Inc., 4.55%, 6/24/24		2,115	2,049,613

			101,520,427
Personal Products — 0.1%
The Procter & Gamble Co., 1.90%, 11/01/19		3,270	3,277,851
Pharmaceuticals — 2.1%
Abbott Laboratories:
2.55%, 3/15/22		4,195	4,098,507
2.95%, 3/15/25		3,135	3,013,851
AbbVie, Inc.:
1.20%, 11/06/15		1,300	1,301,187
2.50%, 5/14/20		1,590	1,573,688
3.60%, 5/14/25		1,045	1,032,873
4.70%, 5/14/45		1,300	1,278,724
Actavis Funding SCS:
2.35%, 3/12/18		4,450	4,473,492
3.45%, 3/15/22		3,565	3,531,232
3.85%, 6/15/24		5,100	5,038,535
3.80%, 3/15/25		990	972,499
4.55%, 3/15/35		1,000	950,772
4.75%, 3/15/45		580	552,191
AstraZeneca PLC, 6.45%, 9/15/37		2,400	3,055,022
Baxalta, Inc. (b):
2.88%, 6/23/20		2,565	2,561,258
5.25%, 6/23/45		620	623,383
Bayer US Finance LLC, 1.50%, 10/06/17 (b)		5,590	5,614,093
Eli Lilly & Co., 3.70%, 3/01/45		455	412,777
GlaxoSmithKline Capital, Inc.:
0.70%, 3/18/16		2,500	2,503,877
5.65%, 5/15/18		1,200	1,339,306
Laboratory Corp. of America Holdings:
3.20%, 2/01/22		1,965	1,937,282
4.70%, 2/01/45		2,657	2,433,695
Novartis Capital Corp.:
3.40%, 5/06/24		2,100	2,130,988
4.40%, 5/06/44		4,300	4,432,986
Pfizer, Inc.:
6.20%, 3/15/19		1,500	1,715,776
4.30%, 6/15/43		2,500	2,442,887
Zoetis, Inc., 1.15%, 2/01/16		3,000	3,000,660

			62,021,541

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	23

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Professional Services — 0.2%
The Dun & Bradstreet Corp., 2.88%, 11/15/15	USD	600	$604,717
Verisk Analytics, Inc., 4.00%, 6/15/25		4,650	4,553,764

			5,158,481
Real Estate Investment Trusts (REITs) — 1.1%
Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20		4,000	3,959,320
American Tower Corp.:
4.50%, 1/15/18		2,100	2,222,191
3.40%, 2/15/19		1,768	1,809,226
2.80%, 6/01/20		4,000	3,944,416
5.05%, 9/01/20		1,300	1,412,661
3.45%, 9/15/21		2,450	2,438,188
4.70%, 3/15/22		2,900	3,023,795
5.00%, 2/15/24		2,000	2,114,282
Corrections Corp. of America:
4.13%, 4/01/20		2,500	2,487,500
4.63%, 5/01/23		2,425	2,376,500
HCP, Inc., 6.70%, 1/30/18		4,000	4,460,976
Simon Property Group LP, 4.75%, 3/15/42		1,900	1,953,740
WEA Finance LLC/Westfield UK & Europe Finance PLC, 2.70%, 9/17/19 (b)		1,945	1,947,865

			34,150,660
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
5.40%, 6/01/41		2,700	2,975,508
4.55%, 9/01/44		2,110	2,076,915
Norfolk Southern Corp., 5.75%, 1/15/16		2,425	2,488,984
Union Pacific Corp., 6.13%, 2/15/20		1,300	1,482,256

			9,023,663
Semiconductors & Semiconductor Equipment — 0.7%
Intel Corp.:
3.30%, 10/01/21		2,100	2,191,867
4.80%, 10/01/41		350	351,099
4.25%, 12/15/42		1,100	1,033,221
KLA-Tencor Corp., 3.38%, 11/01/19		930	955,285
QUALCOMM, Inc.:
1.40%, 5/18/18		3,135	3,125,266
4.80%, 5/20/45		1,400	1,343,444
Seagate HDD Cayman:
3.75%, 11/15/18		7,500	7,819,005
4.75%, 6/01/23		3,100	3,148,571
4.75%, 1/01/25 (b)		1,925	1,913,165

			21,880,923
Software — 0.1%
Microsoft Corp., 3.75%, 2/12/45		2,040	1,839,347
Oracle Corp.:
5.25%, 1/15/16		1,500	1,538,934
5.75%, 4/15/18		550	611,921

			3,990,202
Specialty Retail — 0.9%
Advance Auto Parts, Inc., 4.50%, 1/15/22		3,100	3,254,411
AutoZone, Inc., 1.30%, 1/13/17		3,850	3,856,380
The Home Depot, Inc.:
5.88%, 12/16/36		2,000	2,407,240
5.40%, 9/15/40		2,000	2,278,216
5.95%, 4/01/41		800	973,835
L Brands, Inc.:
6.90%, 7/15/17		2,167	2,362,030
8.50%, 6/15/19		4,000	4,717,480
O’Reilly Automotive, Inc., 4.63%, 9/15/21		5,300	5,823,460
QVC, Inc., 4.45%, 2/15/25		1,333	1,286,270

			26,959,322
Corporate Bonds	Par (000)		Value
Technology Hardware, Storage & Peripherals — 0.6%
Apple, Inc.:
2.85%, 5/06/21	USD	5,500	5,580,839
3.20%, 5/13/25		2,250	2,238,365
3.85%, 5/04/43		3,300	3,003,594
4.38%, 5/13/45		1,420	1,399,334
Hewlett-Packard Co.:
3.00%, 9/15/16		3,000	3,060,942
2.75%, 1/14/19		4,000	4,043,400

			19,326,474
Tobacco — 1.4%
Altria Group, Inc.:
4.13%, 9/11/15		2,600	2,614,661
5.38%, 1/31/44		7,200	7,615,469
Lorillard Tobacco Co., 3.50%, 8/04/16		650	664,583
Philip Morris International, Inc.:
5.65%, 5/16/18		4,300	4,775,344
1.88%, 1/15/19		3,550	3,544,359
2.90%, 11/15/21		1,400	1,412,830
6.38%, 5/16/38		2,500	3,067,293
4.13%, 3/04/43		2,000	1,845,188
4.25%, 11/10/44		600	564,183
Reynolds American, Inc.:
1.05%, 10/30/15		2,000	1,993,140
2.30%, 6/12/18		1,730	1,742,933
3.25%, 6/12/20		745	754,612
4.00%, 6/12/22		955	975,500
3.25%, 11/01/22		2,300	2,215,259
4.85%, 9/15/23		900	950,910
4.45%, 6/12/25		1,300	1,324,467
4.75%, 11/01/42		1,700	1,542,209
6.15%, 9/15/43		750	805,450
5.85%, 8/15/45		2,185	2,291,836

			40,700,226
Wireless Telecommunication Services — 0.2%
Crown Castle International Corp., 4.88%, 4/15/22		2,800	2,828,000
Vodafone Group PLC:
5.63%, 2/27/17		950	1,009,397
2.95%, 2/19/23		1,200	1,120,810
4.38%, 2/19/43		545	469,219

			5,427,426
Total Corporate Bonds — 38.3%			1,151,739,523

Foreign Agency Obligations
Brazilian Government International Bond:
5.63%, 1/07/41		150	143,250
5.00%, 1/27/45		2,500	2,162,500
Canada Government International Bond, 1.13%, 3/19/18		6,430	6,442,075
Colombia Government International Bond, 4.00%, 2/26/24		2,210	2,198,950
Export-Import Bank of Korea:
2.38%, 8/12/19		5,600	5,619,197
4.00%, 1/29/21		1,446	1,539,669
Hashemite Kingdom of Jordan Government AID Bonds:
2.58%, 6/30/22		7,000	7,035,000
3.00%, 6/30/25		2,100	2,105,250
Mexico Government International Bond:
3.50%, 1/21/21		2,915	2,973,300
6.75%, 9/27/34		2,400	3,012,000
6.05%, 1/11/40		3,088	3,504,880
4.75%, 3/08/44		3,100	2,945,000
4.60%, 1/23/46		863	798,275

See Notes to Financial Statements.

24	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)			Value
Tunisia Government AID Bonds, 2.45%, 7/24/21	USD	327		$330,726
Uruguay Government International Bond, 5.10%, 6/18/50		320		304,800
Total Foreign Agency Obligations — 1.4%				41,114,872

Municipal Bonds
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge, Series S-1, 7.04%, 4/01/50		800		1,079,936
Chicago Transit Authority, RB, Series B, 6.90%, 12/01/40		450		511,461
City & County of San Francisco California Public Utilities Commission Water Revenue, RB, Build America Bonds, Sub-Series G, 6.95%, 11/01/50		400		537,632
City of Chicago Illinois Waterworks Transmission, RB, Build America Bonds, 2nd Lien, Series B, 6.74%, 11/01/40		150		170,123
City of Los Angeles California Department of Water & Power, RB, Build America Bonds, Series D, 6.57%, 7/01/45		320		421,427
City of New York New York Transitional Finance Authority, RB, Build America Bonds, Future Tax Secured, Sub-Series B-1, 5.57%, 11/01/38		450		537,633
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Build America Bonds, Fiscal 2010, Series EE, 6.01%, 6/15/42		1,000		1,261,370
County of Orange California Local Transportation Authority, Refunding RB, Build America Bonds, Series A, 6.91%, 2/15/41		450		597,861
County of San Diego California Regional Transportation Commission, RB, Build America Bonds, Series A, 5.91%, 4/01/48		600		754,608
Florida Hurricane Catastrophe Fund Finance Corp., RB, Series A, 1.30%, 7/01/16		1,725		1,731,486
Metropolitan Water District of Southern California, RB, Build America Bonds, Series A, 6.95%, 7/01/40		1,200		1,421,220
New Jersey State Turnpike Authority, RB, Build America Bonds, Series A, 7.10%, 1/01/41		700		940,275
Port Authority of New York & New Jersey, RB, 164th Series, 5.65%, 11/01/40		800		923,080
Port Authority of New York & New Jersey, Refunding RB, 174th Series, 4.46%, 10/01/62		700		670,103
State of California, GO, Build America Bonds, Various Purpose:
7.55%, 4/01/39		1,150		1,662,819
7.63%, 3/01/40		1,150		1,659,887
7.60%, 11/01/40		250		370,428
State of Illinois, GO:
Build America Bonds, 7.35%, 7/01/35		650		708,961
Pension, 5.10%, 6/01/33		1,000		928,150
State of Mississippi, GO, Refunding, Build America Bonds, Series F, 5.25%, 11/01/34		600		672,360
State of New York Dormitory Authority, RB, Build America Bonds, General Purpose, Series H, 5.39%, 3/15/40		675		787,921
State of Oregon Department of Transportation, RB, Sub-Lien, Series A, 5.83%, 11/15/34		400		488,408
University of California, Refunding RB, Series AJ, 4.60%, 5/15/31		1,000		1,049,050
University of Missouri, RB, Build America Bonds, Series A, 5.79%, 11/01/41		300		375,654
Total Municipal Bonds — 0.7%				20,261,853
Non-Agency Mortgage-Backed Securities	Par (000)			Value
Collateralized Mortgage Obligations — 1.5%
Citicorp Mortgage Securities Trust, Series 2006-1, Class 2A1, 5.00%, 2/25/21	USD	159		164,141
Citigroup Mortgage Loan Trust, Series 2014-A, Class A, 4.00%, 1/25/35 (a)(b)		1,076		1,118,434
Connecticut Avenue Securities Series, Series 2014-C01, Class M1, 1.79%, 1/25/24 (a)		3,643		3,664,302
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 1A6, 5.25%, 8/25/35		250		256,570
CSMC Trust (a)(b):
Series 2009-13R, Class 5A1, 0.96%, 1/26/35		2,559		2,550,113
Series 2010-20R, Class 7A6, 3.50%, 3/27/37		1,002		1,001,721
Series 2011-4R, Class 4A6, 4.00%, 8/27/37		551		555,423
Series 2013-8R, Class 7A1, 0.34%, 4/27/37		1,014		993,700
Series 2013-8R, Class 8A1, 0.42%, 5/27/37		3,524		3,427,692
Fannie Mae, Class 1M1 (a):
Series 2014-C04, 2.14%, 11/25/24		2,258		2,274,856
Series 2015-C01, 1.69%, 2/25/25		3,575		3,579,797
Fannie Mae Connecticut Avenue Securities, Series 2014-C02, Class 2M1, 1.14%, 5/25/24 (a)		7,632		7,587,649
Freddie Mac, Series 2014-HQ2, Class M1, 1.64%, 9/25/24 (a)		1,291		1,295,705
GreenPoint Mortgage Funding Trust, Series 2006-AR4, Class A1A, 0.29%, 9/25/46 (a)		—	(e)	10
Nomura Resecuritization Trust, Series 2014-1R, Class 5A1, 0.33%, 10/26/36 (a)(b)		3,738		3,642,703
Puma Finance Property Ltd., Series G5, Class A1, 0.42%, 2/21/38 (a)(b)		557		554,621
RALI Trust:
Series 2004-QS4, Class A7, 4.00%, 3/25/34		22		22,233
Series 2004-QS5, Class A5, 4.75%, 4/25/34		454		462,722
Series 2004-QS9, Class A1, 5.00%, 6/25/19		205		205,687
RBSSP Resecuritization Trust, Series 2009-6, Class 13A4, 2.47%, 8/26/35 (a)(b)		1,495		1,503,239
Structured Agency Credit Risk Debt Notes, Class M1 (a):
Series 2013-DN1, 3.59%, 7/25/23		2,753		2,839,106
Series 2013-DN2, 1.64%, 11/25/23		6,534		6,542,116

				44,242,540
Commercial Mortgage-Backed Securities — 12.4%
Banc of America Commercial Mortgage Trust:
Series 2006-1, Class AM, 5.42%, 9/10/45 (a)		2,650		2,684,585
Series 2006-4, Class A4, 5.63%, 7/10/46		5,181		5,316,446
Series 2006-5, Class AM, 5.45%, 9/10/47		1,520		1,580,377
Series 2006-6, Class A4, 5.36%, 10/10/45		3,580		3,665,562
Series 2007-3, Class A4, 5.57%, 6/10/49 (a)		5,381		5,685,651
Series 2007-4, Class A4, 5.74%, 2/10/51 (a)		2,666		2,859,808
Series 2007-5, Class A4, 5.49%, 2/10/51		2,935		3,099,099
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.16%, 9/10/47 (a)		9,262		9,309,202
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (a)		2,710		2,750,783
Series 2005-PWR8, Class AJ, 4.75%, 6/11/41		345		344,754

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	25

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Bear Stearns Commercial Mortgage Securities Trust (concluded):
Series 2005-PWR9, Class A4B, 4.94%, 9/11/42	USD	2,100	$2,100,076
Series 2006-PW11, Class A4, 5.43%, 3/11/39 (a)		2,763	2,798,035
CD Commercial Mortgage Trust, Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (a)		500	518,713
Citigroup Commercial Mortgage Trust (a):
Series 2007-C6, Class A4, 5.71%, 12/10/49		11,100	11,873,171
Series 2010-RR2, Class CA3A, 5.31%, 12/19/39 (b)		620	636,824
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49		11,095	11,560,347
Commercial Mortgage Trust:
Series 2006-C7, Class AM, 5.77%, 6/10/46 (a)		3,435	3,559,948
Series 2007-C9, Class A4, 5.80%, 12/10/49 (a)		3,244	3,475,924
Series 2007-C9, Class AJ, 5.65%, 12/10/49 (a)		3,100	3,238,865
Series 2007-GG9, Class AM, 5.48%, 3/10/39		1,980	2,067,732
Series 2013-CR09, Class A4, 4.23%, 7/10/45 (a)		600	652,239
Series 2013-CR12, Class A3, 3.77%, 10/10/46		990	1,040,921
Series 2013-CR13, Class A4, 4.19%, 11/10/23 (a)		3,290	3,536,401
Series 2013-LC6, Class AM, 3.28%, 1/10/46		1,290	1,303,021
Series 2014-CR17, Class A5, 3.98%, 5/10/47		2,240	2,367,035
Series 2014-CR21, Class A3, 3.53%, 12/10/47		3,190	3,240,472
Credit Suisse Commercial Mortgage Trust:
Series 2006-C2, Class A3, 5.67%, 3/15/39 (a)		2,014	2,043,220
Series 2006-C3, Class A3, 5.81%, 6/15/38 (a)		9,570	9,774,153
Series 2006-C3, Class AM, 5.81%, 6/15/38 (a)		3,368	3,496,829
Series 2006-C5, Class A3, 5.31%, 12/15/39		4,382	4,530,809
Series 2007-C1, Class A3, 5.38%, 2/15/40		7,134	7,464,308
Series 2007-C2, Class A3, 5.54%, 1/15/49 (a)		2,250	2,373,183
Series 2007-C2, Class AM, 5.60%, 1/15/49 (a)		950	998,680
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class AJ, 5.10%, 8/15/38 (a)		4,154	4,162,067
Csail Commercial Mortgage Trust, Series 2015-C2, Class A4, 3.50%, 6/15/57		2,250	2,287,730
DBRR Trust, Series 2013-EZ2, Class A, 0.85%, 2/25/45 (a)(b)		201	202,219
GE Capital Commercial Mortgage Corp. (a):
Series 2005-C3, Class AJ, 5.07%, 7/10/45		700	699,706
Series 2006-C1, Class A4, 5.28%, 3/10/44		5,529	5,590,541
GMAC Commercial Mortgage Securities, Inc. Trust, Series 2006-C1, Class A4, 5.24%, 11/10/45 (a)		3,723	3,742,367
GS Mortgage Securities Corp. II, Series 2015-GC30:
Class A4, 3.38%, 5/10/50		2,125	2,121,751
Class B, 4.02%, 5/10/50 (a)		950	944,077
Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Trust:
Series 2006-GG6, Class AM, 5.55%, 4/10/38 (a)	USD	4,100	4,168,359
Series 2007-GG10, Class A4, 5.79%, 8/10/45 (a)		3,502	3,736,796
Series 2009-RR1, Class GGA, 5.79%, 7/12/38 (a)(b)		1,735	1,764,177
Series 2012-GCJ7, Class AS, 4.09%, 5/10/45		930	990,814
Series 2013-GC14, Class A5, 4.24%, 8/10/46		1,620	1,752,555
Series 2013-GC16, Class A3, 4.24%, 11/10/46		1,580	1,710,988
Series 2014-GC18, Class A4, 4.07%, 1/10/47		1,800	1,912,050
Series 2015-GC28, Class A5, 3.40%, 2/10/48		1,700	1,702,518
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14, Class A4, 4.13%, 8/15/46 (a)		1,400	1,500,800
Series 2013-C14, Class AS, 4.41%, 8/15/46 (a)		760	816,822
Series 2013-C15, Class B, 4.93%, 11/15/45		1,730	1,869,839
Series 2013-C17, Class A4, 4.20%, 1/15/47		1,700	1,833,401
Series 2014-C22, Class A4, 3.80%, 9/15/47		4,030	4,176,446
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-C1, Class H, 5.89%, 1/15/38 (a)(b)		3,371	3,369,824
Series 2005-CB13, Class AM, 5.28%, 1/12/43 (a)		2,060	2,075,281
Series 2005-LDP3, Class AJ, 4.93%, 8/15/42 (a)		7,383	7,380,652
Series 2005-LDP5, Class AJ, 5.36%, 12/15/44 (a)		1,935	1,964,890
Series 2005-LDP5, Class AM, 5.28%, 12/15/44 (a)		5,070	5,140,787
Series 2006-CB14, Class AM, 5.47%, 12/12/44 (a)		6,526	6,615,119
Series 2006-CB16, Class A4, 5.55%, 5/12/45		854	876,059
Series 2006-CB17, Class A4, 5.43%, 12/12/43		9,720	10,096,905
Series 2006-LDP8, Class A1A, 5.40%, 5/15/45		313	323,970
Series 2006-LDP8, Class AM, 5.44%, 5/15/45		6,171	6,412,638
Series 2007-CB20, Class A4, 5.79%, 2/12/51 (a)		3,768	4,037,861
Series 2011-C5, Class A3, 4.17%, 8/15/46		1,100	1,193,526
Series 2012-C6, Class A3, 3.51%, 5/15/45		815	853,298
Series 2012-CBX, Class AS, 4.27%, 6/15/45		1,110	1,188,810
LB Commercial Mortgage Trust, Series 2007-C3, Class A4, 5.90%, 7/15/44 (a)		2,032	2,172,445
LB-UBS Commercial Mortgage Trust:
Series 2006-C1, Class AM, 5.22%, 2/15/31 (a)		740	750,833
Series 2006-C3, Class A1A, 5.64%, 3/15/39 (a)		2,965	3,025,263
Series 2006-C4, Class AM, 5.85%, 6/15/38 (a)		3,376	3,515,831
Series 2006-C7, Class A2, 5.30%, 11/15/38		1,896	1,910,396
Series 2006-C7, Class AM, 5.38%, 11/15/38		1,000	1,041,639
Series 2007-C1, Class A4, 5.42%, 2/15/40		4,129	4,332,201
Series 2007-C2, Class A3, 5.43%, 2/15/40		7,288	7,699,082

See Notes to Financial Statements.

26	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
LB-UBS Commercial Mortgage Trust (concluded):
Series 2007-C2, Class AM, 5.49%, 2/15/40 (a)	USD	1,800	$1,888,024
Series 2007-C7, Class A3, 5.87%, 9/15/45 (a)		2,965	3,208,180
Merrill Lynch Mortgage Trust (a):
Series 2005-CIP1, Class AM, 5.11%, 7/12/38		3,935	3,936,157
Series 2006-C2, Class A4, 5.74%, 8/12/43		2,221	2,291,944
Series 2006-C2, Class AM, 5.78%, 8/12/43		1,500	1,560,087
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7, Class A4, 5.74%, 6/12/50 (a)		2,451	2,610,087
ML-CFC Commercial Mortgage Trust (a):
Series 2006-1, Class A4, 5.47%, 2/12/39		12,461	12,627,970
Series 2006-2, Class A4, 5.87%, 6/12/46		3,234	3,311,749
Series 2006-3, Class AM, 5.46%, 7/12/46		2,000	2,085,646
Monty Parent Issuer 1 LLC, Series 2013-LTR1, Class B, 4.25%, 11/20/28 (b)		1,254	1,253,682
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C10, Class A4, 4.08%, 7/15/46 (a)		1,560	1,672,064
Series 2014-C15, Class C, 4.90%, 4/15/47 (a)		1,700	1,762,237
Series 2015-C21, Class A4, 3.34%, 3/15/48		950	947,013
Morgan Stanley Capital I Trust:
Series 2005-IQ10, Class AJ, 5.31%, 9/15/42 (a)		1,200	1,206,608
Series 2006-HQ8, Class A4, 5.42%, 3/12/44 (a)		3,989	4,013,437
Series 2006-HQ8, Class AM, 5.41%, 3/12/44 (a)		990	1,006,774
Series 2006-T21, Class A4, 5.16%, 10/12/52 (a)		1,332	1,337,774
Series 2007-HQ11, Class A4, 5.45%, 2/12/44 (a)		2,961	3,108,283
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		2,692	2,840,357
Series 2007-IQ16, Class A4, 5.81%, 12/12/49		5,999	6,437,698
Series 2007-T25, Class A3, 5.51%, 11/12/49 (a)		3,543	3,713,064
Series 2007-T27, Class A4, 5.65%, 6/11/42 (a)		5,435	5,809,836
Series 2007-T27, Class AM, 5.65%, 6/11/42 (a)		2,080	2,208,864
Series 2012-C4, Class A4, 3.24%, 3/15/45		2,220	2,276,299
Series 2015-MS1, Class A4, 3.78%, 5/15/48 (d)		1,600	1,653,504
ORES NPL LLC, Series 2014-LV3, Class A, 3.00%, 3/27/24 (b)		1,925	1,925,096
UBS-Barclays Commercial Mortgage Trust:
Series 2012-C4, Class A5, 2.85%, 12/10/45		1,675	1,658,618
Series 2013-C6, Class A4, 3.24%, 4/10/46		3,991	4,037,587
VFC LLC, Series 2014-2, Class A, 2.75%, 7/20/30 (b)		3,954	3,954,169
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C20, Class AJ, 5.06%, 7/15/42 (a)		4,110	4,123,423
Series 2005-C20, Class AMFX, 5.16%, 7/15/42 (a)		135	135,372
Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Wachovia Bank Commercial Mortgage Trust (concluded):
Series 2006-C23, Class A4, 5.42%, 1/15/45 (a)	USD	151	151,928
Series 2006-C27, Class A3, 5.77%, 7/15/45 (a)		4,474	4,596,593
Series 2006-C28, Class AM, 5.60%, 10/15/48 (a)		2,430	2,547,255
Series 2007-C34, Class A3, 5.68%, 5/15/46		3,990	4,246,334
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class A5, 3.41%, 12/15/47		3,400	3,429,288
Series 2014-LC18, Class AS, 3.81%, 12/15/47		1,700	1,731,481
Series 2015-C27, Class A5, 3.45%, 2/15/48		2,700	2,717,577
Series 2015-C28, Class A4, 3.54%, 5/15/48		1,000	1,015,280
Series 2015-C28, Class AS, 3.87%, 5/15/48		625	630,591
WF-RBS Commercial Mortgage Trust:
Series 2012-C08, Class AS, 3.66%, 8/15/45		2,160	2,241,585
Series 2012-C10, Class A3, 2.88%, 12/15/45		4,220	4,229,685
Series 2012-C10, Class AS, 3.24%, 12/15/45		1,520	1,530,982
Series 2013-C18, Class A5, 4.16%, 12/15/46 (a)		1,880	2,035,429
Series 2014-C20, Class B, 4.38%, 5/15/47		1,530	1,582,585
Series 2014-C23, Class A4, 3.65%, 10/15/57		1,050	1,086,300
Series 2014-C24, Class A5, 3.61%, 11/15/47		3,040	3,123,226

			373,108,228
Total Non-Agency Mortgage-Backed Securities — 13.9%			417,350,768

U.S. Government Sponsored Agency Securities
Agency Obligations — 3.2%
Fannie Mae:
0.00%, 10/09/19 - 5/15/30 (c)		35,500	29,001,370
1.63%, 1/21/20		3,000	2,995,842
6.32%, 12/20/27		910	1,196,685
Fannie Mae STRIPS, 0.00%, 3/23/28 - 5/15/29 (c)		6,255	3,905,745
Federal Farm Credit Banks:
1.69%, 4/09/20		8,000	7,942,288
2.00%, 4/04/22		2,977	2,918,800
Federal Home Loan Bank:
4.00%, 9/01/28		1,625	1,747,161
5.38%, 8/15/24		4,500	5,454,855
Federal Home Loan Mortgage Corp.:
0.85%, 5/18/17		3,000	3,001,161
1.02%, 10/16/17		11,205	11,209,078
FICO STRIPS, 0.00%, 12/06/16 (c)		3,000	2,965,881
Financing Corp. Fico, 0.00%, 2/8/18 - 11/2/18 (c)		19,000	18,285,799
Resolution Funding Corp., 8.13%, 10/15/19		3,500	4,429,173
Tennessee Valley Authority:
3.50%, 12/15/42		250	233,500
5.88%, 4/01/36		1,125	1,460,076

			96,747,414

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	27

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Collateralized Mortgage Obligations — 1.0%
Fannie Mae (a):
Series 2013-C01, Class M1, 2.19%, 10/25/23	USD	2,192	$2,219,934
Series 2014-92, Class FB, 0.50%, 1/25/45		8,917	8,915,708
Fannie Mae REMICS (a):
Series 2007-54, Class PF, 0.41%, 6/25/37		2,342	2,344,189
Series 2010-89, Class CF, 0.64%, 2/25/38		1,481	1,496,655
Series 2010-35, Class EF, 0.74%, 4/25/40		1,523	1,540,830
Freddie Mac REMICS (a):
Series 3667, Class FW, 0.74%, 2/15/38		899	910,324
Series 3807, Class FN, 0.69%, 2/15/41		897	906,129
Ginnie Mae, Series 2014-90, Class FA, 0.59%, 10/20/38 (a)		13,094	13,191,361

			31,525,130
Commercial Mortgage-Backed Securities — 0.8%
Freddie Mac, Class A2:
Series K025, 2.68%, 10/25/22		8,850	8,928,225
Series K031, 3.30%, 4/25/23 (a)		901	940,837
Series K038, 3.39%, 3/25/24		3,500	3,649,971
Series K040, 3.24%, 9/25/24		8,850	9,094,756

			22,613,789
Mortgage-Backed Securities — 44.5%
Fannie Mae Mortgage-Backed Securities:
1.91%, 4/01/43 (a)		604	623,131
1.93%, 5/01/43 (a)		853	880,174
2.07%, 6/01/43 (a)		1,188	1,205,415
2.12%, 1/01/36 (a)		790	839,406
2.22%, 1/01/35 (a)		940	1,003,872
2.34%, 4/01/40 (a)		173	183,891
2.38%, 8/01/33 (a)		1,410	1,502,347
2.43%, 2/01/42 (a)		23	24,411
2.46%, 5/01/33 (a)		1,923	2,047,169
2.50%, 9/01/28 - 4/01/45 (f)		31,794	32,029,263
2.74%, 1/01/42 (a)		645	674,143
2.80%, 8/01/41 (a)		1,391	1,479,287
3.00%, 1/01/27 - 7/01/45 (f)		103,882	104,860,758
3.31%, 9/01/41 (a)		817	861,473
3.50%, 2/01/26 - 7/01/45 (f)		289,810	298,918,919
4.00%, 8/01/25 - 8/01/45 (f)		217,680	230,611,977
4.50%, 10/01/24 - 8/13/45 (f)		108,048	116,796,182
5.00%, 1/01/18 - 8/13/45 (f)		67,003	74,045,174
5.50%, 9/01/19 - 8/01/37		10,578	11,839,485
6.00%, 11/01/22 - 8/01/38		6,271	7,164,404
6.50%, 12/01/30 - 12/01/32		6,957	8,038,230
Freddie Mac Mortgage-Backed Securities:
1.76%, 6/01/43 (a)		348	356,646
2.22%, 10/01/33 (a)		960	1,023,617
2.37%, 2/01/40 (a)		966	1,027,377
2.38%, 4/01/38 (a)		1,149	1,221,432
2.47%, 5/01/43 (a)		904	918,345
2.50%, 7/01/30 - 4/01/43 (f)		18,881	19,050,675
2.51%, 11/01/36 (a)		1,053	1,101,219
2.51%, 8/01/43 (a)		336	341,927
2.60%, 1/01/42 (a)		16	16,880
3.00%, 3/01/27 - 6/01/43 (f)		51,915	52,398,647
3.15%, 8/01/41 (a)		803	856,453
3.35%, 7/01/41 (a)		605	637,758
3.50%, 12/01/25 - 7/01/45 (f)		54,963	56,780,169
4.00%, 3/01/26 - 7/01/45 (f)		45,067	47,648,366
4.50%, 8/01/20 - 7/01/45 (f)		21,445	23,322,621
U.S. Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities (concluded)
Freddie Mac Mortgage-Backed Securities (concluded):
5.00%, 10/01/20 - 8/01/40	USD	7,246	7,972,764
5.50%, 5/01/34 - 8/01/38		5,640	6,316,715
6.00%, 9/01/36 - 1/01/38		2,674	3,037,532
6.50%, 5/01/21 - 7/01/32		2,304	2,732,823
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/43 - 7/01/45 (f)		41,550	41,953,161
3.50%, 1/15/41 - 7/01/45 (f)		66,592	69,194,054
4.00%, 9/15/40 - 7/01/45 (f)(g)		43,038	45,818,614
4.50%, 3/15/39 - 7/01/45 (f)		29,714	32,310,709
5.00%, 10/20/39 - 5/20/41		12,522	14,041,605
5.50%, 6/15/34 - 7/20/40		6,877	7,812,074
6.00%, 9/20/38 - 10/20/38		2,184	2,484,143

			1,336,005,437
Total U.S. Government Sponsored Agency Securities — 49.5%			1,486,891,770

U.S. Treasury Obligations
U.S. Treasury Bonds:
6.38%, 8/15/27		12,068	17,005,514
6.13%, 11/15/27		12,000	16,643,436
6.25%, 5/15/30		26,586	38,362,629
4.50%, 8/15/39		19,675	24,626,037
3.88%, 8/15/40		15,149	17,300,628
3.38%, 5/15/44		7,100	7,457,776
U.S. Treasury Inflation Indexed Bonds:
0.13%, 4/15/16		22,106	22,209,922
0.13%, 4/15/20		66,849	67,386,837
0.25%, 1/15/25		47,131	46,229,071
U.S. Treasury Notes:
0.88%, 4/15/17		250	251,328
0.63%, 8/31/17		24,000	23,958,744
1.63%, 4/30/19		13,500	13,650,822
1.50%, 5/31/19		875	879,854
1.50%, 5/31/20		3,775	3,754,354
2.00%, 8/31/21		9,030	9,059,627
U.S. Treasury Principal STRIPS, 0.00%, 5/15/25 (c) 17,320			13,521,014
Total U.S. Treasury Obligations — 10.7%			322,297,593

Investment Companies (h)		Shares
iShares 0-5 Year TIPS Bond ETF		1	100
iShares 1-3 Year Treasury Bond ETF		1	85
iShares 10-20 Year Treasury Bond ETF		1	133
iShares 20+ Year Treasury Bond ETF		181,108	21,272,946
iShares 3-7 Year Treasury Bond ETF		1	123
iShares 7-10 Year Treasury Bond ETF		1	105
iShares Agency Bond ETF		1	113
iShares Core U.S. Treasury Bond ETF		1	25
iShares Short Treasury Bond ETF		1	110
iShares TIPS Bond ETF		1	112
Total Investment Companies — 0.7%			21,273,852

Preferred Securities

Capital Trusts	Par (000)
Capital Markets — 0.0%
The Bank of New York Mellon Corp., Series D, 4.50% (a)(i)	USD	1,264	1,169,200

See Notes to Financial Statements.

28	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Preferred Securities	Par (000)		Value
Diversified Financial Services — 0.1%
JPMorgan Chase & Co., Series Q, 5.15% (a)(i)	USD	1,325	$1,260,870
Insurance — 0.1%
The Chubb Corp.;
6.00%, 5/11/37		800	988,230
6.38%, 3/29/67 (a)		2,550	2,674,950

			3,663,180
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (b)(i)		2,200	2,340,250
Total Capital Trusts — 0.3%			8,433,500

Preferred Stock		Shares
Diversified Telecommunication Services — 0.2%
Qwest Corp., 7.38%		196,000	5,082,280
Total Preferred Securities — 0.5%			13,515,780
Total Long-Term Investments (Cost — $3,806,601,227) — 127.2%			3,820,182,522

BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (h)(j)		36,014,720	36,014,720
Total Short-Term Securities (Cost — $36,014,720) — 1.2%			36,014,720
Total Investments Before TBA Sale Commitments (Cost — $3,842,615,947) — 128.4%			3,856,197,242

TBA Sale Commitments (f)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/14/45	USD	50,691	(50,485,134)
3.50%, 7/14/45		77,950	(80,312,859)
4.00%, 7/16/30 - 7/14/45		95,400	(101,033,469)
4.50%, 7/14/45		20,600	(22,270,531)
5.00%, 7/14/45		8,100	(8,947,969)
Freddie Mac Mortgage-Backed Securities:
3.50%, 7/16/30		1,000	(1,052,500)
3.00%, 7/14/45		3,000	(2,981,250)
Total TBA Sale Commitments (Proceeds — $266,228,893) — (8.9)%			(267,083,712)
Total Investments, Net of TBA Sale Commitments (Cost — $3,576,387,054) — 119.5%			3,589,113,530
Liabilities in Excess of Other Assets — (19.5)%			(586,148,697)

Net Assets — 100.0%			$3,002,964,833

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Securities LLC	$3,074,463	$25,323
Morgan Stanley & Co. LLC	1,653,504	5,559

(e)	Amount is less than $500.

(f)	Represents or includes a TBA transaction as of June 30, 2015. Unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$48,465,887	$(159,960)
Citigroup Global Markets, Inc.	$23,780,543	$43,064
Credit Suisse Securities (USA) LLC	$246,783,421	$88,295
Deutsche Bank Securities, Inc.	$92,301,332	$(266,454)
Goldman Sachs & Co.	$73,317,592	$(87,962)
J.P. Morgan Securities LLC	$70,384,594	$(47,762)
Merrill Lynch, Pierce, Fenner & Smith Inc.	$18,949,900	$(287,622)
Morgan Stanley & Co. LLC	$(14,507,172)	$(82,850)
Nomura Securities International, Inc.	$55,456,438	$188,367
RBC Capital Markets, LLC	$(209,519)	$8,056
S.G. America	$(268,643)	$2,274
Wells Fargo Securities, LLC	$(4,278,438)	$(359)

(g)	All or a portion of security has been pledged as collateral in connection with outstanding TBA commitments.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	29

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

(h)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Shares Purchased	Shares Sold	Shares Held at June 30, 2015	Value at June 30, 2015	Income	Realized Gain (Loss)
BlackRock Cash Funds: Institutional, SL Agency Shares	39,979,776	—	(3,965,056)[1]	36,014,720	$36,014,720	$38,518	—
iShares 0-5 Year TIPS Bond ETF	1	—	—	1	$100	—	—
iShares 1-3 Year Treasury Bond ETF	1	—	—	1	$85	—	—
iShares 10-20 Year Treasury Bond ETF	1	—	—	1	$133	$1
iShares 20+ Year Treasury Bond ETF	181,108	—	—	181,108	$21,272,946	$240,265	—
iShares 3-7 Year Treasury Bond ETF	1	—	—	1	$123	$1	—
iShares 7-10 Year Treasury Bond ETF	1	—	—	1	$105	$1	—
iShares Agency Bond ETF	1	—	—	1	$113	$1	—
iShares Core U.S. Treasury Bond ETF	1	—	—	1	$25	—	—
iShares Short Treasury Bond ETF	1	—	—	1	$110	—	—
iShares TIPS Bond ETF	1	—	—	1	$112	—	—
[1] Represents net shares sold.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Represents the current yield as of report date.

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Long (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
194	Euro-Bund Future	Eurex	September 2015	USD	32,874,684	$(45,742)
441	Euro BOBL Futures	Eurex	September 2015	USD	63,707,834	304,463
1,067	10-Year Australian T-Bond	Sydney Future Exchange	September 2015	USD	103,120,733	1,320,105
892	10-Year Canada Bond Future	Montreal	September 2015	USD	99,983,987	569,202
(568)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	USD	71,665,625	(321,307)
(466)	Long U.S. Treasury Bond	Chicago Board of Trade	September 2015	USD	70,293,188	(542,085)
754	Ultra Long U.S. Treasury Bond	Chicago Board of Trade	September 2015	USD	116,163,125	(1,395,960)
(519)	UK Long Gilt Bond	NYSE Liffe	September 2015	USD	94,375,350	839,575
233	2-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	USD	51,012,437	47,049
1,088	5-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	USD	129,752,501	913,260
1,132	90-Day Euro Dollar Future	Eurex	September 2016	USD	279,745,500	92,314
(1,132)	90-Day Euro Dollar Future	Eurex	September 2017	USD	277,651,300	44,026
Total						$1,824,900

•	As of June 30, 2015, forward foreign currency contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	370,000	USD	119,333	Barclays Bank PLC	7/02/15	$(328)
BRL	1,930,000	USD	622,059	Barclays Bank PLC	7/02/15	(1,301)
BRL	175,278	USD	54,795	Barclays Bank PLC	7/02/15	1,581
BRL	1,180,000	USD	380,326	Credit Suisse International	7/02/15	(795)
BRL	1,260,000	USD	409,224	Deutsche Bank AG	7/02/15	(3,962)
BRL	1,560,000	USD	504,528	Deutsche Bank AG	7/02/15	(2,775)
BRL	1,545,000	USD	499,354	Deutsche Bank AG	7/02/15	(2,425)
BRL	10,240,000	USD	3,300,458	Deutsche Bank AG	7/02/15	(6,900)
BRL	1,370,000	USD	441,565	Deutsche Bank AG	7/02/15	(923)
BRL	4,340,000	USD	1,351,141	Deutsche Bank AG	7/02/15	44,761
BRL	2,700,000	USD	870,238	JPMorgan Chase Bank N.A.	7/02/15	(1,819)
BRL	2,650,000	USD	833,333	JPMorgan Chase Bank N.A.	7/02/15	19,003
BRL	2,830,000	USD	892,744	JPMorgan Chase Bank N.A.	7/02/15	17,487
BRL	704,722	USD	220,119	JPMorgan Chase Bank N.A.	7/02/15	6,545
BRL	1,040,000	USD	335,203	Morgan Stanley & Co. International PLC	7/02/15	(701)
BRL	325,000	USD	102,475	Morgan Stanley & Co. International PLC	7/02/15	2,057
BRL	2,700,000	USD	867,052	Morgan Stanley & Co. International PLC	7/02/15	1,366
USD	604,754	BRL	1,930,000	Barclays Bank PLC	7/02/15	(16,004)
USD	56,494	BRL	175,278	Barclays Bank PLC	7/02/15	118
USD	119,255	BRL	370,000	Barclays Bank PLC	7/02/15	249
USD	381,199	BRL	1,180,000	Credit Suisse International	7/02/15	1,667
USD	3,187,946	BRL	10,240,000	Deutsche Bank AG	7/02/15	(105,612)
USD	431,089	BRL	1,370,000	Deutsche Bank AG	7/02/15	(9,553)

See Notes to Financial Statements.

30	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

As of June 30, 2015, forward foreign currency contracts outstanding were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	502,804	BRL	1,560,000	Deutsche Bank AG	7/02/15	$1,051
USD	1,398,827	BRL	4,340,000	Deutsche Bank AG	7/02/15	2,924
USD	406,111	BRL	1,260,000	Deutsche Bank AG	7/02/15	849
USD	497,969	BRL	1,545,000	Deutsche Bank AG	7/02/15	1,041
USD	842,960	BRL	2,700,000	JPMorgan Chase Bank N.A.	7/02/15	(25,459)
USD	227,139	BRL	704,722	JPMorgan Chase Bank N.A.	7/02/15	475
USD	912,138	BRL	2,830,000	JPMorgan Chase Bank N.A.	7/02/15	1,907
USD	854,122	BRL	2,650,000	JPMorgan Chase Bank N.A.	7/02/15	1,786
USD	325,825	BRL	1,040,000	Morgan Stanley & Co. International PLC	7/02/15	(8,677)
USD	104,751	BRL	325,000	Morgan Stanley & Co. International PLC	7/02/15	219
USD	870,238	BRL	2,700,000	Morgan Stanley & Co. International PLC	7/02/15	1,819
BRL	2,370,000	USD	754,537	Deutsche Bank AG	8/04/15	(352)
USD	493,800	BRL	1,545,000	Deutsche Bank AG	8/04/15	2,148
USD	384,373	BRL	1,220,000	JPMorgan Chase Bank N.A.	8/04/15	(3,857)
AUD	460,000	USD	358,156	Barclays Bank PLC	9/10/15	(5,933)
AUD	3,370,000	USD	2,603,618	Barclays Bank PLC	9/10/15	(23,204)
AUD	2,349,795	USD	1,817,942	Barclays Bank PLC	9/10/15	(18,701)
AUD	3,827,058	USD	2,937,420	Barclays Bank PLC	9/10/15	(7,036)
AUD	6,826,000	USD	5,195,849	Credit Suisse International	9/10/15	30,830
AUD	1,440,000	USD	1,104,666	Credit Suisse International	9/10/15	(2,056)
AUD	12,990,000	USD	9,965,006	Credit Suisse International	9/10/15	(18,543)
AUD	2,270,000	USD	1,734,689	Deutsche Bank AG	9/10/15	3,454
AUD	6,420,205	USD	4,966,799	Deutsche Bank AG	9/10/15	(50,838)
AUD	4,620,000	USD	3,567,481	Goldman Sachs International	9/10/15	(29,940)
AUD	15,860,000	USD	12,151,202	Goldman Sachs International	9/10/15	(7,176)
AUD	11,700,000	USD	8,989,110	Goldman Sachs International	9/10/15	(30,402)
AUD	4,310,000	USD	3,346,323	JPMorgan Chase Bank N.A.	9/10/15	(46,149)
AUD	580,000	USD	443,658	JPMorgan Chase Bank N.A.	9/10/15	449
AUD	6,327,154	USD	4,839,817	JPMorgan Chase Bank N.A.	9/10/15	4,894
AUD	570,000	USD	436,009	JPMorgan Chase Bank N.A.	9/10/15	441
AUD	5,537,333	USD	4,235,661	JPMorgan Chase Bank N.A.	9/10/15	4,283
AUD	5,850,000	USD	4,542,268	JPMorgan Chase Bank N.A.	9/10/15	(62,914)
AUD	670,000	USD	516,747	Morgan Stanley & Co. International PLC	9/10/15	(3,727)
AUD	500,000	USD	385,632	Morgan Stanley & Co. International PLC	9/10/15	(2,781)
AUD	1,960,000	USD	1,500,960	Morgan Stanley & Co. International PLC	9/10/15	(185)
AUD	6,320,000	USD	4,839,831	Morgan Stanley & Co. International PLC	9/10/15	(597)
AUD	1,042,846	USD	797,600	UBS AG	9/10/15	909
AUD	912,667	USD	698,035	UBS AG	9/10/15	795
AUD	3,572,942	USD	2,742,762	UBS AG	9/10/15	(6,955)
AUD	4,310,000	USD	3,343,957	Westpac Banking Corp.	9/10/15	(43,783)
AUD	5,120,000	USD	3,955,661	Westpac Banking Corp.	9/10/15	(35,269)
AUD	5,850,000	USD	4,543,163	Westpac Banking Corp.	9/10/15	(63,809)
CAD	4,190,000	USD	3,363,314	Barclays Bank PLC	9/10/15	(10,290)
CAD	5,955,000	USD	4,812,082	Citibank N.A.	9/10/15	(46,626)
CAD	11,505,000	USD	9,296,895	Citibank N.A.	9/10/15	(90,081)
CAD	5,955,000	USD	4,785,170	Credit Suisse International	9/10/15	(19,713)
CAD	11,505,000	USD	9,244,899	Credit Suisse International	9/10/15	(38,086)
CAD	13,900,702	USD	11,264,002	Credit Suisse International	9/10/15	(140,041)
CAD	618,892	USD	501,500	Credit Suisse International	9/10/15	(6,235)
CAD	605,000	USD	491,002	Deutsche Bank AG	9/10/15	(6,855)
CAD	450,000	USD	365,065	Goldman Sachs International	9/10/15	(4,955)
CAD	3,510,000	USD	2,847,505	Goldman Sachs International	9/10/15	(38,647)
CAD	2,030,000	USD	1,646,848	Goldman Sachs International	9/10/15	(22,351)
CAD	10,768,840	USD	8,739,388	Goldman Sachs International	9/10/15	(121,682)
CAD	1,230,000	USD	994,695	Goldman Sachs International	9/10/15	(10,394)
CAD	15,520,000	USD	12,467,416	JPMorgan Chase Bank N.A.	9/10/15	(47,620)
CAD	1,180,000	USD	955,355	JPMorgan Chase Bank N.A.	9/10/15	(11,066)
CAD	605,000	USD	490,840	JPMorgan Chase Bank N.A.	9/10/15	(6,692)
CAD	830,000	USD	671,712	JPMorgan Chase Bank N.A.	9/10/15	(7,509)
CAD	620,000	USD	503,451	Morgan Stanley & Co. International PLC	9/10/15	(7,299)
CAD	600,000	USD	481,487	Morgan Stanley & Co. International PLC	9/10/15	(1,340)
CAD	24,250,000	USD	19,383,175	Royal Bank of Canada	9/10/15	22,755
CAD	8,480,000	USD	6,910,962	UBS AG	9/10/15	(124,888)
CAD	177,529	USD	144,124	UBS AG	9/10/15	(2,057)
CAD	443,579	USD	359,776	UBS AG	9/10/15	(4,805)

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	31

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

As of June 30, 2015, forward foreign currency contracts outstanding were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	3,987,405	USD	3,237,108	UBS AG	9/10/15	$(46,209)
CAD	9,963,053	USD	8,080,793	UBS AG	9/10/15	(107,915)
CLP	2,789,500,000	USD	4,461,415	BNP Paribas S.A.	9/10/15	(127,819)
COP	3,170,000,000	USD	1,247,540	Credit Suisse International	9/10/15	(37,474)
COP	880,000,000	USD	343,348	Credit Suisse International	9/10/15	(7,430)
COP	2,540,600,000	USD	987,984	Credit Suisse International	9/10/15	(18,175)
COP	450,000,000	USD	176,401	Morgan Stanley & Co. International PLC	9/10/15	(4,625)
EUR	175,809	HUF	55,000,000	Barclays Bank PLC	9/10/15	1,929
EUR	556,897	HUF	173,000,000	BNP Paribas S.A.	9/10/15	10,415
EUR	1,417,322	HUF	444,883,184	BNP Paribas S.A.	9/10/15	10,296
EUR	322,251	HUF	101,000,000	BNP Paribas S.A.	9/10/15	2,876
EUR	568,981	HUF	178,000,000	Citibank N.A.	9/10/15	6,242
EUR	185,389	HUF	58,140,563	Credit Suisse International	9/10/15	1,528
EUR	364,998	HUF	114,540,887	Credit Suisse International	9/10/15	2,752
EUR	778,310	HUF	243,000,000	Goldman Sachs International	9/10/15	10,256
EUR	545,274	HUF	170,976,253	Morgan Stanley & Co. International PLC	9/10/15	4,596
EUR	297,650	HUF	93,459,113	Morgan Stanley & Co. International PLC	9/10/15	2,057
EUR	424,188	HUF	133,000,000	Société Générale	9/10/15	3,606
EUR	335,983	PLN	1,395,000	Barclays Bank PLC	9/10/15	4,499
EUR	862,990	PLN	3,610,000	Barclays Bank PLC	9/10/15	4,424
EUR	312,385	PLN	1,295,000	Barclays Bank PLC	9/10/15	4,719
EUR	570,552	PLN	2,362,997	Barclays Bank PLC	9/10/15	9,213
EUR	239,069	PLN	1,000,000	Barclays Bank PLC	9/10/15	1,240
EUR	1,283,165	PLN	5,320,000	BNP Paribas S.A.	9/10/15	19,222
EUR	856,853	PLN	3,550,000	Credit Suisse International	9/10/15	13,502
EUR	1,174,054	PLN	4,930,000	Credit Suisse International	9/10/15	1,034
EUR	1,914,000	PLN	7,991,744	Credit Suisse International	9/10/15	13,730
EUR	276,190	PLN	1,145,000	Goldman Sachs International	9/10/15	4,160
EUR	681,334	PLN	2,822,004	Goldman Sachs International	9/10/15	10,951
EUR	7,475,846	PLN	30,970,000	JPMorgan Chase Bank N.A.	9/10/15	118,584
EUR	298,597	PLN	1,250,000	Morgan Stanley & Co. International PLC	9/10/15	1,283
EUR	1,117,711	PLN	4,668,256	Morgan Stanley & Co. International PLC	9/10/15	7,660
EUR	2,490,000	USD	2,734,481	Bank of America N.A.	9/10/15	42,581
EUR	3,190,000	USD	3,605,258	Barclays Bank PLC	9/10/15	(47,496)
EUR	10,235,000	USD	11,448,666	Barclays Bank PLC	9/10/15	(33,715)
EUR	410,000	USD	466,855	Barclays Bank PLC	9/10/15	(9,587)
EUR	950,000	USD	1,062,157	Barclays Bank PLC	9/10/15	(2,635)
EUR	13,210,000	USD	15,092,200	Citibank N.A.	9/10/15	(359,274)
EUR	8,190,000	USD	9,063,832	Credit Suisse International	9/10/15	70,359
EUR	3,190,000	USD	3,601,430	Credit Suisse International	9/10/15	(43,668)
EUR	630,000	USD	701,428	Credit Suisse International	9/10/15	1,203
EUR	10,235,000	USD	11,442,423	Credit Suisse International	9/10/15	(27,472)
EUR	9,090,000	USD	10,249,248	Credit Suisse International	9/10/15	(111,299)
EUR	4,000,000	USD	4,563,800	Goldman Sachs International	9/10/15	(102,657)
EUR	5,460,000	USD	6,189,412	Goldman Sachs International	9/10/15	(99,951)
EUR	527,656	USD	593,439	Goldman Sachs International	9/10/15	(4,952)
EUR	3,312,344	USD	3,725,227	Goldman Sachs International	9/10/15	(31,017)
EUR	3,280,000	USD	3,701,037	Goldman Sachs International	9/10/15	(42,900)
EUR	12,280,000	USD	13,790,317	Goldman Sachs International	9/10/15	(94,607)
EUR	5,675,000	USD	6,403,103	Goldman Sachs International	9/10/15	(73,855)
EUR	7,095,000	USD	7,978,001	HSBC Bank PLC	9/10/15	(65,048)
EUR	1,000,000	USD	1,122,520	JPMorgan Chase Bank N.A.	9/10/15	(7,234)
EUR	1,920,000	USD	2,146,368	JPMorgan Chase Bank N.A.	9/10/15	(5,019)
EUR	3,312,344	USD	3,724,949	JPMorgan Chase Bank N.A.	9/10/15	(30,739)
EUR	2,380,000	USD	2,701,129	JPMorgan Chase Bank N.A.	9/10/15	(46,748)
EUR	9,090,000	USD	10,252,256	JPMorgan Chase Bank N.A.	9/10/15	(114,308)
EUR	570,000	USD	642,464	JPMorgan Chase Bank N.A.	9/10/15	(6,751)
EUR	15,970,000	USD	17,964,334	JPMorgan Chase Bank N.A.	9/10/15	(153,218)
EUR	527,656	USD	593,663	UBS AG	9/10/15	(5,175)
EUR	880,000	USD	967,098	UBS AG	9/10/15	14,354
GBP	4,680,000	USD	7,364,822	Citibank N.A.	9/10/15	(8,250)
GBP	5,370,000	USD	8,534,702	Credit Suisse International	9/10/15	(93,507)
GBP	340,000	USD	522,128	Credit Suisse International	9/10/15	12,324
GBP	4,680,000	USD	7,358,130	Credit Suisse International	9/10/15	(1,558)

See Notes to Financial Statements.

32	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

As of June 30, 2015, forward foreign currency contracts outstanding were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	3,280,000	USD	5,003,542	Goldman Sachs International	9/10/15	$152,346
GBP	9,826,000	USD	14,989,268	Goldman Sachs International	9/10/15	456,389
GBP	620,000	USD	982,362	HSBC Bank PLC	9/10/15	(7,774)
GBP	350,000	USD	552,326	HSBC Bank PLC	9/10/15	(2,155)
GBP	1,400,000	USD	2,209,535	HSBC Bank PLC	9/10/15	(8,851)
GBP	2,170,000	USD	3,404,940	HSBC Bank PLC	9/10/15	6,120
GBP	710,000	USD	1,117,407	HSBC Bank PLC	9/10/15	(1,345)
GBP	12,000,000	USD	18,606,492	HSBC Bank PLC	9/10/15	256,513
GBP	5,760,000	USD	9,045,953	HSBC Bank PLC	9/10/15	8,289
GBP	1,080,000	USD	1,716,341	JPMorgan Chase Bank N.A.	9/10/15	(18,671)
GBP	3,770,000	USD	5,991,303	JPMorgan Chase Bank N.A.	9/10/15	(65,175)
GBP	3,370,000	USD	5,254,868	JPMorgan Chase Bank N.A.	9/10/15	42,493
GBP	5,760,000	USD	9,000,000	State Street Bank and Trust Co.	9/10/15	54,242
GBP	890,000	USD	1,355,607	UBS AG	9/10/15	43,399
HUF	224,000,000	EUR	722,697	Barclays Bank PLC	9/10/15	(15,301)
HUF	93,000,000	EUR	297,263	Barclays Bank PLC	9/10/15	(3,247)
HUF	45,000,000	EUR	143,697	Barclays Bank PLC	9/10/15	(1,414)
HUF	367,000,000	EUR	1,180,634	BNP Paribas S.A.	9/10/15	(21,246)
HUF	68,003,093	EUR	217,543	Credit Suisse International	9/10/15	(2,574)
HUF	80,747,387	EUR	257,135	Credit Suisse International	9/10/15	(1,743)
HUF	11,330,423	EUR	36,313	Goldman Sachs International	9/10/15	(504)
HUF	56,666,485	EUR	181,577	UBS AG	9/10/15	(2,480)
HUF	57,252,613	EUR	182,691	UBS AG	9/10/15	(1,653)
HUF	102,000,000	USD	368,808	Barclays Bank PLC	9/10/15	(8,751)
HUF	98,000,000	USD	354,168	BNP Paribas S.A.	9/10/15	(8,231)
HUF	179,000,000	USD	633,348	BNP Paribas S.A.	9/10/15	(1,484)
HUF	140,000,000	USD	502,693	BNP Paribas S.A.	9/10/15	(8,498)
HUF	92,000,000	USD	331,766	BNP Paribas S.A.	9/10/15	(7,010)
HUF	91,000,000	USD	328,209	BNP Paribas S.A.	9/10/15	(6,982)
IDR	4,520,000,000	USD	333,634	Morgan Stanley & Co. International PLC	9/10/15	365
IDR	17,164,900,000	USD	1,269,969	Morgan Stanley & Co. International PLC	9/10/15	(1,595)
IDR	4,530,000,000	USD	331,625	Morgan Stanley & Co. International PLC	9/10/15	3,112
ILS	4,735,884	USD	1,235,692	Credit Suisse International	9/10/15	20,030
ILS	1,842,983	USD	487,597	Credit Suisse International	9/10/15	1,071
ILS	6,340,000	USD	1,641,098	Credit Suisse International	9/10/15	39,956
ILS	4,621,340	USD	1,198,579	Credit Suisse International	9/10/15	26,771
ILS	14,573,097	USD	3,777,371	Deutsche Bank AG	9/10/15	86,693
ILS	78,660	USD	20,436	Goldman Sachs International	9/10/15	421
ILS	570,000	USD	148,441	Goldman Sachs International	9/10/15	2,694
ILS	7,017	USD	1,857	Morgan Stanley & Co. International PLC	9/10/15	3
ILS	64,116	USD	16,732	UBS AG	9/10/15	268
INR	22,505,975	USD	349,781	Barclays Bank PLC	9/10/15	(1,152)
INR	60,350,000	USD	938,934	Citibank N.A.	9/10/15	(4,081)
INR	10,850,000	USD	168,806	Citibank N.A.	9/10/15	(734)
INR	64,400,000	USD	990,312	Credit Suisse International	9/10/15	7,277
INR	78,020,000	USD	1,213,375	Deutsche Bank AG	9/10/15	(4,804)
INR	90,900,000	USD	1,396,635	Deutsche Bank AG	9/10/15	11,453
INR	2,250,772	USD	34,978	Goldman Sachs International	9/10/15	(112)
INR	89,800,000	USD	1,389,878	HSBC Bank PLC	9/10/15	1,171
INR	77,790,000	USD	1,209,986	HSBC Bank PLC	9/10/15	(4,978)
INR	31,300,000	USD	486,327	HSBC Bank PLC	9/10/15	(1,474)
INR	64,183,363	USD	996,946	HSBC Bank PLC	9/10/15	(2,712)
INR	111,300,000	USD	1,717,858	HSBC Bank PLC	9/10/15	6,237
INR	12,000,000	USD	185,214	HSBC Bank PLC	9/10/15	672
INR	52,400,000	USD	808,143	HSBC Bank PLC	9/10/15	3,560
INR	139,100,000	USD	2,136,385	HSBC Bank PLC	9/10/15	18,347
INR	12,300,000	USD	188,462	HSBC Bank PLC	9/10/15	2,071
INR	33,764,191	USD	524,941	JPMorgan Chase Bank N.A.	9/10/15	(1,916)
INR	31,507,315	USD	489,694	JPMorgan Chase Bank N.A.	9/10/15	(1,629)
INR	15,750,544	USD	244,847	Morgan Stanley & Co. International PLC	9/10/15	(863)
INR	76,150,000	USD	1,183,188	Morgan Stanley & Co. International PLC	9/10/15	(3,585)
INR	60,350,000	USD	939,446	Morgan Stanley & Co. International PLC	9/10/15	(4,593)
INR	10,850,000	USD	168,898	Morgan Stanley & Co. International PLC	9/10/15	(826)
INR	222,700,000	USD	3,420,366	Morgan Stanley & Co. International PLC	9/10/15	29,374

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	33

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

As of June 30, 2015, forward foreign currency contracts outstanding were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	77,790,000	USD	1,209,610	UBS AG	9/10/15	$(4,602)
INR	79,700,000	USD	1,239,117	UBS AG	9/10/15	(4,522)
INR	58,487,839	USD	908,478	UBS AG	9/10/15	(2,471)
INR	112,500,000	USD	1,738,929	UBS AG	9/10/15	3,755
INR	83,100,000	USD	1,284,489	UBS AG	9/10/15	2,774
JPY	50,000,000	USD	403,943	BNP Paribas S.A.	9/10/15	5,022
JPY	802,000,000	USD	6,448,708	Citibank N.A.	9/10/15	111,089
JPY	1,587,000,000	USD	12,821,217	Deutsche Bank AG	9/10/15	159,329
JPY	4,299,600,000	USD	34,736,046	Deutsche Bank AG	9/10/15	431,663
JPY	654,000,000	USD	5,283,602	Deutsche Bank AG	9/10/15	65,659
JPY	802,000,000	USD	6,439,362	Deutsche Bank AG	9/10/15	120,435
JPY	255,000,000	USD	2,033,039	Deutsche Bank AG	9/10/15	52,682
JPY	209,000,000	USD	1,693,734	Goldman Sachs International	9/10/15	15,739
JPY	10,000,000	USD	81,887	Goldman Sachs International	9/10/15	(94)
JPY	67,000,000	USD	548,645	Goldman Sachs International	9/10/15	(632)
JPY	384,000,000	USD	3,099,503	Goldman Sachs International	9/10/15	41,347
JPY	70,000,000	USD	565,014	Goldman Sachs International	9/10/15	7,537
JPY	578,000,000	USD	4,637,523	Goldman Sachs International	9/10/15	90,111
JPY	197,000,000	USD	1,607,229	HSBC Bank PLC	9/10/15	4,093
JPY	97,000,000	USD	783,090	JPMorgan Chase Bank N.A.	9/10/15	10,302
JPY	43,000,000	USD	346,513	UBS AG	9/10/15	5,197
JPY	50,000,000	USD	404,344	Westpac Banking Corp.	9/10/15	4,621
KRW	240,000,000	USD	215,522	Barclays Bank PLC	9/10/15	(707)
KRW	1,010,000,000	USD	901,979	Barclays Bank PLC	9/10/15	2,037
KRW	745,000,000	USD	673,294	Credit Suisse International	9/10/15	(6,470)
KRW	2,860,000,000	USD	2,556,996	Deutsche Bank AG	9/10/15	2,891
KRW	1,205,000,000	USD	1,089,019	Goldman Sachs International	9/10/15	(10,466)
KRW	375,000,000	USD	338,906	Goldman Sachs International	9/10/15	(3,257)
KRW	1,259,300,000	USD	1,126,790	HSBC Bank PLC	9/10/15	366
KRW	1,080,000,000	USD	968,046	HSBC Bank PLC	9/10/15	(1,375)
KRW	390,000,000	USD	351,795	JPMorgan Chase Bank N.A.	9/10/15	(2,720)
KRW	585,000,000	USD	530,035	JPMorgan Chase Bank N.A.	9/10/15	(6,422)
KRW	700,000,000	USD	624,610	JPMorgan Chase Bank N.A.	9/10/15	1,936
KRW	475,000,000	USD	427,658	JPMorgan Chase Bank N.A.	9/10/15	(2,502)
KRW	2,852,500,000	USD	2,580,514	Morgan Stanley & Co. International PLC	9/10/15	(27,339)
KRW	1,480,000,000	USD	1,332,853	Morgan Stanley & Co. International PLC	9/10/15	(8,156)
KRW	2,770,000,000	USD	2,462,441	Morgan Stanley & Co. International PLC	9/10/15	16,890
KRW	3,065,000,000	USD	2,755,056	Morgan Stanley & Co. International PLC	9/10/15	(11,680)
KRW	385,000,000	USD	345,214	Morgan Stanley & Co. International PLC	9/10/15	(614)
KRW	480,000,000	USD	431,034	Morgan Stanley & Co. International PLC	9/10/15	(1,403)
KRW	530,000,000	USD	472,750	Morgan Stanley & Co. International PLC	9/10/15	1,635
KRW	2,852,500,000	USD	2,573,994	Standard Chartered Bank	9/10/15	(20,820)
KRW	3,065,000,000	USD	2,757,535	Standard Chartered Bank	9/10/15	(14,159)
KRW	2,940,000,000	USD	2,635,117	Standard Chartered Bank	9/10/15	(3,624)
MXN	2,700,000	USD	170,655	Credit Suisse International	9/10/15	573
MXN	44,400,000	USD	2,887,317	Deutsche Bank AG	9/10/15	(71,560)
MXN	4,200,000	USD	269,837	Deutsche Bank AG	9/10/15	(3,481)
MXN	6,800,000	USD	431,897	Deutsche Bank AG	9/10/15	(655)
MXN	8,400,000	USD	537,359	Deutsche Bank AG	9/10/15	(4,648)
MXN	22,300,000	USD	1,414,257	Deutsche Bank AG	9/10/15	(36)
MXN	3,600,000	USD	233,198	Goldman Sachs International	9/10/15	(4,894)
MXN	5,800,000	USD	372,875	Goldman Sachs International	9/10/15	(5,051)
MXN	37,996,305	USD	2,452,792	Goldman Sachs International	9/10/15	(43,145)
MXN	15,000,000	USD	967,655	JPMorgan Chase Bank N.A.	9/10/15	(16,385)
MXN	2,103,695	USD	135,740	JPMorgan Chase Bank N.A.	9/10/15	(2,328)
MXN	3,800,000	USD	245,093	JPMorgan Chase Bank N.A.	9/10/15	(4,105)
MXN	23,400,000	USD	1,507,324	Morgan Stanley & Co. International PLC	9/10/15	(23,344)
MXN	40,300,000	USD	2,600,235	Morgan Stanley & Co. International PLC	9/10/15	(44,492)
MXN	21,660,000	USD	1,384,061	Morgan Stanley & Co. International PLC	9/10/15	(10,428)
MXN	8,400,000	USD	538,363	Morgan Stanley & Co. International PLC	9/10/15	(5,652)
MYR	3,000,000	USD	791,787	Barclays Bank PLC	9/10/15	(862)
MYR	3,725,000	USD	1,003,448	Barclays Bank PLC	9/10/15	(21,384)
MYR	970,000	USD	261,069	Deutsche Bank AG	9/10/15	(5,336)
MYR	2,200,000	USD	592,114	Deutsche Bank AG	9/10/15	(12,103)

See Notes to Financial Statements.

34	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

As of June 30, 2015, forward foreign currency contracts outstanding were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MYR	216,276	USD	58,067	Deutsche Bank AG	9/10/15	$(1,048)
MYR	2,240,000	USD	603,140	Goldman Sachs International	9/10/15	(12,583)
MYR	9,450,000	USD	2,535,551	HSBC Bank PLC	9/10/15	(44,140)
MYR	11,470,000	USD	3,013,267	HSBC Bank PLC	9/10/15	10,701
MYR	3,290,000	USD	872,911	JPMorgan Chase Bank N.A.	9/10/15	(5,530)
MYR	3,725,000	USD	1,004,314	JPMorgan Chase Bank N.A.	9/10/15	(22,249)
MYR	192,440	USD	51,685	JPMorgan Chase Bank N.A.	9/10/15	(950)
MYR	700,000	USD	184,711	Morgan Stanley & Co. International PLC	9/10/15	(162)
MYR	4,450,000	USD	1,171,824	Morgan Stanley & Co. International PLC	9/10/15	1,381
MYR	1,690,000	USD	452,901	Morgan Stanley & Co. International PLC	9/10/15	(7,347)
MYR	1,510,000	USD	400,212	Morgan Stanley & Co. International PLC	9/10/15	(2,113)
MYR	625,000	USD	164,929	Morgan Stanley & Co. International PLC	9/10/15	(153)
MYR	1,081,284	USD	290,335	Morgan Stanley & Co. International PLC	9/10/15	(5,264)
MYR	9,450,000	USD	2,534,871	UBS AG	9/10/15	(43,459)
MYR	2,590,000	USD	696,649	UBS AG	9/10/15	(13,817)
MYR	5,880,000	USD	1,581,581	UBS AG	9/10/15	(31,369)
MYR	1,335,000	USD	352,011	UBS AG	9/10/15	(49)
MYR	1,335,000	USD	352,941	UBS AG	9/10/15	(980)
MYR	9,640,000	USD	2,558,047	UBS AG	9/10/15	(16,543)
MYR	1,510,000	USD	400,000	UBS AG	9/10/15	(1,901)
MYR	9,580,000	USD	2,534,392	UBS AG	9/10/15	(8,706)
MYR	625,000	USD	165,344	UBS AG	9/10/15	(568)
NOK	5,458,003	USD	695,276	Barclays Bank PLC	9/10/15	(2,653)
NOK	9,500,000	USD	1,206,956	Deutsche Bank AG	9/10/15	(1,403)
NOK	25,800,000	USD	3,308,840	Goldman Sachs International	9/10/15	(34,812)
NOK	30,200,000	USD	3,877,034	JPMorgan Chase Bank N.A.	9/10/15	(44,644)
NOK	132,512,000	USD	16,714,219	JPMorgan Chase Bank N.A.	9/10/15	101,596
NOK	197,383,965	USD	24,896,755	JPMorgan Chase Bank N.A.	9/10/15	151,333
NOK	12,741,997	USD	1,621,018	UBS AG	9/10/15	(4,055)
NZD	3,480,000	USD	2,466,394	Credit Suisse International	9/10/15	(126,854)
NZD	8,050,000	USD	5,556,682	Credit Suisse International	9/10/15	(144,813)
NZD	24,015,586	USD	16,986,224	Goldman Sachs International	9/10/15	(840,983)
NZD	2,154,150	USD	1,537,494	Goldman Sachs International	9/10/15	(89,299)
NZD	2,153,817	USD	1,541,448	Goldman Sachs International	9/10/15	(93,476)
NZD	1,364,403	USD	946,227	Goldman Sachs International	9/10/15	(28,964)
NZD	1,830,000	USD	1,291,887	HSBC Bank PLC	9/10/15	(61,611)
NZD	530,000	USD	365,280	Morgan Stanley & Co. International PLC	9/10/15	(8,971)
NZD	4,195,850	USD	2,991,503	UBS AG	9/10/15	(170,709)
NZD	4,196,183	USD	3,005,264	UBS AG	9/10/15	(184,247)
NZD	3,010,000	USD	2,131,200	UBS AG	9/10/15	(107,632)
NZD	1,705,504	USD	1,182,127	UBS AG	9/10/15	(35,548)
NZD	3,280,000	USD	2,266,578	Westpac Banking Corp.	9/10/15	(61,494)
NZD	1,560,000	USD	1,075,378	Westpac Banking Corp.	9/10/15	(26,619)
NZD	3,480,000	USD	2,461,195	Westpac Banking Corp.	9/10/15	(121,655)
NZD	2,870,000	USD	1,986,471	Westpac Banking Corp.	9/10/15	(57,022)
NZD	3,220,000	USD	2,228,723	Westpac Banking Corp.	9/10/15	(63,976)
NZD	3,400,093	USD	2,354,292	Westpac Banking Corp.	9/10/15	(68,472)
PHP	14,300,000	USD	315,882	Deutsche Bank AG	9/10/15	52
PHP	7,600,000	USD	168,627	Goldman Sachs International	9/10/15	(717)
PHP	29,600,000	USD	653,855	Goldman Sachs International	9/10/15	108
PHP	39,300,000	USD	867,358	JPMorgan Chase Bank N.A.	9/10/15	910
PHP	21,000,000	USD	464,396	Morgan Stanley & Co. International PLC	9/10/15	(436)
PHP	132,300,000	USD	2,920,530	Standard Chartered Bank	9/10/15	2,420
PHP	37,700,000	USD	833,333	UBS AG	9/10/15	(414)
PHP	22,000,000	USD	481,875	UBS AG	9/10/15	4,179
PLN	153,422	EUR	36,727	Barclays Bank PLC	9/10/15	(244)
PLN	8,574,668	EUR	2,053,591	Barclays Bank PLC	9/10/15	(14,712)
PLN	2,000,000	EUR	478,711	BNP Paribas S.A.	9/10/15	(3,120)
PLN	3,535,327	EUR	844,896	Credit Suisse International	9/10/15	(4,061)
PLN	3,230,178	EUR	777,949	Credit Suisse International	9/10/15	(10,379)
PLN	9,315,275	EUR	2,243,470	Credit Suisse International	9/10/15	(29,932)
PLN	3,792,799	EUR	909,099	Credit Suisse International	9/10/15	(7,335)
PLN	45,578	EUR	10,916	Goldman Sachs International	9/10/15	(79)
PLN	4,930,000	EUR	1,190,052	JPMorgan Chase Bank N.A.	9/10/15	(18,877)

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	35

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

As of June 30, 2015, forward foreign currency contracts outstanding were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN	767,027	EUR	183,641	JPMorgan Chase Bank N.A.	9/10/15	$(1,251)
PLN	1,535,226	EUR	367,261	Morgan Stanley & Co. International PLC	9/10/15	(2,168)
PLN	2,270,000	EUR	546,251	Morgan Stanley & Co. International PLC	9/10/15	(6,791)
PLN	773,551	EUR	186,317	Morgan Stanley & Co. International PLC	9/10/15	(2,504)
PLN	2,230,787	EUR	537,306	Morgan Stanley & Co. International PLC	9/10/15	(7,222)
PLN	7,582,533	EUR	1,818,113	Morgan Stanley & Co. International PLC	9/10/15	(15,390)
PLN	2,270,000	EUR	545,732	Société Générale	9/10/15	(6,213)
PLN	153,419	EUR	36,725	UBS AG	9/10/15	(243)
PLN	1,113,938	EUR	268,653	UBS AG	9/10/15	(3,997)
PLN	386,271	EUR	93,159	UBS AG	9/10/15	(1,386)
PLN	150,000	USD	40,269	Barclays Bank PLC	9/10/15	(460)
PLN	50,000	USD	13,375	BNP Paribas S.A.	9/10/15	(105)
PLN	170,000	USD	45,591	Credit Suisse International	9/10/15	(475)
PLN	10,210,000	USD	2,705,496	Deutsche Bank AG	9/10/15	4,134
PLN	1,250,000	USD	341,784	JPMorgan Chase Bank N.A.	9/10/15	(10,047)
PLN	1,250,000	USD	338,900	UBS AG	9/10/15	(7,163)
SEK	62,000,000	USD	7,384,117	BNP Paribas S.A.	9/10/15	98,830
SEK	124,600,000	USD	15,040,756	Credit Suisse International	9/10/15	(2,447)
SEK	14,200,000	USD	1,686,530	Credit Suisse International	9/10/15	27,306
SEK	74,400,000	USD	9,095,628	Credit Suisse International	9/10/15	(116,092)
SEK	58,500,000	USD	7,043,906	Goldman Sachs International	9/10/15	16,616
SEK	54,300,000	USD	6,688,459	JPMorgan Chase Bank N.A.	9/10/15	(134,846)
SEK	4,500,000	USD	546,241	JPMorgan Chase Bank N.A.	9/10/15	(3,124)
SEK	28,400,000	USD	3,483,263	JPMorgan Chase Bank N.A.	9/10/15	(55,590)
SEK	9,200,000	USD	1,143,357	UBS AG	9/10/15	(32,984)
SEK	11,300,000	USD	1,404,340	UBS AG	9/10/15	(40,513)
SEK	173,131,000	USD	20,347,288	UBS AG	9/10/15	548,358
SGD	900,000	USD	671,592	Credit Suisse International	9/10/15	(3,870)
SGD	870,000	USD	642,198	Credit Suisse International	9/10/15	3,266
SGD	1,180,000	USD	874,377	Credit Suisse International	9/10/15	1,081
SGD	630,000	USD	463,521	Deutsche Bank AG	9/10/15	3,884
SGD	1,150,000	USD	855,728	Goldman Sachs International	9/10/15	(2,528)
SGD	740,000	USD	550,293	Goldman Sachs International	9/10/15	(1,278)
SGD	520,000	USD	385,288	Goldman Sachs International	9/10/15	507
SGD	1,310,000	USD	970,628	Goldman Sachs International	9/10/15	1,277
SGD	840,000	USD	622,303	Goldman Sachs International	9/10/15	904
SGD	10,470,000	USD	7,735,958	HSBC Bank PLC	9/10/15	31,869
SGD	1,530,000	USD	1,133,078	HSBC Bank PLC	9/10/15	2,048
SGD	840,000	USD	623,327	HSBC Bank PLC	9/10/15	(120)
SGD	670,000	USD	497,682	Morgan Stanley & Co. International PLC	9/10/15	(601)
SGD	270,000	USD	200,300	UBS AG	9/10/15	17
SGD	1,320,000	USD	979,242	UBS AG	9/10/15	83
THB	12,600,000	USD	373,195	Barclays Bank PLC	9/10/15	(997)
THB	3,043,853	USD	89,720	Barclays Bank PLC	9/10/15	194
THB	1,609,879	USD	47,468	Deutsche Bank AG	9/10/15	87
THB	376,197	USD	11,126	Deutsche Bank AG	9/10/15	(13)
THB	8,220,278	USD	242,386	Deutsche Bank AG	9/10/15	437
THB	62,300,000	USD	1,830,872	Goldman Sachs International	9/10/15	9,439
THB	62,300,000	USD	1,829,931	HSBC Bank PLC	9/10/15	10,380
THB	16,098,793	USD	474,615	Morgan Stanley & Co. International PLC	9/10/15	935
THB	15,400,000	USD	454,371	Morgan Stanley & Co. International PLC	9/10/15	537
THB	15,823,803	USD	468,021	Morgan Stanley & Co. International PLC	9/10/15	(594)
THB	21,079,722	USD	621,515	Morgan Stanley & Co. International PLC	9/10/15	1,170
THB	11,200,000	USD	330,023	Morgan Stanley & Co. International PLC	9/10/15	819
THB	24,147,474	USD	711,656	UBS AG	9/10/15	1,649
TRY	3,467,686	USD	1,247,945	Credit Suisse International	9/10/15	20,663
TRY	1,390,000	USD	507,603	Deutsche Bank AG	9/10/15	910
TRY	1,212,314	USD	436,368	Goldman Sachs International	9/10/15	7,141
TRY	1,730,000	USD	629,847	Morgan Stanley & Co. International PLC	9/10/15	3,051
TWD	47,625,000	USD	1,540,764	JPMorgan Chase Bank N.A.	9/10/15	3,454
TWD	95,250,000	USD	3,078,539	Morgan Stanley & Co. International PLC	9/10/15	9,896
TWD	93,800,000	USD	3,015,612	Morgan Stanley & Co. International PLC	9/10/15	25,807
TWD	16,200,000	USD	525,377	Morgan Stanley & Co. International PLC	9/10/15	(100)
TWD	22,600,000	USD	736,938	UBS AG	9/10/15	(4,144)

See Notes to Financial Statements.

36	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

As of June 30, 2015, forward foreign currency contracts outstanding were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TWD	47,625,000	USD	1,540,514	UBS AG	9/10/15	$3,703
USD	8,407,926	AUD	10,961,522	Barclays Bank PLC	9/10/15	14,672
USD	1,139,901	AUD	1,486,103	Barclays Bank PLC	9/10/15	1,989
USD	385,689	AUD	502,828	Barclays Bank PLC	9/10/15	673
USD	1,569,029	AUD	2,037,092	Barclays Bank PLC	9/10/15	9,225
USD	365,942	AUD	470,000	Barclays Bank PLC	9/10/15	6,062
USD	169,118	AUD	220,000	Barclays Bank PLC	9/10/15	664
USD	1,112,836	AUD	1,450,000	BNP Paribas S.A.	9/10/15	2,569
USD	25,287,328	AUD	33,221,001	Credit Suisse International	9/10/15	(150,044)
USD	805,008	AUD	1,048,305	Credit Suisse International	9/10/15	2,319
USD	5,937,750	AUD	7,732,311	Credit Suisse International	9/10/15	17,107
USD	810,636	AUD	1,039,212	Credit Suisse International	9/10/15	14,909
USD	8,438,543	AUD	11,130,000	Deutsche Bank AG	9/10/15	(83,715)
USD	3,408,243	AUD	4,460,000	Deutsche Bank AG	9/10/15	(6,786)
USD	2,497	AUD	3,242	Goldman Sachs International	9/10/15	15
USD	16,287	AUD	21,142	Goldman Sachs International	9/10/15	99
USD	2,151,240	AUD	2,800,000	Goldman Sachs International	9/10/15	7,276
USD	2,205,021	AUD	2,870,000	Goldman Sachs International	9/10/15	7,458
USD	653,055	AUD	850,000	Goldman Sachs International	9/10/15	2,209
USD	518,475	AUD	670,000	Goldman Sachs International	9/10/15	5,455
USD	7,421,154	AUD	9,590,000	Goldman Sachs International	9/10/15	78,077
USD	1,649,065	AUD	2,170,000	HSBC Bank PLC	9/10/15	(12,507)
USD	492,749	AUD	640,000	HSBC Bank PLC	9/10/15	2,700
USD	513,107	AUD	670,437	JPMorgan Chase Bank N.A.	9/10/15	(248)
USD	11,185,605	AUD	14,615,363	JPMorgan Chase Bank N.A.	9/10/15	(5,401)
USD	1,516,483	AUD	1,981,471	JPMorgan Chase Bank N.A.	9/10/15	(732)
USD	3,120,852	AUD	4,053,813	JPMorgan Chase Bank N.A.	9/10/15	16,841
USD	340,575	AUD	440,000	UBS AG	9/10/15	3,667
USD	3,551,154	AUD	4,600,000	UBS AG	9/10/15	28,927
USD	104,848	AUD	136,736	UBS AG	9/10/15	150
USD	2,285,665	AUD	2,980,803	UBS AG	9/10/15	3,259
USD	309,878	AUD	404,121	UBS AG	9/10/15	442
USD	3,140,454	AUD	4,074,184	UBS AG	9/10/15	20,845
USD	1,137,905	AUD	1,478,858	Westpac Banking Corp.	9/10/15	5,540
USD	174,479	AUD	226,758	Westpac Banking Corp.	9/10/15	850
USD	2,743,245	AUD	3,564,911	Westpac Banking Corp.	9/10/15	13,588
USD	3,853,859	AUD	4,940,788	Westpac Banking Corp.	9/10/15	70,690
USD	2,219,650	CAD	2,775,000	Bank of America N.A.	9/10/15	(1,028)
USD	1,623,744	CAD	2,030,000	Bank of America N.A.	9/10/15	(752)
USD	699,126	CAD	860,000	Barclays Bank PLC	9/10/15	10,915
USD	2,218,094	CAD	2,775,000	Credit Suisse International	9/10/15	(2,584)
USD	1,622,606	CAD	2,030,000	Credit Suisse International	9/10/15	(1,891)
USD	15,584,536	CAD	19,540,000	Credit Suisse International	9/10/15	(52,243)
USD	13,731,643	CAD	16,980,000	Goldman Sachs International	9/10/15	143,490
USD	13,359,853	CAD	16,490,000	Goldman Sachs International	9/10/15	163,820
USD	6,831,453	CAD	8,330,000	Goldman Sachs International	9/10/15	165,415
USD	443,654	CAD	550,000	Goldman Sachs International	9/10/15	3,519
USD	26,832,709	CAD	33,570,000	Royal Bank of Canada	9/10/15	(31,500)
USD	3,320,797	CAD	4,150,000	Westpac Banking Corp.	9/10/15	(218)
USD	488,510	CLP	312,500,000	Credit Suisse International	9/10/15	3,029
USD	1,941,083	CLP	1,219,000,000	Deutsche Bank AG	9/10/15	47,319
USD	475,374	CLP	302,100,000	Morgan Stanley & Co. International PLC	9/10/15	6,050
USD	1,488,245	CLP	955,900,000	Standard Chartered Bank	9/10/15	3,218
USD	2,747,551	COP	7,040,600,000	Citibank N.A.	9/10/15	59,983
USD	10,751,231	EUR	9,790,000	Bank of America N.A.	9/10/15	(167,418)
USD	5,129,968	EUR	4,560,000	Barclays Bank PLC	9/10/15	44,264
USD	970,716	EUR	860,000	Barclays Bank PLC	9/10/15	11,571
USD	5,417,229	EUR	4,805,000	Barclays Bank PLC	9/10/15	58,280
USD	3,753,119	EUR	3,365,000	BNP Paribas S.A.	9/10/15	182
USD	7,329,121	EUR	6,500,000	Citibank N.A.	9/10/15	79,762
USD	9,071,153	EUR	8,300,000	Credit Suisse International	9/10/15	(185,720)
USD	3,751,383	EUR	3,365,000	Credit Suisse International	9/10/15	(1,554)
USD	3,393,865	EUR	3,010,000	Credit Suisse International	9/10/15	36,855
USD	7,322,343	EUR	6,490,000	Credit Suisse International	9/10/15	84,137
USD	7,843,023	EUR	6,910,000	Deutsche Bank AG	9/10/15	136,397

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	37

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

As of June 30, 2015, forward foreign currency contracts outstanding were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,131,824	EUR	4,560,000	Goldman Sachs International	9/10/15	$46,120
USD	1,756,092	EUR	1,570,000	Goldman Sachs International	9/10/15	5,093
USD	2,131,153	EUR	1,880,000	Goldman Sachs International	9/10/15	34,416
USD	5,468,521	EUR	4,850,000	Goldman Sachs International	9/10/15	59,384
USD	3,320,815	EUR	2,950,000	Goldman Sachs International	9/10/15	30,722
USD	21,924,623	EUR	19,960,000	HSBC Bank PLC	9/10/15	(336,483)
USD	17,010,144	EUR	15,485,898	HSBC Bank PLC	9/10/15	(261,059)
USD	2,614,259	EUR	2,380,000	HSBC Bank PLC	9/10/15	(40,122)
USD	3,778,592	EUR	3,440,000	HSBC Bank PLC	9/10/15	(57,991)
USD	4,212,678	EUR	3,760,000	HSBC Bank PLC	9/10/15	19,203
USD	17,756,454	EUR	15,930,000	JPMorgan Chase Bank N.A.	9/10/15	(10,050)
USD	17,742,117	EUR	15,930,000	JPMorgan Chase Bank N.A.	9/10/15	(24,387)
USD	14,929,182	EUR	13,230,000	JPMorgan Chase Bank N.A.	9/10/15	173,950
USD	5,534,704	EUR	4,905,000	JPMorgan Chase Bank N.A.	9/10/15	64,227
USD	3,765,546	EUR	3,340,000	JPMorgan Chase Bank N.A.	9/10/15	40,491
USD	10,763,723	EUR	9,790,000	UBS AG	9/10/15	(154,926)
USD	646,682	GBP	420,000	Barclays Bank PLC	9/10/15	(13,523)
USD	1,493,255	GBP	980,000	Barclays Bank PLC	9/10/15	(47,223)
USD	6,714,591	GBP	4,347,691	Barclays Bank PLC	9/10/15	(119,618)
USD	35,883,631	GBP	23,523,000	Goldman Sachs International	9/10/15	(1,092,575)
USD	518,660	GBP	340,000	Goldman Sachs International	9/10/15	(15,792)
USD	11,248,793	GBP	7,350,000	Goldman Sachs International	9/10/15	(304,798)
USD	963,555	GBP	624,618	Goldman Sachs International	9/10/15	(18,293)
USD	900,814	GBP	590,000	HSBC Bank PLC	9/10/15	(26,617)
USD	3,175,750	GBP	2,080,000	HSBC Bank PLC	9/10/15	(93,837)
USD	18,994,127	GBP	12,250,000	HSBC Bank PLC	9/10/15	(261,857)
USD	1,224,973	GBP	780,000	HSBC Bank PLC	9/10/15	(1,122)
USD	1,742,901	GBP	1,100,000	HSBC Bank PLC	9/10/15	13,792
USD	2,832,179	GBP	1,860,000	JPMorgan Chase Bank N.A.	9/10/15	(91,587)
USD	1,324,729	GBP	870,000	JPMorgan Chase Bank N.A.	9/10/15	(42,839)
USD	642,368	GBP	420,000	JPMorgan Chase Bank N.A.	9/10/15	(17,837)
USD	1,379,598	GBP	890,000	Morgan Stanley & Co. International PLC	9/10/15	(19,408)
USD	1,218,750	GBP	780,000	State Street Bank and Trust Co.	9/10/15	(7,345)
USD	6,716,204	GBP	4,347,691	UBS AG	9/10/15	(118,005)
USD	339,974	HUF	93,000,000	Bank of America N.A.	9/10/15	11,687
USD	46,204	HUF	13,000,000	BNP Paribas S.A.	9/10/15	315
USD	53,178	HUF	15,000,000	BNP Paribas S.A.	9/10/15	229
USD	2,708,017	HUF	767,100,000	Morgan Stanley & Co. International PLC	9/10/15	179
USD	352,468	HUF	97,000,000	UBS AG	9/10/15	10,061
USD	484,226	IDR	6,600,000,000	HSBC Bank PLC	9/10/15	(3,471)
USD	155,194	IDR	2,090,000,000	HSBC Bank PLC	9/10/15	757
USD	176,449	IDR	2,390,000,000	HSBC Bank PLC	9/10/15	(156)
USD	42,849	IDR	580,000,000	Morgan Stanley & Co. International PLC	9/10/15	(9)
USD	1,227,602	IDR	16,584,900,000	Morgan Stanley & Co. International PLC	9/10/15	2,086
USD	1,288,148	IDR	17,390,000,000	UBS AG	9/10/15	3,141
USD	225,935	IDR	3,110,000,000	UBS AG	9/10/15	(3,873)
USD	23,725	ILS	89,591	Barclays Bank PLC	9/10/15	(30)
USD	35,047	ILS	134,809	Credit Suisse International	9/10/15	(698)
USD	365,144	ILS	1,402,427	Credit Suisse International	9/10/15	(6,710)
USD	2,462,450	ILS	9,445,900	Credit Suisse International	9/10/15	(42,135)
USD	79,113	ILS	302,232	Credit Suisse International	9/10/15	(1,024)
USD	932,748	ILS	3,514,751	Credit Suisse International	9/10/15	810
USD	826,909	ILS	3,134,331	Credit Suisse International	9/10/15	(4,161)
USD	192,539	ILS	735,000	Deutsche Bank AG	9/10/15	(2,346)
USD	192,706	ILS	735,000	Deutsche Bank AG	9/10/15	(2,180)
USD	192,403	ILS	735,000	Deutsche Bank AG	9/10/15	(2,482)
USD	189,513	ILS	725,000	Deutsche Bank AG	9/10/15	(2,721)
USD	538,520	ILS	2,060,000	Deutsche Bank AG	9/10/15	(7,690)
USD	754,459	ILS	2,887,768	Deutsche Bank AG	9/10/15	(11,234)
USD	612,378	ILS	2,350,000	Deutsche Bank AG	9/10/15	(10,726)
USD	498,994	ILS	1,910,000	Deutsche Bank AG	9/10/15	(7,443)
USD	625,675	ILS	2,400,000	Deutsche Bank AG	9/10/15	(10,687)
USD	116,826	ILS	451,409	Goldman Sachs International	9/10/15	(2,866)
USD	112,248	ILS	433,782	Morgan Stanley & Co. International PLC	9/10/15	(2,770)

See Notes to Financial Statements.

38	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

As of June 30, 2015, forward foreign currency contracts outstanding were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	9,778	ILS	37,573	UBS AG	9/10/15	$(185)
USD	355,364	ILS	1,364,100	UBS AG	9/10/15	(6,328)
USD	51,815	ILS	195,657	UBS AG	9/10/15	(64)
USD	280,538	ILS	1,065,669	UBS AG	9/10/15	(2,025)
USD	495,575	INR	32,200,000	Goldman Sachs International	9/10/15	(3,220)
USD	958,135	INR	62,250,000	HSBC Bank PLC	9/10/15	(6,150)
USD	1,288,589	INR	83,900,000	HSBC Bank PLC	9/10/15	(11,066)
USD	1,273,173	INR	83,100,000	HSBC Bank PLC	9/10/15	(14,089)
USD	372,300	INR	24,300,000	HSBC Bank PLC	9/10/15	(4,120)
USD	3,417,741	INR	222,700,000	HSBC Bank PLC	9/10/15	(31,998)
USD	681,009	INR	44,000,000	HSBC Bank PLC	9/10/15	(574)
USD	1,243,431	INR	80,450,000	HSBC Bank PLC	9/10/15	(2,781)
USD	1,243,431	INR	80,450,000	JPMorgan Chase Bank N.A.	9/10/15	(2,781)
USD	343,510	INR	22,200,000	Morgan Stanley & Co. International PLC	9/10/15	(380)
USD	5,748,512	INR	371,900,000	UBS AG	9/10/15	(12,413)
USD	957,840	INR	62,250,000	UBS AG	9/10/15	(6,445)
USD	390,950	INR	25,400,000	UBS AG	9/10/15	(2,510)
USD	2,488,016	INR	160,900,000	UBS AG	9/10/15	(4,409)
USD	274,946	JPY	34,220,955	Barclays Bank PLC	9/10/15	(4,957)
USD	2,229,171	JPY	273,196,064	Barclays Bank PLC	9/10/15	(5,381)
USD	5,534,021	JPY	685,000,000	BNP Paribas S.A.	9/10/15	(68,798)
USD	2,249,653	JPY	276,521,049	BNP Paribas S.A.	9/10/15	(12,095)
USD	1,672,795	JPY	207,000,000	Credit Suisse International	9/10/15	(20,320)
USD	783,653	JPY	97,000,000	Deutsche Bank AG	9/10/15	(9,738)
USD	1,444,415	JPY	179,779,045	Deutsche Bank AG	9/10/15	(26,051)
USD	2,064,192	JPY	255,000,000	Deutsche Bank AG	9/10/15	(21,529)
USD	8,264,450	JPY	1,034,000,000	Goldman Sachs International	9/10/15	(192,944)
USD	4,499,387	JPY	553,001,643	Goldman Sachs International	9/10/15	(23,778)
USD	14,717	JPY	1,803,936	HSBC Bank PLC	9/10/15	(38)
USD	5,152,042	JPY	634,000,000	HSBC Bank PLC	9/10/15	(33,633)
USD	582,029	JPY	72,000,000	HSBC Bank PLC	9/10/15	(6,880)
USD	8,287,901	JPY	1,024,000,000	JPMorgan Chase Bank N.A.	9/10/15	(87,700)
USD	16,942,879	JPY	2,092,000,000	JPMorgan Chase Bank N.A.	9/10/15	(168,212)
USD	2,195,950	JPY	271,000,000	JPMorgan Chase Bank N.A.	9/10/15	(20,640)
USD	2,627,053	JPY	326,000,000	UBS AG	9/10/15	(39,398)
USD	6,260,766	JPY	770,077,308	UBS AG	9/10/15	(37,926)
USD	5,539,517	JPY	685,000,000	Westpac Banking Corp.	9/10/15	(63,302)
USD	503,371	KRW	560,000,000	Barclays Bank PLC	9/10/15	2,134
USD	264,242	KRW	295,000,000	Credit Suisse International	9/10/15	198
USD	902,990	KRW	1,002,500,000	Deutsche Bank AG	9/10/15	5,687
USD	2,546,523	KRW	2,860,000,000	Deutsche Bank AG	9/10/15	(13,364)
USD	4,988,124	KRW	5,565,000,000	HSBC Bank PLC	9/10/15	7,084
USD	2,448,528	KRW	2,731,700,000	HSBC Bank PLC	9/10/15	3,477
USD	3,418,904	KRW	3,814,300,000	HSBC Bank PLC	9/10/15	4,855
USD	2,505,828	KRW	2,795,000,000	HSBC Bank PLC	9/10/15	4,119
USD	528,933	KRW	585,000,000	HSBC Bank PLC	9/10/15	5,320
USD	200,606	KRW	225,000,000	HSBC Bank PLC	9/10/15	(783)
USD	205,798	KRW	230,000,000	HSBC Bank PLC	9/10/15	(67)
USD	2,204,689	KRW	2,445,000,000	JPMorgan Chase Bank N.A.	9/10/15	16,254
USD	1,821,147	KRW	2,010,000,000	JPMorgan Chase Bank N.A.	9/10/15	22,065
USD	1,097,769	KRW	1,225,000,000	Morgan Stanley & Co. International PLC	9/10/15	1,313
USD	394,301	KRW	440,000,000	Morgan Stanley & Co. International PLC	9/10/15	472
USD	311,408	KRW	347,500,000	Morgan Stanley & Co. International PLC	9/10/15	373
USD	429,876	KRW	480,000,000	Morgan Stanley & Co. International PLC	9/10/15	245
USD	903,886	KRW	1,002,500,000	Morgan Stanley & Co. International PLC	9/10/15	6,583
USD	368,175	KRW	410,000,000	Morgan Stanley & Co. International PLC	9/10/15	1,198
USD	969,828	KRW	1,080,000,000	Morgan Stanley & Co. International PLC	9/10/15	3,157
USD	1,926,523	KRW	2,150,000,000	Morgan Stanley & Co. International PLC	9/10/15	2,132
USD	232,101	KRW	260,000,000	Morgan Stanley & Co. International PLC	9/10/15	(616)
USD	1,824,536	KRW	2,010,000,000	Morgan Stanley & Co. International PLC	9/10/15	25,454
USD	311,575	KRW	347,500,000	UBS AG	9/10/15	540
USD	394,513	KRW	440,000,000	UBS AG	9/10/15	684
USD	1,098,359	KRW	1,225,000,000	UBS AG	9/10/15	1,904
USD	2,504,593	KRW	2,795,000,000	UBS AG	9/10/15	2,884

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	39

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

As of June 30, 2015, forward foreign currency contracts outstanding were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	358,631	MXN	5,600,000	Citibank N.A.	9/10/15	$3,491
USD	230,266	MXN	3,600,000	Deutsche Bank AG	9/10/15	1,961
USD	958,821	MXN	15,000,000	Goldman Sachs International	9/10/15	7,552
USD	2,527,621	MXN	40,100,000	Goldman Sachs International	9/10/15	(15,439)
USD	1,160,695	MXN	18,000,000	Goldman Sachs International	9/10/15	19,171
USD	3,622,899	MXN	56,160,000	JPMorgan Chase Bank N.A.	9/10/15	61,347
USD	471,010	MXN	7,300,000	Morgan Stanley & Co. International PLC	9/10/15	8,059
USD	837,082	MXN	13,100,000	Morgan Stanley & Co. International PLC	9/10/15	6,307
USD	1,237,322	MXN	19,300,000	UBS AG	9/10/15	13,356
USD	3,169,156	MYR	11,775,000	Deutsche Bank AG	9/10/15	64,778
USD	21,044	MYR	78,382	Deutsche Bank AG	9/10/15	380
USD	834,884	MYR	3,140,000	Deutsche Bank AG	9/10/15	7,050
USD	535,825	MYR	1,990,000	Goldman Sachs International	9/10/15	11,178
USD	834,330	MYR	3,140,000	Goldman Sachs International	9/10/15	6,496
USD	831,894	MYR	3,130,000	HSBC Bank PLC	9/10/15	6,696
USD	1,479,456	MYR	5,545,000	HSBC Bank PLC	9/10/15	17,564
USD	172,689	MYR	650,000	HSBC Bank PLC	9/10/15	1,322
USD	18,732	MYR	69,743	JPMorgan Chase Bank N.A.	9/10/15	344
USD	825,405	MYR	3,080,000	Morgan Stanley & Co. International PLC	9/10/15	13,390
USD	105,222	MYR	391,875	Morgan Stanley & Co. International PLC	9/10/15	1,908
USD	2,533,721	MYR	9,580,000	Morgan Stanley & Co. International PLC	9/10/15	8,036
USD	648,663	MYR	2,450,000	Morgan Stanley & Co. International PLC	9/10/15	2,741
USD	837,892	MYR	3,140,000	Morgan Stanley & Co. International PLC	9/10/15	10,058
USD	1,478,864	MYR	5,545,000	Morgan Stanley & Co. International PLC	9/10/15	16,972
USD	943,146	MYR	3,550,000	Morgan Stanley & Co. International PLC	9/10/15	7,218
USD	2,490,066	MYR	9,400,000	Standard Chartered Bank	9/10/15	11,836
USD	1,482,469	MYR	5,560,000	Standard Chartered Bank	9/10/15	16,622
USD	8,457,959	MYR	31,445,000	UBS AG	9/10/15	167,753
USD	826,513	MYR	3,080,000	UBS AG	9/10/15	14,497
USD	956,347	MYR	3,560,000	UBS AG	9/10/15	17,783
USD	3,727,335	NOK	28,980,538	Citibank N.A.	9/10/15	49,696
USD	8,996,922	NOK	70,100,000	Credit Suisse International	9/10/15	101,209
USD	7,012,087	NOK	55,600,000	Credit Suisse International	9/10/15	(43,571)
USD	4,327,109	NOK	34,000,000	Goldman Sachs International	9/10/15	12,498
USD	2,986,048	NOK	23,800,000	Goldman Sachs International	9/10/15	(34,179)
USD	4,626,651	NOK	35,950,000	JPMorgan Chase Bank N.A.	9/10/15	64,584
USD	897,347	NOK	6,969,462	UBS AG	9/10/15	12,920
USD	4,543,157	NOK	35,200,000	UBS AG	9/10/15	76,266
USD	7,253,549	NZD	10,310,000	Barclays Bank PLC	9/10/15	322,324
USD	4,856,124	NZD	6,970,000	Credit Suisse International	9/10/15	170,321
USD	342,641	NZD	500,000	Deutsche Bank AG	9/10/15	6,500
USD	16,832,325	NZD	23,798,000	Goldman Sachs International	9/10/15	833,364
USD	1,135,965	NZD	1,660,000	HSBC Bank PLC	9/10/15	19,977
USD	570,051	NZD	830,000	HSBC Bank PLC	9/10/15	12,057
USD	465,297	NZD	690,000	JPMorgan Chase Bank N.A.	9/10/15	1,423
USD	1,139,641	NZD	1,690,000	JPMorgan Chase Bank N.A.	9/10/15	3,485
USD	876,647	NZD	1,300,000	JPMorgan Chase Bank N.A.	9/10/15	2,681
USD	4,854,117	NZD	6,970,000	Westpac Banking Corp.	9/10/15	168,313
USD	8,707,247	NZD	12,580,000	Westpac Banking Corp.	9/10/15	249,942
USD	2,019,780	PHP	91,900,000	Citibank N.A.	9/10/15	(10,598)
USD	322,015	PHP	14,700,000	Deutsche Bank AG	9/10/15	(2,757)
USD	798,764	PHP	36,200,000	HSBC Bank PLC	9/10/15	(1,015)
USD	2,895,660	PHP	132,100,000	JPMorgan Chase Bank N.A.	9/10/15	(22,871)
USD	2,897,565	PHP	132,100,000	Standard Chartered Bank	9/10/15	(20,966)
USD	1,089,758	PHP	49,900,000	Standard Chartered Bank	9/10/15	(12,700)
USD	610,586	PHP	27,800,000	UBS AG	9/10/15	(3,609)
USD	513,389	PLN	1,900,000	BNP Paribas S.A.	9/10/15	9,148
USD	171,872	PLN	635,000	BNP Paribas S.A.	9/10/15	3,350
USD	97,461	PLN	360,000	BNP Paribas S.A.	9/10/15	1,920
USD	351,817	PLN	1,300,000	BNP Paribas S.A.	9/10/15	6,811
USD	637,471	PLN	2,400,000	BNP Paribas S.A.	9/10/15	536
USD	358,501	PLN	1,320,000	Goldman Sachs International	9/10/15	8,186
USD	158,311	PLN	585,000	Société Générale	9/10/15	3,058
USD	227,273	PLN	840,000	Société Générale	9/10/15	4,345

See Notes to Financial Statements.

40	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

As of June 30, 2015, forward foreign currency contracts outstanding were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,266,052	SEK	18,500,000	Barclays Bank PLC	9/10/15	$33,237
USD	10,861,798	SEK	91,200,000	BNP Paribas S.A.	9/10/15	(145,375)
USD	7,447,018	SEK	62,900,000	Credit Suisse International	9/10/15	(144,552)
USD	2,297,276	SEK	19,031,000	Credit Suisse International	9/10/15	374
USD	5,855,346	SEK	49,300,000	Credit Suisse International	9/10/15	(94,803)
USD	7,921,484	SEK	65,600,000	Credit Suisse International	9/10/15	4,043
USD	126,792	SEK	1,050,000	Credit Suisse International	9/10/15	65
USD	7,924,141	SEK	65,600,000	Credit Suisse International	9/10/15	6,700
USD	126,835	SEK	1,050,000	Credit Suisse International	9/10/15	107
USD	837,885	SEK	6,900,000	Goldman Sachs International	9/10/15	5,106
USD	582,313	SEK	4,800,000	Goldman Sachs International	9/10/15	2,988
USD	5,629,025	SEK	46,400,000	Goldman Sachs International	9/10/15	28,885
USD	1,289,824	SEK	10,500,000	HSBC Bank PLC	9/10/15	22,551
USD	2,808,414	SEK	22,800,000	JPMorgan Chase Bank N.A.	9/10/15	56,620
USD	3,852,561	SEK	31,500,000	JPMorgan Chase Bank N.A.	9/10/15	50,741
USD	2,293,724	SEK	18,800,000	JPMorgan Chase Bank N.A.	9/10/15	24,702
USD	26,861,240	SEK	228,556,923	UBS AG	9/10/15	(723,909)
USD	73,214	SGD	100,000	Barclays Bank PLC	9/10/15	(977)
USD	134,318	SGD	180,000	Credit Suisse International	9/10/15	774
USD	187,963	SGD	253,973	Deutsche Bank AG	9/10/15	(463)
USD	1,193,373	SGD	1,611,745	Deutsche Bank AG	9/10/15	(2,402)
USD	739,150	SGD	990,000	Goldman Sachs International	9/10/15	4,657
USD	870,059	SGD	1,170,000	Goldman Sachs International	9/10/15	2,021
USD	1,927,602	SGD	2,605,000	Goldman Sachs International	9/10/15	(5,081)
USD	2,364,381	SGD	3,200,000	HSBC Bank PLC	9/10/15	(9,740)
USD	371,003	SGD	500,000	HSBC Bank PLC	9/10/15	47
USD	230,037	SGD	310,000	HSBC Bank PLC	9/10/15	44
USD	1,688,266	SGD	2,280,000	HSBC Bank PLC	9/10/15	(3,295)
USD	182,040	SGD	246,027	JPMorgan Chase Bank N.A.	9/10/15	(491)
USD	375,451	SGD	500,000	JPMorgan Chase Bank N.A.	9/10/15	4,495
USD	2,332,038	SGD	3,180,000	UBS AG	9/10/15	(27,244)
USD	9,811	SGD	13,255	UBS AG	9/10/15	(23)
USD	1,432,088	THB	48,524,885	Barclays Bank PLC	9/10/15	(1,312)
USD	121,119	THB	4,102,554	Deutsche Bank AG	9/10/15	(68)
USD	258,465	THB	8,773,612	Deutsche Bank AG	9/10/15	(703)
USD	274,257	THB	9,312,520	Deutsche Bank AG	9/10/15	(830)
USD	28,887	THB	980,700	Goldman Sachs International	9/10/15	(83)
USD	314,772	THB	10,700,000	Goldman Sachs International	9/10/15	(1,301)
USD	663,384	THB	22,500,000	HSBC Bank PLC	9/10/15	(1,255)
USD	477,558	THB	16,172,561	Morgan Stanley & Co. International PLC	9/10/15	(171)
USD	144,823	THB	4,900,000	Morgan Stanley & Co. International PLC	9/10/15	79
USD	231,062	THB	7,845,688	UBS AG	9/10/15	(696)
USD	46,750	THB	1,587,480	UBS AG	9/10/15	(143)
USD	16,262	TRY	45,193	Barclays Bank PLC	9/10/15	(271)
USD	623,996	TRY	1,730,000	Credit Suisse International	9/10/15	(8,902)
USD	1,630,749	TRY	4,492,958	Deutsche Bank AG	9/10/15	(12,941)
USD	358,063	TRY	994,807	Deutsche Bank AG	9/10/15	(5,874)
USD	67,843	TRY	187,042	UBS AG	9/10/15	(584)
USD	1,366,750	TWD	42,100,000	Citibank N.A.	9/10/15	1,678
USD	10,236,384	TWD	314,820,000	HSBC Bank PLC	9/10/15	28,500
USD	585,271	TWD	18,000,000	HSBC Bank PLC	9/10/15	1,630
USD	1,053,826	TWD	32,500,000	HSBC Bank PLC	9/10/15	30
USD	718,679	TWD	22,200,000	JPMorgan Chase Bank N.A.	9/10/15	(1,145)
USD	1,214,877	TWD	37,400,000	Morgan Stanley & Co. International PLC	9/10/15	2,201
USD	340,717	TWD	10,500,000	UBS AG	9/10/15	259
USD	653,340	TWD	20,100,000	UBS AG	9/10/15	1,607
Total						$(4,402,697)

•	As of June 30, 2015, centrally cleared credit default swaps — buy protection outstanding were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Appreciation
Markit ITraxx XO, Series 23, Version 4	5.00%	InterContinental Exchange	6/20/20	EUR 8,301	$121,547

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	41

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

•	As of June 30, 2015, centrally cleared credit default swaps — sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Dow Jones CDX North America High Yield Series 23, Version 1	5.00%	Chicago Mercantile	12/20/19	BB-	USD 7,275	$199,842
[1] Using S&P’s rating of the underlying securities of the index.
[2] The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of June 30, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
1.63%[3]	3-Month LIBOR	Chicago Mercantile	N/A	5/12/20	USD 33,049	$(165,038)
0.28%[4]	3-Month LIBOR	Chicago Mercantile	N/A	5/19/20	USD 30,392	(205,498)
2.32%[4]	3-Month LIBOR	Chicago Mercantile	9/30/15[5]	5/31/22	USD 53,120	(458,343)
2.19%[4]	3-Month LIBOR	Chicago Mercantile	9/30/15[5]	5/31/22	USD 16,280	(15,637)
0.98%[4]	6-Month EURIBOR	Chicago Mercantile	9/10/15[5]	5/15/24	EUR 61,930	370,446
3.31%[4]	3-Month LIBOR	Chicago Mercantile	6/29/20[5]	6/29/25	USD 178,934	(730,083)
3.46%[4]	3-Month LIBOR	Chicago Mercantile	N/A	5/14/44	USD 7,035	(779,731)
2.66%[4]	3-Month LIBOR	Chicago Mercantile	N/A	5/12/45	USD 8,113	449,025
2.68%[4]	3-Month LIBOR	Chicago Mercantile	N/A	5/19/45	USD 6,711	332,868
Total						$(1,201,991)

[3] The Master Portfolio pays a floating rate and receives fixed rate.
[4] The Master Portfolio pays a fixed rate and receives floating rate.
[5] Forward swap.

•	As of June 30, 2015, OTC credit default swaps — sold protection outstanding were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Value	Premiums (Received)	Unrealized Appreciation
Markit CMBX North America AM Index, Series 3	0.08%	Goldman Sachs International	12/13/49	AA+	$13,615	$(51,095)	$(89,263)	$38,168

•	As of June 30, 2015, OTC total return swaps outstanding were as follows:

Reference Entity	Fixed Rate[6]	Counterparty	Effective Date	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Change in Return of the Consumer Price Index for All Urban Consumers	1.72%	Deutsche Bank AG	N/A	2/05/20	$50,404	$(171,639)	—	$(171,639)
Change in Return of the Consumer Price Index for All Urban Consumers	1.75%	Deutsche Bank AG	N/A	3/11/20	$50,404	66,745	—	66,745
Total						$(104,894)	—	$(104,894)

[6] The Master Portfolio pays the fixed rate and receives the total return of the reference entity.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

42	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Schedule of Investments (concluded)	CoreAlpha Bond Master Portfolio

As of June 30, 2015, the following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$345,736,511	—	$345,736,511
Corporate Bonds	—	1,151,739,523	—	1,151,739,523
Foreign Agency Obligations	—	41,114,872	—	41,114,872
Municipal Bonds	—	20,261,853	—	20,261,853
Non-Agency Mortgage-Backed Securities	—	415,495,045	$1,855,723	417,350,768
U.S. Government Sponsored Agency Securities	—	1,486,891,770	—	1,486,891,770
U.S. Treasury Obligations	—	322,297,593	—	322,297,593
Investment Companies	$21,273,852	—	—	21,273,852
Preferred Securities	5,082,280	8,433,500	—	13,515,780
Short-Term Securities	36,014,720	—	—	36,014,720
Liabilities:
Investments:
TBA Sale Commitments	—	(267,083,712)	—	(267,083,712)

Total	$62,370,852	$3,524,886,955	$1,855,723	$3,589,113,530

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Credit contracts	—	$359,557	—	$359,557
Foreign currency exchange contracts	—	9,127,809	—	9,127,809
Interest rate contracts	$4,129,994	1,152,339	—	5,282,333
Other contracts	—	66,745	—	66,745
Liabilities:
Foreign currency exchange contracts	—	(13,530,506)	—	(13,530,506)
Interest rate contracts	(2,305,094)	(2,354,330)	—	(4,659,424)
Other contracts	—	(171,639)		(171,639)

Total	$1,824,900	$(5,350,025)	—	$(3,525,125)

[1]

Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial future contracts and foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$461,765	—	—	$461,765
Cash pledged as collateral for OTC derivatives	1,400,000	—	—	1,400,000
Cash pledged for centrally cleared swaps	9,235,450	—	—	9,235,450
Cash pledged for financial futures contracts	9,338,080	—	—	9,338,080
Foreign currency at value	2,178,937	—	—	2,178,937
Liabilities:
Cash received as collateral for TBA commitments	—	$(92,000)	—	(92,000)

Total	$22,614,232	$(92,000)	—	$22,522,232

Duringthe six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	43

Statement of Assets and Liabilities	CoreAlpha Bond Master Portfolio

June 30, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $3,784,674,750)	$3,798,908,670
Investments at value — affiliated (cost — $57,941,197)	57,288,572
Cash	461,765
Foreign currency at value (cost — $2,270,204)	2,178,937
Cash pledged:
Financial futures contracts	9,338,080
Centrally cleared swaps	9,235,450
Collateral — OTC derivatives	1,400,000
Receivables:
TBA sale commitments	266,228,892
Interest	16,669,159
Contributions from investors	6,399,300
Investments sold	1,226,384
Swaps	4,033
Unrealized appreciation on forward foreign currency exchange contracts	9,127,809
Variation margin receivable on centrally cleared swaps	220,424
Variation margin receivable on financial futures contracts	138,578
Unrealized appreciation on OTC swaps	104,913

Total assets	4,178,930,966

Liabilities
Cash received as collateral for TBA commitments	92,000
TBA sale commitments at value (proceeds — $266,228,893)	267,083,712
Payables:
Investments purchased	889,882,286
Withdrawals to investors	4,028,645
Investment advisory fees	586,233
Professional fees	27,376
Trustees’ fees	21,352
Principle paydowns	12,663
Swaps	5,425
Unrealized depreciation on forward foreign currency exchange contracts	13,530,506
Variation margin payable on financial futures contracts	251,625
Variation margin payable on centrally cleared swaps	183,408
Unrealized depreciation on OTC derivatives	171,639
Swap premiums received	89,263

Total liabilities	1,175,966,133

Net Assets	$3,002,964,833

Net Assets Consist of
Investors’ capital	$2,993,854,749
Net unrealized appreciation (depreciation)	9,110,084

Net Assets	$3,002,964,833

See Notes to Financial Statements.

44	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Statement of Operations	CoreAlpha Bond Master Portfolio

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Interest	$40,783,730
Income — affiliated	278,787
Dividends	180,620

Total income	41,243,137

Expenses
Investment advisory	3,577,797
Independent Trustees	44,453
Professional	26,078

Total expenses	3,648,328
Less fees waived by the Manager	(85,580)

Total expenses after fees waived	3,562,748

Net investment income	37,680,389

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,141,136
Financial futures contracts	2,824,168
Foreign currency transactions	(1,464,502)
Options written	1,148,566
Swaps	2,278,269

9,927,637

Net change in unrealized appreciation (depreciation) on:
Investments	(44,071,936)
Financial futures contracts	890,143
Foreign currency translations	(5,170,648)
Options written	(200,129)
Swaps	(207,291)

(48,759,861)

Net realized and unrealized loss	(38,832,224)

Net Decrease in Net Assets Resulting from Operations	$(1,151,835)

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	45

Statements of Changes in Net Assets	CoreAlpha Bond Master Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$37,680,389	$86,655,251
Net realized gain	9,927,637	56,120,150
Net change in unrealized appreciation (depreciation)	(48,759,861)	76,655,028

Net increase (decrease) in net assets resulting from operations	(1,151,835)	219,430,429

Capital Transactions
Proceeds from contributions	312,136,527	1,468,046,895
Value of withdrawals	(195,400,553)	(2,173,243,591)

Net increase (decrease) in net assets derived from capital transactions	116,735,974	(705,196,696)

Net Assets
Total increase (decrease) in net assets	115,584,139	(485,766,267)
Beginning of period	2,887,380,694	3,373,146,961

End of period	$3,002,964,833	$2,887,380,694

Financial Highlights	CoreAlpha Bond Master Portfolio

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010

Total Return
Total return	0.00%	[1]	6.64%	(2.39)%	4.95%	8.38%	6.56%

Ratios to Average Net Assets
Total expenses	0.25%	[2]	0.25%	0.25%	0.25%	0.27%	0.36%

Total expenses after fees waived	0.24%	[2]	0.24%	0.24%	0.24%	0.26%	0.35%

Net investment income	2.56%	[2]	2.52%	2.23%	2.36%	3.22%	3.19%

Supplemental Data
Net assets, end of period (000)	$3,002,965		$2,887,381	$3,373,147	$2,789,640	$2,362,453	$2,150,563

Portfolio turnover rate[3,4]	275%		686%	986%	2,128%	1,646%	621%	[5]

[1]	Aggregate total return.

[2]	Annualized.

[3]	Portfolio turnover rates include TBA transactions, if any.

[4]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	215%	470%	736%	1,774%	1,510%

[5]	Excluding TBA transactions, the portfolio turnover rate would have been 170%.

See Notes to Financial Statements.

46	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Notes to Financial Statements (Unaudited)	CoreAlpha Bond Master Portfolio

1. Organization:

CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	47

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Master Portfolio’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

48	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: The Master Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Master Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Master Portfolio may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	49

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Master Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, TBA commitments may be entered into by the Master Portfolio under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Master Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Typically, the Master Portfolio is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Master Portfolio are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Master Portfolio accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Master Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage economically its exposure to certain risks such as credit risk, interest rate risk, foreign currency exchange rate risk or other risk (e.g. inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Master Portfolio enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which

50	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

some of the investments held by the Master Portfolio are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to underlying instruments including interest rate risk and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Master Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Master Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is “covered,” meaning that the Master Portfolio holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

For the six months ended June 30, 2015, transactions in options written were as follows:

	Puts
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	4,780	—	$1,156,129
Options written	—	$8,000,000	26,160
Options expired	(2,390)	(8,000,000)	(590,081)
Options closed	(2,390)	—	(592,208)

Outstanding options, end of period	—	—	—

Swaps: The Master Portfolio enters into swap agreements in which the Master Portfolio and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Master Portfolio for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Master Portfolio’s counterparty on the swap agreement becomes the CCP. The Master Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	51

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

•

Credit default swaps — The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Master Portfolio enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Master Portfolio will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Master Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Master Portfolio enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Credit contracts	Net unrealized appreciation (depreciation)[1]; Unrealized appreciation (depreciation) on OTC swaps; Swap premiums paid/received	$359,557	$(89,263)
Foreign currency exchange contracts	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts	9,127,809	(13,530,506)
Interest rate contracts	Net unrealized appreciation (depreciation)[1]; Unrealized appreciation (depreciation) on OTC swaps; Swap premiums paid/received	5,282,333	(4,659,424)
Other contracts	Unrealized appreciation (depreciation) on OTC swaps; Swap premiums paid/received	66,745	(171,639)

Total		$14,836,444	$(18,450,832)

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2015
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation (Depreciation) on
Credit contracts:
Swaps	$598,948	$216,273
Foreign currency exchange contracts:
Foreign currency transactions/translations	(1,641,065)	(5,069,275)
Options[3]	(100,256)	—
Interest rate contracts:
Financial futures contracts	2,824,168	890,143
Swaps	2,284,571	(318,670)
Options[2]	(559,488)	58,855
Other contracts:
Swaps	(605,250)	(104,894)

Total	$2,801,628	$(4,327,568)

[2]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments.

52	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — long	$819,575,274
Average notional value of contracts — short	$312,289,330
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$965,438,917
Average amounts sold — in USD	$958,078,493
Options:
Average value of option contracts purchased	$41,078
Average value of option contracts written	$7,469
Credit default swaps:
Average notional value — buy protection	$4,627,183
Average notional value — sell protection	$49,095,120
Interest rate swaps:
Average notional value — pays fixed rate	$251,783,591
Average notional value — receives fixed rate	$31,720,500
Total return swaps:
Average notional value	$100,808,000

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Master Portfolio. For OTC options purchased, the Master Portfolio bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Master Portfolio should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not typically give rise to counterparty credit risk, as options written generally obligate the Master Portfolio, and not the counterparty, to perform.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the Master Portfolio and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Master Portfolio from

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	53

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

its counterparties are not fully collateralized, the Master Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master Portfolio bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

As of June 30, 2015, the Master Portfolio’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$138,578	$251,625
Forward foreign currency exchange contracts	9,127,809	13,530,506
Swaps — Centrally cleared	220,424	183,408
Swaps — OTC[1]	104,913	260,902

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$9,591,724	$14,226,441

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(359,002)	(435,033)

Total derivative assets and liabilities subject to an MNA	$9,232,722	$13,791,408

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

As of June 30, 2015, the following table presents the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[2]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[3]
Bank of America NA	$54,268	$(54,268)	—	—	—
Barclays Bank PLC	546,213	(441,406)	—	—	$104,807
BNP Paribas S.A	171,721	(171,721)	—	—	—
Citibank N.A.	311,941	(311,941)	—	—	—
Credit Suisse International	739,880	(739,880)	—	—	—
Deutsche Bank AG	1,333,354	(711,651)	—	—	621,703
Goldman Sachs International	2,560,781	(2,560,781)	—	—	—
HSBC Bank PLC	534,162	(534,162)	—	—	—
JPMorgan Chase Bank N.A.	1,092,128	(1,092,128)	—	—	—
Morgan Stanley & Co. International PLC	242,243	(242,243)	—	—	—
Royal Bank of Canada	22,755	(22,755)	—	—	—
Société Générale	11,009	(6,213)	—	—	4,796
Standard Chartered Bank	34,096	(34,096)	—	—	—
State Street Bank and Trust Co.	54,242	(7,345)	—	—	46,897
UBS AG	1,010,385	(1,010,385)	—	—	—
Westpac Banking Corp	513,544	(513,544)	—	—	—

Total	$9,232,722	$(8,454,519)	—	—	$778,203

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Bank of America NA	$169,198	$(54,268)	—	—	$114,930
Barclays Bank PLC	441,406	(441,406)	—	—	—
BNP Paribas S.A	410,763	(171,721)	—	—	239,042
Citibank N.A.	519,644	(311,941)	—	—	207,703
Credit Suisse International	1,784,009	(739,880)	—	—	1,044,129
Deutsche Bank AG	711,651	(711,651)	—	—	—
Goldman Sachs International	3,687,972	(2,560,781)	—	$(1,127,191)	—
HSBC Bank PLC	1,424,289	(534,162)	—	—	890,127
JPMorgan Chase Bank N.A.	1,492,984	(1,092,128)	—	—	400,856
Morgan Stanley & Co. International PLC	257,672	(242,243)	—	—	15,429
Royal Bank of Canada	31,500	(22,755)	—	—	8,745
Société Générale	6,213	(6,213)	—	—	—
Standard Chartered Bank	72,269	(34,096)	—	—	38,173
State Street Bank and Trust Co.	7,345	(7,345)	—	—	—
UBS AG	2,168,874	(1,010,385)	—	—	1,158,489
Westpac Banking Corp.	605,619	(513,544)	—	—	92,075

Total	$13,791,408	$(8,454,519)	—	$(1,127,191)	4,209,698

[2]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]	Net amount represents the net amount payable due to the counterparty in the event of default.

54	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock Fund Advisors (“BFA”), both affiliates of the Manager. The Manager pays BIL and BFA, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investments in other affiliated investment companies, if any. For the six months ended June 30, 2015, the amount waived was $15,049.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2016. The amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2015, the Manager waived $70,531 pursuant to this agreement.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Non-U.S. Government Securities	U.S. Government Securities
Purchases	$9,573,018,055	$249,408,321
Sales	$9,448,373,368	$175,842,266

For the six months ended June 30, 2015, purchases and sales related to mortgage dollar rolls were $2,082,018,862 and $2,084,257,174, respectively.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	55

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

7. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014.

The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$3,842,810,967

Gross unrealized appreciation	$47,488,549
Gross unrealized depreciation	(34,102,274)

Net unrealized appreciation	$13,386,275

8. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Master Portfolio did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

56	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Notes to Financial Statements (concluded)	CoreAlpha Bond Master Portfolio

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	57

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Master Fund, on behalf of CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of the Master Fund, and BlackRock Advisors, LLC (the “Manager”), the Master Fund’s investment advisor. The Board of Trustees of the Master Fund also considered the approval of the sub-advisory agreement between the Manager and BlackRock Fund Advisors (“BFA”) with respect to the Master Portfolio (the “BFA Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL,” and together with BFA, the “Sub-Advisors”) with respect to the Master Portfolio (the “BIL Sub-Advisory Agreement,” and together with the BFA Sub-Advisory Agreement, the “Sub-Advisory Agreements”). BlackRock CoreAlpha Bond Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreements with respect to the Master Portfolio. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.” For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance relative to its peers, benchmark, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and /or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio and/or the Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure;

58	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, approved the continuation of (i) the Advisory Agreement between the Manager and the Master Fund with respect to the Master Portfolio, (ii) the BFA Sub-Advisory Agreement between the Manager and BFA with respect to the Master Portfolio and (iii) the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Master Portfolio, each for a one-year term ending June 30, 2016. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Portfolio and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	59

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Portfolio ranked in the first, third and third quartiles, respectively, against its Lipper Performance Universe. The Board noted the Portfolio’s improved performance during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during the three- and five-year periods. The Board was informed that, among other things, the Portfolio underperformed over the three- and five-year periods primarily because of the diversified nature of the strategies it employs, as opposed to utilizing concentrated sector bets.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Master Portfolio’s/Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Master Portfolio’s portfolio managers in seeking to do so.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences

60	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the Portfolio’s total expense ratio ranked in the second and first quartiles, respectively, relative to the Portfolio’s Expense Peers. The Board also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio/Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, approved the continuation of (i) the Advisory Agreement between the Manager and the Master Fund, with respect to the Master Portfolio, (ii) the BFA Sub-Advisory Agreement between the Manager and BFA with respect to the Master Portfolio and (iii) the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Master Portfolio, each for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Portfolio and found the Agreements to be satisfactory. In arriving at its decision to approve the Agreements, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	61

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust/MIP and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust/MIP.

Effective May 18, 2015, Ian MacKinnon resigned as a Trustee of the Trust/MIP.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Sub-Advisors BlackRock Fund Advisors San Francisco, CA 94105 BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

62	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015	63

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

64	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAB-6/15-SAR

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds III

➢	BlackRock LifePath® 2025 Fund
➢	BlackRock LifePath® 2035 Fund
➢	BlackRock LifePath® 2045 Fund
➢	BlackRock LifePath® 2055 Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	JUNE 30, 2015

The Markets in Review

Dear Shareholder,

During the 12-month period ended June 30, 2015, market volatility increased from the remarkably low levels seen in recent years, although it remained below the historical average. In the middle of 2014, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. The U.S. economy, however, was showing improvement, which made investors concerned that the U.S. Federal Reserve (the “Fed”) would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows.

In the fourth quarter, U.S. growth picked up considerably while the broader global economy showed more signs of slowing. This, combined with rising global risks, drove investors to the relative stability of U.S. assets. International markets continued to struggle even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries despite their persistently low yields, which had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path. However, meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The period ended on a downbeat, but temporary, note as Greece’s long-brewing debt troubles came to an impasse. As the drama unfolded around the tumultuous negotiations between Greece and its creditors, investors feared the possibility of Greece leaving the euro zone and the impact such an event might have on global markets. Most asset classes broadly sold off, especially in Europe, even while macroeconomic and company fundamentals continued to improve.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.23%	7.42%
U.S. small cap equities (Russell 2000® Index)	4.75	6.49
International equities (MSCI Europe, Australasia, Far East Index)	5.52	(4.22)
Emerging market equities (MSCI Emerging Markets Index)	2.95	(5.12)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.51)	3.79
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.86
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.53	(0.39)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2015	BlackRock LifePath Funds

Fund Management Commentary

How did each Fund perform?

•	The LifePath Funds with target dates of 2025, 2035, 2045 and 2055 (together, the “LifePath Funds”) invest in their respective LifePath Master Portfolio.

•

For the six-month period ended June 30, 2015, the LifePath Funds underperformed the custom benchmark across various LifePath Fund target dates, with the exception of LifePath 2025 Class K Shares and LifePath 2055 Investor A, which performed in line with the custom benchmark, and LifePath 2045 and LifePath 2055 Funds’ Institutional and Class K Shares and LifePath 2035 Class K, which outperformed the custom benchmark. The returns for the LifePath Funds include Fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

•

Equity markets outperformed fixed income markets during the period. As a result, the LifePath Funds with longer time horizons (2045 and 2055) generated higher returns on an absolute basis given their larger allocations to equity investments.

•

In addition, many of the underlying active strategies held within the LifePath Funds provided strong performance. One of the largest contributors to positive performance was the LifePath Funds’ investment in the International Tilts Master Portfolio, which outperformed in the first half of 2015 due to strong regional stock selection in Japan and Europe. In addition, a long position in Japan was a strong contributor to outperformance. A focus within Europe on companies with strong value and quality charac teristics was also rewarded with strong performance.

•

Conversely, the LifePath Funds’ investment in the Commodity Strategies Fund detracted from performance, as did its investment in the Emerging Markets Fund. Energy equities and exposure to mining stocks were the largest detractors from Commodity Strategies Fund’s performance as the mining sector was the worst-performing equity sector. Mining stocks were negatively impacted by weaker economic data from China. The Emerging Markets Fund’s underperformance was driven by overweights in markets and sectors with higher correlations to developed markets that generated slower growth during the first half of 2015. Stock selection in China also detracted as the Chinese stock market sold off in June, with the largest negative impact on the high quality, high risk/return, and domestic cyclical stocks preferred by the manager.

Describe recent Fund activity.

•

Each LifePath Fund has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Fund is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Funds were rebalanced in accordance with their updated strategic allocations, and daily cash flows were allocated to the underlying funds and instruments as appropriate.

Describe Fund positioning at period end.

•	At period end, each of the LifePath Funds was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS III	JUNE 30, 2015

BlackRock LifePath Funds

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Fund will change over time according to a “glide path” as each LifePath Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Fund’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Fund, which may be a primary source of income after retirement. As each LifePath Fund approaches its target date, its asset allocation will shift so that each LifePath Fund invests a greater percentage of its assets in fixed income funds. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Fund, and determine whether any changes are required to enable each LifePath Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each LifePath Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Fund, reallocations of each LifePath Fund’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each LifePath Fund or achieve each LifePath Fund’s investment objective.

BLACKROCK FUNDS III	JUNE 30, 2015	5

BlackRock LifePath 2025 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2025 Fund (“LifePath 2025 Fund” or the “LifePath Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2025 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Effective March 31, 2015, the LifePath® 2025 Portfolio changed its name to the BlackRock LifePath® 2025 Fund.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Fund compares its performance to that of a customized weighted index (the “LifePath 2025 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	Commencement of operations.

LifePath Fund’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	Bloomberg Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/10 to 6/30/11	28.9%	4.5%	N/A	4.9%	18.8%	N/A	N/A	5.9%	34.4%	2.6%
7/01/11 to 6/30/12	30.8	4.8	N/A	4.8	18.7	34.3%	3.1%	0.5	2.8	0.2
7/01/12 to 6/30/13	32.9	5.1	2.9%	4.5	17.4	34.0	3.2	N/A	N/A	N/A
7/01/13 to 6/30/14	34.6	5.4	3.8	4.3	16.9	31.6	3.4	N/A	N/A	N/A
7/01/14 to 6/30/15	32.5	5.1	3.8	4.9	18.1	32.5	3.0	N/A	N/A	N/A

[4]	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 14 for descriptions of the indexes.

6	BLACKROCK FUNDS III	JUNE 30, 2015

BlackRock LifePath 2025 Fund

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
		1 Year		5 Year		Since Inception[1]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.30%	1.21%	N/A	9.53%	N/A	9.52%	N/A
Investor A	1.20	0.94	(4.36)%	9.25	8.07%	9.24	8.07%
Investor C	0.80	0.17	(0.77)	8.42	8.42	8.42	8.42
Class K	1.43	1.48	N/A	9.73	N/A	9.73	N/A
Class R	1.10	0.71	N/A	8.98	N/A	8.98	N/A
LifePath 2025 Fund Custom Benchmark	1.43	1.24	N/A	9.74	N/A	9.74	N/A
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	N/A	3.35	N/A	3.35	N/A
Barclays U.S. TIPS Index	0.34	(1.73)	N/A	3.29	N/A	3.29	N/A
Bloomberg Commodity Index	(1.56)	(23.71)	N/A	(3.91)	N/A	(3.91)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	(3.20)	(0.36)	N/A	11.58	N/A	11.58	N/A
MSCI ACWI ex-USA IMI Index	4.59	(4.97)	N/A	8.00	N/A	8.00	N/A
Russell 1000® Index	1.71	7.37	N/A	17.58	N/A	17.58	N/A
Russell 2000® Index	4.75	6.49	N/A	17.08	N/A	17.08	N/A

[1]	The LifePath Fund commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	JUNE 30, 2015	7

BlackRock LifePath 2035 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2035 Fund (“LifePath 2035 Fund” or the “LifePath Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2035 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Effective March 31, 2015, the LifePath® 2035 Portfolio changed its name to the BlackRock LifePath® 2035 Fund.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Fund compares its performance to that of a customized weighted index (the “LifePath 2035 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	Commencement of operations.

The LifePath Fund’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	Bloomberg Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/10 to 6/30/11	17.0%	2.2%	N/A	6.9%	22.7%	N/A	N/A	6.4%	42.0%	2.8%
7/01/11 to 6/30/12	18.9	2.5	N/A	7.1	22.6	42.1%	2.7%	0.5	3.4	0.2
7/01/12 to 6/30/13	21.3	2.8	2.9%	7.0	21.5	41.9	2.6	N/A	N/A	N/A
7/01/13 to 6/30/14	23.0	3.0	3.9	7.0	21.3	39.2	2.6	N/A	N/A	N/A
7/01/14 to 6/30/15	17.2	2.3	3.9	8.7	23.8	41.8	2.3	N/A	N/A	N/A

[4]	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 14 for descriptions of the indexes.

8	BLACKROCK FUNDS III	JUNE 30, 2015

BlackRock LifePath 2035 Fund

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
		1 Year		5 Year		Since Inception[1]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.65%	1.47%	N/A	10.95%	N/A	10.94%	N/A
Investor A	1.55	1.20	(4.12)%	10.67	9.48%	10.66	9.48%
Investor C	1.12	0.40	(0.53)	9.83	9.83	9.82	9.82
Class K	1.89	1.73	N/A	11.45	N/A	11.44	N/A
Class R	1.45	0.96	N/A	10.41	N/A	10.40	N/A
LifePath 2035 Fund Custom Benchmark	1.71	1.33	N/A	11.14	N/A	11.14	N/A
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	N/A	3.35	N/A	3.35	N/A
Barclays U.S. TIPS Index	0.34	(1.73)	N/A	3.29	N/A	3.29	N/A
Bloomberg Commodity Index	(1.56)	(23.71)	N/A	(3.91)	N/A	(3.91)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	(3.20)	(0.36)	N/A	11.58	N/A	11.58	N/A
MSCI ACWI ex-USA IMI Index	4.59	(4.97)	N/A	8.00	N/A	8.00	N/A
Russell 1000® Index	1.71	7.37	N/A	17.58	N/A	17.58	N/A
Russell 2000® Index	4.75	6.49	N/A	17.08	N/A	17.08	N/A

[1]	The LifePath Fund commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	JUNE 30, 2015	9

BlackRock LifePath 2045 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2045 Fund (“LifePath 2045 Fund” or the “LifePath Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2045 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Effective March 31, 2015, the LifePath® 2045 Portfolio changed its name to the BlackRock LifePath® 2045 Fund.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Fund compares its performance to that of a customized weighted index (the “LifePath 2045 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	Commencement of operations.

The LifePath Fund’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Bloomberg Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/10 to 6/30/11	7.3%	N/A	8.5%	26.0%	N/A	N/A	6.8%	48.4%	3.0%
7/01/11 to 6/30/12	9.5	N/A	9.1	25.8	48.6%	2.3%	0.6	3.9	0.2
7/01/12 to 6/30/13	12.4	3.0%	9.1	24.9	48.5	2.1	N/A	N/A	N/A
7/01/13 to 6/30/14	14.5	3.9	9.3	24.9	45.4	2.0	N/A	N/A	N/A
7/01/14 to 6/30/15	7.2	4.1	11.6	27.7	47.3	2.1	N/A	N/A	N/A

[4]	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 14 for descriptions of the indexes.

10	BLACKROCK FUNDS III	JUNE 30, 2015

BlackRock LifePath 2045 Fund

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
		1 Year		5 Year		Since Inception[1]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.89%	1.54%	N/A	12.22%	N/A	12.21%	N/A
Investor A	1.78	1.26	(4.06)%	11.95	10.75%	11.94	10.74%
Investor C	1.32	0.46	(0.48)	11.09	11.09	11.08	11.08
Class K	2.06	1.70	N/A	12.60	N/A	12.60	N/A
Class R	1.69	1.03	N/A	11.66	N/A	11.66	N/A
LifePath 2045 Fund Custom Benchmark	1.86	1.40	N/A	12.30	N/A	12.30	N/A
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	N/A	3.35	N/A	3.35	N/A
Bloomberg Commodity Index	(1.56)	(23.71)	N/A	(3.91)	N/A	(3.91)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	(3.20)	(0.36)	N/A	11.58	N/A	11.58	N/A
MSCI ACWI ex-USA IMI Index	4.59	(4.97)	N/A	8.00	N/A	8.00	N/A
Russell 1000® Index	1.71	7.37	N/A	17.58	N/A	17.58	N/A
Russell 2000® Index	4.75	6.49	N/A	17.08	N/A	17.08	N/A

[1]	The LifePath Fund commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	JUNE 30, 2015	11

BlackRock LifePath 2055 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2055 Fund (“LifePath 2055 Fund” or the “LifePath Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2055 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Effective March 31, 2015, the LifePath® 2055 Portfolio changed its name to the BlackRock LifePath® 2055 Fund.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Fund compares its performance to that of a customized weighted index (the “LifePath 2055 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	Commencement of operations.

The LifePath Fund’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Bloomberg Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/10 to 6/30/11	1.0%	N/A	9.2%	28.4%	N/A	N/A	8.3%	49.5%	3.6%
7/01/11 to 6/30/12	1.0	N/A	10.6	29.0	50.1%	4.2%	0.7	4.1	0.3
7/01/12 to 6/30/13	2.0	3.1%	11.3	27.9	53.8	1.9	N/A	N/A	N/A
7/01/13 to 6/30/14	4.1	4.0	11.8	28.1	50.3	1.7	N/A	N/A	N/A
7/01/14 to 6/30/15	2.6	4.1	12.8	29.2	49.3	2.0	N/A	N/A	N/A

[4]	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 14 for descriptions of the indexes.

12	BLACKROCK FUNDS III	JUNE 30, 2015

BlackRock LifePath 2055 Fund

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
		1 Year		5 Year		Since Inception[1]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.91%	1.50%	N/A	12.88%	N/A	12.88%	N/A
Investor A	1.82	1.28	(4.03)%	12.58	11.37%	12.57	11.37%
Investor C	1.34	0.44	(0.50)	11.74	11.74	11.74	11.74
Class K	2.07	1.81	N/A	13.33	N/A	13.32	N/A
Class R	1.60	0.99	N/A	12.29	N/A	12.29	N/A
LifePath 2055 Fund Custom Benchmark	1.87	1.32	N/A	13.07	N/A	13.07	N/A
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	N/A	3.35	N/A	3.35	N/A
Bloomberg Commodity Index	(1.56)	(23.71)	N/A	(3.91)	N/A	(3.91)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	(3.20)	(0.36)	N/A	11.58	N/A	11.58	N/A
MSCI ACWI ex-USA IMI Index	4.59	(4.97)	N/A	8.00	N/A	8.00	N/A
Russell 1000® Index	1.71	7.37	N/A	17.58	N/A	17.58	N/A
Russell 2000® Index	4.75	6.49	N/A	17.08	N/A	17.08	N/A

[1]	The LifePath Fund commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	JUNE 30, 2015	13

About Fund Performance	LifePath Funds

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•	Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“BAL” or the “Administrator”), each LifePath Funds’ administrator, waived and/or reimbursed a portion of each LifePath Fund’s expenses. Without such waiver, each LifePath Fund’s performance would have been lower.

The LifePath Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Fund’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath Funds’ changing asset allocations over time. As of June 30, 2015, the following indexes are used to calculate the LifePath Funds’ custom benchmarks: Barclays U.S. Aggregate Bond Index, Barclays U.S. TIPS Index, Bloomberg Commodity Index, FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex-USA IMI Index, Russell 1000® Index and Russell 2000® Index.

The Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity. The Barclays U.S. TIPS Index is an unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury. The Bloomberg Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The FTSE EPRA/NAREIT Developed Real Estate Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe and Asia. The MSCI ACWI ex-USA IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index is an unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

14	BLACKROCK FUNDS III	JUNE 30, 2015

Disclosure of Expenses

Shareholders of each LifePath Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Fund and their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath 2025 Fund
Institutional	$1,000.00	$1,013.00	$3.59	$1,000.00	$1,021.22	$3.61	0.72%
Investor A	$1,000.00	$1,012.00	$4.89	$1,000.00	$1,019.93	$4.91	0.98%
Investor C	$1,000.00	$1,008.00	$8.61	$1,000.00	$1,016.22	$8.65	1.73%
Class K	$1,000.00	$1,014.30	$1.85	$1,000.00	$1,022.96	$1.86	0.37%
Class R	$1,000.00	$1,011.00	$6.08	$1,000.00	$1,018.74	$6.11	1.22%
LifePath 2035 Fund
Institutional	$1,000.00	$1,016.50	$3.45	$1,000.00	$1,021.37	$3.46	0.69%
Investor A	$1,000.00	$1,015.50	$4.70	$1,000.00	$1,020.13	$4.71	0.94%
Investor C	$1,000.00	$1,011.20	$8.43	$1,000.00	$1,016.41	$8.45	1.69%
Class K	$1,000.00	$1,018.90	$1.70	$1,000.00	$1,023.11	$1.71	0.34%
Class R	$1,000.00	$1,014.50	$5.94	$1,000.00	$1,018.89	$5.96	1.19%
LifePath 2045 Fund
Institutional	$1,000.00	$1,018.90	$3.35	$1,000.00	$1,021.47	$3.36	0.67%
Investor A	$1,000.00	$1,017.80	$4.60	$1,000.00	$1,020.23	$4.61	0.92%
Investor C	$1,000.00	$1,013.20	$8.34	$1,000.00	$1,016.51	$8.35	1.67%
Class K	$1,000.00	$1,020.60	$1.60	$1,000.00	$1,023.21	$1.61	0.32%
Class R	$1,000.00	$1,016.90	$5.85	$1,000.00	$1,018.99	$5.86	1.17%
LifePath 2055 Fund
Institutional	$1,000.00	$1,019.10	$3.35	$1,000.00	$1,021.47	$3.36	0.67%
Investor A	$1,000.00	$1,018.20	$4.60	$1,000.00	$1,020.23	$4.61	0.92%
Investor C	$1,000.00	$1,013.40	$8.34	$1,000.00	$1,016.51	$8.35	1.67%
Class K	$1,000.00	$1,020.70	$1.60	$1,000.00	$1,023.21	$1.61	0.32%
Class R	$1,000.00	$1,016.00	$5.85	$1,000.00	$1,018.99	$5.86	1.17%

[1]

For each class of the LifePath Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because each LifePath Fund invests significantly in a LifePath Master Portfolio, the expense examples reflect the net expenses of both the LifePath Fund and the LifePath Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK FUNDS III	JUNE 30, 2015	15

Statements of Assets and Liabilities	BlackRock Funds III

June 30, 2015 (Unaudited)	BlackRock LifePath 2025 Fund	BlackRock LifePath 2035 Fund	BlackRock LifePath 2045 Fund	BlackRock LifePath 2055 Fund

Assets
Investments at value — from the applicable LifePath Master Portfolio[1]	$73,701,435	$60,894,052	$36,136,539	$14,845,313
Receivables:
Capital shares sold	189,272	57,694	126,862	57,261
From the administrator	—	—	—	4,464
Withdrawals from the LifePath Master Portfolio	—	141,568	—	—

Total assets	73,890,707	61,093,314	36,263,401	14,907,038

Liabilities
Payables:
Capital shares redeemed	123,491	199,262	23,421	10,836
Administration fees	19,745	14,742	4,303	—
Professional fees	8,352	8,354	8,358	8,338
Service and distribution fees	11,326	8,969	5,283	1,989
Contributions to the LifePath Master Portfolio	65,781	—	103,441	46,425
Income dividends	12,784	8,584	7,426	3,633
Capital gains distributions	29,199	15,703	16,836	5,663

Total liabilities	270,678	255,614	169,068	76,884

Net Assets	$73,620,029	$60,837,700	$36,094,333	$14,830,154

Net Assets Consist of
Paid-in capital	$71,147,431	$58,248,500	$34,353,363	$14,149,980
Undistributed (distributions in excess of) net investment income	(43,367)	(6,695)	8,912	5,916
Accumulated net realized gain allocated from the LifePath Master Portfolio	1,077,302	1,045,187	663,468	272,033
Net unrealized appreciation (depreciation) allocated from the LifePath Master Portfolio	1,438,663	1,550,708	1,068,590	402,225

Net Assets	$73,620,029	$60,837,700	$36,094,333	$14,830,154

Net Asset Value
Institutional:
Net assets	$31,573,059	$24,366,061	$15,926,895	$7,019,404

Shares outstanding[2]	2,467,469	1,809,234	1,128,934	486,908

Net asset value	$12.80	$13.47	$14.11	$14.42

Investor A:
Net assets	$35,696,309	$33,526,202	$17,845,862	$7,014,194

Shares outstanding[2]	2,793,379	2,492,600	1,265,807	487,567

Net asset value	$12.78	$13.45	$14.10	$14.39

Maximum offering price per share (100/94.75 of net assets)	$13.49	$14.20	$14.88	$15.19

Investor C:
Net assets	$3,849,213	$2,053,482	$1,647,601	$579,854

Shares outstanding[2]	302,783	153,767	118,162	40,678

Net asset value	$12.71	$13.35	$13.94	$14.25

Class K:
Net assets	$636,769	$166,982	$33,531	$31,880

Shares outstanding[2]	49,847	12,237	2,355	2,186

Net asset value	$12.77	$13.65	$14.24	$14.58

Class R:
Net assets	$1,864,679	$724,973	$640,444	$184,822

Shares outstanding[2]	145,826	53,796	45,437	12,841

Net asset value	$12.79	$13.48	$14.10	$14.39

[1] Investments at cost — from the applicable LifePath Master Portfolio	$72,262,772	$59,343,344	$35,067,949	$14,443,088
[2] No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Operations	BlackRock Funds III

Six Months Ended June 30, 2015 (Unaudited)	BlackRock LifePath 2025 Fund	BlackRock LifePath 2035 Fund	BlackRock LifePath 2045 Fund	BlackRock LifePath 2055 Fund

Investment Income
Net investment income allocated from the applicable LifePath Master Portfolio:
Dividends — affiliated	$480,726	$559,557	$391,608	$158,072
Interest — affiliated	298,309	118,662	14,210	3,969
Securities lending — affiliated — net	1,441	1,626	748	1,049
Income — affiliated	—	—	119	—
Interest — affiliated	—	84	—	33
Expenses	(212,393)	(181,435)	(114,369)	(55,533)
Fees waived	135,982	125,471	85,288	43,897

Total income	704,065	623,965	377,604	151,487

Fund Expenses
Administration — Institutional	66,627	57,230	38,303	16,843
Administration — Class A	89,887	81,990	44,124	16,085
Administration — Class C	8,779	4,642	3,831	1,301
Administration — Class K	360	98	24	24
Administration — Class R	4,623	1,612	1,415	398
Service — Investor A	44,999	41,054	22,091	8,070
Service and distribution — Investor C	17,651	9,295	7,680	2,604
Service and distribution — Class R	4,613	1,614	1,418	400
Professional	9,231	9,231	9,231	9,231
Miscellaneous	325	325	325	326

Total expenses	247,095	207,091	128,442	55,282
Less fees waived by the administrator	(9,231)	(9,231)	(9,231)	(9,231)

Total expenses after fees waived	237,864	197,860	119,211	46,051

Net investment income	466,201	426,105	258,393	105,436

Realized and Unrealized Gain (Loss) Allocated from the LifePath Master Portfolios
Net realized gain from investments, financial futures contracts, swaps and foreign currency transactions	1,454,919	1,487,334	1,002,882	421,073
Net change in unrealized appreciation (depreciation) on investments, financial futures contracts, swaps and foreign currency translations	(1,194,268)	(1,006,046)	(578,973)	(277,452)

Net realized and unrealized gain	260,651	481,288	423,909	143,621

Net Increase in Net Assets Resulting from Operations	$726,852	$907,393	$682,302	$249,057

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	17

Statements of Changes in Net Assets

	BlackRock LifePath 2025 Fund		BlackRock LifePath 2035 Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$466,201	$919,845	$426,105	$791,822
Net realized gain	1,454,919	3,053,636	1,487,334	2,767,003
Net change in unrealized appreciation (depreciation)	(1,194,268)	(942,332)	(1,006,046)	(906,421)

Net increase in net assets resulting from operations	726,852	3,031,149	907,393	2,652,404

Distributions to Shareholders From[1]
Net investment income:
Institutional	(190,355)	(420,027)	(166,684)	(381,547)
Investor A	(232,379)	(467,797)	(214,424)	(401,365)
Investor C	(12,270)	(16,080)	(5,661)	(10,392)
Class K	(5,761)	(11,572)	(1,372)	(4,870)
Class R	(10,888)	(19,809)	(3,750)	(6,233)
Net realized gain:
Institutional	(170,644)	(1,420,337)	(144,980)	(1,405,216)
Investor A	(193,454)	(2,069,079)	(201,012)	(1,927,115)
Investor C	(20,799)	(166,033)	(12,318)	(110,090)
Class K	(3,446)	(26,416)	(982)	(12,538)
Class R	(10,091)	(97,886)	(4,310)	(36,835)

Decrease in net assets resulting from distributions to shareholders	(850,087)	(4,715,036)	(755,493)	(4,296,201)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	9,947,047	6,965,153	5,100,331	11,943,495

Net Assets
Total increase in net assets	9,823,812	5,281,266	5,252,231	10,299,698
Beginning of period	63,796,217	58,514,951	55,585,469	45,285,771

End of period	$73,620,029	$63,796,217	$60,837,700	$55,585,469

Distributions in excess of net investment income, end of period	$(43,367)	$(57,915)	$(6,695)	$(40,909)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Changes in Net Assets

	BlackRock LifePath 2045 Fund		BlackRock LifePath 2055 Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$258,393	$467,866	$105,436	$170,531
Net realized gain	1,002,882	1,650,581	421,073	592,753
Net change in unrealized appreciation (depreciation)	(578,973)	(522,584)	(277,452)	(124,640)

Net increase in net assets resulting from operations	682,302	1,595,863	249,057	638,644

Distributions to Shareholders From[1]
Net investment income:
Institutional	(109,557)	(250,163)	(47,074)	(100,701)
Investor A	(110,908)	(207,777)	(41,782)	(68,668)
Investor C	(4,885)	(8,768)	(1,520)	(3,091)
Class K	(306)	(2,386)	(288)	(1,462)
Class R	(3,341)	(5,926)	(953)	(1,505)
Net realized gain:
Institutional	(113,005)	(982,819)	(39,448)	(417,600)
Investor A	(126,230)	(1,031,608)	(39,514)	(341,066)
Investor C	(11,788)	(94,176)	(3,254)	(32,641)
Class K	(238)	(5,442)	(179)	(3,653)
Class R	(4,549)	(33,305)	(1,045)	(8,089)

Decrease in net assets resulting from distributions to shareholders	(484,807)	(2,622,370)	(175,057)	(978,476)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,307,584	10,215,915	1,765,515	4,383,495

Net Assets
Total increase in net assets	1,505,079	9,189,408	1,839,515	4,043,663
Beginning of period	34,589,254	25,399,846	12,990,639	8,946,976

End of period	$36,094,333	$34,589,254	$14,830,154	$12,990,639

Undistributed (distributions in excess of) net investment income, end of period	$8,912	$(20,484)	$5,916	$(7,903)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	19

Financial Highlights	BlackRock LifePath 2025 Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,								Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.80		$13.11		$12.19		$11.07		$11.21		$10.00

Net investment income[2]	0.10		0.21		0.21		0.22		0.25		0.11
Net realized and unrealized gain (loss)	0.07		0.48		1.22		1.11		(0.19)		1.63

Net increase from investment operations	0.17		0.69		1.43		1.33		0.06		1.74

Distributions from:[3]
Net investment income	(0.10)		(0.21)		(0.19)		(0.21)		(0.20)		(0.11)
Net realized gain	(0.07)		(0.79)		(0.32)		(0.00)[4]		(0.00)[4]		(0.42)

Total distributions	(0.17)		(1.00)		(0.51)		(0.21)		(0.20)		(0.53)

Net asset value, end of period	$12.80		$12.80		$13.11		$12.19		$11.07		$11.21

Total Return[5]
Based on net asset value	1.30%	[6]	5.23%		11.84%		12.07%		0.49%		17.40%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.75%	[8,9,10]	0.75%	[9,10]	0.79%	[9,10]	0.86%	[9,10]	1.06%	[9,10]	24.41%	[8]

Total expenses after fees waived and/or reimbursed	0.72%	[8,9,10]	0.73%	[9,10]	0.75%	[9,10]	0.76%	[9,10]	0.74%	[9,10]	0.73%	[8]

Net investment income	1.55%	[8,9,10]	1.53%	[9,10]	1.60%	[9,10]	1.85%	[9,10]	2.25%	[9,10]	1.93%	[8]

Supplemental Data
Net assets, end of period (000)	$31,573		$23,625		$25,882		$15,816		$3,233		$22

Portfolio turnover rate of the LifePath Master Portfolio	24%	[11]	50%	[11]	30%	[11]	4%	[12]	24%	[12]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%, 0.40%, 0.40%, 0.48% and 0.82% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[10]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.13%	0.13%	0.10%	0.10%	0.12%

[11]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock LifePath 2025 Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,								Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.78		$13.10		$12.19		$11.06		$11.21		$10.00

Net investment income[2]	0.08		0.17		0.18		0.18		0.21		0.09
Net realized and unrealized gain (loss)	0.07		0.48		1.22		1.12		(0.19)		1.63

Net increase from investment operations	0.15		0.65		1.40		1.30		0.02		1.72

Distributions from:[3]
Net investment income	(0.08)		(0.18)		(0.17)		(0.17)		(0.17)		(0.09)
Net realized gain	(0.07)		(0.79)		(0.32)		(0.00)[4]		(0.00)[4]		(0.42)

Total distributions	(0.15)		(0.97)		(0.49)		(0.17)		(0.17)		(0.51)

Net asset value, end of period	$12.78		$12.78		$13.10		$12.19		$11.06		$11.21

Total Return[5]
Based on net asset value	1.20%	[6]	4.95%		11.52%		11.84%		0.18%		17.26%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.00%	[8,9,10]	1.00%	[9,10]	1.05%	[9,10]	1.11%	[9,10]	1.32%	[9,10]	24.68%	[8]

Total expenses after fees waived and/or reimbursed	0.98%	[8,9,10]	0.98%	[9,10]	1.00%	[9,10]	1.01%	[9,10]	0.99%	[9,10]	0.98%	[8]

Net investment income	1.31%	[8,9,10]	1.31%	[9,10]	1.37%	[9,10]	1.54%	[9,10]	1.87%	[9,10]	1.67%	[8]

Supplemental Data
Net assets, end of period (000)	$35,696		$35,324		$29,049		$13,981		$7,076		$22

Portfolio turnover rate of the LifePath Master Portfolio	24%	[11]	50%	[11]	30%	[11]	4%	[12]	24%	[12]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%, 0.40%, 0.40%, 0.48% and 0.86% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[10]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011

Investments in underlying funds	0.13%	0.13%	0.10%	0.10%	0.12%

[11]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	21

Financial Highlights (continued)	BlackRock LifePath 2025 Fund

	Investor C
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.72		$13.06		$12.15		$11.05		$11.21	$10.00

Net investment income[2]	0.04		0.07		0.07		0.10		0.14	0.05
Net realized and unrealized gain (loss)	0.06		0.47		1.23		1.11		(0.20)	1.63

Net increase (decrease) from investment operations	0.10		0.54		1.30		1.21		(0.06)	1.68

Distributions from:[3]
Net investment income	(0.04)		(0.09)		(0.07)		(0.11)		(0.10)	(0.05)
Net realized gain	(0.07)		(0.79)		(0.32)		(0.00)[4]		(0.00)[4]	(0.42)

Total distributions	(0.11)		(0.88)		(0.39)		(0.11)		(0.10)	(0.47)

Net asset value, end of period	$12.71		$12.72		$13.06		$12.15		$11.05	$11.21

Total Return[5]
Based on net asset value	0.80%	[6]	4.08%		10.73%		10.99%		(0.54)%	16.84%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.76%	[8,9,10]	1.75%	[9,10]	1.80%	[9,10]	1.85%	[9,10]	2.10% [9,10]	25.46%	[8]

Total expenses after fees waived and/or reimbursed	1.73%	[8,9,10]	1.73%	[9,10]	1.76%	[9,10]	1.76%	[9,10]	1.75% [9,10]	1.72%	[8]

Net investment income	0.57%	[8,9,10]	0.56%	[9,10]	0.57%	[9,10]	0.87%	[9,10]	1.25% [9,10]	0.95%	[8]

Supplemental Data
Net assets, end of period (000)	$3,849		$2,849		$1,997		$992		$245	$22

Portfolio turnover rate of the LifePath Master Portfolio	24%	[11]	50%	[11]	30%	[11]	4%	[12]	24% [12]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%, 0.40%, 0.40%, 0.48% and 0.82% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[10]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.13%	0.13%	0.10%	0.10%	0.12%

[11]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock LifePath 2025 Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,								Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.78		$13.10		$12.22		$11.09		$11.21		$10.00

Net investment income[2]	0.13		0.26		0.20		0.26		0.26		0.13
Net realized and unrealized gain (loss)	0.05		0.46		1.20		1.11		(0.16)		1.63

Net increase from investment operations	0.18		0.72		1.40		1.37		0.10		1.76

Distributions from:[3]
Net investment income	(0.12)		(0.25)		(0.20)		(0.24)		(0.22)		(0.13)
Net realized gain	(0.07)		(0.79)		(0.32)		(0.00)[4]		(0.00)[4]		(0.42)

Total distributions	(0.19)		(1.04)		(0.52)		(0.24)		(0.22)		(0.55)

Net asset value, end of period	$12.77		$12.78		$13.10		$12.22		$11.09		$11.21

Total Return[5]
Based on net asset value	1.43%	[6]	5.51%		11.47%		12.44%		0.87%		17.60%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.40%	[8,9,10]	0.40%	[9,10]	0.44%	[9,10]	0.51%	[9,10]	0.71%	[9,10]	24.05%	[8]

Total expenses after fees waived and/or reimbursed	0.37%	[8,9,10]	0.37%	[9,10]	0.40%	[9,10]	0.41%	[9,10]	0.38%	[9,10]	0.38%	[8]

Net investment income	1.95%	[8,9,10]	1.91%	[9,10]	1.57%	[9,10]	2.20%	[9,10]	2.31%	[9,10]	2.29%	[8]

Supplemental Data
Net assets, end of period (000)	$637		$317		$102		$1,941		$1,590		$22

Portfolio turnover rate of the LifePath Master Portfolio	24%	[11]	50%	[11]	30%	[11]	4%	[12]	24%	[12]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%, 0.40%, 0.40%, 0.49% and 0.89% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[10]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.13%	0.13%	0.10%	0.10%	0.12%

[11]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	23

Financial Highlights (concluded)	BlackRock LifePath 2025 Fund

	Class R
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,								Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.79		$13.11		$12.19		$11.09		$11.21		$10.00

Net investment income[2]	0.07		0.14		0.13		0.18		0.17		0.08
Net realized and unrealized gain (loss)	0.07		0.48		1.24		1.08		(0.17)		1.63

Net increase (decrease) from investment operations	0.14		0.62		1.37		1.26		—		1.71

Distributions from:[3]
Net investment income	(0.07)		(0.15)		(0.13)		(0.16)		(0.12)		(0.08)
Net realized gain	(0.07)		(0.79)		(0.32)		(0.00)[4]		(0.00)[4]		(0.42)

Total distributions	(0.14)		(0.94)		(0.45)		(0.16)		(0.12)		(0.50)

Net asset value, end of period	$12.79		$12.79		$13.11		$12.19		$11.09		$11.21

Total Return[5]
Based on net asset value	1.10%	[6]	4.69%		11.26%		11.45%		0.02%		17.12%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.25%	[8,9,10]	1.26%	[9,10]	1.30%	[9,10]	1.35%	[9,10]	1.57%	[9,10]	24.94%	[8]

Total expenses after fees waived and/or reimbursed	1.22%	[8,9,10]	1.23%	[9,10]	1.25%	[9,10]	1.26%	[9,10]	1.23%	[9,10]	1.23%	[8]

Net investment income	1.08%	[8,9,10]	1.04%	[9,10]	1.05%	[9,10]	1.54%	[9,10]	1.46%	[9,10]	1.43%	[8]

Supplemental Data
Net assets, end of period (000)	$1,865		$1,682		$1,484		$1,282		$22		$22

Portfolio turnover rate of the LifePath Master Portfolio	24%	[11]	50%	[11]	30%	[11]	4%	[12]	24%	[12]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%, 0.40%, 0.40%, 0.48% and 0.91% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[10]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.13%	0.13%	0.10%	0.10%	0.12%

[11]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	BlackRock LifePath 2035 Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.43		$13.77		$12.51		$11.18		$11.52	$10.00

Net investment income[2]	0.11		0.22		0.24		0.24		0.24	0.11
Net realized and unrealized gain (loss)	0.11		0.54		1.67		1.30		(0.39)	1.99

Net increase (decrease) from investment operations	0.22		0.76		1.91		1.54		(0.15)	2.10

Distributions from:[3]
Net investment income	(0.10)		(0.22)		(0.23)		(0.21)		(0.19)	(0.10)
Net realized gain	(0.08)		(0.88)		(0.42)		—		(0.00)[4]	(0.48)
Return of capital	—		—		—		(0.00)[4]		—	—

Total distributions	(0.18)		(1.10)		(0.65)		(0.21)		(0.19)	(0.58)

Net asset value, end of period	$13.47		$13.43		$13.77		$12.51		$11.18	$11.52

Total Return[5]
Based on net asset value	1.65%	[6]	5.51%		15.33%		13.85%		(1.32)%	20.96%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.72%	[8,9,10]	0.74%	[9,10]	0.80%	[9,10]	0.89%	[9,10]	1.22% [9,10]	24.07%	[8]

Total expenses after fees waived and/or reimbursed	0.69%	[8,9,10]	0.71%	[9,10]	0.75%	[9,10]	0.75%	[9,10]	0.72% [9,10]	0.71%	[8]

Net investment income	1.63%	[8,9,10]	1.55%	[9,10]	1.78%	[9,10]	1.98%	[9,10]	2.13% [9,10]	1.88%	[8]

Supplemental Data
Net assets, end of period (000)	$24,366		$22,004		$22,266		$12,853		$2,033	$23

Portfolio turnover rate of the LifePath Master Portfolio	18%	[11]	54%	[11]	39%	[11]	4%	[12]	21% [12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%, 0.43%, 0.43%, 0.56% and 1.10% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[10]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.16%	0.15%	0.11%	0.11%	0.14%

[11]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	25

Financial Highlights (continued)	BlackRock LifePath 2035 Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.41		$13.77		$12.51		$11.17		$11.51	$10.00

Net investment income[2]	0.10		0.19		0.21		0.20		0.20	0.10
Net realized and unrealized gain (loss)	0.11		0.52		1.67		1.32		(0.37)	1.98

Net increase (decrease) from investment operations	0.21		0.71		1.88		1.52		(0.17)	2.08

Distributions from:[3]
Net investment income	(0.09)		(0.19)		(0.20)		(0.18)		(0.17)	(0.09)
Net realized gain	(0.08)		(0.88)		(0.42)		—		(0.00)[4]	(0.48)
Return of capital	—		—		—		(0.00)[4]		—	—

Total distributions	(0.17)		(1.07)		(0.62)		(0.18)		(0.17)	(0.57)

Net asset value, end of period	$13.45		$13.41		$13.77		$12.51		$11.17	$11.51

Total Return[5]
Based on net asset value	1.55%	[6]	5.17%		15.08%		13.63%		(1.55)%	20.74%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.98%	[8,9,10]	0.99%	[9,10]	1.05%	[9,10]	1.14%	[9,10]	1.48% [9,10]	22.59%	[8]

Total expenses after fees waived and/or reimbursed	0.94%	[8,9,10]	0.96%	[9,10]	1.00%	[9,10]	1.00%	[9,10]	0.97% [9,10]	0.96%	[8]

Net investment income	1.39%	[8,9,10]	1.65%	[9,10]	1.55%	[9,10]	1.63%	[9,10]	1.77% [9,10]	1.71%	[8]

Supplemental Data
Net assets, end of period (000)	$33,526		$31,048		$21,423		$9,966		$4,121	$27

Portfolio turnover rate of the LifePath Master Portfolio	18%	[11]	54%	[11]	39%	[11]	4%	[12]	21% [12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%, 0.43%, 0.43%, 0.56% and 1.15% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[10]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.16%	0.15%	0.11%	0.11%	0.14%

[11]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock LifePath 2035 Fund

	Investor C
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.32		$13.69		$12.45		$11.14		$11.49	$10.00

Net investment income[2]	0.04		0.08		0.11		0.11		0.09	0.05
Net realized and unrealized gain (loss)	0.11		0.53		1.66		1.30		(0.35)	1.98

Net increase (decrease) from investment operations	0.15		0.61		1.77		1.41		(0.26)	2.03

Distributions from:[3]
Net investment income	(0.04)		(0.10)		(0.11)		(0.10)		(0.09)	(0.06)
Net realized gain	(0.08)		(0.88)		(0.42)		—		(0.00)[4]	(0.48)
Return of capital	—		—		—		(0.00)[4]		—	—

Total distributions	(0.12)		(0.98)		(0.53)		(0.10)		(0.09)	(0.54)

Net asset value, end of period	$13.35		$13.32		$13.69		$12.45		$11.14	$11.49

Total Return[5]
Based on net asset value	1.12%	[6]	4.43%		14.22%		12.70%		(2.28)%	20.30%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.73%	[8,9,10]	1.74%	[9,10]	1.81%	[9,10]	1.89%	[9,10]	2.24% [9,10]	25.11%	[8]

Total expenses after fees waived and/or reimbursed	1.69%	[8,9,10]	1.71%	[9,10]	1.75%	[9,10]	1.75%	[9,10]	1.72% [9,10]	1.70%	[8]

Net investment income	0.65%	[8,9,10]	0.58%	[9,10]	0.81%	[9,10]	0.92%	[9,10]	0.80% [9,10]	0.89%	[8]

Supplemental Data
Net assets, end of period (000)	$2,053		$1,816		$1,028		$533		$190	$30

Portfolio turnover rate of the LifePath Master Portfolio	18%	[11]	54%	[11]	39%	[11]	4%	[12]	21% [12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%, 0.43%, 0.43%, 0.56% and 1.09% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[10]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.16%	0.15%	0.11%	0.11%	0.14%

[11]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	27

Financial Highlights (continued)	BlackRock LifePath 2035 Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.60		$13.94		$12.55		$11.20		$11.52	$10.00

Net investment income[2]	0.14		0.23		0.22		0.27		0.25	0.13
Net realized and unrealized gain (loss)	0.12		0.57		1.82		1.32		(0.35)	1.99

Net increase (decrease) from investment operations	0.26		0.80		2.04		1.59		(0.10)	2.12

Distributions from:[3]
Net investment income	(0.13)		(0.26)		(0.23)		(0.24)		(0.22)	(0.12)
Net realized gain	(0.08)		(0.88)		(0.42)		—		(0.00)[4]	(0.48)
Return of capital	—		—		—		(0.00)[4]		—	—

Total distributions	(0.21)		(1.14)		(0.65)		(0.24)		(0.22)	(0.60)

Net asset value, end of period	$13.65		$13.60		$13.94		$12.55		$11.20	$11.52

Total Return[5]
Based on net asset value	1.89%	[6]	5.73%		16.32%		14.30%		(0.94)%	21.16%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.38%	[8,9,10]	0.38%	[9,10]	0.45%	[9,10]	0.55%	[9,10]	0.87% [9,10]	23.70%	[8]

Total expenses after fees waived and/or reimbursed	0.34%	[8,9,10]	0.35%	[9,10]	0.38%	[9,10]	0.40%	[9,10]	0.36% [9,10]	0.36%	[8]

Net investment income	2.07%	[8,9,10]	1.91%	[9,10]	1.65%	[9,10]	2.26%	[9,10]	2.17% [9,10]	2.23%	[8]

Supplemental Data
Net assets, end of period (000)	$167		$138		$95		$1,999		$1,050	$23

Portfolio turnover rate of the LifePath Master Portfolio	18%	[11]	54%	[11]	39%	[11]	4%	[12]	21% [12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%, 0.43%, 0.43%, 0.57% and 1.20% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[10]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.16%	0.15%	0.11%	0.11%	0.14%

[11]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock LifePath 2035 Fund

	Class R
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.44		$13.78		$12.52		$11.19		$11.52	$10.00

Net investment income[2]	0.08		0.14		0.17		0.21		0.15	0.08
Net realized and unrealized gain (loss)	0.11		0.54		1.67		1.28		(0.36)	1.99

Net increase (decrease) from investment operations	0.19		0.68		1.84		1.49		(0.21)	2.07

Distributions from:[3]
Net investment income	(0.07)		(0.14)		(0.16)		(0.16)		(0.12)	(0.07)
Net realized gain	(0.08)		(0.88)		(0.42)		—		(0.00)[4]	(0.48)
Return of capital	—		—		—		(0.00)[4]		—	—

Total distributions	(0.15)		(1.02)		(0.58)		(0.16)		(0.12)	(0.55)

Net asset value, end of period	$13.48		$13.44		$13.78		$12.52		$11.19	$11.52

Total Return[5]
Based on net asset value	1.45%	[6]	4.96%		14.74%		13.37%		(1.85)%	20.67%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.23%	[8,9,10]	1.24%	[9,10]	1.30%	[9,10]	1.38%	[9,10]	1.72% [9,10]	24.60%	[8]

Total expenses after fees waived and/or reimbursed	1.19%	[8,9,10]	1.21%	[9,10]	1.25%	[9,10]	1.25%	[9,10]	1.21% [9,10]	1.22%	[8]

Net investment income	1.17%	[8,9,10]	1.03%	[9,10]	1.25%	[9,10]	1.71%	[9,10]	1.31% [9,10]	1.39%	[8]

Supplemental Data
Net assets, end of period (000)	$725		$579		$474		$359		$22	$23

Portfolio turnover rate of the LifePath Master Portfolio	18%	[11]	54%	[11]	39%	[11]	4%	[12]	21% [12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%, 0.43%, 0.43%, 0.55% and 1.19% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[10]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.16%	0.15%	0.11%	0.11%	0.14%

[11]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	29

Financial Highlights	BlackRock LifePath 2045 Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,								Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.05		$14.39		$12.74		$11.24		$11.70		$10.00

Net investment income[2]	0.12		0.23		0.27		0.25		0.23		0.10
Net realized and unrealized gain (loss)	0.14		0.58		2.07		1.47		(0.51)		2.30

Net increase (decrease) from investment operations	0.26		0.81		2.34		1.72		(0.28)		2.40

Distributions from:[3]
Net investment income	(0.10)		(0.23)		(0.25)		(0.22)		(0.18)		(0.10)
Net realized gain	(0.10)		(0.92)		(0.44)		—		—		(0.60)
Return of capital	—		—		—		(0.00)[4]		—		—

Total distributions	(0.20)		(1.15)		(0.69)		(0.22)		(0.18)		(0.70)

Net asset value, end of period	$14.11		$14.05		$14.39		$12.74		$11.24		$11.70

Total Return[5]
Based on net asset value	1.89%	[6]	5.66%		18.49%		15.34%		(2.46)%		24.01%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.72%	[8,9,10]	0.75%	[9,10]	0.85%	[9,10]	1.06%	[9,10]	2.00%	[9,10]	23.73%	[8]

Total expenses after fees waived and/or reimbursed	0.67%	[8,9,10]	0.69%	[9,10]	0.74%	[9,10]	0.75%	[9,10]	0.70%	[9,10]	0.68%	[8]

Net investment income	1.64%	[8,9,10]	1.57%	[9,10]	1.94%	[9,10]	2.04%	[9,10]	2.02%	[9,10]	1.81%	[8]

Supplemental Data
Net assets, end of period (000)	$15,927		$15,678		$12,832		$7,066		$1,646		$23

Portfolio turnover rate of the LifePath Master Portfolio	21%	[11]	54%	[11]	38%	[11]	4%	[12]	35%	[12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%, 0.49%, 0.51%, 0.83% and 2.51% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[10]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.19%	0.16%	0.11%	0.11%	0.16%

[11]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock LifePath 2045 Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.04		$14.39		$12.75		$11.25		$11.70	$10.00

Net investment income[2]	0.10		0.20		0.25		0.21		0.19	0.09
Net realized and unrealized gain (loss)	0.15		0.57		2.05		1.47		(0.49)	2.29

Net increase (decrease) from investment operations	0.25		0.77		2.30		1.68		(0.30)	2.38

Distributions from:[3]
Net investment income	(0.09)		(0.20)		(0.22)		(0.18)		(0.15)	(0.08)
Net realized gain	(0.10)		(0.92)		(0.44)		—		(0.00)[4]	(0.60)
Return of capital	—		—		—		(0.00)[4]		—	—

Total distributions	(0.19)		(1.12)		(0.66)		(0.18)		(0.15)	(0.68)

Net asset value, end of period	$14.10		$14.04		$14.39		$12.75		$11.25	$11.70

Total Return[5]
Based on net asset value	1.78%	[6]	5.37%		18.17%		15.03%		(2.61)%	23.86%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.97%	[8,9,10]	1.00%	[9,10]	1.10%	[9,10]	1.31%	[9,10]	2.20% [9,10]	24.00%	[8]

Total expenses after fees waived and/or reimbursed	0.92%	[8,9,10]	0.94%	[9,10]	0.99%	[9,10]	0.99%	[9,10]	0.95% [9,10]	0.93%	[8]

Net investment income	1.40%	[8,9,10]	1.35%	[9,10]	1.77%	[9,10]	1.75%	[9,10]	1.65% [9,10]	1.56%	[8]

Supplemental Data
Net assets, end of period (000)	$17,846		$16,814		$11,044		$3,512		$1,228	$23

Portfolio turnover rate of the LifePath Master Portfolio	21%	[11]	54%	[11]	38%	[11]	4%	[12]	35% [12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%, 0.49%, 0.51%, 0.83% and 2.23% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[10]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.19%	0.16%	0.11%	0.11%	0.16%

[11]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	31

Financial Highlights (continued)	BlackRock LifePath 2045 Fund

	Investor C
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.90		$14.26		$12.65		$11.18		$11.67	$10.00

Net investment income[2]	0.05		0.09		0.13		0.13		0.11	0.05
Net realized and unrealized gain (loss)	0.13		0.57		2.05		1.45		(0.50)	2.28

Net increase (decrease) from investment operations	0.18		0.66		2.18		1.58		(0.39)	2.33

Distributions from:[3]
Net investment income	(0.04)		(0.10)		(0.13)		(0.11)		(0.10)	(0.06)
Net realized gain	(0.10)		(0.92)		(0.44)		—		(0.00)[4]	(0.60)
Return of capital	—		—		—		(0.00)[4]		—	—

Total distributions	(0.14)		(1.02)		(0.57)		(0.11)		(0.10)	(0.66)

Net asset value, end of period	$13.94		$13.90		$14.26		$12.65		$11.18	$11.67

Total Return[5]
Based on net asset value	1.32%	[6]	4.63%		17.31%		14.15%		(3.37)%	23.33%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.72%	[8,9,10]	1.75%	[9,10]	1.85%	[9,10]	2.04%	[9,10]	2.99% [9,10]	24.78%	[8]

Total expenses after fees waived and/or reimbursed	1.67%	[8,9,10]	1.69%	[9,10]	1.74%	[9,10]	1.75%	[9,10]	1.70% [9,10]	1.69%	[8]

Net investment income	0.67%	[8,9,10]	0.61%	[9,10]	0.97%	[9,10]	1.07%	[9,10]	0.94% [9,10]	0.81%	[8]

Supplemental Data
Net assets, end of period (000)	$1,648		$1,549		$935		$463		$95	$23

Portfolio turnover rate of the LifePath Master Portfolio	21%	[11]	54%	[11]	38%	[11]	4%	[12]	35% [12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%, 0.49%, 0.51%, 0.81% and 2.41% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[10]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.19%	0.16%	0.11%	0.11%	0.16%

[11]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock LifePath 2045 Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.18		$14.50		$12.77		$11.26		$11.70	$10.00

Net investment income[2]	0.15		0.29		0.21		0.30		0.24	0.12
Net realized and unrealized gain (loss)	0.14		0.55		2.21		1.46		(0.48)	2.30

Net increase (decrease) from investment operations	0.29		0.84		2.42		1.76		(0.24)	2.42

Distributions from:[3]
Net investment income	(0.13)		(0.24)		(0.25)		(0.25)		(0.20)	(0.12)
Net realized gain	(0.10)		(0.92)		(0.44)		—		(0.00)[4]	(0.60)
Return of capital	—		—		—		(0.00)[4]		—	—

Total distributions	(0.23)		(1.16)		(0.69)		(0.25)		(0.20)	(0.72)

Net asset value, end of period	$14.24		$14.18		$14.50		$12.77		$11.26	$11.70

Total Return[5]
Based on net asset value	2.06%	[6]	5.80%		19.11%		15.72%		(2.08)%	24.22%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.37%	[8,9,10]	0.38%	[9,10]	0.49%	[9,10]	0.70%	[9,10]	1.72% [9,10]	23.37%	[8]

Total expenses after fees waived and/or reimbursed	0.32%	[8,9,10]	0.33%	[9,10]	0.38%	[9,10]	0.39%	[9,10]	0.35% [9,10]	0.33%	[8]

Net investment income	2.04%	[8,9,10]	1.92%	[9,10]	1.60%	[9,10]	2.41%	[9,10]	2.04% [9,10]	2.17%	[8]

Supplemental Data
Net assets, end of period (000)	$34		$28		$29		$697		$259	$23

Portfolio turnover rate of the LifePath Master Portfolio	21%	[11]	54%	[11]	38%	[11]	4%	[12]	35% [12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%, 0.48%, 0.55%, 0.83% and 2.71% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[10]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.19%	0.16%	0.11%	0.11%	0.16%

[11]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	33

Financial Highlights (concluded)	BlackRock LifePath 2045 Fund

	Class R
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.04		$14.38		$12.73		$11.24		$11.69	$10.00

Net investment income[2]	0.09		0.15		0.19		0.23		0.14	0.07
Net realized and unrealized gain (loss)	0.15		0.58		2.08		1.42		(0.48)	2.30

Net increase (decrease) from investment operations	0.24		0.73		2.27		1.65		(0.34)	2.37

Distributions from:[3]
Net investment income	(0.08)		(0.15)		(0.18)		(0.16)		(0.11)	(0.08)
Net realized gain	(0.10)		(0.92)		(0.44)		—		(0.00)[4]	(0.60)
Return of capital	—		—		—		(0.00)[4]		—	—

Total distributions	(0.18)		(1.07)		(0.62)		(0.16)		(0.11)	(0.68)

Net asset value, end of period	$14.10		$14.04		$14.38		$12.73		$11.24	$11.69

Total Return[5]
Based on net asset value	1.69%	[6]	5.08%		17.91%		14.77%		(2.93)%	23.68%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.22%	[8,9,10]	1.25%	[9,10]	1.35%	[9,10]	1.55%	[9,10]	2.57% [9,10]	24.26%	[8]

Total expenses after fees waived and/or reimbursed	1.17%	[8,9,10]	1.19%	[9,10]	1.24%	[9,10]	1.25%	[9,10]	1.19% [9,10]	1.19%	[8]

Net investment income	1.20%	[8,9,10]	1.04%	[9,10]	1.36%	[9,10]	1.84%	[9,10]	1.17% [9,10]	1.31%	[8]

Supplemental Data
Net assets, end of period (000)	$640		$520		$560		$423		$22	$23

Portfolio turnover rate of the LifePath Master Portfolio	21%	[11]	54%	[11]	38%	[11]	4%	[12]	35% [12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[10]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.19%	0.16%	0.11%	0.11%	0.16%

[11]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	BlackRock LifePath 2055 Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.33		$14.64		$12.74		$11.13		$11.85	$10.00

Net investment income[2]	0.12		0.23		0.30		0.27		0.23	0.10
Net realized and unrealized gain (loss)	0.15		0.63		2.36		1.56		(0.70)	2.45

Net increase (decrease) from investment operations	0.27		0.86		2.66		1.83		(0.47)	2.55

Distributions from:[3]
Net investment income	(0.10)		(0.23)		(0.26)		(0.21)		(0.16)	(0.09)
Net realized gain	(0.08)		(0.94)		(0.50)		(0.01)		(0.09)	(0.61)

Total distributions	(0.18)		(1.17)		(0.76)		(0.22)		(0.25)	(0.70)

Net asset value, end of period	$14.42		$14.33		$14.64		$12.74		$11.13	$11.85

Total Return[4]
Based on net asset value	1.91%	[5]	5.90%		20.99%		16.46%		(4.02)%	25.58%	[5]

Ratios to Average Net Assets[6]
Total expenses	0.81%	[7,8,9]	0.82%	[8,9]	1.05%	[8,9]	2.00%	[8,9]	9.82% [8,9]	23.56%	[7]

Total expenses after fees waived and/or reimbursed	0.67%	[7,8,9]	0.67%	[8,9]	0.74%	[8,9]	0.75%	[8,9]	0.69% [8,9]	0.66%	[7]

Net investment income	1.66%	[7,8,9]	1.54%	[8,9]	2.11%	[8,9]	2.17%	[8,9]	1.94% [8,9]	1.78%	[7]

Supplemental Data
Net assets, end of period (000)	$7,019		$6,773		$4,546		$1,981		$164	$24

Portfolio turnover rate of the LifePath Master Portfolio	22%	[10]	48%	[10]	67%	[10]	7%	[11]	51% [11]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.63%, 0.66%, 0.83%, 2.22% and 15.11% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.19%	0.18%	0.12%	0.11%	0.17%

[10]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	35

Financial Highlights (continued)	BlackRock LifePath 2055 Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.30		$14.62		$12.73		$11.13		$11.85	$10.00

Net investment income[2]	0.11		0.20		0.28		0.23		0.16	0.09
Net realized and unrealized gain (loss)	0.15		0.62		2.34		1.56		(0.67)	2.46

Net increase (decrease) from investment operations	0.26		0.82		2.62		1.79		(0.51)	2.55

Distributions from:[3]
Net investment income	(0.09)		(0.20)		(0.23)		(0.18)		(0.12)	(0.09)
Net realized gain	(0.08)		(0.94)		(0.50)		(0.01)		(0.09)	(0.61)

Total distributions	(0.17)		(1.14)		(0.73)		(0.19)		(0.21)	(0.70)

Net asset value, end of period	$14.39		$14.30		$14.62		$12.73		$11.13	$11.85

Total Return[4]
Based on net asset value	1.82%	[5]	5.60%		20.71%		16.09%		(4.35)%	25.50%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.06%	[7,8,9]	1.08%	[8,9]	1.30%	[8,9]	2.29%	[8,9]	8.94% [8,9]	23.83%	[7]

Total expenses after fees waived and/or reimbursed	0.92%	[7,8,9]	0.92%	[8,9]	0.99%	[8,9]	1.00%	[8,9]	0.94% [8,9]	0.91%	[7]

Net investment income	1.44%	[7,8,9]	1.32%	[8,9]	1.98%	[8,9]	1.88%	[8,9]	1.43% [8,9]	1.53%	[7]

Supplemental Data
Net assets, end of period (000)	$7,014		$5,543		$3,951		$1,043		$163	$24

Portfolio turnover rate of the LifePath Master Portfolio	22%	[10]	48%	[10]	67%	[10]	7%	[11]	51% [11]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.63%, 0.66%, 0.82%, 2.28% and 12.56% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.19%	0.18%	0.12%	0.11%	0.17%

[10]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock LifePath 2055 Fund

	Investor C
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.18		$14.51		$12.64		$11.06		$11.82	$10.00

Net investment income[2]	0.05		0.08		0.15		0.13		0.10	0.04
Net realized and unrealized gain (loss)	0.14		0.62		2.35		1.56		(0.69)	2.45

Net increase (decrease) from investment operations	0.19		0.70		2.50		1.69		(0.59)	2.49

Distributions from:[3]
Net investment income	(0.04)		(0.09)		(0.13)		(0.10)		(0.08)	(0.06)
Net realized gain	(0.08)		(0.94)		(0.50)		(0.01)		(0.09)	(0.61)

Total distributions	(0.12)		(1.03)		(0.63)		(0.11)		(0.17)	(0.67)

Net asset value, end of period	$14.25		$14.18		$14.51		$12.64		$11.06	$11.82

Total Return[4]
Based on net asset value	1.34%	[5]	4.85%		19.81%		15.27%		(5.01)%	24.98%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.81%	[7,8,9]	1.83%	[8,9]	2.06%	[8,9]	3.12%	[8,9]	11.00% [8,9]	24.62%	[7]

Total expenses after fees waived and/or reimbursed	1.67%	[7,8,9]	1.67%	[8,9]	1.75%	[8,9]	1.75%	[8,9]	1.69% [8,9]	1.67%	[7]

Net investment income	0.69%	[7,8,9]	0.56%	[8,9]	1.07%	[8,9]	1.05%	[8,9]	0.88% [8,9]	0.78%	[7]

Supplemental Data
Net assets, end of period (000)	$580		$528		$313		$231		$109	$24

Portfolio turnover rate of the LifePath Master Portfolio	22%	[10]	48%	[10]	67%	[10]	7%	[11]	51% [11]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.63%, 0.66%, 0.83%, 2.42% and 14.29% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.19%	0.18%	0.12%	0.11%	0.17%

[10]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	37

Financial Highlights (continued)	BlackRock LifePath 2055 Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.49		$14.77		$12.77		$11.15		$11.86	$10.00

Net investment income[2]	0.15		0.30		0.22		0.35		0.23	0.12
Net realized and unrealized gain (loss)	0.15		0.62		2.54		1.52		(0.66)	2.46

Net increase (decrease) from investment operations	0.30		0.92		2.76		1.87		(0.43)	2.58

Distributions from:[3]
Net investment income	(0.13)		(0.26)		(0.26)		(0.24)		(0.19)	(0.11)
Net realized gain	(0.08)		(0.94)		(0.50)		(0.01)		(0.09)	(0.61)

Total distributions	(0.21)		(1.20)		(0.76)		(0.25)		(0.28)	(0.72)

Net asset value, end of period	$14.58		$14.49		$14.77		$12.77		$11.15	$11.86

Total Return[4]
Based on net asset value	2.07%	[5]	6.26%		21.74%		16.83%		(3.71)%	25.84%	[5]

Ratios to Average Net Assets[6]
Total expenses	0.46%	[7,8,9]	0.46%	[8,9]	0.75%	[8,9]	1.27%	[8,9]	9.68% [8,9]	23.20%	[7]

Total expenses after fees waived and/or reimbursed	0.32%	[7,8,9]	0.32%	[8,9]	0.38%	[8,9]	0.40%	[8,9]	0.33% [8,9]	0.31%	[7]

Net investment income	2.05%	[7,8,9]	1.93%	[8,9]	1.61%	[8,9]	2.80%	[8,9]	1.99% [8,9]	2.14%	[7]

Supplemental Data
Net assets, end of period (000)	$32		$29		$30		$448		$22	$24

Portfolio turnover rate of the LifePath Master Portfolio	22%	[10]	48%	[10]	67%	[10]	7%	[11]	51% [11]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.63%, 0.65%, 0.95%, 1.71% and 16.23% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.19%	0.18%	0.12%	0.11%	0.17%

[10]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock LifePath 2055 Fund

	Class R
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.32		$14.62		$12.72		$11.12		$11.84	$10.00

Net investment income[2]	0.09		0.15		0.22		0.19		0.13	0.07
Net realized and unrealized gain (loss)	0.14		0.63		2.37		1.56		(0.66)	2.46

Net increase (decrease) from investment operations	0.23		0.78		2.59		1.75		(0.53)	2.53

Distributions from:[3]
Net investment income	(0.08)		(0.14)		(0.19)		(0.14)		(0.10)	(0.08)
Net realized gain	(0.08)		(0.94)		(0.50)		(0.01)		(0.09)	(0.61)

Total distributions	(0.16)		(1.08)		(0.69)		(0.15)		(0.19)	(0.69)

Net asset value, end of period	$14.39		$14.32		$14.62		$12.72		$11.12	$11.84

Total Return[4]
Based on net asset value	1.60%	[5]	5.37%		20.44%		15.75%		(4.54)%	25.33%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.31%	[7,8,9]	1.32%	[8,9]	1.56%	[8,9]	2.75%	[8,9]	10.53% [8,9]	24.09%	[7]

Total expenses after fees waived and/or reimbursed	1.17%	[7,8,9]	1.17%	[8,9]	1.25%	[8,9]	1.25%	[8,9]	1.18% [8,9]	1.16%	[7]

Net investment income	1.23%	[7,8,9]	0.98%	[8,9]	1.58%	[8,9]	1.53%	[8,9]	1.14% [8,9]	1.29%	[7]

Supplemental Data
Net assets, end of period (000)	$185		$118		$106		$59		$22	$24

Portfolio turnover rate of the LifePath Master Portfolio	22%	[10]	48%	[10]	67%	[10]	7%	[11]	51% [11]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.63%, 0.65%, 0.84%, 2.60% and 16.23% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.19%	0.18%	0.12%	0.11%	0.17%

[10]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	39

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to four series of the Trust, BlackRock LifePath® 2025 Fund, BlackRock LifePath® 2035 Fund, BlackRock LifePath® 2045 Fund and BlackRock LifePath® 2055 Fund (each, a “LifePath Fund” and collectively, the “LifePath Funds”). Each LifePath Fund seeks to achieve its investment objective by investing all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath® 2025 Master Portfolio, LifePath® 2035 Master Portfolio, LifePath® 2045 Master Portfolio and LifePath® 2055 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”). Each LifePath Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Fund. The performance of a LifePath Fund is directly affected by the performance of the corresponding LifePath Master Portfolio.

The value of each LifePath Fund’s investment in its corresponding LifePath Master Portfolio reflects that LifePath Fund’s proportionate interest in the net assets of that LifePath Master Portfolio (100.0%, 100.0%, 99.9%, and 99.9%, for LifePath 2025 Fund, LifePath 2035 Fund, LifePath 2045 Fund and LifePath 2055 Fund, respectively, as of June 30, 2015). As such, the financial statements of each corresponding LifePath Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each LifePath Fund’s financial statements.

Each LifePath Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses and may have a conversion privilege as outlined below. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. For a distribution and service fee breakdown see Note 3.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K and Class R	No	No	None
Investor A	Yes	No1	None
Investor C	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

2. Significant Accounting Policies:

The LifePath Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the LifePath Funds:

Valuation: The LifePath Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the LifePath Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Funds’ policy is to fair value its financial instruments at market value. The LifePath Funds record their investment in the LifePath Master Portfolio at fair value based on the LifePath Funds’ proportionate interest in the net assets of the LifePath Master Portfolio. Valuation of securities held by the LifePath Master Portfolio is discussed in Note 2 of the LifePath Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Master Portfolio are accounted on a trade date basis. Each LifePath Fund records daily its proportionate share of the LifePath Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the LifePath Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the LifePath Funds or their classes are charged to that LifePath Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Funds and other shared expenses prorated to the LifePath Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

40	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (continued)

The Trust, on behalf of the LifePath Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Funds. BAL is entitled to receive for these administration services an annual fee of 0.50% based on the average daily net assets of each LifePath Fund’s Institutional, Investor A, Investor C and Class R Shares and 0.15% based on the average net assets of the Class K Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Funds. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the LifePath Funds in an amount equal to the independent expenses through April 30, 2025. These amounts are shown as fees waived by administrator in the Statements of Operations.

The Trust, on behalf of the LifePath Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the share classes as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the LifePath Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the six months ended June 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the LifePath Fund’s Investor A Shares as follows:

	LifePath 2025 Fund	LifePath 2035 Fund	LifePath 2045 Fund	LifePath 2055 Fund
Investor A	$184	$68	$229	$176

For the six months ended June 30, 2015, affiliates received CDSCs as follows:

	LifePath 2025 Fund	LifePath 2035 Fund	LifePath 2045 Fund
Investor C	$18	$607	$45

Certain officers and/or trustees of the LifePath Funds are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

It is the LifePath Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each LifePath Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the LifePath Funds’ U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on each LifePath Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Funds as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the LifePath Funds’ financial statements.

BLACKROCK FUNDS III	JUNE 30, 2015	41

Notes to Financial Statements (continued)

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
LifePath 2025 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,426,243	$18,640,628	901,653	$12,046,203
Shares issued to shareholders in reinvestment of dividends	28,119	360,998	141,562	1,840,363
Shares redeemed	(833,063)	(10,959,404)	(1,171,103)	(15,610,001)

Net increase (decrease)	621,299	$8,042,222	(127,888)	$(1,723,435)

Investor A
Shares sold	261,854	$3,403,251	1,249,072	$16,755,157
Shares issued to shareholders in reinvestment of dividends	33,167	425,806	195,900	2,536,696
Shares redeemed	(265,029)	(3,462,942)	(898,439)	(12,003,995)

Net increase	29,992	$366,115	546,533	$7,287,858

Investor C
Shares sold	105,232	$1,359,786	155,070	$2,059,006
Shares issued to shareholders in reinvestment of dividends	2,593	33,069	14,181	182,113
Shares redeemed	(28,963)	(371,319)	(98,326)	(1,304,067)

Net increase	78,862	$1,021,536	70,925	$937,052

Class K
Shares sold	24,407	$317,395	98,832	$1,339,988
Shares issued to shareholders in reinvestment of dividends	687	8,820	2,723	35,904
Shares redeemed	(21)	(275)	(84,601)	(1,143,088)

Net increase	25,073	$325,940	16,954	$232,804

Class R
Shares sold	69,045	$904,295	79,505	$1,064,199
Shares issued to shareholders in reinvestment of dividends	1,633	20,980	8,934	115,827
Shares redeemed	(56,288)	(734,041)	(70,180)	(949,152)

Net increase	14,390	$191,234	18,259	$230,874

Total Net Increase	769,616	$9,947,047	524,783	$6.965,153

LifePath 2035 Fund
Institutional
Shares sold	642,418	$8,815,810	698,213	$9,795,954
Shares issued to shareholders in reinvestment of dividends	23,067	311,665	130,961	1,786,762
Shares redeemed	(495,247)	(6,863,996)	(806,981)	(11,297,194)

Net increase	170,238	$2,263,479	22,193	$285,522

Investor A
Shares sold	341,194	$4,682,050	1,234,302	$17,374,827
Shares issued to shareholders in reinvestment of dividends	30,783	415,435	171,287	2,328,481
Shares redeemed	(194,585)	(2,674,778)	(646,590)	(9,069,583)

Net increase	177,392	$2,422,707	758,999	$10,633,725

Investor C
Shares sold	57,459	$783,545	102,383	$1,438,909
Shares issued to shareholders in reinvestment of dividends	1,345	17,977	8,787	118,207
Shares redeemed	(41,413)	(563,757)	(49,907)	(702,265)

Net increase	17,391	$237,765	61,263	$854,851

42	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (continued)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
LifePath 2035 Fund (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	3,053	$43,000	38,968	$566,459
Shares issued to shareholders in reinvestment of dividends	142	1,938	1,074	15,129
Shares redeemed	(1,095)	(15,125)	(36,710)	(531,744)

Net increase	2,100	$29,813	3,332	$49,844

Class R
Shares sold	17,656	$242,700	40,609	$573,114
Shares issued to shareholders in reinvestment of dividends	596	8,061	3,008	41,022
Shares redeemed	(7,571)	(104,194)	(34,879)	(494,583)

Net increase	10,681	$146,567	8,738	$119,553

Total Net Increase	377,802	$5,100,331	854,525	$11,943,495

LifePath 2045 Fund
Institutional
Shares sold	339,012	$4,887,879	568,413	$8,346,244
Shares issued to shareholders in reinvestment of dividends	15,732	222,562	86,364	1,232,981
Shares redeemed	(341,669)	(4,973,410)	(430,563)	(6,275,685)

Net increase	13,075	$137,031	224,214	$3,303,540

Investor A
Shares sold	203,785	$2,925,931	607,385	$8,947,428
Shares issued to shareholders in reinvestment of dividends	16,771	237,138	87,027	1,239,384
Shares redeemed	(152,137)	(2,218,218)	(264,546)	(3,908,096)

Net increase	68,419	$944,851	429,866	$6,278,716

Investor C
Shares sold	34,965	$498,878	60,642	$879,755
Shares issued to shareholders in reinvestment of dividends	1,195	16,669	7,168	100,693
Shares redeemed	(29,482)	(415,741)	(21,880)	(319,032)

Net increase	6,678	$99,806	45,930	$661,416

Class K
Shares sold	346	$5,000	23,669	$360,858
Shares issued to shareholders in reinvestment of dividends	6	80	365	5,506
Shares redeemed	—	—	(24,034)	(362,768)

Net increase	352	$5,080	—	$3,596

Class R
Shares sold	11,725	$169,298	22,356	$328,462
Shares issued to shareholders in reinvestment of dividends	558	7,891	2,594	37,089
Shares redeemed	(3,895)	(56,373)	(26,829)	(396,904)

Net increase (decrease)	8,388	$120,816	(1,879)	$(31,353)

Total Net Increase	96,912	$1,307,584	698,131	$10,215,915

LifePath 2055 Fund
Institutional
Shares sold	186,540	$2,739,026	348,366	$5,205,213
Shares issued to shareholders in reinvestment of dividends	5,985	86,522	35,626	518,300
Shares redeemed	(178,269)	(2,644,710)	(221,931)	(3,307,959)

Net increase	14,257	$180,838	162,061	$2,415,554

BLACKROCK FUNDS III	JUNE 30, 2015	43

Notes to Financial Statements (concluded)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
LifePath 2055 Fund (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	121,869	$1,786,711	247,660	$3,708,400
Shares issued to shareholders in reinvestment of dividends	5,636	81,295	28,241	409,734
Shares redeemed	(27,439)	(404,760)	(158,705)	(2,392,815)

Net increase	100,066	$1,463,246	117,196	$1,725,319

Investor C
Shares sold	12,712	$185,137	28,126	$413,363
Shares issued to shareholders in reinvestment of dividends	335	4,773	2,346	33,663
Shares redeemed	(9,613)	(138,176)	(14,822)	(219,461)

Net increase	3,434	$51,734	15,650	$227,565

Class K
Shares sold	339	$5,000	11,181	$174,276
Shares issued to shareholders in reinvestment of dividends	3	46	176	2,712
Shares redeemed	(157)	(2,363)	(11,357)	(175,350)

Net increase	185	$2,683	—	$1,638

Class R
Shares sold	5,689	$83,755	8,973	$134,484
Shares issued to shareholders in reinvestment of dividends	117	1,682	507	7,425
Shares redeemed	(1,240)	(18,423)	(8,476)	(128,490)

Net increase	4,566	$67,014	1,004	$13,419

Total Net Increase	122,508	$1,765,515	295,911	$4,383,495

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	BLACKROCK FUNDS III	JUNE 30, 2015

Master Portfolio Information as of June 30, 2015	Master Investment Portfolio

LifePath® 2025 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	63%
Fixed Income Funds	37

Ten Largest Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	32%
Active Stock Master Portfolio	20
International Tilts Master Portfolio	14
Large Cap Index Master Portfolio	12
iShares TIPS Bond ETF	5
BlackRock Emerging Markets Fund, Inc.	3
BlackRock Commodity Strategies Fund	3
Master Small Cap Index Series	3
iShares Cohen & Steers REIT ETF	3
iShares International Developed Real Estate ETF	2

LifePath® 2035 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	84%
Fixed Income Funds	16

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	25%
Large Cap Index Master Portfolio	18
International Tilts Master Portfolio	18
CoreAlpha Bond Master Portfolio	15
iShares Cohen & Steers REIT ETF	5
iShares International Developed Real Estate ETF	5
BlackRock Emerging Markets Fund, Inc.	5
BlackRock Commodity Strategies Fund	3
iShares MSCI EAFE Small-Cap ETF	2
Master Small Cap Index Series	2

The LifePath Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	JUNE 30, 2015	45

Master Portfolio Information as of June 30, 2015 (concluded)	Master Investment Portfolio

LifePath® 2045 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	97%
Fixed Income Funds	3

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	28%
International Tilts Master Portfolio	21
Large Cap Index Master Portfolio	20
iShares Cohen & Steers REIT ETF	7
iShares International Developed Real Estate ETF	6
BlackRock Emerging Markets Fund, Inc.	5
BlackRock Commodity Strategies Fund	3
iShares MSCI EAFE Small-Cap ETF	3
CoreAlpha Bond Master Portfolio	3
Master Small Cap Index Series	2

LifePath® 2055 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	98%
Fixed Income Funds	2

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	32%
International Tilts Master Portfolio	21
Large Cap Index Master Portfolio	16
iShares Cohen & Steers REIT ETF	7
iShares International Developed Real Estate ETF	6
BlackRock Emerging Markets Fund, Inc.	5
BlackRock Commodity Strategies Fund	4
iShares MSCI EAFE Small-Cap ETF	3
Master Small Cap Index Series	2
iShares MSCI Canada ETF	2

The LifePath Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Master Portfolios are regularly monitored and their composition may vary throughout various periods.

46	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	LifePath 2025 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 63.1%
Active Stock Master Portfolio	$14,604,067	$14,604,067
BlackRock Commodity Strategies Fund	306,228	2,373,265
BlackRock Emerging Markets Fund, Inc.	125,773	2,448,795
International Tilts Master Portfolio	$9,904,093	9,904,093
iShares Cohen & Steers REIT ETF	21,315	1,910,037
iShares International Developed Real Estate ETF	58,658	1,744,489
iShares MSCI Canada ETF (b)	30,302	808,154
iShares MSCI EAFE Small-Cap ETF	25,107	1,280,959
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$9,157,043	9,157,043
Master Small Cap Index Series	$2,311,601	2,311,601

		46,542,503
Fixed Income Funds — 36.6%
CoreAlpha Bond Master Portfolio	$23,621,340	$23,621,340
iShares TIPS Bond ETF	29,808	3,339,986

		26,961,326
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (c)	122,038	122,038
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (c)(d)	10,120	10,120

		132,158
Total Affiliated Investment Companies (Cost — $72,174,999) — 99.9%		73,635,987
Other Assets Less Liabilities — 0.1%		81,532

Net Assets — 100.0%		$73,717,519

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Net Income		Realized Gain (Loss)
Active Stock Master Portfolio	$15,992,282	—		$(1,388,215)[1]	$14,604,067	$14,604,067	$130,370		$1,370,502
BlackRock Cash Funds: Institutional, SL Agency Shares	39,034	83,004	[2]	—	122,038	$122,038	$158		—
BlackRock Cash Funds: Prime, SL Agency Shares	—	10,120	[2]	—	10,120	$10,120	$1,441	[3]	—
BlackRock Commodity Strategies Fund	297,619	63,027		(54,418)	306,228	$2,373,265	—		$(138,380)
BlackRock Emerging Markets Fund, Inc.	125,241	23,473		(22,941)	125,773	$2,448,795	—		$(5,738)
CoreAlpha Bond Master Portfolio	$19,692,253	$3,929,087	[2]	—	$23,621,340	$23,621,340	$266,269		$64,505
International Tilts Master Portfolio	$7,554,212	$2,349,881	[2]	—	$9,904,093	$9,904,093	$150,658		$(7,275)
iShares Cohen & Steers REIT ETF	19,497	5,445		(3,627)	21,315	$1,910,037	$28,354		$74,885
iShares International Developed Real Estate ETF	53,688	15,509		(10,539)	58,658	$1,744,489	$37,413		$83
iShares MSCI Canada ETF	27,681	5,611		(2,990)	30,302	$808,154	$6,141		$(4,366)
iShares MSCI EAFE Small-Cap ETF	24,879	4,077		(3,849)	25,107	$1,280,959	$15,111		$8,856
iShares TIPS Bond ETF	25,680	8,266		(4,138)	29,808	$3,339,986	—		$(26,728)
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$5,483,712	$3,673,331	[2]	—	$9,157,043	$9,157,043	$69,053		$45,879
Master Small Cap Index Series	$1,907,031	$404,570	[2]	—	$2,311,601	$2,311,601	$13,374		$73,064
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)[4]	—	—		—	—	—	$3,029		—
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

[3]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

[4] No longer held by LifePath Master Portfolio as of report date.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	47

Schedule of Investments (concluded)	LifePath 2025 Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$14,037,843	$59,598,144	—	$73,635,987

LifePath Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, collateral on securities loaned at value of $10,120 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	LifePath 2035 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 84.1%
Active Stock Master Portfolio	$15,001,316	$15,001,316
BlackRock Commodity Strategies Fund	263,335	2,040,849
BlackRock Emerging Markets Fund, Inc.	140,393	2,733,459
International Tilts Master Portfolio	$10,827,965	10,827,965
iShares Cohen & Steers REIT ETF	34,897	3,127,120
iShares International Developed Real Estate ETF	93,582	2,783,129
iShares MSCI Canada ETF	33,304	888,218
iShares MSCI EAFE Small-Cap ETF	28,815	1,470,141
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$10,946,472	10,946,472
Master Small Cap Index Series	$1,442,640	1,442,640

		51,261,309
Fixed Income Funds — 15.6%
CoreAlpha Bond Master Portfolio	$9,100,711	$9,100,711
iShares TIPS Bond ETF	3,548	397,553

		9,498,264
Short-Term Securities — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (b)	161,179	161,179
Total Affiliated Investment Companies (Cost — $59,366,758) — 100.0%		60,920,752
Liabilities in Excess of Other Assets — (0.0)%		(9,554)

Net Assets — 100.0%		$60,911,198

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Net Income		Realized Gain (Loss)
Active Stock Master Portfolio	$15,858,279	—		$(856,963)[1]	$15,001,316	$15,001,316	$131,115		$1,401,070
BlackRock Cash Funds: Institutional, SL Agency Shares	105,615	55,564	[2]	—	161,179	$161,179	$83		—
BlackRock Cash Funds: Prime, SL Agency Shares	—	—		—	—	—	$1,626	[3]	—
BlackRock Commodity Strategies Fund	266,087	35,778		(38,530)	263,335	$2,040,849	—		$(104,629)
BlackRock Emerging Markets Fund, Inc.	147,219	18,632		(25,458)	140,393	$2,733,459	—		$(9,717)
CoreAlpha Bond Master Portfolio	$7,576,096	$1,524,615	[2]	—	$9,100,711	$9,100,711	$102,687		$23,727
International Tilts Master Portfolio	$8,798,849	$2,029,116	[2]	—	$10,827,965	$10,827,965	$167,386		$(9,880)
iShares Cohen & Steers REIT ETF	30,677	8,283		(4,063)	34,897	$3,127,120	$45,010		$80,367
iShares International Developed Real Estate ETF	84,556	21,191		(12,165)	93,582	$2,783,129	$58,914		$(7,246)
iShares MSCI Canada ETF	32,043	3,975		(2,714)	33,304	$888,218	$7,055		$(3,168)
iShares MSCI EAFE Small-Cap ETF	28,911	4,279		(4,375)	28,815	$1,470,141	$17,293		$2,205
iShares TIPS Bond ETF	3,848	—		(300)	3,548	$397,553	—		$411
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$8,787,621	$2,158,851	[2]	—	$10,946,472	$10,946,472	$92,694		$67,823
Master Small Cap Index Series	$1,338,461	$104,179	[2]	—	$1,442,640	$1,442,640	$8,705		$46,823
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)[4]	—	—		—	—	—	$1,179		—

[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

[3]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

[4] No longer held by LifePath Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	49

Schedule of Investments (concluded)	LifePath 2035 Master Portfolio

As of June 30, 2015, the following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$13,601,648	$47,319,104	—	$60,920,752

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	LifePath 2045 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 97.1%
Active Stock Master Portfolio	$10,003,600	$10,003,600
BlackRock Commodity Strategies Fund	160,784	1,246,077
BlackRock Emerging Markets Fund, Inc.	96,923	1,887,084
International Tilts Master Portfolio	$7,491,984	7,491,984
iShares Cohen & Steers REIT ETF	27,926	2,502,449
iShares International Developed Real Estate ETF	74,861	2,226,366
iShares MSCI Canada ETF	23,042	614,530
iShares MSCI EAFE Small-Cap ETF	19,681	1,004,125
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$7,302,665	7,302,665
Master Small Cap Index Series	$838,787	838,787

		35,117,667
Fixed Income Fund — 2.5%
CoreAlpha Bond Master Portfolio	$895,447	$895,447
Short-Term Securities — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (b)	95,269	95,269
Total Affiliated Investment Companies (Cost — $35,035,669) — 99.9%		36,108,383
Other Assets Less Liabilities — 0.1%		46,316

Net Assets — 100.0%		$36,154,699

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Net Income		Realized Gain (Loss)
Active Stock Master Portfolio	$10,880,891	—		$(877,291)[1]	$10,003,600	$10,003,600	$87,869		$937,632
BlackRock Cash Funds: Institutional, SL Agency Shares	75,058	20,211	[2]	—	95,269	95,269	$119		—
BlackRock Cash Funds: Prime, SL Agency Shares[3]	—	—		—	—	—	$749	[3]	—
BlackRock Commodity Strategies Fund	178,939	13,852		(32,007)	160,784	$1,246,077	—		$(79,570)
BlackRock Emerging Markets Fund, Inc.	104,984	13,783		(21,844)	96,923	$1,887,084	—		$(5,003)
CoreAlpha Bond Master Portfolio	$644,004	$251,443	[2]	—	$895,447	$895,447	$9,272		$1,965
International Tilts Master Portfolio	$6,367,614	$1,124,370	[2]	—	$7,491,984	$7,491,984	$115,260		$(8,819)
iShares Cohen & Steers REIT ETF	25,214	6,411		(3,699)	27,926	$2,502,449	$36,115		$78,461
iShares International Developed Real Estate ETF	69,082	15,979		(10,200)	74,861	$2,226,366	$47,225		$(2,143)
iShares MSCI Canada ETF	23,208	2,639		(2,805)	23,042	$614,530	$4,896		$(3,440)
iShares MSCI EAFE Small-Cap ETF	20,569	2,302		(3,190)	19,681	$1,004,125	$11,845		$10,050
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$6,174,176	$1,128,489	[2]	—	$7,302,665	$7,302,665	$62,262		$46,379
Master Small Cap Index Series	$865,739	—		$(26,952)[1]	$838,787	$838,787	$5,263		$27,906
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)[4]	—	—		—	—	—	$107		—
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

[3]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

[4] No longer held by LifePath Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	51

Schedule of Investments (concluded)	LifePath 2045 Master Portfolio

As of June 30, 2015, the following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$9,575,900	$26,532,483	—	$36,108,383

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

52	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	LifePath 2055 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 98.0%
Active Stock Master Portfolio	$4,704,235	$4,704,235
BlackRock Commodity Strategies Fund	65,947	511,092
BlackRock Emerging Markets Fund, Inc.	39,996	778,714
International Tilts Master Portfolio	$3,132,448	3,132,448
iShares Cohen & Steers REIT ETF	11,623	1,041,537
iShares International Developed Real Estate ETF	31,686	942,342
iShares MSCI Canada ETF	9,685	258,299
iShares MSCI EAFE Small-Cap ETF	7,971	406,680
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$2,435,409	2,435,409
Master Small Cap Index Series	$351,233	351,233

		14,561,989
Fixed Income Fund — 1.5%
CoreAlpha Bond Master Portfolio	$220,477	$220,477
Short-Term Securities — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (b)	52,833	52,833
Total Affiliated Investment Companies (Cost — $14,429,584) — 99.8%		14,835,299
Other Assets Less Liabilities — 0.2%		28,682

Net Assets — 100.0%		$14,863,981

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Net Income		Realized Gain (Loss)
Active Stock Master Portfolio	$4,678,399	$25,836	[1]	—	$4,704,235	$4,704,235	$39,811		$424,992
BlackRock Cash Funds: Institutional, SL Agency Shares	25,991	26,842	[1]	—	52,833	$52,833	$33		—
BlackRock Cash Funds: Prime, SL Agency Shares	—	—		—	—	—	$1,051	[2]	—
BlackRock Commodity Strategies Fund	68,577	13,666		(16,296)	65,947	$511,092	—		$(37,320)
BlackRock Emerging Markets Fund, Inc.	40,487	9,494		(9,985)	39,996	$778,714	—		$(2,049)
CoreAlpha Bond Master Portfolio	$115,070	$105,407	[1]	—	$220,477	$220,477	$2,162		$303
International Tilts Master Portfolio	$2,416,757	$715,691	[1]	—	$3,132,448	$3,132,448	$46,809		$(2,660)
iShares Cohen & Steers REIT ETF	9,602	2,921		(900)	11,623	$1,041,537	$14,908		$18,514
iShares International Developed Real Estate ETF	26,550	8,436		(3,300)	31,686	$942,342	$19,545		$(3,735)
iShares MSCI Canada ETF	8,714	2,071		(1,100)	9,685	$258,299	$2,057		$(1,315)
iShares MSCI EAFE Small-Cap ETF	7,943	1,028		(1,000)	7,971	$406,680	$4,797		$(725)
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$1,751,127	$684,282	[1]	—	$2,435,409	$2,435,409	$19,480		$14,101
Master Small Cap Index Series	$342,105	$9,128	[1]	—	$351,233	$351,233	$2,144		$11,546
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)[3]	—	—		—	—	—	$26		—
[1] Represents net shares/beneficial interest purchased.

[2]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

[3]   No longer held by LifePath Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	53

Schedule of Investments (concluded)	LifePath 2055 Master Portfolio

As of June 30, 2015, the following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$3,991,497	$10,843,802	—	$14,835,299

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

54	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2015 (Unaudited)	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$73,635,987	$60,920,752	$36,108,383	$14,835,299
Receivables:
Investments sold	475,000	498,442	131,000	48,000
Contributions from investors	65,781	—	103,441	45,425
Dividends — affliated	21,252	24,348	16,741	6,855
Securities lending income — affiliated	6	30	—	192
From the Manager	17,098	18,578	19,893	20,370

Total assets	74,215,124	61,462,150	36,379,458	14,956,141

Liabilities
Collateral on securities loaned at value	10,120	—	—	—
Payables:
Investments purchased	474,346	396,261	211,757	79,170
Professional fees	13,139	13,123	13,002	12,990
Withdrawals to investors	—	141,568	—	—

Total liabilities	497,605	550,952	224,759	92,160

Net Assets	$73,717,519	$60,911,198	$36,154,699	$14,863,981

Net Assets Consist of
Investors’ capital	$72,256,531	$59,357,204	$35,081,985	$14,458,266
Net unrealized appreciation (depreciation)	1,460,988	1,553,994	1,072,714	405,715

Net Assets	$73,717,519	$60,911,198	$36,154,699	$14,863,981

[1] Investments at cost — affiliated	$72,174,999	$59,366,758	$35,035,669	$14,429,584
[2] Securities loaned at value	$9,815	—	—	—

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	55

Statements of Operations	Master Investment Portfolio

Six Months Ended June 30, 2015 (Unaudited)	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio

Investment Income
Dividends — affiliated	$87,019	$128,272	$100,081	$41,307
Securities lending — affiliated — net	1,441	1,626	749	1,051
Interest — affiliated	158	83	119	33
Net investment income allocated from the applicable Underlying Master Portfolios:
Dividends	393,817	431,448	291,729	116,974
Interest	298,221	118,698	14,216	3,974
Expenses	(75,877)	(62,751)	(36,752)	(15,394)
Fees waived	16,592	16,371	10,840	4,878

Total income	721,371	633,747	380,982	152,823

Expenses
Investment advisory	119,956	102,218	61,535	24,354
Professional	12,978	12,978	12,869	12,860
Independent Trustees	3,626	3,536	3,265	2,993

Total expenses	136,560	118,732	77,669	40,207
Less fees waived by the Manager	(119,418)	(109,132)	(74,487)	(39,071)

Total expenses after fees waived	17,142	9,600	3,182	1,136

Net investment income	704,229	624,147	377,800	151,687

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	(91,388)	(41,778)	(1,645)	(26,630)
Allocation from the applicable Underlying Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	1,546,675	1,529,564	1,005,061	448,282

	1,455,287	1,487,786	1,003,416	421,652

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(159,675)	(267,863)	(227,465)	(79,454)
Allocation from the applicable Underlying Master Portfolios from investments, financial futures contracts, swaps and foreign currency translations	(1,034,880)	(738,488)	(351,858)	(198,385)

	(1,194,555)	(1,006,351)	(579,323)	(277,839)

Net realized and unrealized gain	260,732	481,435	424,093	143,813

Net Increase in Net Assets Resulting from Operations	$964,961	$1,105,582	$801,893	$295,500

See Notes to Financial Statements.

56	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Changes in Net Assets

	LifePath 2025 Master Portfolio		LifePath 2035 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$704,229	$1,371,375	$624,147	$1,161,183
Net realized gain	1,455,287	3,054,668	1,487,786	2,768,344
Net change in unrealized appreciation (depreciation)	(1,194,555)	(942,823)	(1,006,351)	(907,150)

Net increase in net assets resulting from operations	964,961	3,483,220	1,105,582	3,022,377

Capital Transactions
Proceeds from contributions	24,625,355	26,135,006	14,567,105	24,161,049
Value of withdrawals	(15,947,202)	(24,205,432)	(10,524,064)	(16,783,453)

Net increase in net assets derived from capital transactions	8,678,153	1,929,574	4,043,041	7,377,596

Net Assets
Total increase in net assets	9,643,114	5,412,794	5,148,623	10,399,973
Beginning of period	64,074,405	58,661,611	55,762,575	45,362,602

End of period	$73,717,519	$64,074,405	$60,911,198	$55,762,575

	LifePath 2045 Master Portfolio		LifePath 2055 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$377,800	$684,393	$151,687	$249,641
Net realized gain	1,003,416	1,652,212	421,652	594,792
Net change in unrealized appreciation (depreciation)	(579,323)	(523,538)	(277,839)	(125,941)

Net increase in net assets resulting from operations	801,893	1,813,067	295,500	718,492

Capital Transactions
Proceeds from contributions	8,486,986	15,976,732	4,799,629	7,680,460
Value of withdrawals	(7,875,944)	(8,526,879)	(3,288,045)	(4,319,994)

Net increase in net assets derived from capital transactions	611,042	7,449,853	1,511,584	3,360,466

Net Assets
Total increase in net assets	1,412,935	9,262,920	1,807,084	4,078,958
Beginning of period	34,741,764	25,478,844	13,056,897	8,977,939

End of period	$36,154,699	$34,741,764	$14,863,981	$13,056,897

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	57

Financial Highlights	Master Investment Portfolio

	LifePath 2025 Master Portfolio
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,								Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Total Return
Total return	1.55%	[2]	5.73%		12.34%		12.57%		0.99%		17.65%	[2]

Ratios to Average Net Assets
Total expenses	0.57%	[3,4,5,6]	0.58%	[4,5,6]	0.61%	[4,5,6]	0.69%	[7,8,9]	1.07%	[7,8,9]	13.61%	[3,7]

Total expenses after fees waived	0.22%	[3,4,5,6]	0.22%	[4,5,6]	0.25%	[4,5,6]	0.26%	[7,8,9]	0.24%	[7,8,9]	0.22%	[3,7]

Net investment income[10]	2.05%	[3,4,5,6]	2.05%	[4,5,6]	2.11%	[4,5,6]	2.32%	[7,8,9]	2.62%	[7,8,9]	2.37%	[3,7]

Supplemental Data
Net assets, end of period (000)	$73,718		$64,074		$58,662		$34,044		$12,178		$134

Portfolio turnover rate	24%	[11]	50%	[11]	30%	[11]	4%	[12]	24%	[12]	2%

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]	Annualized.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated fees waived of 0.05%, 0.05% and 0.04% for the six months ended June 30, 2015 and for the years ended December 31, 2014 and December 31, 2013, respectively.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%, 0.13% and 0.10% for the six months ended June 30, 2015 and for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[8]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated fees waived of 0.04% and 0.03% for the years ended December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10% and 0.12% for the years ended December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio, except for the years ended December 31, 2014 and December 31, 2013, which also includes International Tilts Master Portfolio and Large Cap Index Master Portfolio.

[11]

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[12]

Excludes purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

58	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	Master Investment Portfolio

	LifePath 2035 Master Portfolio
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,								Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Total Return
Total return	1.90%	[2]	6.01%		15.83%		14.35%		(0.82)%		21.21%	[2]

Ratios to Average Net Assets
Total expenses	0.57%	[3,4,5,6]	0.58%	[4,5,6]	0.63%	[4,5,6]	0.76%	[7,8,9]	1.34%	[7,8,9]	13.23%	[3,7]

Total expenses after fees waived	0.19%	[3,4,5,6]	0.20%	[4,5,6]	0.25%	[4,5,6]	0.25%	[7,8,9]	0.22%	[7,8,9]	0.19%	[3,7]

Net investment income[10]	2.14%	[3,4,5,6]	2.06%	[4,5,6]	2.29%	[4,5,6]	2.42%	[7,8,9]	2.50%	[7,8,9]	2.33%	[3,7]

Supplemental Data
Net assets, end of period (000)	$60,911		$55,763		$45,363		$25,732		$7,426		$149

Portfolio turnover rate	18%	[11]	54%	[11]	39%	[11]	4%	[12]	21%	[12]	1%

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]	Annualized.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated fees waived of 0.06%, 0.06% and 0.05% for the six months ended June 30, 2015 and for the years ended December 31, 2014 and December 31, 2013, respectively.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.16%, 0.15% and 0.11% for the six months ended June 30, 2015 and for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[8]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated fees waived of 0.05% and 0.04% for the years ended December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11% and 0.14% for the years ended December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio, except for the years ended December 31, 2014 and December 31, 2013, which also includes International Tilts Master Portfolio and Large Cap Index Master Portfolio.

[11]

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[12]

Excludes purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	59

Financial Highlights	Master Investment Portfolio

	LifePath 2045 Master Portfolio
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,								Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Total Return
Total return	2.14%	[2]	6.16%		18.99%		15.84%		(1.96)%		24.26%	[2]

Ratios to Average Net Assets
Total expenses	0.59%	[3,4,5,6]	0.61%	[4,5,6]	0.70%	[4,5,6]	1.01%	[7,8,9]	2.58%	[7,8,9]	13.23%	[3,7]

Total expenses after fees waived	0.17%	[3,4,5,6]	0.19%	[4,5,6]	0.24%	[4,5,6]	0.24%	[7,8,9]	0.20%	[7,8,9]	0.17%	[3,7]

Net investment income[10]	2.15%	[3,4,5,6]	2.08%	[4,5,6]	2.47%	[4,5,6]	2.54%	[7,8,9]	2.43%	[7,8,9]	2.25%	[3,7]

Supplemental Data
Net assets, end of period (000)	$36,155		$34,742		$25,479		$12,178		$3,249		$142

Portfolio turnover rate	21%	[11]	54%	[11]	38%	[11]	4%	[12]	35%	[12]	1%

[1]	Commencement of operations

[2]	Aggregate total return.

[3]	Annualized.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated fees waived of 0.06%, 0.06% and 0.05% for the six months ended June 30, 2015 and for the years ended December 31, 2014 and December 31, 2013, respectively.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.19%, 0.16% and 0.11% for the six months ended June 30, 2015 and for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[8]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated fees waived of 0.06% and 0.03% for the years ended December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11% and 0.16% for the years ended December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio, except for the years ended December 31, 2014 and December 31, 2013, which also includes International Tilts Master Portfolio and Large Cap Index Master Portfolio.

[11]

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[12]

Excludes purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

60	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	Master Investment Portfolio

	LifePath 2055 Master Portfolio
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,								Period June 30, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Total Return
Total return	2.16%	[2]	6.40%		21.49%		16.96%		(3.52)%		25.83%	[2]

Ratios to Average Net Assets
Total expenses	0.73%	[3,4,5,6]	0.76%	[4,5,6]	1.01%	[4,5,6]	2.41%	[7,8,9]	14.66%	[7,8,9]	13.13%	[3,7]

Total expenses after fees waived	0.17%	[3,4,5,6]	0.17%	[4,5,6]	0.24%	[4,5,6]	0.25%	[7,8,9]	0.19%	[7,8,9]	0.16%	[3,7]

Net investment income[10]	2.18%	[3,4,5,6]	2.06%	[4,5,6]	2.65%	[4,5,6]	2.66%	[7,8,9]	2.30%	[7,8,9]	2.21%	[3,7]

Supplemental Data
Net assets, end of period (000)	$14,864		$13,057		$8,978		$3,775		$494		$144

Portfolio turnover rate	22%	[11]	48%	[11]	67%	[11]	7%	[12]	51%	[12]	1%

[1]	Commencement of operations

[2]	Aggregate total return.

[3]	Annualized.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated fees waived of 0.07%, 0.07% and 0.06% for the six months ended June 30, 2015 and for the years ended December 31, 2014 and December 31, 2013, respectively.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.19%, 0.18% and 0.12% for the six months ended June 30, 2015 and for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[8]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated fees waived of 0.07% and 0.06% for the years ended December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11% and 0.17% for the years ended December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio, except for the years ended December 31, 2014 and December 31, 2013, which also includes International Tilts Master Portfolio and Large Cap Index Master Portfolio.

[11]

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[12]

Excludes purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	61

Notes to Financial Statements (Unaudited)

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to four series of MIP: LifePath® 2025 Master Portfolio, LifePath® 2035 Master Portfolio, LifePath® 2045 Master Portfolio and LifePath® 2055 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”).

As of June 30, 2015, the investment of LifePath 2045 Master Portfolio and LifePath 2055 Master Portfolio in Active Stock Master Portfolio represented 27.7% and 31.7%, respectively, of net assets. The investment of LifePath 2025 Master Portfolio in CoreAlpha Bond Master Portfolio represented 32% of its net assets. The financial statements of CoreAlpha Bond Master Portfolio, including the Schedule of Investments, can be read in conjunction with LifePath 2025 Master Portfolio’s financial statements. Active Stock Master Portfolio’s and CoreAlpha Bond Master Portfolio’s financial statements, included in filings under MIP, are available, without charge, on the SEC’s website at http://www.sec.gov.

The LifePath Master Portfolios will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively the “Underlying LifePath Master Portfolios”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Master Portfolios. The LifePath Master Portfolios may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Master Portfolio’s investment in each of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, and Master Small Cap Index Series reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that master portfolio. As of June 30, 2015, the LifePath Master Portfolios held interests in Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, and Master Small Cap Index Series as follows:

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio	International Tilts Master Portfolio	Large Cap Index Master Portfolio	Master Small Cap Index Series
LifePath 2025 Master Portfolio	0.76%	0.79%	0.71%	0.26%	0.23%
LifePath 2035 Master Portfolio	0.78%	0.30%	0.77%	0.32%	0.14%
LifePath 2045 Master Portfolio	0.52%	0.03%	0.53%	0.21%	0.08%
LifePath 2055 Master Portfolio	0.24%	0.01%	0.22%	0.07%	0.03%

The LifePath Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The LifePath Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the LifePath Master Portfolios:

Valuation: The LifePath Master Portfolios’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the LifePath Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the LifePath Master Portfolios for all financial instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the LifePath Master Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed

62	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (continued)

on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio income, expenses and realized and unrealized gains and losses.

Other: Expenses directly related to a LifePath Master Portfolio are charged to that LifePath Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The LifePath Master Portfolios have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: Certain LifePath Master Portfolios may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the LifePath Master Portfolios collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the LifePath Master Portfolios is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the LifePath Master Portfolio and any additional required collateral is delivered to the LifePath Master Portfolio, or excess collateral returned by the LifePath Master Portfolio, on the next business day. During the term of the loan, the LifePath Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as affiliated investments in the LifePath Master Portfolios’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-affiliated and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the LifePath Master Portfolios under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the LifePath Master Portfolios, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the LifePath Master Portfolios can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following table is a summary of the LifePath Master Portfolios securities lending agreements by counterparty, which are subject to offset under an MSLA:

LifePath 2025 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$9,815	$(9,815)	—

[1]

Collateral with a value of $10,120 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the LifePath Master Portfolios benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each LifePath Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

BLACKROCK FUNDS III	JUNE 30, 2015	63

Notes to Financial Statements (continued)

MIP, on behalf of the LifePath Master Portfolios, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (“BFA” or the “Manager”), the LifePath Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each LifePath Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Master Portfolio. For such services, each LifePath Master Portfolio paid BFA a monthly fee based on a percentage of such LifePath Master Portfolio’s average daily net assets. Each LifePath Master Portfolio pays BFA at an annual rate of 0.35% of the average daily net assets of each respective LifePath Master Portfolio.

MIP, on behalf of the LifePath Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Master Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Master Portfolios.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the LifePath Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Master Portfolios. BFA had contractually agreed to waive investment advisory fees charged to each LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, received by BFA or BAL, from each affiliated investment company in which the LifePath Master Portfolios invest through April 30, 2016. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2025. The amounts of the waivers, if any, are shown as fees waived by Manager in the Statements of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the LifePath Master Portfolios, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The LifePath Master Portfolios are responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the LifePath Master Portfolios bears to an annual rate of 0.04% (the “collateral investment fees”).

Pursuant to a securities lending agreement, each LifePath Master Portfolio retains 80% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each LifePath Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 80% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The LifePath Master Portfolios retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

The share of securities lending income earned by the LifePath Master Portfolios is shown as securities lending — affiliated – net in the Statements of Operations. For the six months ended June 30, 2015, the LifePath 2025 Master Portfolio paid BTC $360 in total for securities lending agent services and collateral investment fees.

Each LifePath Master Portfolio may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments in the underlying funds and Underlying Master Portfolios, excluding short-term securities, were as follows:

	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio
Purchases	$24,793,429	$14,598,659	$8,216,987	$4,525,348
Sales	$16,002,505	$10,425,228	$7,483,468	$2,995,075

64	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (concluded)

6. Income Tax Information:

Each LifePath Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the LifePath Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the LifePath Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each LifePath Master Portfolio’s assets will be managed so an investor in the LifePath Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each LifePath Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the LifePath Master Portfolios’ U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the LifePath Master Portfolios’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Master Portfolios as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the LifePath Master Portfolios’ financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio
Tax cost	$72,338,551	$59,494,932	$35,131,395	$14,477,847

Gross unrealized appreciation	2,069,375	2,167,395	1,464,177	556,957
Gross unrealized depreciation	(771,939)	(741,575)	(487,189)	(199,505)

Net unrealized appreciation	$1,297,436	$1,425,820	$976,988	$357,452

7. Bank Borrowings:

MIP, on behalf of the LifePath Master Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the LifePath Master Portfolios may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual LifePath Master Portfolios, the Participating Funds, including the LifePath Master Portfolios, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such LifePath Master Portfolios based upon portions of the aggregate commitment available to them and relative net assets of Participating funds. During the six months ended June 30, 2015, the LifePath Master Portfolios did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the LifePath Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the LifePath Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the LifePath Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the LifePath Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the LifePath Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The LifePath Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the LifePath Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Master Portfolios.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	JUNE 30, 2015	65

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of LifePath 2025 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2045 Master Portfolio and LifePath 2055 Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), each a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. Each of BlackRock LifePath 2025 Fund, BlackRock LifePath 2035 Fund, BlackRock LifePath 2045 Fund and BlackRock LifePath 2055 Fund (each, a “Portfolio” and collectively, the “Portfolios”), each a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to each Master Portfolio. For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of each Portfolio and the interest holders of each Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolios and the Portfolios by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance of a Master Portfolio/Portfolio relative to its peers, benchmark, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Portfolios for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolios’ and /or the Portfolios’ operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Portfolios; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and Portfolio’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolios and/or the Portfolios; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

66	BLACKROCK FUNDS III	JUNE 30, 2015

Disclosure of Investment Advisory Agreement (continued)

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Master Portfolio and Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper1 and the applicable Morningstar Classification; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Master Portfolio and/or Portfolio to BlackRock; (g) sales and redemption data regarding each Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to each Master Portfolio for a one-year term ending June 30, 2016. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio, each Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios; (d) each Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolios and the Portfolios; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing the relevant Master Portfolio’s performance and the Master Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolios and the Portfolios. BlackRock and its affiliates provide the Master Portfolios and the Portfolios with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Portfolios. In particular, BlackRock and its affiliates provide the Master Portfolios and the Portfolios with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS III	JUNE 30, 2015	67

Disclosure of Investment Advisory Agreement (continued)

meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolios and the Portfolios, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Portfolios and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio and Portfolio, as applicable. The Board noted that each Portfolio’s investment results correspond directly to the investment results of the applicable Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to other funds in its applicable Lipper category and the applicable Morningstar Classification. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of each Master Portfolio and Portfolio, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for each of the Portfolios.

The Board noted that for each of the one-year, three-year and since-inception periods reported, each of BlackRock LifePath 2025 Fund and BlackRock LifePath 2035 Fund ranked in the second, fourth and fourth quartiles, respectively, against its Morningstar Performance Universe. The Board noted the improved performance of each of these Portfolios during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the underperformance of these Portfolios during the three-year and since-inception periods. With respect to each of these Portfolios, the Board was informed that, among other things, asset allocation was the primary driver of underperformance relative to the Portfolio’s Morningstar Performance Universe. Given each Portfolio’s more measured glidepath, performance has lagged somewhat given the substantial rally of equity and equity-like asset classes over the three-year and since-inception periods.

The Board noted that for the one-year, three-year and since-inception periods reported, BlackRock LifePath 2045 Fund ranked in the second, fourth and third quartiles, respectively, against its Morningstar Performance Universe. The Board noted the Portfolio’s improved performance during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during the three-year and since-inception periods. The Board was informed that, among other things, asset allocation was the primary driver of underperformance relative to the Portfolio’s Morningstar Performance Universe. Given the Portfolio’s more measured glidepath, performance has lagged somewhat given the substantial rally of equity and equity-like asset classes over the three-year and since-inception periods.

The Board and BlackRock also discussed BlackRock’s strategy for improving the performance of LifePath 2025 Master Portfolio/BlackRock LifePath 2025 Fund, LifePath 2035 Master Portfolio/BlackRock LifePath 2035 Fund and LifePath 2045 Master Portfolio/BlackRock LifePath 2045 Fund and BlackRock’s commitment to providing the resources necessary to assist the portfolio managers of these Master Portfolios in seeking to do so.

The Board noted that for the one-year, three-year and since-inception periods reported, LifePath 2055 Fund ranked in the second, third and second quartiles, respectively, against its Morningstar Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during the three-year period and the Board noted that they will monitor the Portfolio’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Portfolios: The Board, including the Independent Board Members, reviewed each Master Portfolio’s contractual advisory fee rate compared with the other funds in the corresponding Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared each Portfolio’s total expense ratio, as well as each Master Portfolio’s actual advisory fee rate, to those of other funds in the corresponding Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master

68	BLACKROCK FUNDS III	JUNE 30, 2015

Disclosure of Investment Advisory Agreement (continued)

Portfolios and the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolios and the Portfolios by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolios and the Portfolios. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolios and the Portfolios in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the varying fee structures for fund of funds can limit the value of advisory fee comparisons.

The Board also noted that LifePath 2025 Master Portfolio’s contractual advisory fee rate ranked in the third quartile, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Portfolio’s Expense Peers.

The Board also noted that LifePath 2035 Master Portfolio’s contractual advisory fee rate ranked in the fourth quartile, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Portfolio’s Expense Peers. The Board determined that the Portfolio’s total expense ratio was appropriate in light of the median total expense ratio paid by its Expense Peers.

The Board also noted that LifePath 2045 Master Portfolio’s contractual advisory fee rate ranked in the fourth quartile, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio ranked in the first and third quartiles, respectively, relative to the Portfolio’s Expense Peers. The Board determined that the Portfolio’s total expense ratio was appropriate in light of the median total expense ratio paid by its Expense Peers.

The Board also noted that LifePath 2055 Master Portfolio’s contractual advisory fee rate ranked second out of three funds, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio ranked first out of three funds and in the third quartile, respectively, relative to the Portfolio’s Expense Peers. The Board determined that the Portfolio’s total expense ratio was appropriate in light of the median total expense ratio paid by its Expense Peers.

The Board also noted that, with respect to each Master Portfolio, BlackRock has contractually agreed to waive its advisory fee at the Master Portfolio level in an amount equal to the advisory and administration fees, if any, received by it or its affiliates from funds in which the Master Portfolio invests, and that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate each Master Portfolio/Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Portfolios increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolios and the Portfolios benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolios and the Portfolios to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolios. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios and the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an

BLACKROCK FUNDS III	JUNE 30, 2015	69

Disclosure of Investment Advisory Agreement (concluded)

increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Portfolios, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the pertinent Portfolio’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to each Master Portfolio, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

70	BLACKROCK FUNDS III	JUNE 30, 2015

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust/MIP and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust/MIP.

Effective May 18, 2015, Ian MacKinnon resigned as Trustee of the Trust/MIP.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

BLACKROCK FUNDS III	JUNE 30, 2015	71

Additional Information

General Information

Householding

The LifePath Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The LifePath Fund/LifePath Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each LifePath Fund’s/LifePath Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each LifePath Fund’s/LifePath Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that each LifePath Fund/LifePath Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each LifePath Fund/LifePath Master Portfolio voted proxies relating to securities held in each LifePath Fund’s/LifePath Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

72	BLACKROCK FUNDS III	JUNE 30, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS III	JUNE 30, 2015	73

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a LifePath Fund unless preceded or accompanied by that LifePath Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LPincre-6/15-SAR

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds III

➢	BlackRock LifePath® Retirement Fund
➢	BlackRock LifePath® 2020 Fund
➢	BlackRock LifePath® 2030 Fund
➢	BlackRock LifePath® 2040 Fund
➢	BlackRock LifePath® 2050 Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	JUNE 30, 2015

The Markets in Review

Dear Shareholder,

During the 12-month period ended June 30, 2015, market volatility increased from the remarkably low levels seen in recent years, although it remained below the historical average. In the middle of 2014, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. The U.S. economy, however, was showing improvement, which made investors concerned that the U.S. Federal Reserve (the “Fed”) would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows.

In the fourth quarter, U.S. growth picked up considerably while the broader global economy showed more signs of slowing. This, combined with rising global risks, drove investors to the relative stability of U.S. assets. International markets continued to struggle even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries despite their persistently low yields, which had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path. However, meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The period ended on a downbeat, but temporary, note as Greece’s long-brewing debt troubles came to an impasse. As the drama unfolded around the tumultuous negotiations between Greece and its creditors, investors feared the possibility of Greece leaving the euro zone and the impact such an event might have on global markets. Most asset classes broadly sold off, especially in Europe, even while macroeconomic and company fundamentals continued to improve.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.23%	7.42%
U.S. small cap equities (Russell 2000® Index)	4.75	6.49
International equities (MSCI Europe, Australasia, Far East Index)	5.52	(4.22)
Emerging market equities (MSCI Emerging Markets Index)	2.95	(5.12)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.51)	3.79
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.86
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.53	(0.39)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2015	BlackRock LifePath Funds

Fund Management Commentary

How did each Fund perform?

•

The BlackRock LifePath Funds with target dates of 2020, 2030, 2040 and 2050 and the BlackRock LifePath Retirement Fund (together, the “LifePath Funds”) invest in their respective LifePath Master Portfolio.

•

For the six-month period ended June 30, 2015, the LifePath Funds underperformed the custom benchmark across various LifePath Fund target dates, with the exception of LifePath Retirement and LifePath 2020 Fund’s Class K Shares, LifePath 2040 Fund’s Institutional Shares and LifePath 2050 Fund’s Investor A Shares, each of which performed in line with the custom benchmark and LifePath 2030, LifePath 2040 and LifePath 2050 Funds’ Class K Shares and LifePath 2050 Fund’s Institutional Shares, each of which outperformed the custom benchmark. The returns for the LifePath Funds include fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

•

Equity markets outperformed fixed income markets during the period. As a result, the LifePath Funds with longer time horizons (2040 and 2050) generated higher returns on an absolute basis given their larger allocations to equity investments.

•

In addition, many of the underlying active strategies held within the LifePath Funds provided strong performance. One of the largest contributors to positive performance was the LifePath Funds’ investment in the International Tilts Master Portfolio, which outperformed in the first half of 2015 due to strong regional stock selection in Japan and Europe. In addition, a long position in Japan was a strong contributor to outperformance. A focus within Europe on companies with strong value and quality characteristics was also rewarded with strong performance.

•

Conversely, the LifePath Funds’ investment in the Commodity Strategies Fund detracted from performance, as did its investment in the Emerging Markets Fund. Energy equities and exposure to mining stocks were the largest detractors from Commodity Strategies Fund’s performance as the mining sector was the worst-performing equity sector. Mining stocks were negatively impacted by weaker economic data from China. The Emerging Markets Fund’s underperformance was driven by overweights in markets and sectors with higher correlations to developed markets that generated slower growth during the first half of 2015. Stock selection in China also detracted as the Chinese stock market sold off in June, with the largest negative impact on the high quality, high-risk/return, and domestic cyclical stocks preferred by the manager.

Describe recent fund activity.

•

Each LifePath Fund has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Fund is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Funds were rebalanced in accordance with their updated strategic allocations, and daily cash flows were allocated to the underlying funds and instruments as appropriate.

Describe fund positioning at period end.

•	At period end, each of the LifePath Funds was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS III	JUNE 30, 2015

LifePath Funds

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Fund will change over time according to a “glide path” as each LifePath Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Fund’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Fund, which may be a primary source of income after retirement. As each LifePath Fund approaches its target date, its asset allocation will shift so that each LifePath Fund invests a greater percentage of its assets in fixed income funds. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Fund, and determine whether any changes are required to enable each LifePath Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each LifePath Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Fund, reallocations of each LifePath Fund’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each LifePath Fund or achieve each LifePath Fund’s investment objective.

BLACKROCK FUNDS III	JUNE 30, 2015	5

BlackRock LifePath Retirement Fund

Investment Objective

The investment objective of BlackRock LifePath® Retirement Fund (“LifePath Retirement Fund” or the “LifePath Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Retirement Fund will be broadly diversified across global asset classes.

Effective March 31, 2015, the LifePath® Retirement Portfolio changed its name to the BlackRock LifePath® Retirement Fund.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Fund compares its performance to that of a customized weighted index (the “LifePath Retirement Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

LifePath Fund’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Bloomberg Commodity Index[3]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-USA IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/05 to 6/30/06	58.5%	5.1%	1.3%	N/A	N/A	N/A	9.2%	N/A	N/A	3.6%	20.5%	1.8%
7/01/06 to 6/30/07	52.2	9.9	2.8	N/A	N/A	N/A	10.2	N/A	N/A	3.6	19.5	1.8
7/01/07 to 6/30/08	52.8	9.2	2.7	N/A	N/A	11.0%	N/A	N/A	N/A	3.7	18.8	1.8
7/01/08 to 6/30/09	53.0	9.0	N/A	N/A	2.0%	11.3	N/A	N/A	N/A	4.5	18.1	2.1
7/01/09 to 6/30/10	52.9	9.1	N/A	N/A	1.5	10.7	N/A	N/A	N/A	4.9	18.7	2.2
7/01/10 to 6/30/11	53.0	9.1	N/A	N/A	0.9	10.9	N/A	N/A	N/A	4.9	19.1	2.1
7/01/11 to 6/30/12	52.9	9.0	N/A	N/A	0.5	11.7	N/A	19.8%	3.9%	0.4	1.6	0.2
7/01/12 to 6/30/13	52.9	9.1	N/A	2.8%	0.2	10.5	N/A	20.3	4.2	N/A	N/A	N/A
7/01/13 to 6/30/14	52.9	9.1	N/A	3.8	N/A	10.0	N/A	19.6	4.6	N/A	N/A	N/A
7/01/14 to 6/30/15	51.9	8.9	N/A	3.8	0.4	10.6	N/A	20.5	3.9	N/A	N/A	N/A

[3]	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

6	BLACKROCK FUNDS III	JUNE 30, 2015

BlackRock LifePath Retirement Fund

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.84%	0.83%	N/A	6.82%	N/A	5.00%	N/A
Investor A	0.74	0.64	(4.64)%	6.58	5.44%	4.74	4.18%
Investor C	0.41	(0.10)	(1.01)	5.75	5.75	4.00	4.00
Class K	1.04	1.31	N/A	7.23	N/A	5.32	N/A
Class R	0.61	0.33	N/A	6.29	N/A	4.49	N/A
LifePath Retirement Fund Custom Benchmark	1.04	1.11	N/A	7.18	N/A	5.53	N/A
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	N/A	3.35	N/A	4.44	N/A
Barclays U.S. TIPS Index	0.34	(1.73)	N/A	3.29	N/A	4.13	N/A
Bloomberg Commodity Index	(1.56)	(23.71)	N/A	(3.91)	N/A	(2.62)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	(3.20)	(0.36)	N/A	11.58	N/A	5.49	N/A
MSCI ACWI ex-USA IMI Index	4.59	(4.97)	N/A	8.00	N/A	5.79	N/A
Russell 1000® Index	1.71	7.37	N/A	17.58	N/A	8.13	N/A
Russell 2000® Index	4.75	6.49	N/A	17.08	N/A	8.40	N/A

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2015	7

BlackRock LifePath 2020 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2020 Fund (“LifePath 2020 Fund” or the “LifePath Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2020 Fund will be broadly diversified across global asset classes with allocations becoming more conservative over time.

Effective March 31, 2015, the LifePath® 2020 Portfolio changed its name to the BlackRock LifePath® 2020 Fund.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Fund compares its performance to that of a customized weighted index (the “LifePath 2020 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

LifePath Fund’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Bloomberg Commodity Index[3]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-USA IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/05 to 6/30/06	58.5%	5.1%	1.3%	N/A	N/A	N/A	9.2%	N/A	N/A	3.6%	20.5%	1.8%
7/01/06 to 6/30/07	52.2	9.9	2.8	N/A	N/A	N/A	10.2	N/A	N/A	3.6	19.5	1.8
7/01/07 to 6/30/08	52.8	9.2	2.7	N/A	N/A	11.0%	N/A	N/A	N/A	3.7	18.8	1.8
7/01/08 to 6/30/09	53.0	9.0	N/A	N/A	2.0%	11.3	N/A	N/A	N/A	4.5	18.1	2.1
7/01/09 to 6/30/10	52.9	9.1	N/A	N/A	1.5	10.7	N/A	N/A	N/A	4.9	18.7	2.2
7/01/10 to 6/30/11	53.0	9.1	N/A	N/A	0.9	10.9	N/A	N/A	N/A	4.9	19.1	2.1
7/01/11 to 6/30/12	52.9	9.0	N/A	N/A	0.5	11.7	N/A	19.8%	3.9%	0.4	1.6	0.2
7/01/12 to 6/30/13	52.9	9.1	N/A	2.8%	0.2	10.5	N/A	20.3	4.2	N/A	N/A	N/A
7/01/13 to 6/30/14	41.7	6.8	N/A	3.8	2.6	14.3	N/A	27.0	3.8	N/A	N/A	N/A
7/01/14 to 6/30/15	41.1	6.7	N/A	3.8	2.9	14.9	N/A	27.2	3.4	N/A	N/A	N/A

[3]	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

8	BLACKROCK FUNDS III	JUNE 30, 2015

BlackRock LifePath 2020 Fund

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.10%	1.06%	N/A	8.52%	N/A	5.09%	N/A
Investor A	1.02	0.82	(4.48)%	8.26	7.10%	4.83	4.27%
Investor C	0.65	0.07	(0.83)	7.44	7.44	4.05	4.05
Class K	1.31	1.42	N/A	8.88	N/A	5.40	N/A
Class R	0.86	0.52	N/A	7.98	N/A	4.54	N/A
LifePath 2020 Fund Custom Benchmark	1.27	1.18	N/A	8.88	N/A	5.79	N/A
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	N/A	3.35	N/A	4.44	N/A
Barclays U.S. TIPS Index	0.34	(1.73)	N/A	3.29	N/A	4.13	N/A
Bloomberg Commodity Index	(1.56)	(23.71)	N/A	(3.91)	N/A	(2.62)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	(3.20)	(0.36)	N/A	11.58	N/A	5.49	N/A
MSCI ACWI ex-USA IMI Index	4.59	(4.97)	N/A	8.00	N/A	5.79	N/A
Russell 1000® Index	1.71	7.37	N/A	17.58	N/A	8.13	N/A
Russell 2000® Index	4.75	6.49	N/A	17.08	N/A	8.40	N/A

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2015	9

BlackRock LifePath 2030 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2030 Fund (“LifePath 2030 Fund” or the “LifePath Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2030 Fund will be broadly diversified across global asset classes with allocations becoming more conservative over time.

Effective March 31, 2015, the LifePath® 2030 Portfolio changed its name to the BlackRock LifePath® 2030 Fund.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Fund compares its performance to that of a customized weighted index (the “LifePath 2030 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

LifePath Fund’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Bloomberg Commodity Index[3]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-USA IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/05 to 6/30/06	19.3%	1.3%	2.5%	N/A	N/A	N/A	19.5%	N/A	N/A	6.0%	48.5%	2.9%
7/01/06 to 6/30/07	17.1	2.7	5.2	N/A	N/A	N/A	20.6	N/A	N/A	6.4	44.7	3.3
7/01/07 to 6/30/08	18.0	2.7	5.5	N/A	N/A	21.7%	N/A	N/A	N/A	6.5	42.4	3.2
7/01/08 to 6/30/09	20.0	2.9	N/A	N/A	6.1%	22.2	N/A	N/A	N/A	6.8	38.8	3.2
7/01/09 to 6/30/10	21.6	3.2	N/A	N/A	7.0	20.6	N/A	N/A	N/A	6.6	38.0	3.0
7/01/10 to 6/30/11	22.6	3.3	N/A	N/A	5.9	20.9	N/A	N/A	N/A	6.2	38.4	2.7
7/01/11 to 6/30/12	24.5	3.6	N/A	N/A	6.0	20.8	N/A	38.4%	2.9%	0.5	3.1	0.2
7/01/12 to 6/30/13	26.7	3.9	N/A	2.9%	5.8	19.6	N/A	38.2	2.9	N/A	N/A	N/A
7/01/13 to 6/30/14	28.5	4.2	N/A	3.8	5.7	19.2	N/A	35.6	3.0	N/A	N/A	N/A
7/01/14 to 6/30/15	24.5	3.7	N/A	3.9	6.9	21.1	N/A	37.3	2.6	N/A	N/A	N/A

[3]	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

10	BLACKROCK FUNDS III	JUNE 30, 2015

BlackRock LifePath 2030 Fund

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.52%	1.32%	N/A	10.09%	N/A	5.29%	N/A
Investor A	1.39	1.03	(4.28)%	9.82	8.64%	5.03	4.46%
Investor C	1.04	0.37	(0.51)	9.00	9.00	4.22	4.22
Class K	1.73	1.73	N/A	10.48	N/A	5.61	N/A
Class R	1.29	0.84	N/A	9.54	N/A	4.71	N/A
LifePath 2030 Fund Custom Benchmark	1.58	1.29	N/A	10.48	N/A	6.10	N/A
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	N/A	3.35	N/A	4.44	N/A
Barclays U.S. TIPS Index	0.34	(1.73)	N/A	3.29	N/A	4.13	N/A
Bloomberg Commodity Index	(1.56)	(23.71)	N/A	(3.91)	N/A	(2.62)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	(3.20)	(0.36)	N/A	11.58	N/A	5.49	N/A
MSCI ACWI ex-USA IMI Index	4.59	(4.97)	N/A	8.00	N/A	5.79	N/A
Russell 1000® Index	1.71	7.37	N/A	17.58	N/A	8.13	N/A
Russell 2000® Index	4.75	6.49	N/A	17.08	N/A	8.40	N/A

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2015	11

BlackRock LifePath 2040 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2040 Fund (“LifePath 2040 Fund” or the “LifePath Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2040 Fund will be broadly diversified across global asset classes with allocations becoming more conservative over time.

Effective March 31, 2015, the LifePath® 2040 Portfolio changed its name to the BlackRock LifePath® 2040 Fund.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Fund compares its performance to that of a customized weighted index (the “LifePath 2040 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

LifePath Fund’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Bloomberg Commodity Index[3]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-USA IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/05 to 6/30/06	9.1%	N/A	2.8%	N/A	N/A	N/A	21.2%	N/A	N/A	6.8%	56.8%	3.3%
7/01/06 to 6/30/07	7.7	N/A	5.9	N/A	N/A	N/A	23.5	N/A	N/A	7.2	52.0	3.7
7/01/07 to 6/30/08	8.3	0.1%	6.4	N/A	N/A	18.8%	6.1	N/A	N/A	7.4	49.3	3.6
7/01/08 to 6/30/09	9.5	1.0	N/A	N/A	7.4%	25.7	N/A	N/A	N/A	7.6	45.2	3.6
7/01/09 to 6/30/10	11.0	1.1	N/A	N/A	8.9	24.0	N/A	N/A	N/A	7.1	44.7	3.2
7/01/10 to 6/30/11	11.8	1.2	N/A	N/A	7.7	24.5	N/A	N/A	N/A	6.6	45.3	2.9
7/01/11 to 6/30/12	13.9	1.5	N/A	N/A	8.1	24.2	N/A	45.4%	2.5%	0.6	3.6	0.2
7/01/12 to 6/30/13	16.4	1.7	N/A	2.9%	8.1	23.3	N/A	45.3	2.3	N/A	N/A	N/A
7/01/13 to 6/30/14	18.2	1.8	N/A	3.9	8.2	23.1	N/A	42.5	2.3	N/A	N/A	N/A
7/01/14 to 6/03/15	10.8	1.2	N/A	4.0	10.5	26.2	N/A	45.2	2.1	N/A	N/A	N/A

[3]	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

12	BLACKROCK FUNDS III	JUNE 30, 2015

BlackRock LifePath 2040 Fund

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.85%	1.47%	N/A	11.35%	N/A	5.37%	N/A
Investor A	1.69	1.26	(4.06)%	11.06	9.87%	5.11	4.54%
Investor C	1.37	0.50	(0.38)	10.25	10.25	4.27	4.27
Class K	1.99	1.86	N/A	11.76	N/A	5.70	N/A
Class R	1.60	0.97	N/A	10.78	N/A	4.77	N/A
LifePath 2040 Fund Custom Benchmark	1.81	1.36	N/A	11.74	N/A	6.28	N/A
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	N/A	3.35	N/A	4.44	N/A
Barclays U.S. TIPS Index	0.34	(1.73)	N/A	3.29	N/A	4.13	N/A
Bloomberg Commodity Index	(1.56)	(23.71)	N/A	(3.91)	N/A	(2.62)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	(3.20)	(0.36)	N/A	11.58	N/A	5.49	N/A
MSCI ACWI ex-USA IMI Index	4.59	(4.97)	N/A	8.00	N/A	5.79	N/A
Russell 1000® Index	1.71	7.37	N/A	17.58	N/A	8.13	N/A
Russell 2000® Index	4.75	6.49	N/A	17.08	N/A	8.40	N/A

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2015	13

BlackRock LifePath 2050 Fund

Investment Objective

The investment objective of BlackRock LifePath® 2050 Fund (“LifePath 2050 Fund” or the “LifePath Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2050 Fund will be broadly diversified across global asset classes with allocations becoming more conservative over time.

Effective March 31, 2015, the LifePath® 2050 Portfolio changed its name to the BlackRock LifePath® 2050 Fund.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Fund compares its performance to that of a customized weighted index (the “LifePath 2050 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	Commencement of operations.

LifePath Fund’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Bloomberg Commodity Index[3]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
6/30/08 to 6/30/09	1.0%	N/A	5.4%	30.0%	N/A	N/A	10.6%	48.0%	5.0%
7/01/09 to 6/30/10	1.0	N/A	10.5	27.2	N/A	N/A	8.2	49.4	3.7
7/01/10 to 6/30/11	1.7	N/A	9.5	27.7	N/A	N/A	7.2	50.8	3.1
7/01/11 to 6/30/12	4.1	N/A	10.1	27.2	51.4%	2.2%	0.6	4.1	0.3
7/01/12 to 6/30/13	9.3	3.9%	10.3	26.5	48.3	1.7	N/A	N/A	N/A
7/01/14 to 6/30/15	4.7	4.1	12.2	28.5	48.5	2.0	N/A	N/A	N/A

[3]	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

14	BLACKROCK FUNDS III	JUNE 30, 2015

BlackRock LifePath 2050 Fund

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
		1 Year		5 Years		Since Inception[1]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.95%	1.61%	N/A	12.42%	N/A	5.41%	N/A
Investor A	1.83	1.29	(4.03)%	12.14	10.93%	5.15	4.34%
Investor C	1.43	0.57	(0.32)	11.30	11.30	4.17	4.17
Class K	2.12	1.93	N/A	12.82	N/A	5.77	N/A
Class R	1.67	1.04	N/A	11.87	N/A	4.71	N/A
LifePath 2050 Fund Custom Benchmark	1.87	1.38	N/A	12.82	N/A	6.41	N/A
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	N/A	3.35	N/A	4.59	N/A
Bloomberg Commodity Index	(1.56)	(23.71)	N/A	(3.91)	N/A	(10.91)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	(3.20)	(0.36)	N/A	11.58	N/A	4.54	N/A
MSCI ACWI ex-USA IMI Index	4.59	(4.97)	N/A	8.00	N/A	1.87	N/A
Russell 1000® Index	1.71	7.37	N/A	17.58	N/A	9.59	N/A
Russell 2000® Index	4.75	6.49	N/A	17.08	N/A	10.44	N/A

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

[1]	The LifePath Fund commenced operations on June 30, 2008.

BLACKROCK FUNDS III	JUNE 30, 2015	15

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to May 3, 2010, Investor C Shares’ performance results are those of Institutional Shares restated to reflect Investor C Shares’ fees.

•

Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to May 30, 2008 for LifePath Retirement, LifePath 2020, LifePath 2030 and LifePath 2040 Funds, Class K Shares’ performance results are those of Institutional Shares restated to reflect Class K Shares’ fees.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to May 3, 2010, Class R Shares’ performance results are those of Institutional Shares restated to reflect Class R Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), each LifePath Funds’ administrator, waived and/or reimbursed a portion of each LifePath Fund’s expenses. Without such waiver, each LifePath Fund’s performance would have been lower.

The LifePath Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Fund’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath Funds’ changing asset allocations over time. As of June 30, 2015, the following indexes are used to calculate the LifePath Fund’s custom benchmarks: Barclays U.S. Aggregate Bond Index, Barclays U.S. TIPS Index, Bloomberg Commodity Index, FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex-USA IMI Index, Russell 1000® Index and Russell 2000® Index.

The Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity. The Barclays U.S. TIPS Index is an unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury. The Bloomberg Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The FTSE EPRA/NAREIT Developed Real Estate Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia. The MSCI ACWI ex-USA IMI Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States. The Russell 1000® Index is an index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index is an unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

16	BLACKROCK FUNDS III	JUNE 30, 2015

Disclosure of Expenses

Shareholders of each LifePath Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Fund and their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath Retirement Fund
Institutional	$1,000.00	$1,009.30	$3.69	$1,000.00	$1,021.12	$3.71	0.74%
Investor A	$1,000.00	$1,007.40	$4.93	$1,000.00	$1,019.89	$4.96	0.99%
Investor C	$1,000.00	$1,004.10	$8.65	$1,000.00	$1,016.17	$8.70	1.74%
Class K	$1,000.00	$1,010.40	$2.04	$1,000.00	$1,022.76	$2.06	0.41%
Class R	$1,000.00	$1,006.10	$6.17	$1,000.00	$1,018.65	$6.21	1.24%
LifePath 2020 Fund
Institutional	$1,000.00	$1,011.00	$3.69	$1,000.00	$1,021.12	$3.71	0.74%
Investor A	$1,000.00	$1,010.20	$4.93	$1,000.00	$1,019.89	$4.96	0.99%
Investor C	$1,000.00	$1,006.50	$8.66	$1,000.00	$1,016.17	$8.70	1.74%
Class K	$1,000.00	$1,013.10	$1.95	$1,000.00	$1,022.86	$1.96	0.39%
Class R	$1,000.00	$1,008.60	$6.18	$1,000.00	$1,018.65	$6.21	1.24%
LifePath 2030 Fund
Institutional	$1,000.00	$1,015.20	$3.55	$1,000.00	$1,021.27	$3.56	0.71%
Investor A	$1,000.00	$1,013.90	$4.79	$1,000.00	$1,020.03	$4.81	0.96%
Investor C	$1,000.00	$1,010.40	$8.52	$1,000.00	$1,016.31	$8.55	1.71%
Class K	$1,000.00	$1,017.30	$1.80	$1,000.00	$1,023.01	$1.81	0.36%
Class R	$1,000.00	$1,012.90	$6.04	$1,000.00	$1,018.79	$6.06	1.22%
LifePath 2040 Fund
Institutional	$1,000.00	$1,018.50	$3.35	$1,000.00	$1,021.47	$3.36	0.67%
Investor A	$1,000.00	$1,016.90	$4.65	$1,000.00	$1,020.18	$4.66	0.93%
Investor C	$1,000.00	$1,013.70	$8.39	$1,000.00	$1,016.46	$8.40	1.68%
Class K	$1,000.00	$1,019.90	$1.65	$1,000.00	$1,023.16	$1.66	0.32%
Class R	$1,000.00	$1,016.00	$5.90	$1,000.00	$1,018.94	$5.91	1.18%
LifePath 2050 Fund
Institutional	$1,000.00	$1,019.50	$3.35	$1,000.00	$1,021.47	$3.36	0.66%
Investor A	$1,000.00	$1,018.30	$4.60	$1,000.00	$1,020.23	$4.61	0.92%
Investor C	$1,000.00	$1,014.30	$8.34	$1,000.00	$1,016.51	$8.35	1.67%
Class K	$1,000.00	$1,021.20	$1.60	$1,000.00	$1,023.21	$1.61	0.31%
Class R	$1,000.00	$1,016.70	$5.85	$1,000.00	$1,018.99	$5.86	1.17%
[1]

For each class of the LifePath Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because each LifePath Fund invests significantly in a LifePath Master Portfolio, the expense examples reflect the net expenses of both the LifePath Fund and the LifePath Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK FUNDS III	JUNE 30, 2015	17

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock LifePath Retirement Fund	BlackRock LifePath 2020 Fund	BlackRock LifePath 2030 Fund	BlackRock LifePath 2040 Fund	BlackRock LifePath 2050 Fund

Assets
Investments at value — from the applicable LifePath Master Portfolio[1]	$318,358,083	$715,843,903	$683,768,489	$578,894,547	$187,821,695
Receivables:
Withdrawals from the LifePath Master Portfolio	14,305,020	23,302,689	24,326,535	48,133,224	8,271,175
Capital shares sold	208,353	529,675	633,104	1,458,837	784,286

Total assets	332,871,456	739,676,267	708,728,128	628,486,608	196,877,156

Liabilities
Payables:
Capital shares redeemed	14,513,373	23,832,364	24,959,639	49,592,061	9,055,461
Administration fees	107,890	301,910	289,786	257,662	79,480
Service and distribution fees	27,999	74,562	75,124	56,128	16,766
Professional fees	7,979	7,901	7,910	7,927	8,011
Income dividends	20,387	50,867	45,582	26,704	8,647
Capital gains distributions	70,519	175,217	150,190	75,952	16,423

Total liabilities	14,748,147	24,442,821	25,528,231	50,016,434	9,184,788

Net Assets	$318,123,309	$715,233,446	$683,199,897	$578,470,174	$187,692,368

Net Assets Consist of
Paid-in capital	$281,799,251	$621,498,809	$617,842,795	$480,942,713	$172,855,195
Undistributed (distributions in excess of) net investment income	(1,431,879)	(2,691,913)	(1,176,446)	(320,560)	34,996
Accumulated net realized gain (loss) allocated from the LifePath Master Portfolio	(196,100)	(12,424,649)	(13,880,795)	(3,267,950)	5,432,281
Net unrealized appreciation (depreciation) allocated from the LifePath Master Portfolio	37,952,037	108,851,199	80,414,343	101,115,971	9,369,896

Net Assets	$318,123,309	$715,233,446	$683,199,897	$578,470,174	$187,692,368

Net Asset Value
Institutional:
Net assets	$183,212,090	$355,149,370	$324,552,613	$309,803,325	$109,059,189

Shares outstanding[2]	16,709,103	22,868,359	22,157,687	16,860,371	5,542,829

Net asset value	$10.96	$15.53	$14.65	$18.37	$19.68

Investor A:
Net assets	$124,123,205	$333,326,426	$333,101,813	$248,432,158	$75,117,405

Shares outstanding[2]	12,581,180	23,025,163	23,436,603	14,449,560	3,822,683

Net asset value	$9.87	$14.48	$14.21	$17.19	$19.65

Investor C:
Net assets	$1,527,085	$2,990,658	$3,867,285	$2,693,374	$777,836

Shares outstanding[2]	140,665	194,620	267,708	148,183	39,890

Net asset value	$10.86	$15.37	$14.45	$18.18	$19.50

Class K:
Net assets	$8,391,505	$20,243,258	$19,031,811	$16,076,751	$1,523,813

Shares outstanding[2]	767,244	1,306,883	1,300,060	870,745	77,156

Net asset value	$10.94	$15.49	$14.64	$18.46	$19.75

Class R:
Net assets	$869,424	$3,523,734	$2,646,375	$1,464,566	$1,214,125

Shares outstanding[2]	79,778	227,905	182,005	80,105	61,907

Net asset value	$10.90	$15.46	$14.54	$18.28	$19.61

[1] Cost — from the applicable LifePath Master Portfolio	$280,406,046	$606,992,704	$603,354,146	$477,778,576	$178,451,799

[2] No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock LifePath Retirement Fund	BlackRock LifePath 2020 Fund	BlackRock LifePath 2030 Fund	BlackRock LifePath 2040 Fund	BlackRock LifePath 2050 Fund

Investment Income
Net investment income allocated from the applicable LifePath Master Portfolio:
Interest — affiliated	$2,476,469	$4,492,331	$2,416,281	$653,623	$56,527
Dividends — affiliated	1,376,716	4,438,359	6,257,258	7,091,695	2,191,463
Securities lending — affiliated — net	6,087	18,723	26,143	26,938	10,007
Expenses	(1,004,662)	(2,332,119)	(2,212,607)	(1,923,206)	(557,351)
Fees waived	551,064	1,366,699	1,418,255	1,327,422	397,396

Total income	3,405,674	7,983,993	7,905,330	7,176,472	2,098,042

Fund Expenses
Administration — Institutional	534,720	1,095,317	1,018,310	1,016,392	291,807
Administration — Investor A	337,140	893,391	869,530	663,249	184,848
Administration — Investor C	3,482	7,230	8,203	6,251	1,713
Administration — Class K	2,689	8,020	7,892	4,488	1,046
Administration — Class R	2,173	7,436	6,904	3,316	2,921
Service — Investor A	168,549	446,716	435,127	331,970	92,589
Service and distribution — Investor C	6,975	14,468	16,465	12,535	3,440
Service and distribution — Class R	2,171	7,453	6,910	3,321	2,922
Professional	9,231	9,231	9,231	9,231	9,231
Miscellaneous	325	325	325	325	325

Total expenses	1,067,455	2,489,587	2,378,897	2,051,078	590,842
Less fees waived by the administrator	(36,406)	(9,231)	(9,231)	(9,231)	(9,231)

Total expenses after fees waived and/or reimbursed	1,031,049	2,480,356	2,369,666	2,041,847	581,611

Net investment income	2,374,625	5,503,637	5,535,664	5,134,625	1,516,431

Realized and Unrealized Gain (Loss) Allocated from the LifePath Master Portfolio
Net realized gain from investments, financial futures contracts, swaps and foreign currency transactions	5,929,968	18,100,925	20,202,020	19,322,760	6,061,214
Net change in unrealized depreciation on investments, financial futures contracts, swaps and foreign currency translations	(4,695,024)	(12,087,499)	(11,409,728)	(9,373,330)	(3,923,506)

Net realized and unrealized gain	1,234,944	6,013,426	8,792,292	9,949,430	2,137,708

Net Increase in Net Assets Resulting from Operations	$3,609,569	$11,517,063	$14,327,956	$15,084,055	$3,654,139

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	19

Statements of Changes in Net Assets

	BlackRock LifePath Retirement Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$2,374,625	$6,420,547
Net realized gain	5,929,968	30,328,592
Net change in unrealized appreciation (depreciation)	(4,695,024)	(15,887,725)

Net increase in net assets resulting from operations	3,609,569	20,861,414

Distributions to Shareholders From[1]
Net investment income:
Institutional	(1,595,548)	(4,404,816)
Investor A	(1,024,557)	(2,300,181)
Investor C	(5,324)	(8,193)
Class K	(56,190)	(75,012)
Class R	(4,868)	(16,034)
Net realized gain:
Institutional	(2,036,096)	(20,795,931)
Investor A	(1,434,557)	(13,315,477)
Investor C	(15,729)	(110,551)
Class K	(86,899)	(275,163)
Class R	(9,056)	(89,990)

Decrease in net assets resulting from distributions to shareholders	(6,268,824)	(41,391,348)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(58,558,416)	(104,392,035)

Net Assets
Total decrease in net assets	(61,217,671)	(124,921,969)
Beginning of period	379,340,980	504,262,949

End of period	$318,123,309	$379,340,980

Distributions in excess of net investment income, end of period	$(1,431,879)	$(1,120,017)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Changes in Net Assets

	BlackRock LifePath 2020 Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$5,503,637	$14,100,507
Net realized gain	18,100,925	82,240,605
Net change in unrealized appreciation (depreciation)	(12,087,499)	(48,739,044)

Net increase in net assets resulting from operations	11,517,063	47,602,068

Distributions to Shareholders From[1]
Net investment income:
Institutional	(3,196,662)	(8,895,767)
Investor A	(2,566,745)	(5,462,819)
Investor C	(9,593)	(17,875)
Class K	(150,268)	(191,706)
Class R	(18,999)	(36,574)
Net realized gain:
Institutional	(4,071,539)	(51,643,775)
Investor A	(3,871,435)	(38,760,115)
Investor C	(32,592)	(293,404)
Class K	(218,574)	(973,553)
Class R	(38,204)	(274,368)

Decrease in net assets resulting from distributions to shareholders	(14,174,611)	(106,549,956)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(154,942,432)	(168,709,426)

Net Assets
Total decrease in net assets	(157,599,980)	(227,657,314)
Beginning of period	872,833,426	1,100,490,740

End of period	$715,233,446	$872,833,426

Distributions in excess of net investment income, end of period	$(2,691,913)	$(2,253,283)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	21

Statements of Changes in Net Assets

	BlackRock LifePath 2030 Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$5,535,664	$13,273,261
Net realized gain	20,202,020	89,981,059
Net change in unrealized appreciation (depreciation)	(11,409,728)	(56,323,113)

Net increase in net assets resulting from operations	14,327,956	46,931,207

Distributions to Shareholders From[1]
Net investment income:
Institutional	(2,959,656)	(8,716,567)
Investor A	(2,373,721)	(5,155,801)
Investor C	(12,756)	(19,700)
Class K	(145,229)	(210,259)
Class R	(14,499)	(38,613)
Net realized gain:
Institutional	(3,938,416)	(55,632,148)
Investor A	(3,915,955)	(42,009,267)
Investor C	(44,541)	(348,719)
Class K	(215,523)	(1,143,468)
Class R	(30,267)	(361,514)

Decrease in net assets resulting from distributions to shareholders	(13,650,563)	(113,636,056)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(132,646,559)	(163,153,810)

Net Assets
Total decrease in net assets	(131,969,166)	(229,858,659)
Beginning of period	815,169,063	1,045,027,722

End of period	$683,199,897	$815,169,063

Distributions in excess of net investment income, end of period	$(1,176,446)	$(1,206,249)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Changes in Net Assets

	BlackRock LifePath 2040 Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$5,134,625	$11,459,541
Net realized gain	19,322,760	84,054,967
Net change in unrealized appreciation (depreciation)	(9,373,330)	(54,209,797)

Net increase in net assets resulting from operations	15,084,055	41,304,711

Distributions to Shareholders From[1]
Net investment income:
Institutional	(2,846,242)	(7,938,976)
Investor A	(1,792,521)	(3,937,683)
Investor C	(8,425)	(13,501)
Class K	(112,437)	(110,778)
Class R	(7,788)	(15,968)
Net realized gain:
Institutional	(3,816,001)	(55,495,147)
Investor A	(2,863,234)	(33,978,812)
Investor C	(29,125)	(269,943)
Class K	(171,275)	(629,230)
Class R	(15,766)	(149,272)

Decrease in net assets resulting from distributions to shareholders	(11,662,814)	(102,539,310)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(131,730,637)	(119,373,132)

Net Assets
Total decrease in net assets	(128,309,396)	(180,607,731)
Beginning of period	706,779,570	887,387,301

End of period	$578,470,174	$706,779,570

Distributions in excess of net investment income, end of period	$(320,560)	$(687,772)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	23

Statements of Changes in Net Assets

	BlackRock LifePath 2050 Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$1,516,431	$2,706,534
Net realized gain	6,061,214	18,096,514
Net change in unrealized appreciation (depreciation)	(3,923,506)	(12,262,296)

Net increase in net assets resulting from operations	3,654,139	8,540,752

Distributions to Shareholders From[1]
Net investment income:
Institutional	(863,356)	(1,788,582)
Investor A	(461,049)	(928,790)
Investor C	(2,353)	(3,293)
Class K	(13,294)	(22,890)
Class R	(5,955)	(16,004)
Net realized gain:
Institutional	(862,599)	(13,592,448)
Investor A	(552,353)	(8,614,787)
Investor C	(5,769)	(72,196)
Class K	(11,136)	(152,131)
Class R	(8,957)	(147,025)

Decrease in net assets resulting from distributions to shareholders	(2,786,821)	(25,338,146)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	4,688,625	(32,842,244)

Net Assets
Total increase (decrease) in net assets	5,555,943	(49,639,638)
Beginning of period	182,136,425	231,776,063

End of period	$187,692,368	$182,136,425

Undistributed (distributions in excess of) net investment income, end of period	$34,996	$(135,428)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	BlackRock LifePath Retirement Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$11.07		$11.72		$11.80		$11.39		$11.55		$10.80

Net investment income[1]	0.08		0.18		0.16		0.20		0.27		0.23
Net realized and unrealized gain	0.02		0.38		0.57		0.77		0.18		0.76

Net increase from investment operations	0.10		0.56		0.73		0.97		0.45		0.99

Distributions from:[2]
Net investment income	(0.09)		(0.19)		(0.16)		(0.21)		(0.26)		(0.22)
Net realized gain	(0.12)		(1.02)		(0.65)		(0.35)		(0.35)		(0.02)

Total distributions	(0.21)		(1.21)		(0.81)		(0.56)		(0.61)		(0.24)

Net asset value, end of period	$10.96		$11.07		$11.72		$11.80		$11.39		$11.55

Total Return[3]
Based on net asset value	0.84%	[4]	4.75%		6.25%		8.61%		3.96%		9.33%

Ratios to Average Net Assets[5]
Total expenses	0.75%	[6,7,8]	0.75%	[7,8]	0.76%	[7,8]	0.78%	[7,8]	0.77%	[7,8]	1.11%

Total expenses after fees waived and/or reimbursed	0.74%	[6,7,8]	0.75%	[7,8]	0.75%	[7,8]	0.78%	[7,8]	0.77%	[7,8]	0.76%

Net investment income	1.43%	[6,7,8]	1.52%	[7,8]	1.34%	[7,8]	1.70%	[7,8]	2.27%	[7,8]	2.10%

Supplemental Data
Net assets, end of period (000)	$183,212		$234,280		$342,615		$390,150		$431,982		$490,419

Portfolio turnover rate of the LifePath Master Portfolio	12%	[9]	14%	[9]	17%	[9]	4%	[10]	4%	[10]	4% [10]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.31%, 0.31%, 0.30%, 0.29% and 0.30% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.10%	0.10%	0.10%	0.08%	0.08%

[9]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 13%, 20% and 14% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	25

Financial Highlights (continued)	BlackRock LifePath Retirement Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$9.99		$10.69		$10.84		$10.50		$10.71		$10.03

Net investment income[1]	0.06		0.14		0.12		0.16		0.22		0.19
Net realized and unrealized gain	0.02		0.35		0.51		0.72		0.16		0.71

Net increase from investment operations	0.08		0.49		0.63		0.88		0.38		0.90

Distributions from:[2]
Net investment income	(0.08)		(0.17)		(0.13)		(0.19)		(0.24)		(0.20)
Net realized gain	(0.12)		(1.02)		(0.65)		(0.35)		(0.35)		(0.02)

Total distributions	(0.20)		(1.19)		(0.78)		(0.54)		(0.59)		(0.22)

Net asset value, end of period	$9.87		$9.99		$10.69		$10.84		$10.50		$10.71

Total Return[3]
Based on net asset value	0.74%	[4]	4.56%		5.94%		8.46%		3.60%		9.12%

Ratios to Average Net Assets[5]
Total expenses	1.00%	[6,7,8]	1.01%	[7,8]	1.01%	[7,8]	1.03%	[7,8]	1.02%	[7,8]	1.37%

Total expenses after fees waived and/or reimbursed	0.99%	[6,7,8]	1.00%	[7,8]	1.00%	[7,8]	1.03%	[7,8]	1.02%	[7,8]	1.02%

Net investment income	1.19%	[6,7,8]	1.27%	[7,8]	1.08%	[7,8]	1.47%	[7,8]	2.03%	[7,8]	1.86%

Supplemental Data
Net assets, end of period (000)	$124,123		$139,853		$155,402		$189,898		$183,967		$181,297

Portfolio turnover rate of the LifePath Master Portfolio	12%	[9]	14%	[9]	17%	[9]	4%	[10]	4%	[10]	4% [10]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.31%, 0.33%, 0.30%, 0.29% and 0.30% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.10%	0.10%	0.10%	0.08%	0.08%

[9]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 13%, 20% and 14% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock LifePath Retirement Fund

	Investor C
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,								Period May 3, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$10.97		$11.64		$11.76		$11.36		$11.55		$11.22

Net investment income[2]	0.03		0.07		0.04		0.08		0.17		0.09
Net realized and unrealized gain	0.02		0.36		0.56		0.77		0.16		0.37

Net increase from investment operations	0.05		0.43		0.60		0.85		0.33		0.46

Distributions from:[3]
Net investment income	(0.04)		(0.08)		(0.07)		(0.10)		(0.17)		(0.11)
Net realized gain	(0.12)		(1.02)		(0.65)		(0.35)		(0.35)		(0.02)

Total distributions	(0.16)		(1.10)		(0.72)		(0.45)		(0.52)		(0.13)

Net asset value, end of period	$10.86		$10.97		$11.64		$11.76		$11.36		$11.55

Total Return[4]
Based on net asset value	0.41%	[5]	3.70%		5.12%		7.55%		2.86%		4.22%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.76%	[7,8,9]	1.76%	[8,9]	1.77%	[8,9]	1.78%	[8,9]	1.78%	[8,9]	2.11%	[7]

Total expenses after fees waived and/or reimbursed	1.74%	[7,8,9]	1.75%	[8,9]	1.76%	[8,9]	1.78%	[8,9]	1.78%	[8,9]	1.77%	[7]

Net investment income	0.45%	[7,8,9]	0.56%	[8,9]	0.33%	[8,9]	0.70%	[8,9]	1.42%	[8,9]	1.23%[7]

Supplemental Data
Net assets, end of period (000)	$1,527		$1,295		$511		$135		$55		$21

Portfolio turnover rate of the LifePath Master Portfolio	12%	[10]	14%	[10]	17%	[10]	4%	[11]	4%	[11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.31%, 0.33%, 0.30%, 0.29% and 0.30% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.10%	0.10%	0.10%	0.08%	0.08%

[10]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 13%, 20% and 14% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	27

Financial Highlights (continued)	BlackRock LifePath Retirement Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$11.05		$11.69		$11.78		$11.37		$11.54		$10.78

Net investment income[1]	0.10		0.22		0.20		0.25		0.32		0.28
Net realized and unrealized gain	0.02		0.39		0.56		0.77		0.17		0.76

Net increase from investment operations	0.12		0.61		0.76		1.02		0.49		1.04

Distributions from:[2]
Net investment income	(0.11)		(0.23)		(0.20)		(0.26)		(0.31)		(0.26)
Net realized gain	(0.12)		(1.02)		(0.65)		(0.35)		(0.35)		(0.02)

Total distributions	(0.23)		(1.25)		(0.85)		(0.61)		(0.66)		(0.28)

Net asset value, end of period	$10.94		$11.05		$11.69		$11.78		$11.37		$11.54

Total Return[3]
Based on net asset value	1.04%	[4]	5.24%		6.54%		9.03%		4.27%		9.82%

Ratios to Average Net Assets[5]
Total expenses	0.42%	[6,7,8]	0.40%	[7,8]	0.40%	[7,8]	0.43%	[7,8]	0.44%	[7,8]	0.76%

Total expenses after fees waived and/or reimbursed	0.41%	[6,7,8]	0.40%	[7,8]	0.40%	[7,8]	0.43%	[7,8]	0.43%	[7,8]	0.41%

Net investment income	1.87%	[6,7,8]	1.86%	[7,8]	1.67%	[7,8]	2.07%	[7,8]	2.69%	[7,8]	2.49%

Supplemental Data
Net assets, end of period (000)	$8,392		$3,019		$3,675		$7,378		$4,309		$769

Portfolio turnover rate of the LifePath Master Portfolio	12%	[9]	14%	[9]	17%	[9]	4%	[10]	4%	[10]	4% [10]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%, 0.33%, 0.30%, 0.30% and 0.29% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.10%	0.10%	0.10%	0.08%	0.08%

[9]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 13%, 20% and 14% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock LifePath Retirement Fund

	Class R
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,								Period May 3, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.01		$11.65		$11.75		$11.36		$11.54		$11.22

Net investment income[2]	0.05		0.12		0.10		0.17		0.21		0.14
Net realized and unrealized gain	0.02		0.38		0.55		0.76		0.17		0.36

Net increase from investment operations	0.07		0.50		0.65		0.93		0.38		0.50

Distributions from:[3]
Net investment income	(0.06)		(0.12)		(0.10)		(0.19)		(0.21)		(0.16)
Net realized gain	(0.12)		(1.02)		(0.65)		(0.35)		(0.35)		(0.02)

Total distributions	(0.18)		(1.14)		(0.75)		(0.54)		(0.56)		(0.18)

Net asset value, end of period	$10.90		$11.01		$11.65		$11.75		$11.36		$11.54

Total Return[4]
Based on net asset value	0.61%	[5]	4.25%		5.61%		8.26%		3.32%		4.55%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.25%	[7,8,9]	1.25%	[8,9]	1.26%	[8,9]	1.27%	[8,9]	1.28%	[8,9]	1.61%	[7]

Total expenses after fees waived and/or reimbursed	1.24%	[7,8,9]	1.25%	[8,9]	1.25%	[8,9]	1.26%	[8,9]	1.27%	[8,9]	1.26%	[7]

Net investment income	0.95%	[7,8,9]	0.98%	[8,9]	0.85%	[8,9]	1.38%	[8,9]	1.76%	[8,9]	1.84%[7]

Supplemental Data
Net assets, end of period (000)	$869		$895		$2,060		$2,609		$41		$33

Portfolio turnover rate of the LifePath Master Portfolio	12%	[10]	14%	[10]	17%	[10]	4%	[11]	4%	[11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.31%, 0.31%, 0.30%, 0.32% and 0.29% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.10%	0.10%	0.10%	0.08%	0.08%

[10]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 13%, 20% and 14% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	29

Financial Highlights	BlackRock LifePath 2020 Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$15.65		$16.75		$16.42		$15.22		$15.92		$14.62

Net investment income[1]	0.11		0.26		0.25		0.29		0.33		0.29
Net realized and unrealized gain (loss)	0.06		0.58		1.32		1.38		(0.09)		1.28

Net increase from investment operations	0.17		0.84		1.57		1.67		0.24		1.57

Distributions from:[2]
Net investment income	(0.12)		(0.26)		(0.26)		(0.29)		(0.33)		(0.27)
Net realized gain	(0.17)		(1.68)		(0.98)		(0.18)		(0.61)		—

Total distributions	(0.29)		(1.94)		(1.24)		(0.47)		(0.94)		(0.27)

Net asset value, end of period	$15.53		$15.65		$16.75		$16.42		$15.22		$15.92

Total Return[3]
Based on net asset value	1.10%	[4]	5.06%		9.67%		10.99%		1.46%		10.90%

Ratios to Average Net Assets[5]
Total expenses	0.74%	[6,7,8]	0.74%	[7,8]	0.73%	[7,8]	0.75%	[7,8]	0.75%	[7,8]	1.08%

Total expenses after fees waived and/or reimbursed	0.74%	[6,7,8]	0.74%	[7,8]	0.73%	[7,8]	0.75%	[7,8]	0.74%	[7,8]	0.73%

Net investment income	1.46%	[6,7,8]	1.50%	[7,8]	1.47%	[7,8]	1.77%	[7,8]	2.05%	[7,8]	1.95%

Supplemental Data
Net assets, end of period (000)	$355,149		$490,447		$698,251		$688,545		$752,092		$843,339

Portfolio turnover rate of the LifePath Master Portfolio	10%	[9]	21%	[9]	19%	[9]	5%	[10]	5%	[10]	4% [10]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%, 0.34%, 0.32%, 0.32% and 0.32% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.11%	0.11%	0.12%	0.11%	0.11%

[9]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15%, 23% and 13% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock LifePath 2020 Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$14.61		$15.77		$15.53		$14.43		$15.14		$13.93

Net investment income[1]	0.09		0.20		0.19		0.24		0.28		0.24
Net realized and unrealized gain (loss)	0.06		0.55		1.25		1.30		(0.09)		1.21

Net increase from investment operations	0.15		0.75		1.44		1.54		0.19		1.45

Distributions from:[2]
Net investment income	(0.11)		(0.23)		(0.22)		(0.26)		(0.29)		(0.24)
Net realized gain	(0.17)		(1.68)		(0.98)		(0.18)		(0.61)		—

Total distributions	(0.28)		(1.91)		(1.20)		(0.44)		(0.90)		(0.24)

Net asset value, end of period	$14.48		$14.61		$15.77		$15.53		$14.43		$15.14

Total Return[3]
Based on net asset value	1.02%[4]		4.79%		9.39%		10.67%		1.26%		10.56%

Ratios to Average Net Assets[5]
Total expenses	0.99%	[6,7,8]	0.99%	[7,8]	0.98%	[7,8]	1.00%	[7,8]	1.00%	[7,8]	1.34%

Total expenses after fees waived and/or reimbursed	0.99%	[6,7,8]	0.98%	[7,8]	0.98%	[7,8]	1.00%	[7,8]	1.00%	[7,8]	0.99%

Net investment income	1.23%	[6,7,8]	1.26%	[7,8]	1.21%	[7,8]	1.55%	[7,8]	1.82%	[7,8]	1.71%

Supplemental Data
Net assets, end of period (000)	$333,326		$367,281		$390,380		$410,926		$401,477		$376,851

Portfolio turnover rate of the LifePath Master Portfolio	10%	[9]	21%	[9]	19%	[9]	5%	[10]	5%	[10]	4% [10]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%, 0.35%, 0.32%, 0.32% and 0.32% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.11%	0.11%	0.12%	0.11%	0.11%

[9]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15%, 23% and 13% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	31

Financial Highlights (continued)	BlackRock LifePath 2020 Fund

	Investor C
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,								Period May 3, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.49		$16.62		$16.32		$15.16		$15.89		$15.29

Net investment income[2]	0.04		0.09		0.09		0.14		0.17		0.12
Net realized and unrealized gain (loss)	0.06		0.57		1.30		1.36		(0.09)		0.64

Net increase from investment operations	0.10		0.66		1.39		1.50		0.08		0.76

Distributions from:[3]
Net investment income	(0.05)		(0.11)		(0.11)		(0.16)		(0.20)		(0.16)
Net realized gain	(0.17)		(1.68)		(0.98)		(0.18)		(0.61)		—

Total distributions	(0.22)		(1.79)		(1.09)		(0.34)		(0.81)		(0.16)

Net asset value, end of period	$15.37		$15.49		$16.62		$16.32		$15.16		$15.89

Total Return[4]
Based on net asset value	0.65%	[5]	3.98%		8.58%		9.87%		0.47%		5.03%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.74%	[7,8,9]	1.74%	[8,9]	1.73%	[8,9]	1.75%	[8,9]	1.75%	[8,9]	2.09%	[7]

Total expenses after fees waived and/or reimbursed	1.74%	[7,8,9]	1.73%	[8,9]	1.73%	[8,9]	1.75%	[8,9]	1.75%	[8,9]	1.74%	[7]

Net investment income	0.49%	[7,8,9]	0.54%	[8,9]	0.51%	[8,9]	0.87%	[8,9]	1.05%	[8,9]	1.23%[7]

Supplemental Data
Net assets, end of period (000)	$2,991		$2,981		$2,193		$1,262		$301		$116

Portfolio turnover rate of the LifePath Master Portfolio	10%	[10]	21%	[10]	19%	[10]	5%	[11]	5%	[11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%, 0.36%, 0.32%, 0.32% and 0.32% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.11%	0.11%	0.12%	0.11%	0.11%

[10]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15%, 23% and 13% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock LifePath 2020 Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$15.61		$16.73		$16.39		$15.20		$15.91		$14.61

Net investment income[1]	0.15		0.32		0.30		0.35		0.40		0.34
Net realized and unrealized gain (loss)	0.06		0.57		1.33		1.37		(0.12)		1.28

Net increase from investment operations	0.21		0.89		1.63		1.72		0.28		1.62

Distributions from:[2]
Net investment income	(0.16)		(0.33)		(0.31)		(0.35)		(0.38)		(0.32)
Net realized gain	(0.17)		(1.68)		(0.98)		(0.18)		(0.61)		—

Total distributions	(0.33)		(2.01)		(1.29)		(0.53)		(0.99)		(0.32)

Net asset value, end of period	$15.49		$15.61		$16.73		$16.39		$15.20		$15.91

Total Return[3]
Based on net asset value	1.31%	[4]	5.35%		10.11%		11.36%		1.78%		11.28%

Ratio to Average Net Assets[5]
Total expenses	0.40%	[6,7,8]	0.39%	[7,8]	0.38%	[7,8]	0.40%	[7,8]	0.40%	[7,8]	0.74%

Total expenses after fees waived and/or reimbursed	0.39%	[6,7,8]	0.38%	[7,8]	0.37%	[7,8]	0.40%	[7,8]	0.40%	[7,8]	0.39%

Net investment income	1.96%	[6,7,8]	1.90%	[7,8]	1.77%	[7,8]	2.18%	[7,8]	2.47%	[7,8]	2.29%

Supplemental Data
Net assets, end of period (000)	$20,243		$9,545		$6,500		$11,609		$6,224		$2,485

Portfolio turnover rate of the LifePath Master Portfolio	10%	[9]	21%	[9]	19%	[9]	5%	[10]	5%	[10]	4% [10]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%, 0.36%, 0.32%, 0.32% and 0.32% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.11%	0.11%	0.12%	0.11%	0.11%

[9]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15%, 23% and 13% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	33

Financial Highlights (concluded)	BlackRock LifePath 2020 Fund

	Class R
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,								Period May 3, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.59		$16.70		$16.36		$15.20		$15.88		$15.29

Net investment income[2]	0.08		0.17		0.16		0.25		0.24		0.23
Net realized and unrealized gain (loss)	0.05		0.58		1.33		1.32		(0.07)		0.57

Net increase from investment operations	0.13		0.75		1.49		1.57		0.17		0.80

Distributions from:[3]
Net investment income	(0.09)		(0.18)		(0.17)		(0.23)		(0.24)		(0.21)
Net realized gain	(0.17)		(1.68)		(0.98)		(0.18)		(0.61)		—

Total distributions	(0.26)		(1.86)		(1.15)		(0.41)		(0.85)		(0.21)

Net asset value, end of period	$15.46		$15.59		$16.70		$16.36		$15.20		$15.88

Total Return[4]
Based on net asset value	0.86%	[5]	4.49%		9.20%		10.36%		1.06%		5.34%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.24%	[7,8,9]	1.24%	[8,9]	1.23%	[8,9]	1.25%	[8,9]	1.25%	[8,9]	1.58%	[7]

Total expenses after fees waived and/or reimbursed	1.24%	[7,8,9]	1.23%	[8,9]	1.23%	[8,9]	1.25%	[8,9]	1.25%	[8,9]	1.23%	[7]

Net investment income	1.02%	[7,8,9]	1.01%	[8,9]	0.94%	[8,9]	1.53%	[8,9]	1.51%	[8,9]	2.29%	[7]

Supplemental Data
Net assets, end of period (000)	$3,524		$2,580		$3,167		$2,862		$161		$81

Portfolio turnover rate of the LifePath Master Portfolio	10%	[10]	21%	[10]	19%	[10]	5%	[11]	5%	[11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%, 0.35%, 0.32%, 0.33% and 0.32% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.11%	0.11%	0.12%	0.11%	0.11%

[10]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15%, 23% and 13% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	BlackRock LifePath 2030 Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$14.71		$16.01		$15.25		$14.11		$14.63	$13.31

Net investment income[1]	0.11		0.24		0.26		0.28		0.28	0.25
Net realized and unrealized gain (loss)	0.11		0.61		1.80		1.56		(0.37)	1.31

Net increase (decrease) from investment operations	0.22		0.85		2.06		1.84		(0.09)	1.56

Distributions from:[2]
Net investment income	(0.11)		(0.26)		(0.26)		(0.28)		(0.27)	(0.24)
Net realized gain	(0.17)		(1.89)		(1.04)		(0.42)		(0.16)	—

Total distributions	(0.28)		(2.15)		(1.30)		(0.70)		(0.43)	(0.24)

Net asset value, end of period	$14.65		$14.71		$16.01		$15.25		$14.11	$14.63

Total Return[3]
Based on net asset value	1.52%	[4]	5.32%		13.66%		13.09%		(0.63)%	11.86%

Ratios to Average Net Assets[5]
Total expenses	0.71%	[6,7,8]	0.71%	[7,8]	0.70%	[7,8]	0.73%	[7,8]	0.73% [7,8]	1.07%

Total expenses after fees waived and/or reimbursed	0.71%	[6,7,8]	0.71%	[7,8]	0.70%	[7,8]	0.73%	[7,8]	0.72% [7,8]	0.70%

Net investment income	1.53%	[6,7,8]	1.50%	[7,8]	1.62%	[7,8]	1.84%	[7,8]	1.88% [7,8]	1.85%

Supplemental Data
Net assets, end of period (000)	$324,553		$449,354		$674,558		$630,131		$642,867	$696,817

Portfolio turnover rate of the LifePath Master Portfolio	12%	[9]	33%	[9]	22%	[9]	5%	[10]	7% [10]	3% [10]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.37%, 0.37%, 0.33%, 0.34% and 0.34% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.15%	0.14%	0.15%	0.13%	0.13%

[9]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 16%, 20% and 10% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	35

Financial Highlights (continued)	BlackRock LifePath 2030 Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$14.28		$15.62		$14.90		$13.81		$14.33	$13.05

Net investment income[1]	0.10		0.20		0.21		0.24		0.24	0.21
Net realized and unrealized gain (loss)	0.10		0.58		1.77		1.52		(0.36)	1.28

Net increase (decrease) from investment operations	0.20		0.78		1.98		1.76		(0.12)	1.49

Distributions from:[2]
Net investment income	(0.10)		(0.23)		(0.22)		(0.25)		(0.24)	(0.21)
Net realized gain	(0.17)		(1.89)		(1.04)		(0.42)		(0.16)	—

Total distributions	(0.27)		(2.12)		(1.26)		(0.67)		(0.40)	(0.21)

Net asset value, end of period	$14.21		$14.28		$15.62		$14.90		$13.81	$14.33

Total Return[3]
Based on net asset value	1.39%	[4]	4.98%		13.44%		12.75%		(0.87)%	11.53%

Ratios to Average Net Assets[5]
Total expenses	0.96%	[6,7,8]	0.96%	[7,8]	0.95%	[7,8]	0.98%	[7,8]	0.98% [7,8]	1.32%

Total expenses after fees waived and/or reimbursed	0.96%	[6,7,8]	0.96%	[7,8]	0.95%	[7,8]	0.98%	[7,8]	0.97% [7,8]	0.96%

Net investment income	1.31%	[6,7,8]	1.28%	[7,8]	1.36%	[7,8]	1.62%	[7,8]	1.65% [7,8]	1.60%

Supplemental Data
Net assets, end of period (000)	$333,102		$350,201		$356,117		$343,885		$339,249	$307,189

Portfolio turnover rate of the LifePath Master Portfolio	12%	[9]	33%	[9]	22%	[9]	5%	[10]	7% [10]	3% [10]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.37%, 0.37%, 0.33%, 0.34% and 0.34% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.15%	0.14%	0.15%	0.13%	0.13%

[9]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 16%, 20% and 10% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock LifePath 2030 Fund

	Investor C
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period May 3, 2010[1] to Decmber 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.52		$15.85		$15.13		$14.05		$14.62	$13.97

Net investment income[2]	0.05		0.09		0.13		0.16		0.14	0.10
Net realized and unrealized gain (loss)	0.10		0.58		1.76		1.51		(0.38)	0.67

Net increase (decrease) from investment operations	0.15		0.67		1.89		1.67		(0.24)	0.77

Distributions from:[3]
Net investment income	(0.05)		(0.11)		(0.13)		(0.17)		(0.17)	(0.12)
Net realized gain	(0.17)		(1.89)		(1.04)		(0.42)		(0.16)	—

Total distributions	(0.22)		(2.00)		(1.17)		(0.59)		(0.33)	(0.12)

Net asset value, end of period	$14.45		$14.52		$15.85		$15.13		$14.05	$14.62

Total Return[4]
Based on net asset value	1.04%	[5]	4.23%		12.59%		11.92%		(1.63)%	5.64%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.71%	[7,8,9]	1.71%	[8,9]	1.71%	[8,9]	1.72%	[8,9]	1.74% [8,9]	2.07%	[7]

Total expenses after fees waived and/or reimbursed	1.71%	[7,8,9]	1.71%	[8,9]	1.71%	[8,9]	1.72%	[8,9]	1.74% [8,9]	1.71%	[7]

Net investment income	0.62%	[7,8,9]	0.55%	[8,9]	0.79%	[8,9]	1.05%	[8,9]	1.01% [8,9]	1.09%[7]

Supplemental Data
Net assets, end of period (000)	$3,867		$3,053		$2,531		$1,010		$154	$21

Portfolio turnover rate of the LifePath Master Portfolio	12%	[10]	33%	[10]	22%	[10]	5%	[11]	7% [11]	3%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.37%, 0.38%, 0.34%, 0.35% and 0.34% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.15%	0.14%	0.15%	0.13%	0.13%

[10]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 16%, 20% and 10% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	37

Financial Highlights (continued)	BlackRock LifePath 2030 Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$14.70		$16.01		$15.25		$14.12		$14.63	$13.30

Net investment income[1]	0.16		0.31		0.31		0.34		0.35	0.29
Net realized and unrealized gain (loss)	0.10		0.60		1.81		1.55		(0.37)	1.32

Net increase (decrease) from investment operations	0.26		0.91		2.12		1.89		(0.02)	1.61

Distributions from:[2]
Net investment income	(0.15)		(0.33)		(0.32)		(0.34)		(0.33)	(0.28)
Net realized gain	(0.17)		(1.89)		(1.04)		(0.42)		(0.16)	—

Total distributions	(0.32)		(2.22)		(1.36)		(0.76)		(0.49)	(0.28)

Net asset value, end of period	$14.64		$14.70		$16.01		$15.25		$14.12	$14.63

Total Return[3]
Based on net asset value	1.73%	[4]	5.66%		14.05%		13.43%		(0.20)%	12.32%

Ratios to Average Net Assets[5]
Total expenses	0.36%	[6,7,8]	0.36%	[7,8]	0.35%	[7,8]	0.38%	[7,8]	0.38% [7,8]	0.72%

Total expenses after fees waived and/or reimbursed	0.36%	[6,7,8]	0.36%	[7,8]	0.35%	[7,8]	0.38%	[7,8]	0.38% [7,8]	0.35%

Net investment income	2.13%	[6,7,8]	1.89%	[7,8]	1.95%	[7,8]	2.26%	[7,8]	2.41% [7,8]	2.17%

Supplemental Data
Net assets, end of period (000)	$19,032		$9,518		$8,666		$11,077		$6,448	$1,849

Portfolio turnover rate of the LifePath Master Portfolio	12%	[9]	33%	[9]	22%	[9]	5%	[10]	7% [10]	3% [10]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.37%, 0.36%, 0.34%, 0.35% and 0.34% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.15%	0.14%	0.15%	0.13%	0.13%

[9]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 16%, 20% and 10% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock LifePath 2030 Fund

	Class R
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period May 3, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.60		$15.92		$15.17		$14.08		$14.60	$13.97

Net investment income[2]	0.08		0.17		0.18		0.28		0.20	0.22
Net realized and unrealized gain (loss)	0.11		0.59		1.80		1.47		(0.36)	0.60

Net increase (decrease) from investment operations	0.19		0.76		1.98		1.75		(0.16)	0.82

Distributions from:[3]
Net investment income	(0.08)		(0.19)		(0.19)		(0.24)		(0.20)	(0.19)
Net realized gain	(0.17)		(1.89)		(1.04)		(0.42)		(0.16)	—

Total distributions	(0.25)		(2.08)		(1.23)		(0.66)		(0.36)	(0.19)

Net asset value, end of period	$14.54		$14.60		$15.92		$15.17		$14.08	$14.60

Total Return[4]
Based on net asset value	1.29%	[5]	4.73%		13.14%		12.48%		(1.12)%	5.96%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.22%	[7,8,9]	1.21%	[8,9]	1.21%	[8,9]	1.22%	[8,9]	1.23% [8,9]	1.56%	[7]

Total expenses after fees waived and/or reimbursed	1.22%	[7,8,9]	1.21%	[8,9]	1.21%	[8,9]	1.22%	[8,9]	1.23% [8,9]	1.20%	[7]

Net investment income	1.07%	[7,8,9]	1.02%	[8,9]	1.15%	[8,9]	1.84%	[8,9]	1.41% [8,9]	2.39%[7]

Supplemental Data
Net assets, end of period (000)	$2,646		$3,044		$3,155		$2,088		$188	$75

Portfolio turnover rate of the LifePath Master Portfolio	12%	[10]	33%	[10]	22%	[10]	5%	[11]	7% [11]	3%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.37%, 0.34%, 0.34%, 0.35% and 0.34% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.15%	0.14%	0.15%	0.13%	0.13%

[10]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 16%, 20% and 10% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	39

Financial Highlights	BlackRock LifePath 2040 Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$18.37		$20.06		$18.62		$16.98		$17.78	$16.04

Net investment income[1]	0.15		0.31		0.35		0.35		0.31	0.28
Net realized and unrealized gain (loss)	0.19		0.79		2.77		2.14		(0.73)	1.73

Net increase (decrease) from investment operations	0.34		1.10		3.12		2.49		(0.42)	2.01

Distributions from:[2]
Net investment income	(0.14)		(0.32)		(0.34)		(0.36)		(0.30)	(0.27)
Net realized gain	(0.20)		(2.47)		(1.34)		(0.49)		(0.08)	—

Total distributions	(0.34)		(2.79)		(1.68)		(0.85)		(0.38)	(0.27)

Net asset value, end of period	$18.37		$18.37		$20.06		$18.62		$16.98	$17.78

Total Return[3]
Based on net asset value	1.85%	[4]	5.48%		16.92%		14.73%		(2.38)%	12.71%

Ratios to Average Net Assets[5]
Total expenses	0.68%	[6,7,8]	0.69%	[7,8]	0.69%	[7,8]	0.71%	[7,8]	0.71% [7,8]	1.06%

Total expenses after fees waived and/or reimbursed	0.67%	[6,7,8]	0.69%	[7,8]	0.68%	[7,8]	0.71%	[7,8]	0.70% [7,8]	0.69%

Net investment income	1.59%	[6,7,8]	1.51%	[7,8]	1.75%	[7,8]	1.91%	[7,8]	1.73% [7,8]	1.75%

Supplemental Data
Net assets, end of period (000)	$309,803		$434,049		$615,699		$536,902		$528,655	$556,626

Portfolio turnover rate of the LifePath Master Portfolio	10%	[9]	42%	[9]	26%	[9]	4%	[10]	8% [10]	4% [10]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.39%, 0.39%, 0.35%, 0.36% and 0.35% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.18%	0.16%	0.17%	0.15%	0.15%

[9]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 14%, 20% and 9% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock LifePath 2040 Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$17.22		$18.98		$17.69		$16.18		$16.97	$15.33

Net investment income[1]	0.12		0.25		0.28		0.30		0.25	0.23
Net realized and unrealized gain (loss)	0.17		0.75		2.64		2.02		(0.70)	1.65

Net increase (decrease) from investment operations	0.29		1.00		2.92		2.32		(0.45)	1.88

Distributions from:[2]
Net investment income	(0.12)		(0.29)		(0.29)		(0.32)		(0.26)	(0.24)
Net realized gain	(0.20)		(2.47)		(1.34)		(0.49)		(0.08)	—

Total distributions	(0.32)		(2.76)		(1.63)		(0.81)		(0.34)	(0.24)

Net asset value, end of period	$17.19		$17.22		$18.98		$17.69		$16.18	$16.97

Total Return[3]
Based on net asset value	1.69%	[4]	5.23%		16.70%		14.41%		(2.65)%	12.40%

Ratios to Average Net Assets[5]
Total expenses	0.93%	[6,7,8]	0.94%	[7,8]	0.94%	[7,8]	0.96%	[7,8]	0.96% [7,8]	1.31%

Total expenses after fees waived and/or reimbursed	0.93%	[6,7,8]	0.94%	[7,8]	0.93%	[7,8]	0.96%	[7,8]	0.95% [7,8]	0.94%

Net investment income	1.37%	[6,7,8]	1.30%	[7,8]	1.48%	[7,8]	1.69%	[7,8]	1.50% [7,8]	1.50%

Supplemental Data
Net assets, end of period (000)	$248,432		$264,312		$262,573		$247,317		$233,427	$224,164

Portfolio turnover rate of the LifePath Master Portfolio	10%	[9]	42%	[9]	26%	[9]	4%	[10]	8% [10]	4% [10]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.39%, 0.40%, 0.35%, 0.36% and 0.35% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.18%	0.16%	0.17%	0.15%	0.15%

[9]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 14%, 20% and 9% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	41

Financial Highlights (continued)	BlackRock LifePath 2040 Fund

	Investor C
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period May 3, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$18.19		$19.89		$18.49		$16.92		$17.77	$16.89

Net investment income[2]	0.06		0.11		0.17		0.21		0.13	0.12
Net realized and unrealized gain (loss)	0.19		0.79		2.73		2.08		(0.73)	0.90

Net increase (decrease) from investment operations	0.25		0.90		2.90		2.29		(0.60)	1.02

Distributions from:[3]
Net investment income	(0.06)		(0.13)		(0.16)		(0.23)		(0.17)	(0.14)
Net realized gain	(0.20)		(2.47)		(1.34)		(0.49)		(0.08)	—

Total distributions	(0.26)		(2.60)		(1.50)		(0.72)		(0.25)	(0.14)

Net asset value, end of period	$18.18		$18.19		$19.89		$18.49		$16.92	$17.77

Total Return[4]
Based on net asset value	1.37%	[5]	4.49%		15.80%		13.59%		(3.39)%	6.15%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.68%	[7,8,9]	1.69%	[8,9]	1.69%	[8,9]	1.71%	[8,9]	1.72% [8,9]	2.06%	[7]

Total expenses after fees waived and/or reimbursed	1.68%	[7,8,9]	1.69%	[8,9]	1.69%	[8,9]	1.71%	[8,9]	1.71% [8,9]	1.69%	[7]

Net investment income	0.67%	[7,8,9]	0.55%	[8,9]	0.85%	[8,9]	1.12%	[8,9]	0.72% [8,9]	1.11%	[7]

Supplemental Data
Net assets, end of period (000)	$2,693		$2,277		$1,944		$1,185		$98	$21

Portfolio turnover rate of the LifePath Master Portfolio	10%	[10]	42%	[10]	26%	[10]	4%	[11]	8% [11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.39%, 0.41%, 0.35%, 0.36% and 0.35% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.18%	0.16%	0.17%	0.15%	0.15%

[10]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 14%, 20% and 9% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock LifePath 2040 Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$18.47		$20.16		$18.69		$17.05		$17.84	$16.03

Net investment income[1]	0.24		0.39		0.41		0.44		0.46	0.39
Net realized and unrealized gain (loss)	0.13		0.79		2.81		2.12		(0.80)	1.70

Net increase (decrease) from investment operations	0.37		1.18		3.22		2.56		(0.34)	2.09

Distributions from:[2]
Net investment income	(0.18)		(0.40)		(0.41)		(0.43)		(0.37)	(0.28)
Net realized gain	(0.20)		(2.47)		(1.34)		(0.49)		(0.08)	—

Total distributions	(0.38)		(2.87)		(1.75)		(0.92)		(0.45)	(0.28)

Net asset value, end of period	$18.46		$18.47		$20.16		$18.69		$17.05	$17.84

Total Return[3]
Based on net asset value	1.99%	[4]	5.85%		17.41%		15.08%		(1.95)%	13.18%

Ratios to Average Net Assets[5]
Total expenses	0.33%	[6,7,8]	0.34%	[7,8]	0.33%	[7,8]	0.36%	[7,8]	0.37% [7,8]	0.70%

Total expenses after fees waived and/or reimbursed	0.32%	[6,7,8]	0.34%	[7,8]	0.33%	[7,8]	0.36%	[7,8]	0.36% [7,8]	0.33%

Net investment income	2.62%	[6,7,8]	1.90%	[7,8]	2.05%	[7,8]	2.36%	[7,8]	2.60% [7,8]	2.34%

Supplemental Data
Net assets, end of period (000)	$16,077		$4,980		$5,733		$8,038		$4,749	$144

Portfolio turnover rate of the LifePath Master Portfolio	10%	[9]	42%	[9]	26%	[9]	4%	[10]	8% [10]	4% [10]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%, 0.40%, 0.35%, 0.36% and 0.35% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.18%	0.16%	0.17%	0.15%	0.15%

[9]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 14%, 20% and 9% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	43

Financial Highlights (concluded)	BlackRock LifePath 2040 Fund

	Class R
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period May 3, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$18.29		$19.98		$18.54		$16.93		$17.74	$16.89

Net investment income[2]	0.11		0.20		0.22		0.34		0.23	0.34
Net realized and unrealized gain (loss)	0.18		0.80		2.78		2.05		(0.74)	0.73

Net increase (decrease) from investment operations	0.29		1.00		3.00		2.39		(0.51)	1.07

Distributions from:[3]
Net investment income	(0.10)		(0.22)		(0.22)		(0.29)		(0.22)	(0.22)
Net realized gain	(0.20)		(2.47)		(1.34)		(0.49)		(0.08)	—

Total distributions	(0.30)		(2.69)		(1.56)		(0.78)		(0.30)	(0.22)

Net asset value, end of period	$18.28		$18.29		$19.98		$18.54		$16.93	$17.74

Total Return[4]
Based on net asset value	1.60%	[5]	4.96%		16.33%		14.19%		(2.88)%	6.47%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.18%	[7,8,9]	1.19%	[8,9]	1.19%	[8,9]	1.21%	[8,9]	1.22% [8,9]	1.55%	[7]

Total expenses after fees waived and/or reimbursed	1.18%	[7,8,9]	1.19%	[8,9]	1.18%	[8,9]	1.21%	[8,9]	1.22% [8,9]	1.19%	[7]

Net investment income	1.18%	[7,8,9]	1.01%	[8,9]	1.12%	[8,9]	1.83%	[8,9]	1.35% [8,9]	3.13%	[7]

Supplemental Data
Net assets, end of period (000)	$1,465		$1,162		$1,438		$1,917		$460	$126

Portfolio turnover rate of the LifePath Master Portfolio	10%	[10]	42%	[10]	26%	[10]	4%	[11]	8% [11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.39%, 0.39%, 0.35%, 0.37% and 0.35% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.18%	0.16%	0.17%	0.15%	0.15%

[10]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 14%, 20% and 9% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	BlackRock LifePath 2050 Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$19.59		$21.37		$19.18		$17.16		$18.58	$16.81

Net investment income[1]	0.17		0.33		0.41		0.37		0.31	0.31
Net realized and unrealized gain (loss)	0.22		0.89		3.36		2.37		(0.99)	1.91

Net increase (decrease) from investment operations	0.39		1.22		3.77		2.74		(0.68)	2.22

Distributions from:[2]
Net investment income	(0.15)		(0.34)		(0.39)		(0.37)		(0.29)	(0.28)
Net realized gain	(0.15)		(2.66)		(1.19)		(0.35)		(0.45)	(0.17)

Total distributions	(0.30)		(3.00)		(1.58)		(0.72)		(0.74)	(0.45)

Net asset value, end of period	$19.68		$19.59		$21.37		$19.18		$17.16	$18.58

Total Return[3]
Based on net asset value	1.95%	[4]	5.73%		19.82%		16.05%		(3.78)%	13.43%

Ratios to Average Net Assets[5]
Total expenses	0.67%	[6,7,8]	0.68%	[7,8]	0.71%	[7,8]	0.72%	[7,8]	0.71% [7,8]	1.09%

Total expenses after fees waived and/or reimbursed	0.66%	[6,7,8]	0.67%	[7,8]	0.70%	[7,8]	0.71%	[7,8]	0.68% [7,8]	0.67%

Net investment income	1.66%	[6,7,8]	1.51%	[7,8]	1.97%	[7,8]	1.99%	[7,8]	1.69% [7,8]	1.83%

Supplemental Data
Net assets, end of period (000)	$109,059		$108,741		$166,385		$106,813		$70,555	$50,613

Portfolio turnover rate of the LifePath Master Portfolio	11%	[9]	48%	[9]	28%	[9]	5%	[10]	13% [10]	5% [10]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.41%, 0.41%, 0.36%, 0.39% and 0.40% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.19%	0.17%	0.15%	0.15%	0.17%

[9]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15%, 19% and 12% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	45

Financial Highlights (continued)	BlackRock LifePath 2050 Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$19.56		$21.35		$19.17		$17.15		$18.58	$16.82

Net investment income[1]	0.14		0.28		0.35		0.33		0.26	0.28
Net realized and unrealized gain (loss)	0.22		0.89		3.36		2.36		(0.99)	1.90

Net increase (decrease) from investment operations	0.36		1.17		3.71		2.69		(0.73)	2.18

Distributions from:[2]
Net investment income	(0.12)		(0.30)		(0.34)		(0.32)		(0.25)	(0.25)
Net realized gain	(0.15)		(2.66)		(1.19)		(0.35)		(0.45)	(0.17)

Total distributions	(0.27)		(2.96)		(1.53)		(0.67)		(0.70)	(0.42)

Net asset value, end of period	$19.65		$19.56		$21.35		$19.17		$17.15	$18.58

Total Return[3]
Based on net asset value	1.83%	[4]	5.47%		19.48%		15.80%		(4.06)%	13.14%

Ratios to Average Net Assets[5]
Total expenses	0.93%	[6,7,8]	0.93%	[7,8]	0.96%	[7,8]	0.97%	[7,8]	0.96% [7,8]	1.34%

Total expenses after fees waived and/or reimbursed	0.92%	[6,7,8]	0.92%	[7,8]	0.95%	[7,8]	0.96%	[7,8]	0.94% [7,8]	0.92%

Net investment income	1.41%	[6,7,8]	1.30%	[7,8]	1.67%	[7,8]	1.77%	[7,8]	1.44% [7,8]	1.67%

Supplemental Data
Net assets, end of period (000)	$75,117		$70,442		$62,891		$46,189		$32,617	$18,809

Portfolio turnover rate of the LifePath Master Portfolio	11%	[9]	48%	[9]	28%	[9]	5%	[10]	13% [10]	5% [10]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.41%, 0.42%, 0.36%, 0.39% and 0.40% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.19%	0.17%	0.15%	0.15%	0.17%

[9]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15%, 19% and 12% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock LifePath 2050 Fund

	Investor C
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period May 3, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$19.43		$21.23		$19.10		$17.10		$18.57	$17.75

Net investment income[2]	0.07		0.12		0.24		0.17		0.12	0.12
Net realized and unrealized gain (loss)	0.21		0.87		3.30		2.37		(0.99)	1.02

Net increase (decrease) from investment operations	0.28		0.99		3.54		2.54		(0.87)	1.14

Distributions from:[3]
Net investment income	(0.06)		(0.13)		(0.22)		(0.19)		(0.15)	(0.15)
Net realized gain	(0.15)		(2.66)		(1.19)		(0.35)		(0.45)	(0.17)

Total distributions	(0.21)		(2.79)		(1.41)		(0.54)		(0.60)	(0.32)

Net asset value, end of period	$19.50		$19.43		$21.23		$19.10		$17.10	$18.57

Total Return[4]
Based on net asset value	1.43%	[5]	4.67%		18.60%		14.93%		(4.76)%	6.55%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.68%	[7,8,9]	1.69%	[8,9]	1.72%	[8,9]	1.72%	[8,9]	1.71% [8,9]	2.07%	[7]

Total expenses after fees waived and/or reimbursed	1.67%	[7,8,9]	1.68%	[8,9]	1.71%	[8,9]	1.70%	[8,9]	1.69% [8,9]	1.64%	[7]

Net investment income	0.70%	[7,8,9]	0.55%	[8,9]	1.14%	[8,9]	0.91%	[8,9]	0.63% [8,9]	1.04%	[7]

Supplemental Data
Net assets, end of period (000)	$778		$605		$553		$118		$39	$21

Portfolio turnover rate of the LifePath Master Portfolio	11%	[10]	48%	[10]	28%	[10]	5%	[11]	13% [11]	5%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.41%, 0.42%, 0.36%, 0.39% and 0.40% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.19%	0.17%	0.15%	0.15%	0.17%

[10]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15%, 19% and 12% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	47

Financial Highlights (continued)	BlackRock LifePath 2050 Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$19.66		$21.44		$19.24		$17.20		$18.63	$16.85

Net investment income[1]	0.21		0.42		0.57		0.45		0.47	0.37
Net realized and unrealized gain (loss)	0.21		0.89		3.28		2.37		(1.10)	1.91

Net increase (decrease) from investment operations	0.42		1.31		3.85		2.82		(0.63)	2.28

Distributions from:[2]
Net investment income	(0.18)		(0.43)		(0.46)		(0.43)		(0.35)	(0.33)
Net realized gain	(0.15)		(2.66)		(1.19)		(0.35)		(0.45)	(0.17)

Total distributions	(0.33)		(3.09)		(1.65)		(0.78)		(0.80)	(0.50)

Net asset value, end of period	$19.75		$19.66		$21.44		$19.24		$17.20	$18.63

Total Return[3]
Based on net asset value	2.12%	[4]	6.12%		20.19%		16.53%		(3.48)%	13.79%

Ratios to Average Net Assets[5]
Total expenses	0.32%	[6,7,8]	0.33%	[7,8]	0.36%	[7,8]	0.37%	[7,8]	0.36% [7,8]	0.76%

Total expenses after fees waived and/or reimbursed	0.31%	[6,7,8]	0.32%	[7,8]	0.35%	[7,8]	0.36%	[7,8]	0.34% [7,8]	0.33%

Net investment income	2.04%	[6,7,8]	1.95%	[7,8]	2.22%	[7,8]	2.38%	[7,8]	2.56% [7,8]	2.19%

Supplemental Data
Net assets, end of period (000)	$1,524		$1,257		$821		$1,018		$625	$86

Portfolio turnover rate of the LifePath Master Portfolio	11%	[9]	48%	[9]	28%	[9]	5%	[10]	13% [10]	5% [10]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.41%, 0.43%, 0.36%, 0.39% and 0.40% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.19%	0.17%	0.15%	0.15%	0.17%

[9]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[10]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15%, 19% and 12% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock LifePath 2050 Fund

	Class R
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,							Period May 3, 2010[1] to December 31, 2010
			2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$19.53		$21.31		$19.14		$17.13		$18.56	$17.75

Net investment income[2]	0.12		0.22		0.30		0.37		0.22	0.22
Net realized and unrealized gain (loss)	0.21		0.89		3.35		2.29		(1.00)	0.97

Net increase (decrease) from investment operations	0.33		1.11		3.65		2.66		(0.78)	1.19

Distributions from:[3]
Net investment income	(0.10)		(0.23)		(0.29)		(0.30)		(0.20)	(0.21)
Net realized gain	(0.15)		(2.66)		(1.19)		(0.35)		(0.45)	(0.17)

Total distributions	(0.25)		(2.89)		(1.48)		(0.65)		(0.65)	(0.38)

Net asset value, end of period	$19.61		$19.53		$21.31		$19.14		$17.13	$18.56

Total Return[4]
Based on net asset value	1.67%	[5]	5.21%		19.19%		15.59%		(4.29)%	6.87%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.18%	[7,8,9]	1.18%	[8,9]	1.21%	[8,9]	1.22%	[8,9]	1.21% [8,9]	1.57%	[7]

Total expenses after fees waived and/or reimbursed	1.17%	[7,8,9]	1.17%	[8,9]	1.20%	[8,9]	1.20%	[8,9]	1.19% [8,9]	1.16%	[7]

Net investment income	1.18%	[7,8,9]	1.01%	[8,9]	1.42%	[8,9]	1.98%	[8,9]	1.18% [8,9]	1.99%	[7]

Supplemental Data
Net assets, end of period (000)	$1,214		$1,091		$1,126		$796		$53	$40

Portfolio turnover rate of the LifePath Master Portfolio	11%	[10]	48%	[10]	28%	[10]	5%	[11]	13% [11]	5%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Fund’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated fees waived of 0.41%, 0.40%, 0.36%, 0.39% and 0.40% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Includes the LifePath Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011

Investments in underlying funds	0.19%	0.17%	0.15%	0.15%	0.17%

[10]

Includes the LifePath Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases and sales of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15%, 19% and 12% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	49

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock LifePath® Retirement Fund, BlackRock LifePath® 2020 Fund, BlackRock LifePath® 2030 Fund, BlackRock LifePath® 2040 Fund and BlackRock LifePath® 2050 Fund (each, a “LifePath Fund” and collectively, the “LifePath Funds”) are each a series of the Trust. Each LifePath Fund seeks to achieve its investment objective by investing substantially all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath® Retirement Master Portfolio, LifePath® 2020 Master Portfolio, LifePath® 2030 Master Portfolio, LifePath® 2040 Master Portfolio and LifePath® 2050 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”). Each LifePath Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Fund. The performance of a LifePath Fund is directly affected by the performance of its corresponding LifePath Master Portfolio.

The value of each LifePath Fund’s investment in its corresponding LifePath Master Portfolio reflects that LifePath Fund’s proportionate interest in the net assets of that LifePath Master Portfolio (20.0%, 25.4%, 25.2%, 28.1% and 38.6% for LifePath Retirement Fund, LifePath 2020 Fund, LifePath 2030 Fund, LifePath 2040 Fund and LifePath 2050 Fund, respectively, as of June 30, 2015). As such, the financial statements of each corresponding LifePath Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each LifePath Fund’s financial statements.

Each LifePath Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses and may have a conversion privilege as outlined below. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R	No	No		None
Investor A	Yes	No	[1]	None
Investor C	No	Yes		None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

2. Significant Accounting Policies:

The LifePath Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the LifePath Funds:

Valuation: The LifePath Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the LifePath Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Funds’ policy is to fair value its financial instruments at market value. The LifePath Funds record their investments in the LifePath Master Portfolios at fair value based on the LifePath Funds’ proportionate interest in the net assets of the LifePath Master Portfolio. Valuation of securities held by the LifePath Master Portfolio is discussed in Note 2 of the LifePath Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Master Portfolio are accounted on a trade date basis. Each LifePath Fund records daily its proportionate share of the LifePath Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the LifePath Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the LifePath Funds or their classes are charged to that LifePath Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Funds and other shared expenses prorated to the LifePath Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

50	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (continued)

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the LifePath Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Funds. BAL is entitled to receive for these administration services an annual fee of 0.50% based on the average daily net assets of each LifePath Fund’s Institutional, Investor A, Investor C and Class R Shares and 0.15% based on the average net assets of the Class K Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

Effective June 1, 2015, BAL has voluntarily agreed to waive 0.10% of the administration fee payable with respect to the Investor A, Investor C, Institutional and Class R Shares of LifePath Retirement Fund. These amounts are included in fees waived by the administrator in the Statements of Operations. This voluntary waiver may be reduced or discontinued at any time without notice. For the six months ended June 30, 2015, the amount waived was $27,175.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Funds. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the LifePath Funds in an amount equal to the independent expenses through April 30, 2025. These amounts are included in fees waived by the administrator in the Statements of Operations. For the six months ended June 30, 2015, the Administrator waived $9,231 for each LifePath Fund.

The Trust, on behalf of the LifePath Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the share classes as follows:

	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the LifePath Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the six months ended June 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the LifePath Fund’s Investor A Shares as follows:

	LifePath Retirement Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	LifePath 2050 Fund
Investor A	$158	$880	$746	$2,467	$108

For the six months ended June 30, 2015, affiliates received CDSCs as follows:

	LifePath 2030 Fund	LifePath 2050 Fund
Investor C	$38	$44

Certain officers and/or trustees of the LifePath Funds are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

It is the LifePath Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The LifePath Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the LifePath Funds’ U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the LifePath Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Funds as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the LifePath Funds‘ financial statements.

BLACKROCK FUNDS III	JUNE 30, 2015	51

Notes to Financial Statements (continued)

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
LifePath Retirement Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,080,074	$23,346,782	3,901,030	$46,463,867
Shares issued to shareholders in reinvestment of distributions	329,204	3,631,121	2,226,827	25,197,554
Shares redeemed	(6,856,929)	(76,886,695)	(14,214,774)	(168,660,124)

Net decrease	(4,447,651)	$(49,908,792)	(8,086,917)	$(96,998,703)

Investor A
Shares sold	559,958	$5,667,897	2,530,337	$27,559,878
Shares issued to shareholders in reinvestment of distributions	247,716	2,459,114	1,531,174	15,615,397
Shares redeemed	(2,229,676)	(22,515,762)	(4,600,164)	(49,794,241)

Net decrease	(1,422,002)	$(14,388,751)	(538,653)	$(6,618,966)

Investor C
Shares sold	28,417	$314,472	93,516	$1,101,560
Shares issued to shareholders in reinvestment of distributions	1,931	21,053	10,491	116,780
Shares redeemed	(7,665)	(84,914)	(29,952)	(354,613)

Net increase	22,683	$250,611	74,055	$863,727

Class K
Shares sold	488,207	$5,442,642	244,334	$2,914,944
Shares issued to shareholders in reinvestment of distributions	13,044	143,090	30,903	350,175
Shares redeemed	(7,193)	(80,107)	(316,285)	(3,759,750)

Net increase (decrease)	494,058	$5,505,625	(41,048)	$(494,631)

Class R
Shares sold	6,973	$77,745	9,270	$109,704
Shares issued to shareholders in reinvestment of distributions	1,272	13,925	9,360	106,023
Shares redeemed	(9,727)	(108,779)	(114,241)	(1,359,189)

Net decrease	(1,482)	$(17,109)	(95,611)	$(1,143,462)

Total Net Decrease	(5,354,394)	$(58,558,416)	(8,688,174)	$(104,392,035)

LifePath 2020 Fund
Institutional
Shares sold	3,144,049	$49,958,239	5,490,343	$93,369,522
Shares issued to shareholders in reinvestment of distributions	465,420	7,267,602	3,770,681	60,533,779
Shares redeemed	(12,082,789)	(192,740,625)	(19,597,685)	(330,407,643)

Net decrease	(8,473,320)	$(135,514,784)	(10,336,661)	$(176,504,342)

Investor A
Shares sold	740,150	$10,987,494	2,783,548	$44,566,411
Shares issued to shareholders in reinvestment of distributions	442,383	6,438,180	2,956,438	44,222,933
Shares redeemed	(3,295,694)	(48,897,481)	(5,348,859)	(85,352,258)

Net increase (decrease)	(2,113,161)	$(31,471,807)	391,127	$3,437,086

Investor C
Shares sold	27,782	$437,657	92,681	$1,568,498
Shares issued to shareholders in reinvestment of distributions	2,733	42,119	19,730	311,205
Shares redeemed	(28,287)	(443,453)	(51,937)	(874,902)

Net increase	2,228	$36,323	60,474	$1,004,801

52	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (continued)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
LifePath 2020 Fund (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	745,325	$11,810,920	460,561	$7,894,629
Shares issued to shareholders in reinvestment of distributions	23,739	368,842	72,788	1,165,258
Shares redeemed	(73,508)	(1,163,967)	(310,592)	(5,281,867)

Net increase	695,556	$11,015,795	222,757	$3,778,020

Class R
Shares sold	82,285	$1,308,057	91,690	$1,556,487
Shares issued to shareholders in reinvestment of distributions	3,687	57,205	19,412	310,941
Shares redeemed	(23,545)	(373,221)	(135,284)	(2,292,419)

Net increase (decrease)	62,427	$992,041	(24,182)	$(424,991)

Total Net Decrease	(9,826,270)	$(154,942,432)	(9,686,485)	$(168,709,426)

LifePath 2030 Fund
Institutional
Shares sold	3,621,690	$54,191,313	6,018,990	$97,829,378
Shares issued to shareholders in reinvestment of distributions	468,097	6,890,102	4,245,327	64,286,433
Shares redeemed	(12,485,352)	(188,160,932)	(21,840,580)	(351,719,418)

Net decrease	(8,395,565)	$(127,079,517)	(11,576,263)	$(189,603,607)

Investor A
Shares sold	894,908	$13,083,573	3,382,841	$53,696,141
Shares issued to shareholders in reinvestment of distributions	440,883	6,289,676	3,223,542	47,165,061
Shares redeemed	(2,417,935)	(35,222,839)	(4,890,982)	(77,053,211)

Net increase (decrease)	(1,082,144)	$(15,849,590)	1,715,401	$23,807,991

Investor C
Shares sold	94,276	$1,398,360	66,719	$1,073,462
Shares issued to shareholders in reinvestment of distributions	3,959	57,297	24,897	368,390
Shares redeemed	(40,804)	(603,378)	(41,087)	(653,792)

Net increase	57,431	$852,279	50,529	$788,060

Class K
Shares sold	659,400	$9,923,418	490,402	$8,085,095
Shares issued to shareholders in reinvestment of distributions	24,578	360,752	89,431	1,353,726
Shares redeemed	(31,308)	(470,563)	(473,631)	(7,722,039)

Net increase	652,670	$9,813,607	106,202	$1,716,782

Class R
Shares sold	22,584	$337,906	56,386	$909,776
Shares issued to shareholders in reinvestment of distributions	3,069	44,769	26,690	399,574
Shares redeemed	(52,088)	(766,013)	(72,822)	(1,172,386)

Net increase (decrease)	(26,435)	$(383,338)	10,254	$136,964

Total Net Decrease	(8,794,043)	$(132,646,559)	(9,693,877)	$(163,153,810)

LifePath 2040 Fund
Institutional
Shares sold	2,799,652	$52,502,292	4,547,603	$92,415,386
Shares issued to shareholders in reinvestment of distributions	361,301	6,662,070	3,351,708	63,432,704
Shares redeemed	(9,925,144)	(186,882,694)	(14,960,406)	(301,406,787)

Net decrease	(6,764,191)	$(127,718,332)	(7,061,095)	$(145,558,697)

BLACKROCK FUNDS III	JUNE 30, 2015	53

Notes to Financial Statements (continued)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
LifePath 2040 Fund (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	799,143	$14,057,695	2,109,212	$40,550,132
Shares issued to shareholders in reinvestment of distributions	269,965	4,655,749	2,145,088	37,916,491
Shares redeemed	(1,970,755)	(34,909,001)	(2,736,990)	(52,332,409)

Net increase (decrease)	(901,647)	$(16,195,557)	1,517,310	$26,134,214

Investor C
Shares sold	47,421	$885,819	45,298	$908,758
Shares issued to shareholders in reinvestment of distributions	2,060	37,485	15,261	283,251
Shares redeemed	(26,453)	(490,798)	(33,165)	(673,789)

Net increase	23,028	$432,506	27,394	$518,220

Class K
Shares sold	610,092	$11,614,497	209,407	$4,362,508
Shares issued to shareholders in reinvestment of distributions	15,348	283,712	38,807	740,009
Shares redeemed	(24,390)	(459,005)	(262,901)	(5,382,812)

Net increase (decrease)	601,050	$11,439,204	(14,687)	$(280,295)

Class R
Shares sold	19,980	$375,098	46,362	$942,164
Shares issued to shareholders in reinvestment of distributions	1,286	23,557	8,593	162,063
Shares redeemed	(4,660)	(87,113)	(63,404)	(1,290,801)

Net increase (decrease)	16,606	$311,542	(8,449)	$(186,574)

Total Net Decrease	(7,025,154)	$(131,730,637)	(5,539,527)	$(119,373,132)

LifePath 2050 Fund
Institutional
Shares sold	1,573,240	$31,483,975	2,138,402	$46,251,744
Shares issued to shareholders in reinvestment of distributions	87,432	1,725,752	762,452	15,338,372
Shares redeemed	(1,669,292)	(33,497,710)	(5,137,073)	(108,715,541)

Net decrease	(8,620)	$(287,983)	(2,236,219)	$(47,125,425)

Investor A
Shares sold	422,593	$8,477,160	890,323	$19,351,097
Shares issued to shareholders in reinvestment of distributions	51,440	1,013,381	475,626	9,543,129
Shares redeemed	(251,931)	(5,075,114)	(710,551)	(15,312,160)

Net increase	222,102	$4,415,427	655,398	$13,582,066

Investor C
Shares sold	14,119	$282,438	17,404	$372,119
Shares issued to shareholders in reinvestment of distributions	416	8,123	3,648	72,339
Shares redeemed	(5,800)	(115,365)	(15,969)	(341,292)

Net increase	8,735	$175,196	5,083	$103,166

Class K
Shares sold	12,825	$258,363	37,882	$794,194
Shares issued to shareholders in reinvestment of distributions	1,233	24,430	8,661	214,902
Shares redeemed	(865)	(17,611)	(20,895)	(453,493)

Net increase	13,193	$265,182	25,648	$555,603

54	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (concluded)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
LifePath 2050 Fund (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	9,786	$196,235	41,449	$891,512
Shares issued to shareholders in reinvestment of distributions	759	14,912	7,899	159,772
Shares redeemed	(4,510)	(90,344)	(46,310)	(1,008,938)

Net increase	6,035	$120,803	3,038	$42,346

Total Net Increase (Decrease)	241,445	$4,688,625	(1,547,052)	$(32,842,244)

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	JUNE 30, 2015	55

Master Portfolio Information as of June 30, 2015	Master Investment Portfolio

LifePath® Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds		59%
Equity Funds		40
Short-Term Securities		1
Ten Largest Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	50%
Large Cap Index Master Portfolio	12
iShares TIPS Bond ETF	9
Active Stock Master Portfolio	9
International Tilts Master Portfolio	8
Master Small Cap Index Series	4
BlackRock Commodity Strategies Fund	3
BlackRock Emerging Markets Fund, Inc.	2
iShares MSCI EAFE Small-Cap ETF	1
iShares MSCI Canada ETF	1

LifePath® 2020 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds		52%
Fixed Income Funds		47
Short-Term Securities		1
Ten Largest Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	41%
Active Stock Master Portfolio	16
International Tilts Master Portfolio	11
Large Cap Index Master Portfolio	11
iShares TIPS Bond ETF	7
Master Small Cap Index Series	4
BlackRock Commodity Strategies Fund	3
BlackRock Emerging Markets Fund, Inc.	3
iShares MSCI EAFE Small-Cap ETF	1
iShares Cohen & Steers REIT ETF	1

LifePath® 2030 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds		74%
Fixed Income Funds		25
Short-Term Securities		1
Ten Largest Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	23%
Active Stock Master Portfolio	23
International Tilts Master Portfolio	16
Large Cap Index Master Portfolio	15
iShares Cohen & Steers REIT ETF	4
BlackRock Emerging Markets Fund, Inc.	4
iShares International Developed Real Estate ETF	3
BlackRock Commodity Strategies Fund	3
Master Small Cap Index Series	3
iShares TIPS Bond ETF	2

The LifePath Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Master Portfolios are regularly monitored and their composition may vary throughout various periods.

56	BLACKROCK FUNDS III	JUNE 30, 2015

Master Portfolio Information as of June 30, 2015 (concluded)	Master Investment Portfolio

LifePath® 2040 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds		92%
Fixed Income Funds		7
Short-Term Securities		1
Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	26%
Large Cap Index Master Portfolio	20
International Tilts Master Portfolio	20
CoreAlpha Bond Master Portfolio	7
iShares Cohen & Steers REIT ETF	6
iShares International Developed Real Estate ETF	6
BlackRock Emerging Markets Fund, Inc.	5
BlackRock Commodity Strategies Fund	3
iShares MSCI EAFE Small-Cap ETF	3
Master Small Cap Index Series	2

LifePath® 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds		98%
Fixed Income Funds		2
Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	30%
International Tilts Master Portfolio	21
Large Cap Index Master Portfolio	18
iShares Cohen & Steers REIT ETF	7
iShares International Developed Real Estate ETF	6
BlackRock Emerging Markets Fund, Inc.	5
BlackRock Commodity Strategies Fund	4
iShares MSCI EAFE Small-Cap ETF	3
Master Small Cap Index Series	2
iShares MSCI Canada ETF	2

The LifePath Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	JUNE 30, 2015	57

Schedule of Investments June 30, 2015 (Unaudited)	LifePath Retirement Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 40.1%
Active Stock Master Portfolio	$144,989,639	$144,989,639
BlackRock Commodity Strategies Fund	6,855,533	53,130,380
BlackRock Emerging Markets Fund, Inc.	1,593,963	31,034,469
International Tilts Master Portfolio	$127,193,161	127,193,161
iShares Cohen & Steers REIT ETF (b)	45,844	4,108,081
iShares International Developed Real Estate ETF (b)	73,624	2,189,578
iShares MSCI Canada ETF	384,005	10,241,413
iShares MSCI EAFE Small-Cap ETF	333,059	16,992,670
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$189,187,524	189,187,524
Master Small Cap Index Series	$58,346,547	58,346,547

		637,413,462
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 59.7%
CoreAlpha Bond Master Portfolio	$800,157,894	$800,157,894
iShares TIPS Bond ETF (b)	1,335,960	149,694,317

		949,852,211
Short-Term Securities — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (c)	3,719,898	3,719,898
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (c)(d)	8,821,611	8,821,611

		12,541,509
Total Affiliated Investment Companies (Cost — $1,547,142,642) — 100.6%		1,599,807,182
Liabilities in Excess of Other Assets — (0.6)%		(9,142,079)

Net Assets — 100.0%		$1,590,665,103

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Net Income		Realized Gain (Loss)
Active Stock Master Portfolio	$261,549,322	—		$(116,559,683)[1]	$144,989,639	$144,989,639	$1,739,260		$21,619,649
BlackRock Cash Funds: Institutional, SL Agency Shares	3,367,223	352,675	[2]	—	3,719,898	$3,719,898	$2,173		—
BlackRock Cash Funds: Prime, SL Agency Shares	—	8,821,611	[2]	—	8,821,611	$8,821,611	$26,995	[3]	—
BlackRock Commodity Strategies Fund	6,449,996	610,280		(204,743)	6,855,533	$53,130,380	—		$(488,507)
BlackRock Emerging Markets Fund, Inc.	1,751,608	61,231		(218,876)	1,593,963	$31,034,469	—		$71,177
CoreAlpha Bond Master Portfolio	$808,534,591	—		$(8,376,697)[1]	$800,157,894	$800,157,894	$10,047,555		$2,773,179
International Tilts Master Portfolio	$113,464,710	$13,728,451	[2]	—	$127,193,161	$127,193,161	$2,025,748		$(143,244)
iShares Cohen & Steers REIT ETF	45,789	155		(100)	45,844	$4,108,081	$65,925		$2,116
iShares International Developed Real Estate ETF	71,776	1,848		—	73,624	$2,189,578	$48,704		—
iShares MSCI Canada ETF	369,599	22,206		(7,800)	384,005	$10,241,413	$81,590		$786
iShares MSCI EAFE Small-Cap ETF	338,648	8,611		(14,200)	333,059	$16,992,670	$200,454		$96,251
iShares TIPS Bond ETF	1,328,000	65,110		(57,150)	1,335,960	$149,694,317	—		$(154,415)
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$71,857,425	$117,330,099	[2]	—	$189,187,524	$189,187,524	$1,231,997		$732,339
Master Small Cap Index Series	$61,149,952	—		$(2,803,405)[1]	$58,346,547	$58,346,547	$380,275		$1,993,824
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)[4]	—	—		—	—	—	$114,584		—
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

[3]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

4 No longer held by LifePath Master Portfolio as of report date.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See Notes to Financial Statements.

58	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments (concluded)	LifePath Retirement Master Portfolio

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$279,932,417	$1,319,874,765	—	$1,599,807,182

LifePath Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, collateral on securities loaned at value of $8,821,610 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	59

Schedule of Investments June 30, 2015 (Unaudited)	LifePath 2020 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 52.1%
Active Stock Master Portfolio	$442,406,690	$442,406,690
BlackRock Commodity Strategies Fund	11,681,034	90,528,014
BlackRock Emerging Markets Fund, Inc.	3,876,988	75,484,956
International Tilts Master Portfolio	$309,747,041	309,747,041
iShares Cohen & Steers REIT ETF (b)	451,616	40,469,310
iShares International Developed Real Estate ETF	1,258,542	37,429,039
iShares MSCI Canada ETF	946,559	25,244,728
iShares MSCI EAFE Small-Cap ETF	809,401	41,295,639
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$309,701,342	309,701,342
Master Small Cap Index Series	$97,977,549	97,977,549

		1,470,284,308
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 47.7%
CoreAlpha Bond Master Portfolio	$1,153,391,298	$1,153,391,298
iShares TIPS Bond ETF (b)	1,702,695	190,786,975

		1,344,178,273
Short-Term Securities — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (c)	4,951,920	4,951,920
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (c)(d)	23,526,675	23,526,675

		28,478,595
Total Affiliated Investment Companies (Cost — $2,729,139,929) — 100.8%		2,842,941,176
Liabilities in Excess of Other Assets — (0.8)%		(22,896,854)

Net Assets — 100.0%		$2,820,044,322

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Net Income		Realized Gain (Loss)
Active Stock Master Portfolio	$627,945,748	—		$(185,539,058)[1]	$442,406,690	$442,406,690	$4,635,376		$53,798,246
BlackRock Cash Funds: Institutional, SL Agency Shares	5,279,010	—		(327,090)[1]	4,951,920	$4,951,920	$3,975		—
BlackRock Cash Funds: Prime, SL Agency Shares	6,776,550	16,750,125	[2]	—	23,526,675	$23,526,675	$65,606	[3]	—
BlackRock Commodity Strategies Fund	12,567,336	150,310		(1,036,612)	11,681,034	$90,528,014	—		$(2,468,396)
BlackRock Emerging Markets Fund, Inc.	4,505,579	47,230		(675,821)	3,876,988	$75,484,956	—		$146,838
CoreAlpha Bond Master Portfolio	$1,143,592,277	$9,799,021	[2]	—	$1,153,391,298	$1,153,391,298	$14,321,832		$3,973,819
International Tilts Master Portfolio	$282,798,820	$26,948,221	[2]	—	$309,747,041	$309,747,041	$5,080,788		$(364,153)
iShares Cohen & Steers REIT ETF	498,805	8,201		(55,390)	451,616	$40,469,310	$672,622		$2,319,925
iShares International Developed Real Estate ETF	1,382,421	24,766		(148,645)	1,258,542	$37,429,039	$854,744		$743,924
iShares MSCI Canada ETF	967,873	16,933		(38,247)	946,559	$25,244,728	$201,047		$(147,375)
iShares MSCI EAFE Small-Cap ETF	881,531	12,629		(84,759)	809,401	$41,295,639	$493,905		$522,532
iShares TIPS Bond ETF	1,673,332	99,644		(70,281)	1,702,695	$190,786,975	—		$(177,921)
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$176,865,168	$132,836,174	[2]	—	$309,701,342	$309,701,342	$2,302,086		$1,540,434
Master Small Cap Index Series	$99,172,892	—		$(1,195,343)[1]	$97,977,549	$97,977,549	$625,149		$3,284,728
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio) [4]	—	—		—	—	—	$163,461		—
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

[3]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

[4] No longer held by LifePath Master Portfolio as of report date.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

See Notes to Financial Statements.

60	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments (concluded)	LifePath 2020 Master Portfolio

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$529,717,256	$2,313,223,920	—	$2,842,941,176

LifePath Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, collateral on securities loaned at value of $23,526,675 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	61

Schedule of Investments June 30, 2015 (Unaudited)	LifePath 2030 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 74.1%
Active Stock Master Portfolio	$615,160,619	$615,160,619
BlackRock Commodity Strategies Fund	11,708,989	90,744,668
BlackRock Emerging Markets Fund, Inc.	5,392,956	105,000,851
International Tilts Master Portfolio	$425,056,100	425,056,100
iShares Cohen & Steers REIT ETF (b)	1,179,327	105,679,493
iShares International Developed Real Estate ETF	3,199,566	95,155,093
iShares MSCI Canada ETF (b)	1,324,628	35,327,829
iShares MSCI EAFE Small-Cap ETF	1,154,911	58,923,559
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$405,054,811	405,054,811
Master Small Cap Index Series	$74,558,885	74,558,885

		2,010,661,908
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 25.6%
CoreAlpha Bond Master Portfolio	$626,836,476	$626,836,476
iShares TIPS Bond ETF (b)	609,456	68,289,545

		695,126,021
Short-Term Securities — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (c)	8,364,984	8,364,984
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (c)(d)	12,446,927	12,446,927

		20,811,911
Total Affiliated Investment Companies (Cost — $2,593,765,975) — 100.5%		2,726,599,840
Liabilities in Excess of Other Assets — (0.5)%		(13,650,906)

Net Assets — 100.0%		$2,712,948,934

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Net Income		Realized Gain (Loss)
Active Stock Master Portfolio	$732,007,711	—		$(116,847,092)[1]	$615,160,619	$615,160,619	$5,784,245		$64,784,746
BlackRock Cash Funds: Institutional, SL Agency Shares	5,873,387	2,491,597	[2]	—	8,364,984	$8,364,984	$4,158		—
BlackRock Cash Funds: Prime, SL Agency Shares	8,407,500	4,039,427	[2]	—	12,446,927	$12,446,927	$91,806	[3]	—
BlackRock Commodity Strategies Fund	12,540,270	733,238		(1,564,519)	11,708,989	$90,744,668	—		$(4,068,457)
BlackRock Emerging Markets Fund, Inc.	6,115,000	166,907		(888,951)	5,392,956	$105,000,851	—		$(3,369)
CoreAlpha Bond Master Portfolio	$591,843,692	$34,992,784	[2]	—	$626,836,476	$626,836,476	$7,609,420		$2,001,307
International Tilts Master Portfolio	$378,538,181	$46,517,919	[2]	—	$425,056,100	$425,056,100	$6,874,957		$(471,454)
iShares Cohen & Steers REIT ETF	1,164,738	134,533		(119,944)	1,179,327	$105,679,493	$1,643,616		$2,925,544
iShares International Developed Real Estate ETF	3,234,964	255,884		(291,282)	3,199,566	$95,155,093	$2,093,095		$198,538
iShares MSCI Canada ETF	1,320,806	50,951		(47,129)	1,324,628	$35,327,829	$281,104		$(185,232)
iShares MSCI EAFE Small-Cap ETF	1,198,374	38,785		(82,248)	1,154,911	$58,923,559	$694,297		$350,973
iShares TIPS Bond ETF	587,067	46,162		(23,773)	609,456	$68,289,545	—		$81,503
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$325,759,398	$79,295,413	[2]	—	$405,054,811	$405,054,811	$3,453,856		$2,569,084
Master Small Cap Index Series	$75,431,704	—		$(872,819)[1]	$74,558,885	$74,558,885	$466,621		$2,451,199
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)[4]	—	—		—	—	—	$86,921		—
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

[3]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

4 No longer held by LifePath Master Portfolio as of report date.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See Notes to Financial Statements.

62	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments (concluded)	LifePath 2030 Master Portfolio

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$579,932,949	$2,146,666,891	—	$2,726,599,840

LifePath Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, collateral on securities loaned at value of $12,446,927 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	63

Schedule of Investments June 30, 2015 (Unaudited)	LifePath 2040 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 92.9%
Active Stock Master Portfolio	$538,247,970	$538,247,970
BlackRock Commodity Strategies Fund	9,325,340	72,271,386
BlackRock Emerging Markets Fund, Inc.	5,301,528	103,220,757
International Tilts Master Portfolio	$405,329,662	405,329,662
iShares Cohen & Steers REIT ETF (b)	1,436,643	128,737,579
iShares International Developed Real Estate ETF	3,890,906	115,715,545
iShares MSCI Canada ETF (b)	1,292,596	34,473,535
iShares MSCI EAFE Small-Cap ETF (b)	1,058,710	54,015,385
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$417,828,938	417,828,938
Master Small Cap Index Series	$46,118,000	46,118,000

		1,915,958,757
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Fund — 6.8%
CoreAlpha Bond Master Portfolio	$141,202,298	$141,202,298
Short-Term Securities — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (c)	4,881,868	4,881,868
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (c)(d)	5,760,219	5,760,219

		10,642,087
Total Affiliated Investment Companies (Cost — $1,946,219,650) — 100.2%		2,067,803,142
Liabilities in Excess of Other Assets — (0.2)%		(5,045,476)

Net Assets — 100.0%		$2,062,757,666

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Net Income		Realized Gain (Loss)
Active Stock Master Portfolio	$617,793,419	—		$(79,545,449)[1]	$538,247,970	$538,247,970	$5,009,069		$55,441,192
BlackRock Cash Funds: Institutional, SL Agency Shares	4,210,819	671,049	[2]	—	4,881,868	$4,881,868	$3,234		—
BlackRock Cash Funds: Prime, SL Agency Shares	16,314,800	—		(10,554,581)[1]	5,760,219	$5,760,219	$82,855	[3]	—
BlackRock Commodity Strategies Fund	10,188,103	739,637		(1,602,400)	9,325,340	$72,271,386	—		$(4,299,494)
BlackRock Emerging Markets Fund, Inc.	5,989,668	185,996		(874,136)	5,301,528	$103,220,757	—		$(76,641)
CoreAlpha Bond Master Portfolio	$124,444,002	$16,758,296	[2]	—	$141,202,298	$141,202,298	$1,650,252		$403,619
International Tilts Master Portfolio	$367,981,472	$37,348,190	[2]	—	$405,329,662	$405,329,662	$6,677,693		$(468,075)
iShares Cohen & Steers REIT ETF	1,402,976	177,627		(143,960)	1,436,643	$128,737,579	$2,001,057		$3,452,518
iShares International Developed Real Estate ETF	3,883,740	347,863		(340,697)	3,890,906	$115,715,545	$2,557,053		$81,930
iShares MSCI Canada ETF	1,285,655	66,705		(59,764)	1,292,596	$34,473,535	$274,168		$(246,283)
iShares MSCI EAFE Small-Cap ETF	1,170,755	37,611		(149,656)	1,058,710	$54,015,385	$670,701		$669,231
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$379,569,351	$38,259,587	[2]	—	$417,828,938	$417,828,938	$3,784,339		$2,914,849
Master Small Cap Index Series	$50,915,660	—		$(4,797,660)[1]	$46,118,000	$46,118,000	$309,958		$1,599,845
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)[4]	—	—		—	—	—	$18,936		—
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

[3]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

4 No longer held by LifePath Master Portfolio as of report date.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

64	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments (concluded)	LifePath 2040 Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$519,076,274	$1,548,726,868	—	$2,067,803,142

LifePath Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, collateral on securities loaned at value of $5,760,220 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	65

Schedule of Investments June 30, 2015 (Unaudited)	LifePath 2050 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 98.5%
Active Stock Master Portfolio	$143,666,018	$143,666,018
BlackRock Commodity Strategies Fund	2,262,442	17,533,925
BlackRock Emerging Markets Fund, Inc.	1,314,492	25,593,151
International Tilts Master Portfolio	$102,057,615	102,057,615
iShares Cohen & Steers REIT ETF	388,438	34,807,929
iShares International Developed Real Estate ETF	1,052,407	31,298,584
iShares MSCI Canada ETF	318,769	8,501,569
iShares MSCI EAFE Small-Cap ETF	277,242	14,144,887
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$89,967,968	89,967,968
Master Small Cap Index Series	$11,057,362	11,057,362

		478,629,008
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Fund — 1.5%
CoreAlpha Bond Master Portfolio	$7,135,882	$7,135,882
Short-Term Securities — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (b)	1,696,716	1,696,716
Total Affiliated Investment Companies (Cost — $469,220,606) — 100.3%		487,461,606
Liabilities in Excess of Other Assets — (0.3)%		(1,315,303)

Net Assets — 100.0%		$486,146,303

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Net Income		Realized Gain (Loss)
Active Stock Master Portfolio	$147,719,967	—		$(4,053,949)[1]	$143,666,018	$143,666,018	$1,261,129		$13,897,370
BlackRock Cash Funds: Institutional, SL Agency Shares	1,215,707	481,009	[2]	—	1,696,716	$1,696,716	$983		—
BlackRock Cash Funds: Prime, SL Agency Shares	2,950,000	—		(2,950,000)[1]	—	—	$24,408	[3]	—
BlackRock Commodity Strategies Fund	2,193,346	284,474		(215,378)	2,262,442	$17,533,925	—		$(608,055)
BlackRock Emerging Markets Fund, Inc.	1,329,101	142,787		(157,396)	1,314,492	$25,593,151	—		$(22,652)
CoreAlpha Bond Master Portfolio	$4,957,761	$2,178,121	[2]	—	$7,135,882	$7,135,882	$75,216		$14,805
International Tilts Master Portfolio	$81,873,561	$20,184,054	[2]	—	$102,057,615	$102,057,615	$1,606,010		$(70,345)
iShares Cohen & Steers REIT ETF	327,853	90,160		(29,575)	388,438	$34,807,929	$505,366		$641,680
iShares International Developed Real Estate ETF	901,660	214,025		(63,278)	1,052,407	$31,298,584	$658,815		$(65,370)
iShares MSCI Canada ETF	285,386	42,757		(9,374)	318,769	$8,501,569	$67,518		$(9,460)
iShares MSCI EAFE Small-Cap ETF	260,026	28,556		(11,340)	277,242	$14,144,887	$166,367		$(14,868)
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$69,086,943	$20,881,025	[2]	—	$89,967,968	$89,967,968	$753,974		$565,684
Master Small Cap Index Series	$11,565,177	—		$(507,815)[1]	$11,057,362	$11,057,362	$73,478		$389,849
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)[4]	—	—		—	—	—	$868		—
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

[3]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

4 No longer held by LifePath Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

66	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments (concluded)	LifePath 2050 Master Portfolio

As of June 30, 2015, the following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$133,576,761	$353,884,845	—	$487,461,606

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	67

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2015 (Unaudited)	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$1,599,807,182	$2,842,941,176	$2,726,599,840	$2,067,803,142	$487,461,606
Receivables:
Investments sold	15,989,672	26,686,848	33,255,119	49,734,240	9,102,023
Contributions from investors	1,135,620	423,822	1,336,180	778,802	885,895
Dividends — affiliated	282,045	694,952	975,401	944,869	233,885
Securities lending income — affiliated	839	6,095	9,876	3,735	627

Total assets	1,617,215,358	2,870,752,893	2,762,176,416	2,119,264,788	497,684,036

Liabilities
Collateral on securities loaned at value	8,821,610	23,526,675	12,446,927	5,760,220	—
Payables:
Investments purchased	3,300,000	3,700,000	12,327,776	2,543,866	3,247,257
Trustees’ fees	8,283	15,078	13,613	10,311	1,422
Investment advisory fees	98,270	144,241	93,518	41,961	4,475
Professional fees	17,072	19,888	19,113	17,540	13,404
Withdrawals to investors	14,305,020	23,302,689	24,326,535	48,133,224	8,271,175

Total liabilities	26,550,255	50,708,571	49,227,482	56,507,122	11,537,733

Net Assets	$1,590,665,103	$2,820,044,322	$2,712,948,934	$2,062,757,666	$486,146,303

Net Assets Consist of
Investors’ capital	$1,538,000,563	$2,706,243,075	$2,580,115,069	$1,941,174,174	$467,905,303
Net unrealized appreciation (depreciation)	52,664,540	113,801,247	132,833,865	121,583,492	18,241,000

Net Assets	$1,590,665,103	$2,820,044,322	$2,712,948,934	$2,062,757,666	$486,146,303

[1] Investments at cost — affiliated	$1,547,142,642	$2,729,139,929	$2,593,765,975	$1,946,219,650	$469,220,606
[2] Securities loaned at value	$8,638,272	$23,012,781	$12,083,964	$5,597,971	—

See Notes to Financial Statements.

68	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Operations	Master Investment Portfolio

Six Months Ended June 30, 2015 (Unaudited)	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio

Investment Income
Dividends — affiliated	$396,673	$2,222,318	$4,712,112	$5,502,979	$1,398,066
Securities lending — affiliated — net	26,995	65,606	91,806	82,855	24,408
Income — affiliated	2,173	3,975	4,158	3,234	983
Net investment income allocated from the applicable Underlying Master Portfolios:
Dividends	5,845,500	13,742,489	17,939,179	17,008,396	3,986,051
Interest	11,139,104	15,947,117	8,610,900	2,046,031	137,435
Expenses	(1,682,245)	(3,163,168)	(3,003,172)	(2,227,748)	(508,635)
Fees waived	237,060	602,254	729,113	623,568	155,824

Total income	15,965,260	29,420,591	29,084,096	23,039,315	5,194,132

Expenses
Investment advisory	2,789,343	5,036,171	4,801,525	3,724,118	828,943
Professional	13,215	13,670	13,670	13,488	13,014
Independent Trustees	24,532	42,181	39,739	31,322	8,696

Total expenses	2,827,090	5,092,022	4,854,934	3,768,928	850,653
Less fees waived by the Manager	(2,234,828)	(4,231,537)	(4,303,845)	(3,512,841)	(813,125)

Total expenses after fees waived	592,262	860,485	551,089	256,087	37,528

Net investment income	15,372,998	28,560,106	28,533,007	22,783,228	5,156,604

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	(472,592)	939,527	(700,500)	(418,739)	(78,725)
Allocated from the applicable Underlying Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	26,975,747	62,233,074	71,334,882	59,891,430	14,797,363

	26,503,155	63,172,601	70,634,382	59,472,691	14,718,638

Net change in unrealized depreciation on:
Investments — affiliated	(1,161,109)	(5,951,726)	(9,633,389)	(11,484,044)	(3,344,592)
Allocated from the applicable Underlying Master Portfolios from investments, financial futures contracts, swaps and foreign currency translations	(23,447,876)	(45,023,609)	(40,640,935)	(25,438,075)	(7,036,221)

	(24,608,985)	(50,975,335)	(50,274,324)	(36,922,119)	(10,380,813)

Net realized and unrealized gain	1,894,170	12,197,266	20,360,058	22,550,572	4,337,825

Net Increase in Net Assets Resulting from Operations	$17,267,168	$40,757,372	$48,893,065	$45,333,800	$9,494,429

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	69

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Retirement Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$15,372,998	$32,131,672
Net realized gain	26,503,155	83,848,609
Net change in unrealized appreciation (depreciation)	(24,608,985)	(33,798,562)

Net increase in net assets resulting from operations	17,267,168	82,181,719

Capital Transactions
Proceeds from contributions	192,569,500	175,047,598
Value of withdrawals	(209,366,894)	(253,441,996)

Net decrease in net assets derived from capital transactions	(16,797,394)	(78,394,398)

Net Assets
Total increase in net assets	469,774	3,787,321
Beginning of period	1,590,195,329	1,586,408,008

End of period	$1,590,665,103	$1,590,195,329

See Notes to Financial Statements.

70	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath 2020 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$28,560,106	$57,673,762
Net realized gain	63,172,601	189,153,644
Net change in unrealized appreciation (depreciation)	(50,975,335)	(94,650,978)

Net increase in net assets resulting from operations	40,757,372	152,176,428

Capital Transactions
Proceeds from contributions	321,381,033	288,154,878
Value of withdrawals	(417,588,544)	(396,106,580)

Net decrease in net assets derived from capital transactions	(96,207,511)	(107,951,702)

Net Assets
Total increase (decrease) in net assets	(55,450,139)	44,224,726
Beginning of period	2,875,494,461	2,831,269,735

End of period	$2,820,044,322	$2,875,494,461

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	71

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath 2030 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$28,533,007	$54,291,020
Net realized gain	70,634,382	209,284,609
Net change in unrealized appreciation (depreciation)	(50,274,324)	(114,220,706)

Net increase in net assets resulting from operations	48,893,065	149,354,923

Capital Transactions
Proceeds from contributions	346,578,830	299,751,622
Value of withdrawals	(385,318,729)	(397,791,695)

Net decrease in net assets derived from capital transactions	(38,739,899)	(98,040,073)

Net Assets
Total increase in net assets	10,153,166	51,314,850
Beginning of period	2,702,795,768	2,651,480,918

End of period	$2,712,948,934	$2,702,795,768

See Notes to Financial Statements.

72	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath 2040 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$22,783,228	$42,311,359
Net realized gain	59,472,691	184,817,567
Net change in unrealized appreciation (depreciation)	(36,922,119)	(107,609,728)

Net increase in net assets resulting from operations	45,333,800	119,519,198

Capital Transactions
Proceeds from contributions	273,081,995	231,414,329
Value of withdrawals	(344,971,494)	(326,313,422)

Net decrease in net assets derived from capital transactions	(71,889,499)	(94,899,093)

Net Assets
Total increase (decrease) in net assets	(26,555,699)	24,620,105
Beginning of period	2,089,313,365	2,064,693,260

End of period	$2,062,757,666	$2,089,313,365

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	73

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath 2050 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$5,156,604	$8,351,985
Net realized gain	14,718,638	32,258,986
Net change in unrealized appreciation (depreciation)	(10,380,813)	(18,115,900)

Net increase in net assets resulting from operations	9,494,429	22,495,071

Capital Transactions
Proceeds from contributions	98,945,964	110,692,340
Value of withdrawals	(61,737,741)	(109,007,078)

Net increase in net assets derived from capital transactions	37,208,223	1,685,262

Net Assets
Total increase in net assets	46,702,652	24,180,333
Beginning of period	439,443,651	415,263,318

End of period	$486,146,303	$439,443,651

See Notes to Financial Statements.

74	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	Master Investment Portfolio

	LifePath Retirement Master Portfolio
			Year Ended December 31,
	Six Months Ended June 30, 2015 (Unaudited)		2014		2013		2012		2011		2010

Total Return
Total return	1.09%	[1]	5.25%		6.75%		9.11%		4.46%		9.83%

Ratios to Average Net Assets
Total expenses	0.54%	[2,3,4,5]	0.54%	[3,4,5]	0.54%	[3,4,5]	0.55%	[6,7,8]	0.55%	[6,7,8]	0.61%	[6]

Total expenses after fees waived and/or reimbursed	0.26%	[2,3,4,5]	0.25%	[3,4,5]	0.25%	[3,4,5]	0.28%	[6,7,8]	0.27%	[6,7,8]	0.26%	[6]

Net investment income[9]	1.93%	[2,3,4,5]	2.02%	[3,4,5]	1.83%	[3,4,5]	2.22%	[6,7,8]	2.77%	[6,7,8]	2.60%	[6]

Supplemental Data
Net assets, end of period (000)	$1,590,665		$1,590,195		$1,586,408		$1,491,576		$1,387,033		$1,380,141

Portfolio turnover rate	12%	[10]	14%	[10]	17%	[10]	4%	[11]	4%	[11]	4%	[11]

[1]	Aggregate total return.

[2]	Annualized.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated fees waived of 0.03% for the six months ended June 30, 2015 and each of the years ended December 31, 2014 and December 31, 2013, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10% for the six months ended June 30, 2015 and for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series, Large Cap Index Master Portfolio and Total International ex U.S. Index Master Portfolio allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series, and Total International ex U.S. Index Master Portfolio, except the total expenses for the year ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[7]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated fees waived of 0.03% and 0.02% for the years ended December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08% for each of the years ended December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio, except for the years ended December 31, 2014 and December 31, 2013, which also includes International Tilts Master Portfolio and Large Cap Index Master Portfolio.

[10]

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes purchases and sales of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 13%, 20% and 14% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	75

Financial Highlights	Master Investment Portfolio

	LifePath 2020 Master Portfolio
			Year Ended December 31,
	Six Months Ended June 30, 2015 (Unaudited)		2014		2013		2012		2011		2010

Total Return
Total return	1.35%	[1]	5.56%		10.17%		11.49%		1.96%		11.40%

Ratios to Average Net Assets
Total expenses	0.53%	[2,3,4,5]	0.54%	[3,4,5]	0.53%	[3,4,5]	0.53%	[6,7,8]	0.53%	[6,7,8]	0.59%	[6]

Total expenses after fees waived and/or reimbursed	0.24%	[2,3,4,5]	0.24%	[3,4,5]	0.23%	[3,4,5]	0.25%	[6,7,8]	0.25%	[6,7,8]	0.23%	[6]

Net investment income[9]	1.98%	[2,3,4,5]	2.01%	[3,4,5]	1.97%	[3,4,5]	2.30%	[6,7,8]	2.56%	[6,7,8]	2.45%	[6]

Supplemental Data
Net assets, end of period (000)	$2,820,044		$2,875,494		$2,831,270		$2,524,316		$2,358,583		$2,343,961

Portfolio turnover rate	10%	[10]	21%	[10]	19%	[10]	5%	[11]	5%	[11]	4%	[11]

[1]	Aggregate total return.

[2]	Annualized.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated fees waived of 0.04% for the six months ended June 30, 2015 and 0.04% and 0.03% for the years ended December 31, 2014 and December 31, 2013, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, 0.11% and 0.12%, for the six months ended June 30, 2015 and for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series, Large Cap Index Master Portfolio and Total International ex U.S. Index Master Portfolio allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series, and Total International ex U.S. Index Master Portfolio, except the total expenses for the year ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[7]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated fees waived of 0.03% for each of the years ended December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11% for each of the years ended December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio, except for the years ended December 31, 2014 and December 31, 2013, which also includes International Tilts Master Portfolio and Large Cap Index Master Portfolio.

[10]

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes purchases and sales of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15%, 23% and 13% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

76	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	Master Investment Portfolio

	LifePath 2030 Master Portfolio
			Year Ended December 31,
	Six Months Ended June 30, 2015 (Unaudited)		2014		2013		2012		2011		2010

Total Return
Total return	1.77%	[1]	5.82%		14.16%		13.59%		(0.13)%		12.36%

Ratios to Average Net Assets
Total expenses	0.52%	[2,3,4,5]	0.53%	[3,4,5]	0.52%	[3,4,5]	0.53%	[6,7,8]	0.52%	[6,7,8]	0.57%	[6]

Total expenses after fees waived and/or reimbursed	0.21%	[2,3,4,5]	0.21%	[3,4,5]	0.20%	[3,4,5]	0.23%	[6,7,8]	0.22%	[6,7,8]	0.21%	[6]

Net investment income[9]	2.08%	[2,3,4,5]	2.02%	[3,4,5]	2.13%	[3,4,5]	2.37%	[6,7,8]	2.39%	[6,7,8]	2.34%	[6]

Supplemental Data
Net assets, end of period (000)	$2,712,949		$2,702,796		$2,651,481		$2,237,444		$2,014,111		$1,972,075

Portfolio turnover rate	12%	[10]	33%	[10]	22%	[10]	5%	[11]	7%	[11]	3%	[11]

[1]	Aggregate total return.

[2]	Annualized.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated fees waived of 0.05% for the six months ended June 30, 2015 and 0.05% and 0.04% for the years ended December 31, 2014 and December 31, 2013, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, 0.14% and 0.15% for the six months ended June 30, 2015 and for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series, Large Cap Index Master Portfolio and Total International ex U.S. Index Master Portfolio allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series, and Total International ex U.S. Index Master Portfolio, except the total expenses for the year ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[7]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated fees waived of 0.04% for each the years ended December 31, 2012 and December 31, 2011.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13% for each of the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio, except for the years ended December 31, 2014 and December 31, 2013, which also includes International Tilts Master Portfolio and Large Cap Index Master Portfolio.

[10]

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes purchases and sales of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 16%, 20% and 10% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	77

Financial Highlights	Master Investment Portfolio

	LifePath 2040 Master Portfolio
			Year Ended December 31,
	Six Months Ended June 30, 2015 (Unaudited)		2014		2013		2012		2011		2010

Total Return
Total return	2.10%	[1]	5.98%		17.42%		15.23%		(1.88)%		13.21%

Ratios to Average Net Assets
Total expenses	0.50%	[2,3,4,5]	0.53%	[3,4,5]	0.51%	[3,4,5]	0.52%	[6,7,8]	0.52%	[6,7,8]	0.55%	[6]

Total expenses after fees waived and/or reimbursed	0.17%	[2,3,4,5]	0.19%	[3,4,5]	0.18%	[3,4,5]	0.21%	[6,7,8]	0.20%	[6,7,8]	0.19%	[6]

Net investment income[9]	2.14%	[2,3,4,5]	2.03%	[3,4,5]	2.26%	[3,4,5]	2.44%	[6,7,8]	2.24%	[6,7,8]	2.24%	[6]

Supplemental Data
Net assets, end of period (000)	$2,062,758		$2,089,313		$2,064,693		$1,701,257		$1,509,756		$1,519,203

Portfolio turnover rate	10%	[10]	42%	[10]	26%	[10]	4%	[11]	8%	[11]	4%	[11]

[1]	Aggregate total return.

[2]	Annualized.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated fees waived of 0.06% for the six months ended June 30, 2015 and 0.06% and 0.05% for the years ended December 31, 2014 and December 31, 2013, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%, 0.16% and 0.17% for the six months ended June 30, 2015 and for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series, Large Cap Index Master Portfolio and Total International ex U.S. Index Master Portfolio allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series, and Total International ex U.S. Index Master Portfolio, except the total expenses for the year ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[7]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated fees waived of 0.05% and 0.04% for the years ended December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15% for each of the years ended December 31, 2012 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio, except for the years ended December 31, 2014 and December 31, 2013, which also includes International Tilts Master Portfolio and Large Cap Index Master Portfolio.

[10]

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes purchases and sales of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 14%, 20% and 9% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

78	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	Master Investment Portfolio

	LifePath 2050 Master Portfolio
			Year Ended December 31,
	Six Months Ended June 30, 2015 (Unaudited)		2014		2013		2012		2011		2010

Total Return
Total return	2.20%	[1]	6.23%		20.32%		16.55%		(3.28)%		13.93%

Ratios to Average Net Assets
Total expenses	0.51%	[2,3,4,5]	0.53%	[3,4,5]	0.53%	[3,4,5]	0.54%	[6,7,8]	0.53%	[6,7,8]	0.56%	[6]

Total expenses after fees waived and/or reimbursed	0.16%	[2,3,4,5]	0.18%	[3,4,5]	0.20%	[3,4,5]	0.21%	[6,7,8]	0.18%	[6,7,8]	0.17%	[6]

Net investment income[9]	2.18%	[2,3,4,5]	2.04%	[3,4,5]	2.46%	[3,4,5]	2.51%	[6,7,8]	2.18%	[6,7,8]	2.31%	[6]

Supplemental Data
Net assets, end of period (000)	$486,146		$439,444		$415,263		$267,851		$180,087		$119,391

Portfolio turnover rate	11%	[10]	48%	[10]	28%	[10]	5%	[11]	13%	[11]	5%	[11]

[1]	Aggregate total return.

[2]	Annualized.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated fees waived of 0.07% for the six months ended June 30, 2015 and 0.07% and 0.06% for the years ended December 31, 2014 and December 31, 2013, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.19%, 0.17% and 0.15% for the six months ended June 30, 2015 and for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series, Large Cap Index Master Portfolio and Total International ex U.S. Index Master Portfolio allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series, and Total International ex U.S. Index Master Portfolio, except the total expenses for the year ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[7]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated fees waived of 0.06% and 0.05% for the years ended December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15% and 0.17% for the years ended December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio, except for the years ended December 31, 2014 and December 31, 2013, which also includes International Tilts Master Portfolio and Large Cap Index Master Portfolio.

[10]

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio.

[11]

Excludes purchases and sales of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15%, 19% and 12% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	79

Notes to Financial Statements (Unaudited)	Master Investment Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to five series of MIP: LifePath® Retirement Master Portfolio, LifePath® 2020 Master Portfolio, LifePath® 2030 Master Portfolio, LifePath® 2040 Master Portfolio and LifePath® 2050 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”).

As of June 30, 2015, the investment of LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio in the Active Stock Master Portfolio represented 26.1% and 29.6%, respectively, of net assets. The investment of LifePath Retirement Master Portfolio and LifePath 2020 Master Portfolio in CoreAlpha Bond Master Portfolio represented 50.3% and 40.9%, respectively, of net assets. As such, financial statements of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, including the Schedule of Investments, should be read in conjunction with each respective the LifePath Master Portfolio’s financial statements. Active Stock Master Portfolio’s and CoreAlpha Bond Master Portfolio’s financial statements are available, without charge, on the SEC’s website at http://www.sec.gov.

The LifePath Master Portfolios will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying LifePath Master Portfolios”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Master Portfolios. The LifePath Master Portfolios may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Master Portfolio’s investment in each of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that master portfolio. As of June 30, 2015, the LifePath Master Portfolios held interests in Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series as follows:

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio	International Tilts Master Portfolio	Large Cap Index Master Portfolio	Master Small Cap Index Series
LifePath Retirement Master Portfolio	7.5%	26.7%	9.1%	5.5%	5.8%
LifePath 2020 Master Portfolio	22.9%	38.4%	22.1%	8.9%	9.8%
LifePath 2030 Master Portfolio	31.9%	20.9%	30.4%	11.7%	7.4%
LifePath 2040 Master Portfolio	27.9%	4.7%	28.9%	12.1%	4.6%
LifePath 2050 Master Portfolio	7.5%	0.2%	7.3%	2.6%	1.1%

The LifePath Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The LifePath Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the LifePath Master Portfolio:

Valuation: The LifePath Master Portfolios’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the LifePath Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the LifePath Master Portfolios for all financial instruments. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. The market value of the LifePath Master Portfolios’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the NYSE on days when the NYSE is open. The LifePath Master Portfolios record their proportionate investment in the Underlying Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each LifePath Master Portfolios might reasonably expect to receive or pay from the

80	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (continued)	Master Investment Portfolio

current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the LifePath Master Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Total International ex U.S. Index Master Portfolio income, expenses and realized and unrealized gains and losses.

Other: Expenses directly related to a LifePath Master Portfolio are charged to that LifePath Master Portfolio. Other operating expenses shared by several Funds are prorated among those Funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Securities Lending: Certain LifePath Master Portfolios may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the LifePath Master Portfolios collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the LifePath Master Portfolios is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the LifePath Master Portfolios and any additional required collateral is delivered to the LifePath Master Portfolios, or excess collateral returned by the LifePath Master Portfolios, on the next business day. During the term of the loan, the LifePath Master Portfolios are entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as affiliated investments in the LifePath Master Portfolios’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-affiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the LifePath Master Portfolios under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the LifePath Master Portfolios, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the LifePath Master Portfolios can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following table is a summary of the LifePath Master Portfolios securities lending agreements by counterparty, which are subject to offset under an MSLA:

LifePath Retirement Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$3,249,450	$(3,249,450)	—
JP Morgan Securities LLC	952,425	(952,425)	—
UBS Securities LLC	4,436,397	(4,436,397)	—

Total	$8,638,272	$(8,638,272)	—

BLACKROCK FUNDS III	JUNE 30, 2015	81

Notes to Financial Statements (continued)	Master Investment Portfolio

LifePath 2020 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$22,342,770	$(22,342,770)	—
SG Americas Securities LLC	526,635	(526,635)	—
UBS Securities LLC	143,376	(143,376)	—

Total	$23,012,781	$(23,012,781)	—

LifePath 2030 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	$10,567,507	$(10,567,507)	—
SG Americas Securities LLC	315,353	(315,353)	—
UBS Securities LLC	1,201,104	(1,201,104)	—

Total	$12,083,964	$(12,083,964)	—

LifePath 2040 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	$4,595,241	$(4,595,241)	—
Credit Suisse Securities (USA) LLC	5,102	(5,102)	—
SG Americas Securities LLC	155,294	(155,294)	—
UBS Securities LLC	842,334	(842,334)	—

Total	$5,597,971	$(5,597,971)	—

[1]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral has been received in connection with securities lending agreements as follows:

LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio
$8,821,610	$23,526,675	$12,446,927	$5,760,220

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the LifePath Master Portfolios benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each LifePath Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

MIP, on behalf of the LifePath Master Portfolios, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (“BFA” or the “Manager”), the LifePath Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each LifePath Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Master Portfolio. For such services, each LifePath Master Portfolio paid BFA a monthly fee based on a percentage of such LifePath Master Portfolio’s average daily net assets. Each LifePath Master Portfolio pays BFA at an annual rate of 0.35% of the average daily net assets of each respective LifePath Master Portfolio.

MIP, on behalf of the LifePath Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Master Portfolios’ and MIP’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Master Portfolios.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the LifePath Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

82	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (continued)	Master Investment Portfolio

BAL is not entitled to compensation for providing administration services to the LifePath Master Portfolios, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the LifePath Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the LifePath Master Portfolios.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Master Portfolios. BFA had contractually agreed to waive investment advisory fees charged to each LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, received by BFA or BAL, from each affiliated investment company in which the LifePath Master Portfolios invest through April 30, 2016. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2025. The amounts of the waivers, if any, are shown as fees waived by Manager in the Statements of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the LifePath Master Portfolios, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The LifePath Master Portfolios are responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the LifePath Master Portfolios bear to an annual rate of 0.04% (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each LifePath Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each LifePath Master Portfolio retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each LifePath Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the LifePath Master Portfolios is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended June 30, 2015, the LifePath Master Portfolios paid BTC the following amounts in total for securities lending agent services and collateral investment fees:

LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
$6,696	$16,263	$22,949	$20,714	$6,102

Each LifePath Master Portfolio may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments in the Underlying Funds and Underlying Master Portfolios, excluding short-term securities, were as follows:

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
Purchases	$197,851,297	$300,945,970	$315,614,896	$219,942,948	$89,370,487
Sales	$212,783,537	$392,164,388	$348,624,577	$287,070,498	$49,804,984

6. Income Tax Information:

Each LifePath Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the LifePath Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the LifePath Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each LifePath Master Portfolio’s assets will be managed so an investor in the LifePath Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

BLACKROCK FUNDS III	JUNE 30, 2015	83

Notes to Financial Statements (concluded)	Master Investment Portfolio

Each LifePath Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the LifePath Master Portfolios’ U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the LifePath Master Portfolios’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Master Portfolios as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the LifePath Master Portfolios’ financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
Tax cost	$1,548,003,404	$2,734,879,350	$2,601,255,512	$1,951,043,373	$470,192,277

Gross unrealized appreciation	67,848,076	139,583,852	157,138,224	140,748,899	22,645,696
Gross unrealized depreciation	(16,044,298)	(31,522,026)	(31,793,896)	(23,989,130)	(5,376,367)

Net unrealized appreciation	$51,803,778	$108,061,826	$125,344,328	$116,759,769	$17,269,329

7. Bank Borrowings:

MIP, on behalf of the LifePath Master Portfolios, along with certain other LifePath Master Portfolios managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the LifePath Master Portfolios may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual LifePath Master Portfolios, the Participating Funds, including the LifePath Master Portfolios, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such LifePath Master Portfolios based upon portions of the aggregate commitment available to them and relative net assets of Participating LifePath Master Portfolios. During the six months ended June 30, 2015, the LifePath Master Portfolios did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the LifePath Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the LifePath Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the LifePath Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the LifePath Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the LifePath Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The LifePath Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the LifePath Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Master Portfolios.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

84	BLACKROCK FUNDS III	JUNE 30, 2015

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), each a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. Each of LifePath Retirement Fund, LifePath 2020 Fund, LifePath 2030 Fund, LifePath 2040 Fund and LifePath 2050 Fund (each, a “Portfolio” and collectively, the “Portfolios”), each a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to each Master Portfolio. For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of each Portfolio and the interest holders of each Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolios and the Portfolios by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance of a Master Portfolio/Portfolio relative to its peers, benchmark, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Portfolios for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolios’ and /or the Portfolios’ operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Portfolios; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and Portfolio’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolios and/or the Portfolios; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

BLACKROCK FUNDS III	JUNE 30, 2015	85

Disclosure of Investment Advisory Agreement (continued)

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Master Portfolio and Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper1 and the applicable Morningstar Classification; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Master Portfolio and/or Portfolio to BlackRock; (g) sales and redemption data regarding each Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to each Master Portfolio for a one-year term ending June 30, 2016. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio, each Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios; (d) each Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolios and the Portfolios; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing the relevant Master Portfolio’s performance and the Master Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolios and the Portfolios. BlackRock and its affiliates provide the Master Portfolios and the Portfolios with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Portfolios. In particular, BlackRock and its affiliates provide the Master Portfolios and the Portfolios with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

86	BLACKROCK FUNDS III	JUNE 30, 2015

Disclosure of Investment Advisory Agreement (continued)

meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolios and the Portfolios, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Portfolios and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio and Portfolio, as applicable. The Board noted that each Portfolio’s investment results correspond directly to the investment results of the applicable Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to other funds in its applicable Lipper category and the applicable Morningstar Classification. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of each Master Portfolio and Portfolio, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for each of the Portfolios.

The Board noted that for the one-, three- and five-year periods reported, each of LifePath Retirement Fund, LifePath 2020 Fund, LifePath 2040 Fund and LifePath 2050 Fund ranked in the second, third and third quartiles, respectively, against its respective Morningstar Performance Universe. The Board noted the improved performance of each of these Portfolios during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the underperformance of these Portfolios during the three- and five-year periods. With respect to each of these Portfolios, the Board was informed that, among other things, asset allocation was the primary driver of underperformance relative to the Portfolio’s Morningstar Performance Universe. Given each Portfolio’s more measured glidepath, performance has lagged somewhat given the substantial rally of equity and equity-like asset classes over the three- and five-year periods.

The Board noted that for the one-, three- and five-year periods reported, LifePath 2030 Fund ranked in the third, third and fourth quartiles, respectively, against its Morningstar Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the underperformance of the Portfolio during these periods. The Board was informed that, among other things, asset allocation was the primary driver of underperformance relative to the Portfolio’s Morningstar Performance Universe. Given the Portfolio’s more measured glidepath, performance has lagged somewhat given the substantial rally of equity and equity-like asset classes over the one-, three- and five-year periods.

The Board and BlackRock also discussed BlackRock’s strategy for improving the performance of each Master Portfolio/Portfolio and BlackRock’s commitment to providing the resources necessary to assist the portfolio managers of each Master Portfolio in seeking to do so.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Portfolios: The Board, including the Independent Board Members, reviewed each Master Portfolio’s contractual advisory fee rate compared with the other funds in the corresponding Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared each Portfolio’s total expense ratio, as well as each Master Portfolio’s actual advisory fee rate, to those of other funds in the corresponding Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios and the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee

BLACKROCK FUNDS III	JUNE 30, 2015	87

Disclosure of Investment Advisory Agreement (continued)

waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolios and the Portfolios by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolios and the Portfolios. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolios and the Portfolios in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the varying fee structures for fund of funds can limit the value of advisory fee comparisons.

The Board also noted that LifePath Retirement Master Portfolio’s contractual advisory fee rate ranked second out of two funds, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio ranked second out of two funds and in the fourth quartile, respectively, relative to the Portfolio’s Expense Peers.

The Board also noted that LifePath 2020 Master Portfolio’s contractual advisory fee rate ranked in the second quartile, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio ranked in the second and fourth quartiles, respectively, relative to the Portfolio’s Expense Peers.

The Board also noted that LifePath 2030 Master Portfolio’s contractual advisory fee rate ranked in the third quartile, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio ranked in the second and fourth quartiles, respectively, relative to the Portfolio’s Expense Peers. The Board determined that the Portfolio’s total expense ratio was appropriate in light of the median total expense ratio paid by its Expense Peers.

The Board also noted that LifePath 2040 Master Portfolio’s contractual advisory fee rate ranked in the third quartile, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio ranked in the second and third quartiles, respectively, relative to the Portfolio’s Expense Peers. The Board determined that the Portfolio’s total expense ratio was appropriate in light of the median total expense ratio paid by its Expense Peers.

The Board also noted that LifePath 2050 Master Portfolio’s contractual advisory fee rate ranked in the third quartile, and that the actual advisory fee rate and the corresponding Portfolio’s total expense ratio ranked in the first and third quartiles, respectively, relative to the Portfolio’s Expense Peers. The Board determined that the Portfolio’s total expense ratio was appropriate in light of the median total expense ratio paid by its Expense Peers.

The Board also noted that, with respect to each Master Portfolio, BlackRock has contractually agreed to waive its advisory fee at the Master Portfolio level in an amount equal to the advisory and administration fees, if any, received by it or its affiliates from funds in which the Master Portfolio invests, and that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate each Master Portfolio/Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/Portfolio’s independent registered public accounting firm. In addition, the Board noted that BlackRock had voluntarily agreed to waive a portion of the administration fee payable by the LifePath Retirement Fund, on a class-by-class basis, as applicable. The administration fee waiver was effective on June 1, 2015.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Portfolios increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolios and the Portfolios benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolios and the Portfolios to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolios. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios and the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Portfolios, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its

88	BLACKROCK FUNDS III	JUNE 30, 2015

Disclosure of Investment Advisory Agreement (concluded)

other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the pertinent Portfolio’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to each Master Portfolio, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS III	JUNE 30, 2015	89

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust/MIP and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust/MIP.

Effective May 18, 2015, Ian MacKinnon resigned as a Trustee of the Trust/MIP.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

90	BLACKROCK FUNDS III	JUNE 30, 2015

Additional Information

General Information

Householding

The LifePath Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The LifePath Funds/LifePath Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The LifePath Funds’/LifePath Master Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The LifePath Funds’/LifePath Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the LifePath Funds/LifePath Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the LifePath Funds/LifePath Master Portfolios voted proxies relating to securities held in the LifePath Funds’/LifePath Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS III	JUNE 30, 2015	91

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

92	BLACKROCK FUNDS III	JUNE 30, 2015

This report are intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a LifePath Fund unless preceded or accompanied by that LifePath Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LifePath-6/15-SAR

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds III

➢	BlackRock LifePath® Index Retirement Fund
➢	BlackRock LifePath® Index 2020 Fund
➢	BlackRock LifePath® Index 2025 Fund
➢	BlackRock LifePath® Index 2030 Fund
➢	BlackRock LifePath® Index 2035 Fund
➢	BlackRock LifePath® Index 2040 Fund
➢	BlackRock LifePath® Index 2045 Fund
➢	BlackRock LifePath® Index 2050 Fund
➢	BlackRock LifePath® Index 2055 Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	JUNE 30, 2015

The Markets in Review

Dear Shareholder,

During the 12-month period ended June 30, 2015, market volatility increased from the remarkably low levels seen in recent years, although it remained below the historical average. In the middle of 2014, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. The U.S. economy, however, was showing improvement, which made investors concerned that the U.S. Federal Reserve (the “Fed”) would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows.

In the fourth quarter, U.S. growth picked up considerably while the broader global economy showed more signs of slowing. This, combined with rising global risks, drove investors to the relative stability of U.S. assets. International markets continued to struggle even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries despite their persistently low yields, which had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path. However, meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The period ended on a downbeat, but temporary, note as Greece’s long-brewing debt troubles came to an impasse. As the drama unfolded around the tumultuous negotiations between Greece and its creditors, investors feared the possibility of Greece leaving the euro zone and the impact such an event might have on global markets. Most asset classes broadly sold off, especially in Europe, even while macroeconomic and company fundamentals continued to improve.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.23%	7.42%
U.S. small cap equities (Russell 2000® Index)	4.75	6.49
International equities (MSCI Europe, Australasia, Far East Index)	5.52	(4.22)
Emerging market equities (MSCI Emerging Markets Index)	2.95	(5.12)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.51)	3.79
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.86
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.53	(0.39)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2015	BlackRock LifePath Index Funds

Portfolio Management Commentary

How did each Fund perform?

•

Each of the BlackRock LifePath Index Funds with target dates of 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and BlackRock LifePath Index Retirement Fund (together, the “LifePath Index Funds”) invest in their respective LifePath Index Master Portfolio.

•

For the six-month period ended June 30, 2015, the LifePath Index Fund with a target date of 2045 outperformed the custom benchmark, while the LifePath Index Funds with target dates of 2035, 2040, 2050 and 2055 had mixed performance with Institutional Shares and Class K Shares outperforming and Investor A Shares performing in line with the custom benchmark. For the same period, Institutional Shares and Class K Shares of the LifePath Index 2020, 2030, and Retirement Funds performed in line while Investor A Shares underperformed the custom benchmark. Also for the same period, LifePath Index 2025 Fund’s Institutional Shares outperformed the custom benchmark while Investor A Shares underperformed and Class K Shares performed in line. The returns for the LifePath Index Fund include fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

•

Equity markets outperformed fixed income markets during the period. As a result, the LifePath Index Funds with longer time horizons generated higher returns on an absolute basis given their larger allocations to equity investments.

•

While most of the LifePath Index Funds outperformed their benchmark, outperformance was greater in the longer-dated LifePath Index Funds (2035 to 2055). Positive performance differences were largely due to the impact of the pricing dislocation of international assets that occurred at the end of 2014 and reversed at the beginning of the period in 2015, favorably affecting the BlackRock Total International ex U.S. Index Master Portfolio’s performance.

•	During the period, there were no material detractors from fund performance relative to the benchmark.

Describe recent Fund activity.

•

Each LifePath Index Fund has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Index Fund is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Index Funds were rebalanced in accordance with their updated strategic allocations. Daily cash flows were allocated to the underlying funds and instruments as appropriate.

Describe Fund positioning at period end.

•	At period end, each of the LifePath Index Funds was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Index Fund will change over time according to a “glide path” as each LifePath Index Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Index Fund’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Index Fund, which may be a primary source of income after retirement. As each LifePath Index Fund approaches its target date, its asset allocation will shift so that each LifePath Index Fund invests a greater percentage of its assets in fixed income funds. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Index Fund, and determine whether any changes are required to enable each LifePath Index Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each LifePath Index Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Index Fund, reallocations of each LifePath Index Fund’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each LifePath Index Fund or achieve each LifePath Index Fund’s investment objective.

4	BLACKROCK FUNDS III	JUNE 30, 2015

BlackRock LifePath Index Retirement Fund

Investment Objective

BlackRock LifePath® Index Retirement Fund’s (“LifePath Index Retirement Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes.

Effective March 31, 2015, the LifePath® Index Retirement Portfolio changed its name to the BlackRock LifePath® Index Retirement Fund.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index Retirement Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Fund’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	52.9%	9.1%	N/A	10.9%	23.2%	3.9%
7/01/12 to 6/30/13	52.9	9.1	0.4%	11.8	21.6	4.2
7/01/13 to 6/30/14	52.9	9.1	0.2	12.0	21.3	4.5
7/01/14 to 6/30/15	51.9	8.9	0.5	12.7	22.1	4.0

See “About Fund Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns
	6-Month Total Returns	1 Year	Since Inception[3]
Institutional	1.18%	1.89%	5.61%
Investor A	1.06	1.75	5.36
Class K	1.20	2.03	5.65
LifePath Index Retirement Fund Custom Benchmark	1.22	2.15	5.78
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	3.07
Barclays U.S. TIPS Index (Series L)	0.34	(1.73)	2.36
FTSE EPRA/NAREIT Developed Real Estate Index	(3.20)	(0.36)	6.06
MSCI ACWI ex-USA IMI Index	4.59	(4.97)	2.60
Russell 1000® Index	1.71	7.37	13.44
Russell 2000® Index	4.75	6.49	11.58

[3]	The LifePath Index Fund commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2015	5

BlackRock LifePath Index 2020 Fund

Investment Objective

BlackRock LifePath® Index 2020 Fund’s (“LifePath Index 2020 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Effective March 31, 2015, the LifePath® Index 2020 Portfolio changed its name to the BlackRock LifePath® Index 2020 Fund.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2020 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Fund’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	37.9%	6.1%	N/A	17.3%	35.0%	3.7%
7/01/12 to 6/30/13	39.9	6.4	3.3%	16.1	30.7	3.6
7/01/13 to 6/30/14	41.9	6.8	2.9	15.8	28.7	3.9
7/01/14 to 6/30/15	41.1	6.7	3.2	16.4	29.0	3.5

See “About Fund Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2015

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	1.43%	2.12%	6.32%
Investor A	1.32	1.81	6.03
Class K	1.46	2.18	6.35
LifePath Index 2020 Fund Custom Benchmark	1.41	2.26	6.46
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	3.07
Barclays U.S. TIPS Index (Series L)	0.34	(1.73)	2.36
FTSE EPRA/NAREIT Developed Real Estate Index	(3.20)	(0.36)	6.06
MSCI ACWI ex-USA IMI Index	4.59	(4.97)	2.60
Russell 1000® Index	1.71	7.37	13.44
Russell 2000® Index	4.75	6.49	11.58

[3]	The LifePath Index Fund commenced operations on May 31, 2011.

Past performance is not indicative of future results.

6	BLACKROCK FUNDS III	JUNE 30, 2015

BlackRock LifePath Index 2025 Fund

Investment Objective

BlackRock LifePath® Index 2025 Fund’s (“LifePath Index 2025 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Effective March 31, 2015, the LifePath® Index 2025 Portfolio changed its name to the BlackRock LifePath® Index 2025 Fund.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2025 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Fund’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	30.9%	4.8%	N/A	20.3%	40.5%	3.5%
7/01/12 to 6/30/13	32.9	5.1	4.8%	18.4	35.6	3.2
7/01/13 to 6/30/14	34.8	5.4	4.7	18.2	33.5	3.4
7/01/14 to 6/30/15	32.6	5.1	5.4	19.4	34.4	3.1

See “About Fund Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2015

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	1.62%	2.22%	6.77%
Investor A	1.50	1.99	6.52
Class K	1.56	2.27	6.80
LifePath Index 2025 Fund Custom Benchmark	1.56	2.34	6.95
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	3.07
Barclays U.S. TIPS Index (Series L)	0.34	(1.73)	2.36
FTSE EPRA/NAREIT Developed Real Estate Index	(3.20)	(0.36)	6.06
MSCI ACWI ex-USA IMI Index	4.59	(4.97)	2.60
Russell 1000® Index	1.71	7.37	13.44
Russell 2000® Index	4.75	6.49	11.58

[3]	The LifePath Index Fund commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2015	7

BlackRock LifePath Index 2030 Fund

Investment Objective

BlackRock LifePath® Index 2030 Fund’s (“LifePath Index 2030 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Effective March 31, 2015, the LifePath® Index 2030 Portfolio changed its name to the BlackRock LifePath® Index 2030 Fund.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2030 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Fund’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	24.7%	3.6%	N/A	22.9%	45.4%	3.4%
7/01/12 to 6/30/13	26.6	4.0	6.2%	20.4	39.9	2.9
7/01/13 to 6/30/14	28.6	4.2	6.2	20.3	37.7	3.0
7/01/14 to 6/30/15	24.6	3.7	7.5	22.1	39.5	2.7

See “About Fund Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2015

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	1.73%	2.33%	7.20%
Investor A	1.61	2.01	6.93
Class K	1.75	2.39	7.22
LifePath Index 2030 Fund Custom Benchmark	1.70	2.42	7.36
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	3.07
Barclays U.S. TIPS Index (Series L)	0.34	(1.73)	2.36
FTSE EPRA/NAREIT Developed Real Estate Index	(3.20)	(0.36)	6.06
MSCI ACWI ex-USA IMI Index	4.59	(4.97)	2.60
Russell 1000® Index	1.71	7.37	13.44
Russell 2000® Index	4.75	6.49	11.58

[3]	The LifePath Index Fund commenced operations on May 31, 2011.

Past performance is not indicative of future results.

8	BLACKROCK FUNDS III	JUNE 30, 2015

BlackRock LifePath Index 2035 Fund

Investment Objective

BlackRock LifePath® Index 2035 Fund’s (“LifePath Index 2035 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Effective March 31, 2015, the LifePath® Index 2035 Portfolio changed its name to the BlackRock LifePath® Index 2035 Fund.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2035 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Fund’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	19.1%	2.5%	N/A	25.3%	49.8%	3.3%
7/01/12 to 6/30/13	21.1	2.8	7.4%	22.2	43.8	2.7
7/01/13 to 6/30/14	23.1	3.0	7.6	22.2	41.4	2.7
7/01/14 to 6/30/15	17.3	2.3	9.3	24.6	44.1	2.4

See “About Fund Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2015

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	1.97%	2.39%	7.54%
Investor A	1.77	2.08	7.24
Class K	1.91	2.44	7.55
LifePath Index 2035 Fund Custom Benchmark	1.82	2.48	7.71
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	3.07
Barclays U.S. TIPS Index (Series L)	0.34	(1.73)	2.36
FTSE EPRA/NAREIT Developed Real Estate Index	(3.20)	(0.36)	6.06
MSCI ACWI ex-USA IMI Index	4.59	(4.97)	2.60
Russell 1000® Index	1.71	7.37	13.44
Russell 2000® Index	4.75	6.49	11.58

[3]	The LifePath Index Fund commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2015	9

BlackRock LifePath Index 2040 Fund

Investment Objective

BlackRock LifePath® Index 2040 Fund’s (“LifePath Index 2040 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Effective March 31, 2015, the LifePath® Index 2040 Portfolio changed its name to the BlackRock LifePath® Index 2040 Fund.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2040 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Fund’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	14.1%	1.4%	N/A	27.4%	53.8%	3.3%
7/01/12 to 6/30/13	16.1	1.6	8.6%	23.9	47.4	2.4
7/01/13 to 6/30/14	18.2	1.9	8.8	23.9	44.8	2.4
7/01/14 to 6/30/15	10.9	1.2	11.1	26.8	47.8	2.2

See “About Fund Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2015

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	2.00%	2.44%	7.87%
Investor A	1.88	2.21	7.58
Class K	2.11	2.50	7.90
LifePath Index 2040 Fund Custom Benchmark	1.92	2.54	8.04
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	3.07
Barclays U.S. TIPS Index (Series L)	0.34	(1.73)	2.36
FTSE EPRA/NAREIT Developed Real Estate Index	(3.20)	(0.36)	6.06
MSCI ACWI ex-USA IMI Index	4.59	(4.97)	2.60
Russell 1000® Index	1.71	7.37	13.44
Russell 2000® Index	4.75	6.49	11.58

[3]	The LifePath Index Fund commenced operations on May 31, 2011.

Past performance is not indicative of future results.

10	BLACKROCK FUNDS III	JUNE 30, 2015

BlackRock LifePath Index 2045 Fund

Investment Objective

BlackRock LifePath® Index 2045 Fund’s (“LifePath Index 2045 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Effective March 31, 2015, the LifePath® Index 2045 Portfolio changed its name to the BlackRock LifePath® Index 2045 Fund.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2045 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Fund’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	9.8%	N/A	N/A	29.5%	57.5%	3.2%
7/01/12 to 6/30/13	12.1	N/A	9.6%	25.4	50.7	2.2
7/01/13 to 6/30/14	14.5	N/A	9.9	25.5	48.0	2.1
7/01/14 to 6/30/15	7.3	0.1%	12.4	28.2	49.9	2.1

See “About Fund Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2015

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	2.06%	2.50%	8.08%
Investor A	2.03	2.35	7.83
Class K	2.09	2.63	8.14
LifePath Index 2045 Fund Custom Benchmark	1.96	2.61	8.34
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	3.07
Barclays U.S. TIPS Index (Series L)	0.34	(1.73)	2.36
FTSE EPRA/NAREIT Developed Real Estate Index	(3.20)	(0.36)	6.06
MSCI ACWI ex-USA IMI Index	4.59	(4.97)	2.60
Russell 1000® Index	1.71	7.37	13.44
Russell 2000® Index	4.75	6.49	11.58

[3]	The LifePath Index Fund commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2015	11

BlackRock LifePath Index 2050 Fund

Investment Objective

BlackRock LifePath® Index 2050 Fund’s (“LifePath Index 2050 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Effective March 31, 2015, the LifePath® Index 2050 Portfolio changed its name to the BlackRock LifePath® Index 2050 Fund.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2050 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Fund’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	4.4%	N/A	31.5%	60.8%	3.3%
7/01/12 to 6/30/13	6.8	10.6%	26.9	53.7	2.0
7/01/13 to 6/30/14	9.2	11.0	27.0	51.0	1.8
7/01/14 to 6/30/15	4.8	13.0	29.0	51.2	2.1

See “About Fund Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2015

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	2.12%	2.57%	8.37%
Investor A	2.00	2.35	8.09
Class K	2.14	2.62	8.40
LifePath Index 2050 Fund Custom Benchmark	1.97	2.61	8.59
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	3.07
FTSE EPRA/NAREIT Developed Real Estate Index	(3.20)	(0.36)	6.06
MSCI ACWI ex-USA IMI Index	4.59	(4.97)	2.60
Russell 1000® Index	1.71	7.37	13.44
Russell 2000® Index	4.75	6.49	11.58

[3]	The LifePath Index Fund commenced operations on May 31, 2011.

Past performance is not indicative of future results.

12	BLACKROCK FUNDS III	JUNE 30, 2015

BlackRock LifePath Index 2055 Fund

Investment Objective

BlackRock LifePath® Index 2055 Fund’s (“LifePath Index 2055 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Effective March 31, 2015, the LifePath® Index 2055 Portfolio changed its name to the BlackRock LifePath® Index 2055 Fund.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2055 Fund Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Fund’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	1.0%	N/A	33.9%	58.7%	6.4%
7/01/12 to 6/30/13	1.6	11.9%	28.3	56.2	2.0
7/01/13 to 6/30/14	4.0	12.5	28.5	53.2	1.8
7/01/14 to 6/30/15	2.7	13.5	29.6	52.1	2.0

See “About Fund Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2015

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	2.13%	2.54%	8.63%
Investor A	2.02	2.31	8.35
Class K	2.16	2.59	8.67
LifePath Index 2055 Fund Custom Benchmark	1.97	2.58	8.80
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	3.07
FTSE EPRA/NAREIT Developed Real Estate Index	(3.20)	(0.36)	6.06
MSCI ACWI ex-USA IMI Index	4.59	(4.97)	2.60
Russell 1000® Index	1.71	7.37	13.44
Russell 2000® Index	4.75	6.49	11.58

[3]	The LifePath Index Fund commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2015	13

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

•	Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on LifePath Index Fund distributions or the redemption of LifePath Index Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of administration and service fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The LifePath Index Funds’ administrator waived and/or reimbursed a portion of each LifePath Index Fund’s expenses. Without such waiver and/or reimbursement, each LifePath Index Fund’s performance would have been lower.

The LifePath Index Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Index Fund’s asset classes according to their weightings as of the most recent quarter- end. The weightings of the various indexes that are included in the LifePath Index Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath Index Fund’s changing asset allocations over time. As of June 30, 2015, the following indexes are used to calculate the LifePath Index Funds’ custom benchmarks: Barclays U.S. Aggregate Bond Index, Barclays U.S. TIPS Index (Series L), FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex-U.S. IMI Index, Russell 1000® Index and Russell 2000® Index.

The Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity. The Barclays U.S. TIPS Index (Series L) is a market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury. The FTSE EPRA/NAREIT Developed Real Estate Index a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia. The MSCI ACWI ex-U.S. IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Index represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index is an unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that Index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

14	BLACKROCK FUNDS III	JUNE 30, 2015

Disclosure of Expenses

Shareholders of each LifePath Index Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Index Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Index Fund and their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Index Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Index Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath Index Retirement Fund
Institutional	$1,000.00	$1,011.80	$0.75	$1,000.00	$1,024.05	$0.75	0.15%
Investor A	$1,000.00	$1,010.60	$1.99	$1,000.00	$1,022.81	$2.01	0.40%
Class K	$1,000.00	$1,012.00	$0.50	$1,000.00	$1,024.30	$0.50	0.10%
LifePath Index 2020 Fund
Institutional	$1,000.00	$1,014.30	$0.75	$1,000.00	$1,024.05	$0.75	0.15%
Investor A	$1,000.00	$1,013.20	$2.00	$1,000.00	$1,022.81	$2.01	0.40%
Class K	$1,000.00	$1,014.60	$0.50	$1,000.00	$1,024.30	$0.50	0.10%
LifePath Index 2025 Fund
Institutional	$1,000.00	$1,016.20	$0.75	$1,000.00	$1,024.05	$0.75	0.15%
Investor A	$1,000.00	$1,015.00	$2.00	$1,000.00	$1,022.81	$2.01	0.40%
Class K	$1,000.00	$1,015.60	$0.50	$1,000.00	$1,024.30	$0.50	0.10%
LifePath Index 2030 Fund
Institutional	$1,000.00	$1,017.30	$0.75	$1,000.00	$1,024.05	$0.75	0.15%
Investor A	$1,000.00	$1,016.10	$2.00	$1,000.00	$1,022.81	$2.01	0.40%
Class K	$1,000.00	$1,017.50	$0.50	$1,000.00	$1,024.30	$0.50	0.10%
LifePath Index 2035 Fund
Institutional	$1,000.00	$1,019.70	$0.70	$1,000.00	$1,024.10	$0.70	0.14%
Investor A	$1,000.00	$1,017.70	$1.95	$1,000.00	$1,022.86	$1.96	0.39%
Class K	$1,000.00	$1,019.10	$0.45	$1,000.00	$1,024.35	$0.45	0.09%
LifePath Index 2040 Fund
Institutional	$1,000.00	$1,020.00	$0.70	$1,000.00	$1,024.10	$0.70	0.14%
Investor A	$1,000.00	$1,018.80	$1.95	$1,000.00	$1,022.86	$1.96	0.39%
Class K	$1,000.00	$1,021.10	$0.45	$1,000.00	$1,024.35	$0.45	0.09%
LifePath Index 2045 Fund
Institutional	$1,000.00	$1,020.60	$0.70	$1,000.00	$1,024.10	$0.70	0.14%
Investor A	$1,000.00	$1,020.30	$1.95	$1,000.00	$1,022.86	$1.96	0.39%
Class K	$1,000.00	$1,020.90	$0.45	$1,000.00	$1,024.35	$0.45	0.09%
LifePath Index 2050 Fund
Institutional	$1,000.00	$1,021.20	$0.70	$1,000.00	$1,024.10	$0.70	0.14%
Investor A	$1,000.00	$1,020.00	$1.95	$1,000.00	$1,022.86	$1.96	0.39%
Class K	$1,000.00	$1,021.40	$0.45	$1,000.00	$1,024.35	$0.45	0.09%
LifePath Index 2055 Fund
Institutional	$1,000.00	$1,021.30	$0.65	$1,000.00	$1,024.15	$0.65	0.13%
Investor A	$1,000.00	$1,020.20	$1.90	$1,000.00	$1,022.91	$1.91	0.38%
Class K	$1,000.00	$1,021.60	$0.40	$1,000.00	$1,024.40	$0.40	0.08%

[1]

For each class of the LifePath Index Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because each LifePath Index Fund invests significantly in a LifePath Index Master Portfolio, the expense examples reflect the net expenses of both the LifePath Index Fund and the LifePath Index Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK FUNDS III	JUNE 30, 2015	15

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock LifePath Index Retirement Fund	BlackRock LifePath Index 2020 Fund	BlackRock LifePath Index 2025 Fund	BlackRock LifePath Index 2030 Fund	BlackRock LifePath Index 2035 Fund

Assets
Investments at value — from the applicable LifePath Index Master Portfolio[1]	$474,077,728	$1,029,690,921	$628,800,618	$991,857,382	$488,399,622
Receivables:
Capital shares sold	3,103,015	4,857,537	2,104,795	4,296,543	1,482,064
From the advisor	26,209	37,437	29,545	36,430	27,728
Prepaid expenses	37,958	44,168	35,219	44,508	34,284

Total assets	477,244,910	1,034,630,063	630,970,177	996,234,863	489,943,698

Liabilities
Payables:
Contributions to the LifePath Index Master Portfolio	2,718,260	4,200,261	1,347,127	3,420,000	1,355,438
Capital shares redeemed	384,755	657,276	757,668	876,543	126,626
Income dividends	81,681	59,931	9,011	67,020	7,147
Capital gains distributions	38,807	19,554	1,571	6,228	421
Professional fees	17,650	15,007	16,955	15,251	17,448
Service fees	13,890	26,538	21,141	29,651	19,793
Printing fees	6,805	9,268	5,503	8,213	4,816
Registration fees	1,240	3,894	4,405	5,110	3,726
Trustees’ fees	160	306	183	293	163
Transfer agent fees	—	11,094	6,349	8,962	2,297
Other accrued expenses payable	5,316	7,160	7,805	7,875	7,751

Total liabilities	3,268,564	5,010,289	2,177,718	4,445,146	1,545,626

Net Assets	$473,976,346	$1,029,619,774	$628,792,459	$991,789,717	$488,398,072

Net Assets Consist of
Paid-in capital	$443,316,133	$955,682,854	$589,819,541	$912,322,583	$453,212,292
Undistributed (distributions in excess of) net investment income	(154,473)	172,366	566,868	834,647	708,261
Accumulated net realized gain (loss) allocated from the LifePath Index Master Portfolio	746,117	2,174,658	1,574,190	2,428,000	1,561,714
Net unrealized appreciation (depreciation) allocated from the LifePath Index Master Portfolio	30,068,569	71,589,896	36,831,860	76,204,487	32,915,805

Net Assets	$473,976,346	$1,029,619,774	$628,792,459	$991,789,717	$488,398,072

Net Asset Value
Institutional:
Net assets	$68,267,793	$85,690,922	$64,716,447	$82,241,567	$46,312,922

Shares outstanding[2]	6,012,801	7,375,030	5,474,719	6,881,160	3,827,893

Net asset value	$11.35	$11.62	$11.82	$11.95	$12.10

Investor A:
Net assets	$69,359,849	$130,174,587	$103,742,433	$143,037,000	$95,629,907

Shares outstanding[2]	6,113,338	11,220,534	8,784,530	11,974,874	7,920,133

Net asset value	$11.35	$11.60	$11.81	$11.94	$12.07

Class K:
Net assets	$336,348,704	$813,754,265	$460,333,579	$766,511,150	$346,455,243

Shares outstanding[2]	29,637,471	70,045,580	38,929,004	64,195,765	28,659,516

Net asset value	$11.35	$11.62	$11.82	$11.94	$12.09

[1] Investments at cost — from the applicable LifePath Index Master Portfolio	$444,009,159	$958,101,025	$591,968,758	$915,652,895	$455,483,817
[2] No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock LifePath Index 2040 Fund	BlackRock LifePath Index 2045 Fund	BlackRock LifePath Index 2050 Fund	BlackRock LifePath Index 2055 Fund

Assets
Investments at value — from the applicable LifePath Index Master Portfolio[1]	$671,960,937	$280,413,030	$297,373,714	$84,350,845
Receivables:
Capital shares sold	3,268,490	860,134	1,847,163	489,063
From the advisor	33,831	26,933	31,527	29,153
Prepaid expenses	44,787	33,090	38,967	32,288

Total assets	675,308,045	281,333,187	299,291,371	84,901,349

Liabilities
Payables:
Contributions to the LifePath Index Master Portfolio	2,961,697	766,610	1,698,653	464,841
Capital shares redeemed	306,793	93,524	148,510	24,222
Income dividends	53,269	4,884	6,696	764
Professional fees	16,962	18,333	18,084	19,313
Service fees	16,901	8,692	6,156	2,451
Printing fees	5,971	3,892	3,719	3,605
Registration fees	3,912	2,329	2,575	735
Transfer agent fees	3,813	—	—	—
Capital gains distributions	1,800	303	264	36
Trustees’ fees	168	—	29	2
Other accrued expenses payable	5,911	5,149	3,195	1,714

Total liabilities	3,377,197	903,716	1,887,881	517,683

Net Assets	$671,930,848	$280,429,471	$297,403,490	$84,383,666

Net Assets Consist of
Paid-in capital	$615,986,648	$260,785,106	$277,446,193	$79,718,477
Undistributed (distributions in excess of) net investment income	965,091	572,537	638,816	220,348
Accumulated net realized gain (loss) allocated from the LifePath Index Master Portfolio	2,270,687	1,171,939	1,392,265	(415,434)
Net unrealized appreciation (depreciation) allocated from the LifePath Index Master Portfolio	52,708,422	17,899,889	17,926,216	4,860,275

Net Assets	$671,930,848	$280,429,471	$297,403,490	$84,383,666

Net Asset Value
Institutional:
Net assets	$60,017,230	$39,020,207	$35,888,479	$15,442,686

Shares outstanding[2]	4,906,921	3,150,652	2,859,116	1,211,074

Net asset value	$12.23	$12.38	$12.55	$12.75

Investor A:
Net assets	$82,010,710	$42,630,147	$30,445,011	$12,267,558

Shares outstanding[2]	6,714,742	3,447,472	2,429,559	963,451

Net asset value	$12.21	$12.37	$12.53	$12.73

Class K:
Net assets	$529,902,908	$198,779,117	$231,070,000	$56,673,422

Shares outstanding[2]	43,331,042	16,040,288	18,409,436	4,444,514

Net asset value	$12.23	$12.39	$12.55	$12.75

[1] Investments at cost — from the applicable LifePath Index Master Portfolio	$619,252,515	$262,513,141	$279,447,498	$79,490,570
[2] No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	17

Statements of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock LifePath Index Retirement Fund	BlackRock LifePath Index 2020 Fund	BlackRock LifePath Index 2025 Fund	BlackRock LifePath Index 2030 Fund	BlackRock LifePath Index 2035 Fund

Investment Income
Net investment income allocated from the applicable LifePath Index Master Portfolio:
Dividends — affiliated	$2,127,759	$6,331,305	$4,730,207	$8,856,965	$5,041,636
Interest — affiliated	2,282,492	3,812,930	1,772,539	1,991,274	616,386
Securities lending — affiliated — net	2,769	7,448	12,455	5,779	4,012
Income — affiliated	—	1,943	1,247	—	—
Expenses	(281,060)	(565,770)	(338,362)	(518,176)	(260,894)
Fees waived	52,572	79,238	50,637	60,480	44,889

Total income	4,184,532	9,667,094	6,228,723	10,396,322	5,446,029

Fund Expenses
Administration	69,771	148,591	89,687	140,861	70,356
Registration	30,323	38,790	30,630	38,635	28,522
Service — Investor A	82,235	156,736	123,555	173,871	114,152
Transfer agent — Institutional	18,335	21,833	14,665	19,761	10,122
Transfer agent — Investor A	13,711	28,781	22,225	31,359	20,118
Transfer agent — Class K	15,291	15,041	8,018	15,556	8,501
Professional	16,655	16,566	16,293	16,474	16,293
Printing	7,320	10,848	6,691	9,943	5,697
Independent Trustees	153	270	163	270	144
Miscellaneous	4,034	4,307	4,034	4,034	4,034
Recoupment of past waived fees — class specific	4,558	6,783	7,008	7,728	6,923

Total expenses	262,386	448,546	322,969	458,492	284,862
Less administration fees waived	(70,311)	(149,223)	(90,268)	(141,486)	(70,909)
Less transfer agent fees waived and/or reimbursed — Institutional	(1,233)	(1,210)	(305)	(613)	(302)
Less transfer agent fees waived and/or reimbursed — Investor A	(1,696)	(2,564)	(2,102)	(2,323)	(2,037)
Less transfer agent fees waived and/or reimbursed — Class K	(15,291)	(15,041)	(8,017)	(15,555)	(8,500)
Less fees reimbursed by the administrator	(57,621)	(69,823)	(56,904)	(68,406)	(53,813)

Total expenses after fees waived and/or reimbursed	116,234	210,685	165,373	230,109	149,301

Net investment income	4,068,298	9,456,409	6,063,350	10,166,213	5,296,728

Realized and Unrealized Gain (Loss) Allocated from the LifePath Index Master Portfolio
Net realized gain from investments, financial futures contracts and foreign currency transactions	1,926,420	4,756,807	3,031,681	5,286,542	2,893,039

Net change in unrealized appreciation (depreciation) on investments, financial futures contracts and foreign currency translations	(719,835)	(1,268,847)	(492,796)	(589,171)	53,207

Net realized and unrealized gain	1,206,585	3,487,960	2,538,885	4,697,371	2,946,246

Net Increase in Net Assets Resulting from Operations	$5,274,883	$12,944,369	$8,602,235	$14,863,584	$8,242,974

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock LifePath Index 2040 Fund	BlackRock LifePath Index 2045 Fund	BlackRock LifePath Index 2050 Fund	BlackRock LifePath Index 2055 Fund

Investment Income
Net investment income allocated from the applicable LifePath Index Master Portfolio:
Dividends — affiliated	$7,639,278	$3,366,105	$3,565,652	$1,002,225
Interest — affiliated	396,417	73,628	64,232	17,653
Securities lending — affiliated — net	4,761	1,813	8,508	1,310
Income — affiliated	1,430	602	—	—
Expenses	(344,930)	(152,642)	(159,110)	(58,637)
Fees waived	49,966	36,947	38,272	27,308

Total income	7,746,922	3,326,453	3,517,554	989,859

Fund Expenses
Administration	95,356	40,107	42,074	11,732
Registration	37,110	27,260	30,774	24,875
Service — Investor A	97,723	48,687	34,918	13,373
Transfer agent — Institutional	13,528	7,645	7,410	3,088
Transfer agent — Investor A	17,309	9,162	7,209	2,986
Transfer agent — Class K	15,109	8,722	14,950	7,512
Professional	16,385	16,204	16,204	16,204
Printing	7,142	4,160	4,068	2,804
Independent Trustees	163	28	28	—
Miscellaneous	4,034	4,034	4,034	4,037
Recoupment of past waived fees — class specific	5,116	4,270	2,227	733

Total expenses	308,975	170,279	163,896	87,344
Less administration fees waived	(95,939)	(40,621)	(42,576)	(12,193)
Less transfer agent fees waived and/or reimbursed — Institutional	(321)	(307)	(180)	(189)
Less transfer agent fees waived and/or reimbursed — Investor A	(1,004)	(998)	(795)	(414)
Less transfer agent fees waived and/or reimbursed — Class K	(15,108)	(8,721)	(14,949)	(7,512)
Less fees reimbursed by administrator	(63,926)	(50,847)	(54,281)	(47,132)

Total expenses after fees waived and/or reimbursed	132,677	68,785	51,115	19,904

Net investment income	7,614,245	3,257,668	3,466,439	969,955

Realized and Unrealized Gain (Loss) Allocated from the LifePath Index Master Portfolio
Net realized gain from investments, financial futures contracts and foreign currency transactions	4,146,249	1,785,515	1,947,490	526,877

Net change in unrealized appreciation (depreciation) on investments, financial futures contracts and foreign currency translations	(13,483)	122,782	(41,875)	(44,106)

Net realized and unrealized gain	4,132,766	1,908,297	1,905,615	482,771

Net Increase in Net Assets Resulting from Operations	$11,747,011	$5,165,965	$5,372,054	$1,452,726

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	19

Statements of Changes in Net Assets

	BlackRock LifePath Index Retirement Fund		BlackRock LifePath Index 2020 Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$4,068,298	$6,754,544	$9,456,409	$14,578,806
Net realized gain	1,926,420	5,266,766	4,756,807	9,750,563
Net change in unrealized appreciation (depreciation)	(719,835)	8,358,774	(1,268,847)	19,682,605

Net increase in net assets resulting from operations	5,274,883	20,380,084	12,944,369	44,011,974

Distributions to Shareholders From[1]
Net investment income:
Institutional	(550,334)	(1,003,476)	(720,823)	(1,290,937)
Investor A	(447,840)	(645,501)	(917,310)	(1,371,308)
Class K	(2,692,341)	(5,189,643)	(6,827,859)	(12,046,964)
Net realized gain:
Institutional	(141,946)	(831,394)	(133,501)	(946,287)
Investor A	(139,618)	(642,610)	(200,278)	(1,151,106)
Class K	(698,514)	(3,851,560)	(1,266,652)	(8,329,236)

Decrease in net assets resulting from distributions to shareholders	(4,670,593)	(12,164,184)	(10,066,423)	(25,135,838)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	41,885,956	101,799,062	145,669,424	246,310,875

Net Assets
Total increase in net assets	42,490,246	110,014,962	148,547,370	265,187,011
Beginning of period	431,486,100	321,471,138	881,072,404	615,885,393

End of period	$473,976,346	$431,486,100	$1,029,619,774	$881,072,404

Undistributed (distributions in excess of) net investment income, end of period	$(154,473)	$(532,256)	$172,366	$(818,051)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Changes in Net Assets

	BlackRock LifePath Index 2025 Fund		BlackRock LifePath Index 2030 Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$6,063,350	$7,980,893	$10,166,213	$14,132,713
Net realized gain	3,031,681	4,243,950	5,286,542	7,450,237
Net change in unrealized appreciation (depreciation)	(492,796)	11,493,129	(589,171)	20,621,536

Net increase in net assets resulting from operations	8,602,235	23,717,972	14,863,584	42,204,486

Distributions to Shareholders From[1]
Net investment income:
Institutional	(554,690)	(813,427)	(757,321)	(1,216,088)
Investor A	(724,984)	(1,216,103)	(1,119,470)	(1,658,504)
Class K	(3,900,426)	(5,998,530)	(6,910,834)	(11,318,329)
Net realized gain:
Institutional	(55,486)	(508,503)	(41,462)	(827,120)
Investor A	(87,728)	(853,702)	(71,661)	(1,251,411)
Class K	(395,708)	(3,603,809)	(385,244)	(7,287,063)

Decrease in net assets resulting from distributions to shareholders	(5,719,022)	(12,994,074)	(9,285,992)	(23,558,515)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	107,770,573	228,806,845	168,145,443	271,075,569

Net Assets
Total increase in net assets	110,653,786	239,530,743	173,723,035	289,721,540
Beginning of period	518,138,673	278,607,930	818,066,682	528,345,142

End of period	$628,792,459	$518,138,673	$991,789,717	$818,066,682

Undistributed (distributions in excess of) net investment income, end of period	$566,868	$(316,382)	$834,647	$(543,941)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	21

Statements of Changes in Net Assets

	BlackRock LifePath Index 2035 Fund		BlackRock LifePath Index 2040 Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$5,296,728	$6,623,719	$7,614,245	$9,659,334
Net realized gain	2,893,039	2,777,692	4,146,249	4,084,987
Net change in unrealized appreciation (depreciation)	53,207	9,904,332	(13,483)	14,271,549

Net increase in net assets resulting from operations	8,242,974	19,305,743	11,747,011	28,015,870

Distributions to Shareholders From[1]
Net investment income:
Institutional	(436,487)	(576,033)	(586,641)	(851,152)
Investor A	(756,881)	(1,172,332)	(686,703)	(918,989)
Class K	(3,221,746)	(4,885,446)	(5,135,134)	(7,898,009)
Net realized gain:
Institutional	(15,147)	(326,421)	(12,167)	(501,303)
Investor A	(31,297)	(731,035)	(16,419)	(597,551)
Class K	(114,029)	(2,643,917)	(107,131)	(4,405,145)

Decrease in net assets resulting from distributions to shareholders	(4,575,587)	(10,335,184)	(6,544,195)	(15,172,149)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	74,739,698	193,854,314	120,380,534	206,933,374

Net Assets
Total increase in net assets	78,407,085	202,824,873	125,583,350	219,777,095
Beginning of period	409,990,987	207,166,114	546,347,498	326,570,403

End of period	$488,398,072	$409,990,987	$671,930,848	$546,347,498

Undistributed (distributions in excess of) net investment income, end of period	$708,261	$(173,353)	$965,091	$(240,676)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Changes in Net Assets

	BlackRock LifePath Index 2045 Fund		BlackRock LifePath Index 2050 Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$3,257,668	$3,764,889	$3,466,439	$3,822,906
Net realized gain	1,785,515	1,288,242	1,947,490	1,120,653
Net change in unrealized appreciation (depreciation)	122,782	5,861,300	(41,875)	6,166,502

Net increase in net assets resulting from operations	5,165,965	10,914,431	5,372,054	11,110,061

Distributions to Shareholders From[1]
Net investment income:
Institutional	(379,765)	(414,254)	(332,224)	(394,456)
Investor A	(341,098)	(497,652)	(243,377)	(371,110)
Class K	(1,904,926)	(2,855,754)	(2,206,945)	(3,060,125)
Net realized gain:
Institutional	(14,196)	(196,532)	(8,295)	(161,182)
Investor A	(15,319)	(250,858)	(6,860)	(169,181)
Class K	(72,367)	(1,230,202)	(53,296)	(1,223,613)

Decrease in net assets resulting from distributions to shareholders	(2,727,671)	(5,445,252)	(2,850,997)	(5,379,667)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	51,233,498	116,729,238	62,013,614	123,424,472

Net Assets
Total increase in net assets	53,671,792	122,198,417	64,534,671	129,154,866
Beginning of period	226,757,679	104,559,262	232,868,819	103,713,953

End of period	$280,429,471	$226,757,679	$297,403,490	$232,868,819

Undistributed (distributions in excess of) net investment income, end of period	$572,537	$(59,342)	$638,816	$(45,077)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	23

Statements of Changes in Net Assets

	BlackRock LifePath Index 2055 Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$969,955	$965,125
Net realized gain	526,877	249,732
Net change in unrealized appreciation (depreciation)	(44,106)	1,523,881

Net increase in net assets resulting from operations	1,452,726	2,738,738

Distributions to Shareholders From[1]
Net investment income:
Institutional	(135,897)	(107,419)
Investor A	(90,172)	(133,343)
Class K	(518,076)	(723,754)
Net realized gain:
Institutional	(4,027)	(39,649)
Investor A	(3,124)	(48,206)
Class K	(14,805)	(236,207)

Decrease in net assets resulting from distributions to shareholders	(766,101)	(1,288,578)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	21,838,719	36,470,547

Net Assets
Total increase in net assets	22,525,344	37,920,707
Beginning of period	61,858,322	23,937,615

End of period	$84,383,666	$61,858,322

Undistributed (distributions in excess of) net investment income, end of period	$220,348	$(5,462)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	BlackRock LifePath Index Retirement Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.33		$11.05	$10.49	$9.77	$10.00

Net investment income[2]	0.10		0.21	0.18	0.21	0.16
Net realized and unrealized gain (loss)	0.03		0.42	0.62	0.68	(0.22)

Net increase (decrease) from investment operations	0.13		0.63	0.80	0.89	(0.06)

Distributions from:[3]
Net investment income	(0.09)		(0.21)	(0.19)	(0.15)	(0.16)
Net realized gain	(0.02)		(0.14)	(0.05)	(0.02)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.11)		(0.35)	(0.24)	(0.17)	(0.17)

Net asset value, end of period	$11.35		$11.33	$11.05	$10.49	$9.77

Total Return[4]
Based on net asset value	1.18%	[5]	5.73%	7.68%	9.16%	(0.61)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.21%	[9]	0.23%	0.26%	0.38%	6.81%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.15%	[9]	0.16%	0.18%	0.16%	0.18%	[9]

Net investment income[7,8]	1.73%	[9]	1.82%	1.70%	2.00%	2.84%	[9]

Supplemental Data
Net assets, end of period (000)	$68,268		$68,385	$39,793	$20,223	$24

Portfolio turnover rate of the LifePath Index Master Portfolio	9%	[11]	15% [11]	18% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.03%, 0.02%, 0.06% and 3.37% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.03%	0.03%	0.02%	0.02%	0.04%

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.84%.

[11]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15% and 9% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	25

Financial Highlights (continued)	BlackRock LifePath Index Retirement Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.33		$11.05	$10.49	$9.77	$10.00

Net investment income[2]	0.09		0.17	0.16	0.18	0.15
Net realized and unrealized gain (loss)	0.03		0.43	0.62	0.69	(0.23)

Net increase (decrease) from investment operations	0.12		0.60	0.78	0.87	(0.08)

Distributions from:[3]
Net investment income	(0.08)		(0.18)	(0.17)	(0.13)	(0.14)
Net realized gain	(0.02)		(0.14)	(0.05)	(0.02)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.10)		(0.32)	(0.22)	(0.15)	(0.15)

Net asset value, end of period	$11.35		$11.33	$11.05	$10.49	$9.77

Total Return[4]
Based on net asset value	1.06%	[5]	5.50%	7.44%	8.88%	(0.76)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.46%	[9]	0.48%	0.51%	0.81%	7.16%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.40%	[9]	0.41%	0.43%	0.41%	0.43%	[9]

Net investment income[7,8]	1.50%	[9]	1.55%	1.45%	1.71%	2.58%	[9]

Supplemental Data
Net assets, end of period (000)	$69,360		$55,156	$28,215	$7,967	$24

Portfolio turnover rate of the LifePath Index Master Portfolio	9%	[11]	15% [11]	18% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.03%, 0.02%, 0.13% and 3.37% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.03%	0.03%	0.02%	0.02%	0.04%

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.10%.

[11]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15% and 9% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock LifePath Index Retirement Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.33		$11.05	$10.49	$9.77	$10.00

Net investment income[2]	0.10		0.21	0.19	0.21	0.16
Net realized and unrealized gain (loss)	0.03		0.42	0.61	0.69	(0.22)

Net increase (decrease) from investment operations	0.13		0.63	0.80	0.90	(0.06)

Distributions from:[3]
Net investment income	(0.09)		(0.21)	(0.19)	(0.16)	(0.16)
Net realized gain	(0.02)		(0.14)	(0.05)	(0.02)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.11)		(0.35)	(0.24)	(0.18)	(0.17)

Net asset value, end of period	$11.35		$11.33	$11.05	$10.49	$9.77

Total Return[4]
Based on net asset value	1.20%	[5]	5.78%	7.72%	9.17%	(0.59)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.16%	[9]	0.19%	0.22%	0.28%	6.71%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.10%	[9]	0.11%	0.14%	0.15%	0.15%	[9]

Net investment income[7,8]	1.79%	[9]	1.87%	1.74%	2.02%	2.87%	[9]

Supplemental Data
Net assets, end of period (000)	$336,349		$307,946	$253,463	$173,667	$1,905

Portfolio turnover rate of the LifePath Index Master Portfolio	9%	[11]	15% [11]	18% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.03%, 0.02%, 0.04% and 3.38% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.03%	0.03%	0.02%	0.02%	0.04%

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.74%.

[11]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15% and 9% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	27

Financial Highlights	BlackRock LifePath Index 2020 Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.57		$11.25	$10.36	$9.48	$10.00

Net investment income[2]	0.11		0.22	0.22	0.22	0.15
Net realized and unrealized gain (loss)	0.06		0.46	0.94	0.85	(0.53)

Net increase (decrease) from investment operations	0.17		0.68	1.16	1.07	(0.38)

Distributions from:[3]
Net investment income	(0.10)		(0.22)	(0.21)	(0.16)	(0.13)
Net realized gain	(0.02)		(0.14)	(0.06)	(0.03)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.12)		(0.36)	(0.27)	(0.19)	(0.14)

Net asset value, end of period	$11.62		$11.57	$11.25	$10.36	$9.48

Total Return[4]
Based on net asset value	1.43%	[5]	6.10%	11.32%	11.35%	(3.72)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.20%	[9]	0.22%	0.26%	0.36%	6.91%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.15%	[9]	0.16%	0.18%	0.17%	0.20%	[9]

Net investment income[7,8]	1.88%	[9]	1.93%	1.98%	2.14%	2.66%	[9]

Supplemental Data
Net assets, end of period (000)	$85,691		$81,485	$42,447	$19,786	$24

Portfolio turnover rate of the LifePath Index Master Portfolio	6%	[11]	12% [11]	12% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.01%, 0.06% and 3.48% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.04%	0.04%	0.03%	0.03%	0.05%

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.94%.

[11]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 13% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock LifePath Index 2020 Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.55		$11.23	$10.35	$9.48	$10.00

Net investment income[2]	0.10		0.19	0.19	0.19	0.13
Net realized and unrealized gain (loss)	0.05		0.46	0.94	0.85	(0.52)

Net increase (decrease) from investment operations	0.15		0.65	1.13	1.04	(0.39)

Distributions from:[3]
Net investment income	(0.08)		(0.19)	(0.19)	(0.14)	(0.12)
Net realized gain	(0.02)		(0.14)	(0.06)	(0.03)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.10)		(0.33)	(0.25)	(0.17)	(0.13)

Net asset value, end of period	$11.60		$11.55	$11.23	$10.35	$9.48

Total Return[4]
Based on net asset value	1.32%	[5]	5.87%	10.99%	10.98%	(3.87)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.45%	[9]	0.47%	0.51%	0.68%	7.16%	[9,10]

Total expenses after fees waived and /or reimbursed[7,8]	0.40%	[9]	0.41%	0.44%	0.42%	0.46%	[9]

Net investment income[7,8]	1.65%	[9]	1.68%	1.75%	1.85%	2.42%	[9]

Supplemental Data
Net assets, end of period (000)	$130,175		$99,790	$61,996	$17,944	$24

Portfolio turnover rate of the LifePath Index Master Portfolio	6%	[11]	12% [11]	12% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.01%, 0.06% and 3.48% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.04%	0.04%	0.03%	0.03%	0.05%

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

[11]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 13% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	29

Financial Highlights (concluded)	BlackRock LifePath Index 2020 Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.57		$11.25	$10.36	$9.48	$10.00

Net investment income[2]	0.11		0.23	0.22	0.22	0.15
Net realized and unrealized gain (loss)	0.06		0.46	0.94	0.85	(0.52)

Net increase (decrease) from investment operations	0.17		0.69	1.16	1.07	(0.37)

Distributions from:[3]
Net investment income	(0.10)		(0.23)	(0.21)	(0.16)	(0.14)
Net realized gain	(0.02)		(0.14)	(0.06)	(0.03)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.12)		(0.37)	(0.27)	(0.19)	(0.15)

Net asset value, end of period	$11.62		$11.57	$11.25	$10.36	$9.48

Total Return[4]
Based on net asset value	1.46%	[5]	6.15%	11.36%	11.36%	(3.71)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.15%	[9]	0.17%	0.21%	0.28%	6.81%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.10%	[9]	0.11%	0.14%	0.16%	0.18%	[9]

Net investment income[7,8]	1.95%	[9]	1.98%	2.00%	2.20%	2.70%	[9]

Supplemental Data
Net assets, end of period (000)	$813,754		$699,797	$511,443	$249,157	$1,848

Portfolio turnover rate of the LifePath Index Master Portfolio	6%	[11]	12% [11]	12% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.01%, 0.04% and 3.48% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.04%	0.04%	0.03%	0.03%	0.05%

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.84%.

[11]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 13% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	BlackRock LifePath Index 2025 Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.74		$11.37	$10.30	$9.35	$10.00

Net investment income[2]	0.12		0.24	0.25	0.23	0.14
Net realized and unrealized gain (loss)	0.07		0.47	1.12	0.92	(0.65)

Net increase (decrease) from investment operations	0.19		0.71	1.37	1.15	(0.51)

Distributions from:[3]
Net investment income	(0.10)		(0.22)	(0.22)	(0.16)	(0.13)
Net realized gain	(0.01)		(0.12)	(0.08)	(0.04)	—
Return of capital	—		—	—	—	(0.01)[2]

Total distributions	(0.11)		(0.34)	(0.30)	(0.20)	(0.14)

Net asset value, end of period	$11.82		$11.74	$11.37	$10.30	$9.35

Total Return[4]
Based on net asset value	1.62%	[5]	6.33%	13.46%	12.34%	(5.12)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.20%	[9]	0.23%	0.27%	0.51%	6.97%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.15%	[9]	0.16%	0.17%	0.18%	0.21%	[9]

Net investment income[7,8]	2.00%	[9]	2.03%	2.25%	2.26%	2.55%	[9]

Supplemental Data
Net assets, end of period (000)	$64,717		$53,760	$21,097	$4,844	$23

Portfolio turnover rate of the LifePath Index Master Portfolio	7%	[11]	15% [11]	13% [11]	0% [12,13]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.02%, 0.12% and 3.53% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.05%	0.05%	0.04%	0.03%	0.06%

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.99%.

[11]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 14% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	31

Financial Highlights (continued)	BlackRock LifePath Index 2025 Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.73		$11.36	$10.30	$9.35	$10.00

Net investment income[2]	0.11		0.21	0.23	0.22	0.13
Net realized and unrealized gain (loss)	0.07		0.48	1.11	0.91	(0.66)

Net increase (decrease) from investment operations	0.18		0.69	1.34	1.13	(0.53)

Distributions from:[3]
Net investment income	(0.09)		(0.20)	(0.20)	(0.14)	(0.11)
Net realized gain	(0.01)		(0.12)	(0.08)	(0.04)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.10)		(0.32)	(0.28)	(0.18)	(0.12)

Net asset value, end of period	$11.81		$11.73	$11.36	$10.30	$9.35

Total Return[4]
Based on net asset value	1.50%	[5]	6.10%	13.13%	12.12%	(5.26)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.45%	[9]	0.48%	0.52%	0.85%	7.22%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.40%	[9]	0.41%	0.43%	0.44%	0.46%	[9]

Net investment income[7,8]	1.78%	[9]	1.77%	2.04%	2.21%	2.30%	[9]

Supplemental Data
Net assets, end of period (000)	$103,742		$89,983	$49,232	$3,918	$23

Portfolio turnover rate of the LifePath Index Master Portfolio	7%	[11]	15% [11]	13% [11]	0% [12,13]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.02%, 0.13% and 3.53% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.05%	0.05%	0.04%	0.03%	0.06%

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.24%.

[11]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 14% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock LifePath Index 2025 Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.75		$11.37	$10.30	$9.35	$10.00

Net investment income[2]	0.13		0.24	0.24	0.23	0.14
Net realized and unrealized gain (loss)	0.05		0.49	1.14	0.92	(0.65)

Net increase (decrease) from investment operations	0.18		0.73	1.38	1.15	(0.51)

Distributions from:[3]
Net investment income	(0.10)		(0.23)	(0.23)	(0.16)	(0.13)
Net realized gain	(0.01)		(0.12)	(0.08)	(0.04)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.11)		(0.35)	(0.31)	(0.20)	(0.14)

Net asset value, end of period	$11.82		$11.75	$11.37	$10.30	$9.35

Total Return[4]
Based on net asset value	1.56%	[5]	6.47%	13.48%	12.34%	(5.10)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.15%	[9]	0.18%	0.23%	0.37%	6.87%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.10%	[9]	0.11%	0.14%	0.16%	0.18%	[9]

Net investment income[7,8]	2.08%	[9]	2.08%	2.16%	2.26%	2.58%	[9]

Supplemental Data
Net assets, end of period (000)	$460,334		$374,396	$208,280	$113,655	$1,823

Portfolio turnover rate of the LifePath Index Master Portfolio	7%	[11]	15% [11]	13% [11]	0% [12,13]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.02%, 0.07% and 3.53% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.05%	0.05%	0.04%	0.03%	0.06%

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.89%.

[11]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 14% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	33

Financial Highlights	BlackRock LifePath Index 2030 Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.86		$11.49	$10.26	$9.24	$10.00

Net investment income[2]	0.13		0.25	0.25	0.23	0.13
Net realized and unrealized gain (loss)	0.08		0.51	1.31	1.00	(0.76)

Net increase (decrease) from investment operations	0.21		0.76	1.56	1.23	(0.63)

Distributions from:[3]
Net investment income	(0.11)		(0.24)	(0.24)	(0.17)	(0.12)
Net realized gain	(0.01)		(0.15)	(0.09)	(0.04)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.12)		(0.39)	(0.33)	(0.21)	(0.13)

Net asset value, end of period	$11.95		$11.86	$11.49	$10.26	$9.24

Total Return[4]
Based on net asset value	1.73%	[5]	6.58%	15.34%	13.38%	(6.30)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.19%	[9]	0.22%	0.27%	0.41%	7.04%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.15%	[9]	0.16%	0.19%	0.18%	0.22%	[9]

Net investment income[7,8]	2.13%	[9]	2.10%	2.30%	2.27%	2.47%	[9]

Supplemental Data
Net assets, end of period (000)	$82,242		$73,640	$32,538	$16,158	$23

Portfolio turnover rate of the LifePath Index Master Portfolio	5%	[11]	20% [11]	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.01%, 0.02%, 0.01%, 0.07% and 3.57% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.06%	0.05%	0.04%	0.04%	0.06%

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.06%.

[11]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 18% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock LifePath Index 2030 Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.85		$11.49	$10.26	$9.24	$10.00

Net investment income[2]	0.11		0.22	0.23	0.20	0.12
Net realized and unrealized gain (loss)	0.08		0.50	1.30	1.01	(0.77)

Net increase (decrease) from investment operations	0.19		0.72	1.53	1.21	(0.65)

Distributions from:[3]
Net investment income	(0.09)		(0.21)	(0.21)	(0.15)	(0.10)
Net realized gain	(0.01)		(0.15)	(0.09)	(0.04)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.10)		(0.36)	(0.30)	(0.19)	(0.11)

Net asset value, end of period	$11.94		$11.85	$11.49	$10.26	$9.24

Total Return[4]
Based on net asset value	1.61%	[5]	6.26%	15.09%	13.11%	(6.44)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.45%	[9]	0.47%	0.52%	0.72%	7.29%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.40%	[9]	0.41%	0.45%	0.44%	0.47%	[9]

Net investment income[7,8]	1.91%	[9]	1.84%	2.10%	1.99%	2.22%	[9]

Supplemental Data
Net assets, end of period (000)	$143,037		$111,333	$62,487	$13,908	$23

Portfolio turnover rate of the LifePath Index Master Portfolio	5%	[11]	20% [11]	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.01%, 0.02%, 0.01%, 0.07% and 3.57% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.06%	0.05%	0.04%	0.04%	0.06%

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.32%.

[11]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 18% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	35

Financial Highlights (concluded)	BlackRock LifePath Index 2030 Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.85		$11.48	$10.25	$9.24	$10.00

Net investment income[2]	0.13		0.25	0.26	0.24	0.14
Net realized and unrealized gain (loss)	0.08		0.51	1.30	0.98	(0.77)

Net increase (decrease) from investment operations	0.21		0.76	1.56	1.22	(0.63)

Distributions from:[3]
Net investment income	(0.11)		(0.24)	(0.24)	(0.17)	(0.12)
Net realized gain	(0.01)		(0.15)	(0.09)	(0.04)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.12)		(0.39)	(0.33)	(0.21)	(0.13)

Net asset value, end of period	$11.94		$11.85	$11.48	$10.25	$9.24

Total Return[4]
Based on net asset value	1.75%	[5]	6.64%	15.40%	13.28%	(6.28)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.15%	[9]	0.17%	0.22%	0.31%	6.94%	[9,10]

Total expenses after fees waived and/or reimbused[7,8]	0.10%	[9]	0.11%	0.15%	0.17%	0.19%	[9]

Net investment income[7,8]	2.22%	[9]	2.14%	2.32%	2.37%	2.50%	[9]

Supplemental Data
Net assets, end of period (000)	$766,511		$633,093	$433,320	$175,849	$1,802

Portfolio turnover rate of the LifePath Index Master Portfolio	5%	[11]	20% [11]	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.01%, 0.02%, 0.01%, 0.09% and 3.57% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.06%	0.05%	0.04%	0.04%	0.06%

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.96%.

[11]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 18% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	BlackRock LifePath Index 2035 Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.98		$11.57	$10.21	$9.14	$10.00

Net investment income[2]	0.14		0.26	0.29	0.25	0.13
Net realized and unrealized gain (loss)	0.09		0.51	1.43	1.04	(0.87)

Net increase (decrease) from investment operations	0.23		0.77	1.72	1.29	(0.74)

Distributions from:[3]
Net investment income	(0.11)		(0.24)	(0.25)	(0.17)	(0.11)
Net realized gain	(0.00)[4]		(0.12)	(0.11)	(0.05)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.11)		(0.36)	(0.36)	(0.22)	(0.12)

Net asset value, end of period	$12.10		$11.98	$11.57	$10.21	$9.14

Total Return[5]
Based on net asset value	1.97%	[6]	6.68%	16.98%	14.16%	(7.37)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.20%	[10]	0.24%	0.28%	0.86%	7.12%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.14%	[10]	0.15%	0.18%	0.20%	0.23%	[10]

Net investment income[8,9]	2.23%	[10]	2.18%	2.59%	2.52%	2.40%	[10]

Supplemental Data
Net assets, end of period (000)	$46,313		$37,073	$10,605	$1,835	$23

Portfolio turnover rate of the LifePath Index Master Portfolio	6%	[12]	25% [12]	12% [12]	1% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.03%, 0.21% and 3.61% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.07%	0.06%	0.05%	0.04%	0.06%

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.15%.

[12]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[13]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 24% and 7% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	37

Financial Highlights (continued)	BlackRock LifePath Index 2035 Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.96		$11.56	$10.20	$9.14	$10.00

Net investment income[2]	0.12		0.23	0.25	0.26	0.12
Net realized and unrealized gain (loss)	0.09		0.51	1.45	1.00	(0.87)

Net increase (decrease) from investment operations	0.21		0.74	1.70	1.26	(0.75)

Distributions from:[3]
Net investment income	(0.10)		(0.22)	(0.23)	(0.15)	(0.10)
Net realized gain	(0.00)[4]		(0.12)	(0.11)	(0.05)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.10)		(0.34)	(0.34)	(0.20)	(0.11)

Net asset value, end of period	$12.07		$11.96	$11.56	$10.20	$9.14

Total Return[5]
Based on net asset value	1.77%	[6]	6.37%	16.74%	13.83%	(7.52)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.45%	[10]	0.48%	0.54%	0.89%	7.47%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.39%	[10]	0.41%	0.44%	0.45%	0.48%	[10]

Net investment income[8,9]	2.03%	[10]	1.91%	2.29%	2.59%	2.14%	[10]

Supplemental Data
Net assets, end of period (000)	$95,630		$83,587	$38,107	$3,798	$23

Portfolio turnover rate of the LifePath Index Master Portfolio	6%	[12]	25% [12]	12% [12]	1% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.03%, 0.09% and 3.61% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.07%	0.06%	0.05%	0.04%	0.06%

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.50%.

[12]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[13]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 24% and 7% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock LifePath Index 2035 Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.98		$11.56	$10.20	$9.14	$10.00

Net investment income[2]	0.14		0.26	0.27	0.24	0.13
Net realized and unrealized gain (loss)	0.09		0.53	1.45	1.04	(0.87)

Net increase (decrease) from investment operations	0.23		0.79	1.72	1.28	(0.74)

Distributions from:[3]
Net investment income	(0.12)		(0.25)	(0.25)	(0.17)	(0.11)
Net realized gain	(0.00)[4]		(0.12)	(0.11)	(0.05)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.12)		(0.37)	(0.36)	(0.22)	(0.12)

Net asset value, end of period	$12.09		$11.98	$11.56	$10.20	$9.14

Total Return[5]
Based on net asset value	1.91%	[6]	6.82%	17.02%	14.07%	(7.35)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.15%	[10]	0.19%	0.25%	0.48%	7.02%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.09%	[10]	0.11%	0.15%	0.17%	0.19%	[10]

Net investment income[8,9]	2.33%	[10]	2.22%	2.44%	2.43%	2.43%	[10]

Supplemental Data
Net assets, end of period (000)	$346,455		$289,331	$158,455	$76,095	$1,782

Portfolio turnover rate of the LifePath Index Master Portfolio	6%	[12]	25% [12]	12% [12]	1% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.03%, 0.10% and 3.61% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.07%	0.06%	0.05%	0.04%	0.06%

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.05%.

[12]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[13]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 24% and 7% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	39

Financial Highlights	BlackRock LifePath Index 2040 Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.11		$11.69	$10.18	$9.04	$10.00

Net investment income[2]	0.14		0.27	0.28	0.23	0.13
Net realized and unrealized gain (loss)	0.10		0.54	1.60	1.12	(0.98)

Net increase (decrease) from investment operations	0.24		0.81	1.88	1.35	(0.85)

Distributions from:[3]
Net investment income	(0.12)		(0.26)	(0.26)	(0.18)	(0.10)
Net realized gain	(0.00)[4]		(0.13)	(0.11)	(0.03)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.12)		(0.39)	(0.37)	(0.21)	(0.11)

Net asset value, end of period	$12.23		$12.11	$11.69	$10.18	$9.04

Total Return[5]
Based on net asset value	2.00%	[6]	6.94%	18.61%	15.01%	(8.44)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.19%	[10]	0.23%	0.29%	0.53%	7.17%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.14%	[10]	0.16%	0.20%	0.19%	0.23%	[10]

Net investment income[8,9]	2.35%	[10]	2.23%	2.55%	2.36%	2.34%	[10]

Supplemental Data
Net assets, end of period (000)	$60,017		$50,054	$19,346	$9,554	$23

Portfolio turnover rate of the LifePath Index Master Portfolio	5%	[12]	29% [12]	12% [12]	3% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.02%, 0.11% and 3.65% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.07%	0.06%	0.05%	0.04%	0.07%

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

[12]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[13]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 21% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock LifePath Index 2040 Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.09		$11.68	$10.17	$9.04	$10.00

Net investment income[2]	0.13		0.24	0.27	0.21	0.11
Net realized and unrealized gain (loss)	0.10		0.53	1.58	1.11	(0.97)

Net increase (decrease) from investment operations	0.23		0.77	1.85	1.32	(0.86)

Distributions from:[3]
Net investment income	(0.11)		(0.23)	(0.23)	(0.16)	(0.09)
Net realized gain	(0.00)[4]		(0.13)	(0.11)	(0.03)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.11)		(0.36)	(0.34)	(0.19)	(0.10)

Net asset value, end of period	$12.21		$12.09	$11.68	$10.17	$9.04

Total Return[5]
Based on net asset value	1.88%	[6]	6.62%	18.38%	14.63%	(8.58)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.44%	[10]	0.48%	0.53%	0.85%	7.42%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.39%	[10]	0.41%	0.45%	0.45%	0.48%	[10]

Net investment income[8,9]	2.13%	[10]	1.98%	2.39%	2.13%	2.08%	[10]

Supplemental Data
Net assets, end of period (000)	$82,011		$58,952	$31,753	$7,563	$23

Portfolio turnover rate of the LifePath Index Master Portfolio	5%	[12]	29% [12]	12% [12]	3% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.02%, 0.14% and 3.65% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.07%	0.06%	0.05%	0.04%	0.07%

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.45%.

[12]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[13]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 21% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	41

Financial Highlights (concluded)	BlackRock LifePath Index 2040 Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.10		$11.69	$10.18	$9.04	$10.00

Net investment income[2]	0.15		0.27	0.29	0.25	0.13
Net realized and unrealized gain (loss)	0.10		0.53	1.59	1.10	(0.97)

Net increase (decrease) from investment operations	0.25		0.80	1.88	1.35	(0.84)

Distributions from:[3]
Net investment income	(0.12)		(0.26)	(0.26)	(0.18)	(0.11)
Net realized gain	(0.00)[4]		(0.13)	(0.11)	(0.03)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.12)		(0.39)	(0.37)	(0.21)	(0.12)

Net asset value, end of period	$12.23		$12.10	$11.69	$10.18	$9.04

Total Return[5]
Based on net asset value	2.11%	[6]	6.90%	18.66%	15.03%	(8.42)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.15%	[10]	0.18%	0.24%	0.39%	7.06%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.09%	[10]	0.11%	0.15%	0.18%	0.20%	[10]

Net investment income[8,9]	2.44%	[10]	2.27%	2.58%	2.52%	2.36%	[10]

Supplemental Data
Net assets, end of period (000)	$529,903		$437,342	$275,471	$90,476	$1,763

Portfolio turnover rate of the LifePath Index Master Portfolio	5%	[12]	29% [12]	12% [12]	3% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.02%, 0.07% and 3.65% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.07%	0.06%	0.05%	0.04%	0.07%

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.09%.

[12]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[13]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 21% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	BlackRock LifePath Index 2045 Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.25		$11.78	$10.13	$8.94	$10.00

Net investment income[2]	0.15		0.29	0.34	0.26	0.12
Net realized and unrealized gain (loss)	0.10		0.54	1.69	1.13	(1.07)

Net increase (decrease) from investment operations	0.25		0.83	2.03	1.39	(0.95)

Distributions from:[3]
Net investment income	(0.12)		(0.26)	(0.27)	(0.18)	(0.10)
Net realized gain	(0.00)[4]		(0.10)	(0.11)	(0.02)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.12)		(0.36)	(0.38)	(0.20)	(0.11)

Net asset value, end of period	$12.38		$12.25	$11.78	$10.13	$8.94

Total Return[5]
Based on net asset value	2.06%	[6]	7.07%	20.18%	15.58%	(9.51)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.21%	[10]	0.26%	0.35%	1.35%	7.23%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.14%	[10]	0.15%	0.20%	0.22%	0.24%	[10]

Net investment income[8,9]	2.39%	[10]	2.35%	3.01%	2.64%	2.26%	[10]

Supplemental Data
Net assets, end of period (000)	$39,020		$27,964	$4,117	$532	$22

Portfolio turnover rate of the LifePath Index Master Portfolio	7%	[12]	30% [12]	12% [12]	2% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.03%, 0.05%, 0.36% and 3.69% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.08%	0.07%	0.05%	0.04%	0.07%

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.25%.

[12]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[13]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 22% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	43

Financial Highlights (continued)	BlackRock LifePath Index 2045 Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.23		$11.77	$10.12	$8.94	$10.00

Net investment income[2]	0.14		0.25	0.29	0.27	0.11
Net realized and unrealized gain (loss)	0.11		0.54	1.72	1.09	(1.08)

Net increase (decrease) from investment operations	0.25		0.79	2.01	1.36	(0.97)

Distributions from:[3]
Net investment income	(0.10)		(0.23)	(0.25)	(0.16)	(0.08)
Net realized gain	(0.01)		(0.10)	(0.11)	(0.02)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.11)		(0.33)	(0.36)	(0.18)	(0.09)

Net asset value, end of period	$12.37		$12.23	$11.77	$10.12	$8.94

Total Return[4]
Based on net asset value	2.03%	[5]	6.74%	19.96%	15.27%	(9.64)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.46%	[9]	0.51%	0.58%	1.39%	7.48%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.39%	[9]	0.40%	0.44%	0.46%	0.49%	[9]

Net investment income[7,8]	2.21%	[9]	2.04%	2.61%	2.75%	2.00%	[9]

Supplemental Data
Net assets, end of period (000)	$42,630		$33,859	$16,428	$887	$22

Portfolio turnover rate of the LifePath Index Master Portfolio	7%	[11]	30% [11]	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.03%, 0.06%, 0.25% and 3.69% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.08%	0.07%	0.05%	0.04%	0.07%

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.50%.

[11]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 22% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock LifePath Index 2045 Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.26		$11.79	$10.13	$8.94	$10.00

Net investment income[2]	0.16		0.28	0.30	0.26	0.12
Net realized and unrealized gain (loss)	0.10		0.55	1.74	1.13	(1.07)

Net increase (decrease) from investment operations	0.26		0.83	2.04	1.39	(0.95)

Distributions from:[3]
Net investment income	(0.12)		(0.26)	(0.27)	(0.18)	(0.10)
Net realized gain	(0.01)		(0.10)	(0.11)	(0.02)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.13)		(0.36)	(0.38)	(0.20)	(0.11)

Net asset value, end of period	$12.39		$12.26	$11.79	$10.13	$8.94

Total Return[4]
Based on net asset value	2.09%	[5]	7.10%	20.32%	15.61%	(9.49)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.16%	[9]	0.22%	0.31%	0.89%	7.12%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.09%	[9]	0.10%	0.15%	0.18%	0.21%	[9]

Net investment income[7,8]	2.49%	[9]	2.33%	2.73%	2.60%	2.29%	[9]

Supplemental Data
Net assets, end of period (000)	$198,779		$164,934	$84,015	$31,724	$1,744

Portfolio turnover rate of the LifePath Index Master Portfolio	7%	[11]	30% [11]	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.03%, 0.06%, 0.24% and 3.69% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.08%	0.07%	0.05%	0.04%	0.07%

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.15%.

[11]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 22% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	45

Financial Highlights	BlackRock LifePath Index 2050 Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.41		$11.91	$10.11	$8.86	$10.00

Net investment income[2]	0.15		0.29	0.34	0.24	0.12
Net realized and unrealized gain (loss)	0.11		0.57	1.82	1.21	(1.16)

Net increase (decrease) from investment operations	0.26		0.86	2.16	1.45	(1.04)

Distributions from:[3]
Net investment income	(0.12)		(0.26)	(0.27)	(0.19)	(0.09)
Net realized gain	(0.00)[4]		(0.10)	(0.09)	(0.01)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.12)		(0.36)	(0.36)	(0.20)	(0.10)

Net asset value, end of period	$12.55		$12.41	$11.91	$10.11	$8.86

Total Return[5]
Based on net asset value	2.12%	[6]	7.23%	21.56%	16.35%	(10.36)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.20%	[10]	0.27%	0.34%	1.55%	7.27%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.14%	[10]	0.15%	0.20%	0.21%	0.24%	[10]

Net investment income[8,9]	2.42%	[10]	2.33%	3.03%	2.44%	2.22%	[10]

Supplemental Data
Net assets, end of period (000)	$35,889		$24,618	$7,679	$1,573	$22

Portfolio turnover rate of the LifePath Index Master Portfolio	8%	[12]	22% [12]	12% [12]	3% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.03%, 0.06%, 0.47% and 3.71% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.08%	0.08%	0.06%	0.05%	0.07%

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.30%.

[12]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[13]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 26% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (continued)	BlackRock LifePath Index 2050 Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.39		$11.89	$10.10	$8.86	$10.00

Net investment income[2]	0.14		0.26	0.32	0.28	0.10
Net realized and unrealized gain (loss)	0.11		0.57	1.81	1.14	(1.15)

Net increase (decrease) from investment operations	0.25		0.83	2.13	1.42	(1.05)

Distributions from:[3]
Net investment income	(0.11)		(0.23)	(0.25)	(0.17)	(0.08)
Net realized gain	(0.00)[4]		(0.10)	(0.09)	(0.01)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.11)		(0.33)	(0.34)	(0.18)	(0.09)

Net asset value, end of period	$12.53		$12.39	$11.89	$10.10	$8.86

Total Return[5]
Based on net asset value	2.00%	[6]	7.01%	21.25%	16.00%	(10.49)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.46%	[10]	0.52%	0.59%	1.33%	7.69%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.39%	[10]	0.40%	0.45%	0.47%	0.49%	[10]

Net investment income[8,9]	2.21%	[10]	2.08%	2.85%	2.86%	1.97%	[10]

Supplemental Data
Net assets, end of period (000)	$30,445		$22,053	$12,103	$1,090	$25

Portfolio turnover rate of the LifePath Index Master Portfolio	8%	[12]	22% [12]	12% [12]	3% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.03%, 0.06%, 0.22% and 3.71% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Includes the LifePath Index Fund’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.08%	0.08%	0.06%	0.05%	0.07%

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.71%.

[12]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[13]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 26% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	47

Financial Highlights (concluded)	BlackRock LifePath Index 2050 Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.41		$11.91	$10.11	$8.86	$10.00

Net investment income[2]	0.16		0.29	0.32	0.26	0.12
Net realized and unrealized gain (loss)	0.10		0.58	1.85	1.19	(1.16)

Net increase (decrease) from investment operations	0.26		0.87	2.17	1.45	(1.04)

Distributions from:[3]
Net investment income	(0.12)		(0.27)	(0.28)	(0.19)	(0.09)
Net realized gain	(0.00)[4]		(0.10)	(0.09)	(0.01)	—
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.12)		(0.37)	(0.37)	(0.20)	(0.10)

Net asset value, end of period	$12.55		$12.41	$11.91	$10.11	$8.86

Total Return[5]
Based on net asset value	2.14%	[6]	7.28%	21.61%	16.37%	(10.34)%	[6]

Ratios to Average Net Assets[6]
Total expenses[8,9]	0.17%	[10]	0.23%	0.33%	0.99%	7.17%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.09%	[10]	0.10%	0.15%	0.19%	0.21%	[10]

Net investment income[8,9]	2.51%	[10]	2.37%	2.88%	2.67%	2.25%	[10]

Supplemental Data
Net assets, end of period (000)	$231,070		$186,198	$83,933	$23,342	$1,727

Portfolio turnover rate of the LifePath Index Master Portfolio	8%	[12]	22% [12]	12% [12]	3% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.03%, 0.06%, 0.27% and 3.71% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.08%	0.08%	0.06%	0.05%	0.07%

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

[12]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[13]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 26% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	BlackRock LifePath Index 2055 Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.60		$12.05	$10.05	$8.80	$10.00

Net investment income[2]	0.16		0.31	0.37	0.24	0.12
Net realized and unrealized gain (loss)	0.11		0.58	1.91	1.23	(1.22)

Net increase (decrease) from investment operations	0.27		0.89	2.28	1.47	(1.10)

Distributions from:[3]
Net investment income	(0.12)		(0.27)	(0.28)	(0.22)	(0.09)
Net realized gain	(0.00)[4]		(0.07)	—	—	—
Return of capital	—		—	—	(0.00)[4]	(0.01)

Total distributions	(0.12)		(0.34)	(0.28)	(0.22)	(0.10)

Net asset value, end of period	$12.75		$12.60	$12.05	$10.05	$8.80

Total Return[5]
Based on net asset value	2.13%	[6]	7.46%	22.91%	16.78%	(10.98)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.29%	[10]	0.43%	0.75%	4.43%	7.32%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.13%	[10]	0.13%	0.20%	0.24%	0.24%	[10]

Net investment income[8,9]	2.48%	[10]	2.50%	3.25%	2.46%	2.21%	[10]

Supplemental Data
Net assets, end of period (000)	$15,443		$7,874	$896	$25	$22

Portfolio turnover rate of the LifePath Index Master Portfolio	11%	[12]	22% [12]	15% [12]	8% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.05%, 0.10%, 0.26%, 1.36% and 3.73% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.09%	0.09%	0.06%	0.05%	0.08%

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.34%.

[12]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[13]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 53% and 13% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	49

Financial Highlights (continued)	BlackRock LifePath Index 2055 Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.58		$12.04	$10.05	$8.80	$10.00

Net investment income[2]	0.14		0.27	0.33	0.25	0.10
Net realized and unrealized gain (loss)	0.11		0.58	1.92	1.20	(1.21)

Net increase (decrease) from investment operations	0.25		0.85	2.25	1.45	(1.11)

Distributions from:[3]
Net investment income	(0.10)		(0.24)	(0.26)	(0.20)	(0.08)
Net realized gain	(0.00)[4]		(0.07)	—	—	—
Return of capital	—		—	—	(0.00)[4]	(0.01)

Total distributions	(0.10)		(0.31)	(0.26)	(0.20)	(0.09)

Net asset value, end of period	$12.73		$12.58	$12.04	$10.05	$8.80

Total Return[5]
Based on net asset value	2.02%	[6]	7.13%	22.55%	16.55%	(11.11)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.56%	[10]	0.69%	0.91%	3.98%	7.57%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.38%	[10]	0.40%	0.44%	0.49%	0.49%	[10]

Net investment income[8,9]	2.26%	[10]	2.14%	2.87%	2.60%	1.95%	[10]

Supplemental Data
Net assets, end of period (000)	$12,268		$8,945	$4,696	$129	$22

Portfolio turnover rate of the LifePath Index Master Portfolio	11%	[12]	22% [12]	15% [12]	8% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.05%, 0.10%, 0.27%, 1.05% and 3.74% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.09%	0.09%	0.06%	0.05%	0.08%

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.59%.

[12]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[13]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 53% and 13% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock LifePath Index 2055 Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.60		$12.05	$10.05	$8.80	$10.00

Net investment income[2]	0.16		0.30	0.34	0.26	0.12
Net realized and unrealized gain (loss)	0.11		0.60	1.95	1.21	(1.22)

Net increase (decrease) from investment operations	0.27		0.90	2.29	1.47	(1.10)

Distributions from:[3]
Net investment income	(0.12)		(0.28)	(0.29)	(0.22)	(0.09)
Net realized gain	(0.00)[4]		(0.07)	—	—	—
Return of capital	—		—	—	(0.00)[4]	(0.01)

Total distributions	(0.12)		(0.35)	(0.29)	(0.22)	(0.10)

Net asset value, end of period	$12.75		$12.60	$12.05	$10.05	$8.80

Total Return[5]
Based on net asset value	2.16%	[6]	7.50%	22.95%	16.83%	(10.96)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.28%	[10]	0.42%	0.70%	3.71%	7.21%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.08%	[10]	0.10%	0.15%	0.19%	0.21%	[10]

Net investment income[8,9]	2.52%	[10]	2.44%	3.05%	2.71%	2.24%	[10]

Supplemental Data
Net assets, end of period (000)	$56,673		$45,039	$18,345	$4,706	$1,716

Portfolio turnover rate of the LifePath Index Master Portfolio	11%	[12]	22% [12]	15% [12]	8% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.05%, 0.10%, 0.28%, 0.18% and 3.74% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Includes the LifePath Index Fund’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
		2014	2013	2012

Investments in underlying funds	0.09%	0.09%	0.06%	0.05%	0.08%

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.22%.

[12]

Includes the LifePath Index Master Portfolio’s purchases and sales of the underlying funds and Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio.

[13]

Excludes the LifePath Index Master Portfolio’s purchases and sales of the Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 53% and 13% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	51

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each a series of the Trust, are referred to herein collectively as the “LifePath Index Funds” or individually, a “LifePath Index Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock LifePath® Index Retirement Fund	LifePath Index Retirement Fund	Diversified
BlackRock LifePath® Index 2020 Fund	LifePath Index 2020 Fund	Diversified
BlackRock LifePath® Index 2025 Fund	LifePath Index 2025 Fund	Diversified
BlackRock LifePath® Index 2030 Fund	LifePath Index 2030 Fund	Diversified
BlackRock LifePath® Index 2035 Fund	LifePath Index 2035 Fund	Diversified
BlackRock LifePath® Index 2040 Fund	LifePath Index 2040 Fund	Diversified
BlackRock LifePath® Index 2045 Fund	LifePath Index 2045 Fund	Diversified
BlackRock LifePath® Index 2050 Fund	LifePath Index 2050 Fund	Diversified
BlackRock LifePath® Index 2055 Fund	LifePath Index 2055 Fund	Diversified

Each LifePath Index Fund seeks to achieve its investment objective by investing all of its assets in a separate series of Master Investment Fund (“MIP”): LifePath® Index Retirement Master Portfolio, LifePath® Index 2020 Master Portfolio, LifePath® Index 2025 Master Portfolio, LifePath® Index 2030 Master Portfolio, LifePath® Index 2035 Master Portfolio, LifePath® Index 2040 Master Portfolio, LifePath® Index 2045 Master Portfolio, LifePath® Index 2050 Master Portfolio and LifePath® Index 2055 Master Portfolio (each, a “LifePath Index Master Portfolio” and collectively, the “LifePath Index Master Portfolios”). Each LifePath Index Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Index Fund. The performance of a LifePath Index Fund is directly affected by the performance of its corresponding LifePath Index Master Portfolio.

The value of each LifePath Index Fund’s investment in its corresponding LifePath Index Master Portfolio reflects that LifePath Index Fund’s proportionate interest in the net assets of its corresponding LifePath Index Master Portfolio (100.0% for each of the LifePath Index Funds as of June 30, 2015). As such, the financial statements of each corresponding LifePath Index Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each LifePath Index Fund’s financial statements.

Each LifePath Index Fund offers multiple classes of shares. Institutional, Investor A and Class K Shares are sold without a sales charge. Institutional and Class K Shares are available only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K	No	No	None
Investor A	No	No	None

The LifePath Index Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The LifePath Index Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Index Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the LifePath Index Funds:

Valuation: The LifePath Index Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the LifePath Index Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Index Funds determine the fair values of each LifePath Index Fund’s financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the LifePath Index Funds for all financial instruments. The LifePath Index Funds’ policy is to fair value its financial instruments at market value. LifePath Index Funds record their investments in the applicable LifePath Index Master Portfolio at fair value based on the LifePath Index Funds proportionate interest in the net assets of the LifePath Index Master Portfolio. Valuation of securities held by the LifePath Index Master Portfolio is discussed in Note 2 of the LifePath Index Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the LifePath Index Master Portfolio are accounted on a trade date basis. The LifePath Index Funds record daily their proportionate share of the applicable LifePath Index Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the LifePath Index Funds accrue their own expenses. Income,

52	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (continued)

expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Each LifePath Index Master Portfolio records daily its proportionate share of Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio income, expenses and realized and unrealized gains and losses.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the LifePath Index Funds or their classes are charged to that LifePath Index Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Index Funds and other shared expenses prorated to the LifePath Index Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the LifePath Index Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide general administration services (other than investment advice and related fund activities). For such services, the LifePath Index Funds pay the Administrator a monthly fee at an annual rate of 0.03% of the average daily value of the LifePath Index Fund’s net assets. The LifePath Index Funds do not pay an investment advisory fee or investment management fee.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Index Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the LifePath Index Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.10% for Institutional; 1.35% for Investor A, and 1.05% for Class K. This agreement will automatically renew on May 1 of each year for an additional year until May 1, 2025, unless terminated earlier by the Board, including a majority of the Independent Trustees.

In addition, BFA and BAL contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the LifePath Index Fund’s business. A LifePath Index Fund may have to repay some of these waivers and reimbursements to BFA and BAL in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of majority of the outstanding voting shares of the LifePath Index Fund. The expense limitations as a percentage of average daily net assets until May 1, 2016 are as follows:

	LifePath Index Retirement Fund	LifePath Index 2020 Fund	LifePath Index 2025 Fund	LifePath Index 2030 Fund	LifePath Index 2035 Fund[1]	LifePath Index 2040 Fund[1]	LifePath Index 2045 Fund[1]	LifePath Index 2050 Fund[1]	LifePath Index 2055 Fund[1]
Institutional	0.10%	0.10%	0.10%	0.10%	0.09%	0.09%	0.08%	0.08%	0.07%
Investor A	0.35%	0.35%	0.35%	0.35%	0.34%	0.34%	0.33%	0.33%	0.32%
Class K	0.05%	0.05%	0.05%	0.05%	0.04%	0.04%	0.03%	0.03%	0.02%

[1]	Expense limitations became effective on April 30, 2015. Prior to April 30, 2015, the expense limitations were 0.10% for Institutional, 0.35% for Investor A and 0.05% for Class K.

These amounts waived or reimbursed are included in fees waived by the administrator, and shown as transfer agent fees reimbursed — class specific, in the Statements of Operations. For the six months ended June 30, 2015, the amounts included in transfer agent fees reimbursed for each class were as follows:

LifePath Index Retirement Fund	LifePath Index 2020 Fund	LifePath Index 2025 Fund	LifePath Index 2030 Fund	LifePath Index 2035 Fund	LifePath Index 2040 Fund	LifePath Index 2045 Fund	LifePath Index 2050 Fund	LifePath Index 2055 Fund
$17,545	$17,515	$9,840	$17,291	$10,356	$15,519	$9,716	$15,357	$7,932

If during a LifePath Index Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BAL, are less than the expense limit for that share class, BAL is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during the prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the LifePath Index Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) BAL or an affiliate continues to serve as the LifePath Index Fund’s investment advisor or administrator.

BLACKROCK FUNDS III	JUNE 30, 2015	53

Notes to Financial Statements (continued)

For the six months ended June 30, 2015, BAL recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the LifePath Index Funds:

BAL
LifePath Index Retirement Fund
Institutional	$1,112
Investor A	$3,446
LifePath Index 2020 Fund
Institutional	$2,233
Investor A	$4,550
LifePath Index 2025 Fund
Institutional	$2,661
Investor A	$4,347
LifePath Index 2030 Fund
Institutional	$2,568
Investor A	$5,160
LifePath Index 2035 Fund
Institutional	$2,390
Investor A	$4,535
LifePath Index 2040 Fund
Institutional	$2,246
Investor A	$2,870
LifePath Index 2045 Fund
Institutional	$2,808
Investor A	$1,462
LifePath Index 2050 Fund
Institutional	$1,760
Investor A	$467
LifePath Index 2055 Fund
Institutional	$681
Investor A	$52

On June 30, 2015, the LifePath Index Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2015	2016	2017
LifePath Index Retirement Fund
Fund level	$189,439	$236,881	$127,932
Institutional	—	$4,112	$1,232
Investor A	—	—	$1,696
Class K	$40,265	$38,752	$15,290
LifePath Index 2020 Fund
Fund level	$292,083	$378,914	$219,046
Institutional	—	$5,309	$1,210
Investor A	—	$4,044	$2,563
Class K	$33,435	$34,471	$15,040
LifePath Index 2025 Fund
Fund level	$163,135	$251,481	$147,173
Institutional	—	$1,845	$296
Investor A	—	$2,905	$2,102
Class K	$15,549	$18,068	$8,018
LifePath Index 2030 Fund
Fund level	$250,300	$360,380	$209,892
Institutional	—	$3,365	$596
Investor A	—	$3,592	$2,324
Class K	$37,714	$35,943	$15,555
LifePath Index 2035 Fund
Fund level	$127,727	$217,349	$124,721
Institutional	—	$1,495	$302
Investor A	—	$1,076	$2,036
Class K	$15,042	$20,255	$8,406
LifePath Index 2040 Fund
Fund level	$173,008	$274,798	$159,865
Institutional	—	$1,865	$321
Investor A	—	$2,134	$1,004
Class K	$29,287	$35,927	$14,962

54	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (continued)

	Expiring December 31,
	2015	2016	2017
LifePath Index 2045 Fund
Fund level	$90,363	$161,498	$91,468
Institutional	—	$169	$306
Investor A	—	$1,843	$998
Class K	$14,331	$21,336	$8,566
LifePath Index 2050 Fund
Fund level	$88,935	$167,905	$96,858
Institutional	—	$1,309	$180
Investor A	$49	$3,247	$795
Class K	$26,822	$35,911	$14,785
LifePath Index 2055 Fund
Fund level	$67,183	$104,536	$59,324
Institutional	—	$1,426	$189
Investor A	$270	$1,708	$413
Class K	$8,027	$17,946	$7,441

The Trust, on behalf of the LifePath Index Funds, entered into a Distribution Agreement and an Investor A Shares Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Investor A Shares Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Index Fund pays BRIL ongoing service fees with respect to Investor A Shares. The fees are accrued daily and paid monthly at annual rates of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each LifePath Index Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the LifePath Index Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2015, the LifePath Index Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A
LifePath Index Retirement Fund	$17,367	$12,760
LifePath Index 2020 Fund	$20,679	$27,127
LifePath Index 2025 Fund	$13,593	$20,782
LifePath Index 2030 Fund	$18,591	$29,610
LifePath Index 2035 Fund	$8,996	$18,605
LifePath Index 2040 Fund	$12,211	$15,978
LifePath Index 2045 Fund	$6,423	$7,854
LifePath Index 2050 Fund	$5,959	$5,841
LifePath Index 2055 Fund	$1,834	$2,058

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the LifePath Index Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of the LifePath Index Fund shares. For the six months ended June 30, 2015, each LifePath Index Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Class K
LifePath Index Retirement Fund	$100	$153	$551
LifePath Index 2020 Fund	$120	$301	$1,075
LifePath Index 2025 Fund	$94	$285	$429
LifePath Index 2030 Fund	$113	$315	$1,001
LifePath Index 2035 Fund	$66	$240	$369
LifePath Index 2040 Fund	$102	$218	$815
LifePath Index 2045 Fund	$77	$178	$229
LifePath Index 2050 Fund	$94	$136	$497
LifePath Index 2055 Fund	$48	$116	$88

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The LifePath Index Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in independent trustees in the Statements of Operations.

BLACKROCK FUNDS III	JUNE 30, 2015	55

Notes to Financial Statements (continued)

4. Income Tax Information:

It is the LifePath Index Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The LifePath Index Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the LifePath Index Funds’ U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the LifePath Index Funds state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Index Funds as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the LifePath Index Funds’ financial statements.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
LifePath Index Retirement Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,576,167	$17,988,085	3,680,315	$41,628,878
Shares issued to shareholders in reinvestment of distributions	60,648	692,280	161,743	1,834,869
Shares redeemed	(1,657,250)	(19,070,178)	(1,409,237)	(15,988,870)

Net increase (decrease)	(20,435)	$(389,813)	2,432,821	$27,474,877

Investor A
Shares sold	2,544,898	$29,092,424	3,144,759	$35,707,200
Shares issued to shareholders in reinvestment of distributions	51,503	587,457	113,626	1,288,110
Shares redeemed	(1,352,355)	(15,550,410)	(943,159)	(10,647,862)

Net increase	1,244,046	$14,129,471	2,315,226	$26,347,448

Class K
Shares sold	5,864,391	$67,404,158	10,318,651	$116,653,376
Shares issued to shareholders in reinvestment of distributions	297,187	3,390,442	797,307	9,041,203
Shares redeemed	(3,703,778)	(42,648,302)	(6,882,045)	(77,717,842)

Net increase	2,457,800	$28,146,298	4,233,913	$47,976,737

Total Net Increase	3,681,411	$41,885,956	8,981,960	$101,799,062

LifePath Index 2020 Fund
Institutional
Shares sold	2,826,893	$32,972,631	4,344,770	$49,739,175
Shares issued to shareholders in reinvestment of distributions	73,135	854,324	193,240	2,237,224
Shares redeemed	(2,566,597)	(30,250,628)	(1,270,121)	(14,589,341)

Net increase	333,431	$3,576,327	3,267,889	$37,387,058

Investor A
Shares sold	3,621,321	$42,085,115	4,963,332	$57,313,622
Shares issued to shareholders in reinvestment of distributions	95,866	1,117,588	218,196	2,522,414
Shares redeemed	(1,133,294)	(13,356,416)	(2,063,570)	(23,746,201)

Net increase	2,583,893	$29,846,287	3,117,958	$36,089,835

Class K
Shares sold	14,030,337	$165,083,877	21,822,723	$251,347,326
Shares issued to shareholders in reinvestment of distributions	693,081	8,094,501	1,759,878	20,376,195
Shares redeemed	(5,163,689)	(60,931,568)	(8,577,771)	(98,889,539)

Net increase	9,559,729	$112,246,810	15,004,830	$172,833,982

Total Net Increase	12,477,053	$145,669,424	21,390,677	$246,310,875

56	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (continued)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
LifePath Index 2025 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,614,360	$30,917,864	3,451,831	$40,074,916
Shares issued to shareholders in reinvestment of distributions	49,413	587,380	114,546	1,344,727
Shares redeemed	(1,766,964)	(21,226,141)	(843,810)	(9,833,029)

Net increase	896,809	$10,279,103	2,722,567	$31,586,614

Investor A
Shares sold	2,044,678	$24,383,292	4,393,893	$51,408,558
Shares issued to shareholders in reinvestment of distributions	68,492	812,711	176,444	2,069,805
Shares redeemed	(998,490)	(11,975,451)	(1,233,065)	(14,379,037)

Net increase	1,114,680	$13,220,552	3,337,272	$39,099,326

Class K
Shares sold	8,939,900	$106,980,623	15,841,657	$184,774,389
Shares issued to shareholders in reinvestment of distributions	361,568	4,295,979	817,457	9,602,335
Shares redeemed	(2,245,537)	(27,005,684)	(3,099,720)	(36,255,819)

Net increase	7,055,931	$84,270,918	13,559,394	$158,120,905

Total Net Increase	9,067,420	$107,770,573	19,619,233	$228,806,845

LifePath Index 2030 Fund
Institutional
Shares sold	2,463,005	$29,461,224	4,296,619	$50,359,784
Shares issued to shareholders in reinvestment of distributions	66,500	798,783	172,177	2,043,207
Shares redeemed	(1,858,323)	(22,647,425)	(1,090,427)	(12,831,665)

Net increase	671,182	$7,612,582	3,378,369	$39,571,326

Investor A
Shares sold	3,696,346	$44,019,318	5,239,806	$61,954,488
Shares issued to shareholders in reinvestment of distributions	99,244	1,191,131	245,328	2,909,916
Shares redeemed	(1,214,779)	(14,730,843)	(1,530,517)	(18,097,416)

Net increase	2,580,811	$30,479,606	3,954,617	$46,766,988

Class K
Shares sold	13,599,614	$164,681,942	20,550,362	$242,092,570
Shares issued to shareholders in reinvestment of distributions	608,096	7,295,853	1,569,510	18,605,392
Shares redeemed	(3,452,945)	(41,924,540)	(6,426,671)	(75,960,707)

Net increase	10,754,765	$130,053,255	15,693,201	$184,737,255

Total Net Increase	14,006,758	$168,145,443	23,026,187	$271,075,569

LifePath Index 2035 Fund
Institutional
Shares sold	1,764,587	$21,329,798	2,631,466	$31,076,921
Shares issued to shareholders in reinvestment of distributions	35,953	437,514	76,492	916,573
Shares redeemed	(1,066,121)	(13,190,369)	(530,896)	(6,296,111)

Net increase	734,419	$8,576,943	2,177,062	$25,697,383

Investor A
Shares sold	1,639,453	$19,957,899	4,907,537	$58,434,539
Shares issued to shareholders in reinvestment of distributions	64,992	788,178	159,130	1,903,367
Shares redeemed	(771,991)	(9,437,944)	(1,376,664)	(16,362,815)

Net increase	932,454	$11,308,133	3,690,003	$43,975,091

BLACKROCK FUNDS III	JUNE 30, 2015	57

Notes to Financial Statements (continued)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
LifePath Index 2035 Fund (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	5,974,801	$73,119,286	11,510,397	$136,714,611
Shares issued to shareholders in reinvestment of distributions	274,567	3,335,658	628,820	7,529,364
Shares redeemed	(1,750,922)	(21,600,322)	(1,681,236)	(20,062,135)

Net increase	4,498,446	$54,854,622	10,457,981	$124,181,840

Total Net Increase	6,165,319	$74,739,698	16,325,046	$193,854,314

LifePath Index 2040 Fund
Institutional
Shares sold	1,835,087	$22,498,890	3,174,100	$37,944,455
Shares issued to shareholders in reinvestment of distributions	48,723	598,809	111,639	1,352,455
Shares redeemed	(1,111,246)	(13,919,457)	(805,573)	(9,703,017)

Net increase	772,564	$9,178,242	2,480,166	$29,593,893

Investor A
Shares sold	2,446,692	$29,671,525	2,806,932	$33,761,979
Shares issued to shareholders in reinvestment of distributions	57,302	703,122	125,531	1,518,489
Shares redeemed	(664,861)	(8,262,811)	(775,110)	(9,342,082)

Net increase	1,839,133	$22,111,836	2,157,353	$25,938,386

Class K
Shares sold	9,588,173	$118,950,807	16,070,240	$193,551,976
Shares issued to shareholders in reinvestment of distributions	426,625	5,242,062	1,016,216	12,303,154
Shares redeemed	(2,812,972)	(35,102,413)	(4,518,856)	(54,454,035)

Net increase	7,201,826	$89,090,456	12,567,600	$151,401,095

Total Net Increase	9,813,523	$120,380,534	17,205,119	$206,933,374

LifePath Index 2045 Fund
Institutional
Shares sold	1,546,013	$19,123,635	2,193,560	$26,589,302
Shares issued to shareholders in reinvestment of distributions	31,657	393,961	49,880	610,784
Shares redeemed	(710,080)	(9,041,603)	(309,729)	(3,769,663)

Net increase	867,590	$10,475,993	1,933,711	$23,430,423

Investor A
Shares sold	1,061,758	$13,271,451	1,838,204	$22,364,142
Shares issued to shareholders in reinvestment of distributions	28,689	356,416	61,245	748,510
Shares redeemed	(411,223)	(5,181,398)	(527,081)	(6,393,801)

Net increase	679,224	$8,446,469	1,372,368	$16,718,851

Class K
Shares sold	3,632,219	$45,655,980	7,172,251	$86,831,243
Shares issued to shareholders in reinvestment of distributions	158,791	1,977,040	333,676	4,085,944
Shares redeemed	(1,207,651)	(15,321,984)	(1,176,328)	(14,337,223)

Net increase	2,583,359	$32,311,036	6,329,599	$76,579,964

Total Net Increase	4,130,173	$51,233,498	9,635,678	$116,729,238

LifePath Index 2050 Fund
Institutional
Shares sold	1,770,532	$22,293,585	1,612,987	$19,820,608
Shares issued to shareholders in reinvestment of distributions	27,003	340,519	44,843	555,638
Shares redeemed	(921,605)	(11,817,224)	(319,364)	(3,930,861)

Net increase	875,930	$10,816,880	1,338,466	$16,445,385

58	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (concluded)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
LifePath Index 2050 Fund (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	949,620	$11,905,120	1,256,520	$15,457,000
Shares issued to shareholders in reinvestment of distributions	19,877	250,237	43,657	540,292
Shares redeemed	(319,402)	(4,059,603)	(538,221)	(6,623,380)

Net increase	650,095	$8,095,754	761,956	$9,373,912

Class K
Shares sold	5,435,772	$69,199,328	9,378,798	$115,111,348
Shares issued to shareholders in reinvestment of distributions	179,208	2,260,089	345,755	4,283,737
Shares redeemed	(2,207,436)	(28,358,437)	(1,770,664)	(21,789,910)

Net increase	3,407,544	$43,100,980	7,953,889	$97,605,175

Total Net Increase	4,933,569	$62,013,614	10,054,311	$123,424,472

LifePath Index 2055 Fund
Institutional
Shares sold	845,023	$10,828,332	675,790	$8,495,924
Shares issued to shareholders in reinvestment of distributions	10,835	138,781	11,760	148,088
Shares redeemed	(269,698)	(3,526,626)	(136,992)	(1,726,858)

Net increase	586,160	$7,440,487	550,558	$6,917,154

Investor A
Shares sold	352,751	$4,555,866	400,459	$4,995,206
Shares issued to shareholders in reinvestment of distributions	7,297	93,296	14,457	181,549
Shares redeemed	(107,438)	(1,394,172)	(94,087)	(1,171,515)

Net increase	252,610	$3,254,990	320,829	$4,005,240

Class K
Shares sold	1,603,320	$20,789,835	2,641,658	$32,875,468
Shares issued to shareholders in reinvestment of distributions	41,604	532,881	75,550	950,127
Shares redeemed	(774,725)	(10,179,474)	(664,905)	(8,277,442)

Net increase	870,199	$11,143,242	2,052,303	$25,548,153

Total Net Increase	1,708,969	$21,838,719	2,923,690	$36,470,547

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Index Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	JUNE 30, 2015	59

Master Portfolio Information as of June 30, 2015	Master Investment Portfolio

LifePath® Index Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	56%
Equity Funds	44

Ten Largest Holdings	Percent of Affiliated Investment Companies

U.S. Total Bond Index Master Portfolio	51%
Large Cap Index Master Portfolio	23
Total International ex U.S. Index Master Portfolio	9
Master Small Cap Index Series	4
iShares Core MSCI Total International Stock ETF	3
iShares MSCI EAFE Small-Cap ETF	1

LifePath® Index 2020 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	56%
Fixed Income Funds	44

Ten Largest Holdings	Percent of Affiliated Investment Companies

U.S. Total Bond Index Master Portfolio	41%
Large Cap Index Master Portfolio	29
Total International ex U.S. Index Master Portfolio	12
iShares Core MSCI Total International Stock ETF	3
Master Small Cap Index Series	3
iShares Cohen & Steers REIT ETF	2
iShares International Developed Real Estate ETF	2
iShares MSCI EAFE Small-Cap ETF	1

LifePath® Index 2025 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	67%
Fixed Income Funds	33

Ten Largest Holdings	Percent of Affiliated Investment Companies

Large Cap Index Master Portfolio	35%
U.S. Total Bond Index Master Portfolio	31
Total International ex U.S. Index Master Portfolio	13
iShares Core MSCI Total International Stock ETF	6
Master Small Cap Index Series	3
iShares Cohen & Steers REIT ETF	3
iShares International Developed Real Estate ETF	3
iShares MSCI EAFE Small-Cap ETF	1

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

60	BLACKROCK FUNDS III	JUNE 30, 2015

Master Portfolio Information as of June 30, 2015 (continued)	Master Investment Portfolio

LifePath® Index 2030 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	77%
Fixed Income Funds	23

Ten Largest Holdings	Percent of Affiliated Investment Companies

Large Cap Index Master Portfolio	40%
U.S. Total Bond Index Master Portfolio	22
Total International ex U.S. Index Master Portfolio	16
iShares Core MSCI Total International Stock ETF	5
iShares Cohen & Steers REIT ETF	4
iShares International Developed Real Estate ETF	4
Master Small Cap Index Series	3
iShares MSCI EAFE Small-Cap ETF	2

LifePath® Index 2035 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	86%
Fixed Income Funds	14

Ten Largest Holdings	Percent of Affiliated Investment Companies

Large Cap Index Master Portfolio	46%
Total International ex U.S. Index Master Portfolio	17
U.S. Total Bond Index Master Portfolio	13
iShares Core MSCI Total International Stock ETF	8
iShares Cohen & Steers REIT ETF	5
iShares International Developed Real Estate ETF	5
Master Small Cap Index Series	2
iShares MSCI EAFE Small-Cap ETF	2

LifePath® Index 2040 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	94%
Fixed Income Funds	6

Ten Largest Holdings	Percent of Affiliated Investment Companies

Large Cap Index Master Portfolio	50%
Total International ex U.S. Index Master Portfolio	20
iShares Cohen & Steers REIT ETF	7
iShares Core MSCI Total International Stock ETF	7
iShares International Developed Real Estate ETF	6
U.S. Total Bond Index Master Portfolio	6
Master Small Cap Index Series	2
iShares MSCI EAFE Small-Cap ETF	2

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	JUNE 30, 2015	61

Master Portfolio Information as of June 30, 2015 (concluded)	Master Investment Portfolio

LifePath® Index 2045 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	98%
Fixed Income Funds	2

Ten Largest Holdings	Percent of Affiliated Investment Companies

Large Cap Index Master Portfolio	52%
Total International ex U.S. Index Master Portfolio	18
iShares Core MSCI Total International Stock ETF	10
iShares Cohen & Steers REIT ETF	7
iShares International Developed Real Estate ETF	7
Master Small Cap Index Series	2
iShares MSCI EAFE Small-Cap ETF	2
U.S. Total Bond Index Master Portfolio	2

LifePath® Index 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	99%
Fixed Income Funds	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

Large Cap Index Master Portfolio	52%
Total International ex U.S. Index Master Portfolio	18
iShares Core MSCI Total International Stock ETF	10
iShares Cohen & Steers REIT ETF	8
iShares International Developed Real Estate ETF	7
Master Small Cap Index Series	2
iShares MSCI EAFE Small-Cap ETF	2
U.S. Total Bond Index Master Portfolio	1

LifePath® Index 2055 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	93%
Fixed Income Funds	1
Short-Term Securities	6

Ten Largest Holdings	Percent of Affiliated Investment Companies

Large Cap Index Master Portfolio	49%
Total International ex U.S. Index Master Portfolio	14
iShares Core MSCI Total International Stock ETF	13
iShares Cohen & Steers REIT ETF	7
iShares International Developed Real Estate ETF	6
BlackRock Cash Funds: Prime, SL Agency Shares	5
Master Small Cap Index Series	2
iShares MSCI EAFE Small-Cap ETF	2
U.S. Total Bond Index Master Portfolio	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

62	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	LifePath Index Retirement Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 39.8%
iShares Cohen & Steers REIT ETF	15,392	$1,379,277
iShares Core MSCI Total International Stock ETF	281,280	15,501,341
iShares International Developed Real Estate ETF	42,956	1,277,511
iShares MSCI EAFE Small-Cap ETF	78,979	4,029,508
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$106,792,216	106,792,216
Master Small Cap Index Series	$17,917,350	17,917,350
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)	$42,055,093	42,055,093

		188,952,296
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 59.7%
iShares TIPS Bond ETF	365,174	$40,917,747
U.S. Total Bond Index Master Portfolio (fka Bond Index Master Portfolio)	$241,977,655	241,977,655

		282,895,402
Short-Term Securities — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (b)	310,864	310,864
Total Affiliated Investment Companies (Cost — $442,028,682) — 99.6%		472,158,562
Other Assets Less Liabilities — 0.4%		1,931,691

Net Assets — 100.0%		$474,090,253

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Net Income		Realized Gain (Loss)
BlackRock Cash Funds: Institutional, SL Agency Shares	984,033	—		(673,169)[1]	310,864	$310,864	$767		—
BlackRock Cash Funds: Prime, SL Agency Shares[2]	—	—		—	—	—	$2,769	[3]	—
iShares Cohen & Steers REIT ETF	12,463	3,305		(376)	15,392	$1,379,277	$22,090		$5,872
iShares Core MSCI Total International Stock ETF	252,688	41,782		(13,190)	281,280	$15,501,341	$216,250		$(8,962)
iShares International Developed Real Estate ETF	34,882	9,322		(1,248)	42,956	$1,277,511	$28,458		$(3,113)
iShares MSCI EAFE Small-Cap ETF	107,873	14,306		(43,200)	78,979	$4,029,508	$47,534		$331,066
iShares TIPS Bond ETF	342,094	48,488		(25,408)	365,174	$40,917,747	—		$(198,530)
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$98,004,312	$8,787,904	[4]	—	$106,792,216	$106,792,216	$977,197		$769,685
Master Small Cap Index Series	$16,529,780	$1,387,570	[4]	—	$17,917,350	$17,917,350	$112,862		$598,482
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)	$35,792,647	$6,262,446	[4]	—	$42,055,093	$42,055,093	$714,964		$113,280
U.S. Total Bond Index Master Portfolio (fka Bond Index Master Portfolio)	$221,316,244	$20,661,411	[4]	—	$241,977,655	$241,977,655	$2,178,061		$318,692
[1] Represents net shares/beneficial interest sold.
[2] No longer held by LifePath Index Master Portfolio as of report date.

[3]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

[4] Represents net shares/beneficial interest purchased.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	63

Schedule of Investments (concluded)	LifePath Index Retirement Master Portfolio

As of June 30, 2015, the following table summarizes LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$63,416,248	$408,742,314	—	$472,158,562

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

64	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	LifePath Index 2020 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 52.5%
iShares Cohen & Steers REIT ETF	193,558	$17,344,733
iShares Core MSCI Total International Stock ETF	636,648	35,085,671
iShares International Developed Real Estate ETF	534,022	15,881,814
iShares MSCI EAFE Small-Cap ETF	221,959	11,324,348
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$298,624,833	298,624,833
Master Small Cap Index Series	$34,645,511	34,645,511
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)	$127,808,841	127,808,841

		540,715,751
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 47.3%
iShares TIPS Bond ETF (b)	615,550	$68,972,378
U.S. Total Bond Index Master Portfolio (fka Bond Index Master Portfolio)	$417,928,079	417,928,079

		486,900,457
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (c)	1,486,269	1,486,269
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (c)(d)	263,580	263,580

		1,749,849
Total Affiliated Investment Companies (Cost — $957,774,176) — 100.0%		1,029,366,057
Other Assets Less Liabilities — 0.0%		337,729

Net Assets — 100.0%		$1,029,703,786

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Net Income		Realized Gain (Loss)
BlackRock Cash Funds: Institutional, SL Agency Shares	2,109,818	—		(623,549)[1]	1,486,269	$1,486,269	$1,943		—
BlackRock Cash Funds: Prime, SL Agency Shares	1,079,100	—		(815,520)[1]	263,580	$263,580	$7,448	[2]	—
iShares Cohen & Steers REIT ETF	170,731	34,290		(11,463)	193,558	$17,344,733	$271,053		$220,861
iShares Core MSCI Total International Stock ETF	607,955	79,150		(50,457)	636,648	$35,085,671	$499,017		$(47,643)
iShares International Developed Real Estate ETF	473,539	79,715		(19,232)	534,022	$15,881,814	$351,014		$(39,670)
iShares MSCI EAFE Small-Cap ETF	288,452	46,917		(113,410)	221,959	$11,324,348	$133,588		$707,950
iShares TIPS Bond ETF	517,118	122,935		(24,503)	615,550	$68,972,378	—		$(183,847)
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$264,872,726	$33,752,107	[3]	—	$298,624,833	$298,624,833	$2,737,466		$2,153,691
Master Small Cap Index Series	$29,854,120	$4,791,391	[3]	—	$34,645,511	$34,645,511	$212,600		$1,133,948
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)	$100,829,252	$26,979,589	[3]	—	$127,808,841	$127,808,841	$2,091,519		$327,202
U.S. Total Bond Index Master Portfolio (fka Bond Index Master Portfolio)	$349,364,622	$68,563,457	[3]	—	$417,928,079	$417,928,079	$3,609,246		$484,375
[1] Represents net shares/beneficial interest sold.

[2]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

[3] Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	65

Schedule of Investments (concluded)	LifePath Index 2020 Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$150,358,793	$879,007,264	—	$1,029,366,057

LifePath Index Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, collateral on securities loaned at value of $263,580 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

66	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	LifePath Index 2025 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 63.4%
iShares Cohen & Steers REIT ETF	208,596	$18,692,287
iShares Core MSCI Total International Stock ETF	691,398	38,102,945
iShares International Developed Real Estate ETF	576,304	17,139,281
iShares MSCI EAFE Small-Cap ETF	161,330	8,231,057
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$218,844,607	218,844,607
Master Small Cap Index Series	$18,834,372	18,834,372
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)	$78,947,994	78,947,994

		398,792,543
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 36.2%
iShares TIPS Bond ETF	282,459	$31,649,531
U.S. Total Bond Index Master Portfolio (fka Bond Index Master Portfolio)	$195,810,627	195,810,627

		227,460,158
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (b)	1,523,727	1,523,727
Total Affiliated Investment Companies (Cost — $590,942,734) — 99.8%		627,776,428
Other Assets Less Liabilities — 0.2%		1,037,284

Net Assets — 100.0%		$628,813,712

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Net Income		Realized Gain (Loss)
BlackRock Cash Funds: Institutional, SL Agency Shares	746,905	776,822	[1]	—	1,523,727	$1,523,727	$1,247		—
BlackRock Cash Funds: Prime, SL Agency Shares[2]	—	—		—	—	—	$12,455	[3]	—
iShares Cohen & Steers REIT ETF	169,929	53,369		(14,702)	208,596	$18,692,287	$284,580		$283,786
iShares Core MSCI Total International Stock ETF	639,667	83,957		(32,226)	691,398	$38,102,945	$546,712		$(32,355)
iShares International Developed Real Estate ETF	471,056	134,985		(29,737)	576,304	$17,139,281	$372,045		$(65,071)
iShares MSCI EAFE Small-Cap ETF	202,339	37,391		(78,400)	161,330	$8,231,057	$97,098		$354,650
iShares TIPS Bond ETF	224,311	70,347		(12,199)	282,459	$31,649,531	—		$(81,603)
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$186,587,207	$32,257,400	[1]	—	$218,844,607	$218,844,607	$1,978,485		$1,549,042
Master Small Cap Index Series	$15,639,897	$3,194,475	[1]	—	$18,834,372	$18,834,372	$112,189		$604,132
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)	$59,342,333	$19,605,661	[1]	—	$78,947,994	$78,947,994	$1,311,911		$201,781
U.S. Total Bond Index Master Portfolio (fka Bond Index Master Portfolio)	$156,945,766	$38,864,861	[1]	—	$195,810,627	$195,810,627	$1,661,611		$217,386
[1] Represents net shares/beneficial interest purchased.
[2] No longer held by LifePath Index Master Portfolio as of report date.

[3]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(b)	Represents the current yield as of report date.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	67

Schedule of Investments (concluded)	LifePath Index 2025 Master Portfolio

As of June 30, 2015, the following table summarizes LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$115,338,828	$512,437,600	—	$627,776,428

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

68	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	LifePath Index 2030 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 74.3%
iShares Cohen & Steers REIT ETF	469,938	$42,111,144
iShares Core MSCI Total International Stock ETF	905,981	49,928,613
iShares International Developed Real Estate ETF	1,287,510	38,290,547
iShares MSCI EAFE Small-Cap ETF	305,325	15,577,682
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$400,993,801	400,993,801
Master Small Cap Index Series	$26,058,310	26,058,310
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)	$163,707,036	163,707,036

		736,667,133
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 25.3%
iShares TIPS Bond ETF	298,216	$33,415,103
U.S. Total Bond Index Master Portfolio (fka Bond Index Master Portfolio)	$217,475,093	217,475,093

		250,890,196
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (b)	2,214,915	2,214,915
Total Affiliated Investment Companies (Cost — $913,565,822) — 99.8%		989,772,244
Other Assets Less Liabilities — 0.2%		2,098,451

Net Assets — 100.0%		$991,870,695

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Net Income		Realized Gain (Loss)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,973,808	241,107	[1]	—	2,214,915	$2,214,915	$2,113		—
BlackRock Cash Funds: Prime, SL Agency Shares[2]	—	—		—	—	—	$5,779	[3]	—
iShares Cohen & Steers REIT ETF	372,716	126,132		(28,910)	469,938	$42,111,144	$629,494		$589,503
iShares Core MSCI Total International Stock ETF	805,065	148,638		(47,722)	905,981	$49,928,613	$705,961		$(49,195)
iShares International Developed Real Estate ETF	1,033,666	310,172		(56,328)	1,287,510	$38,290,547	$823,211		$(131,575)
iShares MSCI EAFE Small-Cap ETF	368,703	64,322		(127,700)	305,325	$15,577,682	$183,763		$651,125
iShares TIPS Bond ETF	230,520	76,617		(8,921)	298,216	$33,415,103	—		$(56,973)
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$342,118,889	$58,874,912	[1]	—	$400,993,801	$400,993,801	$3,598,844		$2,816,183
Master Small Cap Index Series	$21,723,664	$4,334,646	[1]	—	$26,058,310	$26,058,310	$153,284		$823,412
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)	$126,495,470	$37,211,566	[1]	—	$163,707,036	$163,707,036	$2,704,144		$413,960
U.S. Total Bond Index Master Portfolio (fka Bond Index Master Portfolio)	$173,164,163	$44,310,930	[1]	—	$217,475,093	$217,475,093	$1,824,632		$230,178
[1] Represents net shares/beneficial interest purchased.
[2] No longer held by LifePath Index Master Portfolio as of report date.

[3]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	69

Schedule of Investments (concluded)	LifePath Index 2030 Master Portfolio

As of June 30, 2015, the following table summarizes LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$181,538,004	$808,234,240	—	$989,772,244

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

70	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	LifePath Index 2035 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 84.5%
iShares Cohen & Steers REIT ETF (b)	300,472	$26,925,296
iShares Core MSCI Total International Stock ETF	665,980	36,702,158
iShares International Developed Real Estate ETF	818,566	24,344,153
iShares MSCI EAFE Small-Cap ETF	155,134	7,914,936
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$223,665,276	223,665,276
Master Small Cap Index Series	$10,875,144	10,875,144
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)	$82,152,783	82,152,783

		412,579,746
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 15.1%
iShares TIPS Bond ETF	83,551	$9,361,889
U.S. Total Bond Index Master Portfolio (fka Bond Index Master Portfolio)	$64,567,113	64,567,113

		73,929,002
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (c)	440,918	440,918
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (c)(d)	556,200	556,200

		997,118
Total Affiliated Investment Companies (Cost — $454,585,664) — 99.8%		487,505,866
Other Assets Less Liabilities — 0.2%		907,235

Net Assets — 100.0%		$488,413,101

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Net Income		Realized Gain (Loss)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,029,104	—		(588,186)[1]	440,918	$440,918	$977		—
BlackRock Cash Funds: Prime, SL Agency Shares	9,300	546,900	[2]	—	556,200	$556,200	$4,012	[3]	—
iShares Cohen & Steers REIT ETF	236,670	82,871		(19,069)	300,472	$26,925,296	$397,208		$394,790
iShares Core MSCI Total International Stock ETF	601,151	89,229		(24,400)	665,980	$36,702,158	$530,240		$(60,371)
iShares International Developed Real Estate ETF	656,946	206,619		(44,999)	818,566	$24,344,153	$519,678		$(99,480)
iShares MSCI EAFE Small-Cap ETF	208,872	33,062		(86,800)	155,134	$7,914,936	$93,369		$431,984
iShares TIPS Bond ETF	64,925	20,579		(1,953)	83,551	$9,361,890	—		$(1,173)
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$193,467,131	$30,198,145	[2]	—	$223,665,276	$223,665,276	$2,023,180		$1,592,973
Master Small Cap Index Series	$9,587,520	$1,287,624	[2]	—	$10,875,144	$10,875,144	$65,674		$349,988
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)	$63,367,924	$18,784,859	[2]	—	$82,152,783	$82,152,783	$1,378,962		$215,454
U.S. Total Bond Index Master Portfolio (fka Bond Index Master Portfolio)	$51,838,842	$12,728,271	[2]	—	$64,567,113	$64,567,113	$541,753		$68,959
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

[3]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	71

Schedule of Investments (concluded)	LifePath Index 2035 Master Portfolio

As of June 30, 2015, the following table summarizes LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$106,245,550	$381,260,316	—	$487,505,866

LifePath Index Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, collateral on securities loaned at value of $556,200 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

72	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	LifePath Index 2040 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 93.3%
iShares Cohen & Steers REIT ETF	504,463	$45,204,929
iShares Core MSCI Total International Stock ETF	817,556	45,055,511
iShares International Developed Real Estate ETF	1,370,572	40,760,811
iShares MSCI EAFE Small-Cap ETF	249,343	12,721,480
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$334,980,687	334,980,687
Master Small Cap Index Series	$13,852,604	13,852,604
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)	$134,304,414	134,304,414

		626,880,436
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 6.3%
iShares TIPS Bond ETF (b)	42,066	$4,713,495
U.S. Total Bond Index Master Portfolio (fka Bond Index Master Portfolio)	$37,495,151	37,495,151

		42,208,646
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (c)	1,200,557	1,200,557
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (c)(d)	45,900	45,900

		1,246,457
Total Affiliated Investment Companies (Cost — $617,623,815) — 99.8%		670,335,539
Other Assets Less Liabilities — 0.2%		1,639,051

Net Assets — 100.0%		$671,974,590

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Net Income		Realized Gain (Loss)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,301,475	—		(100,918)[1]	1,200,557	$1,200,557	$1,430		—
BlackRock Cash Funds: Prime, SL Agency Shares	—	45,900	[2]	—	45,900	$45,900	$4,761	[3]	—
iShares Cohen & Steers REIT ETF	380,890	156,062		(32,489)	504,463	$45,204,929	$656,362		$663,285
iShares Core MSCI Total International Stock ETF	722,933	122,191		(27,568)	817,556	$45,055,511	$643,444		$(84,636)
iShares International Developed Real Estate ETF	1,053,806	384,127		(67,361)	1,370,572	$40,760,811	$859,444		$(160,703)
iShares MSCI EAFE Small-Cap ETF	304,945	57,770		(113,372)	249,343	$12,721,480	$150,069		$581,875
iShares TIPS Bond ETF	32,531	10,107		(572)	42,066	$4,713,495	—		$(330)
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$278,797,165	$56,183,522	[2]	—	$334,980,687	$334,980,687	$2,977,302		$2,327,738
Master Small Cap Index Series	$12,158,465	$1,694,139	[2]	—	$13,852,604	$13,852,604	$84,045		$447,121
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)	$100,880,849	$33,423,565	[2]	—	$134,304,414	$134,304,414	$2,216,386		$335,736
U.S. Total Bond Index Master Portfolio (fka Bond Index Master Portfolio)	$28,589,605	$8,905,546	[2]	—	$37,495,151	$37,495,151	$301,252		$36,252
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

[3]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	73

Schedule of Investments (concluded)	LifePath Index 2040 Master Portfolio

As of June 30, 2015, the following table summarizes LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$149,702,683	$520,632,856	—	$670,335,539

LifePath Index Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, collateral on securities loaned at value of $45,900 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

74	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	LifePath Index 2045 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 97.8%
iShares Cohen & Steers REIT ETF	233,385	$20,913,630
iShares Core MSCI Total International Stock ETF (b)	509,151	28,059,312
iShares International Developed Real Estate ETF	633,531	18,841,212
iShares MSCI EAFE Small-Cap ETF	103,200	5,265,264
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$144,731,985	144,731,985
Master Small Cap Index Series	$5,891,167	5,891,167
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)	$50,469,620	50,469,620

		274,172,190
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 1.8%
iShares TIPS Bond ETF	4,420	$495,261
U.S. Total Bond Index Master Portfolio (fka Bond Index Master Portfolio)	$4,459,660	4,459,660

		4,954,921
Short-Term Securities — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (c)	794,986	794,986
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (c)(d)	95,625	95,625

		890,611
Total Affiliated Investment Companies (Cost — $262,114,132) — 99.9%		280,017,722
Other Assets Less Liabilities — 0.1%		409,083

Net Assets — 100.0%		$280,426,805

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Net Income		Realized Gain (Loss)
BlackRock Cash Funds: Institutional, SL Agency Shares	745,850	49,136	[1]	—	794,986	$794,986	$602		—
BlackRock Cash Funds: Prime, SL Agency Shares	—	95,625	[1]	—	95,625	$95,625	$1,813	[2]	—
iShares Cohen & Steers REIT ETF	175,568	73,873		(16,056)	233,385	$20,913,630	$304,796		$326,487
iShares Core MSCI Total International Stock ETF	453,977	72,274		(17,100)	509,151	$28,059,312	$406,131		$(62,137)
iShares International Developed Real Estate ETF	481,318	185,518		(33,305)	633,531	$18,841,212	$396,935		$(72,130)
iShares MSCI EAFE Small-Cap ETF	133,177	24,561		(54,538)	103,200	$5,265,264	$62,112		$251,420
iShares TIPS Bond ETF	3,400	1,070		(50)	4,420	$495,261	—		—
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$119,219,041	$25,512,944	[1]	—	$144,731,985	$144,731,985	$1,289,801		$1,014,110
Master Small Cap Index Series	$5,195,235	$695,932	[1]	—	$5,891,167	$5,891,167	$35,983		$191,191
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)	$36,608,413	$13,861,207	[1]	—	$50,469,620	$50,469,620	$849,003		$132,442
U.S. Total Bond Index Master Portfolio (fka Bond Index Master Portfolio)	$3,452,564	$1,007,096	[1]	—	$4,459,660	$4,459,660	$36,701		$4,223
[1] Represents net shares/beneficial interest purchased.

[2]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	75

Schedule of Investments (concluded)	LifePath Index 2045 Master Portfolio

As of June 30, 2015, the following table summarizes LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$74,465,290	$205,552,432	—	$280,017,722

LifePath Index Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, collateral on securities loaned at value of $95,625 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

76	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	LifePath Index 2050 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 98.5%
iShares Cohen & Steers REIT ETF (b)	252,469	$22,623,747
iShares Core MSCI Total International Stock ETF	556,585	30,673,399
iShares International Developed Real Estate ETF	683,970	20,341,268
iShares MSCI EAFE Small-Cap ETF	107,618	5,490,670
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$153,423,463	153,423,463
Master Small Cap Index Series	$6,232,968	6,232,968
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)	$54,215,131	54,215,131

		293,000,646
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Fund — 1.0%
U.S. Total Bond Index Master Portfolio (fka Bond Index Master Portfolio)	$2,992,441	$2,992,441
Short-Term Securities — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (c)	712,974	712,974
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (c)(d)	264,770	264,770

		977,744
Total Affiliated Investment Companies (Cost — $279,037,466) — 99.9%		296,970,831
Other Assets Less Liabilities — 0.1%		416,792

Net Assets — 100.0%		$297,387,623

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Net Income		Realized Gain (Loss)
BlackRock Cash Funds: Institutional, SL Agency Shares	654,907	58,067	[1]	—	712,974	$712,974	$671		—
BlackRock Cash Funds: Prime, SL Agency Shares	—	264,770	[1]	—	264,770	$264,770	$8,508	[2]	—
iShares Cohen & Steers REIT ETF	182,681	92,144		(22,356)	252,469	$22,623,747	$327,462		$409,564
iShares Core MSCI Total International Stock ETF	503,636	73,149		(20,200)	556,585	$30,673,399	$446,656		$(73,283)
iShares International Developed Real Estate ETF	506,059	227,547		(49,636)	683,970	$20,341,268	$427,189		$(105,369)
iShares MSCI EAFE Small-Cap ETF	138,356	32,250		(62,988)	107,618	$5,490,670	$64,771		$314,984
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$122,826,821	$30,596,642	[1]	—	$153,423,463	$153,423,463	$1,354,956		$1,060,653
Master Small Cap Index Series	$5,410,116	$822,852	[1]	—	$6,232,968	$6,232,968	$38,202		$203,807
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)	$36,389,565	$17,825,566	[1]	—	$54,215,131	$54,215,131	$884,146		$134,185
U.S. Total Bond Index Master Portfolio (fka Bond Index Master Portfolio)	$2,376,518	$615,923	[1]	—	$2,992,441	$2,992,441	$25,155		$3,049
[1] Represents net shares/beneficial interest purchased.

[2]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	77

Schedule of Investments (concluded)	LifePath Index 2050 Master Portfolio

As of June 30, 2015, the following table summarizes LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$80,106,828	$216,864,003	—	$296,970,831

LifePath Index Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, collateral on securities loaned at value of $264,770 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

78	BLACKROCK FUNDS III	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	LifePath Index 2055 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 98.4%
iShares Cohen & Steers REIT ETF (b)	72,188	$6,468,767
iShares Core MSCI Total International Stock ETF (b)	206,088	11,357,510
iShares International Developed Real Estate ETF	195,900	5,826,066
iShares MSCI EAFE Small-Cap ETF	32,217	1,643,711
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$43,529,751	43,529,751
Master Small Cap Index Series	$1,771,917	1,771,917
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)	$12,440,629	12,440,629

		83,038,351

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Fund — 1.0%
U.S. Total Bond Index Master Portfolio (fka Bond Index Master Portfolio)	$843,765	$843,765
Short-Term Securities — 6.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (c)	472,106	472,106
BlackRock Cash Funds: Prime, SL Agency Shares 0.13% (c)(d)	4,578,694	4,578,694

		5,050,800
Total Affiliated Investment Companies (Cost — $84,066,442) — 105.4%		88,932,916
Liabilities in Excess of Other Assets — (5.4)%		(4,568,015)

Net Assets — 100.0%		$84,364,901

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2015	Value at June 30, 2015	Net Income		Realized Gain (Loss)
BlackRock Cash Funds: Institutional, SL Agency Shares	231,529	240,577	[1]	—	472,106	$472,106	$229		—
BlackRock Cash Funds: Prime, SL Agency Shares	—	4,578,694	[1]	—	4,578,694	$4,578,694	$1,310	[2]	—
iShares Cohen & Steers REIT ETF	48,162	30,763		(6,737)	72,188	$6,468,767	$92,862		$114,326
iShares Core MSCI Total International Stock ETF	175,107	34,981		(4,000)	206,088	$11,357,510	$163,800		$(13,978)
iShares International Developed Real Estate ETF	132,547	79,317		(15,964)	195,900	$5,826,066	$121,387		$(20,111)
iShares MSCI EAFE Small-Cap ETF	36,496	11,321		(15,600)	32,217	$1,643,711	$19,390		$59,008
Large Cap Index Master Portfolio (fka Russell 1000® Index Master Portfolio)	$32,623,835	$10,905,916	[1]	—	$43,529,751	$43,529,751	$376,585		$295,325
Master Small Cap Index Series	$1,436,584	$335,333	[1]	—	$1,771,917	$1,771,917	$10,704		$57,808
Total International ex U.S. Index Master Portfolio (fka ACWI ex-U.S. Index Master Portfolio)	$7,348,791	$5,091,838	[1]	—	$12,440,629	$12,440,629	$211,853		$33,588
U.S. Total Bond Index Master Portfolio (fka Bond Index Master Portfolio)	$703,501	$140,264	[1]	—	$843,765	$843,765	$7,213		$1,007
[1] Represents net shares/beneficial interest purchased.

[2]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	79

Schedule of Investments (concluded)	LifePath Index 2055 Master Portfolio

As of June 30, 2015, the following table summarizes LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$30,346,854	$58,586,062	—	$88,932,916

LifePath Index Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, collateral on securities loaned at value of $4,578,694 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

80	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2015 (Unaudited)	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$472,158,562	$1,029,366,057	$627,776,428	$989,772,244	$487,505,866
Receivables:
Contributions from investors	2,718,260	4,200,261	1,347,127	3,420,000	1,355,438
Investments sold	911,000	4,515,000	3,100,000	4,880,000	2,631,000
Dividends	263,783	632,606	643,811	889,724	623,609
Securities lending income — affiliated	445	453	1,774	1,064	554
Prepaid expenses	838	3,349	972	1,578	768

Total assets	476,052,888	1,038,717,726	632,870,112	998,964,610	492,117,235

Liabilities
Collateral on securities loaned at value	—	263,580	—	—	556,200
Payables:
Investments purchased	1,929,940	8,693,009	4,017,829	7,038,916	3,118,341
Professional fees	15,190	15,881	15,038	15,739	14,823
Investment advisory fees	13,707	35,649	18,976	32,614	10,278
Custodian fees	2,546	2,923	3,508	4,283	3,580
Trustees’ fees	1,250	2,898	1,049	2,363	808
Printing fees	2	—	—	—	104

Total liabilities	1,962,635	9,013,940	4,056,400	7,093,915	3,704,134

Net Assets	$474,090,253	$1,029,703,786	$628,813,712	$991,870,695	$488,413,101

Net Assets Consist of
Investors’ capital	$443,960,373	$958,111,905	$591,980,018	$915,664,273	$455,492,899
Net unrealized appreciation (depreciation)	30,129,880	71,591,881	36,833,694	76,206,422	32,920,202

Net Assets	$474,090,253	$1,029,703,786	$628,813,712	$991,870,695	$488,413,101

[1] Investments at cost — affiliated	$442,028,682	$957,774,176	$590,942,734	$913,565,822	$454,585,664
[2] Securities loaned at value	—	$257,715	—	—	$545,904

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	81

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2015 (Unaudited)	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$670,335,539	$280,017,722	$296,970,831	$88,932,916
Receivables:
Investments sold	3,040,000	1,048,000	1,290,000	295,000
Contributions from investors	2,961,697	766,610	1,698,653	464,841
Dividends	793,513	468,243	511,427	183,190
Securities lending income — affiliated	525	219	147	648
From the Manager	—	—	—	6,585
Prepaid expenses	1,048	424	439	36

Total assets	677,132,322	282,301,218	300,471,497	89,883,216

Liabilities
Collateral on securities loaned at value	45,900	95,625	264,770	4,578,694
Payables:
Investments purchased	5,075,231	1,757,678	2,797,207	919,729
Professional fees	15,645	15,132	15,023	14,765
Investment advisory fees	15,363	1,812	2,056	—
Custodian fees	4,265	3,590	4,298	3,811
Trustees’ fees	1,328	126	70	—
Printing fees	—	450	450	606
Other accrued expenses payable	—	—	—	710

Total liabilities	5,157,732	1,874,413	3,083,874	5,518,315

Net Assets	$671,974,590	$280,426,805	$297,387,623	$84,364,901

Net Assets Consist of
Investors’ capital	$619,262,866	$262,523,215	$279,454,258	$79,498,427
Net unrealized appreciation (depreciation)	52,711,724	17,903,590	17,933,365	4,866,474

Net Assets	$671,974,590	$280,426,805	$297,387,623	$84,364,901

[1] Investments at cost — affiliated	$617,623,815	$262,114,132	$279,037,466	$84,066,442
[2] Securities loaned at value	$44,820	$93,687	$259,869	$4,480,902

See Notes to Financial Statements.

82	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Operations	Master Investment Portfolio

Six Months Ended June 30, 2015 (Unaudited)	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio

Investment Income
Dividends — affiliated	$314,332	$1,254,672	$1,300,435	$2,342,429	$1,540,495
Securities lending — affiliated — net	2,769	7,448	12,455	5,779	4,012
Income — affiliated	767	1,943	1,247	2,113	977
Net investment income allocated from the applicable Underlying Master Portfolios:
Dividends	1,813,482	5,076,715	3,429,870	6,514,659	3,501,283
Interest	2,281,784	3,812,979	1,772,575	1,989,190	615,426
Expenses	(136,609)	(280,623)	(158,243)	(246,615)	(115,241)
Fees waived	24,427	41,760	19,994	23,670	8,101

Total income	4,300,952	9,914,894	6,378,333	10,631,225	5,555,053

Expenses
Investment advisory	116,311	247,701	149,509	234,815	117,284
Professional	14,299	14,753	14,299	14,661	14,210
Independent Trustees	8,299	14,174	9,379	13,269	8,026
Custodian	3,706	4,777	4,875	5,326	4,522
Printing	242	362	181	362	37
Miscellaneous	1,593	3,385	1,879	3,135	1,579

Total expenses	144,450	285,152	180,122	271,568	145,658
Less fees waived by the Manager	(28,145)	(37,478)	(30,643)	(36,810)	(36,789)

Total expenses after fees waived	116,305	247,674	149,479	234,758	108,869

Net investment income	4,184,647	9,667,220	6,228,854	10,396,467	5,446,184

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — affiliated	126,333	657,651	459,407	1,002,885	665,750
Allocation from the applicable Underlying Master Portfolios from investments, financial futures contracts and foreign currency transactions	1,800,139	4,099,216	2,572,341	4,283,733	2,227,374

	1,926,472	4,756,867	3,031,748	5,286,618	2,893,124

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	687,299	89,236	(245,157)	(2,182,477)	1,341,381
Allocation from the applicable Underlying Master Portfolios from investments, financial futures contracts and foreign currency translations	(1,407,150)	(1,358,087)	(247,630)	1,593,317	(1,288,153)

	(719,851)	(1,268,851)	(492,787)	(589,160)	53,228

Net realized and unrealized gain	1,206,621	3,488,016	2,538,961	4,697,458	2,946,352

Net Increase in Net Assets Resulting from Operations	$5,391,268	$13,155,236	$8,767,815	$15,093,925	$8,392,536

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	83

Statements of Operations	Master Investment Portfolio

Six Months Ended June 30, 2015 (Unaudited)	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio

Investment Income
Dividends — affiliated	$2,309,321	$1,169,974	$1,266,078	$397,439
Securities lending — affiliated — net	4,761	1,813	8,508	1,310
Income — affiliated	1,430	602	671	229
Net investment income allocated from the applicable Underlying Master Portfolios:
Dividends	5,330,119	2,196,302	2,299,748	604,962
Interest	396,426	73,632	63,563	17,428
Expenses	(154,253)	(60,319)	(62,674)	(16,533)
Fees waived	6,693	1,873	1,822	498

Total income	7,894,497	3,383,877	3,577,716	1,005,333

Expenses
Investment advisory	158,955	66,858	70,134	19,557
Professional	14,299	14,207	14,207	13,937
Independent Trustees	9,833	5,676	5,765	3,507
Custodian	5,243	4,786	5,510	5,056
Printing	270	—	—	—
Miscellaneous	2,082	806	827	56

Total expenses	190,682	92,333	96,443	42,113
Less fees waived by the Manager	(43,274)	(35,076)	(36,452)	(26,814)

Total expenses after fees waived	147,408	57,257	59,991	15,299

Net investment income	7,747,089	3,326,620	3,517,725	990,034

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — affiliated	999,491	443,640	545,896	139,245
Allocation from the applicable Underlying Master Portfolios from investments, financial futures contracts and foreign currency transactions	3,146,847	1,341,966	1,401,694	387,728

	4,146,338	1,785,606	1,947,590	526,973

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	270,043	(1,152,049)	(1,341,509)	(364,970)
Allocation from the applicable Underlying Master Portfolios from investments, financial futures contracts and foreign currency translations	(283,508)	1,274,860	1,299,658	320,889

	(13,465)	122,811	(41,851)	(44,081)

Net realized and unrealized gain	4,132,873	1,908,417	1,905,739	482,892

Net Increase in Net Assets Resulting from Operations	$11,879,962	$5,235,037	$5,423,464	$1,472,926

See Notes to Financial Statements.

84	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index Retirement Master Portfolio		LifePath Index 2020 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$4,184,647	$6,893,461	$9,667,220	$14,842,949
Net realized gain	1,926,472	5,267,174	4,756,867	9,750,758
Net change in unrealized appreciation (depreciation)	(719,851)	8,358,818	(1,268,851)	19,682,904

Net increase in net assets resulting from operations	5,391,268	20,519,453	13,155,236	44,276,611

Capital Transactions
Proceeds from contributions	114,484,667	143,397,604	240,141,623	277,711,443
Value of withdrawals	(77,580,783)	(53,715,954)	(104,916,616)	(56,667,691)

Net increase in net assets derived from capital transactions	36,903,884	89,681,650	135,225,007	221,043,752

Net Assets
Total increase in net assets	42,295,152	110,201,103	148,380,243	265,320,363
Beginning of period	431,795,101	321,593,998	881,323,543	616,003,180

End of period	$474,090,253	$431,795,101	$1,029,703,786	$881,323,543

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	85

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index 2025 Master Portfolio		LifePath Index 2030 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$6,228,854	$8,199,564	$10,396,467	$14,418,016
Net realized gain	3,031,748	4,244,272	5,286,618	7,450,561
Net change in unrealized appreciation (depreciation)	(492,787)	11,493,328	(589,160)	20,621,754

Net increase in net assets resulting from operations	8,767,815	23,937,164	15,093,925	42,490,331

Capital Transactions
Proceeds from contributions	162,281,779	243,638,235	238,162,484	282,820,961
Value of withdrawals	(60,430,300)	(27,988,660)	(79,680,907)	(35,497,084)

Net increase in net assets derived from capital transactions	101,851,479	215,649,575	158,481,577	247,323,877

Net Assets
Total increase in net assets	110,619,294	239,586,739	173,575,502	289,814,208
Beginning of period	518,194,418	278,607,679	818,295,193	528,480,985

End of period	$628,813,712	$518,194,418	$991,870,695	$818,295,193

See Notes to Financial Statements.

86	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index 2035 Master Portfolio		LifePath Index 2040 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$5,446,184	$6,809,249	$7,747,089	$9,812,969
Net realized gain	2,893,124	2,778,041	4,146,338	4,085,183
Net change in unrealized appreciation (depreciation)	53,228	9,904,541	(13,465)	14,271,929

Net increase in net assets resulting from operations	8,392,536	19,491,831	11,879,962	28,170,081

Capital Transactions
Proceeds from contributions	114,406,983	198,363,584	171,121,222	215,183,238
Value of withdrawals	(44,426,548)	(14,990,358)	(57,528,059)	(23,545,222)

Net increase in net assets derived from capital transactions	69,980,435	183,373,226	113,593,163	191,638,016

Net Assets
Total increase in net assets	78,372,971	202,865,057	125,473,125	219,808,097
Beginning of period	410,040,130	207,175,073	546,501,465	326,693,368

End of period	$488,413,101	$410,040,130	$671,974,590	$546,501,465

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	87

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index 2045 Master Portfolio		LifePath Index 2050 Master Portfolio,
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$3,326,620	$3,844,455	$3,517,725	$3,884,535
Net realized gain	1,785,606	1,288,616	1,947,590	1,121,033
Net change in unrealized appreciation (depreciation)	122,811	5,861,518	(41,851)	6,166,746

Net increase in net assets resulting from operations	5,235,037	10,994,589	5,423,464	11,172,314

Capital Transactions
Proceeds from contributions	78,051,066	117,709,595	103,398,033	127,679,053
Value of withdrawals	(29,655,538)	(6,474,693)	(44,341,567)	(9,666,042)

Net increase in net assets derived from capital transactions	48,395,528	111,234,902	59,056,466	118,013,011

Net Assets
Total increase in net assets	53,630,565	122,229,491	64,479,930	129,185,325
Beginning of period	226,796,240	104,566,749	232,907,693	103,722,368

End of period	$280,426,805	$226,796,240	$297,387,623	$232,907,693

See Notes to Financial Statements.

88	BLACKROCK FUNDS III	JUNE 30, 2015

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index 2055 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$990,034	$986,900
Net realized gain	526,973	250,120
Net change in unrealized appreciation (depreciation)	(44,081)	1,524,141

Net increase in net assets resulting from operations	1,472,926	2,761,161

Capital Transactions
Proceeds from contributions	36,174,033	40,430,983
Value of withdrawals	(15,157,816)	(5,284,411)

Net increase in net assets derived from capital transactions	21,016,217	35,146,572

Net Assets
Total increase in net assets	22,489,143	37,907,733
Beginning of period	61,875,758	23,968,025

End of period	$84,364,901	$61,875,758

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	89

Financial Highlights	Master Investment Portfolio

	LifePath Index Retirement Master Portfolio
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,						Period May 31, 2011[1] to December 31, 2011
			2014		2013		2012

Total Return
Total return	1.20%	[2]	5.78%		7.72%		9.17%		(0.59)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.11%	[6]	0.13%		0.16%		0.18%		3.44%	[6,7]

Total expenses after fees waived[3,4,5]	0.10%	[6]	0.11%		0.14%		0.15%		0.15%	[6]

Net investment income[4,5,8]	1.80%	[6]	1.87%		1.74%		2.02%		2.87%	[6]

Supplemental Data
Net assets, end of period (000)	$474,090		$431,795		$321,594		$201,972		$1,968

Portfolio turnover rate	9%	[9]	15%	[9]	18%	[9]	1%	[10]	1%	[10]

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.01%, 0.01%, 0.00%, 0.02% and 0.08% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%, 0.03%, 0.02%, 0.02% and 0.04% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.45%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases and sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 15% and 9% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

90	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	Master Investment Portfolio

	LifePath Index 2020 Master Portfolio
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,						Period May 31, 2011[1] to December 31, 2011
			2014		2013		2012

Total Return
Total return	1.46%	[2]	6.15%		11.36%		11.36%		(3.71)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.11%	[6]	0.12%		0.16%		0.19%		3.55%	[6,7]

Total expenses after fees waived[3,4,5]	0.10%	[6]	0.11%		0.14%		0.16%		0.18%	[6]

Net investment income[4,5,8]	1.95%	[6]	1.99%		2.01%		2.19%		2.70%	[6]

Supplemental Data
Net assets, end of period (000)	$1,029,704		$881,324		$616,003		$286,973		$1,908

Portfolio turnover rate	6%	[9]	12%	[9]	12%	[9]	1%	[10]	1%	[10]

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.01%, 0.01%, 0.00%, 0.02% and 0.10% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%, 0.04%, 0.03%, 0.03% and 0.05% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.56%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases and sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 13% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	91

Financial Highlights	Master Investment Portfolio

	LifePath Index 2025 Master Portfolio
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,						Period May 31, 2011[1] to December 31, 2011
			2014		2013		2012

Total Return
Total return	1.56%	[2]	6.47%		13.48%		12.34%		(5.10)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.11%	[6]	0.12%		0.17%		0.23%		3.59%	[6,7]

Total expenses after fees waived[3,4,5]	0.10%	[6]	0.11%		0.14%		0.16%		0.18%	[6]

Net investment income[4,5,8]	2.08%	[6]	2.08%		2.19%		2.27%		2.58%	[6]

Supplemental Data
Net assets, end of period (000)	$628,814		$518,194		$278,608		$122,448		$1,882

Portfolio turnover rate	7%	[9]	15%	[9]	13%	[9]	0%	[10,11]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.01%, 0.01%, 0.00%, 0.02% and 0.11% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%, 0.05%, 0.04%, 0.03% and 0.06% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.60%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases and sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 14% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

92	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	Master Investment Portfolio

	LifePath Index 2030 Master Portfolio
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,						Period May 31, 2011[1] to December 31, 2011
			2014		2013		2012

Total Return
Total return	1.75%	[2]	6.64%		15.40%		13.28%		(6.28)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.11%	[6]	0.12%		0.16%		0.21%		3.63%	[6,7]

Total expenses after fees waived[3,4,5]	0.10%	[6]	0.11%		0.15%		0.17%		0.19%	[6]

Net investment income[4,5,8]	2.18%	[6]	2.14%		2.33%		2.36%		2.50%	[6]

Supplemental Data
Net assets, end of period (000)	$991,871		$818,295		$528,481		$206,007		$1,859

Portfolio turnover rate	5%	[9]	20%	[9]	12%	[9]	2%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.01%, 0.01%, 0.00%, 0.02% and 0.12% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.06%, 0.05%, 0.04%, 0.04% and 0.06% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.64%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases and sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 18% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	93

Financial Highlights	Master Investment Portfolio

	LifePath Index 2035 Master Portfolio
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,						Period May 31, 2011[1] to December 31, 2011
			2014		2013		2012

Total Return
Total return	1.91%	[2]	6.82%		17.02%		14.07%		(7.35)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.11%	[6]	0.12%		0.18%		0.26%		3.67%	[6,7]

Total expenses after fees waived[3,4,5]	0.09%	[6]	0.11%		0.15%		0.17%		0.19%	[6]

Net investment income[4,5,8]	2.32%	[6]	2.22%		2.47%		2.44%		2.43%	[6]

Supplemental Data
Net assets, end of period (000)	$488,413		$410,040		$207,175		$81,763		$1,838

Portfolio turnover rate	6%	[9]	25%	[9]	12%	[9]	1%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.00%, 0.01%, 0.00%, 0.02% and 0.13% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%, 0.06%, 0.05%, 0.04% and 0.06% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.68%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases and sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 24% and 7% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

94	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	Master Investment Portfolio

	LifePath Index 2040 Master Portfolio
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,						Period May 31, 2011[1] to December 31, 2011
			2014		2013		2012

Total Return
Total return	2.11%	[2]	6.90%		18.66%		15.03%		(8.42)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.11%	[6]	0.12%		0.17%		0.24%		3.70%	[6,7]

Total expenses after fees waived[3,4,5]	0.09%	[6]	0.11%		0.15%		0.18%		0.20%	[6]

Net investment income[4,5,8]	2.44%	[6]	2.27%		2.59%		2.50%		2.36%	[6]

Supplemental Data
Net assets, end of period (000)	$671,975		$546,501		$326,693		$107,671		$1,819

Portfolio turnover rate	5%	[9]	29%	[9]	12%	[9]	3%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.00%, 0.01%, 0.00%, 0.02% and 0.14% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%, 0.06%, 0.05%, 0.04% and 0.07% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.71%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases and sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 21% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	95

Financial Highlights	Master Investment Portfolio

	LifePath Index 2045 Master Portfolio
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,						Period May 31, 2011[1] to December 31, 2011
			2014		2013		2012

Total Return
Total return	2.09%	[2]	7.10%		20.33%		15.61%		(9.49)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.11%	[6]	0.13%		0.21%		0.41%		3.74%	[6,7]

Total expenses after fees waived[3,4,5]	0.09%	[6]	0.10%		0.15%		0.17%		0.21%	[6]

Net investment income[4,5,8]	2.49%	[6]	2.34%		2.77%		2.62%		2.29%	[6]

Supplemental Data
Net assets, end of period (000)	$280,427		$226,796		$104,567		$33,177		$1,799

Portfolio turnover rate	7%	[9]	30%	[9]	12%	[9]	2%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.00%, 0.00%, 0.00%, 0.02% and 0.15% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08%, 0.07%, 0.05%, 0.04% and 0.07% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.75%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases and sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 22% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

96	BLACKROCK FUNDS III	JUNE 30, 2015

Financial Highlights	Master Investment Portfolio

	LifePath Index 2050 Master Portfolio
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,						Period May 31, 2011[1] to December 31, 2011
			2014		2013		2012

Total Return
Total return	2.14%	[2]	7.28%		21.62%		16.37%		(10.34)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.11%	[6]	0.13%		0.21%		0.46%		3.76%	[6,7]

Total expenses after fees waived[3,4,5]	0.09%	[6]	0.10%		0.15%		0.18%		0.21%	[6]

Net investment income[4,5,8]	2.51%	[6]	2.38%		2.91%		2.67%		2.25%	[6]

Supplemental Data
Net assets, end of period (000)	$297,388		$232,908		$103,722		$26,037		$1,784

Portfolio turnover rate	8%	[9]	22%	[9]	12%	[9]	3%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.00%, 0.00%, 0.00%, 0.02% and 0.15% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08%, 0.08%, 0.06%, 0.05% and 0.07% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.77%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases and sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 26% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2015	97

Financial Highlights	Master Investment Portfolio

	LifePath Index 2055 Master Portfolio
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,						Period May 31, 2011[1] to December 31, 2011
			2014		2013		2012

Total Return
Total return	2.16%	[2]	7.50%		22.99%		16.83%		(10.96)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.15%	[6]	0.20%		0.42%		1.39%		3.79%	[6,7]

Total expenses after fees waived[3,4,5]	0.08%	[6]	0.10%		0.15%		0.15%		0.21%	[6]

Net investment income[4,5,8]	2.51%	[6]	2.46%		3.09%		2.76%		2.24%	[6]

Supplemental Data
Net assets, end of period (000)	$84,365		$61,856		$23,968		$4,908		$1,769

Portfolio turnover rate	11%	[9]	22%	[9]	15%	[9]	8%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from Large Cap Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.00%, 0.00%, 0.00%, 0.02% and 0.15% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.09%, 0.09%, 0.06%, 0.05% and 0.08% for the six months ended June 30, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.79%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases and sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current presentation, the portfolio turnover rate would have been 53% and 13% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

98	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (Unaudited)	Master Investment Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to nine series of MIP: LifePath® Index Retirement Master Portfolio, LifePath® Index 2020 Master Portfolio, LifePath® Index 2025 Master Portfolio, LifePath® Index 2030 Master Portfolio, LifePath® Index 2035 Master Portfolio, LifePath® Index 2040 Master Portfolio, LifePath® Index 2045 Master Portfolio, LifePath® Index 2050 Master Portfolio and LifePath® Index 2055 Master Portfolio (each, a “LifePath Index Master Portfolio” and collectively, the “LifePath Index Master Portfolios”).

As of June 30, 2015, the investment of LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio and LifePath Index 2055 Master Portfolio in the Large Cap Index Master Portfolio represented 29.0%, 34.8%, 40.4%, 45.8%, 49.9%, 51.6%, 51.6% and 51.6%, respectively, of net assets. The investment of LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio and LifePath Index 2025 Master Portfolio in the U.S. Total Bond Index Master Portfolio represented 51.0%, 40.6% and 31.1%, respectively, of net assets. As such, the financial statements of Large Cap Index Master Portfolio and U.S. Total Bond Index Master Portfolio, including the Schedules of Investments, should be read in conjunction with each respective LifePath Index Master Portfolio’s financial statements. The financial statements of Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio, included in filings by MIP, except the financial statements of Master Small Cap Index Series, which are included in filings by Quantitative Master Series LLC, are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

The LifePath Index Master Portfolios will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Index Master Portfolios. The LifePath Index Master Portfolios may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Index Master Portfolio’s investment in each of Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio reflects that LifePath Index Master Portfolio’s proportionate interest in the net assets of that Underlying Master Portfolio. As of June 30, 2015, each LifePath Index Master Portfolio held interests in Large Cap Index Master Portfolio, Master Small Cap Index Series, Total International ex U.S. Index Master Portfolio and U.S. Total Bond Index Master Portfolio as follows:

	Large Cap Index Master Portfolio	Master Small Cap Index Series	Total International ex U.S. Index Master Portfolio	U.S. Total Bond Index Master Portfolio
LifePath Index Retirement Master Portfolio	3.1%	1.8%	5.4%	17.4%
LifePath Index 2020 Master Portfolio	8.6%	3.5%	16.4%	30.0%
LifePath Index 2025 Master Portfolio	6.3%	1.9%	10.1%	14.1%
LifePath Index 2030 Master Portfolio	11.6%	2.6%	21.0%	15.6%
LifePath Index 2035 Master Portfolio	6.5%	1.1%	10.5%	4.6%
LifePath Index 2040 Master Portfolio	9.7%	1.4%	17.2%	2.7%
LifePath Index 2045 Master Portfolio	4.2%	0.6%	6.5%	0.3%
LifePath Index 2050 Master Portfolio	4.4%	0.6%	7.0%	0.2%
LifePath Index 2055 Master Portfolio	1.3%	0.2%	1.6%	0.1%

The LifePath Index Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The LifePath Index Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Index Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the LifePath Index Master Portfolios:

Valuation: The LifePath Index Master Portfolios’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the LifePath Index Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Index Master Portfolios determine the fair values of the LifePath Index Master Portfolios’ financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the LifePath Index Master Portfolios for all financial instruments. Investments in open-end registered investment companies are valued at NAV each business day.

BLACKROCK FUNDS III	JUNE 30, 2015	99

Notes to Financial Statements (continued)	Master Investment Portfolio

The market value of the LifePath Index Master Portfolios’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each LifePath Index Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the LifePath Index Master Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Index Master Portfolio records daily its proportionate share of the Underlying Master Portfolios’ income, expenses and realized and unrealized gains and losses.

Other: Expenses directly related to a LifePath Index Master Portfolio are charged to that LifePath Index Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The LifePath Index Master Portfolios have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The LifePath Index Master Portfolios may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the LifePath Index Master Portfolios collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each LifePath Index Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the LifePath Index Master Portfolio and any additional required collateral is delivered to the LifePath Index Master Portfolio, or excess collateral returned by the LifePath Index Master Portfolio, on the next business day. During the term of the loan, the LifePath Index Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified affiliated investments in the LifePath Index Master Portfolios’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — affiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the LifePath Index Master Portfolios under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the LifePath Index Master Portfolios, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the LifePath Index Master Portfolios can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

100	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (continued)	Master Investment Portfolio

As of June 30, 2015, the following table is a summary of the LifePath Index Master Portfolios’ securities lending agreements by counterparty, which are subject to offset under an MSLA:

LifePath Index 2020 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
UBS Securities LLC	$257,715	$(257,715)	—

LifePath Index 2035 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
UBS Securities LLC	$545,904	$(545,904)	—

LifePath Index 2040 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
SG Americas Securities LLC	$44,820	$(44,820)	—

LifePath Index 2045 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley & Co. LLC	$93,687	$(93,687)	—

LifePath Index 2050 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
UBS Securities LLC	$259,869	$(259,869)	—

LifePath Index 2055 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
SG Americas Securities LLC	$4,440,086	$(4,440,086)	—
UBS Securities LLC	44,088	(44,088)	—

Total	$4,484,174	$(4,484,174)	—

[1]

Collateral has been received in connection with securities lending agreements as follows. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

LifePath Index 2020 Master Portfolio	LifePath Index 2035 Master Portfolio	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio
$263,580	$556,200	$45,900	$95,625	$264,770	$4,578,694

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the LifePath Index Master Portfolios benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each LifePath Index Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

MIP, on behalf of the LifePath Index Master Portfolios, entered into an Investment Advisory Agreement with BFA, the LifePath Index Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, the Manager is responsible for the management of each LifePath Index Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Index Master Portfolio. For such services, each LifePath Index Master Portfolio pays BFA a monthly fee based on a percentage of each LifePath Index Master Portfolio’s average daily net assets at an annual rate of 0.05%.

BLACKROCK FUNDS III	JUNE 30, 2015	101

Notes to Financial Statements (continued)	Master Investment Portfolio

MIP, on behalf of the LifePath Index Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Index Master Portfolios’ and MIP’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Index Master Portfolios.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the LifePath Index Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administration services to the LifePath Index Master Portfolios, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the LifePath Index Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the LifePath Index Master Portfolios.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the LifePath Index Master Portfolios pay to the Manager indirectly through their investments in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the LifePath Index Master Portfolios’ investment in other affiliated investment companies, if any. These amounts are included in fees waived by the Manager in the Statements of Operations. For the six months ended June 30, 2015, the amounts waived were as follows:

LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio
$310	$781	$505	$855	$394	$577	$244	$65	$93

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the LifePath Index Master Portfolios, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The LifePath Index Master Portfolios are responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the LifePath Index Master Portfolios bear to an annual rate of 0.04% (the “collateral investment fees”).

Pursuant to a securities lending agreement, each LifePath Index Master Portfolio retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each LifePath Index Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 70% of securities lending income, and this amount retained can never be less than 85% of the total of securities lending income plus the collateral investment fees.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each LifePath Index Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

The share of securities lending income earned by each LifePath Index Master Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended June 30, 2015, each LifePath Index Master Portfolio paid BTC the following amounts in total for securities lending agent services and collateral investment fees.

LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio
$649	$1,661	$2,982	$1,328	$833	$940	$360	$2,029	$250

Each LifePath Index Master Portfolio may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

102	BLACKROCK FUNDS III	JUNE 30, 2015

Notes to Financial Statements (continued)	Master Investment Portfolio

5. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments in the Underlying Funds and Underlying Master Portfolios, excluding short-term securities, were as follows:

	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio
Purchases	$76,987,284	$198,228,467	$141,361,360	$207,732,213	$99,635,321	$147,689,535	$65,975,532	$80,547,671	$29,352,304
Sales	$41,044,434	$ 62,212,270	$ 40,484,856	$ 49,729,052	$30,049,665	$ 33,678,536	$17,689,263	$21,949,940	$ 8,350,545

6. Income Tax Information:

Each LifePath Index Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the LifePath Index Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the LifePath Index Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each LifePath Index Master Portfolio’s assets will be managed so an investor in the LifePath Index Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each LifePath Index Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the LifePath Index Master Portfolios’ U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the LifePath Index Master Portfolios’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Index Master Portfolios as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the LifePath Index Master Portfolios’ financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio
Tax cost	$442,384,367	$958,166,554	$591,210,058	$913,857,405	$454,742,077	$617,783,618	$262,185,175	$279,123,883	$84,106,696

Gross unrealized appreciation	31,881,563	74,898,555	38,813,839	79,647,988	34,867,449	56,159,098	19,715,350	20,067,515	5,657,855
Gross unrealized depreciation	(2,107,368)	(3,699,052)	(2,247,469)	(3,733,149)	(2,103,660)	(3,607,177)	(1,882,803)	(2,220,567)	(831,635)

Net unrealized appreciation	$29,774,195	$71,199,503	$36,566,370	$75,914,839	$32,763,789	$52,551,921	$17,832,547	$17,846,948	$4,826,220

7. Bank Borrowings:

MIP, on behalf of the LifePath Index Master Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the LifePath Index Master Portfolios may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the LifePath Index Master Portfolios, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the LifePath Index Master Portfolios did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, certain LifePath Index Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the LifePath Index Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the LifePath Index Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the LifePath Index

BLACKROCK FUNDS III	JUNE 30, 2015	103

Notes to Financial Statements (concluded)	Master Investment Portfolio

Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the LifePath Index Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The LifePath Index Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Index Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the LifePath Index Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Index Master Portfolios.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Index Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

104	BLACKROCK FUNDS III	JUNE 30, 2015

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio and LifePath Index 2055 Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), each a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. Each of BlackRock LifePath Index Retirement Fund, BlackRock LifePath Index 2020 Fund, BlackRock LifePath Index 2025 Fund, BlackRock LifePath Index 2030 Fund, BlackRock LifePath Index 2035 Fund, BlackRock LifePath Index 2040 Fund, BlackRock LifePath Index 2045 Fund, BlackRock LifePath Index 2050 Fund and BlackRock LifePath Index 2055 Fund (each, a “Portfolio” and collectively, the “Portfolios”), each a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to each Master Portfolio. For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of each Portfolio and the interest holders of each Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolios and the Portfolios by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance of a Master Portfolio/Portfolio relative to its peers, benchmark, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Portfolios for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolios’ and /or the Portfolios’ operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Portfolios; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and Portfolio’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolios and/or the Portfolios; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage;

BLACKROCK FUNDS III	JUNE 30, 2015	105

Disclosure of Investment Advisory Agreement (continued)

funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Master Portfolio and Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper1, as well as the gross investment performance of each Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Master Portfolio and/or Portfolio to BlackRock; (g) sales and redemption data regarding each Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to each Master Portfolio for a one-year term ending June 30, 2016. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio, each Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios; (d) each Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolios and the Portfolios; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing the relevant Master Portfolio’s performance and the Master Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolios and the Portfolios. BlackRock and its affiliates provide the Master Portfolios and the Portfolios with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Portfolios by third parties) and officers and other personnel as are

106	BLACKROCK FUNDS III	JUNE 30, 2015

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

Disclosure of Investment Advisory Agreement (continued)

necessary for the operations of the Master Portfolios and the Portfolios. In particular, BlackRock and its affiliates provide the Master Portfolios and the Portfolios with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolios and the Portfolios, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Portfolios and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio and Portfolio, as applicable. The Board noted that each Portfolio’s investment results correspond directly to the investment results of the applicable Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to other funds in its applicable Lipper category and the gross investment performance of each Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of each Master Portfolio and Portfolio, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-year, three-year and since-inception periods reported, each Portfolio’s gross performance (before expenses and fees), as agreed upon by the Board, was within tolerance of its benchmark. BlackRock believes that gross performance relative to the pertinent benchmark is an appropriate performance metric for each of the Portfolios.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Portfolios: The Board, including the Independent Board Members, reviewed each Master Portfolio’s/Portfolio’s contractual management fee rate compared with the other funds in the Portfolio’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Portfolio’s total expense ratio, as well as each Master Portfolio’s/Portfolio’s actual management fee rate, to those of other funds in the Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios and the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolios and the Portfolios by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the Portfolios and the other funds advised by BlackRock and its

BLACKROCK FUNDS III	JUNE 30, 2015	107

Disclosure of Investment Advisory Agreement (continued)

affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolios and the Portfolios. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolios and the Portfolios in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the varying fee structures for fund of funds can limit the value of management fee comparisons.

The Board also noted that the contractual management fee rate of each of LifePath Index Retirement Master Portfolio/BlackRock LifePath Index Retirement Fund, LifePath Index 2025 Master Portfolio/BlackRock LifePath Index 2025 Fund, LifePath Index 2035 Master Portfolio/BlackRock LifePath Index 2035 Fund, LifePath Index 2040 Master Portfolio/BlackRock LifePath Index 2040 Fund, LifePath Index 2045 Master Portfolio/BlackRock LifePath Index 2045 Fund and LifePath Index 2050 Master Portfolio/BlackRock LifePath Index 2050 Fund ranked in the first quartile. The Board also noted that the actual management fee rate of each of these Master Portfolios/Portfolios and the total expense ratio of each of these Portfolios each ranked in the first quartile, relative to the relevant Portfolio’s Expense Peers.

The Board also noted that the contractual management fee rate of each of LifePath Index 2020 Master Portfolio/BlackRock LifePath Index 2020 Fund and LifePath Index 2030 Master Portfolio/BlackRock LifePath Index 2030 Fund ranked in the first quartile. The Board also noted that the actual management fee rate of each of these Master Portfolios/Portfolios and the total expense ratio of each of these Portfolios ranked in the second and first quartiles, respectively, relative to the relevant Portfolio’s Expense Peers.

The Board also noted that LifePath Index 2055 Master Portfolio’s/BlackRock LifePath Index 2055 Fund’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and the Portfolio’s total expense ratio ranked first out of four funds and in the first quartile, respectively, relative to the Portfolio’s Expense Peers.

The Board also noted that, with respect to each Portfolio, BlackRock has contractually agreed to a cap on the Portfolio’s total expenses as a percentage of the Portfolio’s average daily net assets on a class-by-class basis. The Board further noted that with respect to BlackRock LifePath Index 2035 Fund, BlackRock LifePath Index 2040 Fund, BlackRock LifePath Index 2045 Fund, BlackRock LifePath Index 2050 Fund and BlackRock LifePath Index 2055 Fund, BlackRock proposed, and the Board agreed to, a lower contractual expense cap on each of these Portfolios on a class-by-class basis. This expense cap reduction was implemented on April 30, 2015.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Portfolios increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolios and the Portfolios benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolios and the Portfolios to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolios. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios and the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Portfolios, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the pertinent Portfolio’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

108	BLACKROCK FUNDS III	JUNE 30, 2015

Disclosure of Investment Advisory Agreement (concluded)

Conclusion

The Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to each Master Portfolio, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS III	JUNE 30, 2015	109

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust/MIP and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust/MIP.

Effective May 18, 2015, Ian MacKinnon resigned as a Trustee of the Trust/MIP.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

110	BLACKROCK FUNDS III	JUNE 30, 2015

Additional Information

General Information

Householding

The LifePath Index Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Index Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The LifePath Index Funds/LifePath Index Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The LifePath Index Funds’/LifePath Index Master Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The LifePath Index Funds’/ LifePath Index Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the LifePath Index Funds/LifePath Index Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the LifePath Index Funds/LifePath Index Master Portfolios voted proxies relating to securities held in the LifePath Index Funds’/LifePath Index Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS III	JUNE 30, 2015	111

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

112	BLACKROCK FUNDS III	JUNE 30, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a LifePath Index Fund unless preceded or accompanied by that LifePath Index Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LPindex-6/15-SAR

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Large Cap Index Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

The Markets in Review

Dear Shareholder,

During the 12-month period ended June 30, 2015, market volatility increased from the remarkably low levels seen in recent years, although it remained below the historical average. In the middle of 2014, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. The U.S. economy, however, was showing improvement, which made investors concerned that the U.S. Federal Reserve (the “Fed”) would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows.

In the fourth quarter, U.S. growth picked up considerably while the broader global economy showed more signs of slowing. This, combined with rising global risks, drove investors to the relative stability of U.S. assets. International markets continued to struggle even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries despite their persistently low yields, which had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path. However, meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The period ended on a downbeat, but temporary, note as Greece’s long-brewing debt troubles came to an impasse. As the drama unfolded around the tumultuous negotiations between Greece and its creditors, investors feared the possibility of Greece leaving the euro zone and the impact such an event might have on global markets. Most asset classes broadly sold off, especially in Europe, even while macroeconomic and company fundamentals continued to improve.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.23%	7.42%
U.S. small cap equities (Russell 2000® Index)	4.75	6.49
International equities (MSCI Europe, Australasia, Far East Index)	5.52	(4.22)
Emerging market equities (MSCI Emerging Markets Index)	2.95	(5.12)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.51)	3.79
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.86
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.53	(0.39)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2015

Investment Objective

BlackRock Large Cap Index Fund’s (the “Fund”) (formerly known as BlackRock Russell 1000® Index Fund) investment objective is to match the performance of the Russell 1000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended June 30, 2015, the Fund’s Institutional Shares returned 1.60%, Investor A Shares returned 1.47% and Class K Shares returned 1.62%. The benchmark Russell 1000® Index returned 1.71% for the same period.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Large Cap Index Master Portfolio (the “Master Portfolio”) (formerly known as Russell 1000® Index Master Portfolio), a series of Master Investment Portfolio.

Describe the market environment.

•

The year started with U.S. stock prices falling as lower oil prices punished the energy sector and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. High valuations in U.S. stocks drove equity investors toward more appealing opportunities overseas. U.S. stocks rebounded in February thanks to increased merger and acquisition activity and strong earnings reports from cyclical technology companies. However, stock prices came under pressure again in March as an improving labor market furthered the appreciation of the U.S. dollar and raised investors’ focus on the timing of an expected Federal Reserve move toward tightening policy. U.S. equities came back into favor in April, after a powerful rally in European equities left valuations in the United States looking more appealing by comparison. U.S. stocks continued to outperform international markets in the following months as increasing turmoil around Greece’s debt troubles drove investors to the relative stability of U.S. markets.

•

A clear sign of strength has yet to emerge from the blurry U.S. economic picture, as uptrends in the housing and labor markets stand in contrast with consumer caution and productivity languor. This economic unevenness together with still quiescent inflation has kept the Federal Reserve tentative on when to start raising short-term interest rates. However, hiring strength and a modest but concrete pickup in wage growth point to a possible acceleration in the second half of 2015. More investors are now penciling in an autumn rate hike — a significant event that could push market volatility beyond the unusually low levels of the past few years, but the investment advisor expects most of the ups and downs will be short-lived for stocks.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the Russell 1000® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

4	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the Russell 1000® Index and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000® Index.

[3]

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	Since Inception[6]
Institutional	1.60%	7.15%	13.23%
Investor A	1.47	6.92	12.87
Class K	1.62	7.30	13.20
Russell 1000® Index	1.71	7.37	13.38

[5]	See “About Fund Performance” on Page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on March 31, 2011.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,016.00	$0.70	$1,000.00	$1,024.10	$0.70	0.14%
Investor A	$1,000.00	$1,014.70	$1.95	$1,000.00	$1,022.86	$1.96	0.39%
Class K	$1,000.00	$1,016.20	$0.45	$1,000.00	$1,024.35	$0.45	0.09%

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	5

About Fund Performance

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders. BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 3 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

6	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Statement of Assets and Liabilities	BlackRock Large Cap Index Fund

June 30, 2015 (Unaudited)

Assets
Investments at value — Master Portfolio (cost — $67,797,216)	$95,922,522
Receivables:
Capital shares sold	622,029
From administrator	23,676
Prepaid expenses	29,858

Total assets	96,598,085

Liabilities
Payables:
Contributions to the Master Portfolio	612,648
Income dividends	440,209
Capital shares redeemed	9,083
Service fees	3,554
Administration fees	797
Officer’s fees	14
Other accrued expenses payable	41,949

Total liabilities	1,108,254

Net Assets	$95,489,831

Net Assets Consist of
Paid-in capital	$67,981,377
Undistributed net investment income	9,008
Accumulated net realized loss allocated from the Master Portfolio	(625,860)
Net unrealized appreciation allocated from the Master Portfolio	28,125,306

Net Assets	$95,489,831

Net Asset Value
Institutional — Based on net assets of $1,776,826 and 120,028 shares outstanding, unlimited number of shares authorized, no par value	$14.80

Investor A — Based on net assets of $17,390,362 and 1,180,273 shares outstanding, unlimited number of shares authorized, no par value	$14.73

Class K — Based on net assets of $76,322,643 and 5,173,307 shares outstanding, unlimited number of shares authorized, no par value	$14.75

See Notes to Financial Statements.

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	7

Statement of Operations	BlackRock Large Cap Index Fund

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$877,423
Dividends — affiliated	4,686
Foreign taxes withheld	(347)
Securities lending — affiliated — net	10,039
Interest — affiliated	1,940
Expenses	(23,854)
Fees waived	777

Total income	870,664

Fund Expenses
Administration	4,707
Service — Investor A	20,773
Transfer agent — Institutional	456
Transfer agent — Investor A	6,296
Registration	24,411
Professional	26,883
Printing	10,044
Miscellaneous	4,316

Total expenses	97,886
Less administration fees waived	(4,707)
Less transfer agent fees waived — Institutional	(51)
Less transfer agent fees waived — Investor A	(387)
Less transfer agent fees reimbursed — Institutional	(59)
Less transfer agent fees reimbursed — Investor A	(1,790)
Less fees waived and/or reimbursed by the administrator	(44,656)

Total expenses after fees waived and/or reimbursed	46,236

Net investment income	824,428

Realized and Unrealized Gain Allocated from the Master Portfolio
Net realized gain from investments and financial futures contracts	688,335

Net change in unrealized appreciation (depreciation) on investments and financial futures contracts	119,289

Total realized and unrealized gain	807,624

Net Increase in Net Assets Resulting from Operations	$1,632,052

See Notes to Financial Statements.

8	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Statements of Changes in Net Assets

	BlackRock Large Cap Index Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$824,428	$1,476,837
Net realized gain	688,335	1,393,663
Net change in unrealized appreciation (depreciation)	119,289	7,399,707

Net increase in net assets resulting from operations	1,632,052	10,270,207

Distributions to Shareholders From[1]
Net investment income:
Institutional	(14,301)	(4,929)
Investor A	(122,563)	(210,349)
Class K	(683,895)	(1,260,548)
Net realized gain:
Institutional	(2,958)	(6,123)
Investor A	(29,089)	(296,423)
Class K	(127,128)	(1,259,884)

Decrease in net assets resulting from distributions to shareholders	(979,934)	(3,038,256)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	6,619,329	7,103,413

Net Assets
Total increase in net assets	7,271,447	14,335,364
Beginning of period	88,218,384	73,883,020

End of period	$95,489,831	$88,218,384

Undistributed net investment income, end of period	$9,008	$5,339

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	9

Financial Highlights	BlackRock Large Cap Index Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,					Period March 31, 2011[1] to December 31, 2011
			2014	2013		2012

Per Share Operating Performance
Net asset value, beginning of period	$14.72		$13.49	$10.62		$9.40		$10.00

Net investment income[2]	0.13		0.26	0.23		0.21		0.13
Net realized and unrealized gain (loss)	0.10		1.49	3.26		1.33		(0.60)

Net increase (decrease) from investment operations	0.23		1.75	3.49		1.54		(0.47)

Distributions from:[3]
Net investment income	(0.13)		(0.25)	(0.23)		(0.21)		(0.13)
Net realized gain	(0.02)		(0.27)	(0.39)		(0.11)		(0.00)[4]
Return of capital	—		—	—		—		(0.00)[4]

Total distributions	(0.15)		(0.52)	(0.62)		(0.32)		(0.13)

Net asset value, end of period	$14.80		$14.72	$13.49		$10.62		$9.40

Total Return[5]
Based on net asset value	1.60%	[6]	13.07%	33.09%		16.42%		(4.72)% [6]

Ratios to Average Net Assets[7]
Total expenses	0.26%	[9,10]	0.59%	0.56%	[8]	0.65%	[9]	1.84% [10,11,12]

Total expenses after fees waived and/or reimbursed	0.14%	[9,10]	0.16%	0.23%	[8]	0.23%	[9]	0.22% [10,11]

Net investment income	1.76%	[9,10]	1.81%	1.80%	[8]	2.07%	[9]	1.86% [10,11]

Supplemental Data
Net assets, end of period (000)	$1,777		$363	$183		$28		$24

Portfolio turnover of the Master Portfolio	4%		6%	14%		16%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.0005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended December 31, 2013.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[10]	Annualized.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.84%.

See Notes to Financial Statements.

10	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Financial Highlights (continued)	BlackRock Large Cap Index Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,					Period March 31, 2011[1] to December 31, 2011
			2014	2013		2012

Per Share Operating Performance
Net asset value, beginning of period	$14.65		$13.43	$10.61		$9.39		$10.00

Net investment income[2]	0.11		0.22	0.19		0.19		0.13
Net realized and unrealized gain (loss)	0.10		1.49	3.22		1.33		(0.62)

Net increase (decrease) from investment operations	0.21		1.71	3.41		1.52		(0.49)

Distributions from:[3]
Net investment income	(0.11)		(0.22)	(0.20)		(0.19)		(0.12)
Net realized gain	(0.02)		(0.27)	(0.39)		(0.11)		(0.00)[4]
Return of capital	—		—	—		—		(0.00)[4]

Total distributions	(0.13)		(0.49)	(0.59)		(0.30)		(0.12)

Net asset value, end of period	$14.73		$14.65	$13.43		$10.61		$9.39

Total Return[5]
Based on net asset value	1.47%	[6]	12.79%	32.35%		16.18%		(4.93)% [6]

Ratios to Average Net Assets[7]
Total expenses	0.52%	[9,10]	0.57%	0.66%	[8]	0.83%	[9]	1.40% [10,11,12]

Total expenses after fees waived and/or reimbursed	0.39%	[9,10]	0.41%	0.48%	[8]	0.45%	[9]	0.45% [10,11]

Net investment income	1.51%	[9,10]	1.56%	1.56%	[8]	1.83%	[9]	1.80% [10,11]

Supplemental Data
Net assets, end of period (000)	$17,390		$17,507	$6,454		$2,310		$1,918

Portfolio turnover of the Master Portfolio	4%		6%	14%		16%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.0005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended December 31, 2013.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[10]	Annualized.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.40%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	11

Financial Highlights (concluded)	BlackRock Large Cap Index Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,					Period March 31, 2011[1] to December 31, 2011
			2014	2013		2012

Per Share Operating Performance
Net asset value, beginning of period	$14.67		$13.44	$10.61		$9.40		$10.00

Net investment income[2]	0.13		0.26	0.23		0.22		0.13
Net realized and unrealized gain (loss)	0.10		1.50	3.22		1.32		(0.60)

Net increase (decrease) from investment operations	0.23		1.76	3.45		1.54		(0.47)

Distributions from:[3]
Net investment income	(0.13)		(0.27)	(0.23)		(0.22)		(0.13)
Net realized gain	(0.02)		(0.26)	(0.39)		(0.11)		(0.00)[4]
Return of capital	—		—	—		—		(0.00)[4]

Total distributions	(0.15)		(0.53)	(0.62)		(0.33)		(0.13)

Net asset value, end of period	$14.75		$14.67	$13.44		$10.61		$9.40

Total Return[5]
Based on net asset value	1.62%	[6]	13.17%	32.80%		16.37%		(4.68)% [6]

Ratio to Average Net Assets[7]
Total expenses	0.20%	[9,10]	0.24%	0.33%	[8]	0.52%	[9]	1.11% [10,11,12]

Total expenses after fees waived and/or reimbursed	0.09%	[9,10]	0.12%	0.18%	[8]	0.18%	[9]	0.18% [10,11]

Net investment income	1.80%	[9,10]	1.83%	1.85%	[8]	2.11%	[9]	2.02% [10,11]

Supplemental Data
Net assets, end of period (000)	$76,323		$70,348	$6,746		$56,654		$46,785

Portfolio turnover of the Master Portfolio	4%		6%	14%		16%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.0005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended December 31, 2013.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[10]	Annualized.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.12%.

See Notes to Financial Statements.

12	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Notes to Financial Statements (Unaudited)	BlackRock Large Cap Index Fund

1. Organization:

BlackRock Large Cap Index Fund (formerly known as BlackRock Russell 1000® Index Fund) (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing all of its assets in Large Cap Index Master Portfolio (formerly known as Russell 1000® Index Master Portfolio) (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At June 30, 2015, the percentage of the Master Portfolio owned by the Fund was 2.8%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold without a sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board of Trustees” or the “Board” and the members are referred to as “Trustees.”

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.01% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	13

Notes to Financial Statements (continued)	BlackRock Large Cap Index Fund

BlackRock Fund Advisors (“BFA”), the investment advisor of the Master Portfolio, and BAL contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 0.13% for Institutional; 0.38% for Investor A; and 0.08% for Class K. Prior to April 30, 2015, the expense limitations as a percentage of average daily net assets were as follows: 0.15% for Institutional; 0.40% for Investor A; and 0.10% for Class K. BFA and BAL have agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Trustees.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BFA or BAL, as applicable, are less than the expense limit for that share class, BFA or BAL, as applicable, is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) BFA or BAL, as applicable, or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BFA or BAL, as applicable, becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BFA or BAL, as applicable, shall be calculated by reference to the expense limit for that share class in effect at the time BFA or BAL, as applicable, became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On June 30, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement with BAL are as follows:

	Expiring December 31,
	2015	2016	2017
Fund level	$100,089	$99,938	$49,363
Institutional	186	758	110
Investor A	981	4,985	2,177
Class K	143	90	—

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Investor A Shares Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

BAL maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2015, the Fund reimbursed BAL the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Class K
$51	$387	—

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the three years ended December 31, 2014 and the period ended December 31, 2011.

14	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Notes to Financial Statements (concluded)	BlackRock Large Cap Index Fund

The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Month Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	110,050	$1,641,906	12,718	$182,477
Shares issued to shareholders in reinvestment of distributions	1,134	16,820	649	9,418
Shares redeemed	(15,847)	(238,488)	(2,256)	(32,808)

Net increase	95,337	$1,420,238	11,111	$159,087

Investor A
Shares sold	363,923	$5,427,504	915,164	$12,739,622
Shares issued to shareholders in reinvestment of distributions	10,178	150,247	35,002	505,651
Shares redeemed	(389,086)	(5,836,265)	(235,628)	(3,301,283)

Net increase (decrease)	(14,985)	$(258,514)	714,538	$9,943,990

Class K
Shares sold	537,092	$7,899,803	626,336	$8,676,816
Shares issued to shareholders in reinvestment of distributions	54,865	811,023	175,001	2,519,103
Shares redeemed	(215,374)	(3,253,221)	(1,008,042)	(14,195,583)

Net increase (decrease)	376,583	$5,457,605	(206,705)	$(2,999,664)

Total Net Increase (Decrease)	456,935	$6,619,329	518,944	$7,103,413

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	15

Master Portfolio Information	Large Cap Index Master Portfolio

As of June 30, 2015

Top Ten Holdings	Percent of Long-Term Investments

Apple, Inc.	3%
Microsoft Corp.	2
Exxon Mobil Corp.	2
Johnson & Johnson	1
General Electric Co.	1
Wells Fargo & Co.	1
Berkshire Hathway, Inc., Class B	1
JPMorgan Chase & Co.	1
The Proctor & Gamble Co.	1
Pfizer, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	19%
Financials	17
Health Care	15
Consumer Discretionary	13
Industrials	11
Consumer Staples	9
Energy	8
Materials	3
Utilities	3
Telecommunication Services	2

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

16	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.5%
B/E Aerospace, Inc.	17,712	$972,390
The Boeing Co. (a)	113,505	15,745,414
General Dynamics Corp.	47,855	6,780,575
Hexcel Corp.	16,203	805,937
Honeywell International, Inc.	128,309	13,083,669
Huntington Ingalls Industries, Inc.	8,133	915,694
L-3 Communications Holdings, Inc.	13,559	1,537,319
Lockheed Martin Corp.	44,539	8,279,800
Northrop Grumman Corp.	31,808	5,045,703
Orbital ATK, Inc.	10,201	748,345
Precision Castparts Corp.	22,689	4,534,850
Raytheon Co.	50,086	4,792,228
Rockwell Collins, Inc. (a)	21,711	2,005,011
Spirit Aerosystems Holdings, Inc., Class A (b)	23,414	1,290,346
Textron, Inc. (a)	45,573	2,033,923
TransDigm Group, Inc. (b)	8,746	1,964,964
Triumph Group, Inc.	7,929	523,235
United Technologies Corp.	146,117	16,208,759

		87,268,162
Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc. (a)	24,025	1,498,920
Expeditors International of Washington, Inc. (a)	31,527	1,453,552
FedEx Corp.	46,576	7,936,551
United Parcel Service, Inc., Class B	115,152	11,159,380

		22,048,403
Airlines — 0.6%
Alaska Air Group, Inc.	21,403	1,378,995
American Airlines Group, Inc.	113,715	4,541,208
Copa Holdings SA, Class A (a)	5,301	437,810
Delta Air Lines, Inc.	133,987	5,504,186
JetBlue Airways Corp. (b)	52,097	1,081,534
Southwest Airlines Co.	109,694	3,629,774
Spirit Airlines, Inc. (b)	12,309	764,389
United Continental Holdings, Inc. (b)	62,701	3,323,780

		20,661,676
Auto Components — 0.5%
Allison Transmission Holdings, Inc.	30,088	880,375
BorgWarner, Inc. (a)	37,139	2,110,981
Delphi Automotive PLC	47,393	4,032,670
Gentex Corp. (a)	49,475	812,380
The Goodyear Tire & Rubber Co.	44,550	1,343,182
Johnson Controls, Inc.	107,483	5,323,633
Lear Corp.	12,815	1,438,612
Visteon Corp. (a)(b)	7,190	754,806

		16,696,639
Automobiles — 0.7%
Ford Motor Co.	640,878	9,619,579
General Motors Co.	263,805	8,792,620
Harley-Davidson, Inc.	34,163	1,925,085
Tesla Motors, Inc. (a)(b)	16,007	4,294,038
Thor Industries, Inc. (a)	7,311	411,463

		25,042,785
Common Stocks	Shares	Value
Banks — 2.9%
Associated Banc-Corp (a)	24,543	$497,487
Bank of Hawaii Corp. (a)	7,019	468,027
BankUnited, Inc.	16,641	597,911
BB&T Corp. (a)	119,763	4,827,647
BOK Financial Corp. (a)	4,544	316,172
CIT Group, Inc.	28,754	1,336,773
Citizens Financial Group, Inc.	51,458	1,405,318
City National Corp.	7,737	699,347
Comerica, Inc.	29,312	1,504,292
Commerce Bancshares, Inc. (a)	13,252	619,796
Cullen/Frost Bankers, Inc. (a)	8,723	685,453
East West Bancorp, Inc.	23,914	1,071,826
Fifth Third Bancorp	132,942	2,767,852
First Horizon National Corp. (a)	37,590	589,035
First Niagara Financial Group, Inc.	57,135	539,354
First Republic Bank	23,436	1,477,171
Huntington Bancshares, Inc.	133,166	1,506,108
KeyCorp	139,240	2,091,385
M&T Bank Corp. (a)	21,826	2,726,722
PacWest Bancorp (a)	17,121	800,578
The PNC Financial Services Group, Inc. (c)	85,010	8,131,207
Popular, Inc. (b)	16,655	480,663
Regions Financial Corp.	220,004	2,279,241
Signature Bank (b)	8,390	1,228,212
SunTrust Banks, Inc.	84,732	3,645,171
SVB Financial Group (b)	8,484	1,221,526
Synovus Financial Corp. (a)	21,435	660,627
TCF Financial Corp.	27,182	451,493
US Bancorp (a)	274,965	11,933,481
Wells Fargo & Co.	764,696	43,006,503
Zions Bancorporation	33,780	1,072,008

		100,638,386
Beverages — 1.8%
Brown-Forman Corp., Class A	4,401	490,359
Brown-Forman Corp., Class B	20,697	2,073,426
The Coca-Cola Co.	643,627	25,249,487
Coca-Cola Enterprises, Inc.	38,273	1,662,579
Constellation Brands, Inc., Class A	26,852	3,115,369
Dr Pepper Snapple Group, Inc.	31,471	2,294,236
Molson Coors Brewing Co., Class B	22,675	1,582,942
Monster Beverage Corp. (b)	24,557	3,291,129
PepsiCo, Inc.	242,277	22,614,135

		62,373,662
Biotechnology — 3.3%
Agios Pharmaceuticals, Inc. (b)	4,158	462,120
Alexion Pharmaceuticals, Inc. (b)	35,417	6,402,331
Alkermes PLC (b)	24,451	1,573,177
Alnylam Pharmaceuticals, Inc. (b)	12,239	1,467,089
Amgen, Inc.	124,799	19,159,143
Biogen, Inc. (b)	38,611	15,596,527
BioMarin Pharmaceutical, Inc. (b)	26,318	3,599,776
Bluebird Bio, Inc. (b)	5,495	925,193
Celgene Corp. (b)	130,186	15,067,077
Gilead Sciences, Inc.	241,219	28,241,921

Portfolio Abbreviations

S&P	Standard and Poor’s

See Notes to Financial Statements.

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	17

Schedule of Investments (continued)	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology (concluded)
Incyte Corp. (b)	25,680	$2,676,113
Intercept Pharmaceuticals, Inc. (a)(b)	2,567	619,622
Intrexon Corp. (b)	7,450	363,560
Isis Pharmaceuticals, Inc. (b)	19,860	1,142,943
Juno Therapeutics, Inc. (a)(b)	1,920	102,394
Medivation, Inc. (b)	12,976	1,481,859
Opko Health, Inc. (b)	37,783	607,551
Puma Biotechnology, Inc. (b)	4,025	469,919
Receptos, Inc. (b)	5,269	1,001,373
Regeneron Pharmaceuticals, Inc. (b)	12,876	6,568,434
Seattle Genetics, Inc. (a)(b)	16,011	774,932
United Therapeutics Corp. (a)(b)	7,639	1,328,804
Vertex Pharmaceuticals, Inc. (b)	40,010	4,940,435

		114,572,293
Building Products — 0.2%
Allegion PLC	15,966	960,195
AO Smith Corp. (a)	12,424	894,280
Armstrong World Industries, Inc. (b)	6,301	335,717
Fortune Brands Home & Security, Inc.	26,407	1,209,969
Lennox International, Inc. (a)	6,510	701,062
Masco Corp. (a)	57,380	1,530,325
Owens Corning	19,814	817,327
USG Corp. (a)(b)	14,814	411,681

		6,860,556
Capital Markets — 2.3%
Affiliated Managers Group, Inc. (b)	8,983	1,963,684
Ameriprise Financial, Inc.	29,772	3,719,416
Artisan Partners Asset Management, Inc., Class A	5,713	265,426
The Bank of New York Mellon Corp.	184,084	7,726,006
BlackRock, Inc. (c)	20,592	7,124,420
The Charles Schwab Corp.	188,049	6,139,800
E*Trade Financial Corp. (b)	47,795	1,431,460
Eaton Vance Corp. (a)	19,821	775,596
Federated Investors, Inc., Class B (a)	15,083	505,130
Franklin Resources, Inc.	63,663	3,121,397
The Goldman Sachs Group, Inc.	70,911	14,805,508
Invesco Ltd.	70,696	2,650,393
Lazard Ltd., Class A	11,481	645,691
Legg Mason, Inc.	16,394	844,783
LPL Financial Holdings, Inc. (a)	13,268	616,829
Morgan Stanley	251,619	9,760,301
Northern Trust Corp.	38,305	2,928,800
NorthStar Asset Management Group, Inc.	31,192	576,740
Raymond James Financial, Inc.	21,137	1,259,342
SEI Investments Co.	23,115	1,133,328
State Street Corp.	67,573	5,203,121
T. Rowe Price Group, Inc. (a)	42,772	3,324,668
TD Ameritrade Holding Corp. (a)	43,885	1,615,846
Waddell & Reed Financial, Inc., Class A (a)	13,562	641,618

		78,779,303
Chemicals — 2.4%
Air Products & Chemicals, Inc.	35,252	4,823,531
Airgas, Inc.	11,264	1,191,506
Albemarle Corp.	18,647	1,030,620
Ashland, Inc.	11,154	1,359,673
Axalta Coating Systems, Ltd. (b)	16,231	536,921
Cabot Corp.	10,252	382,297
Celanese Corp., Series A	25,153	1,807,998
Common Stocks	Shares	Value
Chemicals (concluded)
CF Industries Holdings, Inc.	38,630	$2,483,136
Cytec Industries, Inc.	11,489	695,429
The Dow Chemical Co.	189,232	9,683,001
E.I. du Pont de Nemours & Co.	148,585	9,502,011
Eastman Chemical Co.	24,401	1,996,490
Ecolab, Inc.	43,335	4,899,888
FMC Corp. (a)	22,133	1,163,089
Huntsman Corp.	34,460	760,532
International Flavors & Fragrances, Inc.	13,328	1,456,617
LyondellBasell Industries NV, Class A	63,201	6,542,568
Monsanto Co.	78,147	8,329,689
The Mosaic Co.	57,188	2,679,258
NewMarket Corp. (a)	1,369	607,685
Platform Specialty Products Corp. (b)	19,413	496,585
PPG Industries, Inc.	44,622	5,119,036
Praxair, Inc.	47,323	5,657,465
RPM International, Inc. (a)	22,133	1,083,853
The Scotts Miracle-Gro Co., Class A	7,258	429,746
The Sherwin-Williams Co.	13,292	3,655,566
Sigma-Aldrich Corp.	19,641	2,736,973
The Valspar Corp. (a)	13,493	1,103,997
Westlake Chemical Corp.	6,475	444,120
WR Grace & Co. (b)	12,052	1,208,816

		83,868,096
Commercial Services & Supplies — 0.5%
The ADT Corp. (a)	28,598	960,035
Cintas Corp.	15,763	1,333,392
Clean Harbors, Inc. (a)(b)	9,441	507,359
Copart, Inc. (b)	21,343	757,250
Covanta Holding Corp.	18,416	390,235
Iron Mountain, Inc.	34,984	1,084,504
KAR Auction Services, Inc.	23,727	887,390
Pitney Bowes, Inc. (a)	32,454	675,368
Republic Services, Inc. (a)	39,902	1,562,961
Rollins, Inc.	15,277	435,853
RR Donnelley & Sons Co. (a)	33,567	585,073
Stericycle, Inc. (b)	13,960	1,869,384
Tyco International PLC	69,108	2,659,276
Waste Connections, Inc.	20,661	973,546
Waste Management, Inc.	75,147	3,483,063

		18,164,689
Communications Equipment — 1.5%
Arista Networks, Inc. (a)(b)	5,425	443,440
ARRIS Group, Inc. (b)	21,887	669,742
Brocade Communications Systems, Inc.	70,111	832,919
Cisco Systems, Inc.	834,790	22,923,334
CommScope Holding Co., Inc. (b)	16,934	516,656
EchoStar Corp., Class A (b)	7,098	345,531
F5 Networks, Inc. (b)	11,859	1,427,231
Harris Corp.	20,337	1,564,119
JDS Uniphase Corp. (b)	37,678	436,311
Juniper Networks, Inc.	64,855	1,684,284
Motorola Solutions, Inc. (a)	34,624	1,985,340
Palo Alto Networks, Inc. (b)	11,912	2,081,026
QUALCOMM, Inc.	267,572	16,758,034

		51,667,967

See Notes to Financial Statements.

18	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Construction & Engineering — 0.2%
AECOM (a)(b)	25,224	$834,410
Chicago Bridge & Iron Co. NV (a)	16,430	822,157
Fluor Corp.	24,230	1,284,432
Jacobs Engineering Group, Inc. (b)	21,040	854,645
KBR, Inc.	23,213	452,189
Quanta Services, Inc. (b)	34,089	982,445

		5,230,278
Construction Materials — 0.1%
Eagle Materials, Inc.	8,084	617,052
Martin Marietta Materials, Inc. (a)	11,102	1,571,044
Vulcan Materials Co.	21,775	1,827,576

		4,015,672
Consumer Finance — 0.8%
Ally Financial, Inc. (b)	79,034	1,772,733
American Express Co.	141,843	11,024,038
Capital One Financial Corp.	89,690	7,890,029
Credit Acceptance Corp. (b)	1,368	336,774
Discover Financial Services	72,633	4,185,114
Navient Corp.	64,502	1,174,582
Santander Consumer USA Holdings, Inc.	14,295	365,523
SLM Corp. (b)	68,499	676,085
Springleaf Holdings, Inc. (b)	8,387	385,047
Synchrony Financial (b)	20,669	680,630

		28,490,555
Containers & Packaging — 0.4%
Aptargroup, Inc. (a)	10,074	642,419
Avery Dennison Corp. (a)	15,212	927,019
Ball Corp.	22,668	1,590,160
Bemis Co., Inc. (a)	16,442	740,054
Crown Holdings, Inc. (b)	23,048	1,219,470
Graphic Packaging Holding Co.	55,483	772,878
MeadWestvaco Corp.	27,740	1,309,051
Owens-Illinois, Inc. (b)	25,948	595,247
Packaging Corp. of America (a)	16,305	1,018,900
Rock-Tenn Co., Class A	23,234	1,398,687
Sealed Air Corp.	34,497	1,772,456
Silgan Holdings, Inc.	6,536	344,839
Sonoco Products Co.	16,237	695,918

		13,027,098
Distributors — 0.1%
Genuine Parts Co.	24,982	2,236,638
LKQ Corp. (b)	50,089	1,514,942

		3,751,580
Diversified Consumer Services — 0.1%
H&R Block, Inc. (a)	45,440	1,347,296
Service Corp. International	33,701	991,820
ServiceMaster Global Holdings, Inc. (b)	16,533	597,999

		2,937,115
Diversified Financial Services — 4.7%
Bank of America Corp.	1,723,797	29,339,025
Berkshire Hathaway, Inc., Class B (b)	305,274	41,550,844
CBOE Holdings, Inc.	14,045	803,655
Citigroup, Inc.	498,019	27,510,570
CME Group, Inc.	52,619	4,896,724
Equity Commonwealth (b)	20,875	535,861
Interactive Brokers Group, Inc., Class A	9,264	385,012
Common Stocks	Shares	Value
Diversified Financial Services (concluded)
IntercontinentalExchange Group, Inc.	18,271	$4,085,578
JPMorgan Chase & Co.	609,132	41,274,784
Leucadia National Corp.	54,303	1,318,477
McGraw-Hill Financial, Inc.	44,925	4,512,716
Moody’s Corp. (a)	29,137	3,145,631
MSCI, Inc.	18,642	1,147,415
The NASDAQ OMX Group, Inc.	19,336	943,790

		161,450,082
Diversified Telecommunication Services — 2.0%
AT&T, Inc.	852,371	30,276,218
CenturyLink, Inc.	92,533	2,718,619
Frontier Communications Corp. (a)	168,732	835,223
Level 3 Communications, Inc. (b)	47,474	2,500,456
Verizon Communications, Inc.	669,436	31,202,412
Zayo Group Holdings, Inc. (b)	23,100	594,132

		68,127,060
Electric Utilities — 1.5%
American Electric Power Co., Inc.	80,419	4,259,794
Duke Energy Corp.	113,508	8,015,935
Edison International	53,479	2,972,363
Entergy Corp. (a)	29,467	2,077,423
Eversource Energy (a)	52,139	2,367,632
Exelon Corp. (a)	141,364	4,441,657
FirstEnergy Corp.	69,271	2,254,771
Great Plains Energy, Inc.	24,828	599,844
Hawaiian Electric Industries, Inc.	17,286	513,913
ITC Holdings Corp.	26,060	838,611
NextEra Energy, Inc.	72,898	7,146,191
OGE Energy Corp.	33,328	952,181
Pepco Holdings, Inc.	42,035	1,132,423
Pinnacle West Capital Corp.	18,440	1,049,052
PPL Corp.	109,662	3,231,739
The Southern Co. (a)	149,081	6,246,494
Westar Energy, Inc.	22,300	763,106
Xcel Energy, Inc.	83,204	2,677,505

		51,540,634
Electrical Equipment — 0.6%
Acuity Brands, Inc.	7,169	1,290,277
AMETEK, Inc.	39,643	2,171,643
Eaton Corp. PLC	76,669	5,174,391
Emerson Electric Co. (a)	109,695	6,080,394
Hubbell, Inc., Class B	9,627	1,042,412
Regal-Beloit Corp. (a)	7,211	523,446
Rockwell Automation, Inc.	22,089	2,753,173
SolarCity Corp. (a)(b)	9,518	509,689

		19,545,425
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	50,706	2,939,427
Arrow Electronics, Inc. (b)	16,006	893,135
Avnet, Inc.	22,690	932,786
CDW Corp.	22,217	761,599
Cognex Corp.	14,021	674,410
Corning, Inc.	206,577	4,075,764
Dolby Laboratories, Inc., Class A	8,014	317,996
FLIR Systems, Inc.	22,549	694,960
Ingram Micro, Inc., Class A (b)	25,146	629,404
IPG Photonics Corp. (a)(b)	5,560	473,573

See Notes to Financial Statements.

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	19

Schedule of Investments (continued)	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components (concluded)
Jabil Circuit, Inc.	31,180	$663,822
Keysight Technologies, Inc. (b)	28,284	882,178
National Instruments Corp.	18,092	532,990
Trimble Navigation Ltd. (b)	43,246	1,014,551

		15,486,595
Energy Equipment & Services — 1.3%
Baker Hughes, Inc.	71,347	4,402,110
Cameron International Corp. (b)	31,462	1,647,665
Diamond Offshore Drilling, Inc. (a)	10,333	266,695
Dresser-Rand Group, Inc. (b)	12,798	1,090,134
Dril-Quip, Inc. (b)	6,268	471,667
Ensco PLC, Class A	39,260	874,320
FMC Technologies, Inc. (b)	37,993	1,576,330
Frank’s International NV	5,536	104,298
Halliburton Co.	139,662	6,015,242
Helmerich & Payne, Inc. (a)	16,011	1,127,495
Nabors Industries Ltd.	55,597	802,265
National Oilwell Varco, Inc.	63,664	3,073,698
Noble Corp. PLC	38,936	599,225
Oceaneering International, Inc. (a)	16,631	774,838
Patterson-UTI Energy, Inc.	23,625	444,504
Rowan Cos. PLC, Class A	20,077	423,826
RPC, Inc. (a)	9,362	129,476
Schlumberger Ltd.	208,411	17,962,944
Seadrill Ltd. (a)	60,128	621,724
Superior Energy Services, Inc.	24,210	509,378
Weatherford International PLC (b)	127,475	1,564,118

		44,481,952
Food & Staples Retailing — 2.1%
Costco Wholesale Corp.	72,217	9,753,628
CVS Health Corp.	185,203	19,424,091
The Kroger Co. (a)	80,461	5,834,227
Rite Aid Corp. (b)	163,218	1,362,870
Sprouts Farmers Market, Inc. (a)(b)	24,673	665,678
Sysco Corp.	97,460	3,518,306
Wal-Mart Stores, Inc.	259,270	18,390,021
Walgreens Boots Alliance, Inc.	141,113	11,915,582
Whole Foods Market, Inc.	58,808	2,319,387

		73,183,790
Food Products — 1.7%
Archer-Daniels-Midland Co.	101,827	4,910,098
Bunge Ltd.	23,572	2,069,622
Campbell Soup Co. (a)	28,749	1,369,890
ConAgra Foods, Inc.	70,096	3,064,597
Flowers Foods, Inc. (a)	28,005	592,306
General Mills, Inc.	97,842	5,451,756
The Hain Celestial Group, Inc. (a)(b)	17,036	1,121,991
The Hershey Co.	23,913	2,124,192
Hormel Foods Corp. (a)	22,184	1,250,512
Ingredion, Inc. (a)	11,894	949,260
The J.M. Smucker Co.	19,642	2,129,389
Kellogg Co.	40,991	2,570,136
Keurig Green Mountain, Inc.	21,247	1,628,158
Kraft Foods Group, Inc.	97,161	8,272,287
McCormick & Co., Inc. (a)	20,994	1,699,464
Mead Johnson Nutrition Co.	33,247	2,999,544
Mondelez International, Inc., Class A	266,992	10,984,051
Pilgrim’s Pride Corp. (a)	10,279	236,109
Common Stocks	Shares	Value
Food Products (concluded)
Pinnacle Foods, Inc.	19,519	$888,895
Tyson Foods, Inc., Class A (a)	48,380	2,062,439
WhiteWave Foods Co. (b)	28,883	1,411,801

		57,786,497
Gas Utilities — 0.1%
AGL Resources, Inc.	20,064	934,180
Atmos Energy Corp.	16,937	868,529
National Fuel Gas Co. (a)	14,171	834,530
Questar Corp.	28,275	591,230
UGI Corp.	28,759	990,748

		4,219,217
Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	244,363	11,993,336
Alere, Inc. (b)	13,699	722,622
Align Technology, Inc. (a)(b)	13,555	850,034
Baxter International, Inc.	89,333	6,247,057
Becton Dickinson & Co.	34,369	4,868,369
Boston Scientific Corp. (b)	220,057	3,895,009
C.R. Bard, Inc. (a)	12,187	2,080,321
The Cooper Cos., Inc.	7,968	1,418,065
DENTSPLY International, Inc. (a)	23,170	1,194,413
DexCom, Inc. (b)	13,201	1,055,816
Edwards Lifesciences Corp. (b)	17,655	2,514,602
Hill-Rom Holdings, Inc.	9,097	494,240
Hologic, Inc. (b)	40,485	1,540,859
IDEXX Laboratories, Inc. (a)(b)	15,612	1,001,354
Intuitive Surgical, Inc. (b)	6,050	2,931,225
Medtronic PLC	233,909	17,332,657
ResMed, Inc. (a)	23,305	1,313,703
Sirona Dental Systems, Inc. (b)	9,286	932,500
St. Jude Medical, Inc.	46,152	3,372,327
Stryker Corp.	55,441	5,298,496
Teleflex, Inc. (a)	6,940	940,023
Varian Medical Systems, Inc. (b)	16,471	1,388,999
Zimmer Biomet Holdings, Inc.	27,970	3,055,163

		76,441,190
Health Care Providers & Services — 2.9%
Acadia Healthcare Co., Inc. (b)	8,317	651,471
Aetna, Inc.	57,318	7,305,752
AmerisourceBergen Corp.	36,059	3,834,514
Anthem, Inc.	43,235	7,096,593
Brookdale Senior Living, Inc. (b)	30,612	1,062,236
Cardinal Health, Inc.	54,303	4,542,446
Catamaran Corp. (b)	34,143	2,085,454
Centene Corp. (a)(b)	19,518	1,569,247
Cigna Corp.	42,244	6,843,528
Community Health Systems, Inc. (b)	19,542	1,230,560
DaVita HealthCare Partners, Inc. (b)	28,958	2,301,292
Envision Healthcare Holdings, Inc. (b)	30,747	1,213,892
Express Scripts Holding Co. (b)	119,705	10,646,563
HCA Holdings, Inc. (b)	52,624	4,774,049
Health Net, Inc. (b)	12,964	831,252
Henry Schein, Inc. (a)(b)	13,726	1,950,739
Humana, Inc. (a)	24,585	4,702,619
Laboratory Corp. of America Holdings (b)	16,480	1,997,706
LifePoint Hospitals, Inc. (b)	7,130	619,954
McKesson Corp.	38,007	8,544,354
MEDNAX, Inc. (b)	15,519	1,150,113

See Notes to Financial Statements.

20	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
Patterson Cos., Inc.	13,856	$674,094
Premier, Inc., Class A (b)	6,053	232,798
Quest Diagnostics, Inc. (a)	23,597	1,711,254
Tenet Healthcare Corp. (b)	16,575	959,361
UnitedHealth Group, Inc.	156,244	19,061,768
Universal Health Services, Inc., Class B	15,072	2,141,731
VCA, Inc. (b)	13,862	754,162

		100,489,502
Health Care Technology — 0.2%
Athenahealth, Inc. (a)(b)	6,508	745,687
Cerner Corp. (b)	49,186	3,396,785
IMS Health Holdings, Inc. (a)(b)	21,509	659,251
Inovalon Holdings, Inc. (b)	4,068	113,497
Veeva Systems, Inc., Class A (a)(b)	11,428	320,327

		5,235,547
Hotels, Restaurants & Leisure — 1.9%
ARAMARK	32,214	997,668
Brinker International, Inc. (a)	9,838	567,161
Carnival Corp.	69,720	3,443,471
Chipotle Mexican Grill, Inc. (b)	5,097	3,083,634
Choice Hotels International, Inc. (a)	5,703	309,388
Darden Restaurants, Inc.	20,723	1,472,991
Domino’s Pizza, Inc. (a)	9,188	1,041,919
Dunkin’ Brands Group, Inc. (a)	16,119	886,545
Extended Stay America, Inc.	9,609	180,361
Hilton Worldwide Holdings, Inc. (b)	85,255	2,348,775
Hyatt Hotels Corp., Class A (a)(b)	5,480	310,661
International Game Technology PLC (b)	15,150	269,064
Las Vegas Sands Corp. (a)	60,008	3,154,620
Marriott International, Inc., Class A	34,392	2,558,421
McDonald’s Corp.	157,330	14,957,363
MGM Resorts International (b)	73,573	1,342,707
Norwegian Cruise Line Holdings Ltd. (b)	21,762	1,219,542
Panera Bread Co., Class A (a)(b)	4,075	712,188
Royal Caribbean Cruises Ltd. (a)	28,230	2,221,419
Six Flags Entertainment Corp.	11,576	519,184
Starbucks Corp.	246,290	13,204,838
Starwood Hotels & Resorts Worldwide, Inc.	28,049	2,274,493
The Wendy’s Co.	43,700	492,936
Wyndham Worldwide Corp.	19,738	1,616,740
Wynn Resorts Ltd. (a)	13,428	1,324,941
Yum! Brands, Inc.	70,974	6,393,338

		66,904,368
Household Durables — 0.6%
D.R. Horton, Inc.	54,079	1,479,602
Garmin Ltd.	19,831	871,176
GoPro, Inc., Class A (a)(b)	15,008	791,222
Harman International Industries, Inc.	11,729	1,395,047
Jarden Corp. (a)(b)	31,639	1,637,318
Leggett & Platt, Inc.	22,877	1,113,652
Lennar Corp., Class A (a)	28,660	1,462,806
Lennar Corp., Class B	1,562	67,353
Mohawk Industries, Inc. (b)	10,133	1,934,390
Newell Rubbermaid, Inc. (a)	44,104	1,813,116
NVR, Inc. (a)(b)	681	912,540
PulteGroup, Inc.	60,385	1,216,758
Tempur Sealy International, Inc. (b)	9,820	647,138
Toll Brothers, Inc. (b)	29,176	1,114,231
Common Stocks	Shares	Value
Household Durables (concluded)
Tupperware Brands Corp. (a)	8,015	$517,288
Whirlpool Corp.	12,909	2,233,903

		19,207,540
Household Products — 1.6%
Church & Dwight Co., Inc.	21,484	1,742,997
The Clorox Co.	21,532	2,239,758
Colgate-Palmolive Co.	148,475	9,711,750
Kimberly-Clark Corp.	59,763	6,333,085
The Procter & Gamble Co. (a)	445,307	34,840,820
Spectrum Brands Holdings, Inc.	4,067	414,793

		55,283,203
Independent Power and Renewable Electricity Producers — 0.1%
The AES Corp.	112,422	1,490,716
Calpine Corp. (b)	61,801	1,111,800
NRG Energy, Inc.	55,114	1,261,008
TerraForm Power, Inc., Class A (b)	8,229	312,537

		4,176,061
Industrial Conglomerates — 2.1%
3M Co.	104,120	16,065,716
The BWX Technologies, Inc.	17,216	564,685
Carlisle Cos., Inc.	10,819	1,083,199
Danaher Corp.	101,619	8,697,570
General Electric Co.	1,653,846	43,942,688
Roper Industries, Inc. (a)	16,500	2,845,590

		73,199,448
Insurance — 3.0%
ACE Ltd.	53,607	5,450,760
Aflac, Inc.	71,217	4,429,698
Alleghany Corp. (b)	2,649	1,241,745
Allied World Assurance Co. Holdings AG	15,359	663,816
The Allstate Corp.	67,135	4,355,048
American Financial Group, Inc.	11,632	756,545
American International Group, Inc.	218,862	13,530,049
American National Insurance Co.	1,163	118,998
AmTrust Financial Services, Inc.	6,175	404,524
Aon PLC	46,262	4,611,396
Arch Capital Group Ltd. (b)	20,480	1,371,341
Arthur J Gallagher & Co. (a)	27,755	1,312,812
Aspen Insurance Holdings Ltd.	9,916	474,976
Assurant, Inc.	11,443	766,681
Assured Guaranty Ltd.	24,283	582,549
Axis Capital Holdings Ltd.	16,900	901,953
Brown & Brown, Inc.	18,644	612,642
The Chubb Corp.	37,712	3,587,920
Cincinnati Financial Corp. (a)	27,138	1,361,785
CNA Financial Corp.	4,330	165,449
Endurance Specialty Holdings Ltd.	7,267	477,442
Erie Indemnity Co., Class A (a)	3,890	319,252
Everest Re Group Ltd.	7,341	1,336,136
FNF Group	46,081	1,704,536
Genworth Financial, Inc., Class A (b)	80,037	605,880
The Hanover Insurance Group, Inc.	7,116	526,798
Hartford Financial Services Group, Inc.	68,927	2,865,295
HCC Insurance Holdings, Inc.	15,857	1,218,452
Lincoln National Corp.	41,531	2,459,466
Loews Corp.	51,100	1,967,861
Markel Corp. (b)	2,290	1,833,557

See Notes to Financial Statements.

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	21

Schedule of Investments (continued)	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
Marsh & McLennan Cos., Inc.	88,123	$4,996,574
Mercury General Corp. (a)	1,182	65,778
MetLife, Inc.	153,761	8,609,078
Old Republic International Corp.	42,025	656,851
PartnerRe Ltd.	7,972	1,024,402
Principal Financial Group, Inc.	48,321	2,478,384
ProAssurance Corp.	8,853	409,097
The Progressive Corp.	96,304	2,680,140
Prudential Financial, Inc.	74,355	6,507,550
Reinsurance Group of America, Inc.	11,014	1,044,898
RenaissanceRe Holdings Ltd.	7,751	786,804
StanCorp Financial Group, Inc.	6,792	513,543
Torchmark Corp.	20,887	1,216,041
The Travelers Cos., Inc.	52,311	5,056,381
Unum Group	41,105	1,469,504
Validus Holdings Ltd.	13,611	598,748
Voya Financial, Inc.	37,582	1,746,436
W.R. Berkley Corp.	16,313	847,134
White Mountains Insurance Group Ltd.	965	632,017
XL Group PLC	50,331	1,872,313

		105,227,035
Internet & Catalog Retail — 1.5%
Amazon.com, Inc. (b)	62,566	27,159,275
Expedia, Inc.	16,188	1,770,158
Groupon, Inc. (a)(b)	79,693	400,856
HomeAway, Inc. (b)	15,276	475,389
Liberty Interactive Corp., Series A (b)	77,570	2,152,568
Liberty Ventures, Series A (b)	23,667	929,403
Netflix, Inc. (b)	9,951	6,537,210
The Priceline Group, Inc. (b)	8,509	9,797,007
TripAdvisor, Inc. (b)	18,444	1,607,210

		50,829,076
Internet Software & Services — 3.3%
Akamai Technologies, Inc. (b)	29,309	2,046,354
eBay, Inc. (b)	199,399	12,011,796
Equinix, Inc.	9,344	2,373,376
Facebook, Inc., Class A (b)	355,200	30,463,728
GoDaddy, Inc., Class A (b)	3,798	107,066
Google, Inc., Class A (b)	47,316	25,552,533
Google, Inc., Class C (b)	48,283	25,131,784
IAC/InterActiveCorp	12,262	976,791
LendingClub Corp. (a)(b)	10,645	157,014
LinkedIn Corp., Class A (b)	17,961	3,711,281
Pandora Media, Inc. (a)(b)	34,023	528,717
Rackspace Hosting, Inc. (b)	20,750	771,693
Twitter, Inc. (b)	92,770	3,360,129
VeriSign, Inc. (a)(b)	17,205	1,061,893
Yahoo!, Inc. (b)	154,035	6,052,035
Yelp, Inc. (a)(b)	10,451	449,707
Zillow Group, Inc., Class A (a)(b)	7,079	614,032

		115,369,929
IT Services — 3.3%
Accenture PLC, Class A	103,102	9,978,212
Alliance Data Systems Corp. (b)	10,185	2,973,409
Amdocs Ltd.	25,506	1,392,373
Automatic Data Processing, Inc.	77,067	6,183,085
Black Knight Financial Services, Inc., Class A (b)	3,331	102,828
Booz Allen Hamilton Holding Corp.	16,366	413,078
Common Stocks	Shares	Value
IT Services (concluded)
Broadridge Financial Solutions, Inc.	19,983	$999,350
Cognizant Technology Solutions Corp., Class A (b)	100,210	6,121,829
Computer Sciences Corp.	22,857	1,500,333
CoreLogic, Inc. (b)	14,517	576,180
DST Systems, Inc.	6,184	779,060
Fidelity National Information Services, Inc.	46,528	2,875,430
Fiserv, Inc. (b)	38,867	3,219,354
FleetCor Technologies, Inc. (b)	15,069	2,351,668
Gartner, Inc. (b)	13,762	1,180,504
Genpact Ltd. (b)	25,599	546,027
Global Payments, Inc.	11,029	1,140,950
International Business Machines Corp.	149,045	24,243,660
Jack Henry & Associates, Inc.	13,691	885,808
Leidos Holdings, Inc.	10,737	433,453
Mastercard, Inc., Class A	164,082	15,338,385
Paychex, Inc.	53,255	2,496,594
Sabre Corp.	18,287	435,231
Teradata Corp. (a)(b)	23,791	880,267
Total System Services, Inc.	27,410	1,144,916
Vantiv, Inc., Class A (b)	23,979	915,758
VeriFone Systems, Inc. (b)	18,290	621,128
Visa, Inc., Class A (a)	321,290	21,574,623
The Western Union Co. (a)	84,785	1,723,679
WEX, Inc. (b)	6,522	743,312
Xerox Corp.	181,200	1,927,968

		115,698,452
Leisure Products — 0.2%
Brunswick Corp.	15,593	793,060
Hasbro, Inc. (a)	18,377	1,374,416
Mattel, Inc. (a)	55,749	1,432,192
Polaris Industries, Inc. (a)	10,930	1,618,842
Vista Outdoor, Inc. (b)	10,279	461,527

		5,680,037
Life Sciences Tools & Services — 0.7%
Agilent Technologies, Inc.	54,659	2,108,744
Bio-Rad Laboratories, Inc., Class A (b)	3,325	500,778
Bio-Techne Corp. (a)	5,979	588,752
Bruker Corp. (b)	17,866	364,645
Charles River Laboratories International, Inc. (a)(b)	7,621	536,061
Illumina, Inc. (b)	23,653	5,164,869
Mettler-Toledo International, Inc. (b)	4,604	1,572,082
PerkinElmer, Inc. (a)	18,862	992,896
QIAGEN NV (a)(b)	38,736	960,266
Quintiles Transnational Holdings, Inc. (b)	13,222	960,049
Thermo Fisher Scientific, Inc.	65,337	8,478,129
VWR Corp. (a)(b)	4,791	128,064
Waters Corp. (b)	13,576	1,742,887

		24,098,222
Machinery — 1.7%
AGCO Corp. (a)	12,206	693,057
Caterpillar, Inc.	99,082	8,404,135
Colfax Corp. (a)(b)	16,915	780,627
Crane Co.	7,741	454,629
Cummins, Inc. (a)	29,761	3,904,346
Deere & Co. (a)	54,802	5,318,534
Donaldson Co., Inc. (a)	22,947	821,503
Dover Corp. (a)	26,325	1,847,488
Flowserve Corp.	22,306	1,174,634

See Notes to Financial Statements.

22	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery (concluded)
Graco, Inc.	9,443	$670,736
IDEX Corp.	12,984	1,020,283
Illinois Tool Works, Inc.	49,114	4,508,174
Ingersoll-Rand PLC	43,451	2,929,466
ITT Corp.	14,354	600,571
Joy Global, Inc. (a)	15,669	567,218
Kennametal, Inc. (a)	12,757	435,269
Lincoln Electric Holdings, Inc.	12,726	774,886
The Manitowoc Co., Inc. (a)	21,908	429,397
The Middleby Corp. (b)	9,534	1,070,001
Nordson Corp.	10,228	796,659
Oshkosh Corp. (a)	12,586	533,395
PACCAR, Inc.	58,236	3,716,039
Pall Corp.	17,535	2,182,231
Parker Hannifin Corp.	22,763	2,648,020
Pentair PLC	29,486	2,027,162
Snap-on, Inc.	9,566	1,523,385
SPX Corp.	6,602	477,919
Stanley Black & Decker, Inc.	25,233	2,655,521
Terex Corp. (a)	16,913	393,227
The Timken Co. (a)	12,502	457,198
The Toro Co.	8,958	607,173
Trinity Industries, Inc. (a)	24,933	658,979
Valmont Industries, Inc. (a)	3,791	450,636
WABCO Holdings, Inc. (b)	9,066	1,121,646
Wabtec Corp.	15,918	1,500,112
Xylem, Inc.	30,136	1,117,142

		59,271,398
Marine — 0.0%
Kirby Corp. (b)	8,978	688,253
Media — 3.7%
AMC Networks, Inc., Class A (b)	10,059	823,329
Cablevision Systems Corp., New York Group, Class A (a)	33,981	813,505
CBS Corp., Class B	80,780	4,483,290
Charter Communications, Inc., Class A (b)	12,304	2,107,060
Cinemark Holdings, Inc.	19,502	783,395
Clear Channel Outdoor Holdings, Inc., Class A	5,809	58,845
Comcast Corp., Class A	348,451	20,955,843
Comcast Corp., Special Class A	62,567	3,750,266
DIRECTV (b)	77,590	7,199,576
Discovery Communications, Inc., Class A (a)(b)	26,091	867,787
Discovery Communications, Inc., Class C (b)	45,008	1,398,849
DISH Network Corp., Class A (b)	35,721	2,418,669
Gannett Co., Inc. (b)	20,639	288,733
Graham Holdings Co., Class B	561	603,103
The Interpublic Group of Cos., Inc.	68,230	1,314,792
John Wiley & Sons, Inc., Class A	7,451	405,111
Liberty Broadband Corp., Class A (a)(b)	4,205	214,329
Liberty Broadband Corp., Class C (b)	10,678	546,286
Liberty Media Corp., Class A (b)	16,823	606,301
Liberty Media Corp., Class C (b)	33,226	1,192,813
Lions Gate Entertainment Corp. (a)	15,272	565,828
Live Nation Entertainment, Inc. (b)	23,433	644,173
The Madison Square Garden Co., Class A (b)	10,313	861,032
Morningstar, Inc. (a)	3,070	244,219
News Corp., Class A (b)	64,030	934,198
News Corp., Class B (b)	19,455	277,039
Omnicom Group, Inc.	40,101	2,786,618
Regal Entertainment Group, Class A (a)	13,319	278,500
Common Stocks	Shares	Value
Media (concluded)
Scripps Networks Interactive, Inc., Class A (a)	15,232	$995,716
Sirius XM Holdings, Inc. (b)	378,940	1,413,446
Starz, Class A (a)(b)	13,879	620,669
TEGNA, Inc.	36,567	1,172,704
Thomson Reuters Corp. (a)	54,108	2,059,892
Time Warner Cable, Inc.	46,400	8,267,088
Time Warner, Inc. (a)	135,349	11,830,856
Tribune Co., Class A	12,975	692,735
Twenty-First Century Fox, Inc., Class A	206,641	6,725,131
Twenty-First Century Fox, Inc., Class B	79,378	2,557,559
Viacom, Inc., Class A	1,662	107,814
Viacom, Inc., Class B	56,890	3,677,370
The Walt Disney Co.	278,504	31,788,447

		129,332,916
Metals & Mining — 0.4%
Alcoa, Inc. (a)	200,640	2,237,136
Allegheny Technologies, Inc. (a)	17,575	530,765
Compass Minerals International, Inc.	5,418	445,035
Freeport-McMoRan Copper & Gold, Inc. (a)	170,712	3,178,657
Newmont Mining Corp.	82,045	1,916,571
Nucor Corp.	52,383	2,308,519
Reliance Steel & Aluminum Co.	12,503	756,181
Royal Gold, Inc. (a)	10,429	642,322
Southern Copper Corp. (a)	18,367	540,174
Steel Dynamics, Inc.	40,502	838,999
Tahoe Resources, Inc.	25,688	311,595
United States Steel Corp. (a)	23,442	483,374

		14,189,328
Multi-Utilities — 1.0%
Alliant Energy Corp. (a)	18,787	1,084,386
Ameren Corp.	39,975	1,506,258
CenterPoint Energy, Inc.	71,101	1,353,052
CMS Energy Corp.	45,645	1,453,337
Consolidated Edison, Inc. (a)	48,073	2,782,465
Dominion Resources, Inc. (a)	97,412	6,513,940
DTE Energy Co.	29,435	2,197,028
MDU Resources Group, Inc.	31,350	612,266
NiSource, Inc.	52,094	2,374,965
PG&E Corp.	78,783	3,868,245
Public Service Enterprise Group, Inc.	83,032	3,261,497
SCANA Corp. (a)	23,689	1,199,848
Sempra Energy	40,638	4,020,724
TECO Energy, Inc.	37,835	668,166
Vectren Corp.	13,297	511,669
WEC Energy Group, Inc. (a)	51,818	2,330,260

		35,738,106
Multiline Retail — 0.7%
Dillard’s, Inc., Class A (a)	3,820	401,826
Dollar General Corp.	49,850	3,875,339
Dollar Tree, Inc. (b)	33,844	2,673,338
Family Dollar Stores, Inc.	16,021	1,262,615
JC Penney Co., Inc. (a)(b)	49,099	415,868
Kohl’s Corp. (a)	33,288	2,084,162
Macy’s, Inc.	56,070	3,783,043
Nordstrom, Inc. (a)	23,046	1,716,927
Sears Holdings Corp. (a)(b)	2,132	56,924
Target Corp. (a)	104,801	8,554,906

		24,824,948

See Notes to Financial Statements.

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	23

Schedule of Investments (continued)	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Office Electronics — 0.0%
Zebra Technologies Corp., Class A (a)(b)	8,635	$958,917
Oil, Gas & Consumable Fuels — 6.2%
Anadarko Petroleum Corp.	83,372	6,508,018
Antero Resources Corp. (b)	11,218	385,226
Apache Corp. (a)	61,896	3,567,067
Cabot Oil & Gas Corp.	67,889	2,141,219
California Resources Corp.	50,597	305,606
Cheniere Energy, Inc. (b)	38,831	2,689,435
Chesapeake Energy Corp. (a)	97,544	1,089,566
Chevron Corp.	308,659	29,776,334
Cimarex Energy Co.	15,530	1,713,114
Cobalt International Energy, Inc. (b)	59,004	572,929
Concho Resources, Inc. (b)	19,699	2,242,928
ConocoPhillips	202,374	12,427,787
CONSOL Energy, Inc. (a)	38,389	834,577
Continental Resources, Inc. (a)(b)	13,792	584,643
CVR Energy, Inc.	2,514	94,627
Denbury Resources, Inc. (a)	57,436	365,293
Devon Energy Corp.	67,478	4,014,266
Diamondback Energy, Inc. (b)	10,607	799,556
Energen Corp.	12,276	838,451
EOG Resources, Inc.	90,102	7,888,430
EP Energy Corp., Class A (a)(b)	5,474	69,684
EQT Corp.	25,006	2,033,988
Exxon Mobil Corp. (a)	686,280	57,098,496
Golar LNG Ltd.	14,469	677,149
Gulfport Energy Corp. (b)	15,554	626,049
Hess Corp.	41,384	2,767,762
HollyFrontier Corp. (a)	32,170	1,373,337
Kinder Morgan, Inc.	293,083	11,251,456
Kosmos Energy Ltd. (b)	25,369	213,861
Laredo Petroleum, Inc. (a)(b)	19,817	249,298
Marathon Oil Corp. (a)	110,786	2,940,260
Marathon Petroleum Corp.	89,173	4,664,640
Memorial Resource Development Corp. (a)(b)	13,287	252,054
Murphy Oil Corp. (a)	29,470	1,225,068
Murphy USA, Inc. (b)	7,284	406,593
Newfield Exploration Co. (b)	27,160	981,019
Noble Energy, Inc.	63,702	2,718,801
Occidental Petroleum Corp.	126,078	9,805,086
ONEOK, Inc.	34,472	1,360,955
PBF Energy, Inc. (a)	13,845	393,475
Phillips 66	88,903	7,162,026
Pioneer Natural Resources Co.	24,506	3,398,737
QEP Resources, Inc.	28,428	526,202
Range Resources Corp. (a)	27,915	1,378,443
SM Energy Co.	10,856	500,679
Southwestern Energy Co. (a)(b)	63,386	1,440,764
Spectra Energy Corp.	110,191	3,592,227
Targa Resources Corp.	9,400	838,668
Teekay Corp.	7,507	321,450
Tesoro Corp.	20,659	1,743,826
Valero Energy Corp.	83,485	5,226,161
Whiting Petroleum Corp. (b)	33,837	1,136,923
The Williams Cos., Inc.	122,934	7,055,182
World Fuel Services Corp. (a)	11,616	556,987
WPX Energy, Inc. (b)	32,946	404,577

		215,230,955
Common Stocks	Shares	Value
Paper & Forest Products — 0.1%
Domtar Corp. (a)	10,251	$424,391
International Paper Co.	69,088	3,287,898

		3,712,289
Personal Products — 0.2%
Avon Products, Inc. (a)	70,011	438,269
Coty, Inc., Class A (b)	13,386	427,950
Edgewell Personal Care Co.	10,268	1,350,755
The Estee Lauder Cos., Inc., Class A	34,431	2,983,790
Herbalife Ltd. (a)(b)	11,786	649,291
Nu Skin Enterprises, Inc., Class A	9,435	444,672

		6,294,727
Pharmaceuticals — 5.7%
AbbVie, Inc.	287,245	19,299,992
Akorn, Inc. (b)	12,614	550,727
Allergan PLC (b)	64,416	19,547,679
Bristol-Myers Squibb Co.	273,615	18,206,342
Eli Lilly & Co.	160,607	13,409,078
Endo International PLC (b)	29,340	2,336,931
Hospira, Inc. (b)	28,360	2,515,816
Jazz Pharmaceuticals PLC (b)	10,029	1,765,806
Johnson & Johnson	455,163	44,360,186
Mallinckrodt PLC (b)	19,201	2,260,342
Merck & Co., Inc.	463,728	26,400,035
Mylan NV (b)	68,981	4,681,051
Omnicare, Inc. (a)	15,964	1,504,607
Perrigo Co. PLC	24,009	4,437,584
Pfizer, Inc.	1,010,710	33,889,106
Zoetis, Inc.	82,064	3,957,126

		199,122,408
Producer Durables: Miscellaneous — 0.0%
The Ultimate Software Group, Inc. (b)	4,810	790,475
Professional Services — 0.4%
CoStar Group, Inc. (b)	5,398	1,086,401
The Dun & Bradstreet Corp.	6,076	741,272
Equifax, Inc.	19,534	1,896,556
IHS, Inc., Class A (b)	11,338	1,458,407
Manpowergroup, Inc.	12,971	1,159,348
Nielsen NV (a)	60,413	2,704,690
Robert Half International, Inc.	22,356	1,240,758
Towers Watson & Co., Class A (a)	11,404	1,434,623
Verisk Analytics, Inc., Class A (b)	27,752	2,019,236

		13,741,291
Real Estate Investment Trusts (REITs) — 3.2%
Alexandria Real Estate Equities, Inc.	11,970	1,046,896
American Campus Communities, Inc.	18,071	681,096
American Capital Agency Corp.	58,770	1,079,605
American Homes 4 Rent, Class A	26,661	427,642
American Realty Capital Properties, Inc.	149,899	1,218,679
American Tower Corp.	69,446	6,478,617
Annaly Capital Management, Inc.	156,512	1,438,345
Apartment Investment & Management Co., Class A	26,150	965,720
Apple Hospitality REIT, Inc.	29,950	565,157
AvalonBay Communities, Inc.	21,698	3,468,859
BioMed Realty Trust, Inc.	32,757	633,520
Boston Properties, Inc.	25,180	3,047,787
Brandywine Realty Trust	28,944	384,376

See Notes to Financial Statements.

24	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Brixmor Property Group, Inc.	27,844	$644,032
Camden Property Trust	14,445	1,072,975
CBL & Associates Properties, Inc. (a)	26,871	435,310
Chimera Investment Corp.	33,082	453,554
Columbia Property Trust, Inc.	20,127	494,118
Communications Sales & Leasing, Inc. (a)	19,413	479,889
Corporate Office Properties Trust	15,213	358,114
Corrections Corp. of America	18,831	622,930
Crown Castle International Corp.	54,783	4,399,075
DDR Corp.	48,892	755,870
Digital Realty Trust, Inc.	22,349	1,490,231
Douglas Emmett, Inc.	23,474	632,390
Duke Realty Corp.	57,386	1,065,658
Empire State Realty Trust, Inc., Class A	17,928	305,852
Equity Lifestyle Properties, Inc.	13,592	714,667
Equity Residential	59,745	4,192,307
Essex Property Trust, Inc.	10,727	2,279,488
Extra Space Storage, Inc.	19,281	1,257,507
Federal Realty Investment Trust	11,321	1,450,107
Gaming and Leisure Properties, Inc.	14,196	520,425
General Growth Properties, Inc.	94,713	2,430,336
HCP, Inc.	75,779	2,763,660
Health Care REIT, Inc.	57,552	3,777,138
Healthcare Trust of America, Inc., Class A	20,147	482,521
Home Properties, Inc.	9,320	680,826
Hospitality Properties Trust	21,016	605,681
Host Hotels & Resorts, Inc.	124,364	2,466,138
Kilroy Realty Corp.	14,678	985,628
Kimco Realty Corp.	67,936	1,531,277
Lamar Advertising Co., Class A	13,632	783,567
Liberty Property Trust	25,058	807,369
The Macerich Co.	25,977	1,937,884
MFA Financial, Inc.	59,602	440,459
Mid-America Apartment Communities, Inc.	12,600	917,406
National Retail Properties, Inc.	22,546	789,335
NorthStar Realty Finance Corp.	57,958	921,532
Omega Healthcare Investors, Inc.	30,409	1,043,941
Outfront Media, Inc.	22,110	558,056
Paramount Group, Inc.	28,738	493,144
Piedmont Office Realty Trust, Inc., Class A (a)	24,844	437,006
Plum Creek Timber Co., Inc.	29,113	1,181,114
Post Properties, Inc.	8,785	477,640
Prologis, Inc.	86,017	3,191,231
Public Storage	23,774	4,383,212
Rayonier, Inc.	20,415	521,603
Realty Income Corp. (a)	38,204	1,695,876
Regency Centers Corp.	15,762	929,643
Retail Properties of America, Inc., Class A	38,167	531,666
Senior Housing Properties Trust	37,816	663,671
Simon Property Group, Inc.	51,092	8,839,938
SL Green Realty Corp. (a)	16,346	1,796,262
Spirit Realty Capital, Inc.	71,035	686,908
Starwood Property Trust, Inc.	39,921	861,096
Tanger Factory Outlet Centers	15,422	488,877
Taubman Centers, Inc.	7,970	553,915
Two Harbors Investment Corp.	58,988	574,543
UDR, Inc.	42,752	1,369,347
Ventas, Inc.	49,800	3,092,082
Vornado Realty Trust	30,903	2,933,622
Weingarten Realty Investors	19,953	652,264
Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Weyerhaeuser Co.	84,982	$2,676,933
WP Carey, Inc.	17,383	1,024,554
WP Glimcher, Inc.	29,816	403,411

		109,443,110
Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A (b)	46,962	1,737,594
Forest City Enterprises, Inc., Class A (b)	36,686	810,761
The Howard Hughes Corp. (b)	6,630	951,670
Jones Lang LaSalle, Inc.	7,422	1,269,162
Realogy Holdings Corp. (b)	24,359	1,138,052

		5,907,239
Road & Rail — 0.9%
AMERCO, Inc.	1,175	384,119
Avis Budget Group, Inc. (b)	17,073	752,578
CSX Corp.	162,166	5,294,720
Genesee & Wyoming, Inc., Class A (b)	8,541	650,654
Hertz Global Holdings, Inc. (a)(b)	67,153	1,216,812
JB Hunt Transport Services, Inc. (a)	15,220	1,249,410
Kansas City Southern	18,160	1,656,192
Landstar System, Inc. (a)	7,145	477,786
Norfolk Southern Corp.	50,038	4,371,320
Old Dominion Freight Line, Inc. (b)	11,741	805,491
Ryder System, Inc. (a)	8,973	783,971
Union Pacific Corp.	143,719	13,706,481

		31,349,534
Semiconductors & Semiconductor Equipment — 2.3%
Altera Corp.	49,421	2,530,355
Analog Devices, Inc.	51,465	3,303,281
Applied Materials, Inc.	202,153	3,885,381
Atmel Corp.	67,162	661,881
Avago Technologies Ltd. (a)	42,116	5,598,480
Broadcom Corp., Class A	90,683	4,669,268
Cree, Inc. (a)(b)	17,559	457,061
Cypress Semiconductor Corp.	53,409	628,090
First Solar, Inc. (a)(b)	12,157	571,136
Freescale Semiconductor Ltd. (b)	18,751	749,477
Intel Corp.	778,673	23,683,339
KLA-Tencor Corp.	26,349	1,481,077
Lam Research Corp.	25,988	2,114,124
Linear Technology Corp. (a)	39,308	1,738,593
Marvell Technology Group Ltd. (a)	75,415	994,347
Maxim Integrated Products, Inc.	46,710	1,614,998
Microchip Technology, Inc. (a)	33,282	1,578,399
Micron Technology, Inc. (b)	177,523	3,344,533
NVIDIA Corp. (a)	88,307	1,775,854
ON Semiconductor Corp. (b)	71,991	841,575
Qorvo, Inc. (b)	24,528	1,968,862
Skyworks Solutions, Inc. (a)	31,367	3,265,305
SunEdison, Inc. (b)	44,956	1,344,634
SunPower Corp. (a)(b)	8,800	250,008
Teradyne, Inc.	34,523	665,949
Texas Instruments, Inc.	170,764	8,796,054
Xilinx, Inc.	42,459	1,874,989

		80,387,050
Software — 3.9%
Activision Blizzard, Inc.	82,822	2,005,121
Adobe Systems, Inc. (b)	82,114	6,652,055

See Notes to Financial Statements.

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	25

Schedule of Investments (continued)	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software (concluded)
Allscripts Healthcare Solutions, Inc. (b)	29,103	$398,129
ANSYS, Inc. (b)	14,827	1,352,815
Autodesk, Inc. (b)	37,367	1,871,153
CA, Inc. (a)	51,993	1,522,875
Cadence Design Systems, Inc. (a)(b)	48,783	959,074
CDK Global, Inc.	26,428	1,426,583
Citrix Systems, Inc. (b)	26,310	1,845,910
Electronic Arts, Inc. (b)	51,640	3,434,060
FactSet Research Systems, Inc. (a)	6,934	1,126,844
FireEye, Inc. (a)(b)	22,918	1,120,919
Fortinet, Inc. (b)	23,823	984,605
Informatica Corp. (b)	17,574	851,812
Intuit, Inc.	45,248	4,559,641
King Digital Entertainment PLC	12,936	184,338
Microsoft Corp.	1,327,810	58,622,811
NetSuite, Inc. (a)(b)	6,429	589,861
Nuance Communications, Inc. (b)	42,702	747,712
Oracle Corp.	520,062	20,958,499
PTC, Inc. (b)	19,347	793,614
Red Hat, Inc. (b)	30,090	2,284,734
Salesforce.com, Inc. (b)	107,675	7,497,410
ServiceNow, Inc. (b)	25,245	1,875,956
SolarWinds, Inc. (b)	10,733	495,113
Solera Holdings, Inc.	10,801	481,293
Splunk, Inc. (b)	20,664	1,438,628
SS&C Technologies Holdings, Inc.	12,041	752,562
Symantec Corp.	111,734	2,597,815
Synopsys, Inc. (b)	25,677	1,300,540
Tableau Software, Inc., Class A (a)(b)	8,275	954,107
VMware, Inc., Class A (b)	13,585	1,164,778
Workday, Inc., Class A (b)	17,518	1,338,200
Zynga, Inc., Class A (a)(b)	123,625	353,568

		134,543,135
Specialty Retail — 2.4%
Aaron’s, Inc.	10,431	377,707
Advance Auto Parts, Inc.	12,008	1,912,754
AutoNation, Inc. (b)	12,266	772,513
AutoZone, Inc. (b)	5,128	3,419,863
Bed Bath & Beyond, Inc. (b)	28,119	1,939,649
Best Buy Co., Inc. (a)	49,871	1,626,293
Cabela’s, Inc. (b)	8,126	406,138
CarMax, Inc. (b)	34,343	2,273,850
CST Brands, Inc. (a)	12,369	483,133
Dick’s Sporting Goods, Inc.	15,468	800,778
DSW, Inc., Class A	11,800	393,766
Foot Locker, Inc. (a)	23,027	1,543,039
GameStop Corp., Class A (a)	18,042	775,084
The Gap, Inc. (a)	39,250	1,498,173
GNC Holdings, Inc., Class A	13,936	619,873
The Home Depot, Inc.	213,212	23,694,250
Kate Spade & Co. (a)(b)	20,542	442,475
L Brands, Inc.	40,617	3,482,095
Lowe’s Cos., Inc.	156,212	10,461,518
The Michaels Cos., Inc. (a)(b)	10,085	271,387
O’Reilly Automotive, Inc. (b)	16,577	3,746,071
Office Depot, Inc. (b)	92,052	797,170
Penske Automotive Group, Inc.	6,851	357,006
Ross Stores, Inc.	67,919	3,301,543
Sally Beauty Holdings, Inc. (b)	26,497	836,775
Signet Jewelers Ltd.	13,187	1,691,101
Common Stocks	Shares	Value
Specialty Retail (concluded)
Staples, Inc. (a)	105,278	$1,611,806
Tiffany & Co.	18,556	1,703,441
TJX Cos., Inc.	111,678	7,389,733
Tractor Supply Co.	22,393	2,014,026
Ulta Salon Cosmetics & Fragrance, Inc. (b)	10,561	1,631,146
Urban Outfitters, Inc. (b)	15,730	550,550
Williams-Sonoma, Inc.	15,170	1,248,036

		84,072,742
Technology Hardware, Storage & Peripherals — 4.2%
3D Systems Corp. (a)(b)	17,990	351,165
Apple, Inc.	945,606	118,602,633
EMC Corp.	318,767	8,412,261
Hewlett-Packard Co.	298,332	8,952,943
Lexmark International, Inc., Class A (a)	9,839	434,884
NCR Corp. (b)	28,464	856,766
NetApp, Inc. (a)	51,252	1,617,513
SanDisk Corp.	34,123	1,986,641
Western Digital Corp. (a)	36,882	2,892,287

		144,107,093
Textiles, Apparel & Luxury Goods — 0.9%
Carter’s, Inc.	8,778	933,102
Coach, Inc. (a)	45,431	1,572,367
Fossil Group, Inc. (a)(b)	6,774	469,845
Hanesbrands, Inc.	65,929	2,196,754
Lululemon Athletica, Inc. (b)	18,475	1,206,418
Michael Kors Holdings Ltd. (b)	32,756	1,378,700
NIKE, Inc., Class B	111,295	12,022,086
PVH Corp.	13,606	1,567,411
Ralph Lauren Corp. (a)	9,884	1,308,246
Skechers U.S.A., Inc., Class A (b)	6,899	757,441
Under Armour, Inc., Class A (b)	29,321	2,446,544
VF Corp.	55,477	3,868,966

		29,727,880
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	88,670	876,060
New York Community Bancorp, Inc. (a)	73,303	1,347,309
People’s United Financial, Inc. (a)	51,856	840,586
TFS Financial Corp.	10,620	178,628

		3,242,583
Tobacco — 1.2%
Altria Group, Inc.	322,788	15,787,561
Philip Morris International, Inc.	254,275	20,385,227
Reynolds American, Inc.	67,766	5,059,409

		41,232,197
Trading Companies & Distributors — 0.3%
Air Lease Corp. (a)	16,507	559,587
Fastenal Co. (a)	48,250	2,035,185
GATX Corp. (a)	7,065	375,505
HD Supply Holdings, Inc. (b)	28,422	999,886
MSC Industrial Direct Co., Inc., Class A (a)	7,660	534,438
NOW, Inc. (a)(b)	17,247	343,388
United Rentals, Inc. (a)(b)	15,995	1,401,482
W.W. Grainger, Inc. (a)	10,985	2,599,600
Watsco, Inc.	4,189	518,347
WESCO International, Inc. (a)(b)	7,116	488,442

		9,855,860
Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	11,535	953,137

See Notes to Financial Statements.

26	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Water Utilities — 0.1%
American Water Works Co., Inc.	29,666	$1,442,658
Aqua America, Inc. (a)	28,494	697,818

		2,140,476
Wireless Telecommunication Services — 0.2%
SBA Communications Corp., Class A (b)	21,249	2,442,997
Sprint Corp. (a)(b)	119,519	545,007
T-Mobile U.S., Inc. (b)	45,071	1,747,403
Telephone & Data Systems, Inc.	15,127	444,734
United States Cellular Corp. (b)	2,114	79,634

		5,259,775
Total Long-Term Investments (Cost — $3,041,470,170) — 99.5%		3,445,873,599

Short-Term Securities	Shares	Value
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (c)(d)	123,795,891	$123,795,891
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (c)(d)(e)	267,780,214	267,780,214
Total Short-Term Securities (Cost — $391,576,105) — 11.3%		391,576,105
Total Investments (Cost — $3,433,046,275) — 110.8%		3,837,449,704
Liabilities in Excess of Other Assets — (10.8)%		(374,358,439)

Net Assets — 100.0%		$3,463,091,265

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	During the period ended June 30, 2015, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Shares Purchased		Shares Sold	Shares Held at June 30, 2015	Value at June 30, 2015	Income		Realized Gain
BlackRock Cash Funds: Institutional, SL Agency Shares	79,872,532	43,923,359	[1]	—	123,795,891	$123,795,891	$66,570		—
BlackRock Cash Funds: Prime, SL Agency Shares	33,734,031	234,046,183	[1]	—	267,780,214	$267,780,214	$345,917	[2]	—
BlackRock, Inc.	16,270	4,660		(338)	20,592	$7,124,420	$83,509		$12,868
The PNC Financial Services Group, Inc.	68,164	19,506		(2,660)	85,010	$8,131,207	$77,652		$33,790
iShares Russell 1000 ETF	191,542	—		(191,542)	—	—	—		$2,938,679
[1] Represents net shares purchased.

[2]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(d)	Represents the current yield as of report date.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Long	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
165	S&P 500 E-Mini Index	Chicago Mercantile	September 2015	$16,948,800	$(341,656)
13	S&P MidCap 400 E-Mini Index	Chicago Mercantile	September 2015	$1,947,530	(14,821)
Total					$(356,477)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	27

Schedule of Investments (concluded)	Large Cap Index Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$3,445,873,599	—	—	$3,445,873,599
Short-Term Securities:
Short-Term Securities	391,576,105	—	—	391,576,105

Total	$3,837,449,704	—	—	$3,837,449,704

[1] See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Liabilities:
Equity contracts	$(356,477)	—	—	$(356,477)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$2,709,800	—	—	$2,709,800
Liabilities:
Collateral on securities loaned at value	—	$(267,780,214)	—	(267,780,214)

Total	$2,709,800	$(267,780,214)	—	$(265,070,414)

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

28	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Statement of Assets and Liabilities	Large Cap Index Master Portfolio

June 30, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $262,037,762) (cost — $3,028,629,033)	$3,430,617,972
Investments at value — affiliated (cost — $404,417,242)	406,831,732
Cash pledged — financial futures contracts	2,709,800
Receivables:
Dividends	3,876,057
Investments sold	79,581,478
Securities lending income — affiliated	58,419
Variation margin receivable on financial futures contracts	99,361
Prepaid expenses	173

Total assets	3,923,774,992

Liabilities
Collateral on securities loaned at value	267,780,214
Payables:
Investments purchased	146,668,837
Investment advisory fees	81,793
Officer’s and Trustees’ fees	5,310
Withdrawals to investors	46,065,122
Other accrued expenses payable	82,451

Total liabilities	460,683,727

Net Assets	$3,463,091,265

Net Assets Consist of
Investors’ capital	$3,059,044,313
Net unrealized appreciation	404,046,952

Net Assets	$3,463,091,265

See Notes to Financial Statements.

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	29

Statement of Operations	Large Cap Index Master Portfolio

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends — unaffiliated	$30,179,252
Securities lending — affiliated — net	345,917
Dividends — affiliated	161,161
Interest — affiliated	66,570
Foreign taxes withheld	(12,275)

Total income	30,740,625

Expenses
Investment advisory	686,899
Accounting services	62,572
Trustees	37,480
Professional	25,040
Printing	816
Miscellaneous	255

Total expenses	813,062
Less fees waived and/or reimbursed by the Manager	(26,717)

Total expenses after fees waived and/or reimbursed	786,345

Net investment income	29,954,280

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	18,113,089
Investments — affiliated	2,985,337
Financial futures contracts	1,665,637

22,764,063

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	6,120,943
Investments — affiliated	(2,210,597)
Financial futures contracts	(1,058,431)

2,851,915

Net realized and unrealized gain	25,615,978

Net Increase in Net Assets Resulting from Operations	$55,570,258

See Notes to Financial Statements.

30	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Statements of Changes in Net Assets

	Large Cap Index Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$29,954,280	$34,627,320
Net realized gain	22,764,063	14,179,093
Net change in unrealized appreciation (depreciation)	2,851,915	187,555,527

Net increase in net assets resulting from operations	55,570,258	236,361,940

Capital Transactions
Proceeds from contributions	875,607,763	3,160,600,185
Value of withdrawals	(241,484,359)	(1,756,436,556)

Net increase in net assets derived from capital transactions	634,123,404	1,404,163,629

Net Assets
Total increase in net assets	689,693,662	1,640,525,569
Beginning of period	2,773,397,603	1,132,872,034

End of period	$3,463,091,265	$2,773,397,603

See Notes to Financial Statements.

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	31

Financial Highlights	Large Cap Index Master Portfolio

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,				Period March 31, 2011[1] to December 31, 2011
			2014	2013		2012

Total Return
Total Return	1.65%	[2]	13.27%	32.88%		16.39%	(4.68)%	[2]

Ratio to Average Net Assets
Total expenses	0.05%	[3]	0.06%	0.08%	[4]	0.09%	0.40%	[3,5]

Total expenses after fees waived and/or reimbursed	0.05%	[3]	0.06%	0.08%	[4]	0.09%	0.16%	[3]

Net investment income	1.85%	[3]	1.92%	1.96%	[4]	2.30%	2.04%	[3]

Supplemental Data
Net assets, end of period (000)	$3,463,091		$2,773,398	$1,132,872		$440,092	$56,881

Portfolio turnover rate	4%		6%	14%		16%	9%

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]	Annualized.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ending December 31, 2014.

[5]	Organization costs were not annualized in the calculation of the expense ratio.

See Notes to Financial Statements.

32	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Notes to Financial Statements (Unaudited)	Large Cap Index Master Portfolio

1. Organization:

Large Cap Index Master Portfolio (formerly known as Russell 1000® Index Master Portfolio) (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures contracts) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	33

Notes to Financial Statements (continued)	Large Cap Index Master Portfolio

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$1,621,716	$(1,621,716)	—
BNP Paribas S.A.	2,667,113	(2,667,113)	—
Credit Suisse Securities (USA) LLC	11,474,045	(11,474,045)	—
Deutsche Bank Securities, Inc.	4,531,289	(4,531,289)	—
Goldman Sachs & Co.	85,354,304	(85,354,304)	—
HSBC Bank PLC	8,940,691	(8,940,691)	—
Jefferies LLC	14,564,675	(14,564,675)	—
JP Morgan Securities LLC	34,962,599	(34,962,599)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	20,812,683	(20,812,683)	—
Morgan Stanley	29,734,125	(29,734,125)	—
Nomura Securities International Inc.	680,544	(680,544)	—
SG Americas Securities LLC	839,769	(839,769)	—
State Street Bank & Trust Company	36,819,674	(36,819,674)	—
UBS Securities LLC	9,034,535	(9,034,535)	—

Total	$262,037,762	$(262,037,762)	—

[1]

Collateral with a value of $267,780,214 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the

34	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Notes to Financial Statements (continued)	Large Cap Index Master Portfolio

event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage economically its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Master Portfolio invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015
		Value
	Statement of Assets and Liabilities Location	Derivative Liabilities
Equity contracts	Net unrealized appreciation (depreciation)[1]	$(356,477)

[1]

Includes cumulative depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2015
	Net Realized Gain From	Net Change in Unrealized Appreciation (Depreciation) on
Equity contracts:
Financial futures contracts	$1,665,637	$(1,058,431)

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts purchased	$47,397,685

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Master Portfolio.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	35

Notes to Financial Statements (continued)	Large Cap Index Master Portfolio

of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.03%. Prior to April 30, 2015, the annual rate as a percentage of average daily net assets was 0.05%.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Master Portfolio’s business, in order to limit expenses of certain feeder funds, which invest their assets in the Master Portfolio. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Trustees.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investments in other affiliated investment companies, if any. For the six months ended June 30, 2015, the amount waived was $26,717.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2015, the Master Portfolio paid BTC $133,754 for securities lending agent services and collateral investment fees.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments excluding short-term securities were $851,187,920 and $120,687,479, respectively.

36	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Notes to Financial Statements (concluded)	Large Cap Index Master Portfolio

7. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the three years ended December 31, 2014 and the period ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$3,438,538,563

Gross unrealized appreciation	$464,481,526
Gross unrealized depreciation	(65,570,385)

Net unrealized appreciation	$398,911,141

8. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Master Portfolio did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	37

Disclosure of Investment Advisory Agreement

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of Large Cap Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. BlackRock Large Cap Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance relative to its peers, benchmark, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and /or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio and/or the Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by

38	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Disclosure of Investment Advisory Agreement (continued)

third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper1, as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2016. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage;

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	39

Disclosure of Investment Advisory Agreement (continued)

portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-year, three-year and since-inception periods reported, the Portfolio’s gross performance (before expenses and fees), as agreed upon by the Board, was within tolerance of its benchmark. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the Portfolio.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s/Portfolio’s contractual management fee rate compared with the other funds in the Portfolio’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s/Portfolio’s actual management fee rate, to those of other funds in the Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as appli-

40	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Disclosure of Investment Advisory Agreement (continued)

cable, and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Master Portfolio’s/Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the Portfolio’s total expense ratio each ranked in the first quartile, relative to the Portfolio’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on the Portfolio’s total expenses as a percentage of the Portfolio’s average daily net assets on a class-by-class basis. The Board also noted that BlackRock proposed, and the Board agreed to, a contractual reduction of the Master Portfolio’s advisory fee. This advisory fee reduction was implemented on April 30, 2015. The Board further noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on the Portfolio on a class-by-class basis. This expense cap reduction was implemented on April 30, 2015.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	41

Disclosure of Investment Advisory Agreement (concluded)

Conclusion

The Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

42	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Benjamin Archibald, Secretary

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust/MIP and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust/MIP.

Effective May 18, 2015, Ian MacKinnon resigned as a Trustee of the Trust/MIP.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	43

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

44	BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK LARGE CAP INDEX FUND	JUNE 30, 2015	45

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

R1000-6/15-SAR

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock S&P 500 Index Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

The Markets in Review

Dear Shareholder,

During the 12-month period ended June 30, 2015, market volatility increased from the remarkably low levels seen in recent years, although it remained below the historical average. In the middle of 2014, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. The U.S. economy, however, was showing improvement, which made investors concerned that the U.S. Federal Reserve (the “Fed”) would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows.

In the fourth quarter, U.S. growth picked up considerably while the broader global economy showed more signs of slowing. This, combined with rising global risks, drove investors to the relative stability of U.S. assets. International markets continued to struggle even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries despite their persistently low yields, which had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path. However, meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The period ended on a downbeat, but temporary, note as Greece’s long-brewing debt troubles came to an impasse. As the drama unfolded around the tumultuous negotiations between Greece and its creditors, investors feared the possibility of Greece leaving the euro zone and the impact such an event might have on global markets. Most asset classes broadly sold off, especially in Europe, even while macroeconomic and company fundamentals continued to improve.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.23%	7.42%
U.S. small cap equities (Russell 2000® Index)	4.75	6.49
International equities (MSCI Europe, Australasia, Far East Index)	5.52	(4.22)
Emerging market equities (MSCI Emerging Markets Index)	2.95	(5.12)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.51)	3.79
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.86
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.53	(0.39)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2015

Investment Objective

BlackRock S&P 500 Index Fund’s (the “Fund”) (formerly known as BlackRock S&P 500 Stock Fund) investment objective is to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s (“S&P”) 500® Index.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended June 30, 2015, the Fund’s Institutional Shares returned 1.20%, Service Shares returned 1.14%, Investor A Shares returned 1.07%, Investor C1 Shares returned 0.71% and Class K Shares returned 1.23%. The benchmark S&P 500® Index returned 1.23% for the same period.

•

Returns for the Fund’s respective share classes differ from the benchmark index due to individual share-class expenses. The Fund invests all of its assets in S&P 500 Index Master Portfolio (the “Master Portfolio”) (formerly known as S&P 500 Stock Master Portfolio), a series of Master Investment Portfolio.

Describe the market environment.

•

The year started with U.S. stock prices falling as lower oil prices punished the energy sector and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. High valuations in U.S. stocks drove equity investors toward more appealing opportunities overseas. U.S. stocks rebounded in February due to increased merger and acquisition activity and strong earnings reports from cyclical technology companies. However, stock prices came under pressure again in March as an improving labor market furthered the appreciation of the U.S. dollar and raised investors’ focus on the timing of an expected Federal Reserve move toward tightening policy. U.S. equities came back into favor in April, after a powerful rally in European equities left valuations in the United States looking more appealing by comparison. U.S. stocks continued to outperform international markets in the following months as increasing turmoil around Greece’s debt troubles drove investors to the relative stability of U.S. markets.

•

A clear sign of strength has yet to emerge from the blurry U.S. economic picture, as uptrends in the housing and labor markets stand in contrast with consumer caution and productivity languor. This economic unevenness together with still quiescent inflation has kept the Federal Reserve tentative on when to start raising short-term interest rates. However, hiring strength and a modest but concrete pickup in wage growth point to a possible acceleration in the second half of 2015. More investors are now penciling in an autumn rate hike — a significant event that could push market volatility beyond the unusually low levels of the past few years, but the investment advisor expects most of the ups and downs will be short-lived for stocks.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the S&P 500® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]	The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in a diversified portfolio of equity securities of large companies located in the United States.

[3]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended June 30, 2015

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year	5 Years	10 Years
		w/o sales charge	w/o sales charge	w/o sales charge
Institutional	1.20%	7.34%	17.13%	7.72%
Service	1.14	7.21	16.98	7.59
Investor A	1.07	7.07	16.83	7.45
Investor C1	0.71	6.30	16.00	6.68
Class K	1.23	7.41	17.21	7.79
S&P 500® Index	1.23	7.42	17.34	7.90

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,012.00	$0.55	$1,000.00	$1,024.25	$0.55	0.11%
Service	$1,000.00	$1,011.40	$1.15	$1,000.00	$1,023.65	$1.15	0.23%
Investor A	$1,000.00	$1,010.70	$1.79	$1,000.00	$1,023.01	$1.81	0.36%
Investor C1	$1,000.00	$1,007.10	$5.37	$1,000.00	$1,019.44	$5.41	1.08%
Class K	$1,000.00	$1,012.30	$0.20	$1,000.00	$1,024.60	$0.20	0.04%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015	5

About Fund Performance

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.15% per year (but no distribution fee) and are available only to certain eligible investors.

•

Investor A Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C1 Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year. These shares are only available through distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of administration, service and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

Statement of Assets and Liabilities	BlackRock S&P 500 Index Fund

June 30, 2015 (Unaudited)

Assets
Investments at value — Master Portfolio (cost — $3,833,232,122)	$5,497,382,056
Capital shares sold receivable	54,732,859

Total assets	5,552,114,915

Liabilities
Payables:
Capital shares redeemed	29,469,939
Contributions to the Master Portfolio	25,262,920
Income dividends	15,480,059
Service and distribution fees	347,369
Administration fees	256,782
Professional fees	7,668
Other accrued expenses payable	300

Total liabilities	70,825,037

Net Assets	$5,481,289,878

Net Assets Consist of
Paid-in capital	$3,668,401,521
Undistributed net investment income	433,254
Accumulated net realized gain	148,305,169
Net unrealized appreciation (depreciation)	1,664,149,934

Net Assets	$5,481,289,878

Net Asset Value
Institutional — Based on net assets of $2,933,223,378 and 11,820,719 shares outstanding, unlimited number of shares authorized, no par value	$248.14

Service — Based on net assets of $275,599,353 and 1,110,630 shares outstanding, unlimited number of shares authorized, no par value	$248.15

Investor A — Based on net assets of $1,213,413,016 and 4,890,153 shares outstanding, unlimited number of shares authorized, no par value	$248.13

Investor C1 — Based on net assets of $77,067,923 and 310,555 shares outstanding, unlimited number of shares authorized, no par value	$248.16

Class K — Based on net assets of $981,986,208 and 3,956,761 shares outstanding, unlimited number of shares authorized, no par value	$248.18

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015	7

Statement of Operations	BlackRock S&P 500 Index Fund

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$49,207,000
Dividends — affiliated	295,396
Interest — affiliated	148,242
Securities lending — affiliated — net	137,345
Foreign taxes withheld	(10,230)
Expenses	(1,262,948)
Fees waived	142,344

Total income	48,657,149

Fund Expenses
Administration — Institutional	903,885
Administration — Service	57,058
Administration — Investor A	415,874
Administration — Investor C1	55,073
Service — Service	213,958
Service — Investor A	1,486,185
Service and distribution — Investor C1	354,032
Professional	9,231
Miscellaneous	325

Total expenses	3,495,621
Less administration fees waived	(9,231)

Total expenses after fees waived	3,486,390

Net investment income	45,170,759

Realized and Unrealized Gain (Loss) Allocation from the Master Portfolio
Net realized gain from investments, short sales and financial futures contracts	52,305,569
Net change in unrealized appreciation (depreciation) on investments, short sales and financial futures contracts	(53,847,936)

Net realized and unrealized loss	(1,542,367)

Net Increase in Net Assets Resulting from Operations	$43,628,392

See Notes to Financial Statements.

8	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

Statements of Changes in Net Assets

	BlackRock S&P 500 Index Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$45,170,759	$72,193,968
Net realized gain	52,305,569	57,400,988
Net change in unrealized appreciation (depreciation)	(53,847,936)	382,247,974

Net increase in net assets resulting from operations	43,628,392	511,842,930

Distributions to Shareholders From[1]
Net investment income:
Institutional	(24,916,467)	(32,595,160)
Service	(2,289,146)	(4,674,737)
Investor A	(9,052,266)	(17,698,998)
Investor C1	(301,556)	(685,660)
Class K	(8,826,900)	(16,857,221

Decrease in net assets resulting from distributions to shareholders	(45,386,335)	(72,511,776)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,143,652,334	127,074,885

Net Assets
Total increase in net assets	1,141,894,391	566,406,039
Beginning of period	4,339,395,487	3,772,989,448

End of period	$5,481,289,878	$4,339,395,487

Undistributed net investment income, end of period	$433,254	$648,830

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015	9

Financial Highlights	BlackRock S&P 500 Index Fund

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014	Period April 10, 2013[1] to December 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$247.36		$221.97	$190.60

Net investment income[2]	2.28		4.28	2.89
Net realized and unrealized gain	0.68		25.50	31.21

Net increase from investment operations	2.96		29.78	34.10

Distributions from net investment income[3]	(2.18)		(4.39)	(2.73)

Net asset value, end of period	$248.14		$247.36	$221.97

Total Return[4]
Based on net asset value	1.20%	[5]	13.53%	18.03%	[5]

Ratios to Average Net Assets[6]
Total expenses[7]	0.11%	[8]	0.14%	0.23%	[8]

Total expenses after fees waived[7]	0.11%	[8]	0.14%	0.23%	[8]

Net investment income[7]	1.84%	[8]	1.84%	1.93%	[8]

Supplemental Data
Net assets, end of period (000)	$2,933,223		$1,909,077	$1,570,760

Portfolio turnover rate of the Master Portfolio	1%		3%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

Financial Highlights (continued)	BlackRock S&P 500 Index Fund

	Service
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014	Period April 19, 2013[1] to December 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$247.35		$221.97	$186.71

Net investment income[2]	2.14		3.98	2.59
Net realized and unrealized gain	0.68		25.50	35.22

Net increase from investment operations	2.82		29.48	37.81

Distributions from net investment income[3]	(2.02)		(4.10)	(2.55)

Net asset value, end of period	$248.15		$247.35	$221.97

Total Return[4]
Based on net asset value	1.14%	[5]	13.39%	20.39%	[5]

Ratios to Average Net Assets[6]
Total expenses[7]	0.23%	[8]	0.27%	0.35%	[8]

Total expenses after fees waived[7]	0.23%	[8]	0.27%	0.35%	[8]

Net investment income[7]	1.72%	[8]	1.71%	1.81%	[8]

Supplemental Data
Net assets, end of period (000)	$275,599		$277,856	$252,419

Portfolio turnover rate of the Master Portfolio	1%		3%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015	11

Financial Highlights (continued)	BlackRock S&P 500 Index Fund

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014	Period April 10, 2013[1] to December 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$247.35		$221.96	$190.60

Net investment income[2]	1.98		3.68	2.50
Net realized and unrealized gain	0.67		25.51	31.23

Net increase from investment operations	2.65		29.19	33.73

Distributions from net investment income[3]	(1.87)		(3.80)	(2.37)

Net asset value, end of period	$248.13		$247.35	$221.96

Total Return[4]
Based on net asset value	1.07%	[5]	13.25%	17.82%	[5]

Ratios to Average Net Assets[6]
Total expenses[7]	0.36%	[8]	0.39%	0.48%	[8]

Total expenses after fees waived[7]	0.36%	[8]	0.39%	0.48%	[8]

Net investment income[7]	1.59%	[8]	1.59%	1.67%	[8]

Supplemental Data
Net assets, end of period (000)	$1,213,413		$1,149,714	$1,046,428

Portfolio turnover rate of the Master Portfolio	1%		3%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

Financial Highlights (continued)	BlackRock S&P 500 Index Fund

	Investor C1
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014	Period April 19, 2013[1] to December 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$247.36		$221.98	$186.71

Net investment income[2]	1.08		1.98	1.38
Net realized and unrealized gain	0.68		25.48	35.22

Net increase from investment operations	1.76		27.46	36.60

Distributions from net investment income[3]	(0.96)		(2.08)	(1.33)

Net asset value, end of period	$248.16		$247.36	$221.98

Total Return[4]
Based on net asset value	0.71%	[5]	12.42%	19.68%	[5]

Ratios to Average Net Assets[6]
Total expenses[7]	1.08%	[8]	1.12%	1.19%	[8]

Total expenses after fees waived[7]	1.08%	[8]	1.12%	1.19%	[8]

Net investment income[7]	0.87%	[8]	0.85%	0.97%	[8]

Supplemental Data
Net assets, end of period (000)	$77,068		$79,476	$77,040

Portfolio turnover rate of the Master Portfolio	1%		3%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015	13

Financial Highlights (concluded)	BlackRock S&P 500 Index Fund

	Class K
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$247.39		$221.99		$171.12		$150.57		$150.60	$133.49

Net investment income[1]	2.38		4.44		3.91		3.57		2.97	2.55
Net realized and unrealized gain (loss)	0.67		25.51		50.74		20.23		(0.05)	17.10

Net increase from investment operations	3.05		29.95		54.65		23.80		2.92	19.65

Distributions from:[2]
Net investment income	(2.26)		(4.55)		(3.78)		(3.25)		(2.92)	(2.54)
Return of capital	—		—		—		—		(0.03)	—

Total distributions	(2.26)		(4.55)		(3.78)		(3.25)		(2.95)	(2.54)

Net asset value, end of period	$248.18		$247.39		$221.99		$171.12		$150.57	$150.60

Total Return[3]
Based on net asset value	1.23%	[4]	13.61%		32.21%		15.85%		2.00%	14.91%

Ratios to Average Net Assets[5]
Total expenses	0.04%	[6]	0.07%	[6]	0.17%	[6]	0.26%	[7]	0.19% [6]	0.21%

Total expenses after fees waived	0.04%	[6]	0.07%	[6]	0.16%	[6]	0.18%	[7]	0.18% [6]	0.20%

Net investment income	1.92%	[6]	1.91%	[6]	1.96%	[6]	2.15%	[7]	1.95% [6]	1.87%

Supplemental Data
Net assets, end of period (000)	$981,986		$923,271		$826,342		$380,066		$255,280	$277,661

Portfolio turnover rate of the Master Portfolio	1%		3%		2%		10%		5%	9%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the six months ended June 30, 2015 and the four years ended December 31, 2014, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See Notes to Financial Statements.

14	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock S&P 500 Index Fund (the “Fund”) (formerly known as BlackRock S&P 500 Stock Fund), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing all of its assets in S&P 500 Index Master Portfolio (the “Master Portfolio”) (formerly known as S&P 500 Stock Master Portfolio), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At June 30, 2015, the percentage of the Master Portfolio owned by the Fund was 81.2%. As such, the financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A and Investor C1 Shares bear certain expenses related to shareholder servicing of such shares, and Investor C1 Shares also bears certain expenses related to distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A Shares are generally available through financial intermediaries. Investor C1 Shares are only available through distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Service Shares	No	No		None
Investor A Shares	No	No	[1]	None
Investor C1 Shares	No	No		None
Class K Shares	No	No		None

[1]	Investor A shares may be subjected to CDSC where no initial sales charge was paid at the time of purchase.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015	15

Notes to Financial Statements (continued)

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust entered into an Administration Agreement with BlackRock Advisor, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administration services an annual fee based on the average daily net assets attributed to each share class of the Fund as follows:

	Institutional	Service	Investor A	Investor C1	Class K
Rate	0.07%	0.04%	0.07%	0.14%	0.00%

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2016.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor C1
Service Fee	0.15%	0.25%	0.15%
Distribution Fee	—	—	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A and Class C1 shareholders.

For the six months ended June 30, 2015, affiliates received CDSCs of $510 for Investor C1 Shares.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2014, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2015	$18,209,355
2016	79,804,537
2017	21,080,621
2018	29,366,509

Total	$148,461,022

16	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

Notes to Financial Statements (concluded)

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,850,230	$1,472,124,308	3,533,974	$824,534,139
Shares issued to shareholders in reinvestment of distributions	98,220	24,394,850	134,268	31,617,898
Shares redeemed	(1,845,572)	(463,488,001)	(3,026,858)	(706,662,787)

Net increase	4,102,878	$1,033,031,157	641,384	$149,489,250

Service
Shares sold	114,163	$28,432,857	171,454	$40,125,114
Shares issued to shareholders in reinvestment of distributions	9,056	2,249,448	19,512	4,591,617
Shares redeemed	(135,917)	(34,186,353)	(204,834)	(47,833,460)

Net decrease	(12,698)	$(3,504,048)	(13,868)	$(3,116,729)

Investor A
Shares sold	780,146	$195,691,040	1,367,982	$318,342,711
Shares issued to shareholders in reinvestment of distributions	34,547	8,580,046	71,007	16,706,046
Shares redeemed	(572,729)	(143,422,272)	(1,505,189)	(350,176,620)

Net increase (decrease)	241,964	$60,848,814	(66,200)	$(15,127,863)

Investor C1
Shares sold	101	$25,159	44	$10,057
Shares issued to shareholders in reinvestment of distributions	1,078	267,774	2,574	605,881
Shares redeemed	(11,926)	(3,005,119)	(28,378)	(6,561,824)

Net decrease	(10,747)	$(2,712,186)	(25,760)	$(5,945,886)

Class K
Shares sold	592,964	$148,475,723	931,025	$217,851,261
Shares issued to shareholders in reinvestment of distributions	27,433	6,814,724	54,585	12,850,253
Shares redeemed	(395,730)	(99,301,850)	(975,948)	(228,925,401)

Net increase	224,667	$55,988,597	9,662	$1,776,113

Total Net Increase	4,546,064	$1,143,652,334	545,218	$127,074,885

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015	17

Master Portfolio Information	S&P 500 Index Master Portfolio

As of June 30, 2015

Ten Largest Holdings	Percent of Long-Term Investments

Apple, Inc.	4%
Microsoft Corp.	2
Exxon Mobil Corp.	2
Johnson & Johnson	1
General Electric Co.	1
Wells Fargo & Co.	1
JPMorgan Chase & Co.	1
Berkshire Hathaway, Inc. — Class B	1
The Procter & Gamble Co.	1
Pfizer, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	20%
Financials	17
Health Care	15
Consumer Discretionary	13
Industrials	10
Consumer Staples	9
Energy	8
Materials	3
Utilities	3
Telecommunication Services	2

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

18	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.5%
The Boeing Co.	231,310	$32,087,323
General Dynamics Corp.	112,325	15,915,329
Honeywell International, Inc.	281,159	28,669,783
L-3 Communications Holdings, Inc.	29,623	3,358,656
Lockheed Martin Corp.	96,230	17,889,157
Northrop Grumman Corp.	69,718	11,059,366
Precision Castparts Corp.	49,843	9,962,121
Raytheon Co.	109,752	10,501,071
Rockwell Collins, Inc.	47,574	4,393,459
Textron, Inc.	99,861	4,456,797
United Technologies Corp.	297,769	33,031,515

		171,324,577
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	52,454	3,272,605
Expeditors International of Washington, Inc.	68,797	3,171,886
FedEx Corp.	94,816	16,156,646
United Parcel Service, Inc., Class B	249,599	24,188,639

		46,789,776
Airlines — 0.4%
American Airlines Group, Inc.	250,542	10,005,395
Delta Air Lines, Inc.	295,404	12,135,196
Southwest Airlines Co.	240,369	7,953,810

		30,094,401
Auto Components — 0.4%
BorgWarner, Inc.	81,382	4,625,753
Delphi Automotive PLC	103,852	8,836,767
The Goodyear Tire & Rubber Co.	97,027	2,925,364
Johnson Controls, Inc.	235,525	11,665,553

		28,053,437
Automobiles — 0.6%
Ford Motor Co.	1,429,828	21,461,718
General Motors Co.	485,578	16,184,315
Harley-Davidson, Inc.	75,192	4,237,069

		41,883,102
Banks — 6.0%
Bank of America Corp.	3,777,320	64,289,986
BB&T Corp.	262,903	10,597,620
Citigroup, Inc.	1,091,298	60,283,302
Comerica, Inc.	64,025	3,285,763
Fifth Third Bancorp	291,312	6,065,116
Huntington Bancshares, Inc.	290,806	3,289,016
JPMorgan Chase & Co.	1,334,777	90,444,490
KeyCorp	305,113	4,582,797
M&T Bank Corp.	47,826	5,974,902
The PNC Financial Services Group, Inc. (a)	186,281	17,817,778
Regions Financial Corp.	482,090	4,994,452
SunTrust Banks, Inc.	185,670	7,987,523
US Bancorp	637,713	27,676,744
Wells Fargo & Co.	1,685,347	94,783,915
Zions Bancorporation	73,089	2,319,480

		404,392,884
Beverages — 2.0%
Brown-Forman Corp., Class B	56,047	5,614,788
The Coca-Cola Co.	1,410,936	55,351,019
Coca-Cola Enterprises, Inc.	77,352	3,360,171
Constellation Brands, Inc., Class A	60,939	7,070,143
Beverages (concluded)
Dr Pepper Snapple Group, Inc.	68,961	$5,027,257
Molson Coors Brewing Co., Class B	57,422	4,008,630
Monster Beverage Corp. (b)	52,880	7,086,977
PepsiCo, Inc.	530,896	49,553,833

		137,072,818
Biotechnology — 3.1%
Alexion Pharmaceuticals, Inc. (b)	80,531	14,557,589
Amgen, Inc.	273,468	41,982,807
Biogen, Inc. (b)(c)	84,606	34,175,748
Celgene Corp. (b)	285,273	33,016,071
Gilead Sciences, Inc.	528,578	61,885,912
Regeneron Pharmaceuticals, Inc. (b)	27,117	13,833,195
Vertex Pharmaceuticals, Inc. (b)	87,671	10,825,615

		210,276,937
Building Products — 0.1%
Allegion PLC	34,669	2,084,994
Masco Corp.	125,021	3,334,310

		5,419,304
Capital Markets — 2.3%
Affiliated Managers Group, Inc. (b)	19,683	4,302,704
Ameriprise Financial, Inc.	65,238	8,150,183
The Bank of New York Mellon Corp.	403,378	16,929,775
BlackRock, Inc. (a)	45,672	15,801,599
The Charles Schwab Corp.	415,745	13,574,074
E*Trade Financial Corp. (b)	104,265	3,122,737
Franklin Resources, Inc.	140,285	6,878,174
The Goldman Sachs Group, Inc.	144,508	30,171,825
Invesco Ltd.	154,914	5,807,726
Legg Mason, Inc.	34,629	1,784,432
Morgan Stanley	552,681	21,438,496
Northern Trust Corp.	78,901	6,032,770
State Street Corp.	148,071	11,401,467
T. Rowe Price Group, Inc.	94,502	7,345,640

		152,741,602
Chemicals — 2.3%
Air Products & Chemicals, Inc.	69,521	9,512,558
Airgas, Inc.	24,445	2,585,792
CF Industries Holdings, Inc.	84,764	5,448,630
The Dow Chemical Co.	389,781	19,945,094
E.I. du Pont de Nemours & Co.	325,590	20,821,481
Eastman Chemical Co.	53,583	4,384,161
Ecolab, Inc.	96,387	10,898,478
FMC Corp.	48,029	2,523,924
International Flavors & Fragrances, Inc.	29,093	3,179,574
LyondellBasell Industries NV, Class A	141,294	14,626,755
Monsanto Co.	171,242	18,252,685
The Mosaic Co.	111,627	5,229,725
PPG Industries, Inc.	97,778	11,217,092
Praxair, Inc.	103,698	12,397,096
The Sherwin-Williams Co.	28,489	7,835,045
Sigma-Aldrich Corp.	42,955	5,985,779

		154,843,869
Commercial Services & Supplies — 0.4%
The ADT Corp. (c)	62,000	2,081,340
Cintas Corp.	34,045	2,879,867
Iron Mountain, Inc.	67,453	2,091,043
Pitney Bowes, Inc.	73,611	1,531,845

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015	19

Schedule of Investments (continued)	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Commercial Services & Supplies (concluded)
Republic Services, Inc.	89,723	$3,514,450
Stericycle, Inc. (b)	30,590	4,096,307
Tyco International PLC	151,434	5,827,180
Waste Management, Inc.	153,140	7,098,039

		29,120,071
Communications Equipment — 1.5%
Cisco Systems, Inc.	1,829,256	50,231,370
F5 Networks, Inc. (b)	25,872	3,113,695
Harris Corp.	44,324	3,408,959
Juniper Networks, Inc.	126,623	3,288,399
Motorola Solutions, Inc.	66,634	3,820,794
QUALCOMM, Inc.	586,112	36,708,194

		100,571,411
Construction & Engineering — 0.1%
Fluor Corp.	53,026	2,810,908
Jacobs Engineering Group, Inc. (b)	45,022	1,828,794
Quanta Services, Inc. (b)	76,190	2,195,796

		6,835,498
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	22,330	3,159,918
Vulcan Materials Co.	47,715	4,004,720

		7,164,638
Consumer Finance — 0.8%
American Express Co.	314,205	24,420,013
Capital One Financial Corp.	196,534	17,289,096
Discover Financial Services	159,157	9,170,626
Navient Corp.	140,345	2,555,682

		53,435,417
Containers & Packaging — 0.2%
Avery Dennison Corp.	32,739	1,995,115
Ball Corp.	49,584	3,478,318
MeadWestvaco Corp.	120,177	5,671,153
Owens-Illinois, Inc. (b)(c)	57,477	1,318,522
Sealed Air Corp.	75,591	3,883,865

		16,346,973
Distributors — 0.1%
Genuine Parts Co.	54,743	4,901,141
Diversified Consumer Services — 0.0%
H&R Block, Inc.	99,000	2,935,350
Diversified Financial Services — 1.9%
Berkshire Hathaway, Inc., Class B (b)	655,959	89,282,579
CME Group, Inc.	114,126	10,620,566
IntercontinentalExchange Group, Inc.	40,195	8,988,004
Leucadia National Corp.	113,415	2,753,716
McGraw-Hill Financial, Inc.	98,443	9,888,599
Moody’s Corp.	63,989	6,908,252
The NASDAQ OMX Group, Inc.	42,638	2,081,161

		130,522,877
Diversified Telecommunication Services — 2.2%
AT&T, Inc.	1,867,781	66,343,581
CenturyLink, Inc.	202,766	5,957,265
Frontier Communications Corp.	414,814	2,053,329
Level 3 Communications, Inc. (b)	105,817	5,573,382
Verizon Communications, Inc.	1,466,921	68,373,188

		148,300,745
Electric Utilities — 1.5%
American Electric Power Co., Inc.	176,219	$9,334,321
Duke Energy Corp.	248,728	17,565,171
Edison International	117,186	6,513,198
Entergy Corp.	64,570	4,552,185
Eversource Energy	114,250	5,188,093
Exelon Corp.	309,766	9,732,848
FirstEnergy Corp.	151,792	4,940,830
NextEra Energy, Inc.	159,740	15,659,312
Pepco Holdings, Inc.	90,931	2,449,681
Pinnacle West Capital Corp.	39,834	2,266,156
PPL Corp.	240,300	7,081,641
The Southern Co.	326,677	13,687,766
Xcel Energy, Inc.	182,324	5,867,186

		104,838,388
Electrical Equipment — 0.5%
AMETEK, Inc.	86,869	4,758,684
Eaton Corp. PLC	168,004	11,338,590
Emerson Electric Co.	240,488	13,330,250
Rockwell Automation, Inc.	48,412	6,034,071

		35,461,595
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	111,111	6,441,105
Corning, Inc.	452,668	8,931,139
FLIR Systems, Inc.	51,061	1,573,700
TE Connectivity Ltd.	146,240	9,403,232

		26,349,176
Energy Equipment & Services — 1.3%
Baker Hughes, Inc.	156,342	9,646,301
Cameron International Corp. (b)	69,316	3,630,079
Diamond Offshore Drilling, Inc. (c)	23,577	608,522
Ensco PLC, Class A	84,813	1,888,785
FMC Technologies, Inc. (b)	83,053	3,445,869
Halliburton Co.	306,037	13,181,014
Helmerich & Payne, Inc.	38,721	2,726,733
National Oilwell Varco, Inc.	139,506	6,735,350
Noble Corp. PLC	86,909	1,337,529
Schlumberger Ltd.	456,687	39,361,853
Transocean Ltd. (c)	122,948	1,981,922

		84,543,957
Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	158,072	21,349,204
CVS Health Corp.	405,830	42,563,451
The Kroger Co.	176,313	12,784,456
Sysco Corp.	213,561	7,709,552
Wal-Mart Stores, Inc.	567,589	40,259,088
Walgreens Boots Alliance, Inc.	313,853	26,501,747
Whole Foods Market, Inc.	128,864	5,082,396

		156,249,894
Food Products — 1.6%
Archer-Daniels-Midland Co.	223,132	10,759,425
Campbell Soup Co.	63,922	3,045,883
ConAgra Foods, Inc.	153,599	6,715,348
General Mills, Inc.	214,398	11,946,257
The Hershey Co.	52,786	4,688,980
Hormel Foods Corp.	48,477	2,732,649
The J.M. Smucker Co.	34,860	3,779,173
Kellogg Co.	90,119	5,650,461

See Notes to Financial Statements.

20	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Food Products (concluded)
Keurig Green Mountain, Inc.	41,534	$3,182,750
Kraft Foods Group, Inc.	213,027	18,137,119
McCormick & Co., Inc.	45,961	3,720,543
Mead Johnson Nutrition Co.	72,847	6,572,256
Mondelez International, Inc., Class A	585,052	24,069,039
Tyson Foods, Inc., Class A	104,928	4,473,081

		109,472,964
Gas Utilities — 0.0%
AGL Resources, Inc.	43,231	2,012,835
Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	535,466	26,280,671
Baxter International, Inc.	195,754	13,689,077
Becton Dickinson & Co.	75,311	10,667,803
Boston Scientific Corp. (b)	482,205	8,535,028
C.R. Bard, Inc.	26,705	4,558,544
DENTSPLY International, Inc.	50,340	2,595,027
Edwards Lifesciences Corp. (b)	38,686	5,510,047
Intuitive Surgical, Inc. (b)	13,257	6,423,017
Medtronic PLC	512,558	37,980,548
St. Jude Medical, Inc.	100,753	7,362,022
Stryker Corp.	107,522	10,275,878
Varian Medical Systems, Inc. (b)(c)	35,895	3,027,025
Zimmer Biomet Holdings, Inc.	61,289	6,694,597

		143,599,284
Health Care Providers & Services — 2.9%
Aetna, Inc.	125,598	16,008,721
AmerisourceBergen Corp.	75,065	7,982,412
Anthem, Inc.	95,147	15,617,429
Cardinal Health, Inc.	118,992	9,953,681
Cigna Corp.	92,568	14,996,016
DaVita HealthCare Partners, Inc. (b)	61,847	4,914,981
Express Scripts Holding Co. (b)	262,307	23,329,584
HCA Holdings, Inc. (b)(c)	104,314	9,463,366
Henry Schein, Inc. (b)	30,076	4,274,401
Humana, Inc.	53,872	10,304,636
Laboratory Corp. of America Holdings (b)	36,112	4,377,497
McKesson Corp.	83,284	18,723,076
Patterson Cos., Inc.	31,346	1,524,983
Quest Diagnostics, Inc.	51,662	3,746,528
Tenet Healthcare Corp. (b)	35,744	2,068,863
UnitedHealth Group, Inc.	342,374	41,769,628
Universal Health Services, Inc., Class B	32,787	4,659,033

		193,714,835
Health Care Technology — 0.1%
Cerner Corp. (b)	110,143	7,606,476
Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	162,215	8,011,799
Chipotle Mexican Grill, Inc. (b)	11,167	6,755,923
Darden Restaurants, Inc.	45,244	3,215,943
Marriott International, Inc., Class A	74,170	5,517,506
McDonald’s Corp.	344,752	32,775,573
Royal Caribbean Cruises Ltd.	59,322	4,668,048
Starbucks Corp.	539,689	28,935,426
Starwood Hotels & Resorts Worldwide, Inc.	61,464	4,984,116
Wyndham Worldwide Corp.	43,177	3,536,628
Wynn Resorts Ltd.	29,325	2,893,498
Yum! Brands, Inc.	155,523	14,009,512

		115,303,972
Household Durables — 0.4%
D.R. Horton, Inc.	119,998	$3,283,145
Garmin Ltd.	43,738	1,921,410
Harman International Industries, Inc.	25,592	3,043,913
Leggett & Platt, Inc.	49,755	2,422,073
Lennar Corp., Class A	64,212	3,277,381
Mohawk Industries, Inc. (b)	22,346	4,265,851
Newell Rubbermaid, Inc.	96,645	3,973,076
PulteGroup, Inc.	119,290	2,403,694
Whirlpool Corp.	28,287	4,895,065

		29,485,608
Household Products — 1.7%
The Clorox Co.	47,182	4,907,872
Colgate-Palmolive Co.	305,829	20,004,275
Kimberly-Clark Corp.	130,957	13,877,513
The Procter & Gamble Co.	975,791	76,345,888

		115,135,548
Independent Power and Renewable Electricity Producers — 0.1%
The AES Corp.	245,456	3,254,747
NRG Energy, Inc.	120,782	2,763,492

		6,018,239
Industrial Conglomerates — 2.3%
3M Co.	228,156	35,204,471
Danaher Corp.	221,491	18,957,415
General Electric Co.	3,624,038	96,290,689
Roper Industries, Inc.	36,155	6,235,291

		156,687,866
Insurance — 2.7%
ACE Ltd.	117,467	11,944,044
Aflac, Inc.	156,057	9,706,745
The Allstate Corp.	147,111	9,543,090
American International Group, Inc.	479,346	29,633,170
Aon PLC	101,333	10,100,873
Assurant, Inc.	24,234	1,623,678
The Chubb Corp.	82,636	7,861,989
Cincinnati Financial Corp.	53,204	2,669,777
Genworth Financial, Inc., Class A (b)	182,289	1,379,928
Hartford Financial Services Group, Inc.	151,038	6,278,650
Lincoln National Corp.	91,006	5,389,375
Loews Corp.	106,860	4,115,179
Marsh & McLennan Cos., Inc.	193,651	10,980,012
MetLife, Inc.	401,330	22,470,467
Principal Financial Group, Inc.	98,570	5,055,655
The Progressive Corp.	192,029	5,344,167
Prudential Financial, Inc.	162,932	14,259,809
Torchmark Corp.	45,499	2,648,952
The Travelers Cos., Inc.	114,627	11,079,846
Unum Group	89,743	3,208,312
XL Group PLC	110,289	4,102,751

		179,396,469
Internet & Catalog Retail — 1.5%
Amazon.com, Inc. (b)	137,345	59,620,091
Expedia, Inc.	35,862	3,921,510
Netflix, Inc. (b)	21,805	14,324,577
The Priceline Group, Inc. (b)	18,645	21,467,294
TripAdvisor, Inc. (b)	40,261	3,508,343

		102,841,815

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015	21

Schedule of Investments (continued)	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Internet Software & Services — 3.3%
Akamai Technologies, Inc. (b)	64,223	$4,484,050
eBay, Inc. (b)	397,614	23,952,267
Equinix, Inc. (c)	20,474	5,200,396
Facebook, Inc., Class A (b)	757,535	64,969,989
Google, Inc., Class A (b)	102,940	55,591,718
Google, Inc., Class C (b)	103,234	53,734,329
VeriSign, Inc. (b)(c)	37,835	2,335,176
Yahoo!, Inc. (b)	313,906	12,333,367

		222,601,292
IT Services — 3.3%
Accenture PLC, Class A	225,247	21,799,405
Alliance Data Systems Corp. (b)	22,318	6,515,517
Automatic Data Processing, Inc.	168,875	13,548,841
Cognizant Technology Solutions Corp., Class A (b)	219,587	13,414,570
Computer Sciences Corp.	49,302	3,236,183
Fidelity National Information Services, Inc.	101,955	6,300,819
Fiserv, Inc. (b)	85,167	7,054,383
International Business Machines Corp.	329,390	53,578,577
Mastercard, Inc., Class A	348,596	32,586,754
Paychex, Inc.	117,579	5,512,103
Teradata Corp. (b)(c)	50,758	1,878,046
Total System Services, Inc.	59,192	2,472,450
Visa, Inc., Class A	695,267	46,687,179
The Western Union Co.	185,703	3,775,342
Xerox Corp.	373,236	3,971,231

		222,331,400
Leisure Products — 0.1%
Hasbro, Inc.	40,295	3,013,663
Mattel, Inc.	121,692	3,126,268

		6,139,931
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	119,841	4,623,466
PerkinElmer, Inc.	40,789	2,147,133
Thermo Fisher Scientific, Inc.	143,171	18,577,869
Waters Corp. (b)	29,743	3,818,406

		29,166,874
Machinery — 1.5%
Caterpillar, Inc.	217,115	18,415,694
Cummins, Inc.	60,310	7,912,069
Deere & Co.	120,085	11,654,249
Dover Corp.	57,919	4,064,755
Flowserve Corp.	48,445	2,551,114
Illinois Tool Works, Inc.	121,942	11,193,056
Ingersoll-Rand PLC	95,213	6,419,261
Joy Global, Inc.	34,113	1,234,891
PACCAR, Inc.	127,611	8,142,858
Pall Corp.	38,424	4,781,867
Parker Hannifin Corp.	49,774	5,790,209
Pentair PLC	64,849	4,458,369
Snap-on, Inc.	20,977	3,340,587
Stanley Black & Decker, Inc.	55,001	5,788,305
Xylem, Inc.	65,584	2,431,199

		98,178,483
Media — 3.6%
Cablevision Systems Corp., New York Group, Class A	79,517	1,903,637
CBS Corp., Class B	162,850	9,038,175
Media (concluded)
Comcast Corp., Class A	904,053	$54,369,747
DIRECTV (b)	180,844	16,780,515
Discovery Communications, Inc., Class A (b)(c)	51,909	1,726,493
Discovery Communications, Inc., Class C (b)	94,536	2,938,179
The Interpublic Group of Cos., Inc.	148,523	2,862,038
News Corp., Class A (b)	180,100	2,627,659
Omnicom Group, Inc.	87,873	6,106,295
Scripps Networks Interactive, Inc., Class A	34,067	2,226,960
TEGNA, Inc.	81,594	2,616,720
Time Warner Cable, Inc.	101,675	18,115,435
Time Warner, Inc.	296,587	25,924,670
Twenty-First Century Fox, Inc., Class A	636,411	20,711,996
Viacom, Inc., Class B	128,574	8,311,023
The Walt Disney Co.	561,457	64,084,702

		240,344,244
Metals & Mining — 0.3%
Alcoa, Inc.	439,658	4,902,187
Allegheny Technologies, Inc.	40,097	1,210,930
Freeport-McMoRan Copper & Gold, Inc.	374,076	6,965,295
Newmont Mining Corp.	190,212	4,443,352
Nucor Corp.	114,785	5,058,575

		22,580,339
Multi-Utilities — 1.1%
Ameren Corp.	87,270	3,288,334
CenterPoint Energy, Inc.	154,734	2,944,588
CMS Energy Corp.	99,268	3,160,693
Consolidated Edison, Inc.	105,340	6,097,079
Dominion Resources, Inc.	213,457	14,273,870
DTE Energy Co.	64,501	4,814,355
NiSource, Inc.	114,153	5,204,235
PG&E Corp.	172,692	8,479,177
Public Service Enterprise Group, Inc.	181,946	7,146,839
SCANA Corp.	51,404	2,603,613
Sempra Energy	83,708	8,282,069
TECO Energy, Inc.	86,116	1,520,809
WEC Energy Group, Inc.	113,546	5,106,170

		72,921,831
Multiline Retail — 0.8%
Dollar General Corp.	106,863	8,307,530
Dollar Tree, Inc. (b)	74,162	5,858,056
Family Dollar Stores, Inc.	34,578	2,725,092
Kohl’s Corp.	70,586	4,419,389
Macy’s, Inc.	120,998	8,163,735
Nordstrom, Inc.	50,713	3,778,119
Target Corp.	229,649	18,746,248

		51,998,169
Oil, Gas & Consumable Fuels — 6.3%
Anadarko Petroleum Corp.	182,691	14,260,860
Apache Corp.	135,631	7,816,415
Cabot Oil & Gas Corp.	148,763	4,691,985
Chesapeake Energy Corp. (c)	186,426	2,082,378
Chevron Corp.	676,357	65,248,160
Cimarex Energy Co.	33,691	3,716,454
ConocoPhillips	443,458	27,232,756
CONSOL Energy, Inc.	83,199	1,808,746
Devon Energy Corp.	138,990	8,268,515
EOG Resources, Inc.	197,437	17,285,609

See Notes to Financial Statements.

22	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

Schedule of Investments (continued)	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
EQT Corp.	54,795	$4,457,025
Exxon Mobil Corp.	1,503,831	125,118,739
Hess Corp.	87,859	5,876,010
Kinder Morgan, Inc.	623,862	23,950,062
Marathon Oil Corp.	242,763	6,442,930
Marathon Petroleum Corp.	195,401	10,221,426
Murphy Oil Corp.	60,170	2,501,267
Newfield Exploration Co. (b)	58,556	2,115,043
Noble Energy, Inc.	139,196	5,940,885
Occidental Petroleum Corp.	276,272	21,485,674
ONEOK, Inc.	75,086	2,964,395
Phillips 66	195,061	15,714,114
Pioneer Natural Resources Co.	53,699	7,447,514
Range Resources Corp.	59,891	2,957,418
Southwestern Energy Co. (b)(c)	139,190	3,163,789
Spectra Energy Corp.	241,459	7,871,563
Tesoro Corp.	45,294	3,823,267
Valero Energy Corp.	182,938	11,451,919
The Williams Cos., Inc.	242,460	13,914,779

		429,829,697
Paper & Forest Products — 0.1%
International Paper Co.	152,094	7,238,153
Personal Products — 0.1%
The Estee Lauder Cos., Inc., Class A	80,299	6,958,711
Pharmaceuticals — 6.3%
AbbVie, Inc.	618,480	41,555,671
Allergan PLC (b)	141,152	42,833,986
Bristol-Myers Squibb Co.	599,566	39,895,122
Eli Lilly & Co.	351,247	29,325,612
Endo International PLC (b)	72,931	5,808,954
Hospira, Inc. (b)	62,144	5,512,794
Johnson & Johnson	997,389	97,205,532
Mallinckrodt PLC (b)	42,073	4,952,834
Merck & Co., Inc.	1,016,156	57,849,761
Mylan NV (b)	148,052	10,046,809
Perrigo Co. PLC	52,607	9,723,352
Pfizer, Inc.	2,214,747	74,260,467
Zoetis, Inc.	179,824	8,671,113

		427,642,007
Professional Services — 0.2%
The Dun & Bradstreet Corp.	13,110	1,599,420
Equifax, Inc.	42,804	4,155,840
Nielsen NV.	132,757	5,943,531
Robert Half International, Inc.	48,584	2,696,412

		14,395,203
Real Estate Investment Trusts (REITs) — 2.2%
American Tower Corp.	152,174	14,196,312
Apartment Investment & Management Co., Class A	56,410	2,083,221
AvalonBay Communities, Inc.	47,545	7,601,019
Boston Properties, Inc.	55,177	6,678,624
Crown Castle International Corp.	121,384	9,747,135
Equity Residential	130,917	9,186,446
Essex Property Trust, Inc.	23,506	4,995,025
General Growth Properties, Inc.	226,312	5,807,166
HCP, Inc.	166,053	6,055,953
Health Care REIT, Inc.	126,257	8,286,247
Host Hotels & Resorts, Inc.	272,516	5,403,992
Real Estate Investment Trusts (REITs) (concluded)
Kimco Realty Corp.	148,457	$3,346,221
The Macerich Co.	50,662	3,779,385
Plum Creek Timber Co., Inc.	63,168	2,562,726
Prologis, Inc.	188,486	6,992,831
Public Storage	52,237	9,630,936
Realty Income Corp. (c)	83,638	3,712,691
Simon Property Group, Inc.	111,955	19,370,454
SL Green Realty Corp.	35,818	3,936,040
Ventas, Inc. (c)	111,891	6,947,312
Vornado Realty Trust	62,977	5,978,407
Weyerhaeuser Co.	186,219	5,865,898

		152,164,041
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (b)	100,602	3,722,274
Road & Rail — 0.9%
CSX Corp.	355,350	11,602,177
JB Hunt Transport Services, Inc.	33,102	2,717,343
Kansas City Southern	39,761	3,626,203
Norfolk Southern Corp.	109,646	9,578,675
Ryder System, Inc.	19,261	1,682,834
Union Pacific Corp.	314,927	30,034,588

		59,241,820
Semiconductors & Semiconductor Equipment — 2.3%
Altera Corp.	108,294	5,544,653
Analog Devices, Inc.	112,773	7,238,335
Applied Materials, Inc.	442,973	8,513,941
Avago Technologies Ltd. (c)	92,288	12,267,844
Broadcom Corp., Class A	195,604	10,071,650
First Solar, Inc. (b)	27,607	1,296,977
Intel Corp.	1,706,288	51,896,750
KLA-Tencor Corp.	58,026	3,261,641
Lam Research Corp.	56,946	4,632,557
Linear Technology Corp.	86,130	3,809,530
Microchip Technology, Inc.	72,771	3,451,165
Micron Technology, Inc. (b)	387,481	7,300,142
NVIDIA Corp.	183,829	3,696,801
Qorvo, Inc. (b)	53,748	4,314,352
Skyworks Solutions, Inc.	68,733	7,155,105
Texas Instruments, Inc.	374,191	19,274,578
Xilinx, Inc.	93,010	4,107,322

		157,833,343
Software — 3.6%
Adobe Systems, Inc. (b)	170,937	13,847,606
Autodesk, Inc. (b)	81,881	4,100,191
CA, Inc.	113,861	3,334,989
Citrix Systems, Inc. (b)	57,652	4,044,864
Electronic Arts, Inc. (b)	111,836	7,437,094
Intuit, Inc.	99,151	9,991,446
Microsoft Corp.	2,909,600	128,458,840
Oracle Corp.	1,146,623	46,208,907
Red Hat, Inc. (b)	65,935	5,006,445
Salesforce.com, Inc. (b)	219,281	15,268,536
Symantec Corp.	244,840	5,692,530

		243,391,448
Specialty Retail — 2.3%
AutoNation, Inc. (b)	27,276	1,717,842
AutoZone, Inc. (b)(c)	11,410	7,609,329

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015	23

Schedule of Investments (continued)	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail (concluded)
Bed Bath & Beyond, Inc. (b)	61,616	$4,250,272
Best Buy Co., Inc.	105,313	3,434,257
CarMax, Inc. (b)(c)	75,254	4,982,567
GameStop Corp., Class A (c)	37,969	1,631,148
The Gap, Inc.	94,571	3,609,775
The Home Depot, Inc.	467,207	51,920,714
L Brands, Inc.	88,210	7,562,243
Lowe’s Cos., Inc.	335,462	22,465,890
O’Reilly Automotive, Inc. (b)	36,324	8,208,498
Ross Stores, Inc.	148,830	7,234,626
Staples, Inc.	230,426	3,527,822
Tiffany & Co.	40,416	3,710,189
TJX Cos., Inc.	244,716	16,192,858
Tractor Supply Co.	49,070	4,413,356
Urban Outfitters, Inc. (b)	35,003	1,225,105

		153,696,491
Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	2,072,086	259,891,387
EMC Corp.	698,507	18,433,600
Hewlett-Packard Co.	649,719	19,498,067
NetApp, Inc.	112,143	3,539,233
SanDisk Corp.	74,425	4,333,024
Seagate Technology PLC	114,717	5,449,057
Western Digital Corp.	78,070	6,122,249

		317,266,617
Textiles, Apparel & Luxury Goods — 0.9%
Coach, Inc.	99,373	3,439,300
Fossil Group, Inc. (b)(c)	15,506	1,075,496
Hanesbrands, Inc.	144,469	4,813,707
Michael Kors Holdings Ltd. (b)	71,592	3,013,307
NIKE, Inc., Class B	250,475	27,056,309
PVH Corp.	29,743	3,426,394
Ralph Lauren Corp.	21,736	2,876,977
Under Armour, Inc., Class A (b)	60,468	5,045,450
VF Corp.	122,282	8,527,947

		59,274,887
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	175,105	1,730,038
People’s United Financial, Inc.	112,010	1,815,682

		3,545,720
Tobacco — 1.3%
Altria Group, Inc.	707,318	$34,594,923
Philip Morris International, Inc.	557,186	44,669,602
Reynolds American, Inc.	149,506	11,162,118

		90,426,643
Trading Companies & Distributors — 0.2%
Fastenal Co.	97,779	4,124,318
United Rentals, Inc. (b)(c)	34,878	3,056,011
W.W. Grainger, Inc.	21,422	5,069,516

		12,249,845
Total Long-Term Investments (Cost — $3,928,129,254) — 96.8%		6,556,885,212

Short-Term Securities
Money Market Fund — 3.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (a)(d)	176,986,191	176,986,191
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (a)(d)(e)	47,201,629	47,201,629
Total Short-Term Securities (Cost — $224,187,820) — 3.3%		224,187,820
Total Investments Before Investments Sold Short (Cost — $4,152,317,074) — 100.1%		6,781,073,032

Investments Sold Short (f)
Common Stocks
Chemicals — 0.0%
The Chemours Co. (b)	(65,118)	(1,041,888)
Household Durables — 0.0%
TopBuild Corp. (b)	(12,502)	(362,558)
Total Investments Sold Short (Proceeds — $1,404,110) — 0.0%		(1,404,446)
Total Investments, Net of Investment Sold Short (Cost — $4,150,912,964) — 100.1%		6,779,668,586
Liabilities in Excess of Other Assets — (0.1)%		(8,490,162)

Net Assets — 100.0%		$6,771,178,424

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Shares Purchased		Shares Sold	Shares Held at June 30, 2015	Value at June 30, 2015	Income		Realized Gain
BlackRock, Inc.	39,755	6,071		(154)	45,672	$15,801,599	$192,267		$9,903
BlackRock Cash Funds: Institutional, SL Agency Shares	76,063,771	100,922,420	[1]	—	176,986,191	$176,986,191	$186,462		—
BlackRock Cash Funds: Prime, SL Agency Shares	6,710,893	40,490,736	[1]	—	47,201,629	$47,201,629	$173,537	[2]	—
The PNC Financial Services Group, Inc.	164,243	23,833		(1,795)	186,281	$17,817,778	$171,575		$54,146

[1]   Represents net shares purchased.

[2]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(b)	Non-income producing security.

See Notes to Financial Statements.

24	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

Schedule of Investments (concluded)	S&P 500 Index Master Portfolio

(c)	Security, or a portion of security, is on loan.

(d)	Represents the current yield as of report date.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

(f)	In order to track the performance of its benchmark index, the Master Portfolio sold non-index securities that it subsequently received in corporate action occurring on the opening of market trading on the following business day.

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Long	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
1,818	S&P 500 E-Mini Index	Chicago Mercantile	September 2015	$186,744,960	$(3,507,526)

•

For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$6,556,885,212	—	—	$6,556,885,212
Short-Term Securities:
Money Market Funds	224,187,820	—	—	224,187,820
Liabilities:
Investments Sold Short	(1,404,446)	—	—	(1,404,446)

Total	$6,779,668,586	—	—	$6,779,668,586

[1] See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(3,507,526)	—	—	$(3,507,526)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$7,962,600	—	—	$7,962,600
Liabilities:
Collateral on securities loaned at value	—	$(47,201,629)	—	(47,201,629)

Total	$7,962,600	$(47,201,629)	—	$(39,239,029)

During the six months ended June 20, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015	25

Statement of Assets and Liabilities	S&P 500 Index Master Portfolio

June 30, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $46,306,043) (cost — $3,907,632,181)	$6,523,265,835
Investments at value — affiliated (cost — $244,684,893)	257,807,197
Cash pledged for financial futures contracts	7,962,600
Receivables:
Contributions from investors	25,691,440
Dividends	7,455,085
Investments sold	3,070,050
Securities lending income — affiliated	21,429
Variation margin receivable on financial futures contracts	335,924

Total assets	6,825,609,560

Liabilities
Collateral on securities loaned at value	47,201,629
Investments sold short at value (proceeds — $1,404,110)	1,404,446
Payables:
Investments purchased	5,574,125
Investment advisory fees	190,515
Professional fees	25,673
Officer’s and Trustees’ fees	23,593
Withdrawals to investors	11,155

Total liabilities	54,431,136

Net Assets	$6,771,178,424

Net Assets Consist of
Investors’ capital	$4,145,930,328
Net unrealized appreciation (depreciation)	2,625,248,096

Net Assets	$6,771,178,424

See Notes to Financial Statements.

26	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

Statement of Operations	S&P 500 Index Master Portfolio

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends — unaffiliated	$62,201,697
Dividends — affiliated	363,842
Interest — affiliated	186,462
Securities lending — affiliated — net	173,537
Foreign taxes withheld	(12,996)

Total income	62,912,542

Expenses
Investment advisory	1,492,644
Officer and Trustees	81,105
Professional	23,626

Total expenses	1,597,375
Less fees waived by the Manager	(179,447)

Total expenses after fees waived	1,417,928

Net investment income	61,494,614

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	56,744,520
Investments — affiliated	64,049
Financial futures contracts	9,822,347

66,630,916

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(59,167,319)
Investments — affiliated	77,472
Financial futures contracts	(4,117,513)
Short sales	336

(63,207,024)

Net realized and unrealized gain	3,423,892

Net Increase in Net Assets Resulting from Operations	$64,918,506

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015	27

Statements of Changes in Net Assets	S&P 500 Index Master Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$61,494,614	$108,892,318
Net realized gain	66,630,916	76,733,344
Net change in unrealized appreciation (depreciation)	(63,207,024)	527,569,116

Net increase in net assets resulting from operations	64,918,506	713,194,778

Capital Transactions
Proceeds from contributions	2,008,992,597	539,481,303
Value of withdrawals	(1,051,310,965)	(775,228,002)

Net increase (decrease) in net assets derived from capital transactions	957,681,632	(235,746,699)

Net Assets
Total increase in net assets	1,022,600,138	477,448,079
Beginning of period	5,748,578,286	5,271,130,207

End of period	$6,771,178,424	$5,748,578,286

Financial Highlights	S&P 500 Index Master Portfolio

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010

Total Return
Total return	1.23%	[1]	13.63%	32.33%	15.98%	2.13%	15.06%

Ratio to Average Net Assets
Total expenses	0.05%	[2]	0.05%	0.05%	0.06%	0.06%	0.05%

Total expenses after fees waived and paid indirectly	0.04%	[2]	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	1.91%	[2]	1.98%	2.08%	2.22%	2.08%	2.01%

Supplemental Data
Net assets, end of period (000)	$6,771,178		$5,748,578	$5,271,130	$1,717,932	$2,108,316	$2,158,717

Portfolio turnover rate	1%		3%	2%	10%	5%	9%

[1]	Aggregate total return.

[2]	Annualized.

See Notes to Financial Statements.

28	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

Notes to Financial Statements (Unaudited)	S&P 500 Index Master Portfolio

1. Organization:

S&P 500 Index Master Portfolio (the “Master Portfolio”) (formerly known as S&P 500 Stock Master Portfolio), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisor, LLC (“the Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments. Investments in open-end registered investment companies are valued at NAV each business day. Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Master Portfolio enters into certain investments (e.g., financial futures contracts and short sales) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015	29

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

The Master Portfolio an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
The market value of securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$61,530	$(61,530)	—
Citigroup Global Markets, Inc.	1,601,215	(1,601,215)	—
Credit Suisse Securities (USA) LLC	16,485,265	(16,485,265)	—
Deutsche Bank Securities Inc.	1,182,861	(1,182,861)	—
Goldman Sachs & Co.	8,023,119	(8,023,119)	—
HSBC Bank PLC	15,606	(15,606)	—
Jefferies LLC	353,328	(353,328)	—
JP Morgan Securities LLC	13,245,643	(13,245,643)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3,281,812	(3,281,812)	—
Morgan Stanley	25,110	(25,110)	—
National Financial Services LLC	166,300	(166,300)	—
SG Americas Securities LLC	677,081	(677,081)	—

30	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
State Street Bank & Trust Co.	$1,063,559	$(1,063,559)	—
UBS Securities LLC	123,614	(123,614)	—

Total	$46,306,043	$(46,306,043)	—

[1]

Collateral with a value of $47,201,629 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Short Sales: The Master Portfolio may enter into short sale transactions in which the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, the Master Portfolio delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedule of Investments. The Master Portfolio may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Master Portfolio is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statement of Operations. The Master Portfolio may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as stock loan fees in the Statement of Operations. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Master Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage economically its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Master Portfolio invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015	31

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015
		Value
	Statement of Assets and Liabilities Location	Derivative Liabilities
Equity contracts	Net unrealized depreciation[1]	$(3,507,526)

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2015
	Net Realized Gain From	Net Change in Unrealized Appreciation (Depreciation) on
Equity contracts:
Financial futures contracts	$9,822,347	$(4,117,513)

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — long	$202,491,840

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Master Portfolio.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BFA, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.04%. Prior to April 30, 2015, the annual rates as a percentage of average daily net assets was 0.05%.

MIP entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL may delegate certain of its administration duties to sub-administrators.

BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

32	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

BAL is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. For six months ended June 30, 2015, the amount waived was $74,716.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2016. The amount of the waiver, if any, is shown as fees reimbursed in the Statement of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to a securities lending agreement effective March 9, 2015, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. For the period January 1, 2015 through March 8, 2015, BTC could lend securities with respect to the Master Portfolio only when the difference between the borrower rebate rate and the risk free rate exceeded a certain level, and the Master Portfolio retained 80% (85% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in the calendar year 2014 exceeded a specified threshold and for the remainder of that calendar year) of securities lending income.

The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2015, the Master Portfolio paid BTC $59,400 in total for securities lending agent services and collateral investment fees.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended June 30, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $123,951,582 and $10,591,711, respectively.

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities were $945,541,698 and $50,022,682, respectively.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015	33

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

7. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$3,806,423,172

Gross unrealized appreciation	$3,081,075,880
Gross unrealized depreciation	(106,426,020)

Net unrealized appreciation	$2,974,649,860

8. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Master Portfolio did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. BlackRock S&P 500 Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance relative to its peers, benchmark, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and /or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio and/or the Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015	35

Disclosure of Investment Advisory Agreement (continued)

funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper1, as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2016. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

36	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

Disclosure of Investment Advisory Agreement (continued)

the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Portfolio’s gross performance (before expenses and fees), as agreed upon by the Board, was out of tolerance, within tolerance and within tolerance of its benchmark, respectively. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the Portfolio.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015	37

Disclosure of Investment Advisory Agreement (continued)

and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the Portfolio’s total expense ratio each ranked in the first quartile, relative to the Portfolio’s Expense Peers. The Board noted that BlackRock proposed, and the Board agreed to, a contractual reduction of the Master Portfolio’s advisory fee. This advisory fee reduction was implemented on April 30, 2015. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio/Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

38	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

Disclosure of Investment Advisory Agreement (concluded)

Conclusion

The Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015	39

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust/MIP and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust/MIP.

Effective May 18, 2015, Ian MacKinnon resigned as a Trustee of the Trust/MIP.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 400 Howard Street San Francisco, CA 94105

40	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015	41

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

42	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SPSF-6/15-SAR

Portfolio Information as of June 30, 2015 (Unaudited)

Ten Largest Holdings	Percent of Long-Term Investments

Apple, Inc.	4%
JPMorgan Chase & Co.	2
Qualcomm, Inc.	2
CVS Health Corp.	2
Microsoft Corp.	2
Amgen, Inc.	2
Pfizer, Inc.	2
Home Depot, Inc.	1
Verizon Communications, Inc.	1
Google, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	23%
Health Care	18
Financials	16
Consumer Discretionary	15
Industrials	8
Energy	7
Consumer Staples	7
Materials	3
Telecommunication Services	2
Utilities	1

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Portfolio Information as of June 30, 2015

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015	1

Schedule of Investments June 30, 2015 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.8%
The Boeing Co.	24,689	$3,424,858
General Dynamics Corp.	69,442	9,839,237
Honeywell International, Inc.	24,530	2,501,324
Lockheed Martin Corp.	12,690	2,359,071
Northrop Grumman Corp. (a)	5,010	794,736
Orbital ATK, Inc.	28,364	2,080,783
Raytheon Co.	85,227	8,154,520
Rockwell Collins, Inc. (a)	41,580	3,839,913
Spirit Aerosystems Holdings, Inc., Class A (b)	13,800	760,518
Vectrus, Inc. (b)	26,560	660,547

		34,415,507
Air Freight & Logistics — 0.5%
FedEx Corp.	59,373	10,117,159
Airlines — 0.9%
American Airlines Group, Inc.	52,190	2,084,208
Delta Air Lines, Inc. (a)	20,851	856,559
Southwest Airlines Co. (a)	136,827	4,527,605
United Continental Holdings, Inc. (b)	172,405	9,139,189

		16,607,561
Auto Components — 1.1%
Allison Transmission Holdings, Inc.	22,973	672,190
Lear Corp.	184,521	20,714,327

		21,386,517
Automobiles — 0.4%
General Motors Co.	184,180	6,138,720
Thor Industries, Inc. (a)	13,947	784,937

		6,923,657
Banks — 2.6%
CIT Group, Inc.	129,702	6,029,846
Citizens Financial Group, Inc.	38,975	1,064,407
City National Corp.	1,790	161,798
East West Bancorp, Inc.	41,142	1,843,984
KeyCorp	206,680	3,104,334
PacWest Bancorp	19,664	919,489
Regions Financial Corp.	388,320	4,022,995
Signature Bank (b)	27,181	3,979,027
US Bancorp	304,230	13,203,582
Wells Fargo & Co.	292,069	16,425,960

		50,755,422
Beverages — 1.7%
The Coca-Cola Co.	169,275	6,640,658
Coca-Cola Enterprises, Inc.	133,468	5,797,850
Dr Pepper Snapple Group, Inc.	266,249	19,409,552
Molson Coors Brewing Co., Class B	8,573	598,481

		32,446,541
Biotechnology — 2.8%
Amgen, Inc.	209,140	32,107,173
Biogen, Inc. (b)	688	277,911
Celgene Corp. (b)	45,754	5,295,339
Gilead Sciences, Inc.	128,366	15,029,091
Medivation, Inc. (b)	3,677	419,913

		53,129,427
Capital Markets — 1.2%
Ameriprise Financial, Inc.	84,987	10,617,426
Capital Markets (concluded)
The Goldman Sachs Group, Inc.	17,434	$3,640,045
Invesco Ltd.	57,999	2,174,382
KKR & Co. LP	55,516	1,268,541
Morgan Stanley	115,250	4,470,547
State Street Corp.	4,030	310,310

		22,481,251
Chemicals — 2.6%
Air Products & Chemicals, Inc.	23,917	3,272,563
Akzo Nobel NV — ADR	250,610	6,094,835
Ashland, Inc.	1,120	136,528
Axalta Coating Systems, Ltd. (b)	57,873	1,914,439
Cabot Corp.	57,487	2,143,690
Celanese Corp., Series A	9,300	668,484
Cytec Industries, Inc.	62,208	3,765,450
The Dow Chemical Co.	58,660	3,001,632
LyondellBasell Industries NV, Class A	100,209	10,373,636
The Mosaic Co.	117,244	5,492,881
PPG Industries, Inc.	109,890	12,606,581
Rayonier Advanced Materials, Inc.	49,496	804,805
Sigma-Aldrich Corp.	4,333	603,804

		50,879,328
Communications Equipment — 3.4%
Cisco Systems, Inc.	886,050	24,330,933
Harris Corp.	9,954	765,562
Motorola Solutions, Inc.	15,610	895,077
QUALCOMM, Inc.	552,379	34,595,497
Telefonaktiebolaget LM Ericsson — ADR (a)	554,760	5,791,695

		66,378,764
Construction & Engineering — 0.4%
AECOM Technology Corp. (a)(b)	170,280	5,632,862
Jacobs Engineering Group, Inc. (a)(b)	50,890	2,067,152

		7,700,014
Consumer Finance — 2.7%
Ally Financial, Inc. (b)	380,003	8,523,467
Capital One Financial Corp.	151,840	13,357,365
Discover Financial Services	354,370	20,418,800
Santander Consumer USA Holdings, Inc.	15,649	400,145
SLM Corp. (b)	961,013	9,485,198

		52,184,975
Containers & Packaging — 0.5%
Bemis Co., Inc.	19,634	883,726
Berry Plastics Group, Inc. (b)	33,051	1,070,852
Crown Holdings, Inc. (b)	9,820	519,576
MeadWestvaco Corp.	6,095	287,623
Packaging Corp. of America	61,293	3,830,200
Rock-Tenn Co., Class A	35,688	2,148,418

		8,740,395
Diversified Consumer Services — 0.2%
ServiceMaster Global Holdings, Inc. (b)	83,536	3,021,497
Diversified Financial Services — 4.3%
Berkshire Hathaway, Inc., Class B (b)	7,398	1,006,942
Citigroup, Inc.	437,090	24,144,852
CME Group, Inc.	3,997	371,961
FNFV Group (b)	275,406	4,235,744
IntercontinentalExchange Group, Inc.	4,032	901,595

Portfolio Abbreviations

ADR	American Depositary Receipts
S&P	Standard and Poor’s
USD	U.S. Dollar

See Notes to Financial Statements.

2	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Diversified Financial Services (concluded)
JPMorgan Chase & Co.	620,060	$42,015,266
The NASDAQ OMX Group, Inc.	200,990	9,810,322

		82,486,682
Diversified Telecommunication Services — 1.3%
Verizon Communications, Inc.	555,310	25,882,999
Electric Utilities — 0.2%
American Electric Power Co., Inc.	9,039	478,796
Exelon Corp.	116,320	3,654,774
FirstEnergy Corp.	1,520	49,476
NextEra Energy, Inc.	4,173	409,079

		4,592,125
Electrical Equipment — 0.1%
SolarCity Corp. (a)(b)	49,100	2,629,305
Electronic Equipment, Instruments & Components — 0.7%
Avnet, Inc.	23,750	976,362
Fitbit, Inc., Series A (a)(b)	1,695	64,800
Flextronics International Ltd. (b)	266,208	3,010,812
Ingram Micro, Inc., Class A (b)	118,506	2,966,205
Keysight Technologies, Inc. (b)	90,999	2,838,259
National Instruments Corp.	89,634	2,640,618
TE Connectivity Ltd.	24,960	1,604,928

		14,101,984
Energy Equipment & Services — 1.4%
Atwood Oceanics, Inc. (a)	89,881	2,376,453
Baker Hughes, Inc.	33,160	2,045,972
Cameron International Corp. (b)	83,673	4,381,955
Dresser-Rand Group, Inc. (b)	2,776	236,460
Halliburton Co.	60,910	2,623,394
Oceaneering International, Inc.	61,620	2,870,876
Schlumberger Ltd.	104,362	8,994,961
Superior Energy Services, Inc.	161,780	3,403,851

		26,933,922
Food & Staples Retailing — 2.8%
Costco Wholesale Corp. (a)	52,722	7,120,633
CVS Health Corp.	327,969	34,397,389
The Kroger Co.	90,450	6,558,530
Rite Aid Corp. (b)	32,351	270,131
Supervalu, Inc. (b)	317,405	2,567,806
Wal-Mart Stores, Inc.	48,880	3,467,058

		54,381,547
Food Products — 0.6%
Cal-Maine Foods, Inc.	4,699	245,288
Kellogg Co.	3,010	188,727
Mead Johnson Nutrition Co.	30,832	2,781,663
Pilgrim’s Pride Corp. (a)	206,658	4,746,934
Tyson Foods, Inc., Class A	77,720	3,313,204

		11,275,816
Gas Utilities — 0.0%
UGI Corp.	2,780	95,771
Health Care Equipment & Supplies — 2.5%
Alere, Inc. (b)	9,777	515,737
Baxter International, Inc.	279,696	19,559,141
C.R. Bard, Inc.	1,358	231,811
Edwards Lifesciences Corp. (b)	80,546	11,472,167
Halyard Health, Inc. (a)(b)	35,396	1,433,538
Hologic, Inc. (a)(b)	165,500	6,298,930
Medtronic PLC	84,679	6,274,714
Zimmer Holdings, Inc. (a)	27,210	2,972,148

		48,758,186
Health Care Providers & Services — 7.3%
Aetna, Inc.	134,926	17,197,668
AmerisourceBergen Corp.	87,802	9,336,865
Cardinal Health, Inc.	112,008	9,369,469
Catamaran Corp. (b)	7,591	463,658
Centene Corp. (b)	131,512	10,573,565
Cigna Corp.	84,160	13,633,920
Community Health Systems, Inc. (b)	105,420	6,638,297
Health Net, Inc. (b)	30,601	1,962,136
Laboratory Corp. of America Holdings (b)	115,360	13,983,939
McKesson Corp.	55,270	12,425,249
Quest Diagnostics, Inc. (a)	106,910	7,753,113
UnitedHealth Group, Inc.	179,338	21,879,236
Universal Health Services, Inc., Class B	96,507	13,713,645
VCA, Inc. (b)	20,711	1,126,782

		140,057,542
Hotels, Restaurants & Leisure — 0.5%
Extended Stay America, Inc.	8,515	159,827
Jack in the Box, Inc.	42,909	3,782,857
Las Vegas Sands Corp. (a)	74,810	3,932,762
Six Flags Entertainment Corp.	11,126	499,001
Vail Resorts, Inc.	9,184	1,002,893
Wyndham Worldwide Corp.	2,230	182,659

		9,559,999
Household Durables — 0.8%
GoPro, Inc., Class A (b)	6,961	366,984
Newell Rubbermaid, Inc.	337,757	13,885,190
Tupperware Brands Corp. (a)	14,620	943,575

		15,195,749
Household Products — 0.3%
Church & Dwight Co., Inc.	16,270	1,319,985
Kimberly-Clark Corp.	40,154	4,255,119

		5,575,104
Independent Power and Renewable Electricity Producers — 0.7%
The AES Corp.	568,970	7,544,542
Calpine Corp. (b)	120,626	2,170,062
Dynegy, Inc. (a)(b)	108,450	3,172,163
Talen Energy Corp. (b)	31,708	544,109

		13,430,876
Industrial Conglomerates — 1.1%
3M Co.	126,009	19,443,189
The BWX Technologies, Inc.	29,297	960,942
General Electric Co.	42,218	1,121,732

		21,525,863
Insurance — 3.5%
ACE Ltd.	8,830	897,834
Allied World Assurance Co. Holdings AG	7,455	322,205
The Allstate Corp.	32,340	2,097,896
Aspen Insurance Holdings Ltd.	64,763	3,102,148
Assured Guaranty Ltd.	44,566	1,069,138
CNA Financial Corp.	115,002	4,394,226
Genworth Financial, Inc., Class A (b)	454,260	3,438,748
The Hanover Insurance Group, Inc.	101,985	7,549,950
Hartford Financial Services Group, Inc.	153,796	6,393,300
Lincoln National Corp.	128,902	7,633,576
MetLife, Inc.	36,746	2,057,409
Prudential Financial, Inc. (a)	96,049	8,406,209
The Travelers Cos., Inc.	74,280	7,179,905
Voya Financial, Inc.	186,822	8,681,618
XL Group PLC	134,700	5,010,840

		68,235,002

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015	3

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Internet & Catalog Retail — 1.2%
Liberty Interactive Corp., Series A (b)	255,535	$7,091,096
Liberty TripAdvisor Holdings, Inc., Series A (b)	101,214	3,261,115
Liberty Ventures, Series A (b)	152,610	5,992,995
The Priceline Group, Inc. (a)(b)	6,150	7,080,926

		23,426,132
Internet Software & Services — 4.1%
eBay, Inc. (b)	133,868	8,064,208
Facebook, Inc., Class A (b)	193,170	16,567,225
Google, Inc., Class A (b)	45,710	24,685,228
Google, Inc., Class C (b)	38,054	19,807,488
IAC/InterActiveCorp	99,016	7,887,615
VeriSign, Inc. (a)(b)	17,916	1,105,775

		78,117,539
IT Services — 4.3%
Alliance Data Systems Corp. (b)	42,870	12,515,468
Amdocs Ltd.	124,000	6,769,160
Booz Allen Hamilton Holding Corp.	187,572	4,734,317
Cognizant Technology Solutions Corp., Class A (b)	129,190	7,892,217
Computer Sciences Corp.	4,510	296,036
DST Systems, Inc.	76,920	9,690,382
FleetCor Technologies, Inc. (b)	4,610	719,437
Leidos Holdings, Inc.	16,608	670,465
Mastercard, Inc., Class A	168,290	15,731,749
Total System Services, Inc.	179,151	7,483,137
Visa, Inc., Class A (a)	209,088	14,040,259
The Western Union Co.	17,070	347,033
Xerox Corp.	111,787	1,189,414

		82,079,074
Leisure Products — 0.1%
Hasbro, Inc.	19,060	1,425,497
Machinery — 1.8%
Dover Corp. (a)	22,260	1,562,207
Ingersoll-Rand PLC	133,482	8,999,356
Parker Hannifin Corp. (a)	63,670	7,406,731
Snap-on, Inc.	14,060	2,239,055
Stanley Black & Decker, Inc.	52,986	5,576,247
Trinity Industries, Inc. (a)	67,827	1,792,668
WABCO Holdings, Inc. (b)	49,730	6,152,595

		33,728,859
Media — 4.5%
Cablevision Systems Corp., New York Group, Class A (a)	33,090	792,175
CBS Corp., Class B	74,518	4,135,749
Comcast Corp., Class A	378,914	22,787,888
DIRECTV (a)(b)	98,460	9,136,103
Discovery Communications, Inc., Class C (b)	7,578	235,524
The Interpublic Group of Cos., Inc.	80,550	1,552,198
Liberty Media Corp., Class A (b)	5,918	213,285
Liberty Media Corp., Class C (b)	8,024	288,062
Omnicom Group, Inc.	75,300	5,232,597
Scripps Networks Interactive, Inc., Class A (a)	45,917	3,001,594
Starz, Class A (b)	23,157	1,035,581
Time Warner Cable, Inc.	14,990	2,670,768
Time Warner, Inc.	127,454	11,140,754
Viacom, Inc., Class B	321,854	20,804,643
The Walt Disney Co.	34,090	3,891,033

		86,917,954
Metals & Mining — 0.3%
Newmont Mining Corp.	242,096	5,655,363
Multi-Utilities — 0.5%
CenterPoint Energy, Inc.	321,145	6,111,389
DTE Energy Co.	47,960	3,579,735

Common Stocks	Shares	Value
Multi-Utilities (concluded)
PG&E Corp.	1,010	$49,591

		9,740,715
Multiline Retail — 0.9%
Burlington Stores, Inc. (b)	46,937	2,403,174
Family Dollar Stores, Inc.	3,203	252,428
Macy’s, Inc.	161,350	10,886,285
Target Corp.	57,757	4,714,704

		18,256,591
Office Electronics — 0.2%
Zebra Technologies Corp., Class A (b)	39,324	4,366,930
Oil, Gas & Consumable Fuels — 5.4%
Apache Corp.	174,010	10,028,196
Devon Energy Corp.	113,198	6,734,149
EnLink Midstream LLC (a)	71,367	2,218,800
EOG Resources, Inc.	68,760	6,019,938
Exxon Mobil Corp.	186,713	15,534,522
Gulfport Energy Corp. (b)	165,780	6,672,645
Marathon Oil Corp.	625,042	16,588,615
Marathon Petroleum Corp.	260,252	13,613,782
PBF Energy, Inc.	56,457	1,604,508
Plains GP Holdings LP, Class A	116,229	3,003,357
Suncor Energy, Inc. (a)	277,690	7,642,029
Valero Energy Corp.	232,320	14,543,232

		104,203,773
Personal Products — 0.0%
Herbalife Ltd. (b)	2,773	152,765
Pharmaceuticals — 4.8%
AbbVie, Inc.	159,116	10,691,004
Hospira, Inc. (b)	6,304	559,228
Johnson & Johnson	218,132	21,259,145
Mallinckrodt PLC (b)	16,336	1,923,074
Merck & Co., Inc.	72,391	4,121,219
Perrigo Co. PLC	5,300	979,599
Pfizer, Inc.	903,173	30,283,391
Teva Pharmaceutical Industries Ltd. — ADR	336,289	19,874,680
Zoetis, Inc.	75,459	3,638,633

		93,329,973
Producer Durables: Miscellaneous — 0.0%
QLIK Technologies, Inc. (b)	26,802	936,998
Professional Services — 0.8%
Equifax, Inc.	7,245	703,417
Manpowergroup, Inc.	84,087	7,515,696
Nielsen Holdings NV	139,850	6,261,085

		14,480,198
Real Estate Investment Trusts (REITs) — 1.9%
Brixmor Property Group, Inc.	244,362	5,652,093
Columbia Property Trust, Inc.	13,168	323,274
Crown Castle International Corp.	5,929	476,099
Geo Group, Inc.	32,869	1,122,805
Host Hotels & Resorts, Inc. (a)	243,837	4,835,288
Outfront Media, Inc.	179,871	4,539,944
Post Properties, Inc.	22,511	1,223,923
RLJ Lodging Trust	36,806	1,096,083
Simon Property Group, Inc.	61,176	10,584,672
Starwood Property Trust, Inc.	159,760	3,446,023
Weingarten Realty Investors	65,994	2,157,344
WP Glimcher, Inc.	151,191	2,045,614

		37,503,162
Road & Rail — 0.9%
Norfolk Southern Corp.	42,260	3,691,834
Ryder System, Inc. (a)	8,626	753,654

See Notes to Financial Statements.

4	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Road & Rail (concluded)
Union Pacific Corp.	142,234	$13,564,856

		18,010,344
Semiconductors & Semiconductor Equipment — 1.9%
Applied Materials, Inc.	178,420	3,429,232
Intel Corp.	322,727	9,815,742
Lam Research Corp.	8,016	652,102
Micron Technology, Inc. (b)	495,069	9,327,100
NVIDIA Corp.	187,020	3,760,972
NXP Semiconductor NV (b)	13,175	1,293,785
Skyworks Solutions, Inc.	4,331	450,857
Teradyne, Inc.	221,940	4,281,223
Texas Instruments, Inc.	81,673	4,206,976

		37,217,989
Software — 3.2%
CDK Global, Inc.	11,963	645,763
Check Point Software Technologies Ltd. (b)	104,262	8,294,042
Electronic Arts, Inc. (b)	15,690	1,043,385
Informatica Corp. (b)	4,074	197,467
Intuit, Inc.	28,960	2,918,299
King Digital Entertainment PLC	17,229	245,513
Microsoft Corp.	757,521	33,444,552
Oracle Corp.	333,310	13,432,393
PTC, Inc. (b)	49,631	2,035,864

		62,257,278
Specialty Retail — 4.2%
AutoNation, Inc. (b)	20,498	1,290,964
The Gap, Inc. (a)	100,430	3,833,413
GNC Holdings, Inc., Class A	162,580	7,231,558
The Home Depot, Inc.	255,195	28,359,820
Lowe’s Cos., Inc.	361,418	24,204,164
Penske Automotive Group, Inc.	48,895	2,547,919
Ross Stores, Inc.	98,954	4,810,154
Sears Hometown and Outlet Stores, Inc. (b)	20,605	195,748
TJX Cos., Inc.	135,120	8,940,890

		81,414,630
Technology Hardware, Storage & Peripherals — 4.5%
Apple, Inc.	546,038	68,486,816
EMC Corp.	385,900	10,183,901
Hewlett-Packard Co.	108,069	3,243,151
Western Digital Corp.	54,929	4,307,532

		86,221,400
Textiles, Apparel & Luxury Goods — 0.8%
Carter’s, Inc.	9,186	976,472
Deckers Outdoor Corp. (a)(b)	48,383	3,482,124
Textiles, Apparel & Luxury Goods (concluded)
Fossil Group, Inc. (a)(b)	37,490	2,600,306
Michael Kors Holdings Ltd. (b)	16,058	675,881
NIKE, Inc., Class B	30,077	3,248,918
VF Corp.	61,020	4,255,535

		15,239,236
Thrifts & Mortgage Finance — 0.1%
Nationstar Mortgage Holdings, Inc. (a)(b)	110,115	1,849,932
Tobacco — 1.3%
Altria Group, Inc.	380,310	18,600,962
Philip Morris International, Inc.	15,334	1,229,327
Reynolds American, Inc.	12,464	930,562
Vector Group Ltd.	173,269	4,064,891

		24,825,742
Wireless Telecommunication Services — 0.5%
Telephone & Data Systems, Inc.	255,740	7,518,756
United States Cellular Corp. (b)	45,611	1,718,166

		9,236,922
Total Common Stocks — 99.1%		1,912,481,483

Preferred Stocks
Food Products — 0.1%
Tyson Foods, Inc.	27,839	1,433,987
Machinery — 0.0%
Stanley Black & Decker, Inc., 6.25% (a)(c)	3,660	436,455
Total Preferred Stocks — 0.1%		1,870,442
Total Long-Term Investments (Cost — $1,788,248,506) — 99.2%		1,914,351,925

Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (d)(e)	47,917,351	47,917,351
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (d)(e)(f)	81,261,145	81,261,145
Total Short-Term Securities (Cost — $129,178,496) — 6.7%		129,178,496
Total Investments (Cost — $1,917,427,002) — 105.9%		2,043,530,421
Liabilities in Excess of Other Assets — (5.9)%		(114,746,234)

Net Assets — 100.0%		$1,928,784,187

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Convertible security.

(d)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares Held at June 30, 2015	Net Income
BlackRock Cash Funds: Institutional, SL Agency Shares	60,987,578	(13,070,227)	47,917,351	$47,811
BlackRock Cash Funds: Prime, SL Agency Shares	5,562,536	75,698,609	81,261,145	$109,875	[1]

[1]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(e)	Represents the current yield as of report date.

(f)	All or a portion of security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015	5

Schedule of Investments (concluded)

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Long	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
45	S&P 500 E-Mini Index	Chicago Mercantile	September 2015	$4,622,400	$(102,836)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$1,912,481,483	—	—	$1,912,481,483
Preferred Stocks[1]	1,870,442	—	—	1,870,442
Short-Term Securities	129,178,496	—	—	129,178,496

Total	$2,043,530,421	—	—	$2,043,530,421

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(102,836)	—	—	$(102,836)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$252,322	—	—	$252,322
Cash pledged for financial futures contracts	1,265,000	—	—	1,265,000
Liabilities:
Collateral on securities loaned at value	—	$(81,261,145)	—	(81,261,145)

Total	$1,517,322	$(81,261,145)	—	$(79,743,823)

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

6	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $79,540,897) (cost — $1,788,248,506)	$1,914,351,925
Investments at value — affiliated (cost — $129,178,496)	129,178,496
Cash	252,322
Cash pledged as collateral for financial futures contracts	1,265,000
Receivables:
Investments sold	75,055,343
Dividends	1,777,688
Securities lending income — affiliated	20,432
Variation margin receivable on financial futures contracts	166,363
Prepaid expenses	10,110

Total assets	2,122,077,679

Liabilities
Collateral on securities loaned at value	81,261,145
Payables:
Investments purchased	57,809,435
Withdrawals to investors	53,933,740
Investment advisory fees	245,211
Trustees’ fees payable	14,234
Other accrued expenses payable	29,727

Total liabilities	193,293,492

Net Assets	$1,928,784,187

Net Assets Consist of
Investors’ capital	$1,802,783,604
Net unrealized appreciation (depreciation)	126,000,583

Net Assets	$1,928,784,187

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015	7

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends	$20,611,852
Securities lending — affiliated — net	109,875
Income — affiliated	47,811
Foreign taxes withheld	(300,067)

Total income	20,469,471

Expenses
Investment advisory	2,732,203
Administration	1,117,756
Trustees	37,289
Professional	23,078

Total expenses	3,910,326
Less fees waived by Manager	(1,141,345)
Less fees waived by Administrator	(1,117,756)

Total expenses after fees waived	1,651,225

Net investment income	18,818,246

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	213,475,595
Financial futures contracts	226,280
Foreign currency transactions	(33,396)

213,668,479

Net change in unrealized appreciation (depreciation) on:
Investments	(189,911,012)
Financial futures contracts	(337,224)
Foreign currency translations	7,410

(190,240,826)

Net realized and unrealized gain	23,427,653

Net Increase in Net Assets Resulting from Operations	$42,245,899

See Notes to Financial Statements.

8	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$18,818,246	$40,597,242
Net realized gain	213,668,479	485,318,772
Net change in unrealized appreciation (depreciation)	(190,240,826)	(246,323,337)

Net increase in net assets resulting from operations	42,245,899	279,592,677

Capital Transactions
Proceeds from contributions	154,392,791	998,522,489
Value of withdrawals	(702,280,489)	(1,784,231,951)

Net decrease in net assets derived from capital transactions	(547,887,698)	(785,709,462)

Net Assets
Total decrease in net assets	(505,641,799)	(506,116,785)
Beginning of period	2,434,425,986	2,940,542,771

End of period	$1,928,784,187	$2,434,425,986

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015	9

Financial Highlights

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Total Return
Total Return	1.47%[1]	11.74%	34.02%	15.55%	2.20%	11.04%

Ratios to Average Net Assets
Total expenses	0.35%[2]	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.15%[2]	0.17%	0.23%	0.26%	0.27%	0.29%

Net investment income	1.68%[2]	1.56%	1.55%	2.03%	1.70%	1.50%

Supplemental Data
Net assets, end of period (000)	$1,928,784	$2,434,426	$2,940,543	$2,792,818	$2,717,250	$2,513,424

Portfolio turnover rate	63%	119%	153%	120%	275%	120%

[1]	Aggregate total return.

[2]	Annualized.

See Notes to Financial Statements.

10	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015

Notes to Financial Statements (Unaudited)

1. Organization:

Active Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Master Portfolio’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015	11

Notes to Financial Statements (continued)

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures contracts) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

12	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015

Notes to Financial Statements (continued)

As of June 30, 2015, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$68,096	$(68,096)	—
Citigroup Global Markets, Inc.	10,507,306	(10,507,306)	—
Credit Suisse Securities (USA) LLC	9,034,990	(9,034,990)	—
Deutsche Bank Securities, Inc.	627,604	(627,604)
HSBC Bank, PLC.	1,131,049	(1,131,049)	—
Jefferies & Co., LLC	2,803,145	(2,803,145)
JP Morgan Clearing Corp.	18,578,912	(18,578,912)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	27,759,562	(27,759,562)	—
Morgan Stanley & Co. LLC	2,023,392	(2,023,392)	—
National Financial Services LLC	218,401	(218,401)
State Street Bank & Trust Co.	4,910,288	(4,910,288)	—
Wells Fargo Securities, LLC	1,878,152	(1,878,152)

Total	$79,540,897	$(79,540,897)	—

[1]

Collateral with a value of $81,261,145 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage economically its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015
		Value
	Statement of Assets and Liabilities Location	Derivative Liabilities
Equity contracts	Net unrealized appreciation (depreciation)[1]	$(102,836)

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015	13

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2015
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation (Depreciation) on
Equity contracts:
Financial futures contracts	$226,280	$(337,224)

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts purchased	$11,636,320

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Master Portfolio.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

MIP, on behalf of the Master Portfolio, entered an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). The Administrator, in consideration thereof, has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. The Administrator is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of the

14	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015

Notes to Financial Statements (continued)

Master Portfolio. The Administrator voluntarily agreed to waive a portion of its administration fees payable by the Master Portfolio in an amount sufficient to maintain the 0.35% advisory fees payable of the LifePath Master Portfolios, which invest in the Master. This arrangement is voluntary and may be terminated by the Administrator at any time.

From time to time, the Administrator may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. The Administrator may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and Master Porfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. With respect to the independent expenses discussed above, the Administrator has contractually agreed to provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2016. The amounts of the waivers and offsetting credits are shown as fees waived by Administrator in the Statement of Operations.

The Manager has voluntarily agreed to waive a portion of its advisory fees payable by the Master Portfolio in an amount sufficient to maintain the 0.35% advisory fees of the LifePath Master Portfolios. This voluntary waiver may be terminated at any time. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2015, the Manager waived $1,122,235 pursuant to this agreement.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investments in other affiliated investment companies, if any. For the six months ended June 30, 2015, the amount waived was $19,110.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending – affiliated – net in the Statement of Operations. For the six months ended June 30, 2015, the Master Portfolio paid BTC $40,315 in total for securities lending agent services.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments excluding short-term securities, were $1,358,411,023 and $1,850,272,360, respectively.

7. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015	15

Notes to Financial Statements (concluded)

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,947,513,025

Gross unrealized appreciation	$178,619,423
Gross unrealized depreciation	(82,602,027)

Net unrealized appreciation	$96,017,396

8. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Master Portfolio did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

As of June 30, 2015, the Master Portfolio invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Master Portfolio and could affect the value, income and/or liquidity of positions in such securities.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of Active Stock Master Portfolio (the “Portfolio”), a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Master Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Portfolio and its interest holders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance relative to its peers, benchmark, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) Portfolio operating expenses and how BlackRock allocates expenses to the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Portfolio’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Portfolio fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015	17

Disclosure of Investment Advisory Agreement (continued)

and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s interests; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Portfolio for a one-year term ending June 30, 2016. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the placement of Portfolio interests, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared Portfolio performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Portfolio’s portfolio management team discussing the Portfolio’s performance and the Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Portfolio. BlackRock and its affiliates provide the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Portfolio. In particular, BlackRock and its affiliates provide the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper

18	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015

Disclosure of Investment Advisory Agreement (continued)

category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Portfolio management to discuss, the performance of the Portfolio throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Portfolio ranked in the second quartile against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Portfolio: The Board, including the Independent Board Members, reviewed the Portfolio’s contractual advisory fee rate compared with the other funds in its Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as its actual advisory fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Portfolio and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and total expense ratio each ranked in the first quartile, relative to the Portfolio’s Expense Peers. The Board also noted that the Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Portfolio’s independent registered public accounting firm. The Board additionally noted that BlackRock has voluntarily agreed to waive a portion of its administration and advisory fees payable by the Portfolio in an amount sufficient to maintain the advisory fee payable by each of the LifePath Master Portfolios at a specified annual rate.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Portfolio benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015	19

Disclosure of Investment Advisory Agreement (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Portfolio for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Portfolio and its interest holders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

20	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of MIP and Fernanda Piedra became Anti-Money Laundering Compliance Officer of MIP.

Effective May 18, 2015, Ian MacKinnon resigned as a Trustee of MIP.

Investment Advisor BlackRockFund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of MIP 400 Howard Street San Francisco, CA 94105

ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015	21

Additional Information

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; and (2) on the SEC’s website at http://www.sec.gov.

22	ACTIVE STOCK MASTER PORTFOLIO	JUNE 30, 2015

Portfolio Information as of June 30, 2015 (Unaudited)

Ten Largest Holdings	Percent of Long-Term Investments

Roche Holding AG	2%
Novo Nordisk	2
HSBC Holdings PLC.	2
Murata Manufacturing Co., Ltd.	1
CK Hutchison Holdings, Ltd.	1
Iberdrola SA	1
Fresenius SE	1
Keyence Corp.	1
Tokio Marine Holdings, Inc.	1
Caltex Australia, Ltd.	1

Geographic Allocation	Percent of Long-Term Investments

Japan	24%
United Kingdom	15
Germany	10
Australia	8
Switzerland	8
France	6
Spain	6
Hong Kong	4
Netherlands	3
Denmark	3
Norway	3
Sweden	3
Singapore	3
Italy	2
Other[1]	2

[1]	Other includes a 1% or less investment in each of the following countries: Austria, Belgium, Finland, Ireland, Isle of Man, Israel, Luxembourg, New Zealand and Portugal.

Portfolio Information as of June 30, 2015

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015	1

Schedule of Investments June 30, 2015 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 7.9%
Amcor Ltd.	6,463	$68,298
Aristocrat Leisure Ltd.	338,065	1,993,531
Australia & New Zealand Banking Group Ltd.	308,404	7,653,711
BHP Billiton Ltd.	489,704	9,989,385
Caltex Australia Ltd.	581,748	14,280,819
Challenger Ltd.	7,934	41,127
Commonwealth Bank of Australia	104,576	6,857,771
CSL Ltd.	202,439	13,495,874
CSR Ltd.	231,802	650,211
Dexus Property Group	14,140	79,566
Federation Centres Ltd.	708,275	1,593,695
JB Hi-Fi Ltd. (a)	50,929	764,603
Macquarie Group Ltd.	60,670	3,801,303
Magellan Financial Group Ltd.	2,915	39,031
Mirvac Group	187,475	267,092
National Australia Bank Ltd.	123,255	3,165,690
Northern Star Resources Ltd.	57,590	98,661
Orora Ltd.	17,635	28,413
OZ Minerals, Ltd.	26,363	80,844
Qantas Airways Ltd. (b)	1,356,180	3,295,496
Ramsay Health Care Ltd. (a)	7,385	349,812
Santos Ltd. (a)	142,954	863,110
Slater & Gordon, Ltd.	7,833	21,371
Sonic Healthcare Ltd.	64,095	1,055,431
South32, Ltd. (b)	919,499	1,269,897
Spotless Group Holdings Ltd.	17,313	27,869
Stockland	181,011	571,582
Suncorp Group Ltd.	6,208	64,228
Sydney Airport (c)	1,258,123	4,827,647
Telstra Corp. Ltd.	2,320,743	10,983,027
Wesfarmers Ltd.	25,032	752,791
Westfield Corp.	168,886	1,186,210
Westpac Banking Corp.	321,165	7,946,268
Woodside Petroleum Ltd.	445,611	11,758,185

		109,922,549
Austria — 0.5%
ams AG	54,466	2,382,108
OMV AG (a)	30,784	847,474
Raiffeisen Bank International AG (a)	3,325	48,383
Schoeller-Bleckmann Oilfield Equipment AG (a)	20,255	1,228,544
Vienna Insurance Group AG	785	26,972
Voestalpine AG	51,140	2,131,379

		6,664,860
Belgium — 1.2%
Ageas	113,542	4,380,825
Belgacom SA	15,605	552,213
bpost SA	322,887	8,879,419
Delhaize Group	4,705	382,692
Groupe Bruxelles Lambert SA	8,416	678,638
Solvay SA	7,478	1,030,209
Umicore SA	6,374	302,679

		16,206,675
Denmark — 3.0%
A.P. Moeller — Maersk A/S, Class A	156	273,593
A.P. Moeller — Maersk A/S, Class B	3,760	6,798,232
Bavarian Nordic A/S (a)(b)	14,230	662,737
Carlsberg A/S, Class B	11,247	1,019,042
Coloplast A/S, Class B	17,895	1,173,611
Danske Bank A/S	24,512	720,579
GN Store Nord A/S	21,475	443,163
Denmark (concluded)
Jyske Bank A/S (b)	3,035	$152,407
NKT Holding A/S	23,138	1,327,267
Novo Nordisk A/S, Class B	456,926	25,073,752
Novozymes A/S, Class B	1,660	78,868
Vestas Wind Systems A/S	87,459	4,359,263

		42,082,514
Finland — 0.1%
Fortum OYJ	15,573	276,653
Kesko OYJ, Class B	12,356	430,264
Neste Oil OYJ	7,944	202,652

		909,569
France — 6.2%
Alstom SA (b)	22,720	645,344
AtoS	12,074	902,209
AXA SA	163,163	4,136,481
BNP Paribas SA	125,022	7,586,675
Cie Generale des Etablissements Michelin	84,551	8,896,774
CNP Assurances	48,549	812,552
Credit Agricole SA	191,408	2,857,711
Danone SA	10,424	675,208
EDF	181,489	4,059,657
Essilor International SA	1,387	166,163
Euler Hermes SA	741	74,500
Faurecia	20,994	867,914
Fonciere Des Regions	926	78,784
Gecina SA	1,592	196,209
Hermes International	545	203,492
ICADE	8,240	589,396
Iliad SA	498	110,401
Imerys SA	591	45,337
Ingenico	353	41,530
Ipsen SA	1,224	67,845
Lagardere SCA	84,145	2,462,152
Metropole Television SA	187,115	3,644,091
Numericable-SFR (b)	1,720	91,169
Orange SA	38,144	589,491
Peugeot SA (b)	295,244	6,088,469
Plastic Omnium SA	11,479	293,657
Renault SA	17,410	1,825,392
Safran SA	93,928	6,383,287
Sanofi	34,634	3,426,336
SCOR SE	30,305	1,071,628
Societe Generale SA	67,781	3,180,540
Suez Environnement Co.	2,548	47,569
Technicolor SA, Registered Shares	174,814	1,143,327
Technip SA	42,734	2,648,402
Thales SA	112,351	6,788,354
Total SA	166,869	8,185,082
Valeo SA	30,806	4,872,984
Wendel SA	3,840	471,856

		86,227,968
Germany — 9.6%
Aareal Bank AG	48,524	1,907,913
Allianz SE, Registered Shares	91,197	14,222,264
BASF SE	72,987	6,422,339
Bayer AG, Registered Shares	34,496	4,830,822
Bayerische Motoren Werke AG, Preference Shares	607	51,396
Beiersdorf AG	8,615	721,853

Portfolio Abbreviations

FTSE	Financial Times Stock Exchange
REIT	Real Estate Investment Trust
USD	U.S. Dollar

See Notes to Financial Statements.

2	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Germany (concluded)
Commerzbank AG (b)	506,166	$6,470,625
Continental AG	43,153	10,217,652
Daimler AG, Registered Shares	3,979	362,469
Deutsche Annington Immobilien SE	148,547	4,191,694
Deutsche Post AG, Registered Shares	143,508	4,193,200
Deutsche Telekom AG, Registered Shares	328,801	5,668,624
Deutsche Wohnen AG, Bearer Shares	51,583	1,182,587
Dialog Semiconductor PLC (b)	5,713	308,929
Duerr AG	107,437	10,008,010
Evonik Industries AG	20,544	784,437
Fresenius SE & Co. KGaA	257,875	16,557,216
Gerresheimer AG	15,314	954,085
Henkel AG & Co. KGaA, Preference Shares	3,777	423,840
Hugo Boss AG	9,471	1,058,821
K+S AG, Registered Shares	80,823	3,408,129
KION Group AG (b)	5,432	260,590
Krones AG (a)	1,652	172,622
LEG Immobilien AG (b)	50,213	3,489,469
Merck KGaA	16,278	1,622,757
Metro AG	17,007	537,151
Muenchener Rueckversicherungs AG, Registered Shares	6,022	1,067,666
Nordex SE (b)	115,646	2,770,745
Porsche Automobil Holding SE, Preference Shares	16,099	1,357,411
ProSiebenSat.1 Media AG, Registered Shares	196,273	9,694,730
RWE AG	189,800	4,082,288
Salzgitter AG (a)	43,323	1,548,782
Symrise AG	60,305	3,745,246
Talanx AG (b)	17,889	549,073
TUI AG	86,932	1,406,583
United Internet AG, Registered Shares	59,724	2,654,435
Volkswagen AG	3,114	721,036
Volkswagen AG, Preference Shares	22,408	5,200,418

		134,827,907
Hong Kong — 3.7%
AIA Group Ltd.	103,000	673,482
BOC Hong Kong Holdings Ltd.	47,500	197,697
Cheung Kong Infrastructure Holdings Ltd.	13,000	100,911
Cheung Kong Property Holdings, Ltd. (b)	1,184,184	9,822,943
CK Hutchison Holdings Ltd.	1,178,684	17,328,984
CLP Holdings Ltd.	234,500	1,993,028
Galaxy Entertainment Group Ltd.	13,000	51,726
Guotai Junan International Holdings, Ltd. (a)	48,000	31,203
Haitong International Securities Group, Ltd.	46,000	41,455
Hang Lung Properties Ltd.	385,000	1,144,190
Henderson Land Development Co. Ltd.	97,900	669,238
HK Electric Investments & HK Electric Investments Ltd. (a)(c)(d)	550,500	376,396
Hong Kong Exchanges & Clearing Ltd.	83,500	2,942,084
Hongkong Land Holdings Ltd.	421,500	3,456,300
Jardine Matheson Holdings Ltd.	29,700	1,683,762
Kerry Properties Ltd.	149,500	586,011
MGM China Holdings Ltd.	122,400	199,863
New World Development Co. Ltd.	557,000	727,802
Orient Overseas International Ltd.	5,000	25,521
Power Assets Holdings Ltd.	511,500	4,663,550
Sands China Ltd.	589,200	1,980,183
SJM Holdings Ltd.	853,000	922,308
Sun Hung Kai Properties Ltd.	13,000	210,376
Swire Properties Ltd.	230,000	733,582
Techtronic Industries Co.	67,500	220,700
Wheelock & Co. Ltd.	284,000	1,449,156
Xinyi Glass Holdings Ltd.	48,000	25,484

		52,257,935
Ireland — 0.7%
Beazley PLC	6,341	$29,471
DCC PLC	72,286	5,676,635
Glanbia PLC	5,079	99,740
Kerry Group PLC, Class A	2,287	169,651
Paddy Power PLC	342	29,309
Shire PLC	46,164	3,709,256

		9,714,062
Isle of Man — 0.0%
Playtech PLC	13,864	178,277
Israel — 0.0%
Azrieli Group	1,693	67,571
Osem Investments Ltd.	1,553	32,313

		99,884
Italy — 1.8%
Anima Holding SpA (d)	11,691	102,685
Assicurazioni Generali SpA	53,906	971,589
Atlantia SpA	1,499	37,037
Autogrill SpA (b)	10,802	90,489
Banca Popolare di Milano Scarl	176,659	186,310
Davide Campari-Milano SpA	4,235	32,239
Enel SpA	708,554	3,211,374
FinecoBank Banca Fineco SpA	25,945	192,171
Hera SpA	11,635	29,107
Intesa Sanpaolo SpA	1,478,938	5,370,738
Mediobanca SpA	477,472	4,681,446
Moncler SpA	82,191	1,522,995
Parmalat SpA	299,562	782,150
Prada SpA (a)	54,200	260,555
Recordati SpA	2,383	49,980
Saipem SpA (a)(b)	3,185	33,656
Telecom Italia SpA (b)	117,136	148,858
Tenaris SA	5,161	69,613
UniCredit SpA (a)	1,091,240	7,334,083

		25,107,075
Japan — 23.6%
ABC-Mart, Inc.	18,100	1,107,763
Ajinomoto Co., Inc.	81,000	1,751,646
Alps Electric Co. Ltd.	7,300	225,128
Asahi Group Holdings Ltd.	362,700	11,518,688
Asahi Kasei Corp.	235,000	1,927,607
Astellas Pharma, Inc.	847,600	12,074,773
Bridgestone Corp.	39,900	1,474,807
Calbee, Inc.	77,200	3,252,282
Casio Computer Co. Ltd. (a)	48,400	954,676
Chubu Electric Power Co., Inc.	40,800	608,089
The Chugoku Electric Power Co., Inc.	3,600	52,515
Citizen Holdings Co. Ltd.	23,800	166,047
COLOPL, Inc. (a)	4,900	99,012
COMSYS Holdings Corp.	131,200	1,951,649
The Dai-ichi Life Insurance Co. Ltd.	3,500	68,731
Daicel Corp.	221,800	2,846,179
Dainippon Screen Manufacturing Co. Ltd.	49,000	308,367
Daito Trust Construction Co. Ltd.	37,000	3,829,325
Denso Corp.	8,000	398,025
Disco Corp.	56,800	4,695,587
Dowa Holdings Co. Ltd.	146,000	1,379,734
East Japan Railway Co.	27,800	2,499,198
Electric Power Development Co. Ltd.	6,600	233,151
FANUC Corp.	42,800	8,757,547
Fast Retailing Co. Ltd.	200	90,694
Frontier Real Estate Investment Corp.	89	398,234
Fuji Electric Co. Ltd.	79,000	339,775
Fuji Heavy Industries Ltd.	330,600	12,156,421
FUJIFILM Holdings Corp.	21,400	763,724

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015	3

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Fujitsu General Ltd.	256,000	$3,280,376
Fujitsu Ltd.	49,000	273,780
GungHo Online Entertainment, Inc.	40,900	159,165
Hankyu Hanshin Holdings, Inc.	145,000	855,930
Haseko Corp.	351,900	4,145,063
Hazama Ando Corp.	130,300	705,452
Hitachi Capital Corp.	5,300	140,135
Hitachi Ltd.	133,000	876,143
Hitachi Metals Ltd.	32,000	491,950
Hoya Corp.	228,300	9,143,350
Hulic Co. Ltd.	26,900	238,392
Ichigo Group Holdings Co Ltd.	25,000	61,568
Iida Group Holdings Co. Ltd.	38,700	615,226
Isuzu Motors Ltd.	55,200	724,200
Japan Aviation Electronics Industry, Ltd.	6,000	163,111
Japan Hotel REIT Investment Corp.	72	47,913
Japan Petroleum Exploration Co.	48,700	1,548,661
Japan Real Estate Investment Corp.	176	798,736
Japan Tobacco, Inc.	385,600	13,707,799
Kaken Pharmaceutical Co. Ltd.	15,000	523,672
Kanamoto Co. Ltd.	2,000	50,702
The Kansai Electric Power Co., Inc. (b)	36,400	402,967
Kao Corp.	43,100	2,004,450
KDDI Corp.	247,900	5,982,310
Keyence Corp.	27,800	14,983,544
Kikkoman Corp.	142,000	4,433,752
Koito Manufacturing Co. Ltd.	20,900	813,787
Kose Corp.	600	49,346
KYB Co. Ltd.	130,000	450,172
Kyushu Electric Power Co., Inc. (b)	9,300	107,823
Lawson, Inc.	31,400	2,148,738
Lintec Corp.	56,900	1,301,029
Mazda Motor Corp.	212,800	4,164,237
Meiji Holdings Co. Ltd.	300	38,709
Minebea Co. Ltd.	15,000	247,625
Miraca Holdings, Inc.	3,000	149,893
Mitsubishi Chemical Holdings Corp.	37,500	235,749
Mitsubishi Corp.	76,200	1,675,181
Mitsubishi Electric Corp.	574,000	7,411,886
Mitsubishi Estate Co. Ltd.	25,000	538,452
Mitsubishi Gas Chemical Co., Inc.	57,000	319,157
Mitsubishi Motors Corp.	96,500	820,639
Mitsui & Co. Ltd.	21,500	292,102
Mixi, Inc.	4,200	208,374
Mizuho Financial Group, Inc.	5,562,700	12,036,195
MonotaRO Co. Ltd.	900	39,508
Murata Manufacturing Co. Ltd.	99,300	17,329,370
Nexon Co. Ltd.	202,900	2,793,424
NGK Spark Plug Co. Ltd.	11,600	321,252
NH Foods Ltd.	427,000	9,737,592
Nihon M&A Center, Inc.	3,300	136,041
Nippon Building Fund, Inc.	19	83,154
Nippon Kayaku Co. Ltd.	17,000	183,281
Nippon Steel & Sumitomo Metal	438,000	1,135,670
Nippon Telegraph & Telephone Corp.	290,500	10,520,672
Nishimatsu Construction Co. Ltd.	41,000	153,630
Nissan Chemical Industries Ltd.	79,800	1,760,940
Nissan Motor Co. Ltd.	987,000	10,311,137
Nissin Foods Holdings Co. Ltd.	10,200	446,895
NOK Corp.	2,200	68,164
Nomura Holdings, Inc.	123,100	831,152
Nomura Real Estate Holdings, Inc.	143,300	3,007,672
NSK Ltd.	23,000	354,642
NTT DoCoMo, Inc.	2,300	44,157
Obic Co. Ltd.	66,700	2,973,666
Oki Electric Industry Co. Ltd.	1,251,000	2,624,528
Omron Corp.	61,200	2,658,421
Japan (concluded)
Oriental Land Co. Ltd.	36,800	$2,347,440
ORIX Corp.	416,900	6,190,745
OSG Corp.	30,900	662,367
Otsuka Holdings Co. Ltd.	48,500	1,545,365
Pigeon Corp.	6,600	207,853
Recruit Holdings Co. Ltd.	5,900	179,916
Resona Holdings, Inc.	741,100	4,042,053
Rohto Pharmaceutical Co. Ltd.	2,300	37,940
Sawai Pharmaceutical Co. Ltd.	4,000	232,800
Seiko Epson Corp.	14,600	258,718
Seiko Holdings Corp.	93,000	470,276
Sekisui Chemical Co. Ltd.	5,000	61,380
Senshu Ikeda Holdings, Inc.	102,500	464,706
Shimano, Inc.	15,200	2,074,198
Shin-Etsu Chemical Co. Ltd.	30,400	1,885,132
Shinsei Bank Ltd.	260,000	523,968
Shionogi & Co. Ltd.	135,300	5,243,310
SHO-BOND Holdings Co. Ltd.	2,200	91,826
Skylark Co., Ltd.	5,100	67,183
Softbank Corp.	87,700	5,165,792
Sotetsu Holdings, Inc.	14,000	72,930
Start Today Co. Ltd.	2,900	81,103
Sumitomo Chemical Co. Ltd.	15,000	90,126
Sumitomo Dainippon Pharma Co. Ltd. (a)	46,400	511,342
Sumitomo Electric Industries Ltd.	56,400	872,922
Sumitomo Metal Mining Co. Ltd.	52,000	790,866
Sumitomo Mitsui Trust Holdings, Inc. (a)	2,380,000	10,887,545
Tadano Ltd.	369,000	5,511,331
Taiheiyo Cement Corp.	511,000	1,494,359
Taiyo Yuden Co. Ltd.	3,700	51,864
Takata Corp. (a)(b)	20,600	224,210
Temp Holdings Co. Ltd.	1,400	50,524
Toho Co. Ltd.	2,400	59,676
Tohoku Electric Power Co., Inc.	15,600	211,216
Tokio Marine Holdings, Inc.	357,100	14,851,459
The Tokyo Electric Power Co., Inc. (b)	151,000	822,633
Tokyo Gas Co. Ltd.	74,000	392,842
Tokyo Steel Manufacturing Co. Ltd.	214,400	1,577,263
Topcon Corp.	5,300	127,702
Toshiba Corp.	769,000	2,637,129
Tosoh Corp.	219,000	1,360,775
Toyota Motor Corp.	102,800	6,879,095
Trend Micro, Inc.	48,500	1,659,024
TS Tech Co. Ltd.	37,300	997,393
Tsuruha Holdings, Inc.	900	70,007
Unicharm Corp.	11,200	266,051
United Arrows Ltd.	5,400	169,200
West Japan Railway Co.	26,700	1,708,241
Yakult Honsha Co. Ltd.	2,400	142,151
Yaskawa Electric Corp.	4,600	58,836
Zeon Corp.	210,000	1,936,772

		331,131,338
Luxembourg — 0.0%
Altice SA (b)	4,628	637,459
Netherlands — 3.3%
Akzo Nobel NV	426	31,102
ASM International NV	61,918	2,864,412
Eurocommercial Properties NV CVA	17,694	740,754
Euronext NV (d)	10,264	404,541
GrandVision NV (b)(d)	11,366	280,798
Heineken Holding NV	10,535	738,392
Heineken NV	41,103	3,124,953
ING Groep NV CVA	557,503	9,257,540
Koninklijke Ahold NV	206,378	3,874,261
Koninklijke Philips Electronics NV	3,625	92,519
NN Group NV	57,904	1,630,707

See Notes to Financial Statements.

4	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Netherlands (concluded)
Reed Elsevier NV	68,723	$1,634,624
Royal Dutch Shell PLC, A Shares	191,049	5,433,407
Royal Dutch Shell PLC, Class A	304,793	8,617,761
Royal Dutch Shell PLC, Class B	243,896	6,943,843
Unilever NV CVA	26,096	1,091,051

		46,760,665
New Zealand — 0.0%
Auckland International Airport Ltd.	12,753	42,683
Contact Energy Ltd.	10,113	34,334
Kiwi Property Group Ltd.	35,696	31,065
Vector Ltd.	27,948	62,309

		170,391
Norway — 2.8%
Aker Solutions ASA	32,730	183,548
BW LPG Ltd. (d)	24,239	207,256
DnB NOR ASA	44,620	743,084
DNO ASA (a)(b)	235,564	310,836
Fred Olsen Energy ASA (a)(b)	21	146
Marine Harvest ASA	50,943	583,429
Norsk Hydro ASA	2,558,604	10,738,276
Orkla ASA	542,936	4,259,933
Seadrill Ltd. (a)	187,954	1,952,007
Statoil ASA	359,486	6,428,691
Subsea 7 SA (b)	57,170	559,197
Telenor ASA	77,836	1,706,542
Yara International ASA	227,448	11,851,888

		39,524,833
Portugal — 0.1%
CTT — Correios de Portugal SA	71,964	742,805
Singapore — 2.5%
CapitaCommercial Trust	2,383,000	2,758,036
CapitaLand Ltd. (a)	528,300	1,371,871
City Developments Ltd.	340,700	2,472,302
ComfortDelGro Corp. Ltd.	2,466,600	5,728,305
DBS Group Holdings Ltd.	179,000	2,746,512
Ezion Holdings Ltd. (a)	589,000	447,602
Keppel Corp. Ltd.	125,200	763,109
Noble Group Ltd.	44	25
Oversea-Chinese Banking Corp. Ltd.	389,300	2,939,978
Singapore Airlines Ltd.	249,100	1,983,339
Singapore Telecommunications Ltd.	1,988,700	6,206,169
United Overseas Bank Ltd.	132,600	2,268,649
Wilmar International Ltd.	65,100	158,446
Yangzijiang Shipbuilding Holdings Ltd. (a)	4,950,600	5,199,690

		35,044,033
Spain — 5.7%
Abengoa SA, B Shares (a)	77,768	245,238
Acciona SA (b)	376	28,473
ACS Actividades de Construccion y Servicios SA (a)	122,232	3,942,708
Aena SA (b)(d)	23,764	2,478,998
Amadeus IT Holding SA, Class A (a)	315,677	12,601,889
Banco Popular Espanol SA (a)	241,810	1,176,555
Bankinter SA	152,678	1,132,398
CaixaBank SA (a)	1,047,095	4,872,444
Ebro Foods SA	9,205	178,340
EDP Renovaveis SA	12,578	89,470
Ferrovial SA	15,049	326,961
Gamesa Corp. Tecnologica SA (b)	423,160	6,684,956
Gas Natural SDG SA	1,502	34,106
Grifols SA (a)	83,304	3,363,968
Iberdrola SA	2,522,761	17,032,525
Inditex SA	17,105	557,919
Inmobiliaria Colonial SA (b)	87,924	62,020
Mediaset Espana Comunicacion SA	118,157	1,551,248
Spain (concluded)
Repsol SA (a)	432,972	$7,631,400
Sacyr SA (b)	202,056	769,129
Tecnicas Reunidas SA	31,919	1,644,522
Telefonica SA	901,498	12,842,190
Viscofan SA	2,000	120,989

		79,368,446
Sweden — 2.6%
Castellum AB	25,893	363,894
Hemfosa Fastigheter AB	4,692	47,805
Hennes & Mauritz AB, Class B	224,025	8,622,433
Intrum Justitia AB	352,035	10,660,703
Investment AB Kinnevik, Class B	24,730	782,206
Investor AB, Class B	47,066	1,754,888
Peab AB	61,821	456,709
Skandinaviska Enskilda Banken AB, Class A	940,686	12,032,632
Swedish Match AB	69,547	1,977,265
Trelleborg AB, B Shares	3,886	71,863

		36,770,398
Switzerland — 7.4%
Actelion Ltd., Registered Shares (b)	10,638	1,557,950
Aryzta AG (b)	30,951	1,522,892
Baloise Holding AG, Registered Shares	65,718	8,013,048
BB Biotech AG, Registered Shares (b)	3,420	1,014,853
Cie Financiere Richemont SA, Registered Shares	63,562	5,166,180
EMS-Chemie Holding AG, Registered Shares	2,196	927,798
Flughafen Zuerich AG, Registered Shares	2,320	1,795,928
Geberit AG, Registered Shares	14,738	4,913,568
Georg Fischer AG, Registered Shares	1,982	1,362,546
Glencore PLC (a)(b)	178,289	714,975
Lonza Group AG, Registered Shares (b)	2,422	323,737
Nestle SA, Registered Shares	147,420	10,636,442
Novartis AG, Registered Shares	127,635	12,554,236
Partners Group Holding AG	1,766	527,835
Roche Holding AG	91,856	25,755,634
Swiss Life Holding AG, Registered Shares (b)	56,102	12,846,271
Swiss Prime Site AG, Registered Shares (b)	5,169	392,257
Swiss Re AG	122,966	10,885,285
Swisscom AG, Registered Shares	1,312	735,306
Syngenta AG, Registered Shares	2,973	1,213,049
Zurich Insurance Group AG (b)	1,998	608,250

		103,468,040
United Kingdom — 14.5%
Anglo American PLC	56,096	810,387
ARM Holdings PLC	5,986	97,954
AstraZeneca PLC	130,838	8,280,768
Aviva PLC	64,977	503,271
Babcock International Group PLC	259,656	4,399,204
Barclays PLC	653,924	2,680,204
Berkeley Group Holdings PLC	1,240	65,161
Betfair Group PLC	752	28,436
BG Group PLC	139,852	2,329,207
BHP Billiton PLC	226,017	4,443,871
BP PLC	1,192,085	7,911,479
British American Tobacco PLC	55,371	2,981,313
Britvic PLC	580,845	6,544,196
BT Group PLC	1,914,770	13,559,141
BTG PLC (b)	20,211	199,295
Burberry Group PLC	48,468	1,195,723
Capita PLC	92,031	1,788,219
Centrica PLC	1,115,997	4,630,806
Close Brothers Group PLC	68,003	1,631,656
Derwent London PLC	9,550	510,117
Diageo PLC	166,267	4,815,055
Direct Line Insurance Group PLC	4,975	26,248
Dixons Carphone PLC	199,715	1,420,153

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015	5

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (continued)
easyJet PLC	116,611	$2,834,642
Fiat Chrysler Automobiles NV (b)	513,208	7,528,835
GlaxoSmithKline PLC	150,552	3,130,267
Hammerson PLC	104,443	1,009,369
Henderson Group PLC	29,181	119,293
Hikma Pharmaceuticals PLC	101,673	3,088,385
Howden Joinery Group PLC	328,329	2,664,971
HSBC Holdings PLC	2,280,619	20,421,591
IG Group Holdings PLC	24,327	285,147
Imperial Tobacco Group PLC	53,599	2,581,445
Inchcape PLC	107,086	1,363,151
Indivior PLC (b)	42,793	151,152
Intermediate Capital Group PLC	58,870	508,562
ITV PLC	2,814,547	11,645,007
J. Sainsbury PLC (a)	956,108	3,980,016
Land Securities Group PLC	7,694	145,486
Legal & General Group PLC	539,133	2,108,043
Lloyds Banking Group PLC	10,260,009	13,770,962
Man Group PLC	36,210	89,245
Mondi PLC	17,161	369,464
National Grid PLC	22,404	288,358
Old Mutual PLC	25,164	79,653
Ophir Energy PLC (b)	14,845	26,436
Paragon Group of Cos. PLC	190,239	1,237,035
Phoenix Group Holdings	2,756	35,520
Polyus Gold International Ltd. (a)	42,089	116,237
Provident Financial PLC	33,347	1,533,158
Prudential PLC	33,616	810,130
Qinetiq Group PLC	182,018	640,862
Reckitt Benckiser Group PLC	7,283	628,044
Rightmove PLC	27,423	1,411,004
Rio Tinto PLC	106,187	4,367,787
SABMiller PLC	49,133	2,547,566
Schroders PLC	38,781	1,935,046
Segro PLC	62,668	399,283
Severn Trent PLC	43,847	1,432,760
Sky PLC	713,132	11,615,235
Spirax-Sarco Engineering PLC	20,486	1,092,628
United Kingdom (concluded)
SSE PLC	436,372	$10,531,576
Standard Chartered PLC	160,697	2,573,466
Standard Life PLC	158,069	1,102,221
Tate & Lyle PLC	319,209	2,605,589
Thomas Cook Group PLC (b)	383,532	824,404
Tullow Oil PLC	10,181	54,410
Unilever PLC	28,418	1,220,244
United Utilities Group PLC	7,361	103,101
Vedanta Resources PLC	77,997	636,985
Vodafone Group PLC	1,269,615	4,631,419

		203,127,054

Total Common Stocks — 97.2%		1,360,944,737

Rights
Spain — 0.0%
Repsol SA (Expires 07/16/15) (a)(b)	438,285	227,209
Sacyr SA (Expires 07/14/15) (b)	202,056	22,977

Total Rights — 0.0%		250,186
Total Long-Term Investments (Cost — $1,329,284,741) — 97.2%		1,361,194,923

Short-Term Securities — 4.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.17% (e)(f)	15,061,430	15,061,430
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (e)(f)(g)	46,466,754	46,466,754
Total Short-Term Securities (Cost — $61,528,184) — 4.4%		61,528,184
Total Investments (Cost — $1,390,812,925) — 101.6%		1,422,723,107
Liabilities in Excess of Other Assets — (1.6)%		(21,982,977)

Net Assets — 100.0%		$1,400,740,130

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares Held at June 30, 2015	Net Income
BlackRock Cash Funds: Institutional, SL Agency Shares	5,215,771	9,845,659	15,061,430	$9,268
BlackRock Cash Funds: Prime, SL Agency Shares	3,749,270	42,717,484	46,466,754	$316,431	[1]

[1]   Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(f)	Represents the current yield as of report date.

(g)	All or a portion of security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

6	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015

Schedule of Investments (continued)

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Long	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
408	Euro Stoxx 50 Index	Eurex Mercantile	September 2015	USD	15,628,942	$73,492
86	FTSE 100 Index	Euronext Life	September 2015	USD	8,775,179	(221,999)
33	SPI 200 Index	Australian Securities Exchange	September 2015	USD	3,435,347	(59,575)
106	Yen Denom Nikkei Index	Chicago Mercantile	September 2015	USD	8,752,135	(173,528)
Total						$(381,610)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$1,269,897	$108,652,652	—	$109,922,549
Austria	—	6,664,860	—	6,664,860
Belgium	—	16,206,675	—	16,206,675
Denmark	—	42,082,514	—	42,082,514
Finland	—	909,569	—	909,569
France	397,779	85,830,189	—	86,227,968
Germany	—	134,827,907	—	134,827,907
Hong Kong	13,655,639	38,602,296	—	52,257,935
Ireland	29,309	9,684,753	—	9,714,062
Isle of Man	—	178,277	—	178,277
Israel	—	99,884	—	99,884
Italy	782,150	24,324,925	—	25,107,075
Japan	—	331,131,338	—	331,131,338
Luxembourg	637,459	—	—	637,459
Netherlands	280,798	46,479,867	—	46,760,665
New Zealand	96,643	73,748	—	170,391
Norway	—	39,524,833	—	39,524,833
Portugal	—	742,805	—	742,805
Singapore	—	35,044,033	—	35,044,033
Spain	—	79,368,446	—	79,368,446
Sweden	—	36,770,398	—	36,770,398
Switzerland	392,257	103,075,783	—	103,468,040
United Kingdom	13,314,565	189,812,489	—	203,127,054
Rights	250,186	—	—	250,186
Short-Term Securities	61,528,184	—	—	61,528,184

Total	$92,634,866	$1,330,088,241	—	$1,422,723,107

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015	7

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Equity contracts	$73,492	—	—	$73,492
Liabilities:
Equity contracts	(455,102)	—	—	(455,102)

Total	$(381,610)	—	—	$(381,610)

[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$2,062,150	—	—	$2,062,150
Foreign currency at value	25,797,366	—	—	25,797,366
Liabilities:
Collateral on securities loaned at value	—	$(46,466,754)	—	(46,466,754)

Total	$27,859,516	$(46,466,754)	—	$(18,607,238)

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1[1]	Transfers out of Level 1[2]	Transfers into Level 2[2]	Transfers out of Level 2[1]
Assets:
Investments:
Common Stocks:
Hong Kong	$140,882	—	—	$(140,882)
Israel	—	$(84,437)	$84,437	—
New Zealand	110,987	(34,527)	34,527	(110,987)
United Kingdom	15,748,904	(1,379,494)	1,379,494	(15,748,904)

Total	$16,000,773	$(1,498,458)	$1,498,458	$(16,000,773)

[1] Systematic Fair Value Prices were not utilized at period end for these investments.
[2] External pricing service used to reflect any significant market movements between the time the Master Portfolio valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

8	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $43,084,592) (cost — $1,329,284,741)	$1,361,194,923
Investments at value — affiliated (cost — $61,528,184)	61,528,184
Foreign currency at value (cost — $25,730,311)	25,797,366
Cash pledged for financial futures contracts	2,062,150
Receivables:
Investments sold	32,383,135
Dividends	2,242,338
Securities lending income — affiliated	22,499
Variation margin receivable on financial futures contracts	80,042

Total assets	1,485,310,637

Liabilities
Collateral on securities loaned at value	46,466,754
Payables:
Withdrawals to investors	22,528,158
Investments purchased	14,780,912
Investment advisory fees	459,514
Administration fees	59,309
Trustees’ fees	3,707
Variation margin payable on financial futures contracts	249,356
Other accrued expenses payable	22,797

Total liabilities	84,570,507

Net Assets	$1,400,740,130

Net Assets Consist of
Investors’ capital	$1,369,128,644
Net unrealized appreciation (depreciation)	31,611,486

Net Assets	$1,400,740,130

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015	9

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends	$29,206,354
Securities lending — affiliated — net	316,431
Income — affiliated	9,268
Foreign taxes withheld	(3,763,235)

Total income	25,768,818

Expenses
Investment advisory	2,686,802
Administration	340,477
Professional	21,891
Trustees	18,750

Total expenses	3,067,920
Less fees waived by Manager	(44,408)

Total expenses after fees waived	3,023,512

Net investment income	22,745,306

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,316,102)
Financial futures contracts	3,477,720
Foreign currency transactions	(2,799,080)

(1,637,462)

Net change in unrealized appreciation (depreciation) on:
Investments	86,875,309
Financial futures contracts	(753,598)
Foreign currency translations	1,649,226

87,770,937

Net realized and unrealized gain	86,133,475

Net Increase in Net Assets Resulting from Operations	$108,878,781

See Notes to Financial Statements.

10	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$22,745,306	$28,896,622
Net realized loss	(1,637,462)	(16,672,273)
Net change in unrealized appreciation (depreciation)	87,770,937	(62,457,072)

Net increase (decrease) in net assets resulting from operations	108,878,781	(50,232,723)

Capital Transactions
Proceeds from contributions	150,937,999	1,877,904,975
Value of withdrawals	(108,870,799)	(1,130,695,994)

Net increase in net assets from capital transactions	42,067,200	747,208,981

Net Assets
Total increase in net assets	150,945,981	696,976,258
Beginning of period	1,249,794,149	552,817,891

End of period	$1,400,740,130	$1,249,794,149

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015	11

Financial Highlights

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Period October 31, 2013[1] to December 31, 2013

Total Return
Total Return	8.50%[2]	(3.94)%	1.60%[2]

Ratios to Average Net Assets
Total expenses	0.45%[3]	0.46%	0.53%[3]

Total expenses after fees waived	0.44%[3]	0.45%	0.45%[3]

Net investment income	3.34%[3]	2.84%	1.17%[3]

Supplemental Data
Net assets, end of period (000)	$1,400,740	$1,249,794	$552,818

Portfolio turnover rate	49%	120%	15%

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]	Annualized.

See Notes to Financial Statements.

12	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015

Notes to Financial Statements (Unaudited)

1. Organization:

International Tilts Master Portfolio (the “Master Portfolio”) is a series of Master Investment Portfolio (“MIP”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Master Portfolio’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015	13

Notes to Financial Statements (continued)

component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures contracts), that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$4,527,749	$(4,527,749)	—
Deutsche Bank Securities, Inc.	1,126,681	(1,126,681)
Goldman Sachs & Co.	28,300,908	(28,300,908)	—
Jefferies & Co., LLC	1,628,557	(1,628,557)
JP Morgan Clearing Corp.	927,110	(927,110)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,589,252	(2,589,252)	—
Morgan Stanley & Co. LLC	3,984,335	(3,984,335)	—

Total	$43,084,592	$(43,084,592)	—

[1]

Collateral with a value of $46,466,754 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

14	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015

Notes to Financial Statements (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage economically its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Equity contracts	Net unrealized appreciation (depreciation)[1]	$73,492	$(455,102)

[1] Includes cumulative appreciation (depreciation) on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations for the year ended June 30, 2015
	Net Realized Gain From	Net Change in Unrealized Appreciation (Depreciation) on
Foreign currency exchange contracts:
Foreign currency transactions/translations	$6,999	—
Equity contracts:
Financial futures contracts	3,477,720	$(753,598)

Total	$3,484,719	$(753,598)

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts purchased	$39,665,868
Foreign currency exchange contracts:
Average USD amounts sold	$37,018

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Master Portfolio.

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015	15

Notes to Financial Statements (continued)

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.40%
$1 Billion — $3 Billion	0.38%
$3 Billion — $5 Billion	0.36%
$5 Billion — $10 Billion	0.35%
Greater than $10 Billion	0.34%

The Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with the Manager, which has agreed to provide general administration services (other than investment advice and related portfolio activities). The Manager, in consideration thereof, has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. The Manager is entitled to receive for these administration services an annual fee of 0.05% based on the average daily net assets of the Master Portfolio.

From time to time, the Manager may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. The Manager may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2017. The amount of the waiver, if any, is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2015, the Manager waived $40,640 pursuant to this agreement.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investments in other affiliated investment companies, if any. For the six months ended June 30, 2015, the amount waived was $3,768.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income, and this amount can never be less than 70% of the total securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending

16	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015

Notes to Financial Statements (continued)

income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount can never be less than 70% of the total securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2015, the Fund paid BTC $78,915 securities lending agent services.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments excluding short-term securities, were $708,338,596 and $643,426,961, respectively.

7. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for the fiscal year ended December 31, 2014 and the period ended December 31, 2013. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2015, gross unrealized appreciation (depreciation) based on cost for federal income tax purposes were as follows:

Tax cost	$1,400,315,582

Gross unrealized appreciation	$95,367,520
Gross unrealized depreciation	(72,959,995)

Net unrealized appreciation	$22,407,525

8. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Master Portfolio did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015	17

Notes to Financial Statements (concluded)

the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

As of June 30, 2015, the Master Portfolio’s investments had the following industry classifications:

Industry	Percent of Long-Term Investments
Banks	12%
Pharmaceuticals	8
Oil, Gas & Consumable Fuels	6
Insurance	6
Diversified Telecommunication Services	5
Other[1]	63

[1]	All other industries held were less than 5% of long-term investments.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Master Fund, on behalf of International Tilts Master Portfolio (the “Master Portfolio”), a series of the Master Fund, and BlackRock Advisors, LLC (the “Manager”), the Master Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to the Master Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Master Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Portfolio and its interest holders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance relative to its peers, benchmark, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) Master Portfolio operating expenses and how BlackRock allocates expenses to the Master Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015	19

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Lipper, Inc. (“Lipper”) on Master Portfolio fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Master Portfolio as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio to BlackRock; (g) sales and redemption data regarding the Master Portfolio’s interests; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master Fund with respect to the Master Portfolio, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio; (d) the Master Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the placement of Master Portfolio interests, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Master Portfolio. Throughout the year, the Board compared Master Portfolio performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio. BlackRock and its affiliates provide the Master Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

20	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

B. The Investment Performance of the Master Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Master Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Master Portfolio as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-year and since-inception periods reported, the Master Portfolio ranked in the second quartile against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in its Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Master Portfolio’s total expense ratio, as well as its actual advisory fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and total expense ratio each ranked in the first quartile, relative to the Master Portfolio’s Expense Peers. The Board also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s independent registered public accounting firm.

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015	21

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2016, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its interest holders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

22	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of MIP and Fernanda Piedra became Anti-Money Laundering Compliance Officer of MIP.

Effective May 18, 2015, Ian MacKinnon resigned as a Trustee of MIP.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Sidley Austin LLP New York, NY 10019

Sub-Advisor BlackRock Fund Advisors San Francisco, CA 94105	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of MIP 400 Howard Street San Francisco, CA 94105

INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015	23

Additional Information

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; and (2) on the SEC’s website at http://www.sec.gov.

24	INTERNATIONAL TILTS MASTER PORTFOLIO	JUNE 30, 2015

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds III and Master Investment Portfolio

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: September 3, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds III and Master Investment Portfolio

Date: September 3, 2015

4